Dear Shareholder:

     Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Franklin Michigan Tax-Free Income Fund. The Meeting has been called for June 23, 1999 at 1:30 p.m. Pacific time, at the offices of Franklin Tax-Free Trust (the "Trust") at 777 Mariners Island Boulevard, San Mateo, CA 94404. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

     This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve a Plan of Reorganization that would result in your shares of Franklin Michigan Tax-Free Income Fund ("Income Fund") being exchanged for those of a fund called Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund"). If shareholders of Income Fund approve the proposal, you will receive Class A shares of Insured Fund equal in value to your investment in shares of Income Fund. You will no longer be a shareholder of Income Fund, and you will instead be a shareholder of Insured Fund.

     The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

     The transaction is being proposed because the projected growth in assets of Income Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Insured Fund has investment goals and investment policies substantially similar to those of Income Fund, as outlined in the Prospectus/Proxy Statement. Insured Fund is managed by Franklin Advisers, Inc., the current investment manager of Income Fund. Insured Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

     Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

     - To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     -  Sign and return your card promptly.

     - If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                                          Sincerely,

                                          Deborah R. Gatzek
                                          Secretary


                      This page intentionally left blank.


                            FRANKLIN TAX-FREE TRUST
                                  ON BEHALF OF
                     FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                         777 MARINERS ISLAND BOULEVARD
                              SAN MATEO, CA 94404

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                          TO BE HELD ON JUNE 23, 1999

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Franklin Michigan Tax-Free Income Fund ("Income Fund") will be held at the offices of Franklin Tax-Free Trust (the "Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Meeting is being called for the following reasons:

     1. To approve or disapprove a Plan of Reorganization by the Trust, on behalf of its series, Income Fund and Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund"), that provides for: (i) the acquisition of substantially all of the assets of Income Fund in exchange for Class A shares of Insured Fund;
(ii) the distribution of Class A shares of Insured Fund to the shareholders of Income Fund; and (iii) the liquidation and dissolution of Income Fund.

     2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     The transaction contemplated by the Plan of Reorganization is described in the attached Prospectus/ Proxy Statement. A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

     Shareholders of record as of the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          Deborah R. Gatzek
                                          Secretary

May 7, 1999

     THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.


                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
COVER PAGE                                                    Cover
SUMMARY                                                           2
     On what proposal am I being asked to vote?                   2
     How will the shareholder voting be handled?                  2
     What are the general tax consequences of the
      Transaction?                                                2
COMPARISONS OF SOME IMPORTANT FEATURES                            3
     How do the investment goals and policies of the funds
      compare?                                                    3
     What are the risks of an investment in the funds?            3
     Who manages the funds?                                       3
     What are the fees and expenses of each fund and what
      might they be after the Transaction?                        4
     Where can I find more financial information about the
      funds?                                                      5
     What are other key features of the funds?                    5
          Transfer Agency and Custody Services                    5
          Distribution Services                                   5
          Rule 12b-1 Plans                                        5
          Purchases and Redemptions                               6
          Dividends and Distributions                             6
REASONS FOR THE TRANSACTION                                       7
INFORMATION ABOUT THE TRANSACTION                                 7
     How will the Transaction be carried out?                     7
     Who will pay the expenses of the Transaction?                8
     What are the tax consequences of the Transaction?            8
     What should I know about Insured Fund -- Class A
      Shares?                                                     8
     What are the capitalizations of the funds and what
      might the capitalization be after the Transaction?          9
COMPARISON OF INVESTMENT GOALS AND POLICIES                       9
     Are there any significant differences between the
      investment goals of the funds?                              9
     How do the types of securities the funds buy and the
      investment policies of the funds compare?                   9
     How do the fundamental investment restrictions of the
      funds differ?                                              11
     What are the risk factors associated with investments
      in the funds?                                              11



                                                              PAGE
                                                              -----
VOTING INFORMATION                                               13
     How many votes are necessary to approve the Plan?           13
     How do I ensure my vote is accurately recorded?             13
     Can I revoke my proxy?                                      13
     What other matters will be voted upon at the Meeting?       13
     Who is entitled to vote?                                    13
     What other solicitations will be made?                      14
     Are there dissenters' rights?                               14
INFORMATION ABOUT INSURED FUND                                   14
INFORMATION ABOUT INCOME FUND                                    14
PRINCIPAL HOLDERS OF SHARES                                      15
GLOSSARY OF USEFUL TERMS AND DEFINITIONS                         16
EXHIBITS TO PROSPECTUS AND PROXY STATEMENT                       17
     Exhibit A - Plan of Reorganization                         A-1
     Exhibit B - Prospectus of Franklin Michigan Insured
      Tax-Free Income Fund dated July 1, 1998, as amended
      January 1, 1999
     Exhibit C - Annual Report to Shareholders of Franklin
      Michigan Insured Tax-Free Income Fund dated February
      28, 1999



                      This page intentionally left blank.



                         PROSPECTUS AND PROXY STATEMENT

                              DATED APRIL 21, 1999

                          ACQUISITION OF THE ASSETS OF
                     FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

     This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Michigan Tax-Free Income Fund ("Income Fund") to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders vote to approve the Plan, the net assets of Income Fund will be acquired by Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund") in exchange for shares of Franklin Michigan Insured Tax-Free Income Fund -- Class A ("Insured Fund -- Class A Shares"). The Meeting will be held at the principal offices of Franklin Tax-Free Trust (the "Trust"), which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Board, on behalf of Income Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 7, 1999.

     If the shareholders vote to approve the Plan, you will receive Insured Fund -- Class A Shares equal in value to your investment in shares of Income Fund. Income Fund will then be liquidated.

     Like Income Fund, Insured Fund is a series of the Trust, an open-end management investment company. And, like Income Fund, Insured Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan as is consistent with prudent investing, while seeking the preservation of shareholders' capital. There are two principal differences between the funds. One difference is the type of securities in which each fund primarily invests. Insured Fund primarily invests in insured municipal securities; Income Fund only invests in investment grade municipal securities. Second, Insured Fund, unlike Income Fund, is a diversified fund. Diversified funds can not invest as much of their assets as non-diversified funds can in the securities of any single issuer.

     This Prospectus/Proxy Statement gives the information about the proposed reorganization and Insured Fund -- Class A Shares that you should know before investing. You should retain it for future reference. Additional information about the Insured Fund -- Class A Shares and the proposed reorganization can be found in the following documents.

     - The Prospectus of Insured Fund dated July 1, 1998, as amended January 1, 1999 ("Insured Fund Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

     - The Annual Report to Shareholders of Insured Fund, dated February 28, 1999, contains financial and performance information for Insured Fund and is attached to and considered a part of this Prospectus/Proxy Statement.

     - A Statement of Additional Information dated April 21, 1999 relating to this Prospectus/Proxy Statement, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

     The Prospectus of Income Fund dated July 1, 1998, as amended January 1, 1999 and supplemented January 12, 1999 (the "Income Fund Prospectus") and Income Fund's Annual Report to Shareholders dated February 28, 1999 are on file with the SEC (File nos. 02-94222 and 811-4149) and are incorporated by reference herein. You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, or any of the documents referred to above, without charge by calling 1-800/DIAL BEN(R), or by writing to Income Fund or Insured Fund at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                                    SUMMARY

     This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Insured Fund Prospectus (attached as Exhibit B), and the Annual Report of Insured Fund (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

     The Board has approved the Plan (which is attached as Exhibit A) for Income Fund and recommends that shareholders of Income Fund vote to approve the Plan. If shareholders vote to approve the Plan, Income Fund's net assets will be transferred to Insured Fund in exchange for an equal value of Insured
Fund -- Class A Shares. These shares of Insured Fund will then be distributed to Income Fund's shareholders and Income Fund will be liquidated. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.")

     This means that your shares of Income Fund will be exchanged for an equal value of Insured Fund -- Class A Shares. As a result, you will cease to be a shareholder of Income Fund and will become a shareholder of Insured Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

     Like Income Fund, Insured Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Advisers. It has investment goals and policies that are similar, but not identical, to those of Income Fund.

     For the reasons set forth below under "Reasons for the Transaction," the Board has concluded that the Transaction is in the best interests of the shareholders of Income Fund and Insured Fund. The Board also concluded that no dilution in value would result to the shareholders of Income Fund or Insured Fund, as a result of the Transaction.

                         THE BOARD RECOMMENDS THAT YOU
                           VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

     Shareholders who own shares of Income Fund at the close of business on April 19, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share that they hold and a fractional vote for each fractional share that they hold. To approve the reorganization, a majority of the outstanding shares of Income Fund must be voted in favor of the Plan.

     Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return a signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.

     You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

     It is expected that shareholders of Income Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Income Fund for Insured Fund -- Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences. For more information about the tax consequences of the Transaction, see "Information About the Transaction -- What are the tax consequences of the Transaction?"

                                        2



                     COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

     Insured Fund and Income Fund share the identical investment goal of providing investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan as is consistent with prudent investing, while seeking preservation of shareholders' capital. Both of the funds seek to achieve this goal by trying to invest all of their assets in municipal securities that pay interest free from federal and state personal income taxes for Michigan residents. The primary difference between the investment policies of the funds is that at least 65% of the municipal securities in which the Insured Fund invests are covered by insurance guaranteeing the timely payment of principal and interest. The Income Fund invests in investment grade municipal securities or unrated securities that Advisers believes are comparable. In addition, unlike Income Fund, which is a non-diversified fund, Insured Fund is a diversified fund. As a diversified fund, Insured Fund is required to spread its investments among more issuers.

     For more information about the investment goals and policies of the two funds, see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

     As with most investments, investments in Income Fund and Insured Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund are substantially similar and include interest rate, income, credit, market, and call risks. As a general principle, an investment in Insured Fund involves relatively less risk than a similar investment in Income Fund. This is because Insured Fund invests at least 65% of its assets in insured municipal securities, which increases the credit safety of its insured investments. The fact that Insured Fund is a diversified fund may also reduce the relative risks associated with investments in each of the funds because Insured Fund's investments may not be as focused as those of Income Fund on single issuers.

     For more information about the risks of the funds, see "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

     The management of the business and affairs of both funds is the responsibility of the Board. The Board elects officers of the Trust who are responsible for the day-to-day operations. Both funds are series of Franklin Tax-Free Trust, a Massachusetts business trust created in September 1984.

     Advisers manages the assets of both funds and makes each fund's investment decisions. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 163 U.S.-based funds or series. They have over $216 billion in combined assets, including $51 billion in the municipal securities market, under management for approximately 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

     The team responsible for the day-to-day management of the Insured Fund's portfolio is:

     Thomas Kenny, Executive Vice President of Advisers. Mr. Kenny has been an analyst or portfolio manager of the Insured Fund since 1987 and of the Income Fund since its inception. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986.

                                        3



     Sheila Amoroso, Senior Vice President of Advisers. Ms. Amoroso has been an analyst or portfolio manager of the Insured Fund since 1987 and is not a member of the management team for the Income Fund. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986.

     John Pomeroy, Vice President of Advisers. Mr. Pomeroy has been an analyst or portfolio manager of the Insured Fund since 1989 and of the Income Fund since 1996. He holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986.

     As indicated, each of these team members currently manages one or both of the funds. Francisco Rivera, Portfolio Manager of Advisers and a member of the management team for the Income Fund, is not a member of the management team for the Insured Fund.

     Each fund has a management agreement with Advisers under which Advisers receives a management fee equal to a monthly rate of 5/96 of 1% of the value of the fund's net assets up to and including $100 million; and 1/24 of 1% of the value of the fund's net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of the fund's net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Because Insured Fund has two classes of shares, holders of Insured Fund -- Class A Shares pay a proportionate share of these fees.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

          FEE TABLE FOR INCOME FUND AND INSURED FUND -- CLASS A SHARES
                FOR THE 12 MONTH PERIOD ENDED FEBRUARY 28, 1999

                                                                ACTUAL                 INSURED FUND
                                                     ----------------------------    AFTER TRANSACTION
                                                     INCOME FUND    INSURED FUND+       (PROJECTED)
                                                     -----------    -------------    -----------------
SHAREHOLDER TRANSACTION EXPENSES*
     Maximum Sales Charge (as a percentage of
       Offering Price).............................     4.25%           4.25%              4.25%
       Paid at time of purchase(1).................     4.25%           4.25%              4.25%
       Paid at time of redemption(2)...............      None            None               None
     Exchange Fee (per transaction)................      None            None               None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees...............................  0.63%(3)           0.47%              0.47%
     Rule 12b-1 Fees(4)............................     0.10%           0.09%              0.09%
     Other Expenses................................     0.21%           0.07%              0.07%
                                                     ---------      ----------       ------------
     Total Fund Operating Expenses.................  0.94%(3)           0.63%              0.63%
                                                     ---------      ----------       ------------
                                                     ---------      ----------       ------------

---------------
+ Information provided is for Insured Fund -- Class A Shares.

* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. There is no front-end sales charge if you invest $1 million or more.

2. A Contingent Deferred Sales Charge may apply to any purchase of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? -- Contingent Deferred Sales Charge" in the prospectuses of either Insured Fund or Income Fund for details.

3. For the period shown, Advisers had agreed in advance to waive its management fees and make certain payments to reduce the Income Fund's expenses. With this reduction, the Income Fund paid no management fees and total operating expenses were 0.25%.
                                        4



4. These fees may not exceed 0.15% for Income Fund and 0.10% for Insured Fund. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

EXAMPLE

     Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                                          1 YEAR*    3 YEARS    5 YEARS    10 YEARS
                                                          -------    -------    -------    --------
Income Fund.............................................   $517       $712       $923       $1,531
Insured Fund............................................   $487       $618       $761       $1,178
Projected Insured Fund (after proposed Transaction).....   $487       $618       $761       $1,178

* Assumes a Contingent Deferred Sales Charge will not apply.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the fund's Net Asset Value or in dividends paid to shareholders and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

     The current Annual Report to Shareholders of Insured Fund for the fiscal year ended February 28, 1999 contains more financial information about Insured Fund, including per share information under the heading "Financial Highlights," and audited financial statements. The Annual Report is attached to and considered a part of this Prospectus/Proxy Statement. The current Annual Report to Shareholders of Income Fund for the fiscal year ended February 28, 1999 contains similar information about that fund, and will be provided free of charge if you request a copy of the SAI relating to this Prospectus/Proxy Statement.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

     Transfer Agency and Custody Services. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for both of the funds.

     Bank of New York acts as the custodian of the securities and other assets of both of the funds. The main office of the Bank of New York is 90 Washington Street, New York, NY 10286.

     Distribution Services. Pursuant to underwriting agreements with each of the funds, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of Income Fund and Insured Fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

     Rule 12b-1 Plans. Each fund (and class in the case of Insured Fund) has a separate distribution or "Rule 12b-1" plan under which it shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

     Payments by Income Fund under its plan may not exceed 0.15% per year of the fund's average daily net assets, although the fund is currently only reimbursing up to 0.10%. Payments by Insured Fund under its Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution

                                        5



expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

     In the case of Insured Fund, which has two classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Funds' Underwriter" in the SAI for Insured Fund.

     Purchases and Redemptions. Each fund has a maximum front-end sales charge of 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1,000,000 or more. Both funds generally require a minimum initial investment of $1,000 and subsequent investments of at least $50.

     You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

     Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of both funds which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Insured Fund shares acquired by Income Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Income Fund shares were subject to a Contingent Deferred Sales Charge.

     Additional information and specific instructions explaining how to buy, sell, and exchange shares of Income Fund and Insured Fund are outlined in the current prospectus of each fund under the heading "About Your Account." The accompanying prospectus of Insured Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.

     Dividends and Distributions. Both funds declare dividends daily from their net investment income and pay them monthly on or about the 20th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

     Capital gains, if any, for both funds may be distributed twice a year.

     Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund under the heading "What Distributions Might I Receive From the Funds?"

     Distributions made by the funds to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from regular federal income tax, are a preference item when determining your alternate minimum tax. Distributions designated by the funds as long-term capital gains are taxable to you as such.

     Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to Michigan and local income tax. Distributions paid by the funds from the interest earned on municipal securities of Michigan, or its political subdivisions, will generally be exempt from Michigan's personal income taxes.

     Each fund notifies its shareholders annually of the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions received from the fund in the prior year.

                                        6



     For more information about the tax implications of investments in either fund, see the current prospectus of each fund under the heading "How Taxation Affects the Funds and Their Shareholders."

                          REASONS FOR THE TRANSACTION

     Because of the relatively low demand for Income Fund, Advisers recommended to the Board that Income Fund be combined with a larger fund that has similar investment goals and policies. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for Income Fund and its shareholders. The Transaction was also recommended to combine two similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

     The Plan was presented to the Board at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of Income Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board considered, among other things: the expense ratios of Income Fund and Insured Fund; the comparative investment performance of Income Fund and Insured Fund; the compatibility of the investment goals, policies, restrictions and investments of Income Fund with those of Insured Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board also considered that the expenses of the Transaction will be shared one-quarter by Income Fund, one-quarter by Insured Fund, and one-half by Advisers.

     The Board concluded that the Transaction is in the best interests of the shareholders of Income Fund and that no dilution of value would result to the shareholders of Income Fund from the Transaction. It then decided to approve the Plan and to recommend that shareholders of Income Fund vote to approve the Transaction. As required by law, the Board members approving the Plan included a majority of the trustees who are not interested persons of Income Fund.

     The Board's conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

     The Board, on behalf of Insured Fund, also determined that the Transaction was in the best interests of Insured Fund and its shareholders and that no dilution would result to such shareholders.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF INCOME FUND, RECOMMENDS THAT YOU VOTE FOR THE PLAN. If the Plan is not approved, the Board will consider other possible courses of action for Income Fund, including dissolution and liquidation.

                       INFORMATION ABOUT THE TRANSACTION

     This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

     If the shareholders of Income Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of both funds, including the delivery of certain documents. The Trust's officers will determine the closing date. If the shareholders of Income Fund do not approve the Plan, the Transaction will not take place.

     If shareholders of the Income Fund do approve the Plan on June 23, 1999, shares of the Income Fund will no longer be offered for sale, except for the reinvestment of dividend and capital gain

                                        7



distributions. Until the close of business on June 23, 1999, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

     If the shareholders approve the Plan, Income Fund will deliver substantially all of its assets to Insured Fund on the closing date. In exchange, Income Fund will receive Insured Fund -- Class A Shares that have a value equal to the dollar value of the assets initially delivered to Insured Fund. Those shares will be distributed pro rata to Income Fund's shareholders of record as of the close of business on the closing date. The stock transfer books of Income Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Income Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of Insured Fund.

     To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Board, on behalf of either fund, may also decide to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Income Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

     The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by Income Fund, 25% by Insured Fund, and 50% by Advisers. As described above, Advisers is the investment manager for the funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of Income Fund and Insured Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, that shareholders of Income Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Income Fund for shares of Insured Fund and that Insured Fund will not recognize any gain or loss upon receipt of Income Fund's assets.

     You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT INSURED FUND -- CLASS A SHARES?

     Insured Fund -- Class A Shares will be distributed to shareholders of Income Fund. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each Insured
Fund -- Class A Share will have no preemptive or conversion rights, and will be transferable upon the books of Insured Fund. The shares of Insured Fund will be recorded electronically in each shareholder's account. Insured Fund will then send a confirmation to each shareholder. As described in its prospectus, Insured Fund does not issue share certificates unless requested. Former shareholders of the Income Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Insured Fund until the certificates have been returned.

     The shares of both funds have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

     Like Income Fund, Insured Fund does not routinely hold annual shareholders' meetings. Insured Fund may hold special meetings for matters requiring shareholder approval. A meeting of that fund's shareholders may also be called by the Board in its discretion or by shareholders who hold at least 10% of the fund's outstanding shares.
                                        8



WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

     The following table sets forth, as of February 28, 1999, (i) the capitalization of Income Fund; (ii) the capitalization of Insured Fund; and
(iii) the projected capitalization of Insured Fund as adjusted to give effect to the proposed Transaction. The capitalization of Insured Fund is likely to be different when the Transaction is consummated.

                                                                                      INSURED FUND
                                                     INCOME FUND    INSURED FUND    AFTER TRANSACTION
                                                     (UNAUDITED)    (UNAUDITED)        (PROJECTED)
                                                     -----------    ------------    -----------------
Net assets (millions)..............................         $17          $1,211                $1,228
Total shares outstanding...........................   1,543,179      98,622,503           100,016,430
Net Asset Value per share..........................      $11.09           $12.28               $12.28

                  COMPARISON OF INVESTMENT GOALS AND POLICIES

     This section describes key investment goals of Income Fund and Insured Fund, and certain noteworthy differences between the investment goals and policies of the two funds. For a complete description of Insured Fund's investment policies and risks, you should read the Insured Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE FUNDS?

     Income Fund and Insured Fund share the same investment goal: to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each investment goal is fundamental. Each fund seeks to achieve its goal by trying to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

     Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

     A significant difference between the funds is in the credit quality of municipal securities in which they invest. Insured Fund invests at least 65% of its total assets in insured municipal securities. Income Fund only invests in investment grade securities or unrated securities that Advisers believes are comparable. Also significant is that Insured Fund is a diversified fund and Income Fund is a non-diversified fund.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

     Municipal Securities.

     Both funds generally seek to invest their assets in securities that pay interest free from federal and Michigan personal income taxes for Michigan residents. As fundamental policies, they normally invest at least 80% of their net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and Michigan personal income taxes. Thus, it is possible, although not anticipated, that both funds may have up to 20% of their assets in securities that pay taxable interest. And, both funds may also have assets invested in municipal securities that pay interest subject to the federal alternative minimum income tax. At least 65% of each fund's total assets are invested in municipal securities of Michigan.

     Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. These types of securities generally pay interest free from federal income tax

                                        9



and, if issued by Michigan or its counties, municipalities, authorities, agencies, or other subdivisions, or by U.S. territories, Michigan personal income taxes for Michigan residents.

     Quality. Income Fund only invests in investment grade municipal securities, which include those in one of the four highest rating levels as rated by an independent rating agency, or unrated securities that Advisers believes are comparable. Insured Fund invests at least 65% of its total assets in insured municipal securities. Insured municipal securities are covered by an insurance policy that guarantees the timely payment of principal and interest. Insured Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments but decreases its yield (and does not guarantee the market value of a security or Insured Fund's shares or distributions). The balance of Insured Fund's assets may be invested in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-free securities, pending investment in longer-term municipal securities. Only 20% of Insured Fund's total assets may be invested in the securities described in (ii) above.

     Maturity. Neither fund has a restriction on the maturity -- the time when the issuer must repay the amount borrowed -- of the securities they may buy. They also do not have restrictions on their average portfolio maturity.

     Variable and floating rate securities. Each fund may invest in top rated variable and floating rate securities. These are securities that have interest rates that change either at specific intervals or whenever a benchmark rate changes. This helps to protect against a decline in the security's market price, but also lowers a fund's income when interest rates fall. If, however, interest rates increase, a fund's income from its variable rate investments will also increase.

     Municipal lease obligations. Both funds may invest in municipal lease obligations without limit if the obligations meet the fund's quality and maturity standards. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

     Temporary Investments.

     When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest either fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than Michigan. Each fund also may invest all of its assets in securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

     When-Issued and Delayed Delivery Transactions.

     Both funds may engage in when-issued and delayed delivery transactions -- those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the funds assume the risk that the value of the security at delivery may be more or less than the purchase price. When either fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

                                       10



     Diversification.

     Unlike Income Fund, Insured Fund is a diversified fund under the 1940 Act. As a diversified fund, the Insured Fund will not buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government) or if it would result in the fund owning more than 10% of the voting securities of a single issuer. Insured Fund, however, is not prohibited from investing the remaining 25% of its net assets in the securities of a single issuer. Although Income Fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it does intend to meet the diversification requirements of the Internal Revenue Code. Those diversification requirements are similar to the diversification requirements of the 1940 Act, except that the limitations only apply to 50% (not 75%) of total assets. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities each representing 25% of the value of the fund. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund, such as Income Fund, may be more sensitive to these changes.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

     Except with respect to investments in other investment companies, the funds have adopted the same restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote. Neither fund is generally permitted to purchase securities of other investment companies. Both funds may do so, however, in connection with a merger, consolidation or reorganization. Insured Fund also may purchase the securities of an investment company managed by Advisers or its affiliates if granted an exemption under the 1940 Act, which allows the fund to invest in shares of one or more investment companies of the type generally referred to as money market funds. Income Fund may only purchase securities of another investment company using its uninvested daily cash balances and then only to invest in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the funds total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

     Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in municipal securities of similar quality, although an investment in the funds may involve more risk than an investment in a fund that does not focus on the securities of a single state.

     Interest Rate, Income, Credit, Market, and Call Risks.

     Investments in both funds are subject to interest rate, income, credit, market and call risks.

     Interest rate risk is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. Interest rates have increased and decreased in the past. These changes are unpredictable.

                                       11



     Income risk is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

     Credit risk is the possibility that an issuer of a security will be unable to make interest payments or to pay the principal of a security upon maturity. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. A change in the credit risk associated with a security may cause a corresponding change in the security's price, and, therefore, the fund's share price. The credit risks may not be as great for investors in the Insured Fund. This is because 65% of the assets of the Insured Fund are invested in insured municipal securities. These investments are covered by an insurance policy that guarantees timely payment of principal and interest. The Insured Fund buys insured municipal securities only if they are covered by policies provided by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities and the fund's share price.

     Market risk is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase. A security's maturity length also affects its price. In general, securities with longer maturities are more sensitive to price changes.

     Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security. At any time, a fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of those securities may lower the fund's income and its distributions to shareholders.

     State Risks.

     Since each fund invests heavily in municipal securities of Michigan, events in that state are likely to affect each fund's investments and performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to municipal issuers. A negative change in any one of these or other areas could affect the ability of Michigan's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

     For more specific information on the economy and financial strength of Michigan, please see "What Are the Risks of Investing in the Funds?" in the current SAI for each of the funds.

     U.S. Territories Risks.

     Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

     Diversification.

     A potential difference in the risks associated with investments in each of the funds arises from the fact that Income Fund, unlike Insured Fund, is non-diversified. To the extent a fund's investments are not diversified, the fund may be more susceptible than a fully diversified fund to adverse economic, political, business, or regulatory developments affecting a single issuer or industry. This, in turn, can affect the fund's share price.

                                       12



     Concentration.

     Although neither fund can invest more than 25% of its assets in securities of any industry, both funds may invest more than 25% of their assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project would likely affect all similar projects.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

     The affirmative vote of a majority of the holders of all of the outstanding shares of Income Fund is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of Income Fund held at the close of business on April 19, 1999 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You can vote in any one of three ways:

     -  By mail, with the enclosed proxy card.

     -  In person at the Meeting.

     - Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/645-3559.

     A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by sending a written notice to Income Fund expressly revoking your proxy, by signing and forwarding to Income Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board does not intend to bring any matters before the Meeting other than described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Shareholders of record of Income Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 1,531,553.565 outstanding shares of Income Fund.

                                       13



WHAT OTHER SOLICITATIONS WILL BE MADE?

     Income Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Income Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Income Fund, without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. Income Fund has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of $2,000. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Income Fund, one-quarter by Insured Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

     Shareholders of Income Fund will not be entitled to any "dissenters' rights" since the Transaction involves two series of an open-end investment company registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Insured Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                         INFORMATION ABOUT INSURED FUND

     Information about Insured Fund is included in the Insured Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Insured Fund is included in its SAI, dated July 1, 1998, as supplemented April 1, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy Statement. You may request a free copy of Insured Fund's SAI and other information by calling 1-800/DIAL BEN(R) or by writing to Insured Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Insured Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1999 is attached to and considered a part of this Prospectus/Proxy Statement.

     Insured Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                         INFORMATION ABOUT INCOME FUND

     Information about Income Fund is included in the Income Fund Prospectus and Income Fund's SAI dated July 1, 1998, as supplemented April 1, 1999, and in the Income Fund's Annual Report to Shareholders dated February 28, 1999. These documents have been filed with the SEC and the Income Fund Prospectus is incorporated by reference herein. You may request free copies of these documents and other information by calling 1-800/DIAL BEN(R) or by writing to 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Reports and other information filed by Income Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                                       14



                          PRINCIPAL HOLDERS OF SHARES

     As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of Insured Fund and Income Fund. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. No other person owned (beneficially or of record) 5% or more of the outstanding shares of the Insured Fund. As of the Record Date, Franklin Resources, Inc., Corporate Accounting, 555 Airport Blvd., 4th Floor, Burlingame, CA 94010 held 16% of the outstanding shares of Income Fund.

                                       15



GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 Act -- Investment Company Act of 1940, as amended

Advisers -- Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for Income Fund and Insured Fund

Board -- The Board of Trustees of the Trust

Contingent Deferred Sales Charge (CDSC) -- A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

Distributors -- Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the principal underwriter for both funds

Franklin Templeton Funds -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services -- Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to Income Fund and Insured Fund

NASD -- National Association of Securities Dealers, Inc.

Net Asset Value (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price -- The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge for each fund is 4.25%.

Resources -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

SEC -- U.S. Securities and Exchange Commission

Securities Dealer -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. -- United States

We/Our/Us -- Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                       16



                           EXHIBITS TO PROSPECTUS AND
                                PROXY STATEMENT

EXHIBIT
-------
  A       Plan of Reorganization by Franklin Tax-Free Trust, on behalf of its series Franklin Michigan Tax-Free Income Fund and
          Franklin Michigan Insured Tax-Free Income Fund

  B       Prospectus of Franklin Michigan Insured Tax-Free Income
          Fund, dated July 1, 1998, as amended January 1, 1999

  C       Annual Report to Shareholders of Franklin Michigan Insured
          Tax-Free Income Fund, dated February 28, 1999

                                       17



                                   EXHIBIT A

                             PLAN OF REORGANIZATION

     PLAN OF REORGANIZATION (the "Plan"), made by Franklin Tax-Free Trust (the "Trust") as of this 28th day of April, 1999, on behalf of its series FRANKLIN MICHIGAN TAX-FREE INCOME FUND ("Income Fund") and FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND ("Insured Fund") (collectively, the "Funds"), with a principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

     The Plan will consist of (i) the acquisition by Insured Fund of substantially all of the property, assets and goodwill of Income Fund in exchange solely for shares of beneficial interest, no par value, of Insured Fund -- Class A ("Insured Fund Shares"); (ii) the distribution of Insured Fund Shares to the shareholders of Income Fund according to their respective interests; and (iii) the subsequent dissolution of Income Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                      PLAN

     In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Funds:

1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INCOME FUND.

     (a) Subject to the terms and conditions of this Plan, the Trust on behalf of the Income Fund shall convey, transfer and deliver to Insured Fund at the Closing all of Income Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Income Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Income Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Income Fund's books (hereinafter "Net Assets"). Income Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

     (b) Subject to the terms and conditions of this Plan, the Trust on behalf of Insured Fund shall at the Closing deliver to Income Fund the number of Insured Fund Shares, determined by dividing the aggregate Net Assets of Income Fund on the Closing Date by the net asset value per share of Insured Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) Immediately following the Closing, the Trust shall dissolve the Income Fund and distribute pro rata to the shareholders of record of Income Fund as of the close of business on the Closing Date, the Insured Fund Shares to be delivered to Income Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to Income Fund and noting in such accounts the type and amounts of such Insured Fund Shares that such former Income Fund shareholders are due based on their respective holdings of Income Fund as of the close of business on the Closing Date. Fractional Insured Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Income Fund shall be entitled to surrender the same to the transfer agent for the Insured Fund in exchange for the number of Insured Fund Shares into

                                       A-1



which the shares of the Income Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Insured Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Income Fund shall be deemed for all the Insured Fund's purposes to evidence ownership of the number of Insured Fund's Shares into which the shares of beneficial interest of the Income Fund (which prior to the Closing were represented thereby) have been converted.

2.  VALUATION.

     (a) The value of Income Fund's Net Assets to be transferred to Insured Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Income Fund's currently effective prospectus.

     (b) The net asset value of a share of Insured Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Insured Fund's currently effective prospectus.

     (c) The net asset value of a share of Income Fund shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Income Fund's currently effective prospectus.

3.  CLOSING AND CLOSING DATE.

     The Closing Date shall be August 26, 1999, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 2:00 p.m. Pacific time on the Closing Date. The Trust on behalf of the Income Fund shall have provided for delivery, as of the Closing, of Income Fund's Net Assets to be transferred to the Trust's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust on behalf of Income Fund shall produce at the Closing a list of names and addresses of the shareholders of record of Income Fund's shares and the number of shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust on behalf of Insured Fund shall issue and deliver a certificate or certificates evidencing the shares of the Insured Fund to be delivered to said transfer agent registered in such manner as the Trust on behalf of Income Fund may request, or provide evidence satisfactory to Income Fund that such Insured Fund Shares have been registered in an account on the books of Insured Fund in such manner as the Trust on behalf of Income Fund may request.

4.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF INCOME FUND.

     The Trust makes the following representations and warranties about Income
Fund:

     (a) Income Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on September 18, 1984 and validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of twenty-eight (28) series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

                                       A-2



     (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by Coopers & Lybrand L.L.P., fairly present the financial position of Income Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The Trust has the necessary power and authority to conduct Income Fund's business as such business is now being conducted.

     (e) The Trust on behalf of Income Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

     (f) The Trust has elected to treat Income Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Income Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF INSURED FUND.

     The Trust makes the following representations and warranties about Insured
Fund:

     (a) Insured Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on September 18, 1984 and validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

     (b) The Trust is authorized to issue an unlimited number of shares of Insured Fund, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Insured Fund Shares to be issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

     (c) At the Closing, Insured Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Income Fund are presently eligible for offering to the public, and there are a sufficient number of Insured Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

     (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by Coopers & Lybrand L.L.P, fairly present the financial position of Insured Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) The Trust has the necessary power and authority to conduct Insured Fund's business as such business is now being conducted.

     (f) The Trust on behalf of Insured Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

     (g) The Trust has elected to treat Insured Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Insured Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

                                       A-3



6.  REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

     The Trust makes the following representations and warranties about both Income Fund and Insured Fund:

     (a) The statement of assets and liabilities to be created by the Trust for each of the Funds as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Insured Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of Income Fund and the net assets in the case of Insured Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (c) Except as disclosed in the Trust's current effective prospectuses relating to Income Fund and Insured Fund, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

     (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

     (e) It anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of each Fund's fiscal year.

7.  INTENTIONS OF THE TRUST ON BEHALF OF THE FUNDS.

     (a) The Trust intends to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

     (b) The Trust intends that the Income Fund will not acquire the Insured Fund Shares for the purpose of making distributions thereof to anyone other than Income Fund's shareholders.

     (c) The Trust intends that, by the Closing, all of the Funds' federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

     (d) The Trust intends to mail to each shareholder of record of Income Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (e) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Insured Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Income Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to

                                       A-4



state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST ON BEHALF OF THE FUNDS.

     The consummation of the Plan shall be subject to the following conditions:

     (a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust and the Funds shall occur prior to the Closing; and
(iii) the Trust shall execute a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (c) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Income Fund at an annual or special meeting or any adjournment thereof.

     (d) That a distribution or distributions shall have been declared for both parties, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each party (i) all net investment income and all net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

     (e) That there shall be delivered to the Trust on behalf of Income Fund and Insured Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

          (1) The acquisition by Insured Fund of substantially all the assets of Income Fund as provided for herein in exchange for Insured Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Income Fund and Insured Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

          (2) No gain or loss will be recognized by Income Fund upon the transfer of substantially all of its assets to Insured Fund in exchange solely for voting shares of Insured Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
     Section 1276 of the Code;

          (3) No gain or loss will be recognized by Insured Fund upon the receipt of substantially all of the assets of Income Fund in exchange solely for voting shares of Insured Fund (Section 1032(a));

          (4) The basis of the assets of Income Fund received by Insured Fund will be the same as the basis of such assets to Income Fund immediately prior to the exchange (Section 362(b));

          (5) The holding period of the assets of Income Fund received by Insured Fund will include the period during which such assets were held by Income Fund (Section 1223(2));

                                       A-5



          (6) No gain or loss will be recognized to the shareholders of Income Fund upon the exchange of their shares in Income Fund for voting shares of Insured Fund (Section 354(a));

          (7) The basis of the Insured Fund Shares received by Income Fund's shareholders shall be the same as the basis of the shares of Income Fund exchanged therefor (Section 358(a)(1));

          (8) The holding period of Insured Fund Shares received by Income Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Income Fund's shares surrendered in exchange therefor, provided that Income Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

          (9) Insured Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Income Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

     (f) That there shall be delivered to the Trust on behalf of the Insured Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Income Fund is a series of the Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984 and is validly existing and in good standing under the laws of that commonwealth;

          (2) The Trust is authorized to issue an unlimited number of shares of Income Fund, no par value. Assuming that the initial shares were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Income Fund were sold, issued and paid for in accordance with the terms of Income Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in Income Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Income Fund, the unfavorable outcome of which would materially and adversely affect Income Fund;

          (5) All actions required to be taken by the Trust and/or Income Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and Income Fund; and

          (6) Neither the execution, delivery nor performance of this Plan by the Trust and/or Income Fund violates any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Income Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Income Fund and is enforceable against the Trust and/or Income Fund in accordance with its terms.

          In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Income Fund.

                                       A-6



     (g) That there shall be delivered to the Trust on behalf of the Income Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Insured Fund is a series of the Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984 and is validly existing and in good standing under the laws of that commonwealth;

          (2) The Trust is authorized to issue an unlimited number of shares of Insured Fund, no par value. Assuming that the initial capital shares of Insured Fund were issued in accordance with the 1940 Act, and the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Insured Fund were sold, issued and paid for in accordance with the terms of Insured Fund's prospectus in effect at the time of such sales, each such outstanding share of Insured Fund is fully paid, non-assessable, freely transferable and has full voting rights;

          (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in Insured Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Insured Fund, the unfavorable outcome of which would materially and adversely affect Insured Fund;

          (5) Insured Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Insured Fund;

          (6) All actions required to be taken by the Trust and/or Insured Fund to authorize the Plan contemplated hereby have been duly authorized by all necessary action on the part of Insured Fund;

          (7) Neither the execution, delivery nor performance of the Plan by the Trust and/or Insured Fund violates any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or its By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Insured Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Insured Fund and is enforceable against the Trust and/or Insured Fund in accordance with its terms; and

          (8) The Trust's registration statement of which the prospectus dated July 1, 1998, as amended January 1, 1999 of Insured Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

          In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Insured Fund.

                                       A-7



     (h) That the Trust's Registration Statement with respect to the Insured Fund Shares to be delivered to the Income Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (i) That the Insured Fund Shares to be delivered hereunder shall be eligible for sale by Insured Fund with each state commission or agency with which such eligibility is required in order to permit the Insured Fund Shares lawfully to be delivered to each Income Fund shareholder.

     (j) That, at the Closing, there shall be transferred to Insured Fund aggregate Net Assets of Income Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Income Fund on the Closing Date.

9.  EXPENSES.

     The expenses of entering into and carrying out the provisions of this Plan shall be borne one quarter by Income Fund, one quarter by Insured Fund, and one half by Franklin Advisers, Inc.

10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.

     (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of Income Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of either party by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

     (b) If the transactions contemplated by this Plan have not been consummated by December 31, 1999, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of Insured Fund and Income Fund.

     (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, Income Fund nor Insured Fund, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

     (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

     (e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Income Fund or Insured Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Income Fund, unless such terms and conditions shall result in a change in the method of computing the number of Insured Fund Shares to be issued to Income Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Income Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of Income Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  ENTIRE PLAN AND AMENDMENTS.

     This Plan embodies the entire plan of the Trust on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein

                                       A-8



provided for. This Plan may be amended only in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.  NOTICES.

     Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention:
Secretary.

13.  GOVERNING LAW.

     This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, Franklin Tax-Free Trust, on behalf of Franklin Michigan Insured Tax-Free Income Fund and Franklin Michigan Tax-Free Income Fund, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

                                                       FRANKLIN TAX-FREE TRUST,
                                                       ON BEHALF OF FRANKLIN MICHIGAN
                                                       INSURED TAX-FREE INCOME FUND
Attest:

/s/ LEIANN NUZUM                                       By: /s/ DEBORAH R. GATZEK
-----------------------------------------------------  -----------------------------------------------------
Assistant Secretary                                    Deborah R. Gatzek
                                                       Vice President and Secretary

                                                       FRANKLIN TAX-FREE TRUST,
                                                       ON BEHALF OF FRANKLIN MICHIGAN
                                                       TAX-FREE INCOME FUND

Attest:

/s/ LEIANN NUZUM                                       By: /s/ DEBORAH R. GATZEK
-----------------------------------------------------  -----------------------------------------------------
Assistant Secretary                                    Deborah R. Gatzek
                                                       Vice President and Secretary

                                       A-9



                      This page intentionally left blank.



                      This page intentionally left blank.



                      This page intentionally left blank.



                                                                       179 PROXY


PROSPECTUS
FRANKLIN
TAX-FREE
TRUST
JULY 1, 1998  AS AMENDED JANUARY 1, 1999
INVESTMENT STRATEGY
TAX-FREE INCOME

Franklin Arizona Insured Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund
Class A & C

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated July 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FRANKLIN TAX-FREE TRUST
------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS

ABOUT THE FUNDS


Expense Summary ..................................................       2
Financial Highlights .............................................       4
How Do the Funds Invest Their Assets? ............................      16
What Are the Risks of Investing in the Funds? ....................      20
Who Manages the Funds? ...........................................      22
How Taxation Affects the Funds and Their Shareholders ............      26
How Is the Trust Organized? ......................................      29

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................      30
May I Exchange Shares for Shares of Another Fund? ................      37
How Do I Sell Shares? ............................................      40
What Distributions Might I Receive From the Funds? ...............      42
Transaction Procedures and Special Requirements ..................      43
Services to Help You Manage Your Account .........................      47
What If I Have Questions About My Account? .......................      50

GLOSSARY

Useful Terms and Definitions .....................................      50


FRANKLIN
TAX-FREE
TRUST

July 1, 1998
as amended January 1, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended February 28, 1998. Each fund's actual expenses may vary.

                                               ARIZONA    FLORIDA    INSURED   MASSACHUSETTS   MICHIGAN    MINNESOTA    OHIO
                                                FUND       FUND       FUND         FUND          FUND        FUND       FUND
----------------------------------------------------------------------------------------------------------------------------
A.   SHAREHOLDER TRANSACTION EXPENSES+

     CLASS A1

     Maximum Sales Charge
     (as a percentage of Offering Price)       4.25%        4.25%         4.25%       4.25%      4.25%      4.25%      4.25%
      Paid at time of purchase++               4.25%        4.25%         4.25%       4.25%      4.25%      4.25%      4.25%
      Paid at redemption++++ ...               NONE         NONE          NONE        NONE       NONE       NONE        NONE

     Exchange Fee (per transaction)            NONE         NONE         $5.00*       NONE       NONE       NONE        NONE

     CLASS C1

     Maximum Sales Charge
     (as a percentage of Offering Price)       -            -             1.99%       1.99%      1.99%      1.99%      1.99%
      Paid at time of purchase+++              -            -             1.00%       1.00%      1.00%      1.00%      1.00%
      Paid at redemption++++ ...               -            -             0.99%       0.99%      0.99%      0.99%      0.99%

     Exchange Fee (per transaction)            -            -             NONE*       NONE       NONE       NONE       NONE

B.   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     CLASS A

     Management Fees ...........               0.63%**     0.63%**    0.47%        0.52%         0.47%      0.50%      0.49%

     Rule 12b-1 Fees*** ........               0.10%       0.10%      0.08%        0.08%         0.08%      0.08%      0.09%

     Other Expenses ............               0.09%       0.07%      0.06%        0.08%         0.08%      0.07%      0.06%
                                              ------------------------------------------------------------------------------

     Total Fund Operating Expenses             0.82%**     0.80%**    0.61%        0.68%         0.63%      0.65%      0.64%
                                              ==============================================================================

     CLASS C

     Management Fees ...........               -           -          0.47%        0.52%         0.47%      0.50%      0.49%

     Rule 12b-1 Fees*** ........               -           -          0.65%        0.65%         0.65%      0.65%      0.65%

     Other Expenses ............               -           -          0.06%        0.08%         0.08%       0.07%     0.06%
                                              ------------------------------------------------------------------------------

     Total Fund Operating Expenses             -           -          1.18%        1.25%         1.20%       1.22%      1.20%
                                              ==============================================================================



C.   EXAMPLE

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown.
     These are the projected expenses for each $1,000 that you invest in a fund.

                                   ARIZONA    FLORIDA    INSURED   MASSACHUSETTS   MICHIGAN    MINNESOTA    OHIO
                                    FUND       FUND       FUND         FUND          FUND        FUND       FUND
----------------------------------------------------------------------------------------------------------------
     CLASS A
     1 Year**** ................  $  51      $  50      $  48        $  49         $  49       $  49      $  49
     3 Years ...................  $  68      $  67      $  61        $  63         $  62       $  62      $  62
     5 Years ...................  $  86      $  85      $  75        $  79         $  76       $  77      $  77
     10 Years ..................  $ 140      $ 137      $ 115        $ 124         $ 118       $ 120      $ 119

     CLASS C

     1 Year ....................      -          -      $  32        $  32         $  32       $  32      $  32
     3 Years ...................      -          -      $  47        $  49         $  48       $  48      $  48
     5 Years ...................      -          -      $  74        $  78         $  75       $  76      $  75
     10 Years ..................      -          -      $ 152        $ 160         $ 154       $ 156      $ 154

     For the same Class C investment, you would pay projected expenses of $22 for the Insured, Michigan, Minnesota and Ohio funds, and $23 for the Massachusetts Fund, if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class A shares.
+++Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*There is a $5 fee for exchanges by Market  Timers.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.11% for the Arizona Fund and 0.18% for the Florida Fund and total fund operating expenses were 0.30% for the Arizona Fund and 0.35% for the Florida Fund.
***For the Arizona and Florida funds, these fees may not exceed 0.15%. For the remaining funds, these fees may not exceed 0.10% for Class A and 0.65% for Class
C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

ARIZONA FUND


                                                                    YEAR ENDED FEB. 28
                                                       -------------------------------------------
                                                          1998     1997    1996     1995     19941
                                                       -------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............         $10.36   $10.36  $ 9.80   $10.28   $10.00
                                                       -------------------------------------------

Income from investment operations:
 Net investment income .........................            .54      .55     .55      .55      .34
 Net realized and unrealized gains (losses) ....            .42       -      .57     (.48)     .27
                                                       -------------------------------------------

Total from investment operations ...............            .96      .55    1.12      .07      .61
                                                       -------------------------------------------

Less distributions from:
 Net investment income .........................           (.55)    (.55)   (.56)    (.55)    (.33)
                                                       --------------------------------------------

Net asset value, end of year ...................         $10.77   $10.36  $10.36   $ 9.80   $10.28
                                                       ============================================

Total return* ..................................           9.53%    5.55%  11.64%     .94%    6.04%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................         $58,059  $39,693 $38,199  $20,794  $12,895

Ratios to average net assets:
 Expenses ......................................            .30%     .25%    .16%     .10%     .03%**
 Expenses excluding waiver and payments by affiliate        .82%     .86%    .86%     .96%     .83%**
 Net investment income .........................           5.11%    5.45%   5.51%    5.80%    4.85%**

Portfolio turnover rate ........................          17.44%   18.27%   4.12%   44.61%   62.88%

FLORIDA FUND


                                                                     YEAR ENDED FEB. 28
                                                       -------------------------------------------
                                                          1998     1997    1996     1995     19941
                                                       -------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............         $ 9.99   $10.02  $ 9.53   $10.07   $10.00
                                                       -------------------------------------------

Income from investment operations:
 Net investment income .........................            .53      .53     .53      .52      .34
 Net realized and unrealized gains (losses) ....            .44     (.03)    .49     (.53)     .06
                                                       -------------------------------------------

Total from investment operations ...............            .97      .50    1.02     (.01)     .40
                                                       -------------------------------------------

Less distributions from:
 Net investment income .........................           (.53)    (.53)   (.53)    (.53)    (.33)
                                                       --------------------------------------------

Net asset value, end of year ...................         $10.43   $ 9.99  $10.02   $ 9.53   $10.07
                                                       ===========================================

Total return* ..................................           9.94%    5.17%  10.95%     .21%    3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................        $101,506  $77,177 $69,583  $46,847  $32,150

Ratios to average net assets:
 Expenses ......................................            .35%     .35%    .35%     .35%      -
 Expenses excluding waiver and payments by affiliate        .80%     .80%    .82%     .88%     .83%**
 Net investment income .........................           5.16%    5.36%   5.37%    5.61%    4.97%**

Portfolio turnover rate ........................           8.08%   32.23%  24.36%   43.71%   28.72%


INSURED FUND



                                                              CLASS A
                      --------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      --------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      --------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value,
beginning of year       $12.15   $12.27  $11.97   $12.45   $12.43   $11.68  $11.41   $11.26   $11.08   $11.12
                      ---------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .66     .69      .71      .71      .73      .74     .74      .78      .78      .78
 Net realized and
 unrealized gains (losses) .29    (.11)     .30     (.48)     .02      .75     .30      .16      .20      .03
                      ---------------------------------------------------------------------------------------

Total from investment
operations                 .95     .58     1.01      .23      .75     1.49    1.04      .94      .98      .81
                      ---------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.66)   (.70)    (.71)    (.71)    (.73)    (.74)   (.77)    (.79)    (.80)    (.85)
 In excess of net
  investment income       (.01)     -        -        -        -        -       -        -        -        -
 Net realized gains       (.12)     -        -        -        -        -       -        -        -        -
                      ---------------------------------------------------------------------------------------

Total distributions       (.79)    (.70)   (.71)    (.71)    (.73)    (.74)   (.77)   (.79)    (.80)    (.85)
                      ---------------------------------------------------------------------------------------

Net asset value,        $12.31   $12.15  $12.27   $11.97   $12.45   $12.43  $11.68  $11.41   $11.26   $11.08
end of year           =======================================================================================


Total return*             8.09%    4.88%   8.66%    2.03%    5.93%   12.93%   9.29%   8.38%    8.81%    7.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(millions)              $1,685   $1,662  $1,705   $1,683   $1,803   $1,539   $1,131   $850     $711     $551

Ratios to average net assets:
 Expenses                  .61%     .60%    .60%     .59%     .52%     .53%    .53%    .53%     .54%     .58%
 Net investment income    5.44%    5.68%   5.81%    6.00%    5.79%    6.22%   6.55%   6.95%    6.92%    7.01%

Portfolio turnover rate  27.77%   18.66%  13.52%   14.42%    6.85%    7.95%   6.35%   9.76%   11.96%   12.79%

INSURED FUND (CONT.)


                                                                             CLASS C
                                                                 ---------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ---------------------------
                                                                     1998     1997    19962
                                                                 ---------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.21   $12.31  $11.98
                                                                 ---------------------------
Income from investment operations:
 Net investment income .....................................           .60      .62     .54
 Net realized and unrealized gains (losses) ................           .29     (.09)    .32
                                                                 ---------------------------

Total from investment operations ...........................           .89      .53     .86
                                                                 ---------------------------
Less distributions from:
 Net investment income .....................................          (.60)    (.63)   (.53)
 Net realized gains ........................................          (.12)      -       -
                                                                 ---------------------------

Total distributions ........................................          (.72)    (.63)   (.53)
                                                                 ---------------------------

Net asset value, end of year ...............................        $12.38   $12.21  $12.31
                                                                 ===========================

Total return* ..............................................          7.52%    4.42%   7.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................        $38,057  $21,521 $8,152

Ratios to average net assets:
 Expenses ..................................................          1.18%    1.17%   1.18%**
 Net investment income .....................................          4.86%    5.10%   5.21%**

Portfolio turnover rate ....................................         27.77%   18.66%  13.52%

MASSACHUSETTS FUND


                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $11.54   $11.65  $11.34   $11.81   $11.73   $11.03   $10.76  $10.72   $10.59   $10.61
                      ----------------------------------------------------------------------------------------

Income from investment
operations:
 Net investment income     .61      .63      .66     .66      .67      .69      .68     .72      .72      .71
 Net realized and
 unrealized gains          .35     (.10)     .31    (.47)     .09      .69      .31     .04      .12     (.02)
 (losses)             ----------------------------------------------------------------------------------------

Total from investment
operations                 .96      .53     .97      .19      .76     1.38      .99     .76      .84      .69
                      ----------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.61)    (.64)3  (.66)    (.66)    (.68)    (.68)    (.72)   (.72)    (.71)    (.71)
 In excess of net
  investment income       (.01)      -       -        -        -        -        -       -        -        -
 Net realized gains       (.13)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------

Total distributions       (.75)    (.64)   (.66)    (.66)    (.68)    (.68)    (.72)   (.72)    (.71)    (.71)
                      ----------------------------------------------------------------------------------------

Net asset value,        $11.75   $11.54  $11.65   $11.34   $11.81   $11.73   $11.03  $10.76   $10.72   $10.59
end of year           ========================================================================================


Total return*             8.50%    4.75%   8.80%    1.83%    6.39%   12.61%    9.34%   7.10%    7.82%    6.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $328,147 $325,065$301,529 $288,331 $307,013 $278,510 $218,336$152,622 $123,906 $109,851

Ratios to average
net assets:
 Expenses                 .68%     .68%    .69%     .67%     .60%     .64%      .67%    .70%     .72%     .75%
 Expenses excluding
  waiver and payments     .68%     .68%    .69%     .67%     .60%    .64%       .67%    .70%     .72%     .79%
  by affiliate
 Net investment income   5.21%    5.51%   5.67%    5.89%    5.69%   6.09%      6.40%   6.72%    6.65%    6.81%

Portfolio turnover rate 30.46%  29.22%   10.29%   16.90%   13.82%    9.65%   7.49%   11.47%   14.14%    22.97%

MASSACHUSETTS FUND (CONT.)


                                                                             CLASS C
                                                                 ---------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ---------------------------
                                                                     1998     1997    19962
                                                                 ---------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $11.59   $11.69  $11.36
                                                                 ---------------------------
Income from investment operations:
 Net investment income .....................................           .55      .57     .50
 Net realized and unrealized gains (losses) ................           .34     (.09)    .32
                                                                 ---------------------------

Total from investment operations ...........................           .89      .48     .82
                                                                 ---------------------------
Less distributions from:
 Net investment income .....................................          (.55)    (.58)3  (.49)
 Net realized gains ........................................          (.13)     -        -
                                                                 ---------------------------

Total distributions ........................................          (.68)    (.58)   (.49)
                                                                 ---------------------------

Net asset value, end of year ...............................        $11.80   $11.59  $11.69
                                                                 ===========================

Total return* ..............................................          7.86%    4.22%   7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $13,937  $6,378  $2,759
Ratios to average net assets:
 Expenses ..................................................          1.25%    1.25%   1.26%**
 Net investment income .....................................          4.59%    4.96%   5.06%**
Portfolio turnover rate ....................................         30.46%   29.22%  10.29%

MICHIGAN FUND


                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.00   $12.09  $11.76   $12.24   $12.18   $11.41   $11.19  $11.06   $10.89   $10.89
                      ----------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .63     .66      .68      .69      .70      .71      .71      .75      .75     .74
 Net realized and
 unrealized gains (losses) .34    (.09)     .34     (.48)     .07      .77      .25      .12      .15     .03
                       ---------------------------------------------------------------------------------------
Total from investment
operations                 .97      .57    1.02      .21      .77     1.48      .96     .87      .90      .77
                      ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income    (.63)   (.66)4   (.69)3   (.69)    (.71)    (.71)    (.74)   (.74)    (.73)    (.77)
 In excess of net
  investment income       (.01)     -        -        -        -        -        -       -        -        -
 Net realized gains       (.13)     -        -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.77)   (.66)    (.69)    (.69)    (.71)    (.71)    (.74)   (.74)    (.73)    (.77)
                      ----------------------------------------------------------------------------------------
Net asset value, end    $12.20  $12.00   $12.09   $11.76   $12.24 m $12.18   $11.41   $11.19  $11.06   $10.89
of year               ========================================================================================
Total return*             8.37%   4.90%    8.86%    1.87%    6.18%   13.23%    8.78%    7.93%   8.21%    7.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(millions)              $1,143   $1,112  $1,115   $1,038   $1,055    $882     $666    $515     $428     $370

Ratios to average net assets:
 Expenses                  .63%     .62%    .62%     .61%     .54%     .58%     .59%    .61%     .63%     .67%
 Net investment income    5.24%    5.52%   5.65%    5.87%    5.66%    6.09%    6.45%   6.72%    6.72%    6.86%
Portfolio turnover rate  20.08%   30.03%   9.38%    9.12%    3.21%    2.04%   10.80%   4.17%    7.93%    9.83%

MICHIGAN FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.07   $12.14  $11.77
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .57      .59     .51
 Net realized and unrealized gains (losses) ................           .33     (.07)    .37
                                                                 ----------------------------
Total from investment operations ...........................           .90      .52     .88
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.57)    (.59)   (.51)
 Net realized gains ........................................          (.13)     -        -
                                                                 ----------------------------
Total distributions ........................................          (.70)    (.59)   (.51)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.27   $12.07  $12.14
                                                                 ============================
Total return* ..............................................          7.70%    4.44%   7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $32,873  $20,162 $6,683
Ratios to average net assets:
 Expenses ..................................................          1.20%    1.19%   1.20%**
 Net investment income .....................................          4.67%    4.94%   5.03%**
Portfolio turnover rate ....................................         20.08%   30.03%   9.38%

MINNESOTA FUND



                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.01   $12.14  $11.88   $12.33   $12.35   $11.68   $11.44  $11.40   $11.24   $11.26
                      ----------------------------------------------------------------------------------------

Income from investment
operations:
 Net investment income     .64      .65     .67      .69      .70      .73      .73     .76      .77      .76
 Net realized and
 unrealized gains (losses) .25     (.12)    .27     (.45)    (.01)     .67      .28     .07      .18      .01
                      ----------------------------------------------------------------------------------------
Total from investment
operations                 .89      .53     .94      .24      .69     1.40     1.01     .83      .95      .77
                      ----------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.64)    (.66)   (.68)    (.69)7   (.71)    (.73)    (.77)   (.79)    (.79)    (.79)
 Net realized gains       (.10)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.74)    (.66)   (.68)    (.69)    (.71)    (.73)    (.77)   (.79)    (.79)    (.79)
                      ----------------------------------------------------------------------------------------
Net asset value,        $12.16   $12.01  $12.14   $11.88   $12.33   $12.35   $11.68  $11.44   $11.40   $11.24
end of year           ========================================================================================

Total return*             7.60%    4.54%   8.06%    2.12%    5.42%   12.23%    8.95%   7.29%    8.39%    6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $495,315 $482,128$492,139 $479,934 $499,619 $445,767 $357,279$284,779 $235,058 $183,867

Ratios to average net assets:
 Expenses                  .65%     .66%    .66%     .66%     .60%     .63%     .65%    .67%     .70%     .75%
 Expenses excluding
  waiver and payments
  by affiliate             .65%     .66%    .66%     .66%     .60%     .63%     .65%     .67%    .70%     .76%
 Net investment income    5.29%    5.47%   5.58%    5.81%    5.67%    6.12%    6.43%    6.62%   6.68%    6.80%
Portfolio turnover rate  14.87%   14.40%  17.72%   17.59%   13.42%    5.58%    3.14%    9.12%    4.55%  15.19%

MINNESOTA FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $12.05   $12.17  $11.89
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .57      .59     .50
 Net realized and unrealized gains (losses) ................           .26     (.12)    .28
                                                                 ----------------------------
Total from investment operations ...........................           .83      .47     .78
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.57)    (.59)   (.50)
 Net realized gains ........................................          (.10)      -       -
                                                                 ----------------------------
Total distributions ........................................          (.67)    (.59)   (.50)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.21   $12.05  $12.17
                                                                 ============================
Total return* ..............................................          7.04%    3.98%   6.67%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................        $10,131  $4,844  $1,152
Ratios to average net assets:
 Expenses ..................................................          1.22%    1.23%   1.25%**
 Net investment income .....................................          4.72%    4.87%   4.94%**
Portfolio turnover rate ....................................         14.87%   14.40%  17.72%

OHIO FUND



                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.19   $12.22  $11.90   $12.40   $12.34   $11.55   $11.33  $11.17   $11.02   $10.93
                      ----------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .64      .66      .68      .69      .70      .72     .71      .75      .75     .74
 Net realized and
  unrealized gains (losses).33     (.03)     .33     (.50)     .07      .78     .28      .17      .14     .08
                      ----------------------------------------------------------------------------------------
Total from investment
operations                 .97      .63    1.01      .19      .77     1.50      .99     .92      .89      .82
                      ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income    (.64)6   (.66)5  (.69)3   (.69)    (.71)    (.71)    (.77)   (.76)    (.74)    (.73)
 Net realized gains       (.07)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.71)    (.66)   (.69)    (.69)    (.71)    (.71)    (.77)   (.76)    (.74)    (.73)
                      ----------------------------------------------------------------------------------------
Net asset value,        $12.45   $12.19  $12.22   $11.90   $12.40   $12.34   $11.55  $11.33   $11.17   $11.02
end of year           ========================================================================================

Total return*             8.22%    5.35%   8.66%    1.74%    6.08%   13.26%    8.86%   8.28%    8.00%    7.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $741,079 $698,360$685,783 $652,545 $686,398 $564,758 $409,044$273,119 $224,722 $203,230

Ratios to average net assets:
 Expenses                  .64%    .64%    .64%     .63%     .56%     .59%      .62%     .65%     .65%     .71%
 Net investment income    5.24%   5.43%   5.58%    5.83%    5.59%    6.05%     6.36%    6.67%    6.71%    6.80%
Portfolio turnover rate  12.84%  14.95%  11.47%   11.76%    7.29%    2.87%     1.16%    4.44%   10.80%   32.48%

OHIO FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.24   $12.26  $11.90
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .58      .59     .52
 Net realized and unrealized gains (losses) ................           .34     (.02)    .35
                                                                 ----------------------------
Total from investment operations ...........................           .92     (.57)    .87
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.58)    (.59)   (.51)
 Net realized gains ........................................          (.07)      -       -
                                                                 ----------------------------
Total distributions ........................................          (.65)    (.59)   (.51)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.51   $12.24  $12.26
                                                                 ============================

Total return* ..............................................          7.66%    4.79%   7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $28,178  $15,786 $6,085
Ratios to average net assets:
 Expenses ..................................................          1.20%    1.20%   1.22%**
 Net investment income .....................................          4.67%    4.80%   4.99%**
Portfolio turnover rate ....................................         12.84%   14.95%  11.47%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.
2For the period May 1, 1995 (effective date) to February 29, 1996.
3Includes distributions in excess of net investment income in the amount of $.001.
4Includes distributions in excess of net investment income in the amount of $.002.
5Includes distributions in excess of net investment income in the amount of $.003.
6Includes distributions in excess of net investment income in the amount of $.007.
7Includes distributions from net realized gains of $.004.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

FRANKLIN INSURED
TAX-FREE INCOME FUND

GOAL: High current income free from federal income taxes.

STRATEGY: Invests primarily in municipal securities covered by insurance guaranteeing the timely payment of principal and interest and whose interest is free from federal income taxes.

STATE SPECIFIC INSURED
TAX-FREE INCOME FUNDS

GOAL: High current tax-free income for residents of the fund's state.

STRATEGY: Invest primarily in municipal securities covered by insurance guaranteeing the timely payment of principal and interest and whose interest is free from federal and state personal income taxes, if any, for residents of the fund's state.

WHAT IS THE MANAGER'S APPROACH?

Advisers tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. Advisers considers a number of factors including general market and economic conditions, the credit quality of the issuer, and the cost of insurance when selecting securities for each fund.

To provide tax-free income to shareholders, Advisers typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. Advisers may sell a security at any time, however, when Advisers believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and, for the state funds, state personal income taxes.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from state personal income taxes, if any, for residents of the fund's state.

Each fund normally invests:

   at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

   at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state, although each fund tries to invest all of its assets in these securities (this policy is fundamental and applies only to the state funds); and

   at least 65% of its total assets in municipal securities of its state. Unlike the state funds, however, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

While each fund tries to invest 100% of its assets in municipal securities whose interest is free from federal and, for the state funds, state personal income taxes, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

   Each fund invests at least 65% of its total assets in insured municipal securities. Each fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or a fund's shares or distributions, and shares of a fund are not insured.

   Each fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-free securities, pending investment in longer-term municipal securities. Each fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

   The funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

    Each fund may invest in top rated variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

   Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state funds, municipal securities issued by a state or local government other than the fund's state, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

   The Arizona and Florida funds are non-diversified funds, although they intend to meet certain diversification requirements for tax purposes. The other funds are all diversified. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in one of the state funds may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS. Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include:

o economic or political policy changes;

o tax base erosion;

o state constitutional limits on tax increases;

o budget deficits and other financial difficulties; and

o changes in the ratings assigned to municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may effect its investments and its performance.

For more specific information on the economy and financial strength of the funds' various states, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Funds?" for more information.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $208 billion in assets, including more than $50 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Executive Vice President of Advisers

Mr. Kenny has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1987. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President of Advisers

Ms. Amoroso has been an analyst or portfolio manager for the Michigan, Minnesota, Insured and Massachusetts funds since 1987. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Stella Wong
Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager for the Florida Fund since its inception and the Ohio Fund since 1986. Ms. Wong holds a Master's degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Carrie Higgins
Portfolio Manager of Advisers

Ms. Higgins has been an analyst or portfolio manager for the Arizona and Michigan Funds since their inception. Ms. Higgins holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended February 28, 1998, management fees paid to Advisers and total operating expenses, as a percentage of average monthly net assets, were as follows:

                                                          TOTAL
                                     MANAGEMENT     OPERATING EXPENSES
                                                    ------------------
                                        FEES        CLASS A    CLASS C
----------------------------------------------------------------------
Arizona Fund ...................         0.11%*      0.30%*    -
Florida Fund ...................         0.18%*      0.35%*    -
Insured Fund ...................         0.47%       0.61%     1.18%
Massachusetts Fund .............         0.52%       0.68%     1.25%
Michigan Fund ..................         0.47%       0.63%     1.20%
Minnesota Fund .................         0.50%       0.65%     1.22%
Ohio Fund ......................         0.49%       0.64%     1.20%

*Management fees, before any advance waiver, totaled 0.63% for the Arizona and Florida funds. Total operating expenses were 0.82% for the Arizona Fund and 0.80% for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees and total operating expenses shown. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended February 28, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                                   ADMINISTRATION
                                        FEES
-------------------------------------------------

Arizona Fund ...................        0.15%
Florida Fund ...................        0.15%
Insured Fund ...................        0.11%
Massachusetts Fund .............        0.14%
Michigan Fund ..................        0.12%
Minnesota Fund .................        0.14%
Ohio Fund ......................        0.14%

These fees are paid by Advisers. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and Advisers may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Arizona and Florida funds under their plans may not exceed 0.15% per year of the fund's average daily net assets. Payments by the remaining funds under their Class A plans may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class C plans, a fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities
Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997,  PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF
1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES TO THE CODE.  BECAUSE
MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

                                            -------------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. Each    HOW DO THE FUNDS
fund invests your money in the municipal    EARN INCOME AND GAINS?
and other securities described in the
section "How Do the Funds Invest Their      Each fund earns interest and other income
Assets?" Special tax rules may apply when   (the fund's "income") on its investments.
determining the income and gains that each  When a fund sells a security for a price fund earns on its investments. These rules  that is higher than it paid, it has a
may, in turn, affect the amount of          gain. When a fund sells a security for a
distributions that a fund pays to you.      price that is lower than it paid, it has
These special tax rules are discussed in    a loss. If a fund has held the security
the SAI.                                    for more than one year, the gain or loss
                                            will be a long-term capital gain or loss.
TAXATION OF THE FUNDS.  As a regulated      If a fund has held the  security for one
investment company, each fund generally     year or less, the gain or loss will be a
pays no federal  income tax on the income   short-term  capital  gain or loss.  A
and gains  that it  distributes  to you.    fund's gains and  losses  are  netted
                                            together, and, if the fund has a net gain (the
                                            fund's  "gains"),   that  gain  will
                                            generally be distributed to you.

                                            -------------------------------------------

TAXATION OF SHAREHOLDERS
                                            -------------------------------------------
DISTRIBUTIONS. Distributions made to you    WHAT IS A DISTRIBUTION?
from interest income on municipal
securities will be exempt from the regular  As a shareholder, you will receive your
federal income tax. Distributions made to   share of a fund's income and gains on its
you from other income on temporary          investments. A fund's interest income on
investments, short-term capital gains, or   municipal securities is paid to you as
ordinary income from the sale of market     exempt-interest dividends. A fund's
discount bonds will be taxable to you as    ordinary income and short-term capital
ordinary dividends, whether you receive     gains are paid to you as ordinary
them in cash or in additional shares.       dividends. A fund's long-term capital
Distributions made to you from interest on  gains are paid to you as capital gain
certain private activity bonds, while       distributions. If a fund pays you an
still exempt from the regular federal       amount in excess of its income and gains,
income tax, are a preference item when      this excess will generally be treated as
determining your alternative minimum tax.   a non-taxable distribution. These
The fund will send you a statement in       amounts, taken together, are what we call
January of the current year that reflects   a fund's distributions to you.
the amount of exempt-interest dividends,
ordinary dividends, capital gain
distributions, interest income that is a
tax preference item under the alternative
minimum tax and non-taxable distributions
you received from the fund in the prior
year. This statement will include
distributions declared in December and
paid to you in January of the current
year, but which are taxable as if paid on
December 31 of the prior year. The IRS
requires you to report these amounts on
your income tax return for the prior year.
A fund's statement for the prior year will
tell you how much of your capital gain
distribution represents 28% rate gain. The
remainder of the capital gain distribution
represents 20% rate gain.
                                            -------------------------------------------

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

                                            -------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem    WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in the funds for shares in another          A redemption is a sale by you to the fund
Franklin Templeton Fund, you will           of some or all of your shares in the
generally have a gain or loss that the IRS  fund. The price per share you receive
requires you to report on your income tax   when you redeem fund shares may be more
return. If you exchange fund shares held    or less than the price at which you
for 90 days or less and pay no sales        purchased those shares. An exchange of
charge, or a reduced sales charge, for the  shares in the fund for shares of another
new shares, all or a portion of the sales   Franklin Templeton Fund is treated as a
charge you paid on the purchase of the      redemption of fund shares and then a
shares you exchanged is not included in     purchase of shares of the other fund.
their cost for purposes of computing gain   When you redeem or exchange your shares,
or loss on the exchange. If you hold your   you will generally have a gain or loss,
shares for six months or less, any loss     depending upon whether the amount you
you have will be disallowed to the extent   receive for your shares is more or less
of any  exempt-interest  dividends  paid on than your cost or other basis in the
your shares. Any such loss not disallowed   shares.
will be treated as a long-term capital
loss to the extent of any long-term
capital gain distributions paid on your
shares. All or a portion of any loss on
the redemption or exchange of your shares
will be disallowed by the IRS if you buy
other shares in the fund within 30 days
before or after your redemption or
exchange.
                                            -------------------------------------------

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin
Islands and Guam) will also be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal securities of other states. Corporate taxpayers subject to a state's corporate income or franchise tax may be subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you,  although  exempt from the regular federal income tax, are includible in the tax base for  determining  the taxable  portion of your  social  security or
railroad   retirement   benefits.   The  IRS  requires  you  to  disclose  these
exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS.  Ordinary dividends generally will be subject to U.S. income
tax   withholding.   Your  home  country  may  also  tax   ordinary   dividends,
exempt-interest  dividends,  capital gain  distributions  and gains arising from redemptions or exchanges of your fund shares.  Fund shares held by the estate of a non-U.S.  investor may be subject to U.S.  estate tax. You may wish to contact your tax advisor to determine  the U.S. and non-U.S.  tax  consequences  of your investment in a fund.

                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP
account, IRS regulations require that you   WITHHOLDING?
provide your taxpayer identification
number ("TIN"), certify that it is          Backup withholding occurs when a fund is
correct, and certify that you are not       required to withhold and pay over to the
subject to backup withholding under IRS     IRS 31% of your distributions and
rules. If you fail to provide a correct     redemption proceeds. You can avoid backup
TIN or the proper tax certifications, the   withholding by providing the fund with
IRS requires the fund to withhold 31% of    your TIN, and by completing the tax
all the distributions (including ordinary   certifications on your shareholder
dividends and capital gain distributions),  application that you were asked to sign
and redemption proceeds paid to you. The    when you opened your account. However, if
fund is also required to begin backup       the IRS instructs the fund to begin
withholding on your account if the IRS      backup withholding, it is required to do
instructs the fund to do so. The fund       so even if you provided the fund with
reserves the right not to open your         your TIN and these tax certifications,
account, or, alternatively, to redeem your  and backup withholding will remain in
shares at the current Net Asset Value,      place until the fund is instructed by the
less any taxes withheld, if you fail to     IRS that it is no longer required.
provide a correct TIN, fail to provide the
proper  tax  certifications,  or the IRS
instructs  the  fund to  begin  backup
withholding on your account.
                                            -------------------------------------------

THIS TAX  DISCUSSION  IS FOR GENERAL  INFORMATION  ONLY.  PROSPECTIVE  INVESTORS
SHOULD CONSULT THEIR OWN TAX ADVISORS  CONCERNING THE FEDERAL,  STATE,  LOCAL OR
FOREIGN TAX  CONSEQUENCES  OF AN  INVESTMENT  IN THE FUNDS.  FOR A MORE COMPLETE
DISCUSSION  OF  THESE  RULES  AND  RELATED   MATTERS,   PLEASE  SEE  "ADDITIONAL
INFORMATION ON DISTRIBUTIONS AND TAXES" AND "APPENDICES - STATE TAX
TREATMENT" IN THE SAI.

HOW IS THE TRUST ORGANIZED?

The funds are series of Franklin Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in September 1984, and is registered with the SEC. Except for the Arizona and Florida funds, each fund offers two classes of shares: Franklin Insured Tax-Free Income Fund - Class A, Franklin Massachusetts Insured Tax-Free Income Fund - Class A, Franklin Michigan Insured Tax-Free Income Fund - Class A, Franklin Minnesota Insured Tax-Free Income Fund - Class A, Franklin Ohio Insured Tax-Free Income Fund Class A, and Franklin Insured Tax-Free Income Fund - Class C, Franklin Massachusetts Insured Tax-Free Income Fund - Class C, Franklin Michigan Insured Tax-Free Income Fund - Class C, Franklin Minnesota Insured Tax-Free Income Fund - Class C, and Franklin Ohio Insured Tax-Free Income Fund - Class C. All shares of the Arizona and Florida funds are considered Class A shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?


OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT NONE OF THE FUNDS, EXCEPT THE INSURED FUND, CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

    o To open a regular account ............................     $1,000

    o To open a custodial account for a minor  .............      $ 100
     (an UGMA/UTMA account)

    o To open an account with an automatic investment plan .      $  50

    o To add to an account .................................      $  50

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:

                            Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                            Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return your signed account application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

CLASS A*                                CLASS C*
--------------------------------------------------------------------------------
o Front-end sales charge of 4.25% or    o Front-end sales charge of 1%
   less

o  Contingent  Deferred Sales Charge of o Contingent Deferred Sales Charge of 1%
   1% on  purchases  of $1  million  or   on shares  you sell  within 18
   more sold within one year months

o  Lower annual  expenses than Class C  o Higher annual expenses than Class A
   due to lower Rule 12b-1 fees           due to higher Rule 12b-1 fees.

o  No maximum purchase amount           o Maximum purchase amount of $999,999.
                                          We invest any investment of $1
                                          million or more in Class A shares,
                                          since there is no front-end sales
                                          charge and Class A's annual
                                          expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE     AMOUNT PAID
                                       AS A PERCENTAGE OF   TO DEALER AS A
                                      ---------------------
AMOUNT OF PURCHASE                    OFFERING   NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                       PRICE     INVESTED  OFFERING PRICE
---------------------------------------------------------------------------
CLASS A

Under $100,000 ....................      4.25%      4.44%        4.00%
$100,000 but less than $250,000 ...      3.50%      3.63%        3.25%
$250,000 but less than $500,000 ...      2.50%      2.56%        2.25%
$500,000 but less than $1,000,000 .      2.00%      2.04%        1.85%
$1,000,000 or more* ...............      None       None         None

CLASS C

Under $1,000,000* .................      1.00%      1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o  Agrees to  include  Franklin  Templeton  Fund  sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange pro-gram. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

 3.   Dividend or capital gain distributions from a real estate investment trust
      (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.  Class C purchases - up to 1% of the purchase price.

3. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        ~ If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o  You may only exchange shares within the same class, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Currently, none of the funds, except the Insured Fund, allow investments by Market Timers. Some of our other funds also may not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions. If you would
                           like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number of the
                              bank where you want the proceeds sent

                            o Your bank account number

                            o The Federal Reserve ABA routing number

                            o If you are using a savings and loan or credit
                              union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the
                           shares you are selling

                        3. Provide a signature guarantee if required

                        4. Corporate,  partnership  and trust accounts may need
                           to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional
                          accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there  are no share  certificates  issued  for the
                          shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by
                          phone within the last 15 days

                        ~ If you do not want the  ability to redeem by phone to
                          apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH
YOUR DEALER             Call your investment representative

------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Redemptions by a fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

Each fund declares dividends daily from its net investment income and pay them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Please keep in mind that if you invest in a fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association.
A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                            identify the general partners, or

                        2. A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                            the trustees, or

                        2. A certification for trust

------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to a fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code numbers are as follows:

                                 CODE NUMBER
                            ---------------------
                            CLASS A       CLASS C
-------------------------------------------------
Arizona Fund ...........      177             -
Florida Fund ...........      178             -
Insured Fund ...........      121           221
Massachusetts Fund .....      118           218
Michigan Fund ..........      119           219
Minnesota Fund .........      120           220
Ohio Fund ..............      122           222

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A AND CLASS C - Each fund, except the Arizona and Florida funds, offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class A shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.
SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase



CONTENTS

Shareholder Letter .......................................................     1

Special Feature:
A Word About
Municipal Bond Insurance .................................................     4

Fund Reports
 Franklin Arizona Insured
 Tax-Free Income Fund ....................................................     6

 Franklin Florida Insured
 Tax-Free Income Fund ....................................................    10

 Franklin Insured
 Tax-Free Income Fund ....................................................    15

 Franklin Massachusetts Insured
 Tax-Free Income Fund ....................................................    20

 Franklin Michigan Insured
 Tax-Free Income Fund ....................................................    25

 Franklin Minnesota Insured
 Tax-Free Income Fund ....................................................    30

 Franklin Ohio Insured
 Tax-Free Income Fund ....................................................    35

Municipal Bond Ratings ...................................................    40

Financial Highlights &
Statement of Investments .................................................    42

Financial Statements .....................................................    90

Notes to Financial Statements ............................................    98

Independent Auditors' Report .............................................   103

Tax Information ..........................................................   104


[FUND CATEGORY PYRAMID GRAPH]
a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a


*Source: The Bond Buyer, February 28, 1999.


2
tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Thomas J. Kenny
Thomas J. Kenny
Director
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.



*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


                                                                               3
A WORD ABOUT MUNICIPAL BOND INSURANCE


[SPECIAL FEATURE GRAPHIC]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating,


4
which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

[BAR GRAPH]

INSURED MUNICIPAL BOND ISSUES*
AS A % OF MUNICIPAL BOND MARKET

1993                                                                  37.0%
1994                                                                  37.0%
1995                                                                  43.0%
1996                                                                  46.0%
1997                                                                  49.0%
1998                                                                  50.8%


[PIECHART]


INSURERS' MARKET SHARE*
12/31/98

MBIA                                                                  35.4%
FSA                                                                   22.0%
FGIC                                                                  21.5%
AMBAC                                                                 19.6%
OTHER                                                                  1.5%


*Source: The Bond Buyer, 1999.


                                                                               5
PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
2/28/99

                                                                    % OF TOTAL
                                                                     LONG-TERM
SECTOR                                                              INVESTMENTS
------                                                              -----------
Education                                                               27.9%

Utilities                                                               22.5%

Housing                                                                 10.7%

Hospitals                                                               10.5%

Prerefunded                                                              7.5%

Other Revenue                                                            6.0%

Road Improvement                                                         5.2%

Industrial                                                               3.9%

General Obligation                                                       3.2%

Certificates of Participation                                            1.4%

Miscellaneous                                                            0.7%

Sales Tax                                                                0.5%


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)


STATE UPDATE

[ARIZONA STATE GRAPHIC] Fueled by solid economic gains, high income tax receipts and stringent borrowing practices, Arizona achieved tremendous growth during the year under review. This was accomplished despite the state's lower-than-average income levels and reduced corporate and personal income tax rates. Unemployment levels remained below the nation's while efforts to shift away from the traditional pillars of mining, agriculture and real estate were successful. The state generated its fourth consecutive operating surplus as ongoing diversification efforts bolstered the services and manufacturing sectors. With exports accounting for more than 100,000 jobs, and high-technology goods making up some 80% of the total, Arizona, like many states, faced vulnerabilities as a result of the Asian currency crisis. However, the state's ample $291 million budget stabilization fund could counter a cyclical downturn. In addition, the state intends to increase maximum contribution levels to this "rainy day" fund to 7.1%, from 5.6% of general fund revenues, in fiscal 1999.(2)

The state predicts some general fund depletion in fiscal 1999, in part due to increased spending as a result of "Students FIRST." This legislation, upheld by the Arizona Supreme Court, mandated centralization of various aspects of the school system. Although not allowed to issue general obligation (GO) debt, which helps to explain the low overall debt levels and Standard & Poor's high ratings on the state's revenue bonds, certain districts will be allowed to vote in support of property tax increases



(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Standard & Poor's(R) CreditWeek Municipal, August 10, 1998.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 43 of this report.


6
that may ultimately help fund special GO issues. Regardless, as one of the fastest-growing economies in the nation, Arizona looks well-positioned to handle the increased burden.


PORTFOLIO NOTES

The supply of Arizona bonds in 1998 was very strong at $4.18 billion, an increase of 35.6% from 1997. Fifty-eight percent of Arizona bonds were insured, compared with 47.5% in 1997, as bond insurance was comparatively inexpensive during the 12 months under review. The large number of insured bonds offered the fund opportunities to purchase new issues and maintain portfolio diversification. Notable purchases during the fund's fiscal year included Mesa GO, Glendale IDA - Midwestern University, Maricopa County GO - Chandler Unified School District #80 and Arizona Health Facilities Authority Hospital System Revenue - Northern Arizona Healthcare System.

Franklin Arizona Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased seven cents, from $10.77 on February 28, 1998, to $10.84 on February 28, 1999. Asset growth was strong during the fund's fiscal year -- assets increased 39%, from $58.0 million on February 28, 1998, to $80.7 million on February 28, 1999. At the same time, the total number of the fund's positions increased from 66 to 84, giving the fund an increasingly diversified and stable asset base. Education, comprising 27.9% of the fund's total long-term investments, remained the fund's largest sector holding. We found value in the hospital sector during the 12 months under review, as we felt the bonds were cheap relative to other sectors in the market. The hospital sector increased from 4.5% of total long-term investments on February 28, 1998, to 10.5% on February 28, 1999.

Please keep in mind that the fund can distribute only what it earns. Due to the low interest-rate environment, we were forced to invest proceeds from sales as well as new money in securities that carried a lower interest rate than those bonds we sold. As a result, the dividend decreased in March 1998, and another dividend cut is scheduled for March 1999.

Going forward, we believe the municipal bond supply in 1999 should be approximately the same as in 1998. This, combined with strong demand for Arizona bonds, should continue to make the state's municipal securities attractive investments for investors seeking tax-free income. We will continue our fiscally responsible strategy of protecting share value and maintaining the fund's competitive yield.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Arizona Insured
Tax-Free Income Fund
3/1/98-2/28/99

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                ----------
March                                                                 4.4 cents

April                                                                 4.4 cents

May                                                                   4.4 cents

June                                                                  4.4 cents

July                                                                  4.4 cents

August                                                                4.4 cents

September                                                             4.4 cents

October                                                               4.4 cents

November                                                              4.4 cents

December                                                              4.4 cents

January                                                               4.4 cents

February                                                              4.4 cents
                                                                     ----------

TOTAL                                                                52.8 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                               7
FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.07            $10.84   $10.77


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.528


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.68%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


PERFORMANCE

                                                                       INCEPTION
CLASS A                                             1-YEAR    5-YEAR   (4/30/93)
-------                                             ------    ------   ---------
Cumulative Total Return(1)                          +5.75%    +37.64%   +45.95%

Average Annual Total Return(2)                      +1.24%     +5.67%    +5.91%

Distribution Rate(3)                       4.45%

Taxable Equivalent Distribution Rate(4)    7.76%

30-Day Standardized Yield(5)               3.81%

Taxable Equivalent Yield(4)                6.64%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3.) Distribution rate is based on an annualization of the current 4.2 cent per share monthly dividend and the maximum offering price of $11.32 on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

8
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.24%

5-Year                                                                    +5.67%

Since Inception (4/30/93)                                                 +5.91%


The following line graph compares the performance of the Franklin Arizona Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/99.

----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/30/93
0177
----------------------------------------------------------------------------------------------------
                                  Franklin Arizona         Lehman Brothers                    CPI
                                  Insured Tax-Free       Municipal Bond Index
                                Income Fund-Class A
----------------------------------------------------------------------------------------------------
    4/30/93                    $9,579                         $10,000                       $10,000
    5/31/93                    $9,646           0.56%         $10,056          0.14%        $10,014
    6/30/93                    $9,837           1.67%         $10,224          0.14%        $10,028
    7/31/93                    $9,837           0.13%         $10,237          0.00%        $10,028
    8/31/93                    $10,053          2.08%         $10,450          0.28%        $10,056
    9/30/93                    $10,183          1.14%         $10,569          0.21%        $10,077
   10/31/93                    $10,187          0.19%         $10,589          0.41%        $10,119
   11/30/93                    $10,047         -0.88%         $10,496          0.07%        $10,126
   12/31/93                    $10,334          2.11%         $10,718          0.00%        $10,126
    1/31/94                    $10,477          1.14%         $10,840          0.27%        $10,153
    2/28/94                    $10,147         -2.59%         $10,559          0.34%        $10,187
    3/31/94                    $9,518          -4.07%         $10,129          0.34%        $10,222
    4/30/94                    $9,613           0.85%         $10,215          0.14%        $10,236
    5/31/94                    $9,707           0.87%         $10,304          0.07%        $10,244
    6/30/94                    $9,612          -0.61%         $10,241          0.34%        $10,278
    7/31/94                    $9,848           1.83%         $10,429          0.27%        $10,306
    8/31/94                    $9,864           0.35%         $10,465          0.40%        $10,347
    9/30/94                    $9,666          -1.47%         $10,312          0.27%        $10,375
   10/31/94                    $9,425          -1.78%         $10,128          0.07%        $10,383
   11/30/94                    $9,185          -1.81%          $9,945          0.13%        $10,396
   12/31/94                    $9,480           2.20%         $10,163          0.00%        $10,396
    1/31/95                    $9,870           2.86%         $10,454          0.40%        $10,438
    2/28/95                    $10,240          2.91%         $10,758          0.40%        $10,479
    3/31/95                    $10,382          1.15%         $10,882          0.33%        $10,514
    4/30/95                    $10,388          0.12%         $10,895          0.33%        $10,549
    5/31/95                    $10,764          3.19%         $11,243          0.20%        $10,570
    6/30/95                    $10,600         -0.87%         $11,145          0.20%        $10,591
    7/31/95                    $10,660          0.95%         $11,251          0.00%        $10,591
    8/31/95                    $10,817          1.27%         $11,394          0.26%        $10,618
    9/30/95                    $10,899          0.63%         $11,465          0.20%        $10,640
   10/31/95                    $11,078          1.45%         $11,632          0.33%        $10,675
   11/30/95                    $11,345          1.66%         $11,825         -0.07%        $10,667
   12/31/95                    $11,494          0.96%         $11,938         -0.07%        $10,660
    1/31/96                    $11,555          0.76%         $12,029          0.59%        $10,723
    2/29/96                    $11,429         -0.68%         $11,947          0.32%        $10,757
    3/31/96                    $11,227         -1.28%         $11,794          0.52%        $10,813
    4/30/96                    $11,189         -0.28%         $11,761          0.39%        $10,855
    5/31/96                    $11,184         -0.04%         $11,757          0.19%        $10,876
    6/30/96                    $11,348          1.09%         $11,885          0.06%        $10,882
    7/31/96                    $11,445          0.91%         $11,993          0.19%        $10,903
    8/31/96                    $11,417         -0.02%         $11,990          0.19%        $10,924
    9/30/96                    $11,651          1.40%         $12,158          0.32%        $10,959
   10/31/96                    $11,783          1.13%         $12,296          0.32%        $10,994
   11/30/96                    $12,031          1.83%         $12,521          0.19%        $11,015
   12/31/96                    $11,957         -0.42%         $12,468          0.00%        $11,015
    1/31/97                    $11,953          0.19%         $12,492          0.32%        $11,050
    2/28/97                    $12,064          0.92%         $12,607          0.31%        $11,084
    3/31/97                    $11,872         -1.33%         $12,439          0.25%        $11,112
    4/30/97                    $11,996          0.84%         $12,544          0.12%        $11,125
    5/31/97                    $12,192          1.51%         $12,733         -0.06%        $11,119
    6/30/97                    $12,328          1.07%         $12,869          0.12%        $11,132
    7/31/97                    $12,715          2.77%         $13,226          0.12%        $11,145
    8/31/97                    $12,555         -0.94%         $13,101          0.19%        $11,166
    9/30/97                    $12,706          1.19%         $13,257          0.25%        $11,194
   10/31/97                    $12,773          0.64%         $13,342          0.25%        $11,222
   11/30/97                    $12,853          0.59%         $13,421         -0.06%        $11,216
   12/31/97                    $13,066          1.46%         $13,617         -0.12%        $11,202
    1/31/98                    $13,207          1.03%         $13,757          0.19%        $11,223
    2/28/98                    $13,202          0.03%         $13,761          0.19%        $11,245
    3/31/98                    $13,219          0.09%         $13,774          0.19%        $11,266
    4/30/98                    $13,150         -0.45%         $13,712          0.18%        $11,286
    5/31/98                    $13,378          1.58%         $13,928          0.18%        $11,307
    6/30/98                    $13,420          0.39%         $13,983          0.12%        $11,320
    7/31/98                    $13,463          0.25%         $14,017          0.12%        $11,334
    8/31/98                    $13,668          1.55%         $14,235          0.12%        $11,347
    9/30/98                    $13,837          1.25%         $14,413          0.12%        $11,361
   10/31/98                    $13,829          0.00%         $14,413          0.24%        $11,388
   11/30/98                    $13,885          0.35%         $14,463          0.00%        $11,388
   12/31/98                    $13,890          0.25%         $14,499         -0.06%        $11,381
    1/31/99       0.96%        $14,023          1.19%         $14,672          0.24%        $11,409
    2/28/99      -0.44%        $13,980         -0.44%         $14,607          0.12%        $11,422

Total                          39.80%                          46.07%                         14.22%
Return
----------------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


                                                                               9
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

[FLORIDA STATE GRAPHIC] Broad population growth represented one of the demographic trends that drove Florida's economy during the year under review. The state's population rose from 10th among the states in 1960 to fourth in 1990, where it remained, as of the end of the reporting period. Two age groups, seniors and the youthful population, dominated this trend, whereas the main segment of the working age population (25-44) is projected to decrease from 30% in 1990 to 23% in 2010.

The high proportion of seniors -- 18.5% of the population was 65 and older compared with 12.7% nationally in 1997 -- heightens the risk that Medicaid and other health care service costs will increase more rapidly than elsewhere in the nation. However, the relatively high income level of many seniors contributed significantly to spending, and thus sales tax revenue somewhat offset senior health care-related expenses. The rise in Florida's 5- to 17-year-old population has proved more costly, necessitating large investments to support the state school system. In 1998, education-directed debt issues accounted for 63% of the state's $12.9 billion total debt outstanding.(2)

Florida's stable financial picture over the past several years, based on relatively moderate debt levels and a services-based economy that continues to expand faster than



(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Standard & Poor's CreditWeek Municipal, April 6, 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 46 of this report.


10
the nation's, contributed to its AA+ general obligation debt rating by Standard and Poor's, a national credit rating agency.(3) Although the state has no personal income tax, the sales tax, which comprises 60% of Florida's revenues, grew by a healthy 5.5% in 1996 and 6.8% in 1997. While figures for 1998 were not available at the end of the reporting period, the sales tax is projected to grow 7.0% in 1999.(2) The state also makes yearly deposits to its Budget Stabilization Fund, reducing its dependence on the sales tax.


PORTFOLIO NOTES

Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased 10 cents, from $10.43 on February 28, 1998, to $10.53 on February 28, 1999. The fund's total net assets also increased, from $101.5 million, to $124.5 million over the same period.

Throughout the year under review, falling interest rates prompted Florida municipalities to refinance outstanding debt and vigorously issue new bonds, as demonstrated by the state's 27% issuance increase compared with the previous reporting period. Florida also participated in the national trend of municipalities offering greater amounts of insured debt, with over 50% of municipal debt coming to market insured during the reporting period.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.


DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund
3/1/98 - 2/28/99

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                ----------
March                                                                 4.3 cents

April                                                                 4.3 cents

May                                                                   4.3 cents

June                                                                  4.3 cents

July                                                                  4.3 cents

August                                                                4.3 cents

September                                                             4.3 cents

October                                                               4.3 cents

November                                                              4.3 cents

December                                                              4.3 cents

January                                                               4.3 cents

February                                                              4.3 cents
                                                                     ----------
TOTAL                                                                51.6 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


(3.) This does not indicate Standard & Poor's rating of the fund.


                                                                              11
PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Utilities                                                                36.9%

Hospitals                                                                13.4%

Other Revenue                                                            13.1%

Prerefunded                                                              11.9%

Housing                                                                   6.0%

Certificates of Participation                                             5.0%

Industrial                                                                2.9%

Health Care                                                               2.8%

Sales Tax                                                                 2.6%

General Obligation                                                        2.1%

Transportation                                                            2.0%

Special Assessment                                                        1.3%


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

The large demand for Florida municipal bonds allowed yields to remain significantly lower than national levels. Despite the appetite for the state's debt, credit spreads, the higher yields paid to investors for the project risk, widened toward the close of 1998. This enabled us to take advantage of attractive opportunities in the market. Purchases during the reporting period included Clearwater Gas System Revenue; Indian Trace Community Development District; Martin County Health Facilities Authority Hospital Revenue - Martin Memorial Medical Center Project; Miami Dade County School Board Certificates of Participation; and South Miami Health Facilities Authority Hospital Revenue Baptist Health System Obligation Group. We believe that Florida's strong economy and conservative financial practices make the state an attractive investment, going forward.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


12
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                     CHANGE           2/28/99   2/28/98
-------                                     ------           -------   -------
Net Asset Value                             +$0.10            $10.53    $10.43


                                            DISTRIBUTIONS
                                            -------------

Dividend Income                             $0.516


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.77%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


PERFORMANCE

                                                                              INCEPTION
CLASS A                                                   1-YEAR     5-YEAR   (4/30/93)
-------                                                   ------    -------   ---------
Cumulative Total Return(1)                                +6.01%    +36.30%    +41.71%

Average Annual Total Return(2)                            +1.54%     +5.46%     +5.38%

Distribution Rate(3)                           4.47%

Taxable Equivalent Distribution Rate(4)        7.40%

30-Day Standardized Yield(5)                   3.79%

Taxable Equivalent Yield(4)                    6.27%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.1 cent per share monthly dividend and the maximum offering price of $11.00 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              13
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.54%

5-Year                                                                    +5.46%

Since Inception (4/30/93)                                                 +5.38%


The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/30/93
0178
-----------------------------------------------------------------------------------------------------
                                 Franklin Florida         Lehman Brothers                       CPI
                                 Insured Tax-Free         Municipal Bond
                                Income Fund-Class A           Index
-----------------------------------------------------------------------------------------------------
    4/30/93                    $9,579                        $10,000                         $10,000
    5/31/93                    $9,550           0.56%        $10,056           0.14%         $10,014
    6/30/93                    $9,703           1.67%        $10,224           0.14%         $10,028
    7/31/93                    $9,722           0.13%        $10,237           0.00%         $10,028
    8/31/93                    $9,921           2.08%        $10,450           0.28%         $10,056
    9/30/93                    $10,024          1.14%        $10,569           0.21%         $10,077
   10/31/93                    $10,059          0.19%        $10,589           0.41%         $10,119
   11/30/93                    $9,910          -0.88%        $10,496           0.07%         $10,126
   12/31/93                    $10,207          2.11%        $10,718           0.00%         $10,126
    1/31/94                    $10,319          1.14%        $10,840           0.27%         $10,153
    2/28/94                    $9,949          -2.59%        $10,559           0.34%         $10,187
    3/31/94                    $9,309          -4.07%        $10,129           0.34%         $10,222
    4/30/94                    $9,382           0.85%        $10,215           0.14%         $10,236
    5/31/94                    $9,446           0.87%        $10,304           0.07%         $10,244
    6/30/94                    $9,359          -0.61%        $10,241           0.34%         $10,278
    7/31/94                    $9,635           1.83%        $10,429           0.27%         $10,306
    8/31/94                    $9,569           0.35%        $10,465           0.40%         $10,347
    9/30/94                    $9,369          -1.47%        $10,312           0.27%         $10,375
   10/31/94                    $9,056          -1.78%        $10,128           0.07%         $10,383
   11/30/94                    $8,846          -1.81%         $9,945           0.13%         $10,396
   12/31/94                    $9,201           2.20%        $10,163           0.00%         $10,396
    1/31/95                    $9,599           2.86%        $10,454           0.40%         $10,438
    2/28/95                    $9,968           2.91%        $10,758           0.40%         $10,479
    3/31/95                    $10,056          1.15%        $10,882           0.33%         $10,514
    4/30/95                    $10,070          0.12%        $10,895           0.33%         $10,549
    5/31/95                    $10,444          3.19%        $11,243           0.20%         $10,570
    6/30/95                    $10,289         -0.87%        $11,145           0.20%         $10,591
    7/31/95                    $10,357          0.95%        $11,251           0.00%         $10,591
    8/31/95                    $10,491          1.27%        $11,394           0.26%         $10,618
    9/30/95                    $10,570          0.63%        $11,465           0.20%         $10,640
   10/31/95                    $10,769          1.45%        $11,632           0.33%         $10,675
   11/30/95                    $11,001          1.66%        $11,825          -0.07%         $10,667
   12/31/95                    $11,159          0.96%        $11,938          -0.07%         $10,660
    1/31/96                    $11,185          0.76%        $12,029           0.59%         $10,723
    2/29/96                    $11,057         -0.68%        $11,947           0.32%         $10,757
    3/31/96                    $10,863         -1.28%        $11,794           0.52%         $10,813
    4/30/96                    $10,812         -0.28%        $11,761           0.39%         $10,855
    5/31/96                    $10,816         -0.04%        $11,757           0.19%         $10,876
    6/30/96                    $10,978          1.09%        $11,885           0.06%         $10,882
    7/31/96                    $11,084          0.91%        $11,993           0.19%         $10,903
    8/31/96                    $11,076         -0.02%        $11,990           0.19%         $10,924
    9/30/96                    $11,296          1.40%        $12,158           0.32%         $10,959
   10/31/96                    $11,392          1.13%        $12,296           0.32%         $10,994
   11/30/96                    $11,603          1.83%        $12,521           0.19%         $11,015
   12/31/96                    $11,539         -0.42%        $12,468           0.00%         $11,015
    1/31/97                    $11,509          0.19%        $12,492           0.32%         $11,050
    2/28/97                    $11,629          0.92%        $12,607           0.31%         $11,084
    3/31/97                    $11,436         -1.33%        $12,439           0.25%         $11,112
    4/30/97                    $11,557          0.84%        $12,544           0.12%         $11,125
    5/31/97                    $11,727          1.51%        $12,733          -0.06%         $11,119
    6/30/97                    $11,861          1.07%        $12,869           0.12%         $11,132
    7/31/97                    $12,257          2.77%        $13,226           0.12%         $11,145
    8/31/97                    $12,118         -0.94%        $13,101           0.19%         $11,166
    9/30/97                    $12,254          1.19%        $13,257           0.25%         $11,194
   10/31/97                    $12,368          0.64%        $13,342           0.25%         $11,222
   11/30/97                    $12,457          0.59%        $13,421          -0.06%         $11,216
   12/31/97                    $12,656          1.46%        $13,617          -0.12%         $11,202
    1/31/98                    $12,794          1.03%        $13,757           0.19%         $11,223
    2/28/98                    $12,787          0.03%        $13,761           0.19%         $11,245
    3/31/98                    $12,803          0.09%        $13,774           0.19%         $11,266
    4/30/98                    $12,769         -0.45%        $13,712           0.18%         $11,286
    5/31/98                    $12,946          1.58%        $13,928           0.18%         $11,307
    6/30/98                    $12,999          0.39%        $13,983           0.12%         $11,320
    7/31/98                    $13,053          0.25%        $14,017           0.12%         $11,334
    8/31/98                    $13,245          1.55%        $14,235           0.12%         $11,347
    9/30/98                    $13,374          1.25%        $14,413           0.12%         $11,361
   10/31/98                    $13,391          0.00%        $14,413           0.24%         $11,388
   11/30/98                    $13,483          0.35%        $14,463           0.00%         $11,388
   12/31/98                    $13,500          0.25%        $14,499          -0.06%         $11,381
    1/31/99         0.88%      $13,619          1.19%        $14,672           0.24%         $11,409
    2/28/99        -0.46%      $13,574         -0.44%        $14,607           0.12%         $11,422

Total                            35.74%                         46.07%                        14.22%
Return
-----------------------------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


14
FRANKLIN INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)



PORTFOLIO NOTES

During the reporting period, municipal bonds traded at attractive levels compared with the 30-year Treasury bond. At times, we were able to purchase insured municipal bonds at nominal yields that were actually higher than the 30-year government bond yield. Historically the yield ratio between high-grade municipal bonds and the 30-year Treasury bond has been about 85%. At the end of the year under review, we could purchase insured bonds with long maturities at approximately 95% of the 30-year Treasury bond yield.

This unusually high ratio is largely a result of a combination of events that changed the supply-and-demand environment for government and municipal bonds. First, there was a flight to the 30-year Treasury bond as Asia, Russia and most recently Brazil experienced economic stress, which contributed to the 30-year Treasury bond's yield declines. Furthermore, as our own domestic stock market experienced volatility during the period, we again saw a shift of assets into long-term government bonds. At the same time, the 1998 volume of municipal bond issuance -- more than $280 billion in new supply -- was the second highest in history. This prevented municipal bond yields from decreasing at the same rate as government bond yields. In short, we saw unusually large demand for the 30-year government bond, driving down its yield, and a large municipal bond supply that caused the yield spread of the two to increase. Although municipal bonds lagged Treasuries during the investors' flight to



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 49 of this report.


                                                                              15
PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
2/28/99

                                                                  % OF TOTAL
                                                                   LONG-TERM
SECTOR                                                            INVESTMENTS
------                                                            -----------
Utilities                                                             23.3%

Prerefunded                                                           17.9%

Hospitals                                                             15.1%

Health Care                                                           10.1%

Education                                                              8.7%

Transportation                                                         8.0%

General Obligation                                                     5.0%

Housing                                                                4.2%

Certificates
of Participation                                                       3.5%

Other Revenue                                                          2.3%

Sales Tax                                                              1.0%

Industrial                                                             0.8%

Special Assessment                                                     0.1%


quality, as fundamentals reverse, we expect that municipals should close the gap with Treasuries.

As interest rates declined, we continued to see bonds become prerefunded. When an outstanding bond becomes prerefunded, it will be called at its first call date. In most cases, prerefunded bonds are backed by an escrow of U.S. Treasuries and thus have a substantial price increase -- depending on their call date.

To extend the fund's income earning potential and protect the share value, over the 12-month reporting period we continued our focus of selling prerefunded securities with approximately five years left to the call date. Overall, the fund's prerefunded bonds comprised 17.9% of the fund's total long-term investments on February 28, 1999. Recent purchases in the fund included Atlanta, GA General Obligation, North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Project and Jefferson County, KY Health System Revenue - Alliant Health System Inc.

In 1999, the lower interest-rate environment should continue to put some pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns, so the fund's dividend distributions may have to be decreased in the future if interest rates remain at current or lower levels. In addition, it was difficult for the fund to generate enough capital losses to offset the gains realized from the bond sales. Thus, the fund made distributions totaling 9.24 cents per share in long-term capital gains and 0.77 cents per share in short-term capital gains in June and December. The fund may make another capital gain distribution in June 1999. It is important to note that we have not changed our philosophy of investing for income and share value stability. We believe that on a comparative basis the fund should rank favorably to other investment alternatives.

Looking forward, insured funds should offer value as municipal bond insurers continue to face a very competitive business environment, which has resulted in a lower cost of insurance -- more than 50% of 1998's new issuance was insured. Also, with lower interest rates some investors have elected to seek higher yielding securities, which has resulted in a narrowing of the yield spread between insured bonds and lower quality bonds. Thus, on a comparative basis, insured bonds remain attractive.


16
Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
-----                                                      -------       -------
March                                                      5.5 cents    4.91 cents

April                                                      5.5 cents    4.92 cents

May                                                        5.5 cents    4.92 cents

June                                                       5.3 cents    4.72 cents

July                                                       5.3 cents    4.77 cents

August                                                     5.3 cents    4.77 cents

September                                                  5.3 cents    4.77 cents

October                                                    5.3 cents    4.75 cents

November                                                   5.3 cents    4.75 cents

December                                                   5.2 cents    4.65 cents

January                                                    5.2 cents    4.65 cents

February                                                   5.2 cents    4.65 cents
                                                          ----------   -----------
TOTAL                                                     63.9 CENTS   57.23 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              17
FRANKLIN INSURED TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.05            $12.26   $12.31

                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6390

Long-Term Capital Gain                         $0.0924

Short-Term Capital Gain                        $0.0077

TOTAL                                          $0.7391


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.05           $12.33    $12.38

                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5723

Long-Term Capital Gain                         $0.0924

Short-Term Capital Gain                        $0.0077

TOTAL                                          $0.6724


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares. Past expense reductions by the fund's manager increased the fund's total returns.


PERFORMANCE


                                                                                 INCEPTION
CLASS A                                           1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                           ------    ------    -------    ---------
Cumulative Total Return(1)                        +5.72%    +32.92%   +107.61%   +203.38%

Average Annual Total Return(2)                    +1.20%     +4.95%     +7.11%     +7.97%

Distribution Rate(3)                     4.78%

Taxable Equivalent Distribution Rate(4)  7.91%

30-Day Standardized Yield(5)             3.83%

Taxable Equivalent Yield(4)              6.34%

                                                                         INCEPTION
CLASS C                                             1-YEAR     3-YEAR     (5/1/95)
-------                                             ------     ------    ---------
Cumulative Total Return(1)                          +5.12%    +18.03%     +26.68%

Average Annual Total Return(2)                      +3.04%     +5.34%      +6.09%

Distribution Rate(3)                      4.31%

Taxable Equivalent Distribution Rate(4)   7.14%

30-Day Standardized Yield(5)              3.38%

Taxable Equivalent Yield(4)               5.60%

Franklin Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 9.24 cents ($0.0924) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


18
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.20%

5-Year                                                                    +4.95%

10-Year                                                                   +7.11%

Since Inception (4/3/85)                                                  +7.97%


The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/3/85
0121
-----------------------------------------------------------------------------------------------------
Date                    Franklin Insured                 Lehman Brothers                          CPI
                         Tax-Free Income               Municipal Bond Index
                          Fund-Class A
-----------------------------------------------------------------------------------------------------
     3/1/89                   9,576                        $10,000                           $10,000
    3/31/89                   9,574        -0.24%           $9,976           0.58%           $10,058
    4/30/89                   9,789         2.37%          $10,212           0.65%           $10,123
    5/31/89                   9,988         2.08%          $10,425           0.57%           $10,181
    6/30/89                  10,118         1.36%          $10,567           0.24%           $10,206
    7/31/89                  10,204         1.36%          $10,710           0.24%           $10,230
    8/31/89                  10,157        -0.98%          $10,605           0.16%           $10,246
    9/30/89                  10,100        -0.30%          $10,574           0.32%           $10,279
   10/31/89                  10,196         1.22%          $10,703           0.48%           $10,329
   11/30/89                  10,330         1.75%          $10,890           0.24%           $10,353
   12/31/89                  10,419         0.82%          $10,979           0.16%           $10,370
    1/31/90                  10,333        -0.47%          $10,928           1.03%           $10,477
    2/28/90                  10,450         0.89%          $11,025           0.47%           $10,526
    3/31/90                  10,447         0.03%          $11,028           0.55%           $10,584
    4/30/90                  10,351        -0.72%          $10,949           0.16%           $10,601
    5/31/90                  10,592         2.18%          $11,187           0.23%           $10,625
    6/30/90                  10,685         0.88%          $11,286           0.54%           $10,682
    7/31/90                  10,863         1.48%          $11,453           0.38%           $10,723
    8/31/90                  10,601        -1.45%          $11,287           0.92%           $10,822
    9/30/90                  10,682         0.06%          $11,294           0.84%           $10,913
   10/31/90                  10,841         1.81%          $11,498           0.60%           $10,978
   11/30/90                  11,069         2.01%          $11,729           0.22%           $11,002
   12/31/90                  11,103         0.44%          $11,781           0.00%           $11,002
    1/31/91                  11,284         1.34%          $11,939           0.60%           $11,068
    2/28/91                  11,357         0.87%          $12,042           0.15%           $11,085
    3/31/91                  11,401         0.04%          $12,047           0.15%           $11,102
    4/30/91                  11,565         1.34%          $12,209           0.15%           $11,118
    5/31/91                  11,640         0.89%          $12,317           0.30%           $11,152
    6/30/91                  11,635        -0.10%          $12,305           0.29%           $11,184
    7/31/91                  11,792         1.22%          $12,455           0.15%           $11,201
    8/31/91                  11,888         1.32%          $12,620           0.29%           $11,233
    9/30/91                  12,047         1.30%          $12,784           0.44%           $11,283
   10/31/91                  12,123         0.90%          $12,899           0.15%           $11,299
   11/30/91                  12,117         0.28%          $12,935           0.29%           $11,332
   12/31/91                  12,362         2.15%          $13,213           0.07%           $11,340
    1/31/92                  12,408         0.23%          $13,243           0.15%           $11,357
    2/29/92                  12,424         0.03%          $13,247           0.36%           $11,398
    3/31/92                  12,460         0.04%          $13,253           0.51%           $11,456
    4/30/92                  12,560         0.89%          $13,370           0.14%           $11,472
    5/31/92                  12,747         1.18%          $13,528           0.14%           $11,488
    6/30/92                  12,914         1.68%          $13,756           0.36%           $11,530
    7/31/92                  13,384         3.00%          $14,168           0.21%           $11,554
    8/31/92                  13,200        -0.98%          $14,029           0.28%           $11,586
    9/30/92                  13,225         0.65%          $14,121           0.28%           $11,619
   10/31/92                  13,005        -0.98%          $13,982           0.35%           $11,659
   11/30/92                  13,318         1.79%          $14,232           0.14%           $11,676
   12/31/92                  13,499         1.02%          $14,378          -0.07%           $11,667
    1/31/93                  13,681         1.16%          $14,544           0.49%           $11,725
    2/28/93                  14,078         3.62%          $15,071           0.35%           $11,766
    3/31/93                  13,990        -1.06%          $14,911           0.35%           $11,807
    4/30/93                  14,083         1.01%          $15,062           0.28%           $11,840
    5/31/93                  14,142         0.56%          $15,146           0.14%           $11,856
    6/30/93                  14,384         1.67%          $15,399           0.14%           $11,873
    7/31/93                  14,407         0.13%          $15,419           0.00%           $11,873
    8/31/93                  14,698         2.08%          $15,740           0.28%           $11,906
    9/30/93                  14,861         1.14%          $15,919           0.21%           $11,931
   10/31/93                  14,884         0.19%          $15,949           0.41%           $11,980
   11/30/93                  14,837        -0.88%          $15,809           0.07%           $11,989
   12/31/93                  15,097         2.11%          $16,143           0.00%           $11,989
    1/31/94                  15,241         1.14%          $16,327           0.27%           $12,021
    2/28/94                  14,941        -2.59%          $15,904           0.34%           $12,062
    3/31/94                  14,460        -4.07%          $15,257           0.34%           $12,103
    4/30/94                  14,520         0.85%          $15,386           0.14%           $12,120
    5/31/94                  14,617         0.87%          $15,520           0.07%           $12,128
    6/30/94                  14,568        -0.61%          $15,425           0.34%           $12,170
    7/31/94                  14,801         1.83%          $15,708           0.27%           $12,202
    8/31/94                  14,838         0.35%          $15,763           0.40%           $12,251
    9/30/94                  14,699        -1.47%          $15,531           0.27%           $12,284
   10/31/94                  14,509        -1.78%          $15,255           0.07%           $12,293
   11/30/94                  14,270        -1.81%          $14,978           0.13%           $12,309
   12/31/94                  14,557         2.20%          $15,308           0.00%           $12,309
    1/31/95                  14,895         2.86%          $15,746           0.40%           $12,358
    2/28/95                  15,248         2.91%          $16,204           0.40%           $12,408
    3/31/95                  15,374         1.15%          $16,390           0.33%           $12,448
    4/30/95                  15,411         0.12%          $16,410           0.33%           $12,490
    5/31/95                  15,757         3.19%          $16,933           0.20%           $12,515
    6/30/95                  15,678        -0.87%          $16,786           0.20%           $12,540
    7/31/95                  15,755         0.95%          $16,946           0.00%           $12,540
    8/31/95                  15,898         1.27%          $17,161           0.26%           $12,572
    9/30/95                  15,975         0.63%          $17,269           0.20%           $12,597
   10/31/95                  16,171         1.45%          $17,519           0.33%           $12,639
   11/30/95                  16,395         1.66%          $17,810          -0.07%           $12,630
   12/31/95                  16,541         0.96%          $17,981          -0.07%           $12,621
    1/31/96                  16,633         0.76%          $18,118           0.59%           $12,696
    2/29/96                  16,564        -0.68%          $17,995           0.32%           $12,736
    3/31/96                  16,401        -1.28%          $17,764           0.52%           $12,803
    4/30/96                  16,359        -0.28%          $17,714           0.39%           $12,852
    5/31/96                  16,385        -0.04%          $17,707           0.19%           $12,877
    6/30/96                  16,548         1.09%          $17,900           0.06%           $12,885
    7/31/96                  16,657         0.91%          $18,063           0.19%           $12,909
    8/31/96                  16,683        -0.02%          $18,060           0.19%           $12,934
    9/30/96                  16,887         1.40%          $18,313           0.32%           $12,975
   10/31/96                  17,037         1.13%          $18,519           0.32%           $13,017
   11/30/96                  17,272         1.83%          $18,858           0.19%           $13,041
   12/31/96                  17,225        -0.42%          $18,779           0.00%           $13,041
    1/31/97                  17,250         0.19%          $18,815           0.32%           $13,083
    2/28/97                  17,373         0.92%          $18,988           0.31%           $13,124
    3/31/97                  17,211        -1.33%          $18,735           0.25%           $13,156
    4/30/97                  17,336         0.84%          $18,893           0.12%           $13,172
    5/31/97                  17,534         1.51%          $19,178          -0.06%           $13,164
    6/30/97                  17,689         1.07%          $19,383           0.12%           $13,180
    7/31/97                  18,107         2.77%          $19,920           0.12%           $13,196
    8/31/97                  17,956        -0.94%          $19,733           0.19%           $13,221
    9/30/97                  18,140         1.19%          $19,968           0.25%           $13,254
   10/31/97                  18,251         0.64%          $20,096           0.25%           $13,287
   11/30/97                  18,378         0.59%          $20,214          -0.06%           $13,279
   12/31/97                  18,629         1.46%          $20,509          -0.12%           $13,263
    1/31/98                  18,788         1.03%          $20,720           0.19%           $13,288
    2/28/98                  18,780         0.03%          $20,727           0.19%           $13,314
    3/31/98                  18,818         0.09%          $20,745           0.19%           $13,339
    4/30/98                  18,764        -0.45%          $20,652           0.18%           $13,363
    5/31/98                  19,034         1.58%          $20,978           0.18%           $13,387
    6/30/98                  19,128         0.39%          $21,060           0.12%           $13,403
    7/31/98                  19,179         0.25%          $21,113           0.12%           $13,419
    8/31/98                  19,435         1.55%          $21,440           0.12%           $13,435
    9/30/98                  19,660         1.25%          $21,708           0.12%           $13,451
   10/31/98                  19,665         0.00%          $21,708           0.24%           $13,484
   11/30/98                  19,733         0.35%          $21,784           0.00%           $13,484
   12/31/98                  19,756         0.25%          $21,838          -0.06%           $13,476
    1/31/99         0.91%   $19,936         1.19%          $22,098           0.24%           $13,508
    2/28/99        -0.40%   $19,882        -0.44%          $22,001           0.12%           $13,524


Total                        98.82%                          120.01%                          35.24%
Return
-----------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.04%

3-Year                                                                    +5.34%

Since Inception (5/1/95)                                                  +6.09%


The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

---------------------------------------------------------------------------------------------------------------------
Fund No.                        Inception 5/1/95
221
---------------------------------------------------------------------------------------------------------------------
Date                                  Franklin Insured                 Lehman Brothers                         CPI
                                      Tax-Free Income                Municipal Bond Index
                                        Fund-Class C
---------------------------------------------------------------------------------------------------------------------
     5/1/95                            $9,901                              $10,000                          $10,000
    5/31/95                            $10,122              3.19%          $10,319           0.20%          $10,020
    6/30/95                            $10,075             -0.87%          $10,229           0.20%          $10,040
    7/31/95                            $10,119              0.95%          $10,326           0.00%          $10,040
    8/31/95                            $10,206              1.27%          $10,458           0.26%          $10,066
    9/29/95                            $10,259              0.63%          $10,523           0.20%          $10,086
   10/31/95                            $10,379              1.45%          $10,676           0.33%          $10,120
   11/30/95                            $10,509              1.66%          $10,853          -0.07%          $10,112
   12/29/95                            $10,605              0.96%          $10,957          -0.07%          $10,105
    1/31/96                            $10,659              0.76%          $11,041           0.59%          $10,165
    2/29/96                            $10,610             -0.68%          $10,966           0.32%          $10,198
    3/29/96                            $10,502             -1.28%          $10,825           0.52%          $10,251
    4/30/96                            $10,478             -0.28%          $10,795           0.39%          $10,291
    5/31/96                            $10,489             -0.04%          $10,791           0.19%          $10,310
    6/28/96                            $10,589              1.09%          $10,908           0.06%          $10,316
    7/31/96                            $10,662              0.91%          $11,008           0.19%          $10,336
    8/30/96                            $10,665             -0.02%          $11,005           0.19%          $10,356
    9/30/96                            $10,790              1.40%          $11,159           0.32%          $10,389
   10/31/96                            $10,880              1.13%          $11,286           0.32%          $10,422
   11/29/96                            $11,024              1.83%          $11,492           0.19%          $10,442
   12/31/96                            $10,989             -0.42%          $11,444           0.00%          $10,442
    1/31/97                            $10,999              0.19%          $11,466           0.32%          $10,475
    2/28/97                            $11,081              0.92%          $11,571           0.31%          $10,508
    3/31/97                            $10,963             -1.33%          $11,417           0.25%          $10,534
    4/30/97                            $11,047              0.84%          $11,513           0.12%          $10,547
    5/31/97                            $11,167              1.51%          $11,687          -0.06%          $10,540
    6/30/97                            $11,260              1.07%          $11,812           0.12%          $10,553
    7/31/97                            $11,519              2.77%          $12,139           0.12%          $10,565
    8/31/97                            $11,419             -0.94%          $12,025           0.19%          $10,586
    9/30/97                            $11,529              1.19%          $12,168           0.25%          $10,612
   10/31/97                            $11,594              0.64%          $12,246           0.25%          $10,639
   11/30/97                            $11,668              0.59%          $12,318          -0.06%          $10,632
   12/31/97                            $11,831              1.46%          $12,498          -0.12%          $10,619
    1/31/98                            $11,916              1.03%          $12,627           0.19%          $10,640
    2/28/98                            $11,915              0.03%          $12,631           0.19%          $10,660
    3/31/98                            $11,924              0.09%          $12,642           0.19%          $10,680
    4/30/98                            $11,884             -0.45%          $12,585           0.18%          $10,699
    5/31/98                            $12,058              1.58%          $12,784           0.18%          $10,719
    6/30/98                            $12,112              0.39%          $12,834           0.12%          $10,731
    7/31/98                            $12,139              0.25%          $12,866           0.12%          $10,744
    8/31/98                            $12,295              1.55%          $13,065           0.12%          $10,757
    9/30/98                            $12,431              1.25%          $13,229           0.12%          $10,770
   10/31/98                            $12,429              0.00%          $13,229           0.24%          $10,796
   11/30/98                            $12,466              0.35%          $13,275           0.00%          $10,796
   12/31/98                            $12,475              0.25%          $13,308          -0.06%          $10,789
    1/31/99             0.86%          $12,582              1.19%          $13,466           0.24%          $10,815
    2/28/99            -0.44%          $12,542             -0.44%          $13,407           0.12%          $10,828

Total                                    25.42%                              34.07%                            8.28%
Return
---------------------------------------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              19
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)


COMMONWEALTH UPDATE

[MASSACHUSETTS STATE GRAPHIC] During the year under review, the mood in Massachusetts was upbeat, and rightly so. Following the severe recession in the early '90s, the state's economy dramatically rebounded. At that time, the reserve fund was significantly pared, but has since received successive cash infusions. Reserves and the undesignated balance from the last surplus, approximately $1.2 billion as of year-end 1998, were likely the result of policies initiated during tough times. Other indicators of fiscal health included employment levels that have grown at more than a 2% rate for the last several years, driving the unemployment rate to 3.4% in June 1998, when the national rate was 4.5%.(2) A two-tiered tax cut initiative, targeted at earned and unearned income, should help spur further expansion.

Balanced against favorable economic events, the commonwealth maintained one of the nation's highest debt levels, 7.7% of personal income compared with the 1.9% national median.(2) The debt burden is likely to remain elevated due to the enormous capital demands of the Central Artery/Ted Williams Tunnel project. The commonwealth may have to issue significant levels of debt, as the next phase is expected to be more capital intensive at a time of reduced federal funding. Funding for the Artery seems justified, however, as Massachusetts has the fastest-growing economy in the northeast, and the nation's fourth-highest per capita income level.(3) Other upcoming initiatives include appropriations for a convention center, highway improve-



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

2. Source: Moody's Investors Service, Municipal Credit Research, August 26,
1998.

3. Source: Standard & Poor's CreditWeek Municipal, December 14, 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 65 of this report.


20
ments, prisons and schools. Although these projects may incur more debt, they should generate still more job growth in the construction sector.

Moody's, a national credit rating agency, assigned Massachusetts a "stable" outlook and Aa3 rating due to the state's strong reserves, revenues continually exceeding estimates and conservative fiscal policies forged in the midst of the last cyclical downturn.(4)


PORTFOLIO NOTES

During the reporting period, the fund diligently sought to buy municipal securities that provided the best relative value consistent with our goal of providing long-term, tax-exempt income to shareholders. The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect the fund's long-term income stream. By actively managing the fund's exposure to prerefunded bonds and reinvesting the proceeds in current coupons with longer call protection, we helped protect the fund's share value and maintain a competitive yield.

During the period, the fund found value in and purchased Amesbury General Obligation, Massachusetts State Industrial Finance Agency Revenue - College of the Holy Cross and Massachusetts State Industrial Finance Agency Revenue - WGBH Educational Foundation. The fund also took advantage of its ability to buy uninsured bonds by investing in two high quality, AA-rated credits at relatively attractive yields. These securities were Massachusetts State Health and Education Facilities Authority Revenue for Wellesley College and Boston College. These purchases maintained diversification in a broad range of credits, which helped reduce the fund's exposure to risk and volatility that may affect any one credit.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/99

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
------                                                                 -----------
Hospitals                                                                 28.0%

Education                                                                 24.5%

Prerefunded                                                               12.1%

Transportation                                                            11.9%

General Obligation                                                         9.4%

Housing                                                                    8.3%

Utilities                                                                  3.8%

Health Care                                                                1.2%

Certificates of Participation                                              0.8%



(4) This does not indicate Moody's rating of the fund.


                                                                              21
We continue to closely monitor the supply of Massachusetts insured municipal bonds. In 1998, the commonwealth issued a total of $10.3 billion, of which 56% was insured. Compared with 1997, total issuance increased by 32.9%. Because supply outpaced demand throughout the year, we acquired the above securities at relatively attractive yields. Looking ahead, the lower borrowing costs may prompt issuers to refund additional issues, increasing the new-issue supply. Also, we will carefully track the commonwealth's debt management ability, as borrowing may increase with pressure to meet routine infrastructure needs and to fund the Central Artery Tunnel Project, now estimated to cost $11.6 billion to complete.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
-----                                                     ----------   -----------
March                                                      4.9 cents    4.34 cents

April                                                      4.9 cents    4.34 cents

May                                                        4.9 cents    4.34 cents

June                                                       4.9 cents    4.34 cents

July                                                       4.9 cents    4.32 cents

August                                                     4.9 cents    4.32 cents

September                                                  4.9 cents    4.32 cents

October                                                    4.9 cents    4.35 cents

November                                                   4.9 cents    4.35 cents

December                                                   4.9 cents    4.35 cents

January                                                    4.9 cents    4.35 cents

February                                                   4.9 cents    4.35 cents
                                                          ----------   -----------
TOTAL                                                     58.8 CENTS   52.07 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


22
PERFORMANCE SUMMARY AS OF 2/28/99


Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.04            $11.71    $11.75


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5880

Long-Term Capital Gain                         $0.0324

Short-Term Capital Gain                        $0.0360

TOTAL                                          $0.6564


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.04           $11.76    $11.80


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5207

Long-Term Capital Gain                         $0.0324

Short-Term Capital Gain                        $0.0360

TOTAL                                          $0.5891


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                  INCEPTION
CLASS A                                             1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                             ------    ------    -------   ---------
Cumulative Total Return(1)                         +5.36%     +32.70%   +103.30%   +177.96%

Average Annual Total Return(2)                     +0.89%      +4.91%     +6.89%     +7.30%

Distribution Rate(3)                      4.66%

Taxable Equivalent Distribution Rate(4)   8.20%

30-Day Standardized Yield(5)              3.75%

Taxable Equivalent Yield(4)               6.60%

                                                                    INCEPTION
CLASS C                                          1-YEAR    3-YEAR    (5/1/95)
-------                                          ------    ------   ---------
Cumulative Total Return(1)                       +4.74%    +17.74%   +26.41%

Average Annual Total Return(2)                   +2.70%     +5.24%    +6.04%

Distribution Rate(3)                     4.22%

Taxable Equivalent Distribution Rate(4)  7.43%

30-Day Standardized Yield(5)             3.33%

Taxable Equivalent Yield(4)              5.86%


Franklin Massachusetts Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.24 cents ($0.0324) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Massachusetts state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              23
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +0.89%

5-Year                                                                    +4.91%

10-Year                                                                   +6.89%

Since Inception (4/3/85)                                                  +7.30%


The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0118
-----------------------------------------------------------------------------------------
Date                     Franklin Massachusetts          Lehman Brothers           CPI
                            Insured Tax-Free             Municipal Bond
                           Income Fund-Class A                Index
-----------------------------------------------------------------------------------------
  3/1/89                     $ 9,575                   $10,000                   $10,000
 3/31/89                     $ 9,556      -0.24%       $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,738       2.37%       $10,212         0.65%     $10,123
 5/31/89                     $ 9,947       2.08%       $10,425         0.57%     $10,181
 6/30/89                     $10,075       1.36%       $10,567         0.24%     $10,206
 7/31/89                     $10,176       1.36%       $10,710         0.24%     $10,230
 8/31/89                     $10,091      -0.98%       $10,605         0.16%     $10,246
 9/30/89                     $10,053      -0.30%       $10,574         0.32%     $10,279
10/31/89                     $10,137       1.22%       $10,703         0.48%     $10,329
11/30/89                     $10,268       1.75%       $10,890         0.24%     $10,353
12/31/89                     $10,343       0.82%       $10,979         0.16%     $10,370
 1/31/90                     $10,246      -0.47%       $10,928         1.03%     $10,477
 2/28/90                     $10,351       0.89%       $11,025         0.47%     $10,526
 3/31/90                     $10,351       0.03%       $11,028         0.55%     $10,584
 4/30/90                     $10,244      -0.72%       $10,949         0.16%     $10,601
 5/31/90                     $10,459       2.18%       $11,187         0.23%     $10,625
 6/30/90                     $10,548       0.88%       $11,286         0.54%     $10,682
 7/31/90                     $10,716       1.48%       $11,453         0.38%     $10,723
 8/31/90                     $10,517      -1.45%       $11,287         0.92%     $10,822
 9/30/90                     $10,497       0.06%       $11,294         0.84%     $10,913
10/31/90                     $10,628       1.81%       $11,498         0.60%     $10,978
11/30/90                     $10,840       2.01%       $11,729         0.22%     $11,002
12/31/90                     $10,871       0.44%       $11,781         0.00%     $11,002
 1/31/91                     $11,065       1.34%       $11,939         0.60%     $11,068
 2/28/91                     $11,116       0.87%       $12,042         0.15%     $11,085
 3/31/91                     $11,168       0.04%       $12,047         0.15%     $11,102
 4/30/91                     $11,324       1.34%       $12,209         0.15%     $11,118
 5/31/91                     $11,397       0.89%       $12,317         0.30%     $11,152
 6/30/91                     $11,408      -0.10%       $12,305         0.29%     $11,184
 7/31/91                     $11,567       1.22%       $12,455         0.15%     $11,201
 8/31/91                     $11,663       1.32%       $12,620         0.29%     $11,233
 9/30/91                     $11,802       1.30%       $12,784         0.44%     $11,283
10/31/91                     $11,888       0.90%       $12,899         0.15%     $11,299
11/30/91                     $11,888       0.28%       $12,935         0.29%     $11,332
12/31/91                     $12,116       2.15%       $13,213         0.07%     $11,340
 1/31/92                     $12,171       0.23%       $13,243         0.15%     $11,357
 2/29/92                     $12,167       0.03%       $13,247         0.36%     $11,398
 3/31/92                     $12,197       0.04%       $13,253         0.51%     $11,456
 4/30/92                     $12,305       0.89%       $13,370         0.14%     $11,472
 5/31/92                     $12,468       1.18%       $13,528         0.14%     $11,488
 6/30/92                     $12,656       1.68%       $13,756         0.36%     $11,530
 7/31/92                     $13,069       3.00%       $14,168         0.21%     $11,554
 8/31/92                     $12,896      -0.98%       $14,029         0.28%     $11,586
 9/30/92                     $12,915       0.65%       $14,121         0.28%     $11,619
10/31/92                     $12,671      -0.98%       $13,982         0.35%     $11,659
11/30/92                     $12,990       1.79%       $14,232         0.14%     $11,676
12/31/92                     $13,183       1.02%       $14,378        -0.07%     $11,667
 1/31/93                     $13,365       1.16%       $14,544         0.49%     $11,725
 2/28/93                     $13,747       3.62%       $15,071         0.35%     $11,766
 3/31/93                     $13,743      -1.06%       $14,911         0.35%     $11,807
 4/30/93                     $13,845       1.01%       $15,062         0.28%     $11,840
 5/31/93                     $13,889       0.56%       $15,146         0.14%     $11,856
 6/30/93                     $14,112       1.67%       $15,399         0.14%     $11,873
 7/31/93                     $14,144       0.13%       $15,419         0.00%     $11,873
 8/31/93                     $14,405       2.08%       $15,740         0.28%     $11,906
 9/30/93                     $14,545       1.14%       $15,919         0.21%     $11,931
10/31/93                     $14,576       0.19%       $15,949         0.41%     $11,980
11/30/93                     $14,522      -0.88%       $15,809         0.07%     $11,989
12/31/93                     $14,738       2.11%       $16,143         0.00%     $11,989
 1/31/94                     $14,893       1.14%       $16,327         0.27%     $12,021
 2/28/94                     $14,653      -2.59%       $15,904         0.34%     $12,062
 3/31/94                     $14,163      -4.07%       $15,257         0.34%     $12,103
 4/30/94                     $14,194       0.85%       $15,386         0.14%     $12,120
 5/31/94                     $14,275       0.87%       $15,520         0.07%     $12,128
 6/30/94                     $14,243      -0.61%       $15,425         0.34%     $12,170
 7/31/94                     $14,452       1.83%       $15,708         0.27%     $12,202
 8/31/94                     $14,484       0.35%       $15,763         0.40%     $12,251
 9/30/94                     $14,337      -1.47%       $15,531         0.27%     $12,284
10/31/94                     $14,176      -1.78%       $15,255         0.07%     $12,293
11/30/94                     $13,951      -1.81%       $14,978         0.13%     $12,309
12/31/94                     $14,204       2.20%       $15,308         0.00%     $12,309
 1/31/95                     $14,563       2.86%       $15,746         0.40%     $12,358
 2/28/95                     $14,923       2.91%       $16,204         0.40%     $12,408
 3/31/95                     $15,035       1.15%       $16,390         0.33%     $12,448
 4/30/95                     $15,094       0.12%       $16,410         0.33%     $12,490
 5/31/95                     $15,393       3.19%       $16,933         0.20%     $12,515
 6/30/95                     $15,333      -0.87%       $16,786         0.20%     $12,540
 7/31/95                     $15,434       0.95%       $16,946         0.00%     $12,540
 8/31/95                     $15,563       1.27%       $17,161         0.26%     $12,572
 9/30/95                     $15,664       0.63%       $17,269         0.20%     $12,597
10/31/95                     $15,848       1.45%       $17,519         0.33%     $12,639
11/30/95                     $16,046       1.66%       $17,810        -0.07%     $12,630
12/31/95                     $16,205       0.96%       $17,981        -0.07%     $12,621
 1/31/96                     $16,281       0.76%       $18,118         0.59%     $12,696
 2/29/96                     $16,232      -0.68%       $17,995         0.32%     $12,736
 3/31/96                     $16,072      -1.28%       $17,764         0.52%     $12,803
 4/30/96                     $16,009      -0.28%       $17,714         0.39%     $12,852
 5/31/96                     $16,043      -0.04%       $17,707         0.19%     $12,877
 6/30/96                     $16,178       1.09%       $17,900         0.06%     $12,885
 7/31/96                     $16,299       0.91%       $18,063         0.19%     $12,909
 8/31/96                     $16,320      -0.02%       $18,060         0.19%     $12,934
 9/30/96                     $16,509       1.40%       $18,313         0.32%     $12,975
10/31/96                     $16,657       1.13%       $18,519         0.32%     $13,017
11/30/96                     $16,891       1.83%       $18,858         0.19%     $13,041
12/31/96                     $16,836      -0.42%       $18,779         0.00%     $13,041
 1/31/97                     $16,869       0.19%       $18,815         0.32%     $13,083
 2/28/97                     $17,003       0.92%       $18,988         0.31%     $13,124
 3/31/97                     $16,784      -1.33%       $18,735         0.25%     $13,156
 4/30/97                     $16,921       0.84%       $18,893         0.12%     $13,172
 5/31/97                     $17,162       1.51%       $19,178        -0.06%     $13,164
 6/30/97                     $17,348       1.07%       $19,383         0.12%     $13,180
 7/31/97                     $17,818       2.77%       $19,920         0.12%     $13,196
 8/31/97                     $17,654      -0.94%       $19,733         0.19%     $13,221
 9/30/97                     $17,852       1.19%       $19,968         0.25%     $13,254
10/31/97                     $17,944       0.64%       $20,096         0.25%     $13,287
11/30/97                     $18,067       0.59%       $20,214        -0.06%     $13,279
12/31/97                     $18,327       1.46%       $20,509        -0.12%     $13,263
 1/31/98                     $18,451       1.03%       $20,720         0.19%     $13,288
 2/28/98                     $18,451       0.03%       $20,727         0.19%     $13,314
 3/31/98                     $18,465       0.09%       $20,745         0.19%     $13,339
 4/30/98                     $18,431      -0.45%       $20,652         0.18%     $13,363
 5/31/98                     $18,684       1.58%       $20,978         0.18%     $13,387
 6/30/98                     $18,793       0.39%       $21,060         0.12%     $13,403
 7/31/98                     $18,823       0.25%       $21,113         0.12%     $13,419
 8/31/98                     $19,063       1.55%       $21,440         0.12%     $13,435
 9/30/98                     $19,272       1.25%       $21,708         0.12%     $13,451
10/31/98                     $19,205       0.00%       $21,708         0.24%     $13,484
11/30/98                     $19,286       0.35%       $21,784         0.00%     $13,484
12/31/98                     $19,314       0.25%       $21,838        -0.06%     $13,476
 1/31/99           0.85%     $19,478       1.19%       $22,098         0.24%     $13,508
 2/28/99          -0.19%     $19,466      -0.44%       $22,001         0.12%     $13,524

Total Return                   94.66%                   120.01%                    35.24%
-----------------------------------------------------------------------------------------


CLASS A (3/1/89 - 2/29/99)
insert Plot Points

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +2.70%

3-Year                                                                    +5.24%

Since Inception (5/1/95)                                                  +6.04%


The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------------------------
Fund No. 218                         Inception 5/1/95
--------------------------------------------------------------------------------------------
Date                      Franklin Massachusetts          Lehman Brothers        CPI
                             Insured Tax-Free             Municipal Bond
                            Income Fund-Class C              Index
--------------------------------------------------------------------------------------------
  5/1/95                  $ 9,904                     $10,000                 $10,000
 5/31/95                  $10,100         3.19%       $10,319         0.20%   $10,020
 6/30/95                  $10,064        -0.87%       $10,229         0.20%   $10,040
 7/31/95                  $10,125         0.95%       $10,326         0.00%   $10,040
 8/31/95                  $10,213         1.27%       $10,458         0.26%   $10,066
 9/29/95                  $10,265         0.63%       $10,523         0.20%   $10,086
10/31/95                  $10,380         1.45%       $10,676         0.33%   $10,120
11/30/95                  $10,513         1.66%       $10,853        -0.07%   $10,112
12/29/95                  $10,611         0.96%       $10,957        -0.07%   $10,105
 1/31/96                  $10,655         0.76%       $11,041         0.59%   $10,165
 2/29/96                  $10,618        -0.68%       $10,966         0.32%   $10,198
 3/29/96                  $10,501        -1.28%       $10,825         0.52%   $10,251
 4/30/96                  $10,464        -0.28%       $10,795         0.39%   $10,291
 5/31/96                  $10,481        -0.04%       $10,791         0.19%   $10,310
 6/28/96                  $10,564         1.09%       $10,908         0.06%   $10,316
 7/31/96                  $10,647         0.91%       $11,008         0.19%   $10,336
 8/30/96                  $10,646        -0.02%       $11,005         0.19%   $10,356
 9/30/96                  $10,774         1.40%       $11,159         0.32%   $10,389
10/31/96                  $10,855         1.13%       $11,286         0.32%   $10,422
11/29/96                  $11,002         1.83%       $11,492         0.19%   $10,442
12/31/96                  $10,961        -0.42%       $11,444         0.00%   $10,442
 1/31/97                  $10,977         0.19%       $11,466         0.32%   $10,475
 2/28/97                  $11,068         0.92%       $11,571         0.31%   $10,508
 3/31/97                  $10,921        -1.33%       $11,417         0.25%   $10,534
 4/30/97                  $10,996         0.84%       $11,513         0.12%   $10,547
 5/31/97                  $11,147         1.51%       $11,687        -0.06%   $10,540
 6/30/97                  $11,272         1.07%       $11,812         0.12%   $10,553
 7/31/97                  $11,561         2.77%       $12,139         0.12%   $10,565
 8/31/97                  $11,450        -0.94%       $12,025         0.19%   $10,586
 9/30/97                  $11,582         1.19%       $12,168         0.25%   $10,612
10/31/97                  $11,635         0.64%       $12,246         0.25%   $10,639
11/30/97                  $11,709         0.59%       $12,318        -0.06%   $10,632
12/31/97                  $11,861         1.46%       $12,498        -0.12%   $10,619
 1/31/98                  $11,945         1.03%       $12,627         0.19%   $10,640
 2/28/98                  $11,939         0.03%       $12,631         0.19%   $10,660
 3/31/98                  $11,943         0.09%       $12,642         0.19%   $10,680
 4/30/98                  $11,916        -0.45%       $12,585         0.18%   $10,699
 5/31/98                  $12,072         1.58%       $12,784         0.18%   $10,719
 6/30/98                  $12,137         0.39%       $12,834         0.12%   $10,731
 7/31/98                  $12,161         0.25%       $12,866         0.12%   $10,744
 8/31/98                  $12,299         1.55%       $13,065         0.12%   $10,757
 9/30/98                  $12,427         1.25%       $13,229         0.12%   $10,770
10/31/98                  $12,389         0.00%       $13,229         0.24%   $10,796
11/30/98                  $12,424         0.35%       $13,275         0.00%   $10,796
12/31/98                  $12,447         0.25%       $13,308        -0.06%   $10,789
 1/31/99          0.79%   $12,545         1.19%       $13,466         0.24%   $10,815
 2/28/99         -0.32%   $12,520        -0.44%       $13,407         0.12%   $10,828

Total Return                25.20%                      34.07%                   8.28%
-----------------------------------------------------------------------------------------



CLASS C (5/1/95 - 2/28/99)
insert Plot Points

*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


24
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)


STATE UPDATE

[MICHIGAN STATE GRAPHIC] Perhaps no other state has benefited more than Michigan from the nation's prolonged economic expansion. Since July 1996, the state's unemployment rate has been lower than the U.S. average, in contrast to the prior 15-year period, when Michigan's rate was higher than the national average. Personal income grew 4.6% in 1997, extending a period of strong growth that began with the end of the recession in the early '90s. While the state is still dependent on the cyclical auto industry, corporate restructuring and reinvestment improved the auto companies' competitive positions, which should make them less vulnerable to economic cycles than in the past.(2)

As a result of the healthy economic environment, the state was able to improve its financial situation significantly. Spending in recent years was below revenue levels, eliminating the state's once sizable deficit and allowing Michigan to build up a large surplus. At the same time, the government went through a period of downsizing and cost reduction and control. Furthermore, these factors enabled the state to introduce substantial tax cuts.(3)

With record low unemployment, strong personal income growth, solid financial operations and an auto industry less susceptible to economic cycles, Michigan is hitting on all cylinders. Reflecting the state's healthy economy, Moody's, a national credit rating agency, rated Michigan's general obligation debt Aa1.(4)


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Fitch IBCA, November 1998.

(3.) Source: Moody's, November 1998.

(4.) This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.


                                                                              25
PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Prerefunded                                                              32.2%

Education                                                                22.2%

Hospitals                                                                18.8%

Utilities                                                                12.3%

General Obligation                                                        4.8%

Transportation                                                            3.7%

Other Revenue                                                             3.0%

Health Care                                                               1.6%

Housing                                                                   0.9%

Tax Allocation                                                            0.4%

Sales Tax Revenue                                                         0.1%


PORTFOLIO NOTES

During the year under review, municipal bonds traded at historically attractive levels, compared with the 30-year Treasury bond. At the end of the reporting period, long-term, insured municipal bonds yielded approximately 95% of the long Treasury bond. At the same time, 1998 was the second-highest year in history for municipal bond issuance nationally, with more than $280 billion in new supply. This prevented municipal bond yields from decreasing at the same rate as those of government bonds. Although municipal bonds lagged behind Treasuries during foreign investors' flight to quality from international stock market volatility in 1998, as fundamentals reverse, we expect the municipal bond market should close the gap.

The fund's total net assets increased slightly during the year under review, rising by $36 million, to $1.21 billion on February 28, 1999. In addition, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased eight cents, from $12.20 on February 28, 1998, to $12.28 on February 28, 1999. The fund's asset allocation changed slightly during the period. Prerefunded securities was the largest sector in the fund, comprising 32.2% of total long-term investments at the end of the reporting period, compared with 17.2% a year earlier. When an outstanding bond becomes prerefunded, it will be called at its first call date. In most cases, prerefunded bonds are backed by an escrow of U.S. Treasuries and thus have a substantial increase in price -- depending on their call date. Education, making up 22.2% of total long-term investments at the end of the reporting period, remained an important sector in the portfolio, as we continued to find value there.

The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect its long-term income stream. Also, by actively managing the fund's exposure to prerefunded bonds and reinvesting the proceeds in current coupons with longer call protection, we helped to protect its share value and maintain a competitive yield. Significant purchases during the period included Fenton Area Public School General Obligation, Northview Public School District General Obligation and Michigan State Hospital Finance Authority Revenue -Oakwood Obligation Group.

However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made distributions totaling 5.13 cents per share in long-term capital gains and 0.36 cents per share in short-term capital gains in June and December. Additionally, the fund may make another capital gain distribution in June 1999.


26
Going forward, the fund should perform well when compared with other fixed-income investments. However, please keep in mind that in this low interest-rate environment, the fund may have to further decrease the dividend payment, if interest rates stay at their recent, low level.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                             -------------------
MONTH                                                      CLASS A       CLASS C
-----                                                      -------       -------
March                                                      5.1 cents    4.49 cents

April                                                      5.1 cents    4.50 cents

May                                                        5.1 cents    4.50 cents

June                                                       5.1 cents    4.50 cents

July                                                       5.1 cents    4.52 cents

August                                                     5.1 cents    4.52 cents

September                                                  5.1 cents    4.52 cents

October                                                    5.1 cents    4.60 cents

November                                                   5.1 cents    4.60 cents

December                                                   5.0 cents    4.50 cents

January                                                    5.0 cents    4.50 cents

February                                                   5.0 cents    4.50 cents
                                                          ----------   -----------
TOTAL                                                     60.9 CENTS   54.25 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              27
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)


CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.08            $12.28    $12.20


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6090

Long-Term Capital Gain                         $0.0513

Short-Term Capital Gain                        $0.0036

TOTAL                                          $0.6639


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.09            $12.36   $12.27


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5425

Long-Term Capital Gain                         $0.0513

Short-Term Capital Gain                        $0.0036

TOTAL                                          $0.5974


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE


                                                                                 INCEPTION
CLASS A                                            1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                            ------    ------    -------   ---------
Cumulative Total Return(1)                         +6.23%    +33.98%   +106.98%   +192.30%

Average Annual Total Return(2)                     +1.73%     +5.11%     +7.08%     +7.68%

Distribution Rate(3)                      4.63%

Taxable Equivalent Distribution Rate(4)   8.02%

30-Day Standardized Yield(5)              3.71%

Taxable Equivalent Yield(4)               6.43%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
-------                                           ------   ------   ---------
Cumulative Total Return(1)                        +5.71%   +18.91%   +27.92%

Average Annual Total Return(2)                    +3.70%    +5.60%    +6.36%

Distribution Rate(3)                     4.15%

Taxable Equivalent Distribution Rate(4)  7.19%

30-Day Standardized Yield(5)             3.28%

Taxable Equivalent Yield(4)              5.68%


Franklin Michigan Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 5.13 cents ($0.0513) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


28

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.73%

5-Year                                                                    +5.11%

10-Year                                                                   +7.08%

Since Inception (4/3/85)                                                  +7.68%


The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0119
-------------------------------------------------------------------------------------
Date                        Franklin Michigan        Lehman Brothers         CPI
                            Insured Tax-Free         Municipal Bond
                           Income Fund-Class A            Index
-------------------------------------------------------------------------------------
  3/1/89                     $ 9,578               $10,000                   $10,000
 3/31/89                     $ 9,553      -0.24%   $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,740       2.37%   $10,212         0.65%     $10,123
 5/31/89                     $ 9,972       2.08%   $10,425         0.57%     $10,181
 6/30/89                     $10,107       1.36%   $10,567         0.24%     $10,206
 7/31/89                     $10,180       1.36%   $10,710         0.24%     $10,230
 8/31/89                     $10,118      -0.98%   $10,605         0.16%     $10,246
 9/30/89                     $10,064      -0.30%   $10,574         0.32%     $10,279
10/31/89                     $10,147       1.22%   $10,703         0.48%     $10,329
11/30/89                     $10,295       1.75%   $10,890         0.24%     $10,353
12/31/89                     $10,370       0.82%   $10,979         0.16%     $10,370
 1/31/90                     $10,287      -0.47%   $10,928         1.03%     $10,477
 2/28/90                     $10,391       0.89%   $11,025         0.47%     $10,526
 3/31/90                     $10,393       0.03%   $11,028         0.55%     $10,584
 4/30/90                     $10,300      -0.72%   $10,949         0.16%     $10,601
 5/31/90                     $10,539       2.18%   $11,187         0.23%     $10,625
 6/30/90                     $10,666       0.88%   $11,286         0.54%     $10,682
 7/31/90                     $10,822       1.48%   $11,453         0.38%     $10,723
 8/31/90                     $10,601      -1.45%   $11,287         0.92%     $10,822
 9/30/90                     $10,613       0.06%   $11,294         0.84%     $10,913
10/31/90                     $10,752       1.81%   $11,498         0.60%     $10,978
11/30/90                     $10,981       2.01%   $11,729         0.22%     $11,002
12/31/90                     $11,002       0.44%   $11,781         0.00%     $11,002
 1/31/91                     $11,174       1.34%   $11,939         0.60%     $11,068
 2/28/91                     $11,246       0.87%   $12,042         0.15%     $11,085
 3/31/91                     $11,288       0.04%   $12,047         0.15%     $11,102
 4/30/91                     $11,442       1.34%   $12,209         0.15%     $11,118
 5/31/91                     $11,515       0.89%   $12,317         0.30%     $11,152
 6/30/91                     $11,507      -0.10%   $12,305         0.29%     $11,184
 7/31/91                     $11,654       1.22%   $12,455         0.15%     $11,201
 8/31/91                     $11,738       1.32%   $12,620         0.29%     $11,233
 9/30/91                     $11,886       1.30%   $12,784         0.44%     $11,283
10/31/91                     $11,972       0.90%   $12,899         0.15%     $11,299
11/30/91                     $11,963       0.28%   $12,935         0.29%     $11,332
12/31/91                     $12,209       2.15%   $13,213         0.07%     $11,340
 1/31/92                     $12,253       0.23%   $13,243         0.15%     $11,357
 2/29/92                     $12,245       0.03%   $13,247         0.36%     $11,398
 3/31/92                     $12,279       0.04%   $13,253         0.51%     $11,456
 4/30/92                     $12,400       0.89%   $13,370         0.14%     $11,472
 5/31/92                     $12,597       1.18%   $13,528         0.14%     $11,488
 6/30/92                     $12,782       1.68%   $13,756         0.36%     $11,530
 7/31/92                     $13,242       3.00%   $14,168         0.21%     $11,554
 8/31/92                     $13,064      -0.98%   $14,029         0.28%     $11,586
 9/30/92                     $13,096       0.65%   $14,121         0.28%     $11,619
10/31/92                     $12,872      -0.98%   $13,982         0.35%     $11,659
11/30/92                     $13,173       1.79%   $14,232         0.14%     $11,676
12/31/92                     $13,341       1.02%   $14,378        -0.07%     $11,667
 1/31/93                     $13,509       1.16%   $14,544         0.49%     $11,725
 2/28/93                     $13,895       3.62%   $15,071         0.35%     $11,766
 3/31/93                     $13,859      -1.06%   $14,911         0.35%     $11,807
 4/30/93                     $13,949       1.01%   $15,062         0.28%     $11,840
 5/31/93                     $14,029       0.56%   $15,146         0.14%     $11,856
 6/30/93                     $14,260       1.67%   $15,399         0.14%     $11,873
 7/31/93                     $14,258       0.13%   $15,419         0.00%     $11,873
 8/31/93                     $14,538       2.08%   $15,740         0.28%     $11,906
 9/30/93                     $14,712       1.14%   $15,919         0.21%     $11,931
10/31/93                     $14,780       0.19%   $15,949         0.41%     $11,980
11/30/93                     $14,706      -0.88%   $15,809         0.07%     $11,989
12/31/93                     $14,954       2.11%   $16,143         0.00%     $11,989
 1/31/94                     $15,084       1.14%   $16,327         0.27%     $12,021
 2/28/94                     $14,780      -2.59%   $15,904         0.34%     $12,062
 3/31/94                     $14,306      -4.07%   $15,257         0.34%     $12,103
 4/30/94                     $14,399       0.85%   $15,386         0.14%     $12,120
 5/31/94                     $14,469       0.87%   $15,520         0.07%     $12,128
 6/30/94                     $14,415      -0.61%   $15,425         0.34%     $12,170
 7/31/94                     $14,634       1.83%   $15,708         0.27%     $12,202
 8/31/94                     $14,667       0.35%   $15,763         0.40%     $12,251
 9/30/94                     $14,502      -1.47%   $15,531         0.27%     $12,284
10/31/94                     $14,310      -1.78%   $15,255         0.07%     $12,293
11/30/94                     $14,081      -1.81%   $14,978         0.13%     $12,309
12/31/94                     $14,367       2.20%   $15,308         0.00%     $12,309
 1/31/95                     $14,694       2.86%   $15,746         0.40%     $12,358
 2/28/95                     $15,060       2.91%   $16,204         0.40%     $12,408
 3/31/95                     $15,184       1.15%   $16,390         0.33%     $12,448
 4/30/95                     $15,218       0.12%   $16,410         0.33%     $12,490
 5/31/95                     $15,577       3.19%   $16,933         0.20%     $12,515
 6/30/95                     $15,482      -0.87%   $16,786         0.20%     $12,540
 7/31/95                     $15,569       0.95%   $16,946         0.00%     $12,540
 8/31/95                     $15,710       1.27%   $17,161         0.26%     $12,572
 9/30/95                     $15,798       0.63%   $17,269         0.20%     $12,597
10/31/95                     $15,993       1.45%   $17,519         0.33%     $12,639
11/30/95                     $16,229       1.66%   $17,810        -0.07%     $12,630
12/31/95                     $16,359       0.96%   $17,981        -0.07%     $12,621
 1/31/96                     $16,463       0.76%   $18,118         0.59%     $12,696
 2/29/96                     $16,391      -0.68%   $17,995         0.32%     $12,736
 3/31/96                     $16,208      -1.28%   $17,764         0.52%     $12,803
 4/30/96                     $16,187      -0.28%   $17,714         0.39%     $12,852
 5/31/96                     $16,180      -0.04%   $17,707         0.19%     $12,877
 6/30/96                     $16,353       1.09%   $17,900         0.06%     $12,885
 7/31/96                     $16,484       0.91%   $18,063         0.19%     $12,909
 8/31/96                     $16,476      -0.02%   $18,060         0.19%     $12,934
 9/30/96                     $16,693       1.40%   $18,313         0.32%     $12,975
10/31/96                     $16,840       1.13%   $18,519         0.32%     $13,017
11/30/96                     $17,115       1.83%   $18,858         0.19%     $13,041
12/31/96                     $17,051      -0.42%   $18,779         0.00%     $13,041
 1/31/97                     $17,058       0.19%   $18,815         0.32%     $13,083
 2/28/97                     $17,193       0.92%   $18,988         0.31%     $13,124
 3/31/97                     $16,985      -1.33%   $18,735         0.25%     $13,156
 4/30/97                     $17,108       0.84%   $18,893         0.12%     $13,172
 5/31/97                     $17,332       1.51%   $19,178        -0.06%     $13,164
 6/30/97                     $17,482       1.07%   $19,383         0.12%     $13,180
 7/31/97                     $17,913       2.77%   $19,920         0.12%     $13,196
 8/31/97                     $17,742      -0.94%   $19,733         0.19%     $13,221
 9/30/97                     $17,925       1.19%   $19,968         0.25%     $13,254
10/31/97                     $18,036       0.64%   $20,096         0.25%     $13,287
11/30/97                     $18,146       0.59%   $20,214        -0.06%     $13,279
12/31/97                     $18,448       1.46%   $20,509        -0.12%     $13,263
 1/31/98                     $18,602       1.03%   $20,720         0.19%     $13,288
 2/28/98                     $18,636       0.03%   $20,727         0.19%     $13,314
 3/31/98                     $18,637       0.09%   $20,745         0.19%     $13,339
 4/30/98                     $18,608      -0.45%   $20,652         0.18%     $13,363
 5/31/98                     $18,872       1.58%   $20,978         0.18%     $13,387
 6/30/98                     $19,001       0.39%   $21,060         0.12%     $13,403
 7/31/98                     $19,049       0.25%   $21,113         0.12%     $13,419
 8/31/98                     $19,286       1.55%   $21,440         0.12%     $13,435
 9/30/98                     $19,523       1.25%   $21,708         0.12%     $13,451
10/31/98                     $19,524       0.00%   $21,708         0.24%     $13,484
11/30/98                     $19,605       0.35%   $21,784         0.00%     $13,484
12/31/98                     $19,641       0.25%   $21,838        -0.06%     $13,476
 1/31/99           0.90%     $19,818       1.19%   $22,098         0.24%     $13,508
 2/28/99          -0.09%     $19,824      -0.44%   $22,001         0.12%     $13,524

Total Return                  98.24%                 120.01%                  35.24%
-------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.70%

3-Year                                                                    +5.60%

Since Inception (5/1/95)                                                  +6.36%


The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------
Fund No. 219                         Inception 5/1/95
-----------------------------------------------------------------------------------------
Date                        Franklin Michigan            Lehman Brothers         CPI
                            Insured Tax-Free             Municipal Bond
                           Income Fund-Class C                Index
-----------------------------------------------------------------------------------------
  5/1/95                   $ 9,899                     $10,000                 $10,000
 5/31/95                   $10,141         3.19%       $10,319         0.20%   $10,020
 6/30/95                   $10,082        -0.87%       $10,229         0.20%   $10,040
 7/31/95                   $10,134         0.95%       $10,326         0.00%   $10,040
 8/31/95                   $10,220         1.27%       $10,458         0.26%   $10,066
 9/29/95                   $10,281         0.63%       $10,523         0.20%   $10,086
10/31/95                   $10,402         1.45%       $10,676         0.33%   $10,120
11/30/95                   $10,549         1.66%       $10,853        -0.07%   $10,112
12/29/95                   $10,629         0.96%       $10,957        -0.07%   $10,105
 1/31/96                   $10,690         0.76%       $11,041         0.59%   $10,165
 2/29/96                   $10,639        -0.68%       $10,966         0.32%   $10,198
 3/29/96                   $10,513        -1.28%       $10,825         0.52%   $10,251
 4/30/96                   $10,495        -0.28%       $10,795         0.39%   $10,291
 5/31/96                   $10,494        -0.04%       $10,791         0.19%   $10,310
 6/28/96                   $10,591         1.09%       $10,908         0.06%   $10,316
 7/31/96                   $10,671         0.91%       $11,008         0.19%   $10,336
 8/30/96                   $10,670        -0.02%       $11,005         0.19%   $10,356
 9/30/96                   $10,805         1.40%       $11,159         0.32%   $10,389
10/31/96                   $10,895         1.13%       $11,286         0.32%   $10,422
11/29/96                   $11,066         1.83%       $11,492         0.19%   $10,442
12/31/96                   $11,020        -0.42%       $11,444         0.00%   $10,442
 1/31/97                   $11,019         0.19%       $11,466         0.32%   $10,475
 2/28/97                   $11,109         0.92%       $11,571         0.31%   $10,508
 3/31/97                   $10,960        -1.33%       $11,417         0.25%   $10,534
 4/30/97                   $11,034         0.84%       $11,513         0.12%   $10,547
 5/31/97                   $11,173         1.51%       $11,687        -0.06%   $10,540
 6/30/97                   $11,273         1.07%       $11,812         0.12%   $10,553
 7/31/97                   $11,544         2.77%       $12,139         0.12%   $10,565
 8/31/97                   $11,420        -0.94%       $12,025         0.19%   $10,586
 9/30/97                   $11,541         1.19%       $12,168         0.25%   $10,612
10/31/97                   $11,596         0.64%       $12,246         0.25%   $10,639
11/30/97                   $11,671         0.59%       $12,318        -0.06%   $10,632
12/31/97                   $11,858         1.46%       $12,498        -0.12%   $10,619
 1/31/98                   $11,951         1.03%       $12,627         0.19%   $10,640
 2/28/98                   $11,966         0.03%       $12,631         0.19%   $10,660
 3/31/98                   $11,961         0.09%       $12,642         0.19%   $10,680
 4/30/98                   $11,936        -0.45%       $12,585         0.18%   $10,699
 5/31/98                   $12,099         1.58%       $12,784         0.18%   $10,719
 6/30/98                   $12,185         0.39%       $12,834         0.12%   $10,731
 7/31/98                   $12,210         0.25%       $12,866         0.12%   $10,744
 8/31/98                   $12,355         1.55%       $13,065         0.12%   $10,757
 9/30/98                   $12,500         1.25%       $13,229         0.12%   $10,770
10/31/98                   $12,496         0.00%       $13,229         0.24%   $10,796
11/30/98                   $12,542         0.35%       $13,275         0.00%   $10,796
12/31/98                   $12,560         0.25%       $13,308        -0.06%   $10,789
 1/31/99           0.85%   $12,667         1.19%       $13,466         0.24%   $10,815
 2/28/99          -0.13%   $12,663        -0.44%       $13,407         0.12%   $10,828

Total Return                 26.63%                      34.07%                   8.28%
-----------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              29
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)


STATE UPDATE

[MINNESOTA STATE GRAPHIC] With perhaps the most balanced economy in the U.S., conservative stewardship of fiscal policy and a vigorous growth trend, Minnesota walked away from 1998 with a clean bill of health. Beyond solid and soaring fundamentals, including an unemployment rate less than half the national average, during the year under review, the state maintained the highest possible credit ratings with an increased revenue stream and continued control over current and future spending initiatives. Unaudited revenues for fiscal 1998 increased $400 million over 1997, with individual income taxes spawning 87% of the increase.(2) Synergies between the services, trade and manufacturing sectors offered resilience in the event of a major economic downturn. Independent of positive forecasts for a surplus in fiscal 1999, the state just received the first of many multi-million dollar annual installments as a result of the historic $6.1 billion tobacco settlement, which is payable over 25 years. Tobacco companies promised to provide $1.7 billion in funds during the next five years.(3)

As a result of the November elections, "tripartisan" may become the operative word as the governorship, Senate and House each fall under the control of a different political party. With $1.4 billion in reserves and another projected surplus, the first item on the agenda requiring cooperation may be a coordinated tax relief plan.(4) However, the new political forces will not have to worry about a new debt structure. Touted as one of the more simplistic, yet effective, debt management policies in the


(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2) Source: Moody's Investors Service, Municipal Credit Research, October 23, 1998.

(3) Source: Moody's Investors Service, Municipal Credit Research, May 26, 1998.

(4) Standard & Poor's CreditWeek Municipal, January 18, 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.


30
nation, almost all debt issued by Minnesota falls under general obligation (GO), 70% of which is scheduled to retire in the next 10 years. The Debt Management Policy, which restricts GO debt to 2.5% of personal income and limits total debt to 5.0%, underscores the state's commitment to responsible borrowing practices.

The "stable" outlook and Aaa rating assigned Minnesota by Moody's, a national credit rating agency, is as much the result of excellent management from the government's highest levels as it is a product of a booming, diverse economy that has hit its stride.(5)


PORTFOLIO NOTES

Issuers continued to redeem higher interest-rate bonds during the one-year review period, albeit at a slower pace than last year. Seeking to extend the portfolio's long-term, income-earning potential, we sold a percentage of these prerefunded bonds and reinvested the proceeds in bonds offering longer call protection. At the end of the reporting period, prerefunded bonds made up 6.5% of the fund's total long-term investments, down from 15.5% on February 28, 1998. Selling prerefunded securities is consistent with our fiscally responsible strategy of managing the fund to maximize tax-free income and maintain a stable share value. To further increase stability, we do not use derivatives or attempt to forecast where interest rates are heading.

Franklin Minnesota Insured Tax-Free Income Fund's total net assets grew 6% during the 12 months under review, reaching approximately $536.1 million on February 28, 1999, compared with $505.4 million a year earlier. We invested new money as well as proceeds from sold securities in a wide range of industries to maintain the fund's broad sector diversification. At the end of the period, the hospital sector had the fund's heaviest weighting, comprising 17.8% of the fund's total long-term investments, compared with 16.4% on February 28, 1998. We also found value in the education sector, which increased from 13.1% to17.5% of the fund's total long-term investments during the same period. Purchases included Minneapolis/St. Paul Metropolitan Airport Commission Airport Revenue; Buffalo GO - Independent School District and Minneapolis Multifamily Revenue - Riverside Plaza.


PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Hospitals                                                                17.8%

Education                                                                17.5%

Housing                                                                  16.3%

Utilities                                                                12.5%

Transportation                                                           10.0%

Health Care                                                               7.0%

Prerefunded                                                               6.5%

General Obligation                                                        5.3%

Other Revenue                                                             3.3%

Certificates
of Participation                                                          2.2%

Tax Allocation                                                            1.4%

Sales Tax                                                                 0.2%


(5) This does not indicate Moody's rating of the fund.


                                                                              31
The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds. However, the fund's substantial new investments in the current, historically low interest-rate environment increased pressure on the dividend payment. If interest rates stay in the same range, it is likely that there will be further dividend payment cuts in the next reporting period. In addition, it may be difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
                                                          ----------   -----------
March                                                      5.2 cents    4.61 cents

April                                                      5.2 cents    4.69 cents

May                                                        5.2 cents    4.69 cents

June                                                       5.2 cents    4.69 cents

July                                                       5.2 cents    4.62 cents

August                                                     5.2 cents    4.62 cents

September                                                  5.2 cents    4.62 cents

October                                                    5.2 cents    4.61 cents

November                                                   5.2 cents    4.61 cents

December                                                   5.0 cents    4.41 cents

January                                                    5.0 cents    4.41 cents

February                                                   5.0 cents    4.41 cents

TOTAL                                                     61.8 CENTS   54.99 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


32
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)


CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.02            $12.14   $12.16


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6180

Long-Term Capital Gain                         $0.0206

TOTAL                                          $0.6386


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.02           $12.19     $12.21


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5499

Long-Term Capital Gain                         $0.0206

TOTAL                                          $0.5705


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                  INCEPTION
CLASS A                                             1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                             ------    ------    -------   ---------
Cumulative Total Return(1)                          +5.18%    +30.60%   +98.04%    +187.60%

Average Annual Total Return(2)                      +0.71%     +4.57%    +6.61%      +7.56%

Distribution Rate(3)                       4.73%

Taxable Equivalent Distribution Rate(4)    8.56%

30-Day Standardized Yield(5)               3.83%

Taxable Equivalent Yield(4)                6.93%

                                                                        INCEPTION
CLASS C                                              1-YEAR    3-YEAR    (5/1/95)
-------                                              ------    ------   ---------
Cumulative Total Return(1)                           +4.58%    +16.39%   +24.16%

Average Annual Total Return(2)                       +2.57%     +4.85%    +5.53%

Distribution Rate(3)                      4.31%

Taxable Equivalent Distribution Rate(4)   7.80%

30-Day Standardized Yield(5)              3.41%

Taxable Equivalent Yield(4)               6.17%

Franklin Minnesota Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 2.06 cents ($0.0206) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              33
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +0.71%

5-Year                                                                    +4.57%

10-Year                                                                   +6.61%

Since Inception (4/3/85)                                                  +7.56%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

---------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0120
---------------------------------------------------------------------------------------
Date                       Franklin Minnesota          Lehman Brothers         CPI
                            Insured Tax-Free           Municipal Bond
                           Income Fund-Class A              Index
---------------------------------------------------------------------------------------
  3/1/89                     $ 9,574                 $10,000                   $10,000
 3/31/89                     $ 9,562      -0.24%     $9,976          0.58%     $10,058
 4/30/89                     $ 9,765       2.37%     $10,212         0.65%     $10,123
 5/31/89                     $ 9,969       2.08%     $10,425         0.57%     $10,181
 6/30/89                     $10,104       1.36%     $10,567         0.24%     $10,206
 7/31/89                     $10,179       1.36%     $10,710         0.24%     $10,230
 8/31/89                     $10,123      -0.98%     $10,605         0.16%     $10,246
 9/30/89                     $10,075      -0.30%     $10,574         0.32%     $10,279
10/31/89                     $10,160       1.22%     $10,703         0.48%     $10,329
11/30/89                     $10,300       1.75%     $10,890         0.24%     $10,353
12/31/89                     $10,377       0.82%     $10,979         0.16%     $10,370
 1/31/90                     $10,301      -0.47%     $10,928         1.03%     $10,477
 2/28/90                     $10,406       0.89%     $11,025         0.47%     $10,526
 3/31/90                     $10,412       0.03%     $11,028         0.55%     $10,584
 4/30/90                     $10,362      -0.72%     $10,949         0.16%     $10,601
 5/31/90                     $10,580       2.18%     $11,187         0.23%     $10,625
 6/30/90                     $10,688       0.88%     $11,286         0.54%     $10,682
 7/31/90                     $10,834       1.48%     $11,453         0.38%     $10,723
 8/31/90                     $10,642      -1.45%     $11,287         0.92%     $10,822
 9/30/90                     $10,619       0.06%     $11,294         0.84%     $10,913
10/31/90                     $10,768       1.81%     $11,498         0.60%     $10,978
11/30/90                     $10,975       2.01%     $11,729         0.22%     $11,002
12/31/90                     $10,981       0.44%     $11,781         0.00%     $11,002
 1/31/91                     $11,142       1.34%     $11,939         0.60%     $11,068
 2/28/91                     $11,196       0.87%     $12,042         0.15%     $11,085
 3/31/91                     $11,241       0.04%     $12,047         0.15%     $11,102
 4/30/91                     $11,405       1.34%     $12,209         0.15%     $11,118
 5/31/91                     $11,490       0.89%     $12,317         0.30%     $11,152
 6/30/91                     $11,483      -0.10%     $12,305         0.29%     $11,184
 7/31/91                     $11,637       1.22%     $12,455         0.15%     $11,201
 8/31/91                     $11,710       1.32%     $12,620         0.29%     $11,233
 9/30/91                     $11,866       1.30%     $12,784         0.44%     $11,283
10/31/91                     $11,950       0.90%     $12,899         0.15%     $11,299
11/30/91                     $11,943       0.28%     $12,935         0.29%     $11,332
12/31/91                     $12,173       2.15%     $13,213         0.07%     $11,340
 1/31/92                     $12,217       0.23%     $13,243         0.15%     $11,357
 2/29/92                     $12,210       0.03%     $13,247         0.36%     $11,398
 3/31/92                     $12,265       0.04%     $13,253         0.51%     $11,456
 4/30/92                     $12,363       0.89%     $13,370         0.14%     $11,472
 5/31/92                     $12,545       1.18%     $13,528         0.14%     $11,488
 6/30/92                     $12,706       1.68%     $13,756         0.36%     $11,530
 7/31/92                     $13,135       3.00%     $14,168         0.21%     $11,554
 8/31/92                     $12,942      -0.98%     $14,029         0.28%     $11,586
 9/30/92                     $12,943       0.65%     $14,121         0.28%     $11,619
10/31/92                     $12,716      -0.98%     $13,982         0.35%     $11,659
11/30/92                     $13,023       1.79%     $14,232         0.14%     $11,676
12/31/92                     $13,199       1.02%     $14,378        -0.07%     $11,667
 1/31/93                     $13,366       1.16%     $14,544         0.49%     $11,725
 2/28/93                     $13,732       3.62%     $15,071         0.35%     $11,766
 3/31/93                     $13,700      -1.06%     $14,911         0.35%     $11,807
 4/30/93                     $13,801       1.01%     $15,062         0.28%     $11,840
 5/31/93                     $13,866       0.56%     $15,146         0.14%     $11,856
 6/30/93                     $14,079       1.67%     $15,399         0.14%     $11,873
 7/31/93                     $14,088       0.13%     $15,419         0.00%     $11,873
 8/31/93                     $14,325       2.08%     $15,740         0.28%     $11,906
 9/30/93                     $14,471       1.14%     $15,919         0.21%     $11,931
10/31/93                     $14,514       0.19%     $15,949         0.41%     $11,980
11/30/93                     $14,443      -0.88%     $15,809         0.07%     $11,989
12/31/93                     $14,649       2.11%     $16,143         0.00%     $11,989
 1/31/94                     $14,776       1.14%     $16,327         0.27%     $12,021
 2/28/94                     $14,503      -2.59%     $15,904         0.34%     $12,062
 3/31/94                     $14,088      -4.07%     $15,257         0.34%     $12,103
 4/30/94                     $14,133       0.85%     $15,386         0.14%     $12,120
 5/31/94                     $14,238       0.87%     $15,520         0.07%     $12,128
 6/30/94                     $14,192      -0.61%     $15,425         0.34%     $12,170
 7/31/94                     $14,393       1.83%     $15,708         0.27%     $12,202
 8/31/94                     $14,439       0.35%     $15,763         0.40%     $12,251
 9/30/94                     $14,289      -1.47%     $15,531         0.27%     $12,284
10/31/94                     $14,088      -1.78%     $15,255         0.07%     $12,293
11/30/94                     $13,852      -1.81%     $14,978         0.13%     $12,309
12/31/94                     $14,130       2.20%     $15,308         0.00%     $12,309
 1/31/95                     $14,471       2.86%     $15,746         0.40%     $12,358
 2/28/95                     $14,814       2.91%     $16,204         0.40%     $12,408
 3/31/95                     $14,934       1.15%     $16,390         0.33%     $12,448
 4/30/95                     $14,966       0.12%     $16,410         0.33%     $12,490
 5/31/95                     $15,276       3.19%     $16,933         0.20%     $12,515
 6/30/95                     $15,195      -0.87%     $16,786         0.20%     $12,540
 7/31/95                     $15,278       0.95%     $16,946         0.00%     $12,540
 8/31/95                     $15,415       1.27%     $17,161         0.26%     $12,572
 9/30/95                     $15,512       0.63%     $17,269         0.20%     $12,597
10/31/95                     $15,687       1.45%     $17,519         0.33%     $12,639
11/30/95                     $15,876       1.66%     $17,810        -0.07%     $12,630
12/31/95                     $16,014       0.96%     $17,981        -0.07%     $12,621
 1/31/96                     $16,088       0.76%     $18,118         0.59%     $12,696
 2/29/96                     $16,003      -0.68%     $17,995         0.32%     $12,736
 3/31/96                     $15,827      -1.28%     $17,764         0.52%     $12,803
 4/30/96                     $15,795      -0.28%     $17,714         0.39%     $12,852
 5/31/96                     $15,802      -0.04%     $17,707         0.19%     $12,877
 6/30/96                     $15,958       1.09%     $17,900         0.06%     $12,885
 7/31/96                     $16,087       0.91%     $18,063         0.19%     $12,909
 8/31/96                     $16,067      -0.02%     $18,060         0.19%     $12,934
 9/30/96                     $16,263       1.40%     $18,313         0.32%     $12,975
10/31/96                     $16,405       1.13%     $18,519         0.32%     $13,017
11/30/96                     $16,616       1.83%     $18,858         0.19%     $13,041
12/31/96                     $16,567      -0.42%     $18,779         0.00%     $13,041
 1/31/97                     $16,600       0.19%     $18,815         0.32%     $13,083
 2/28/97                     $16,730       0.92%     $18,988         0.31%     $13,124
 3/31/97                     $16,568      -1.33%     $18,735         0.25%     $13,156
 4/30/97                     $16,686       0.84%     $18,893         0.12%     $13,172
 5/31/97                     $16,874       1.51%     $19,178        -0.06%     $13,164
 6/30/97                     $17,021       1.07%     $19,383         0.12%     $13,180
 7/31/97                     $17,410       2.77%     $19,920         0.12%     $13,196
 8/31/97                     $17,301      -0.94%     $19,733         0.19%     $13,221
 9/30/97                     $17,463       1.19%     $19,968         0.25%     $13,254
10/31/97                     $17,554       0.64%     $20,096         0.25%     $13,287
11/30/97                     $17,659       0.59%     $20,214        -0.06%     $13,279
12/31/97                     $17,847       1.46%     $20,509        -0.12%     $13,263
 1/31/98                     $17,983       1.03%     $20,720         0.19%     $13,288
 2/28/98                     $18,002       0.03%     $20,727         0.19%     $13,314
 3/31/98                     $18,035       0.09%     $20,745         0.19%     $13,339
 4/30/98                     $18,008      -0.45%     $20,652         0.18%     $13,363
 5/31/98                     $18,235       1.58%     $20,978         0.18%     $13,387
 6/30/98                     $18,317       0.39%     $21,060         0.12%     $13,403
 7/31/98                     $18,350       0.25%     $21,113         0.12%     $13,419
 8/31/98                     $18,550       1.55%     $21,440         0.12%     $13,435
 9/30/98                     $18,721       1.25%     $21,708         0.12%     $13,451
10/31/98                     $18,769       0.00%     $21,708         0.24%     $13,484
11/30/98                     $18,834       0.35%     $21,784         0.00%     $13,484
12/31/98                     $18,861       0.25%     $21,838        -0.06%     $13,476
 1/31/99           0.74%     $19,001       1.19%     $22,098         0.24%     $13,508
 2/28/99          -0.34%     $18,961      -0.44%     $22,001         0.12%     $13,524

Total Return                   89.61%                 120.01%                    35.24%
---------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +2.57%

3-Year                                                                    +4.85%

Since Inception (5/1/95)                                                  +5.53%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No. 220                         Inception 5/1/95
-------------------------------------------------------------------------------------
Date                       Franklin Minnesota        Lehman Brothers         CPI
                            Insured Tax-Free         Municipal Bond
                           Income Fund-Class C            Index
-------------------------------------------------------------------------------------
  5/1/95                   $ 9,900                 $10,000                 $10,000
 5/31/95                   $10,105         3.19%   $10,319         0.20%   $10,020
 6/30/95                   $10,046        -0.87%   $10,229         0.20%   $10,040
 7/31/95                   $10,097         0.95%   $10,326         0.00%   $10,040
 8/31/95                   $10,190         1.27%   $10,458         0.26%   $10,066
 9/29/95                   $10,240         0.63%   $10,523         0.20%   $10,086
10/31/95                   $10,351         1.45%   $10,676         0.33%   $10,120
11/30/95                   $10,479         1.66%   $10,853        -0.07%   $10,112
12/29/95                   $10,565         0.96%   $10,957        -0.07%   $10,105
 1/31/96                   $10,608         0.76%   $11,041         0.59%   $10,165
 2/29/96                   $10,547        -0.68%   $10,966         0.32%   $10,198
 3/29/96                   $10,426        -1.28%   $10,825         0.52%   $10,251
 4/30/96                   $10,399        -0.28%   $10,795         0.39%   $10,291
 5/31/96                   $10,408        -0.04%   $10,791         0.19%   $10,310
 6/28/96                   $10,496         1.09%   $10,908         0.06%   $10,316
 7/31/96                   $10,576         0.91%   $11,008         0.19%   $10,336
 8/30/96                   $10,567        -0.02%   $11,005         0.19%   $10,356
 9/30/96                   $10,682         1.40%   $11,159         0.32%   $10,389
10/31/96                   $10,770         1.13%   $11,286         0.32%   $10,422
11/29/96                   $10,904         1.83%   $11,492         0.19%   $10,442
12/31/96                   $10,867        -0.42%   $11,444         0.00%   $10,442
 1/31/97                   $10,882         0.19%   $11,466         0.32%   $10,475
 2/28/97                   $10,969         0.92%   $11,571         0.31%   $10,508
 3/31/97                   $10,855        -1.33%   $11,417         0.25%   $10,534
 4/30/97                   $10,927         0.84%   $11,513         0.12%   $10,547
 5/31/97                   $11,045         1.51%   $11,687        -0.06%   $10,540
 6/30/97                   $11,145         1.07%   $11,812         0.12%   $10,553
 7/31/97                   $11,383         2.77%   $12,139         0.12%   $10,565
 8/31/97                   $11,306        -0.94%   $12,025         0.19%   $10,586
 9/30/97                   $11,406         1.19%   $12,168         0.25%   $10,612
10/31/97                   $11,460         0.64%   $12,246         0.25%   $10,639
11/30/97                   $11,523         0.59%   $12,318        -0.06%   $10,632
12/31/97                   $11,650         1.46%   $12,498        -0.12%   $10,619
 1/31/98                   $11,733         1.03%   $12,627         0.19%   $10,640
 2/28/98                   $11,739         0.03%   $12,631         0.19%   $10,660
 3/31/98                   $11,755         0.09%   $12,642         0.19%   $10,680
 4/30/98                   $11,732        -0.45%   $12,585         0.18%   $10,699
 5/31/98                   $11,875         1.58%   $12,784         0.18%   $10,719
 6/30/98                   $11,923         0.39%   $12,834         0.12%   $10,731
 7/31/98                   $11,939         0.25%   $12,866         0.12%   $10,744
 8/31/98                   $12,063         1.55%   $13,065         0.12%   $10,757
 9/30/98                   $12,167         1.25%   $13,229         0.12%   $10,770
10/31/98                   $12,193         0.00%   $13,229         0.24%   $10,796
11/30/98                   $12,229         0.35%   $13,275         0.00%   $10,796
12/31/98                   $12,251         0.25%   $13,308        -0.06%   $10,789
 1/31/99           0.69%   $12,336         1.19%   $13,466         0.24%   $10,815
 2/28/99          -0.46%   $12,292        -0.44%   $13,407         0.12%   $10,828

Total Return                 22.92%                  34.07%                   8.28%
-------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


34
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)


STATE UPDATE

[OHIO STATE GRAPHIC] During the year under review, Ohio maintained remarkable strength, bolstered by fiscal prudence and an ever more-diversified economy. Unemployment drifted lower and remained slightly below the national average, while the bustling economy, once dominated by the manufacturing sector, blossomed in the services and trade sectors. With more than 20% of exports destined for Asia, the export sector suffered, but only slightly. Although manufacturing still accounted for a disproportionately high percentage of total state output, the state broadened its exposure beyond the cyclical auto and steel sectors, reducing the manufacturing sector's vulnerabilities. Growth as a whole slowed somewhat, but this could have been predicted given the already fully tapped employment levels. In short, Ohio continued to maintain a solid growth trend despite low but increasing wage pressures exacerbated by tight labor market conditions.

In addition to the buoyant economy, the state's balance sheet exceeded expectations. As with the previous seven years, Ohio witnessed yet one more of higher-than-anticipated revenues combined with expenses below estimates. Ohio added $44 million to its already hefty "rainy day" reserve fund, bringing the total to an impressive $907 million.(2) State reserves have now surpassed those of pre-recession levels in the early '90s, leaving Ohio well-positioned to defend itself should the economy take a downturn. An additional $701 million, earmarked to fund an income tax reduction



(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Moody's Investors Service, Municipal Credit Research, January 29, 1999.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 83 of this report.


                                                                              35
initiative, and another $200 million designated for the public school system, should help further stimulate the economic base. The state also maintained manageable debt levels for fiscal 1998, with 75% of total state debt on a rapid, 10-year retirement schedule.(3)

With low debt levels, reserves approaching the $1 billion mark and judicious yet generous fiscal policies, Ohio enjoys a well-deserved Aa1 rating of "stable outlook" on general obligation bonds by Moody's, a national credit rating agency.(4)


PORTFOLIO NOTES

Franklin Ohio Insured Tax-Free Income Fund's total net assets increased by approximately $50 million for the 12 months under review, to $818.9 million on February 28, 1999. This was due to new money coming into the fund as well as appreciation of the fund's existing bonds' values. The fund's Class A share price, as measured by net asset value, increased four cents, from $12.45 on February 28, 1998, to $12.49 on February 28, 1999.

The fund's asset allocation changed little during the reporting period, as we sought to maintain broad sector diversification. Utilities remained the fund's largest sector, comprising 27.3% of total long-term investments at the end of the reporting period, followed by education, 19.9%, and prerefunded bonds, at 15.6%. Purchases during the period included Cleveland Waterworks Revenue; Pickerington Local School District General Obligation and Hamilton Hospital Facilities Revenue - Children's Hospital Medical Center.

Our treatment of prerefunded bonds remained the same. We generally sell prerefunded bonds as they approach five years to their call date and use the sale proceeds to purchase current coupon bonds, at a slight discount, that offer call protection of approximately 10 years. Such bonds should perform well through various market cycles. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made long-term capital gain distributions totaling 2.99 cents during the one-year period and may make another capital gain distribution in June 1999. The fund will continue its strategy of selling prerefunded bonds to decrease call exposure.


PORTFOLIO BREAKDOWN
Franklin Ohio Insured Tax-Free Income Fund
2/28/99

                                                                     % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
------                                                               -----------
Utilities                                                                27.3%

Education                                                                19.9%

Prerefunded                                                              15.6%

Hospitals                                                                11.6%

General Obligation                                                       10.8%

Housing                                                                   4.4%

Transportation                                                            3.5%

Industrial                                                                3.4%

Certificates
of Participation                                                          2.8%

Other Revenue                                                             0.7%


(3.) Source: Standard & Poor's CreditWeek Municipal, January 25, 1999.

(4.) This does not indicate Moody's rating of the fund.


36
Going forward, the fund should continue to do well. However, the low interest-rate environment will put some pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns, so the fund's dividend distributions may decrease in the future if interest rates stay at recent levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and share value stability. We believe the fund should rank favorably when compared with other fixed-income investment alternatives.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
                                                          ----------   -----------
March                                                      5.3 cents    4.70 cents

April                                                      5.3 cents    4.73 cents

May                                                        5.3 cents    4.73 cents

June                                                       5.1 cents    4.53 cents

July                                                       5.1 cents    4.51 cents

August                                                     5.1 cents    4.51 cents

September                                                  5.1 cents    4.51 cents

October                                                    5.1 cents    4.50 cents

November                                                   5.1 cents    4.50 cents

December                                                   5.1 cents    4.50 cents

January                                                    5.1 cents    4.50 cents

February                                                   5.1 cents    4.50 cents
                                                          ----------   -----------
TOTAL                                                     61.8 CENTS   54.72 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              37
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.04            $12.49    $12.45


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6180

Long-Term Capital Gain                         $0.0299

TOTAL                                          $0.6479

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.05            $12.56   $12.51


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5472

Long-Term Capital Gain                         $0.0299

TOTAL                                          $0.5771

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE


                                                                                   INCEPTION
CLASS A                                           1-YEAR     5-YEAR     10-YEAR     (4/3/85)
-------                                           ------     ------     -------    ---------
Cumulative Total Return(1)                        +5.63%    +33.19%     +106.05%    +191.88%

Average Annual Total Return(2)                    +1.17%     +4.98%       +7.03%      +7.67%

Distribution Rate(3)                     4.69%

Taxable Equivalent Distribution Rate(4)  8.33%

30-Day Standardized Yield(5)             3.84%

Taxable Equivalent Yield(4)              6.82%

                                                                        INCEPTION
CLASS C                                             1-YEAR     3-YEAR    (5/1/95)
-------                                             ------     ------   ---------
Cumulative Total Return(1)                          +5.10%   +18.58%     +27.39%

Average Annual Total Return(2)                      +3.03%    +5.50%      +6.25%

Distribution Rate(3)                       4.26%

Taxable Equivalent Distribution Rate(4)    7.57%

30-Day Standardized Yield(5)               3.42%

Taxable Equivalent Yield(4)                6.08%

Franklin Ohio Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 2.99 cents ($0.0299) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Ohio state personal income tax bracket of 43.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


38
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.17%

5-Year                                                                    +4.98%

10-Year                                                                   +7.03%

Since Inception (4/3/85)                                                  +7.67%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


-------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0122
-------------------------------------------------------------------------------------
Date                      Franklin Ohio Insured      Lehman Brothers         CPI
                             Tax-Free Income         Municipal Bond
                              Fund-Class A                Index
-------------------------------------------------------------------------------------
  3/1/89                     $ 9,574               $10,000                   $10,000
 3/31/89                     $ 9,549      -0.24%   $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,734       2.37%   $10,212         0.65%     $10,123
 5/31/89                     $ 9,955       2.08%   $10,425         0.57%     $10,181
 6/30/89                     $10,089       1.36%   $10,567         0.24%     $10,206
 7/31/89                     $10,162       1.36%   $10,710         0.24%     $10,230
 8/31/89                     $10,101      -0.98%   $10,605         0.16%     $10,246
 9/30/89                     $10,058      -0.30%   $10,574         0.32%     $10,279
10/31/89                     $10,132       1.22%   $10,703         0.48%     $10,329
11/30/89                     $10,271       1.75%   $10,890         0.24%     $10,353
12/31/89                     $10,345       0.82%   $10,979         0.16%     $10,370
 1/31/90                     $10,255      -0.47%   $10,928         1.03%     $10,477
 2/28/90                     $10,368       0.89%   $11,025         0.47%     $10,526
 3/31/90                     $10,370       0.03%   $11,028         0.55%     $10,584
 4/30/90                     $10,297      -0.72%   $10,949         0.16%     $10,601
 5/31/90                     $10,533       2.18%   $11,187         0.23%     $10,625
 6/30/90                     $10,651       0.88%   $11,286         0.54%     $10,682
 7/31/90                     $10,826       1.48%   $11,453         0.38%     $10,723
 8/31/90                     $10,638      -1.45%   $11,287         0.92%     $10,822
 9/30/90                     $10,661       0.06%   $11,294         0.84%     $10,913
10/31/90                     $10,801       1.81%   $11,498         0.60%     $10,978
11/30/90                     $10,990       2.01%   $11,729         0.22%     $11,002
12/31/90                     $11,033       0.44%   $11,781         0.00%     $11,002
 1/31/91                     $11,214       1.34%   $11,939         0.60%     $11,068
 2/28/91                     $11,257       0.87%   $12,042         0.15%     $11,085
 3/31/91                     $11,291       0.04%   $12,047         0.15%     $11,102
 4/30/91                     $11,455       1.34%   $12,209         0.15%     $11,118
 5/31/91                     $11,529       0.89%   $12,317         0.30%     $11,152
 6/30/91                     $11,524      -0.10%   $12,305         0.29%     $11,184
 7/31/91                     $11,681       1.22%   $12,455         0.15%     $11,201
 8/31/91                     $11,767       1.32%   $12,620         0.29%     $11,233
 9/30/91                     $11,925       1.30%   $12,784         0.44%     $11,283
10/31/91                     $12,012       0.90%   $12,899         0.15%     $11,299
11/30/91                     $12,006       0.28%   $12,935         0.29%     $11,332
12/31/91                     $12,240       2.15%   $13,213         0.07%     $11,340
 1/31/92                     $12,286       0.23%   $13,243         0.15%     $11,357
 2/29/92                     $12,266       0.03%   $13,247         0.36%     $11,398
 3/31/92                     $12,299       0.04%   $13,253         0.51%     $11,456
 4/30/92                     $12,418       0.89%   $13,370         0.14%     $11,472
 5/31/92                     $12,590       1.18%   $13,528         0.14%     $11,488
 6/30/92                     $12,754       1.68%   $13,756         0.36%     $11,530
 7/31/92                     $13,198       3.00%   $14,168         0.21%     $11,554
 8/31/92                     $13,022      -0.98%   $14,029         0.28%     $11,586
 9/30/92                     $13,032       0.65%   $14,121         0.28%     $11,619
10/31/92                     $12,810      -0.98%   $13,982         0.35%     $11,659
11/30/92                     $13,130       1.79%   $14,232         0.14%     $11,676
12/31/92                     $13,318       1.02%   $14,378        -0.07%     $11,667
 1/31/93                     $13,507       1.16%   $14,544         0.49%     $11,725
 2/28/93                     $13,922       3.62%   $15,071         0.35%     $11,766
 3/31/93                     $13,921      -1.06%   $14,911         0.35%     $11,807
 4/30/93                     $13,999       1.01%   $15,062         0.28%     $11,840
 5/31/93                     $14,066       0.56%   $15,146         0.14%     $11,856
 6/30/93                     $14,317       1.67%   $15,399         0.14%     $11,873
 7/31/93                     $14,327       0.13%   $15,419         0.00%     $11,873
 8/31/93                     $14,592       2.08%   $15,740         0.28%     $11,906
 9/30/93                     $14,752       1.14%   $15,919         0.21%     $11,931
10/31/93                     $14,784       0.19%   $15,949         0.41%     $11,980
11/30/93                     $14,723      -0.88%   $15,809         0.07%     $11,989
12/31/93                     $14,980       2.11%   $16,143         0.00%     $11,989
 1/31/94                     $15,132       1.14%   $16,327         0.27%     $12,021
 2/28/94                     $14,796      -2.59%   $15,904         0.34%     $12,062
 3/31/94                     $14,267      -4.07%   $15,257         0.34%     $12,103
 4/30/94                     $14,337       0.85%   $15,386         0.14%     $12,120
 5/31/94                     $14,443       0.87%   $15,520         0.07%     $12,128
 6/30/94                     $14,391      -0.61%   $15,425         0.34%     $12,170
 7/31/94                     $14,620       1.83%   $15,708         0.27%     $12,202
 8/31/94                     $14,655       0.35%   $15,763         0.40%     $12,251
 9/30/94                     $14,467      -1.47%   $15,531         0.27%     $12,284
10/31/94                     $14,240      -1.78%   $15,255         0.07%     $12,293
11/30/94                     $14,014      -1.81%   $14,978         0.13%     $12,309
12/31/94                     $14,309       2.20%   $15,308         0.00%     $12,309
 1/31/95                     $14,682       2.86%   $15,746         0.40%     $12,358
 2/28/95                     $15,056       2.91%   $16,204         0.40%     $12,408
 3/31/95                     $15,179       1.15%   $16,390         0.33%     $12,448
 4/30/95                     $15,200       0.12%   $16,410         0.33%     $12,490
 5/31/95                     $15,580       3.19%   $16,933         0.20%     $12,515
 6/30/95                     $15,473      -0.87%   $16,786         0.20%     $12,540
 7/31/95                     $15,547       0.95%   $16,946         0.00%     $12,540
 8/31/95                     $15,712       1.27%   $17,161         0.26%     $12,572
 9/30/95                     $15,786       0.63%   $17,269         0.20%     $12,597
10/31/95                     $15,978       1.45%   $17,519         0.33%     $12,639
11/30/95                     $16,211       1.66%   $17,810        -0.07%     $12,630
12/31/95                     $16,366       0.96%   $17,981        -0.07%     $12,621
 1/31/96                     $16,455       0.76%   $18,118         0.59%     $12,696
 2/29/96                     $16,357      -0.68%   $17,995         0.32%     $12,736
 3/31/96                     $16,164      -1.28%   $17,764         0.52%     $12,803
 4/30/96                     $16,143      -0.28%   $17,714         0.39%     $12,852
 5/31/96                     $16,177      -0.04%   $17,707         0.19%     $12,877
 6/30/96                     $16,361       1.09%   $17,900         0.06%     $12,885
 7/31/96                     $16,490       0.91%   $18,063         0.19%     $12,909
 8/31/96                     $16,482      -0.02%   $18,060         0.19%     $12,934
 9/30/96                     $16,724       1.40%   $18,313         0.32%     $12,975
10/31/96                     $16,883       1.13%   $18,519         0.32%     $13,017
11/30/96                     $17,154       1.83%   $18,858         0.19%     $13,041
12/31/96                     $17,092      -0.42%   $18,779         0.00%     $13,041
 1/31/97                     $17,099       0.19%   $18,815         0.32%     $13,083
 2/28/97                     $17,232       0.92%   $18,988         0.31%     $13,124
 3/31/97                     $17,026      -1.33%   $18,735         0.25%     $13,156
 4/30/97                     $17,162       0.84%   $18,893         0.12%     $13,172
 5/31/97                     $17,383       1.51%   $19,178        -0.06%     $13,164
 6/30/97                     $17,547       1.07%   $19,383         0.12%     $13,180
 7/31/97                     $17,987       2.77%   $19,920         0.12%     $13,196
 8/31/97                     $17,820      -0.94%   $19,733         0.19%     $13,221
 9/30/97                     $18,013       1.19%   $19,968         0.25%     $13,254
10/31/97                     $18,091       0.64%   $20,096         0.25%     $13,287
11/30/97                     $18,213       0.59%   $20,214        -0.06%     $13,279
12/31/97                     $18,493       1.46%   $20,509        -0.12%     $13,263
 1/31/98                     $18,661       1.03%   $20,720         0.19%     $13,288
 2/28/98                     $18,650       0.03%   $20,727         0.19%     $13,314
 3/31/98                     $18,654       0.09%   $20,745         0.19%     $13,339
 4/30/98                     $18,613      -0.45%   $20,652         0.18%     $13,363
 5/31/98                     $18,875       1.58%   $20,978         0.18%     $13,387
 6/30/98                     $18,951       0.39%   $21,060         0.12%     $13,403
 7/31/98                     $18,998       0.25%   $21,113         0.12%     $13,419
 8/31/98                     $19,215       1.55%   $21,440         0.12%     $13,435
 9/30/98                     $19,463       1.25%   $21,708         0.12%     $13,451
10/31/98                     $19,495       0.00%   $21,708         0.24%     $13,484
11/30/98                     $19,558       0.35%   $21,784         0.00%     $13,484
12/31/98                     $19,592       0.25%   $21,838        -0.06%     $13,476
 1/31/99           0.81%     $19,751       1.19%   $22,098         0.24%     $13,508
 2/28/99          -0.24%     $19,728      -0.44%   $22,001         0.12%     $13,524

Total Return                  97.28%                120.01%                    35.24%
-------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.03%

3-Year                                                                    +5.50%

Since Inception (5/1/95)                                                  +6.25%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No. 222                         Inception 5/1/95
-------------------------------------------------------------------------------------
Date                      Franklin Ohio Insured      Lehman Brothers         CPI
                             Tax-Free Income         Municipal Bond
                              Fund-Class C                Index
-------------------------------------------------------------------------------------
  5/1/95                   $ 9,900                 $10,000                 $10,000
 5/31/95                   $10,139         3.19%   $10,319         0.20%   $10,020
 6/30/95                   $10,065        -0.87%   $10,229         0.20%   $10,040
 7/31/95                   $10,116         0.95%   $10,326         0.00%   $10,040
 8/31/95                   $10,218         1.27%   $10,458         0.26%   $10,066
 9/29/95                   $10,261         0.63%   $10,523         0.20%   $10,086
10/31/95                   $10,389         1.45%   $10,676         0.33%   $10,120
11/30/95                   $10,535         1.66%   $10,853        -0.07%   $10,112
12/29/95                   $10,631         0.96%   $10,957        -0.07%   $10,105
 1/31/96                   $10,692         0.76%   $11,041         0.59%   $10,165
 2/29/96                   $10,623        -0.68%   $10,966         0.32%   $10,198
 3/29/96                   $10,492        -1.28%   $10,825         0.52%   $10,251
 4/30/96                   $10,474        -0.28%   $10,795         0.39%   $10,291
 5/31/96                   $10,490        -0.04%   $10,791         0.19%   $10,310
 6/28/96                   $10,595         1.09%   $10,908         0.06%   $10,316
 7/31/96                   $10,692         0.91%   $11,008         0.19%   $10,336
 8/30/96                   $10,682        -0.02%   $11,005         0.19%   $10,356
 9/30/96                   $10,823         1.40%   $11,159         0.32%   $10,389
10/31/96                   $10,929         1.13%   $11,286         0.32%   $10,422
11/29/96                   $11,098         1.83%   $11,492         0.19%   $10,442
12/31/96                   $11,052        -0.42%   $11,444         0.00%   $10,442
 1/31/97                   $11,051         0.19%   $11,466         0.32%   $10,475
 2/28/97                   $11,131         0.92%   $11,571         0.31%   $10,508
 3/31/97                   $10,994        -1.33%   $11,417         0.25%   $10,534
 4/30/97                   $11,076         0.84%   $11,513         0.12%   $10,547
 5/31/97                   $11,213         1.51%   $11,687        -0.06%   $10,540
 6/30/97                   $11,313         1.07%   $11,812         0.12%   $10,553
 7/31/97                   $11,599         2.77%   $12,139         0.12%   $10,565
 8/31/97                   $11,487        -0.94%   $12,025         0.19%   $10,586
 9/30/97                   $11,597         1.19%   $12,168         0.25%   $10,612
10/31/97                   $11,650         0.64%   $12,246         0.25%   $10,639
11/30/97                   $11,723         0.59%   $12,318        -0.06%   $10,632
12/31/97                   $11,897         1.46%   $12,498        -0.12%   $10,619
 1/31/98                   $11,999         1.03%   $12,627         0.19%   $10,640
 2/28/98                   $11,986         0.03%   $12,631         0.19%   $10,660
 3/31/98                   $11,993         0.09%   $12,642         0.19%   $10,680
 4/30/98                   $11,952        -0.45%   $12,585         0.18%   $10,699
 5/31/98                   $12,113         1.58%   $12,784         0.18%   $10,719
 6/30/98                   $12,166         0.39%   $12,834         0.12%   $10,731
 7/31/98                   $12,181         0.25%   $12,866         0.12%   $10,744
 8/31/98                   $12,323         1.55%   $13,065         0.12%   $10,757
 9/30/98                   $12,475         1.25%   $13,229         0.12%   $10,770
10/31/98                   $12,490         0.00%   $13,229         0.24%   $10,796
11/30/98                   $12,524         0.35%   $13,275         0.00%   $10,796
12/31/98                   $12,530         0.25%   $13,308        -0.06%   $10,789
 1/31/99           0.84%   $12,635         1.19%   $13,466         0.24%   $10,815
 2/28/99          -0.29%   $12,612        -0.44%   $13,407         0.12%   $10,828

Total Return                 26.12%                  34.07%                   8.28%
-------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              39
MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.


40
Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


                                                                              41
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                               ----------------------------------------------------
                                                                  1999       1998       1997       1996        1995
                                                               -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $ 10.77    $ 10.36    $ 10.36    $  9.80    $ 10.28
                                                               -------    -------    -------    -------    -------

Income from investment operations:
 Net investment income                                             .53        .54        .55        .55        .55
 Net realized and unrealized gains (losses)                        .07        .42        --         .57       (.48)
                                                               -------    -------    -------    -------    -------
Total from investment operations                                   .60        .96        .55       1.12        .07
                                                               -------    -------    -------    -------    -------
Less distributions from net investment income                     (.53)      (.55)      (.55)      (.56)      (.55)
                                                               -------    -------    -------    -------    -------
Net asset value, end of year                                   $ 10.84    $ 10.77    $ 10.36    $ 10.36    $  9.80
                                                               =======    =======    =======    =======    =======

Total return*                                                     5.75%      9.53%      5.55%     11.64%       .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                $80,684    $58,059    $39,693    $38,199    $20,794
Ratios to average net assets:
 Expenses                                                          .37%       .30%       .25%       .16%       .10%
 Expenses excluding waiver and payments by affiliate               .84%       .82%       .86%       .86%       .96%
 Net investment income                                            4.87%      5.11%      5.45%      5.51%      5.80%
Portfolio turnover rate                                          10.68%     17.44%     18.27%      4.12%     44.61%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.


42
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                     PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
                                                                                                     ----------   ----------
LONG TERM INVESTMENTS 97.5%

 Arizona Health Facilities Authority Hospital System Revenue, Northern Arizona
    Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ..........................................     $3,500,000   $3,451,140
    Refunding, AMBAC Insured, 4.75%, 10/01/30 ..................................................      1,000,000      943,830
 Arizona State University Revenue, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19 ...........      1,000,000    1,026,200
 Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
   AMBAC Insured, 5.75%, 7/01/15 ...............................................................        750,000      812,393
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 ..................................        400,000      429,952
 Douglas Municipal Property Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
   5.75%, 7/01/15 ..............................................................................        525,000      565,919
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 ..........................      1,000,000    1,033,590
 Glendale IDA, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 ..................      2,000,000    2,051,480
 La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA
   Insured, 5.70%, 7/01/16 .....................................................................        480,000      501,206
 Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
   5.25%, 7/01/22 ..............................................................................      1,100,000    1,119,668
 Maricopa County GO,
    Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 .....................................      1,250,000    1,231,750
    School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 ..........        700,000      764,778
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ..........        500,000      547,395
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...........        700,000      768,817
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ..........        500,000      538,085
    School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ..............        570,000      640,047
    School District No. 66, Roosevelt Elementary, Projects of 1996, Series B, FGIC Insured,
      5.30%, 7/01/13 ...........................................................................      1,540,000    1,612,580
    School District No. 68, Alhambra Elementary, Refunding and Improvement, AMBAC Insured,
      5.125%, 7/01/13 ..........................................................................        500,000      513,010
    School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12 ..............        500,000      543,870
    School District No. 98, Fountain Hills Unified, Series A, MBIA Insured, Pre-Refunded,
      6.20%, 7/01/10 ...........................................................................        235,000      263,879
    USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.55%, 7/01/14 ......................      1,000,000    1,062,910
    USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.65%, 7/01/16 ......................      1,055,000    1,115,884
    USD No. 80, Chandler, FGIC Insured, 5.85%, 7/01/13 .........................................        435,000      468,730
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 5.85%, 7/01/13 ...........................        265,000      295,857
    USD No. 80, Chandler, Projects of 1995, Series E, FGIC Insured, 5.00%, 7/01/13 .............      1,750,000    1,784,790
    USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 ..........................        400,000      428,940
 Maricopa County IDA,
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%,
      7/01/29 ..................................................................................      1,350,000    1,345,788
    MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 .........      2,500,000    2,483,850
    MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ............      1,000,000    1,013,530
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ..........        570,000      574,486
    Water System Revenue Improvement, Chaparral Water Co., Series A, AMBAC Insured,
      5.40%, 12/01/22 ..........................................................................      1,000,000    1,021,180
    Water System Revenue, Series B, AMBAC Insured, 5.30%, 12/01/22 .............................        515,000      521,695
 Mesa Arizona IDAR, Lutheran Health Systems, Refunding, Series A-1, MBIA Insured, 5.00%,
      1/01/19 ..................................................................................      1,490,000    1,476,948
 Mesa GO, FGIC Insured, 5.00%, 7/01/18 .........................................................      1,000,000      991,370
 Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17 .................................      1,000,000      999,930
 Mesa Utility System Revenue, FGIC Insured,
    5.25%, 7/01/16 .............................................................................        500,000      514,015
    5.375%, 7/01/17 ............................................................................        500,000      516,985
 Mohave County GO, Hospital District No. 1, Kingman Regional Medical Center Project,
    FGIC Insured, 6.50%, 6/01/15 ...............................................................        610,000      659,349
 Navajo County PCR, Arizona Public Service Co., Series A,
    AMBAC Insured, 5.50%, 8/15/28 ..............................................................      2,400,000    2,470,728
    MBIA Insured, 5.875%, 8/15/28 ..............................................................      2,450,000    2,604,154
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
   5.55%, 7/01/17 ..............................................................................        700,000      749,007
 Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
   Pre-Refunded, 6.90%, 7/01/21 ................................................................      1,000,000    1,161,900
 Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
    AMBAC Insured, 5.50%, 7/01/21 ..............................................................        500,000      517,315
    FGIC Insured, 5.50%, 7/01/24 ...............................................................      1,000,000    1,035,250
    MBIA Insured, 5.375%, 7/01/22 ..............................................................      1,000,000    1,022,480
 Phoenix IDA, SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ..........................      1,500,000    1,509,240
 Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 .........................................        540,000      574,333
 Pima County USD No. 6, Marana Projects of 1995, Series B, FGIC Insured, 5.00%, 7/01/17 ........      1,600,000    1,590,400
 Pinal County USD No. 43, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15 ..............      1,000,000    1,012,820
 Prescott Municipal Property Corp. Municipal Facility Revenue, FGIC Insured, 5.125%, 1/01/18 ...      1,000,000    1,008,620
 Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .......................        845,000      966,807
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, MBIA
   Insured, 5.00%, 7/01/38 .....................................................................      3,100,000    3,068,163


                                                                              43
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
                                                                                                ----------     -----------
LONG TERM INVESTMENTS (CONT.)

 Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, Pre-Refunded, 6.25%,
   7/01/17 ..................................................................................   $  800,000     $   879,184
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, 6.25%,
   7/01/24 ..................................................................................      840,000         931,636
 Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ....      300,000         298,179
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series D, 5.50%, 1/01/25 .....................................................    1,000,000       1,023,010
    Series D, 6.25%, 1/01/27 ................................................................    1,205,000       1,293,905
    Series D, Pre-Refunded, 6.25%, 1/01/27 ..................................................      295,000         321,574
 Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14       250,000         277,483
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
    6.15%, 1/01/15 ..........................................................................      360,000         395,622
    5.00%, 1/01/18 ..........................................................................    1,250,000       1,255,700
 Tucson GO,
    Series A, MBIA Insured, 5.375%, 7/01/19 .................................................      500,000         512,605
    Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ...............................      650,000         731,432
 Tucson Water Revenue, Refunding, FGIC Insured,
    5.00%, 7/01/19 ..........................................................................    1,100,000       1,091,607
    5.125%, 7/01/20 .........................................................................    2,000,000       2,007,260
 University of Arizona COP,
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 ...      500,000         547,520
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 ...    1,625,000       1,758,266
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ...........................    1,000,000       1,086,490
 Yavapai County GO,
    Elementary School District No. 6, Cottonwood-Oak Creek, Project of 1993, Series B, AMBAC
      Insured, 6.70%, 7/01/09 ...............................................................      250,000         281,800
    USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ..........................      775,000         850,222
    USD No. 22 Humboldt, Project of 1995, Series C, FGIC Insured, 5.40%, 7/01/14 ............      575,000         605,119
    USD No. 22 Humboldt, Series A, FGIC Insured, Pre-Refunded, 5.95%, 7/01/14 ...............      300,000         336,522
 Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center, Series A,
   GNMA Secured, 5.40%, 2/20/38 .............................................................    1,585,000       1,592,687
 Yuma County GO, Elementary School District No. 1
    MBIA Insured, 5.50%, 7/01/14 ............................................................    1,000,000       1,066,320
    Series A, MBIA Insured, 5.75%, 7/01/14 ..................................................      500,000         542,875
 Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12 ...........................    1,000,000       1,034,320
 Yuma IDA, Hospital Revenue,
    Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ..................      920,000         932,668
    Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ...................    1,000,000       1,050,928
                                                                                                               -----------
 TOTAL LONG TERM INVESTMENTS (COST $75,157,736)                                                                 78,631,977
                                                                                                               -----------

(a)SHORT TERM INVESTMENTS 1.7%
 Apache County IDA, IDR, Tucson Electric Power Co. Project, Series A, Weekly VRDN and Put,
   3.00%, 12/15/18 ..........................................................................      200,000         200,000
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
    Series A, Daily VRDN and Put, 3.20%, 5/01/29 ............................................      400,000         400,000
    Series D, Daily VRDN and Put, 3.10%, 5/01/29 ............................................      300,000         300,000
 Phoenix GO, Series 95-2, Daily VRDN and Put, 3.20%, 6/01/20.................................      100,000         100,000
 Pinal County IDA, PCR, Magma Copper Co., Newport Mining Corp., Daily VRDN and
 Put, 3.20%, 12/01/09........................................................................      200,000         200,000

 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
   Insured, Weekly VRDN and Put, 2.60%, 7/01/28 .............................................      200,000         200,000
                                                                                                               -----------
 TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) .............................................                    1,400,000
                                                                                                               -----------
 TOTAL INVESTMENTS (COST $76,557,736) 99.2% .................................................                   80,031,977
 OTHER ASSETS, LESS LIABILITIES .8% .........................................................                      652,448
                                                                                                               -----------
 NET ASSETS 100.0% ..........................................................................                  $80,684,425
                                                                                                               ===========


    See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


44
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                                     1999        1998        1997       1996       1995
                                                                   --------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                 $  10.43    $   9.99    $ 10.02    $  9.53    $ 10.07
                                                                   --------    --------    -------    -------    -------

Income from investment operations:
 Net investment income                                                  .51         .53        .53        .53        .52
 Net realized and unrealized gains (losses)                             .10         .44       (.03)       .49       (.53)
                                                                   --------    --------    -------    -------    -------
Total from investment operations                                        .61         .97        .50       1.02       (.01)
                                                                   --------    --------    -------    -------    -------
Less distributions from net investment income                          (.51)       (.53)      (.53)      (.53)      (.53)
                                                                   --------    --------    -------    -------    -------
Net asset value, end of year                                       $  10.53    $  10.43    $  9.99    $ 10.02    $  9.53
                                                                   --------    --------    -------    -------    -------
Total return*                                                          6.01%       9.94%      5.17%     10.95%       .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                    $124,488    $101,506    $77,177    $69,583    $46,847
Ratios to average net assets:
 Expenses                                                               .42%        .35%       .35%       .35%       .35%
 Expenses excluding waiver and payments by affiliate                    .79%        .80%       .80%       .82%       .88%
 Net investment income                                                 4.88%       5.16%      5.36%      5.37%      5.61%
Portfolio turnover rate                                                1.81%       8.08%     32.23%     24.36%     43.71%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.


                                                                              45
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
                                                                                                ----------   ----------
LONG TERM INVESTMENTS 97.0%

 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/18 ..............................  $1,000,000   $  995,030
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%,
   10/01/27 ..................................................................................   2,025,000    1,985,675
 Broward County HFA, FSA Insured,
    5.60%, 11/01/17 ..........................................................................     630,000      644,099
    5.65%, 11/01/22 ..........................................................................     885,000      902,744
    5.70%, 11/01/29 ..........................................................................   1,345,000    1,371,913
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ........   1,000,000    1,049,500
 Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 .................     535,000      562,157
 Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 ............   2,435,000    2,628,583
 Clearwater Gas System Revenue, Refunding, MBIA Insured, 5.00%, 9/01/23 ......................   1,935,000    1,918,804
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ..................   1,000,000    1,019,550
 Cocoa Water and Sewer Improvement Revenue, FGIC Insured, Pre-Refunded, 5.875%, 10/01/22 .....   1,000,000    1,134,300
 Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ......   1,890,000    1,951,387
 Escambia County Utilities Authority Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 ...   1,500,000    1,566,915
 First Florida Governmental Financing Commission Revenue, Refunding, AMBAC Insured, 5.375%,
   7/01/18....................................................................................   1,475,000    1,526,315
 Florida HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .............   1,600,000    1,739,040
 Gainesville Public Improvements, Refunding, AMBAC Insured, 5.50%, 8/01/17 ...................   1,000,000    1,043,180
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ...........   1,915,000    2,131,318
 Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 ...........................................................................   1,035,000    1,108,640
    Pre-Refunded, 6.00%, 6/01/19 .............................................................     965,000    1,055,565
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
   12/01/34 ..................................................................................   1,500,000    1,660,320
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 .......   2,000,000    2,142,700
 Hillsborough County School Board COP, Master Lease Program, Series A, MBIA Insured, 5.25%,
   7/01/22 ...................................................................................   1,015,000    1,032,275
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ...................   1,250,000    1,303,500
 Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured, 5.00%, 5/01/27 .   1,000,000      988,020
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
    5.75%, 8/01/16 ...........................................................................   1,090,000    1,187,075
    5.60%, 8/01/17 ...........................................................................   1,000,000    1,059,960
    5.50%, 8/01/22 ...........................................................................     500,000      520,465
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%,
   10/01/18 ..................................................................................   1,000,000    1,034,200
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ...   1,000,000    1,112,290
 Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%,
   10/01/18 ..................................................................................   1,415,000    1,516,710
 Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15 ..........................   1,000,000    1,031,090
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding, MBIA
   Insured, 5.25%, 11/15/16 ..................................................................   2,000,000    2,053,380
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
   10/01/17 ..................................................................................     500,000      548,315
 Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured,
   5.55%, 10/01/18 ...........................................................................   3,000,000    3,118,650
 Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured,
   6.05%,
    11/01/15 .................................................................................   2,000,000    2,199,440
    11/01/20 .................................................................................   1,500,000    1,642,455
 Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .......................   2,000,000    2,058,740
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 .............   1,000,000    1,083,710
 Martin County Consolidated Utilities System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ..............................................     785,000      885,888
    Refunding, FGIC Insured, 6.00%, 10/01/24 .................................................     215,000      233,765
 Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center
   Project, AMBAC Insured, 5.00%, 11/15/28 ...................................................   3,500,000    3,430,735
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ................   1,000,000    1,098,200
 Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24 ............   1,775,000    1,754,730
 Miami-Dade County School Board COP, Refunding, Series C, FSA Insured, 5.00%, 8/01/25 ........   3,500,000    3,434,410
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
   10/01/25 ..................................................................................   2,000,000    2,310,180
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26........................   5,220,000    5,494,102
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured,
   5.50%, 10/01/21............................................................................   2,795,000    2,901,266
 Okeechobee Utility Authority Utility System Revenue,
    Acquisition and Improvement, MBIA Insured, 5.60%, 10/01/25 ...............................   1,500,000    1,569,540
 Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .............................................     810,000      890,384
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ................................................     490,000      525,750
 Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ................................   1,000,000    1,084,930
    Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ..........   2,400,000    2,571,000


46
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                    PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
                                                                                                    ----------    ------------
LONG TERM INVESTMENTS (CONT.)

 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................   $1,000,000    $  1,097,670
 Orange County Sales Tax Revenue, FGIC Insured,
    5.375%, 1/01/24 .............................................................................    1,000,000       1,019,690
    Pre-Refunded, 6.125%, 1/01/19 ...............................................................      500,000         522,625
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 ........................      875,000         899,351
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
   12/01/17 .....................................................................................      630,000         648,717
 Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 6/01/19 .......................    1,900,000       2,065,490
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ...    1,225,000       1,314,891
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ............    1,000,000       1,094,980
 Pinellas County Sewer Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 .....................    1,250,000       1,374,050
 Port Orange Water and Sewer Revenue, junior lien, Refunding, AMBAC Insured, 5.25%, 10/01/21 ....    1,500,000       1,520,745
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%,
   9/01/27 ......................................................................................    4,000,000       4,014,480
 Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 .........................    1,000,000       1,091,200
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 ........    1,000,000       1,044,030
 Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ........................      520,000         560,503
 Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
   7/01/14 ......................................................................................    1,000,000       1,130,080
   7/01/19 ......................................................................................    1,000,000       1,130,080
 South Miami Health Facilities Authority Hospital Revenue, Baptist Health System Obligation
   Group, MBIA Insured, 5.00%, 11/15/28 .........................................................    3,000,000       2,940,630
 St. John's County IDA, IDR, Series A, MBIA Insured,
   5.25%, 3/01/11 ...............................................................................    1,250,000       1,327,900
   5.50%, 3/01/17 ...............................................................................    1,000,000       1,046,970
 St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 ............      500,000         522,565
 Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
   6.70%, 10/01/14 ..............................................................................      500,000         561,495
   6.80%, 10/01/24 ..............................................................................      500,000         563,580
 Sunrise Utilities System Revenue,
   Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................................................    2,000,000       2,049,500
   Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26 .......................................    1,000,000       1,120,800
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 .............    1,000,000       1,043,060
 Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ...............    2,000,000       2,033,640
 Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 ...................      490,000         557,865
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ...............    1,500,000       1,536,060
 Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ...    1,000,000         993,230
 West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%,
   10/01/14 .....................................................................................      500,000         564,895
 West Palm Beach Utilities System Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ..............    1,500,000       1,526,673
                                                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $113,940,869) .................................................                  120,730,335
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS 1.6%
 Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital Project,
   Daily VRDN and Put, 3.20%, 9/01/20 ...........................................................      400,000         400,000
 Hillsborough County IDA, PCR, Daily VRDN and Put, 3.15%, 5/15/18 ...............................      500,000         500,000
 Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
   AMBAC Insured, Daily VRDN and Put, 3.20%, 12/01/15 ...........................................      100,000         100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
   Weekly VRDN and Put, 2.60%, 7/01/28 ..........................................................      100,000         100,000
 St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
   3.15%, 3/01/27 ...............................................................................      900,000         900,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,000,000) .................................................                    2,000,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $115,940,869) 98.6% ....................................................                  122,730,335
 OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................                    1,757,487
                                                                                                                  ------------
 NET ASSETS 100.0% ..............................................................................                 $124,487,822
                                                                                                                  ============

    See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


                                                                              47
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                    --------------------------------------------------------------------
CLASS A                                                1999           1998          1997         1996(1)         1995
                                                    ----------     ----------    ----------    ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............     $    12.31     $    12.15    $    12.27    $    11.97     $    12.45
                                                    ----------     ----------    ----------    ----------     ----------
Income from investment operations:
 Net investment income ........................            .63            .66           .69           .71            .71
 Net realized and unrealized gains (losses) ...            .06            .29          (.11)          .30           (.48)
                                                    ----------     ----------    ----------    ----------     ----------
Total from investment operations ..............            .69            .95           .58          1.01            .23
                                                    ----------     ----------    ----------    ----------     ----------
Less distributions from:
 Net investment income ........................           (.63)          (.66)         (.70)         (.71)          (.71)
 In excess of net investment income ...........           (.01)          (.01)          --            --             --
 Net realized gains ...........................           (.10)          (.12)          --            --             --
                                                    ----------     ----------    ----------    ----------     ----------
Total distributions ...........................           (.74)          (.79)         (.70)         (.71)          (.71)
                                                    ----------     ----------    ----------    ----------     ----------
Net asset value, end of year ..................     $    12.26     $    12.31    $    12.15    $    12.27     $    11.97
                                                    ==========     ==========    ==========    ==========     ==========

Total return* .................................           5.72%          8.09%         4.88%         8.66%          2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............     $1,727,014     $1,685,260    $1,662,087    $1,705,038     $1,683,234
Ratios to average net assets:
 Expenses .....................................            .62%           .61%          .60%          .60%           .59%
 Net investment income ........................           5.11%          5.44%         5.68%         5.81%          6.00%
Portfolio turnover rate .......................          13.16%         27.77%        18.66%        13.52%         14.42%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............     $    12.38     $    12.21    $    12.31    $    11.98
                                                    ----------     ----------    ----------    ----------

Income from investment operations:
 Net investment income ........................            .57            .60           .62           .54
 Net realized and unrealized gains (losses) ...            .05            .29          (.09)          .32
                                                    ----------     ----------    ----------    ----------
Total from investment operations ..............            .62            .89           .53           .86
                                                    ----------     ----------    ----------    ----------
Less distributions from:
 Net investment income ........................           (.57)(2)       (.60)         (.63)         (.53)
 Net realized gains ...........................           (.10)          (.12)          --            --
                                                    ----------     ----------    ----------    ----------
Total distributions ...........................           (.67)          (.72)         (.63)         (.53)
                                                    ----------     ----------    ----------    ----------
Net asset value, end of year ..................     $    12.33     $    12.38    $    12.21    $    12.31
                                                    ==========     ==========    ==========    ==========

Total return* .................................           5.12%          7.52%         4.42%         7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............     $   65,166     $   38,057    $   21,521    $    8,152
Ratios to average net assets:
 Expenses .....................................           1.18%          1.18%         1.17%         1.18%**
 Net investment income ........................           4.54%          4.86%         5.10%         5.21%**
Portfolio turnover rate .......................          13.16%         27.77%        18.66%        13.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.


48
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                  PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
                                                                                                 -----------    -----------
LONG TERM INVESTMENTS 99.0%

ALABAMA 3.7%

 Alabama Agricultural and Mechanical University Revenue, MBIA Insured, Pre-Refunded,
   5.50%, 11/01/20 ..........................................................................    $ 1,000,000    $ 1,108,470
 Alabama HFA, SFMR, Series A-1, GNMA Secured, 7.80%, 10/01/20 ...............................      1,850,000      1,888,998
 Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA
   Insured, 6.50%, 7/01/12 ..................................................................      1,000,000      1,093,650
 Alabama Water Pollution Control Authority Revolving Fund Loan,
    AMBAC Insured, 6.25%, 8/15/14 ...........................................................        100,000        104,842
    Series A, AMBAC Insured, 5.60%, 8/15/16 .................................................      2,000,000      2,075,880
 Anniston Regional Medical Center Board, Series A, AMBAC Insured,
    5.25%, 6/01/18 ..........................................................................      6,000,000      6,117,000
    5.125%, 6/01/28 .........................................................................      3,000,000      2,983,980
 Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn
   LP Project, FGIC Insured, 7.30%, 1/01/12 .................................................      1,420,000      1,482,125
 Bessemer Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured, 5.25%,
   6/01/32 ..................................................................................      5,000,000      5,076,000
 Birmingham Airport Authority Revenue, MBIA Insured, 5.625%, 7/01/26 ........................      2,000,000      2,116,580
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
   Baptist Health System Inc., Refunding, MBIA Insured, 5.875%, 11/15/19 ....................      3,500,000      3,534,440
 Daphne Utilities Board Water Gas and Sewer Revenue,
    Capital Improvement Bonds, Series B, FGIC Insured, 7.35%, 6/01/20 .......................      2,000,000      2,108,640
    Refunding, Series B, FGIC Insured, 7.30%, 6/01/10 .......................................      4,030,000      4,269,301
 East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
   Series A, MBIA Insured, 5.25%, 9/01/28 ...................................................      8,500,000      8,591,970
 Fort Payne Waterworks Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 .................      3,550,000      3,683,196
 Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured, 6.375%,
   6/01/22 ..................................................................................        300,000        324,834
 Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 ...................      2,000,000      1,955,860
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/22 ...............      5,000,000      5,398,550
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
   Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .........................................      4,000,000      4,362,240
 Pelham GO, AMBAC Insured, 5.50%,
    12/01/21 ................................................................................      1,565,000      1,632,013
    12/01/26 ................................................................................      2,000,000      2,080,920
 University of Alabama Hospital Revenues, Huntsville, Refunding, Series A, MBIA Insured,
   5.50%, 5/01/18 ...........................................................................      4,000,000      4,119,600
                                                                                                                 ----------
                                                                                                                 66,109,089
                                                                                                                 ----------
 ALASKA 4.1%
   Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project, Series 1, BIG Insured,
    7.25%, 7/01/09 ..........................................................................      5,000,000      5,152,500
    7.25%, 7/01/16 ..........................................................................      4,765,000      4,913,382
    7.25%, 7/01/21 ..........................................................................      5,795,000      6,158,173
    Pre-Refunded, 6.25%, 7/01/21 ............................................................      3,205,000      3,223,140
 Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
    5.20%, 7/01/17 ..........................................................................      3,000,000      3,035,160
    5.375%, 7/01/20 .........................................................................      5,000,000      5,115,600
 Alaska Industrial Development and Export Authority, Refunding, Series A, MBIA Insured,
   6.125%, 4/01/27 ..........................................................................      5,000,000      5,436,950
 Alaska State HFC, Refunding, Series A,
    6.10%, 12/01/37 .........................................................................      5,000,000      5,252,050
    MBIA Insured, 6.00%, 6/01/27 ............................................................      5,000,000      5,241,200
    MBIA Insured, 5.875%, 12/01/30 ..........................................................        485,000        503,925
 Anchorage Electric Utility Revenue, senior lien,
    Municipal Light and Power, Series C, AMBAC Insured, 5.125%, 12/01/26 ....................      5,000,000      4,995,900
    Refunding, Series A, MBIA Insured, 7.125%, 6/01/06 ......................................      5,000,000      5,139,400
    Series B, MBIA Insured, 5.50%, 2/01/26 ..................................................      4,000,000      4,116,120
 Anchorage GO,
    General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/10 ............................      2,765,000      2,918,126
    Refunding, AMBAC Insured, 7.20%, 6/01/17 ................................................      5,000,000      5,093,750
    Refunding, AMBAC Insured, 6.25%, 6/01/23 ................................................      3,505,000      3,525,294
 University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 .......................        500,000        534,685
 University of Alaska Revenues,
    Series B, AMBAC Insured, 6.50%, 10/01/17 ................................................        250,000        266,938
    Series G, FSA Insured, 5.45%, 10/01/22 ..................................................      3,155,000      3,264,037
                                                                                                                 ----------
                                                                                                                 73,886,330
                                                                                                                 ----------


                                                                              49
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
                                                                                             -----------    -----------
LONG TERM INVESTMENTS (CONT.)

 ARIZONA 1.7%
 Arizona State Municipal Financing Program COP, ETM, Series 1986-20, BIG Insured,
   7.70%, 8/01/10 .........................................................................  $ 6,000,000    $ 7,508,760
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ................    2,200,000      2,365,198
 Cochise County USD, No. 68, Sierra Vista,
   Refunding, FGIC Insured, 7.50%, 7/01/10 ................................................      500,000        641,205
   Series B, FGIC Insured, Pre-Refunded, 7.625%, 7/01/10 ..................................    3,000,000      3,197,760
 Maricopa County GO,
   UHSD, No. 216, FGIC Insured, 6.70%, 7/01/11 ............................................      325,000        340,204
   UHSD, No. 216, FGIC Insured, Pre-Refunded, 6.70%, 7/01/11 ..............................      675,000        711,450
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 .......................      775,000        821,841
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/08 .......................      825,000        874,863
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.25%, 7/01/09 .......................      500,000        530,545
   USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%, 7/01/10 .......    1,000,000      1,023,260
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
   Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 .....................................      300,000        376,137
 Mohave County USD No. 1, Lake Havasu Project, Series B, AMBAC Insured, 5.375%, 7/01/11 ...      500,000        522,325
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ...    3,925,000      4,171,961
 Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 7/01/16 ............................      890,000        923,589
 Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .......................      270,000        290,102
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ......................................    1,150,000      1,176,151
 Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..........    5,000,000      5,666,800
                                                                                                            -----------
                                                                                                             31,142,151
                                                                                                            -----------
 ARKANSAS .1%
 Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA
   Insured, 6.50%, 7/01/10 ................................................................    2,000,000      2,344,020
 Pulaski County Health Facilities Board Hospital Revenue, St. Vincent's Infirmary, MBIA
   Insured, Pre-Refunded, 10.00%, 9/01/12 .................................................       25,000         25,853
                                                                                                            -----------
                                                                                                              2,369,873
                                                                                                            -----------
 CALIFORNIA 3.5%
 California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
   FSA Insured, 5.00%, 6/01/24 ............................................................    5,000,000      4,936,050
 California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System, MBIA Insured,
   5.25%, 8/15/27 .........................................................................    3,085,000      3,132,015
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............   15,000,000     20,930,850
 El Centro Financing Authority Water and Wastewater Revenue, Series A, AMBAC Insured,
   5.125%, 10/01/27 .......................................................................    1,800,000      1,809,414
 Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA
   Insured, 6.10%, 8/01/19 ................................................................    1,515,000      1,618,535
 Los Angeles County MTA, Sales Tax Revenue, Proposition C, Series B-2, AMBAC Insured,
   5.25%, 7/01/23 .........................................................................    2,000,000      2,037,540
 Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14 ....      250,000        273,508
 Sacramento Area Flood Control Agency Special Assessment, Capital AD No. 2, FGIC Insured,
   5.375%, 10/01/25 .......................................................................    5,000,000      5,125,750
 Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .....    4,000,000      4,085,720
 San Francisco BART District Sales Tax Revenue, FGIC Insured,
   5.50%, 7/01/20 .........................................................................    1,035,000      1,083,148
   Pre-Refunded, 5.50%, 7/01/20 ...........................................................      965,000      1,066,923
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
   MBIA Insured,
   5.375%, 1/15/29 ........................................................................    5,000,000      5,160,050
   5.25%, 1/15/30 .........................................................................    5,000,000      5,092,200
 San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series A, FGIC Insured,
   5.375%, 11/15/20 .......................................................................    2,670,000      2,745,428
 Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ..    1,460,000      1,584,538
 Yuba City USD, COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 ....................    1,750,000      1,779,365
                                                                                                            -----------
                                                                                                             62,461,034
                                                                                                            -----------
 COLORADO 5.6%
 Adams County PCR, Public Service Co. of Colorado Project, Refunding, AMBAC Insured,
   5.10%, 1/01/19 .........................................................................    6,750,000      6,716,183
 Arapahoe County COP,
   Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10 .....    1,000,000      1,070,560
   Refunding, FSA Insured, 6.625%, 12/01/16 ...............................................    8,695,000      9,539,806
 Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
   Pre-Refunded, 7.625%, 12/01/15 .........................................................    1,500,000      1,637,325
 Centennial Water and Sanitation District, Water and Sewer Revenue, Refunding, Series A,
   FSA Insured, 5.125%, 12/01/17 ..........................................................    5,000,000      5,085,950
 Colorado Association of School Boards COP, Pueblo School District No. 60 Project,
   Series A, MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 ..................................    2,400,000      2,497,848


50
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
                                                                                             -----------   ------------
LONG TERM INVESTMENTS (CONT.)

COLORADO (CONT.)
 Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.25%, 7/15/17 .................................................   $ 1,174,000   $  1,268,695
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
   MBIA Insured, 5.00%, 9/01/21 ..........................................................     5,000,000      4,900,750
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 .............     2,455,000      2,704,330
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
   5.125%, 11/15/18 ......................................................................     1,000,000      1,008,520
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ..............................................................................       350,000        375,669
    3/01/17 ..............................................................................       440,000        470,215
 Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
   Series A, FGIC Insured, 6.70%, 11/01/12 ...............................................     2,000,000      2,207,160
 Denver City and County Airport Revenue,
    ETM, Series C, MBIA Insured, 6.125%, 11/15/25 ........................................     3,590,000      4,038,032
    Series A, MBIA Insured, 5.50%, 11/15/25 ..............................................     7,250,000      7,474,750
    Series C, MBIA Insured, 6.125%, 11/15/25 .............................................     4,410,000      4,690,388
    Series D, MBIA Insured, 5.50%, 11/15/25 ..............................................     3,900,000      4,020,900
    Series E, MBIA Insured, 5.50%, 11/15/25 ..............................................     5,000,000      5,167,100
 Denver City and County Board of Water Commissioners COP, FGIC Insured,
    6.625%, 11/15/11 .....................................................................       545,000        588,894
    Pre-Refunded, 6.625%, 11/15/11 .......................................................       955,000      1,041,179
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
   6.00%, 10/01/15 .......................................................................     3,000,000      3,227,940
 El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 .............................       310,000        323,014
 Garfield, Pitkin and Eagle Counties Reorganized School District No. 1, MBIA Insured,
   Pre-Refunded, 6.60%, 12/15/14 .........................................................     3,600,000      4,098,384
 Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ..............     2,000,000      2,147,000
 Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ..........................     5,000,000      5,520,250
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ..............       215,000        227,425
 La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 ....       490,000        538,299
 Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
   5.50%, 6/01/12 ........................................................................     1,000,000      1,048,820
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
    5.625%, 6/01/12 ......................................................................     1,900,000      2,062,925
    5.75%, 6/01/23 .......................................................................     3,000,000      3,187,710
 Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC Insured,
   6.20%, 10/01/15 .......................................................................       275,000        290,835
 Postsecondary Educational Facilities Authority Revenue, University of Denver Project,
   Refunding, Connie Lee Insured, 6.00%, 3/01/10 .........................................     1,000,000      1,059,270
 Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 .......       235,000        254,693
 University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ......................................................................     5,675,000      5,748,945
    5.25%, 11/15/22 ......................................................................     3,800,000      3,868,248
                                                                                                           ------------
                                                                                                            100,108,012
                                                                                                           ------------
 CONNECTICUT .5%
 Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 .............................     2,000,000      2,141,780
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...............................     2,450,000      2,630,810
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ...............     2,000,000      2,260,160
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 .     2,000,000      2,162,280
                                                                                                           ------------
                                                                                                              9,195,030
                                                                                                           ------------
 DELAWARE .2%
 Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19           1,000,000      1,092,220
 Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
   Pre-Refunded, 7.00%, 10/01/15 .........................................................     2,900,000      3,317,571
                                                                                                           ------------
                                                                                                              4,409,791
                                                                                                           ------------
 FLORIDA 3.8%
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC Insured,
   5.65%, 10/01/26 .......................................................................     2,500,000      2,626,250
 Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 .......................     1,800,000      1,883,862
 Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .............     2,375,000      2,484,108
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .........       200,000        259,598
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A, FGIC
   Insured, 5.625%, 7/01/25 ..............................................................     7,400,000      7,712,502
 Fort Myers Utility Revenue, Refunding, Series A, 6.00%, 10/01/19 ........................        25,000         25,302
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
   12/01/34 ..............................................................................     1,000,000      1,106,880
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ...     3,000,000      3,214,050


                                                                              51
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
                                                                                                   -----------    -------------
LONG TERM INVESTMENTS (CONT.)

  FLORIDA (CONT.)
   Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
     MBIA Insured, 5.25%, 11/15/25                                                                 $ 1,250,000    $   1,266,013
   Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA
     Insured, 6.05%,
      11/01/15                                                                                       1,000,000        1,099,720
      11/01/20                                                                                       1,000,000        1,094,970
   Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15                             2,000,000        2,058,740
   Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21                      5,000,000        5,760,850
   Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24                              1,000,000        1,089,060
   Orange County Health Facilities Authority Revenue, Orlando Regional Healthcare, Refunding,
     Series A, MBIA Insured, 6.00%, 11/01/24                                                         1,000,000        1,071,250
   Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22                           5,000,000        5,139,150
   Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
     FGIC Insured, 6.50%,
      7/01/10                                                                                          100,000          119,657
      7/01/12                                                                                          225,000          269,973
   Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured, 5.50%,
     10/01/26                                                                                        2,535,000        2,572,518
   Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 6/01/19               1,000,000        1,035,520
   Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%,
     4/01/17                                                                                         1,000,000        1,073,380
   Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%,
     6/01/19                                                                                         1,000,000        1,042,000
   Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15                     985,000        1,075,551
(b)Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24                               5,000,000        4,957,500
   Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19             3,500,000        3,495,380
   St. Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18                            3,910,000        4,086,732
   Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
     11/01/15                                                                                          250,000          318,513
   Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22                       2,000,000        2,049,500
   Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21                  3,200,000        3,276,928
   West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27                           5,000,000        5,539,600
                                                                                                                  -------------
                                                                                                                     68,805,057
                                                                                                                  -------------
   GEORGIA 2.4%
   Atlanta GO, Refunding, FGIC Insured, 5.00%,
     12/01/20                                                                                        4,775,000        4,743,342
     12/01/23                                                                                        6,000,000        5,924,040
   Atlanta Water and Sewer Revenue, FGIC Insured,
     5.375%, 1/01/20                                                                                 5,000,000        5,143,800
     5.25%, 1/01/27                                                                                 10,000,000       10,091,000
   Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14       1,535,000        1,764,897
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 7th Series, MBIA
     Insured, 6.625%, 10/01/24                                                                       2,000,000        2,068,940
   Cherokee County Water and Sewage Authority Revenue,
     FGIC Insured, 5.00%, 8/01/27                                                                    1,500,000        1,468,740
     Refunding, MBIA Insured, 6.90%, 8/01/18                                                         1,000,000        1,080,780
   Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12                1,500,000        1,606,380
   Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
     Insured, 6.50%, 7/01/24                                                                         1,030,000        1,080,800
   Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series A,
     MBIA Insured, 5.55%, 1/01/24                                                                    1,590,000        1,650,182
   Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured, 5.375%,
     1/01/19                                                                                         5,000,000        5,112,650
   Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27                          1,340,000        1,359,336
                                                                                                                  -------------
                                                                                                                     43,094,887
                                                                                                                  -------------
   HAWAII 1.4%
   Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
     5/01/12                                                                                         1,000,000        1,095,770
     5/01/13                                                                                         1,000,000        1,091,150
   Hawaii State Airports System Revenue, Second Series 1990, FGIC Insured, 7.50%, 7/01/20            5,000,000        5,319,250
   Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
     Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22                           3,000,000        3,294,120
     St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22                             4,000,000        4,360,160
   Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric
     Co. Project,
      Series A, MBIA Insured, 5.65%, 10/01/27                                                        5,000,000        5,338,700
      Series B, MBIA Insured, 5.875%, 12/01/26                                                       2,000,000        2,166,580


52
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 HAWAII (CONT.)
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
   7/01/05 ..........................................................................................  $   535,000      $   583,803
   7/01/06 ..........................................................................................      605,000          659,196
   7/01/07 ..........................................................................................      610,000          664,644
                                                                                                                        -----------
                                                                                                                         24,573,373
                                                                                                                        -----------
IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, 6.50%, 4/01/19 ..........................    1,000,000        1,117,600
                                                                                                                        -----------
ILLINOIS 4.0%
Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ...........................................      315,000          325,934
Blue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24 .............................    2,270,000        2,352,492
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
   5.25%, 12/01/30 ..................................................................................    2,000,000        2,014,540
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 .............      320,000          365,427
Chicago GO, Project and Refunding, FGIC Insured, 5.25%, 1/01/28 .....................................    9,775,000        9,848,997
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .....................................      100,000          110,113
Cicero GO, FSA Insured, 6.90%, 12/01/12 .............................................................    1,500,000        1,676,175
Cook County Community College District No. 508 COP, FGIC Insured,
   8.50%, 1/01/02 ...................................................................................    7,470,000        8,400,164
   8.75%, 1/01/05 ...................................................................................    5,000,000        6,185,150
Illinois Health Facilities Authority Revenue,
   Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ....................    4,452,000        4,851,166
   ETM, Refunding, Series B, MBIA Insured, 7.90%, 8/15/03 ...........................................      403,000          456,127
   ETM, Series 1990, FSA Insured, 7.75%, 8/15/10 ....................................................      105,000          136,703
   Michael Reese Hospital, ETM, Series A, FSA Insured, 7.60%, 2/15/05 ...............................    4,280,000        4,805,798
   Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..............    5,000,000        4,891,400
   Series 1990, FSA Insured, 7.75%, 8/15/10 .........................................................    2,525,000        2,699,503
   Series B, MBIA Insured, 7.90%, 8/15/03 ...........................................................    1,783,000        1,806,357
   Silver Cross Hospital, MBIA Insured, 7.00%, 8/15/21 ..............................................    1,000,000        1,088,460
Illinois State COP, FSA Insured, 6.95%, 7/01/13 .....................................................    5,750,000        6,387,330
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
   6.50%, 1/01/06 ...................................................................................      300,000          341,142
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick
   Place Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ......................    4,225,000        4,249,336
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .......................    2,000,000        2,140,180
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .................      300,000          389,052
Southwestern Illinois Development Authority Retirement Community Revenue, Meridian
   Village Project, GNMA Secured,
   5.25%, 8/20/23 ...................................................................................    1,000,000          990,460
   5.30%, 8/20/38 ...................................................................................    5,690,000        5,579,159
                                                                                                                        -----------
                                                                                                                         72,091,165
                                                                                                                        -----------
INDIANA .5%
Fort Wayne Hospital Authority Hospital Revenue, Ancillary System Inc., Parkview Memorial
   Hospital, Series A, FGIC Insured, Pre-Refunded, 7.50%, 11/15/11 ..................................      250,000          262,705
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
  Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ...........................................      250,000          271,423
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 .................      500,000          452,575
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 .....      500,000          540,640
Monroe County Hospital Authority Revenue, Bloomington Hospital Project, Refunding,
   BIG Insured, Pre-Refunded, 7.125%, 5/01/11 .......................................................    6,000,000        6,099,180
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC
   Insured, Pre-Refunded, 6.45%, 1/01/15 ............................................................    1,500,000        1,686,240
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 .................      185,000          201,587
                                                                                                                        -----------
                                                                                                                          9,514,350
                                                                                                                        -----------
IOWA .1%
Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.40%,
   7/01/20...........................................................................................      200,000          214,520
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding,
   Series B, MBIA Insured, 6.50%, 1/01/24 ...........................................................    2,115,000        2,223,478
                                                                                                                        -----------
                                                                                                                          2,437,998
                                                                                                                        -----------


                                                                              53
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 KANSAS .6%
 Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
    7.00%, 6/01/31 ...............................................................        $    3,350,000        $    3,636,827
 Cowley and Shawnee Counties SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ..               875,000               916,475
 Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
    5.80%, 11/15/21 ..............................................................             1,330,000             1,434,192
 Topeka Public Building Commission Revenue, Tenth and Jackson Projects,
    MBIA Insured, 5.00%, 6/01/24 .................................................             2,250,000             2,214,945
 Wichita Hospital Revenue, St. Francis, Refunding and Improvement,
    MBIA Insured, 6.25%, 10/01/10 ................................................             2,000,000             2,166,500
 Wichita Water and Sewer Utility Revenue, Refunding and Improvement,
    Series B, FGIC Insured, 6.00%, 10/01/12 ......................................             1,000,000             1,050,640
                                                                                                                --------------
                                                                                                                    11,419,579
                                                                                                                --------------
KENTUCKY 1.9%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ..............................................................             2,000,000             2,057,780
    5.50%, 6/01/28 ...............................................................             3,000,000             3,123,750
 Jefferson County Health Facilities Revenue,
    Alliant Health System Inc., Refunding, MBIA Insured, 5.125%, 10/01/27 ........            10,000,000             9,815,600
    Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.55%, 5/01/22 ......             1,000,000             1,082,630
 Jefferson County Health System Revenue, Alliant Health System Inc., MBIA Insured,
    5.20%, 10/01/28 ..............................................................             7,000,000             7,035,980
 Kenton County Water District No. 001 Waterworks Revenue, Series B, FGIC Insured,
    5.70%, 2/01/20 ...............................................................             1,250,000             1,328,413
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ...........             2,000,000             1,957,660
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%,
12/01/22..........................................................................             2,375,000             2,549,159
 Kentucky Economic Development Finance Authority Medical Center Revenue,
  Ashland Hospital Corp., Refunding and Improvement,
  Series A, FSA Insured, 6.125%, 2/01/12 .........................................             1,000,000             1,082,320
 Louisville and Jefferson County Metropolitan Sewer District Sewer and
  Drain System Revenue, Series A, AMBAC  Insured, Pre-Refunded, 6.75%, 5/15/25 ...             2,000,000             2,326,340
 Northern Kentucky University COP, Student Housing Facilities, FSA Insured,
  Pre-Refunded, 7.25%, 1/01/12 ...................................................             2,000,000             2,172,820
                                                                                                                --------------
                                                                                                                    34,532,452
                                                                                                                --------------
 LOUISIANA .4%
 Jefferson Parish Hospital Service District No. 2 Hospital Revenue, FSA Insured,
    5.00%, 7/01/28 ...............................................................             5,000,000             4,835,400
 Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, Series A,
  BIG Insured, Pre-Refunded, 8.00%, 7/01/05 ......................................             1,700,000             1,727,370
 New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ..               500,000               561,745
                                                                                                                --------------
                                                                                                                     7,124,515
                                                                                                                --------------
MAINE .7%
Maine State Health and Higher Educational Facilities Authority Revenue,
    Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 ......             2,000,000             2,191,900
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ..........................             2,000,000             2,333,360
    Series C, FSA Insured, 6.20%, 7/01/25 ........................................             2,015,000             2,213,316
 Maine State Turnpike Authority Revenue, MBIA Insured, Pre-Refunded, 6.00%,
    7/01/14 ......................................................................               525,000               588,793
    7/01/18 ......................................................................             2,500,000             2,803,775
 Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 ......................................................................             1,180,000             1,308,160
    9/01/12 ......................................................................               535,000               601,356
                                                                                                                --------------
                                                                                                                    12,040,660
                                                                                                                --------------
 MARYLAND .4%
 Maryland State CDA, Department of Housing and Community Development,
    Infrastructure Financing, Series A, AMBAC Insured,
    6.625%, 6/01/12 ..............................................................               245,000               265,004
    Pre-Refunded, 6.625%, 6/01/12 ................................................             1,755,000             1,950,191
    Pre-Refunded, 6.70%, 6/01/22 .................................................               820,000               913,070
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    University of Maryland Medical System,
    Refunding, FGIC Insured, 5.00%, 7/01/20 ......................................             3,000,000             2,976,480
    Series B, FGIC Insured, 7.00%, 7/01/22 .......................................               200,000               254,376
                                                                                                                --------------
                                                                                                                     6,359,121
                                                                                                                --------------

54
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 MASSACHUSETTS 7.2%
 Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
    6.00%, 11/01/21 ................................................................................$ 3,700,000      $   3,947,456
 Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ....          1,125,000          1,139,625
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Refunding, Series A,
  AMBAC Insured, 6.00%, 7/01/18 ............................................................          4,455,000          4,684,388
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ........................         10,000,000         10,797,000
    Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 .................          1,500,000          1,615,725
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 .....................          2,000,000          1,958,620
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .....................          5,000,000          4,843,150
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ....................          5,000,000          4,933,000
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ..........................          3,000,000          2,937,930
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ...................          1,000,000          1,009,260
    Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ................          9,220,000         10,110,375
    Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%, 7/01/21 ....          1,000,000          1,100,560
    McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15 ....................          1,085,000          1,187,229
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .......................          8,500,000          9,345,070
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ....................         12,200,000         12,397,274
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ..............................          8,000,000          7,921,440
    Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 ...................          2,000,000          2,191,500
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ...................          2,000,000          2,139,860
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ..................          3,000,000          3,342,300
    Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ...........................          5,000,000          5,184,050
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ....          5,000,000          5,528,800
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ......................................          3,000,000          3,052,440
 Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ......................................          4,000,000          4,330,560
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 .....................          1,590,000          1,640,785
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 .....................          1,560,000          1,609,826
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 .....................          2,155,000          2,223,831
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 .....................          2,910,000          3,002,945
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Sub. Lien,
    Refunding, Series B,
  MBIA Insured, 5.125%, 1/01/37 ............................................................          2,100,000          2,067,072
 Massachusetts State Water Resources Authority Revenue,
    Refunding, Series D, 5.00%, 8/01/24 ....................................................          5,000,000          4,880,300
    Series A, FGIC Insured, Pre-Refunded, 5.50%, 11/01/21 ..................................          3,000,000          3,326,880
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 ......          2,000,000          2,176,920
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 .........................          2,300,000          2,499,801
                                                                                                                     -------------
                                                                                                                       129,125,972
                                                                                                                     -------------
 MICHIGAN 4.2%
 Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ......................          1,000,000            976,310
 Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 .............................          6,000,000          5,836,920
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 ...............................          7,250,000          7,500,488
 Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 ................................................            750,000            765,435
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ...............................          5,500,000          5,909,750
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ..................................          2,000,000          2,244,680
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ............................................         10,000,000         11,151,200
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured, 6.10%, 4/01/19 ..................................................          5,000,000          5,501,800
 Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ........          2,000,000          2,024,880
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ............          6,725,000          6,605,362
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .............         10,000,000          9,582,100
    St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ..................          3,000,000          3,023,700
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ................          2,500,000          2,702,350

                                                                              55
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
   Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 ...............................       $   200,000       $   217,120
   Series BB, AMBAC Insured, 7.00%, 5/01/21 ...................................................           250,000           316,110
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 ........................         3,400,000         3,454,774
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 .................................         3,845,000         3,906,905
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ............................         3,180,000         3,200,717
                                                                                                                        -----------
                                                                                                                         74,920,601
                                                                                                                        -----------
MINNESOTA 2.0%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...........         2,000,000         2,143,300
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
   Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......................         5,000,000         5,345,950
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ........         2,135,000         2,253,001
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B,
   AMBAC Insured, 5.50%, 1/01/18 ..............................................................         2,100,000         2,174,886
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A,
   AMBAC Insured, 5.75%, 1/01/18 ..............................................................         2,870,000         3,038,900
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
   Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 .........................................         8,200,000         8,318,490
Washington County GO,
   Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ...........         1,200,000         1,284,648
   Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ...............         2,415,000         2,595,062
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
   6.125%, 1/01/16 ............................................................................         8,350,000         8,405,444
                                                                                                                        -----------
                                                                                                                         35,559,681
                                                                                                                        -----------
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
   Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ..........................................           200,000           283,330
                                                                                                                        -----------
MISSOURI .9%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding,
   Series A, FNMA Insured, 5.55%, 8/01/25 .....................................................         1,000,000         1,033,020
Missouri State HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ..............................           910,000           947,838
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
   Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ............................         1,000,000         1,084,650
Richmond Heights COP, Capital Improvement Projects, Series A, MBIA Insured, 5.30%, 8/15/17 ....         2,000,000         2,045,480
St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
   6.375%, 3/15/07 ............................................................................         2,850,000         3,079,254
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..............................           295,000           301,186
St. Louis Municipal Finance Corp. Leasehold Revenue,
   City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ....................         2,000,000         2,188,160
   Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ......................         2,025,000         2,281,203
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 .........................         2,950,000         3,166,412
                                                                                                                        -----------
                                                                                                                         16,127,203
                                                                                                                        -----------
MONTANA 1.2%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ....         4,475,000         4,868,934
Forsyth PCR, Washington Water Co., Refunding, Series A, MBIA Insured, 7.125%, 12/01/13 ........         5,000,000         5,221,900
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 .................................           750,000           823,500
Montana State Board Workers Compensation Investment Program, ETM, MBIA Insured, 6.875%,
   6/01/20.....................................................................................         8,500,000         9,134,440
Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
   Series C, MBIA Insured, 6.00%, 11/15/14 ....................................................         1,000,000         1,001,480
                                                                                                                        -----------
                                                                                                                         21,050,254
                                                                                                                        -----------
NEBRASKA 1.4%
Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, Pre-Refunded,
   6.35%, 12/01/19 ............................................................................         2,500,000         2,563,150
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
   ETM, MBIA Insured, 6.70%, 6/01/22 ..........................................................         2,500,000         2,937,500
   Series A, MBIA Insured, 5.375%, 6/01/19 ....................................................         2,715,000         2,784,667
   Series B, MBIA Insured, 5.375%, 6/01/17 ....................................................         5,000,000         5,159,400
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
   6.20%, 12/01/14 ............................................................................         2,000,000         2,167,700

56
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEBRASKA (CONT.)
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding,
    Series A, AMBAC Insured, 6.00%,
    4/01/15 ..................................................................................        $ 2,000,000        $ 2,162,620
    4/01/17 ..................................................................................          1,350,000          1,442,772
Nebraska Educational Finance Authority Revenue, Creighton University Project,
    AMBAC Insured, 5.95%, 1/01/11 ............................................................          1,000,000          1,092,350
Nebraska Investment Finance Authority Health Facilities Revenue, Children's
    Healthcare Services, AMBAC Insured, 5.50%, 8/15/27 .......................................          2,000,000          2,088,620
Nebraska Investment Finance Authority SFMR, Refunding,
    Series B, FGIC Insured, 8.00%, 7/15/17 ...................................................          2,200,000          2,245,320
    Series R1-A, FGIC Insured, 8.00%, 7/15/17 ................................................            135,000            135,296
                                                                                                                         -----------
                                                                                                                          24,779,395
                                                                                                                         -----------
NEVADA .4%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ........................          1,000,000          1,025,050
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ....................................            250,000            297,858
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 ........................          4,000,000          4,926,360
 Sparks GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 .....................................          1,695,000          1,772,139
                                                                                                                         -----------
                                                                                                                           8,021,407
                                                                                                                         -----------
NEW HAMPSHIRE 1.2%
New Hampshire Higher Education and Health Facilities Authority Revenue,
    Concord Hospital, Refunding, AMBAC Insured, 6.00%, 10/01/26 ..............................          4,300,000          4,687,301
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ...........................         11,000,000         11,683,100
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ...............................          4,000,000          4,333,280
                                                                                                                         -----------
                                                                                                                          20,703,681
                                                                                                                         -----------
NEW JERSEY 1.6%
Essex County Improvement Authority Lease, Jail and Youth House Projects,
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .............................................          3,000,000          3,539,340
    Refunding, AMBAC Insured, 5.35%, 12/01/24 ................................................          4,000,000          4,088,040
 Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
    AMBAC Insured, 6.00%, 12/01/20 ...........................................................          2,525,000          2,755,709
 Mantua Township School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10 .............          1,700,000          1,821,108
 Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ..........................................          3,575,000          3,663,231
 Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding,
    Series A, MBIA Insured, 6.00%, 7/01/15 ...................................................          2,000,000          2,142,840
 New Jersey Health Care Facilities Financing Authority Revenue,
    Community Medical Center, Series D, MBIA Insured, Pre-Refunded, 6.00%, 7/01/19 ...........          2,000,000          2,019,940
    Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ..............          3,000,000          3,062,490
 St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 ......................          5,000,000          4,936,000
 New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer, Series C,
    MBIA Insured, 7.375%, 10/01/17 ...........................................................            485,000            501,218
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 ...........................................................................            300,000            358,782
                                                                                                                         -----------
                                                                                                                          28,888,698
                                                                                                                         -----------
 NEW MEXICO .5%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
    6.375%, 12/15/22 .........................................................................          5,000,000          5,439,750
 Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 .............          2,000,000          2,106,420
 New Mexico Mortgage Finance Authority SFM Program, Series C, FGIC Insured, 8.625%,
    7/01/17 ..................................................................................            720,000            729,490
                                                                                                                         -----------
                                                                                                                           8,275,660
                                                                                                                         -----------
 NEW YORK 7.4%
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ....................            900,000          1,071,909
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 ..........................................................................          3,945,000          4,030,409
 New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 .....            105,000            116,321
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series A, MBIA Insured, Pre-Refunded, 7.25%, 6/15/15 .....................................          2,000,000          2,128,400
 New York City Trust Cultural Resources Revenue, New York Botanical Garden,
    MBIA Insured, 5.80%, 7/01/26 .............................................................          2,000,000          2,138,640
    New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .........................................          4,000,000          4,268,320
    City University, Series C, 7.00%, 7/01/14 ................................................          6,110,000          6,479,105
    City University, Series C, Pre-Refunded, 7.00%, 7/01/14 ..................................          2,545,000          2,716,660
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ..................          1,500,000          1,617,375
    Pace University, MBIA Insured, 5.70%, 7/01/22 ............................................          7,500,000          8,000,025

                                                                              57
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Revenue, (cont.)
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................................      $  2,500,000      $  2,706,275
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ......................................         1,230,000         1,256,666
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ........................................        15,000,000        15,900,150
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .....................................         4,000,000         4,093,480
New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 ........................         5,000,000         5,276,250
New York State Energy Research and Development Authority PCR,
    Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 ...............................         2,000,000         2,102,440
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ............         3,500,000         3,794,070
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ......         5,000,000         5,399,950
New York State Medical Care Facilities Finance Agency Revenue,
    North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, Pre-Refunded,
    7.20%, 11/01/20 ............................................................................         3,000,000         3,244,260
    Presbyterian Hospital, FHA Mortgage, Series A, MBIA Insured, 5.375%, 2/15/25 ...............         3,055,000         3,143,137
New York State Tollway Authority General Revenue,
    Series B, MBIA Insured, 5.00%, 1/01/20 .....................................................         6,635,000         6,592,072
    Series C, FGIC Insured, Pre-Refunded, 6.00%, 1/01/25 .......................................         7,815,000         8,787,499
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
    International Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 .............................         9,000,000         9,765,450
Port Authority of New York and New Jersey Revenue, Consolidated,
    102nd Series, MBIA Insured, 5.625%, 10/15/17 ...............................................         5,000,000         5,197,550
    102nd Series, MBIA Insured, 5.875%, 10/15/27 ...............................................        10,000,000        10,624,800
    109th Series, FGIC Insured, 5.375%, 7/15/22 ................................................        10,000,000        10,312,200
Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 ....................................................         1,495,000         1,499,171
                                                                                                                        ------------
                                                                                                                         132,262,584
                                                                                                                        ------------
NORTH CAROLINA 1.7%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...................................         1,000,000         1,070,590
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    AMBAC Insured, 5.75%, 10/01/26 .............................................................         1,150,000         1,225,774
MBIA Insured, 5.00%, 10/01/28 ..................................................................         7,000,000         6,820,380
North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Series B, 5.00%, 10/01/28 ...........................................        11,300,000        10,943,485
North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ......................................         5,000,000         4,923,200
    Wyne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ..................         5,000,000         4,880,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    ETM, MBIA Insured, 6.50%, 1/01/10 ..........................................................            20,000            23,131
    MBIA Insured, 6.50%, 1/01/10 ...............................................................            80,000            83,095
                                                                                                                        ------------
                                                                                                                          29,970,455
                                                                                                                        ------------
NORTH DAKOTA .4%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
    5.625%, 8/15/27 ............................................................................         5,500,000         5,809,100
North Dakota State Building Authority Lease Revenue, Department of Corrections and
    Rehabilitation, Series B, AMBAC Insured, Pre-Refunded, 7.40%, 6/01/10 ......................           150,000           157,521
North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured,
    6.75%, 6/01/11 .............................................................................           300,000           321,519
                                                                                                                        ------------
                                                                                                                           6,288,140
                                                                                                                        ------------
OHIO 3.8%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 ........         2,000,000         2,107,740
Cleveland Airport Systems Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ......................         6,000,000         5,916,360
Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ...........................         2,750,000         2,727,120
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ......................................         1,625,000         1,779,911
Elyria GO, FGIC Insured, 5.40%, 12/01/17 .......................................................         2,400,000         2,465,424
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
    5.00%, 12/01/27 ............................................................................         3,250,000         3,186,593
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .....................         3,015,000         3,064,175
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..................         1,750,000         1,866,515

58
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

OHIO (CONT.)
Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
    MBIA Insured, Pre-Refunded, 7.50%, 4/01/14 .........................................................  $12,720,000    $13,017,775
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 .................................................    3,105,000      3,257,362
Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial
    Interest, AMBAC Insured, 5.375%, 2/15/24 ...........................................................    5,500,000      5,624,740
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 ..   15,900,000     17,575,860
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .................    2,950,000      2,962,567
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ...................................    3,100,000      3,189,559
                                                                                                                         -----------
                                                                                                                          68,741,701
                                                                                                                         -----------
OKLAHOMA .7%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ..............................      595,000        630,611
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ......................................      300,000        344,223
Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%,
    7/01/06 ............................................................................................    5,000,000      5,164,050
Muskogee County, HFAR, SFMR, Refunding, Series A,
    FGIC Insured, 7.60%, 12/01/10 ......................................................................      420,000        435,124
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC Insured, 6.00%,
    1/01/12 ............................................................................................    2,000,000      2,144,120
 Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
    AMBAC Insured, Pre-Refunded, 7.375%, 7/01/26 .......................................................      250,000        268,070
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 ..........      250,000        263,123
 Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, 6.75%, 12/01/14 .........    3,270,000      3,706,970
                                                                                                                         -----------
                                                                                                                          12,956,291
                                                                                                                         -----------
OREGON 1.9%
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 .......................    3,000,000      3,374,610
 Clackamas Community College District, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ......................    2,500,000      2,788,750
 Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%, 6/01/09 .......    1,500,000      1,568,895
 Josephine County School District No. 7, FGIC Insured, 5.70%, 6/01/13 ..................................    5,000,000      5,373,450
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
    5.00%, 8/15/24 .....................................................................................    3,655,000      3,592,902
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%, 12/01/22 .....    1,000,000      1,056,070
 Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ............      700,000        749,364
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 .....................    1,500,000      1,554,735
 Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, 5.80%, 5/01/24 ......................................................................    5,000,000      5,417,250
    MBIA Insured, 5.70%, 5/01/17 .......................................................................    1,000,000      1,069,830
 Port of Portland International Airport Revenue, Portland International Airport, Series 11,
    FGIC Insured, 5.625%, 7/01/26 ......................................................................    1,000,000      1,051,390
 Washington County Unified Sewer Agency Revenue,
    senior lien, FGIC Insured, 5.50%, 10/01/16 .........................................................    1,845,000      1,945,054
    senior lien, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...............................    1,000,000      1,118,500
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
    St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 .........    3,000,000      3,296,430
                                                                                                                         -----------
                                                                                                                          33,957,230
                                                                                                                         -----------
PENNSYLVANIA 1.6%
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ................................    2,000,000      2,246,240
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
    Series B, 6.375%, 7/01/18 ..........................................................................    5,000,000      5,511,650
 Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc., Refunding, Series A,
    MBIA Insured, 7.00%, 7/01/15 .......................................................................      100,000        105,625
 Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 .......    8,000,000      8,642,400
 Pennsylvania Convention Center Authority Revenue, ETM, Series A, FGIC Insured, 6.00%, 9/01/19 .........      500,000        567,820
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B, MBIA Insured,
  Pre-Refunded, 8.00%, 11/01/09 ........................................................................    2,740,000      2,759,235
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P,
    AMBAC Insured, 6.00%, 12/01/17 .....................................................................      500,000        536,335
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25 ....    4,000,000      4,329,160
 Philadelphia Water and Wastewater Revenue, Refunding, FSA Insured, 5.50%, 6/15/15 .....................    1,000,000      1,038,050
 Pittsburgh Water and Sewer System Authority Revenue, ETM, Refunding, FGIC Insured, 7.25%, 9/01/14 .....       90,000        110,444
 Quaker Valley School District, FGIC Insured, Pre-Refunded, 5.70%, 1/15/19 .............................    2,000,000      2,187,060
                                                                                                                         -----------
                                                                                                                          28,034,019
                                                                                                                         -----------


                                                                              59
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

RHODE ISLAND 1.3%
 Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ...............     $ 2,100,000     $ 2,347,317
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ..............................................       3,000,000       3,182,940
 Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
   MBIA Insured, 5.80%, 9/01/22 ....................................................................      10,000,000      10,731,600
 Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
   Insured, Pre-Refunded, 6.75%, 6/01/25 ...........................................................       2,000,000       2,305,660
 Rhode Island State GO, Series A, FGIC Insured, 6.25%, 6/15/07 .....................................         175,000         190,176
 Rhode Island State Health and Educational Building Corp. Revenue,
   Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured,
   Pre-Refunded, 7.25%, 11/15/24 ...................................................................       2,000,000       2,377,080
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .....................       1,750,000       1,890,035
                                                                                                                         -----------
                                                                                                                          23,024,808
                                                                                                                         -----------
SOUTH CAROLINA .4%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
   6.00%, 1/01/16 ..................................................................................         250,000         265,963
 Edgefield County School District, ETM, Refunding, FSA Insured, 8.50%, 2/01/01 .....................         250,000         273,388
 Lexington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19 ....................................       2,320,000       2,409,204
 Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 .........         200,000         232,674
 Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
   ETM, Series A, FSA Insured, 7.125%, 7/01/17 .....................................................       3,000,000       3,618,780
 Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA Insured,
   5.50%, 6/01/27 ..................................................................................         500,000         517,910
                                                                                                                         -----------
                                                                                                                           7,317,919
                                                                                                                         -----------
SOUTH DAKOTA 1.0%
 Brookings COP, AMBAC Insured, 5.10%, 12/01/18 .....................................................       5,000,000       4,968,850
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .........................................       4,800,000       5,074,848
 Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10 ........................       2,000,000       2,151,640
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 .................................       2,095,000       2,138,618
 South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ................................       2,720,000       3,330,858
 South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding,
   Series A, MBIA Insured, 5.50%, 4/01/17 ..........................................................          20,000          20,560
                                                                                                                         -----------
                                                                                                                          17,685,374
                                                                                                                         -----------
TENNESSEE 1.1%
 Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA
   Insured, 6.00%, 7/01/24 .........................................................................       1,420,000       1,468,947
 Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and
   Improvement, MBIA Insured,
    5.125%, 7/01/25 ................................................................................       5,000,000       4,897,050
    5.25%, 7/01/28 .................................................................................       8,500,000       8,461,495
 Johnson County PBA Revenue, Public Facilities, MBIA Insured, 5.125%, 9/01/20 ......................       1,665,000       1,678,070
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..........         200,000         215,222
 Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ...................................       3,000,000       3,369,030
                                                                                                                         -----------
                                                                                                                          20,089,814
                                                                                                                         -----------
TEXAS 8.3%
 Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ....................................................       1,000,000       1,150,520
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 ...........................................       3,000,000       3,289,920
 Austin Utility System Revenue,
    FGIC Insured, 6.00%, 5/15/15 ...................................................................          35,000          36,164
    Refunding, FGIC Insured, 6.00%, 5/15/15 ........................................................          15,000          15,324
 Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's
  Medical, Refunding, FSA Insured, 5.30%, 12/01/23 .................................................       5,000,000       5,065,050
 Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 ..................................       2,780,000       2,867,209
 Brazos River Authority Revenue, Houston Light and Power Co.. Project, Refunding, Series A,
   AMBAC Insured, 6.70%, 3/01/17 ...................................................................       2,000,000       2,172,860
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 1/01/17 .........      12,230,000      13,255,608
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...................................................         675,000         706,394
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 ..................................         540,000         566,514
 Faulkey Gully MUD, GO, AMBAC Insured, 6.625%, 3/01/07 .............................................       1,520,000       1,646,637
 Fort Bend County Levee ID No. 011, AMBAC Insured, 6.00%,
    9/01/21 ........................................................................................       1,395,000       1,530,622
    9/01/22 ........................................................................................       1,495,000       1,640,344
    9/01/23 ........................................................................................       1,610,000       1,765,574


60
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

TEXAS (CONT.)
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical Center
  Project, Refunding, AMBAC Insured, 6.875%, 11/01/10 ..............................................    $  2,700,000    $  2,834,163
Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 2/15/10 .........       2,350,000       2,858,846
Harris County Toll Road,
   senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ............................................       1,580,000       1,732,565
   senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ...........................................         240,000         243,636
   Series A, FGIC Insured, 6.50%, 8/15/11 ..........................................................          35,000          38,119
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21 ..................       2,500,000       2,681,125
Houston Water and Sewer System Revenue,
   junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 ...............................         935,000       1,005,574
   junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 .................................         500,000         533,320
   Series A, MBIA Insured, 6.375%, 12/01/22 ........................................................       1,840,000       2,019,455
   Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 ..........................................       4,540,000       5,056,788
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, 8.875%, 12/01/12 ...............         665,000         666,230
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
   AMBAC Insured, 7.50%, 12/15/14 ..................................................................         200,000         212,082
   Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...............................................      12,850,000      13,442,000
Matagorda County Navigation District No. 1 Revenue,
   Houston Industries Inc. Project, Refunding, Series A, MBIA Insured, 5.25%, 11/01/29 .............       3,185,000       3,193,026
   Houston Industries Inc. Project, Refunding, Series B, MBIA Insured, 5.15%, 11/01/29 .............       2,750,000       2,741,393
   Houston Light and Power Co., Refunding, Series C, FGIC Insured, 7.125%, 7/01/19 .................       2,000,000       2,063,160
   Houston Light and Power Co., Refunding, Series E, FGIC Insured, 7.20%, 12/01/18 .................         100,000         104,614
Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 .................................       6,000,000       6,066,480
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC
  Insured, 5.45%, 2/15/25 ..........................................................................       1,450,000       1,485,018
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
  FGIC Insured, 6.55%, 10/01/22 ....................................................................       3,250,000       3,537,853
San Antonio Water Revenue,
   Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .........................................       3,250,000       3,404,343
   senior lien, MBIA Insured, 6.50%, 5/15/10 .......................................................       2,920,000       3,166,360
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
   5.125%, 8/15/20 .................................................................................       2,870,000       2,870,890
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ................................       2,500,000       2,716,575
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
   6.40%, 1/01/22 ..................................................................................       1,055,000       1,124,187
Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .................       1,170,000       1,258,405
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
  Methodist Health, ETM, MBIA Insured, 6.00%, 9/01/24 ..............................................       3,250,000       3,527,778
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
  Hospital, MBIA Insured, 5.125%, 5/15/21 ..........................................................       2,905,000       2,883,852
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
  Refunding, Series B, MBIA Insured,
   6.25%, 8/15/22 ..................................................................................       2,500,000       2,724,075
   6.375%, 8/15/23 .................................................................................       4,885,000       5,347,268
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
  5.00%, 1/01/20 ...................................................................................       7,250,000       7,129,723
Texas Water Resources Finance Authority Revenue, AMBAC Insured, 7.50%, 8/15/13 .....................       5,185,000       5,279,626
Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 ..............................................       2,435,000       2,510,022
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.50%, 11/01/17 ..........................................................       1,000,000       1,051,840
   Series C, FSA Insured, 5.60%, 11/01/27 ..........................................................       1,430,000       1,503,759
   Series D, FSA Insured, 5.375%, 11/01/27 .........................................................      14,500,000      14,404,445
                                                                                                                        ------------
                                                                                                                         149,127,335
                                                                                                                        ------------
US TERRITORIES .1%
   District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ......................         740,000         747,400
                                                                                                                        ------------
UTAH 1.3%
Intermountain Power Agency Power Supply Revenue, Refunding,
   Series A, AMBAC Insured, 5.50%, 7/01/20 .........................................................       4,680,000       4,810,338
   Series B, MBIA Insured, 5.75%, 7/01/19 ..........................................................       3,250,000       3,548,058
Provo Electric System Revenue, ETM, Refunding, Series A, AMBAC Insured, 10.375%, 9/15/15 ...........          40,000          58,632
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
   8/15/21 .........................................................................................       5,000,000       5,044,350
   8/15/26 .........................................................................................       5,000,000       5,033,150


                                                                              61
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)


UTAH (CONT.)
 Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..........    $ 1,080,000    $ 1,162,814
 White City Water Implementation District GO, Refunding, AMBAC Insured, 5.30%, 2/01/25 ...............      3,435,000      3,476,873
                                                                                                                         -----------
                                                                                                                          23,134,215
                                                                                                                         -----------
VERMONT .7%
 Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19 ...................      1,740,000      1,884,959
 Vermont COP, MBIA Insured, Pre-Refunded, 7.25%, 6/15/11 .............................................      2,205,000      2,357,145
 Vermont HFA, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ........................      6,630,000      6,630,000
 Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 .................................      1,000,000      1,073,300
                                                                                                                         -----------
                                                                                                                          11,945,404
                                                                                                                         -----------
VIRGINIA 1.5%
 Chesapeake Bay Bridge and Tunnel Commission District Revenue, General Resolution, Refunding,
    MBIA Insured, 5.75%, 7/01/25 .....................................................................      9,850,000     10,363,284
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
    6/01/12 ..........................................................................................      5,000,000      5,482,350
 Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
    6.50%, 10/01/24 ..................................................................................      1,000,000      1,142,630
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%,
    7/01/28 ..........................................................................................      3,405,000      3,337,990
 Spotsylvania County Water and Sewer System Revenue GO, MBIA Insured, 5.40%, 6/01/27 .................      3,850,000      3,965,731
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
   MBIA Insured,
    5.00%, 10/01/18 ..................................................................................      1,000,000        992,560
    5.25%, 10/01/28 ..................................................................................      2,420,000      2,451,339
                                                                                                                         -----------
                                                                                                                          27,735,884
                                                                                                                         -----------
WASHINGTON 5.1%
 Bellingham Housing Authority Revenue, Cascade Meadows Project, Refunding, MBIA Insured, 5.20%,
    11/01/27 .........................................................................................      4,000,000      4,014,800
 Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .....................        900,000        988,686
 Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 ..................................        850,000        915,085
 Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Second Series, Series B, AMBAC Insured,
    6.75%, 1/01/23 ...................................................................................      2,000,000      2,152,800
 King County Public Hospital District No. 001 Hospital Facilities Revenue, Valley Medical Center,
    King County Sewer, MBIA Insured, 6.125%, 1/01/33 .................................................      3,000,000      3,234,270
 Kitsap County School District No. 100-C, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ................      1,015,000      1,102,534
 Klickitat County PUD No. 001 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ..................................................................................      1,000,000      1,061,900
    5.75%, 10/01/27 ..................................................................................      1,000,000      1,066,150
 Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%, 12/01/11 ......      1,040,000
                                                                                                                           1,186,058
 Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ...................      1,000,000      1,062,840
 Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ..................................................      2,000,000      2,191,100
 Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 ...........................................      2,890,000      3,219,142
 Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured, Pre-Refunded, 6.30%,
    1/01/33 ..........................................................................................     11,000,000     12,202,520
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 .........................................      2,000,000      2,132,180
 Snohomish County PUD No. 1 Electric Revenue, Generation System, ETM, FGIC Insured, 6.65%,
    1/01/16 ..........................................................................................      4,250,000      4,617,923
 Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue, Multi-Purpose Arena
    Project, AMBAC Insured, 6.50%, 1/01/18 ...........................................................      5,000,000      5,364,350
 Tacoma Electric System Revenue, Refunding,
    AMBAC Insured, 6.25%, 1/01/11 ....................................................................        500,000        536,615
    FGIC Insured, 6.25%, 1/01/15 .....................................................................      6,190,000      6,766,103
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................................      3,400,000      3,541,406
 Thurston and Pierce Counties Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ............      1,305,000      1,464,458
 Washington State Health Care Facilities Authority Revenue, Swedish Health Services, Refunding,
    AMBAC Insured, 5.50%, 11/15/28 ...................................................................     15,370,000     15,837,094
 Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%, 7/01/32 ............      2,850,000      2,939,205
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
    Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ................................................        420,000        450,912
    Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 .............................................      2,500,000      2,692,775
 Washington State University Revenues, Housing and Dining System, Refunding, MBIA Insured, 6.40%,
    10/01/24 .........................................................................................      6,130,000      6,794,431
 Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 ...................................................................         80,000         86,106
    Refunding, 6.375%, 10/01/21 ......................................................................        770,000        808,369
    Refunding, MBIA Insured, 6.70%, 10/01/11 .........................................................        235,000        249,852


62
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

WASHINGTON (CONT.)
 Whatcom County School District No. 501, GO, Bellingham, FGIC Insured, 6.125%, 12/01/13 ..........   $    2,000,000   $    2,237,820
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ...............          350,000          379,656
                                                                                                                      --------------
                                                                                                                          91,297,140
                                                                                                                      --------------
WEST VIRGINIA 1.5%
 Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC
    Insured, 6.75%, 8/01/24 ......................................................................       11,560,000       12,877,493
 Monongalia County Building Community Hospital Revenue, Monongalia General Hospital,
    Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 ............................................        1,000,000        1,066,190
 West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 .................................        5,000,000        4,867,450
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ................        2,250,000        2,443,545
 West Virginia State Water Development Authority Revenue,
    Loan Program II, Series B, FSA Insured, Pre-Refunded, 7.50%, 11/01/29 ........................        3,000,000        3,147,390
    Loan Program, Refunding, Series A, FSA Insured, 7.00%, 11/01/25 ..............................        2,750,000        2,980,093
                                                                                                                      --------------
                                                                                                                          27,382,161
                                                                                                                      --------------
WISCONSIN 1.6%
 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 .................................................................        3,000,000        3,772,350
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Aurora Health Care Inc., Refunding, MBIA Insured, 5.25%, 8/15/27 .............................       20,275,000       20,404,152
    SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ..........................          500,000          532,720
 Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ............................        1,965,000        2,031,869
    Series A, FSA Insured, 7.50%, 1/15/09 ........................................................        2,000,000        2,066,020
                                                                                                                      --------------
                                                                                                                          28,807,111
                                                                                                                      --------------
WYOMING 1.3%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA
    Insured, 5.90%, 1/01/16 ......................................................................          500,000          532,760
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
    6.00%, 9/15/24 ...............................................................................        9,885,000       10,699,623
 University of Wyoming Revenues, Facilities, MBIA Insured, 7.10%, 6/01/10 ........................        2,245,000        2,335,631
 Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ......................................        6,750,000        6,997,793
 Wyoming Municipal Power Agency Power Supply System Revenue, Refunding, Series A, MBIA
    Insured, 6.125%, 1/01/16 .....................................................................        2,000,000        2,154,040
                                                                                                                      --------------
                                                                                                                          22,719,847
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,662,859,661) ...............................................                     1,773,752,781
                                                                                                                      --------------
(a)SHORT TERM INVESTMENTS .5%
 Arkansas State Development Finance Authority Higher Education, Capital Asset, Series A, FGIC
    Insured, Weekly VRDN and Put, 3.00%, 12/01/15 ................................................          100,000          100,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 2.40%, 12/01/10 ..........          500,000          500,000
 Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.00%, 12/01/28 .............          500,000          500,000
 Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 2.85%, 8/01/16         2,600,000        2,600,000
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series D, Daily VRDN and Put,
    3.05%, 5/01/29 ...............................................................................        2,250,000        2,250,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1,
    Refunding, Daily VRDN and Put, 2.95%, 9/01/30 ................................................        1,600,000        1,600,000
 New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series C, FGIC
    Insured, Daily VRDN and Put, 3.00%, 6/15/23 ..................................................        1,400,000        1,400,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,950,000) ..................................................                         8,950,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,671,809,661) 99.5% ...................................................                     1,782,702,781
 OTHER ASSETS, LESS LIABILITIES .5% ..............................................................                         9,477,293
                                                                                                                      --------------
 NET ASSETS 100.0% ...............................................................................                    $1,792,180,074
                                                                                                                      ==============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


63
FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                ---------------------------------------------------------------------------
CLASS A                                             1999            1998           1997            1996(1)         1995
                                                -----------     -----------    -----------        ---------     -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........     $     11.75     $     11.54    $     11.65        $   11.34     $     11.81
                                                -----------     -----------    -----------        ---------     -----------

Income from investment operations:
 Net investment income ....................             .59             .61            .63              .66             .66
 Net realized and unrealized gains (losses)             .03             .35           (.10)             .31            (.47)
                                                -----------     -----------    -----------        ---------     -----------
Total from investment operations ..........             .62             .96            .53              .97             .19
                                                -----------     -----------    -----------        ---------     -----------
Less distributions from:
 Net investment income ....................            (.59)           (.61)          (.64)(2)         (.66)           (.66)
 In excess of net investment income .......            --              (.01)           --               --              --
 Net realized gains .......................            (.07)           (.13)           --               --              --
                                                -----------     -----------    -----------        ---------     -----------
Total distributions .......................            (.66)           (.75)          (.64)            (.66)           (.66)
                                                -----------     -----------    -----------        ---------     -----------
Net asset value, end of year ..............     $     11.71     $     11.75    $     11.54        $   11.65     $     11.34
                                                ===========     ===========    ===========        =========     ===========
Total return* .............................            5.36%           8.50%          4.75%            8.80%           1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........     $   340,109     $   328,147    $   325,065        $ 301,529     $   288,331
Ratios to average net assets:
 Expenses .................................            .68%            .68%            .68%             .69%            .67%
 Net investment income ....................           4.99%           5.21%           5.51%            5.67%           5.89%
Portfolio turnover rate ...................           6.80%          30.46%          29.22%           10.29%          16.90%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........     $    11.80      $    11.59     $     11.69        $   11.36
                                                ----------      ----------     -----------        ---------

Income from investment operations:
 Net investment income ....................            .52             .55             .57              .50
 Net realized and unrealized gains (losses)            .03             .34            (.09)             .32
                                                ----------      ----------     -----------        ---------
Total from investment operations ..........            .55             .89             .48              .82
                                                ----------      ----------     -----------        ---------
Less distributions from:
 Net investment income ....................           (.52)           (.55)           (.58)(2)         (.49)
 Net realized gains .......................           (.07)           (.13)            --               --
                                                ----------      ----------     -----------        ---------
Total distributions .......................           (.59)           (.68)           (.58)            (.49)
                                                ----------      ----------     -----------        ---------
Net asset value, end of year ..............     $    11.76      $    11.80     $     11.59        $   11.69
                                                ==========      ==========     ===========        =========
Total return* .............................           4.74%           7.86%           4.22%            7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........     $   26,271      $   13,937     $     6,378        $   2,759
Ratios to average net assets:
 Expenses .................................           1.24%           1.25%           1.25%            1.26%**
 Net investment income ....................           4.44%           4.59%           4.96%            5.06%**
Portfolio turnover rate ...................           6.80%          30.46%          29.22%           10.29%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


64
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                     PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%

Amesbury GO, FGIC Insured, 5.00%, 3/15/18 .......................................................   $ 1,500,000   $ 1,503,765
 Ashburnham and Westminister Regional School District, MBIA Insured, 6.00%, 12/15/13 ............     2,700,000     2,950,236
 Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
    7/01/11 .....................................................................................     1,045,000     1,146,950
    7/01/12 .....................................................................................     1,045,000     1,144,327
    7/01/13 .....................................................................................       685,000       748,390
    7/01/14 .....................................................................................       755,000       822,610
 Blackstone-Milville School District, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 .....................................................................................       705,000       779,244
    5/01/09 .....................................................................................       750,000       828,983
    5/01/10 .....................................................................................       795,000       878,721
 Boston GO, Refunding, Series B, FGIC Insured, 5.25%, 4/01/14 ...................................     3,335,000     3,474,170
 Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ........    10,500,000    10,840,305
 Boston Water and Sewer Commission Revenue, Series A, GNMA Secured, Pre-Refunded, 7.10%, 11/01/19     1,400,000     1,465,142
 Central Berkshire GO, School District, MBIA Insured, Pre-Refunded, 7.25%, 6/01/08 ..............     1,095,000     1,169,657
 Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .........................     1,750,000     1,783,688
 Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
    GNMA Secured, 6.65%, 2/20/32 ................................................................     1,650,000     1,744,958
 Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
    10/15/08 ....................................................................................       500,000       542,620
    10/15/09 ....................................................................................       500,000       540,010
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 ...................     1,000,000     1,164,950
 Hudson GO, MBIA Insured, 6.00%,
    5/15/13 .....................................................................................       250,000       272,748
    5/15/14 .....................................................................................       240,000       261,134
 Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 .............................................................................     1,000,000     1,084,830
    6.625%, 10/15/15 ............................................................................       500,000       541,160
 Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 ......................................       450,000       479,268
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 .............................................................................       210,000       258,044
    7.30%, 11/01/08 .............................................................................       210,000       260,679
    7.40%, 11/01/09 .............................................................................       210,000       265,188
 Lynn Water and Sewer Commission General Revenue, Series A,
    FSA Insured, 5.125%, 12/01/17 ...............................................................     3,000,000     3,033,030
    MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 .................................................     4,000,000     4,344,560
 Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ................................     1,685,000     1,711,539
 Martha's Vineyard Regional High School District No. 100, AMBAC Insured,
    6.55%, 12/15/10 .............................................................................       830,000       945,901
    6.60%, 12/15/11 .............................................................................       725,000       831,321
    6.65%, 12/15/12 .............................................................................       880,000     1,011,296
    6.70%, 12/15/14 .............................................................................       210,000       240,813
 Mashpee GO, MBIA Insured, 5.50%, 2/01/17 .......................................................     2,000,000     2,106,120
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .......................................       500,000       548,850
 Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ....................     2,500,000     3,049,500
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/26 ........................................     1,470,000     1,630,377
    Series B, AMBAC Insured, 5.375%, 3/01/25 ....................................................     4,570,000     4,651,666
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09      1,740,000     1,829,819
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Series D, MBIA
    Insured, 6.125%, 7/01/19 ....................................................................     4,395,000     4,717,197
 Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11 ...............................................................     1,665,000     1,786,379
    MBIA Insured, 6.50%, 8/01/11 ................................................................       855,000       917,330
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 .................     1,500,000     1,610,385
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .............................     5,000,000     5,398,500
    Bentley College, Series I, MBIA Insured, 6.125%, 7/01/17 ....................................     1,250,000     1,336,400
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ............................     5,500,000     5,965,025
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ..................     1,900,000     1,960,439


                                                                              65
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
   Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 7/01/19 .....................    $ 4,000,000    $ 4,135,920
   Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ...........................................         20,000         21,608
   Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21 .............................      2,230,000      2,430,745
   Boston College, Series L, 5.00%, 6/01/26 ..........................................................      5,000,000      4,897,600
   Brigham and Women's Hospital, Series C, MBIA Insured, Pre-Refunded, 7.00%, 6/01/18 ................        500,000        514,840
   Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .........................      1,000,000      1,001,070
   Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ...............................      2,500,000      2,466,500
   Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ..........................      2,200,000      2,353,714
   Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 ............      1,000,000      1,114,100
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...............................      5,595,000      5,781,985
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...............................      7,720,000      7,923,268
   Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ..................      1,000,000      1,078,220
   Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..............................     26,730,000     26,977,520
   Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ................      2,500,000      2,683,975
   Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ...........................     11,465,000     12,572,175
   McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15 ...............................      1,280,000      1,400,602
   Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ...........................................      2,400,000      2,539,824
   Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .....................................      6,500,000      7,225,205
   New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22 ...........      1,895,000      2,111,125
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .................................      1,300,000      1,401,946
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .................................      6,750,000      7,419,263
   Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ................................      1,250,000      1,338,775
   Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..................................      3,900,000      4,287,738
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...............................      5,000,000      5,080,850
   Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .........................................      2,600,000      2,574,468
   Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...............................................      2,500,000      2,436,725
   Stonehill College, MBIA Insured, 6.55%, 7/01/12 ...................................................        495,000        542,772
   Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 ..............................      3,000,000      3,287,250
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 ..........................      1,025,000      1,103,423
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 ..........................        515,000        554,732
   Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 ...........................        395,000        438,229
   Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ........................................      1,690,000      1,776,477
   Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ..................................      3,000,000      3,259,200
   Tufts University, FGIC Insured, 5.95%, 8/15/18 ....................................................      5,000,000      5,328,150
   University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 .........................      1,500,000      1,606,005
   Wellesley College, Series F, 5.125%, 7/01/39 ......................................................      5,000,000      5,001,900
   Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10 ..........      1,820,000      1,936,462
   Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.25%, 7/01/19 ..............................      3,000,000      3,101,460
   Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..........................................      2,500,000      2,578,925
Massachusetts State HFA,
   Housing Development, Series D, MBIA Insured, 5.40%, 6/01/20 .......................................      4,270,000      4,338,021
   Housing Revenue, SF, Series 53, MBIA Insured, 6.15%, 12/01/29 .....................................      2,500,000      2,633,725
   Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25 ......................................      5,080,000      5,162,855
   Housing Revenue, SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 ...................................      1,500,000      1,570,590
   MFHR, Section 8 Assisted, ETM, Series A, GNMA Secured, 7.00%, 4/01/21 .............................        430,000        522,523
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Co.,
   Series A, AMBAC Insured, 5.875%, 7/01/17 ..........................................................      4,000,000      4,279,600
Massachusetts State Industrial Finance Agency Revenue,
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.375%, 10/01/09 ............................        750,000        833,798
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 .............................      3,105,000      3,459,281
   Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ......................................      7,075,000      7,335,431
   College of the Holy Cross, MBIA Insured, 5.00%, 9/01/23 ...........................................      2,050,000      2,001,887
   College of the Holy Cross, Refunding, MBIA Insured, 5.625%, 3/01/26 ...............................      1,000,000      1,039,690
   Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...............      2,010,000      2,222,578
   Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19 ..............................      1,000,000      1,040,920
   Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ...........................................      2,665,000      2,712,570
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/17 ................................................      1,000,000      1,045,330
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ................................................      1,560,000      1,606,675


66
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Massachusetts State Industrial Finance Agency Revenue, (cont.)
   Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ...............................................      $3,510,000      $3,571,355
   Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ...............................................       2,000,000       2,012,520
   Trustees Deerfield Academy, 5.25%, 10/01/27 .....................................................       2,800,000       2,854,544
   Western New England College, AMBAC Insured, 5.00%, 7/01/28 ......................................       4,000,000       3,885,880
   WGBH Educational Foundation, AMBAC Insured, 5.00%, 3/01/28 ......................................       1,250,000       1,220,088
   Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .......................       3,720,000       3,748,532
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .............       3,500,000       3,635,765
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ............       4,000,000       3,973,320
Massachusetts State Port Authority Revenue,
   Series A, FGIC Insured, 7.50%, 7/01/20 ..........................................................       3,980,000       4,238,421
   Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20 ............................................       1,220,000       1,308,487
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ..............................       2,215,000       2,289,313
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ..............................       2,610,000       2,693,363
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/27 ..............................       1,500,000       1,547,910
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ...............................       7,450,000       7,761,559
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ...............................       3,000,000       3,125,460
   US Air Project, Series A, MBIA Insured, 5.875%, 9/01/23 .........................................       4,500,000       4,770,315
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Series A, MBIA
   Insured, 5.00%,
   1/01/37 .........................................................................................       5,500,000       5,300,790
   1/01/27 .........................................................................................       4,500,000       4,387,455
Massachusetts State Turnpike Authority Western Turnpike Revenue, Series A, MBIA Insured,
   5.55%, 1/01/17 ..................................................................................       1,865,000       1,875,164
Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
   5.00%, 3/01/22 ..................................................................................       1,500,000       1,465,920
Melrose Municipal Purpose GO, MBIA Insured,
   6.00%, 8/15/11 ..................................................................................         200,000         219,838
   6.05%, 8/15/12 ..................................................................................         200,000         220,114
   6.10%, 8/15/13 ..................................................................................         200,000         220,286
   6.10%, 8/15/14 ..................................................................................         200,000         219,672
Millis School Project GO, Unlimited Tax, AMBAC Insured, 7.40%,
   5/01/06 .........................................................................................         270,000         286,600
   5/01/07 .........................................................................................         270,000         286,440
   5/01/08 .........................................................................................         270,000         286,791
Norfolk GO, AMBAC Insured, 6.00%,
   1/15/10 .........................................................................................         450,000         487,278
   1/15/11 .........................................................................................         425,000         458,622
   1/15/12 .........................................................................................         375,000         406,065
   1/15/13 .........................................................................................         300,000         323,397
North Andover GO, FGIC Insured, 5.50%,
   1/15/14 .........................................................................................         850,000         905,327
   1/15/15 .........................................................................................         420,000         445,057
North Andover Municipal Purpose GO, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ......................         300,000         324,288
North Attleborough GO,
   Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ........................................         125,000         133,446
   MBIA Insured, 5.70%, 1/15/16 ....................................................................         850,000         911,005
Northhampton GO, MBIA Insured, 5.60%, 5/15/17 ......................................................       1,085,000       1,156,078
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ....................         285,000         298,828
Salem GO, AMBAC Insured,
   6.70%, 8/15/05 ..................................................................................         425,000         461,104
   6.80%, 8/15/07 ..................................................................................         500,000         543,390
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ................       3,000,000       3,134,460
South Essex Sewer District GO,
   AMBAC Insured, 6.25%, 11/01/11 ..................................................................         330,000         354,572
   Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ............................................       2,800,000       3,268,160
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .....................................................       2,375,000       2,580,058
Whately GO, AMBAC Insured,
   6.20%, 1/15/07 ..................................................................................         215,000         231,579
   6.30%, 1/15/08 ..................................................................................         215,000         232,215
   6.40%, 1/15/10 ..................................................................................         200,000         216,602


                                                                              67
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                         PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)

 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ................................     $  1,335,000     $  1,471,010
 Worcester Municipal Purpose Loan, Refunding, Series A, AMBAC Insured, 5.25%, 8/01/16 ............        1,410,000        1,452,145
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $338,031,592) .................................................                       359,869,032
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .7%
 Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
  Program, Series D, MBIA Insured, Daily VRDN and Put, 3.15%, 1/01/35 (COST $2,600,000) ..........        2,600,000        2,600,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $340,631,592) 98.9% .....................................................                       362,469,032
 OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................                         3,911,451
                                                                                                                        ------------
 NET ASSETS 100.0% ...............................................................................                      $366,380,483
                                                                                                                        ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


68
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------------------
CLASS A                                            1999           1998           1997          1996(1)           1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.20     $    12.00     $    12.09     $    11.76       $    12.24
                                                ----------     ----------     ----------     ----------       ----------

Income from investment operations:
 Net investment income ......................          .61            .63            .66            .68              .69
 Net realized and unrealized gains (losses) .          .13            .34           (.09)           .34             (.48)
                                                ----------     ----------     ----------     ----------       ----------
Total from investment operations ............          .74            .97            .57           1.02              .21
                                                ----------     ----------     ----------     ----------       ----------
Less distributions from:
 Net investment income ......................         (.61)          (.63)          (.66)(3)       (.69)(2)         (.69)
 In excess of net investment income .........          --            (.01)           --             --               --
 Net realized gains .........................         (.05)          (.13)           --             --               --
                                                ----------     ----------     ----------     ----------       ----------
Total distributions .........................         (.66)          (.77)          (.66)          (.69)            (.69)
                                                ----------     ----------     ----------     ----------       ----------
Net asset value, end of year ................   $    12.28     $    12.20     $    12.00     $    12.09       $    11.76
                                                ==========     ==========     ==========     ==========       ==========
Total return* ...............................         6.23%          8.37%          4.90%          8.86%            1.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $1,161,345     $1,142,565     $1,111,537     $1,115,454       $1,037,717
Ratios to average net assets:
 Expenses ...................................          .63%           .63%           .62%           .62%             .61%
 Net investment income ......................         4.98%          5.24%          5.52%          5.65%            5.87%
Portfolio turnover rate .....................         7.37%         20.08%         30.03%          9.38%            9.12%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.27     $    12.07     $    12.14     $    11.77
                                                ----------     ----------     ----------     ----------
Income from investment operations:
 Net investment income ......................          .55            .57            .59            .51
 Net realized and unrealized gains (losses) .          .13            .33           (.07)           .37
                                                ----------     ----------     ----------     ----------
Total from investment operations ............          .68            .90            .52            .88
                                                ----------     ----------     ----------     ----------
Less distributions from:
 Net investment income ......................         (.54)          (.57)          (.59)          (.51)
 Net realized gains .........................         (.05)          (.13)           --             --
                                                ----------     ----------     ----------     ----------
Total distributions .........................         (.59)          (.70)          (.59)          (.51)
                                                ----------     ----------     ----------     ----------
Net asset value, end of year ................   $    12.36     $    12.27     $    12.07     $    12.14
                                                ==========     ==========     ==========     ==========
Total return* ...............................         5.71%          7.70%          4.44%          7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   49,970     $   32,873     $   20,162     $    6,683
Ratios to average net assets:
 Expenses ...................................         1.19%          1.20%          1.19%          1.20%**
 Net investment income ......................         4.42%          4.67%          4.94%          5.03%**
Portfolio turnover rate .....................         7.37%         20.08%         30.03%          9.38%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.

(3)Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.


                                                                              69
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                          PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%

Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .................................     $ 4,165,000     $ 4,637,353
Allendale Public School, MBIA Insured,
   5.875%, 5/01/14 .................................................................................       1,335,000       1,427,315
   Pre-Refunded, 5.875%, 5/01/14 ...................................................................         665,000         736,202
   School Building, Pre-Refunded, 6.00%, 5/01/24 ...................................................       3,750,000       4,173,338
Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 .............................................       1,925,000       1,982,192
Alpena Public Schools GO, MBIA Insured, 5.625%, 5/01/22 ............................................       1,665,000       1,839,509
Anchor Bay School District, MBIA Insured, 5.50%, 5/01/26 ...........................................       7,380,000       8,090,104
Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ............................................       3,850,000       4,286,629
Bath Community Schools GO, Refunding, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ...................       1,625,000       1,812,086
Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 ..............       4,500,000       4,514,355
Berkley City School District, FGIC Insured,
   5.625%, 1/01/15 .................................................................................       2,060,000       2,165,266
   6.00%, 1/01/19 ..................................................................................       2,125,000       2,274,834
Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ................       1,470,000       1,532,901
Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
   5/01/16 .........................................................................................       5,540,000       6,241,087
   5/01/26 .........................................................................................       7,000,000       7,885,850
Breitung Township School District GO,
   FSA Insured, 7.20%, 5/01/19 .....................................................................       7,500,000       7,843,200
   Refunding, MBIA Insured, 6.30%, 5/01/15 .........................................................       2,935,000       3,168,773
Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 5/01/2024 ............................       5,250,000       5,863,246
Cadillac Area Public Schools, FGIC Insured, 5.50%, 5/01/22 .........................................       5,375,000       5,541,249
Caledonia Community Schools,
   MBIA Insured, 5.85%, 5/01/22 ....................................................................       4,400,000       4,699,420
   Refunding, AMBAC Insured, 6.625%, 5/01/14 .......................................................       3,750,000       4,090,238
   Refunding, AMBAC Insured, 5.50%, 5/01/22 ........................................................       1,500,000       1,548,870
Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ........         875,000         972,300
Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
   5/01/19 .........................................................................................       2,175,000       2,416,860
   5/01/24 .........................................................................................       3,875,000       4,296,251
Central Michigan University Revenues, FGIC Insured, 5.625%, 10/01/22 ...............................       2,500,000       2,768,750
Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 ...............................       3,140,000       3,510,457
Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23 ..........................................       1,925,000       1,937,551
Coldwater Community Schools, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..................................................................................       1,100,000       1,243,495
   6.30%, 5/01/23 ..................................................................................       1,700,000       1,929,670
De Witt Public Schools, AMBAC Insured,
   5.70%, 5/01/21 ..................................................................................       6,905,000       7,664,343
   5.50%, 5/01/26 ..................................................................................       5,500,000       6,029,210
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...............................................       1,000,000       1,014,120
   Series A, FGIC Insured, 5.875%, 11/15/25 ........................................................       4,400,000       4,729,340
Detroit GO, City School District, Series A, AMBAC Insured, 5.70%, 5/01/25 ..........................      14,000,000      15,726,060
Detroit Sewage Disposal Revenue, Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .................      12,585,000      12,744,955
Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 5/01/09 ..................................       6,000,000       6,160,140
Detroit Water Supply System Revenue,
   FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 ......................................................       3,500,000       3,749,725
   Refunding, FGIC Insured, 6.25%, 7/01/12 .........................................................       5,000,000       5,369,600
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................       5,000,000       4,859,450
Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ...............................       5,000,000       5,034,350
Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 .................................       1,050,000       1,113,473
East Detroit School District, Refunding, FGIC Insured, 6.10%, 5/01/16 ..............................       6,000,000       6,548,340
East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ......................       1,250,000       1,298,525
Eastern Michigan University Revenue,
   FGIC Insured, 5.50%, 6/01/27 ....................................................................       9,100,000       9,439,703
   Refunding, AMBAC Insured, 6.375%, 6/01/14 .......................................................       1,000,000       1,081,260
Eaton Rapids Public Schools, Building and Site, MBIA Insured, 5.50%, 5/01/20 .......................       2,435,000       2,512,969


70
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 .........................................    $ 5,000,000    $ 5,217,150
 Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital, Refunding,
    Series A, MBIA Insured, 7.10%, 2/15/14 ...........................................................     10,140,000     11,041,852
 Fenton Area Public School GO, FGIC Insured, 5.00%, 5/01/24 ..........................................      2,000,000      1,957,820
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 .....................................................................      4,525,000      4,680,886
    Refunding, FGIC Insured, 5.375%, 5/01/21 .........................................................      4,185,000      4,260,539
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 ..................................................................................      1,000,000      1,121,430
    6.25%, 10/01/19 ..................................................................................      1,000,000      1,125,610
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 10/01/17 ..................................................................................      2,500,000      2,799,150
    5.85%, 10/01/22 ..................................................................................      2,500,000      2,816,175
    5.90%, 10/01/26 ..................................................................................      6,600,000      7,457,208
 Fowlerville Community School District,
    MBIA Insured, 5.60%, 5/01/21 .....................................................................      2,000,000      2,206,180
    Refunding, FGIC Insured, 5.75%, 5/01/20 ..........................................................      2,150,000      2,262,359
 Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 5/01/15 .............................      4,000,000      4,025,840
 Gladstone Area Public Schools GO, AMBAC Insured, 5.50%, 5/01/26 .....................................      1,500,000      1,570,110
 Godfrey-Lee Public School District GO, MBIA Insured, 5.50%, 5/01/27 .................................      1,150,000      1,185,731
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
    5.95%, 1/01/15 ...................................................................................      1,015,000      1,088,567
 Grand Haven Area Public Schools GO, Refunding, MBIA Insured, 6.05%, 5/01/14 .........................      5,000,000      5,387,700
 Grand Ledge Public School District GO,
    MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 .......................................................     10,000,000     11,465,100
    Refunding, MBIA Insured, 5.375%, 5/01/24 .........................................................     13,105,000     13,298,430
 Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24 ....      7,500,000      8,468,325
 Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement, MBIA Insured, Pre-Refunded,
    6.00%, 1/01/20 ...................................................................................      3,850,000      3,945,134
 Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20 ................      5,375,000      5,664,928
 Grand Traverse County Building Authority GO, AMBAC Insured, 5.75%, 9/01/15 ..........................      1,700,000      1,844,449
 Grand Traverse County Hospital Finance Authority Revenue, Munson Healthcare, Refunding, Series A,
    AMBAC Insured, 6.25%,
    7/01/12 ..........................................................................................      2,500,000      2,706,675
    7/01/22 ..........................................................................................      7,900,000      8,602,231
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 ....................      1,850,000      2,037,331
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..................      5,100,000      5,766,060
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA and FHA Insured, 5.45%, 8/01/47 ....      4,400,000      4,461,204
 Harrison Community Schools GO, AMBAC Insured, 6.25%, 5/01/13 ........................................      4,715,000      5,341,011
 Haslett Public School District GO,
    FSA Insured, Pre-Refunded, 7.50%, 5/01/20 ........................................................      4,000,000      4,235,200
    MBIA Insured, 5.70%, 5/01/26 .....................................................................      3,900,000      4,328,883
    Refunding, FSA Insured, 6.625%, 5/01/19 ..........................................................      3,875,000      4,218,131
 Hastings School District, FGIC Insured, 5.625%, 5/01/15 .............................................      1,000,000      1,080,370
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ...............................      2,000,000      2,163,080
 Holly Area School District, FGIC Insured, 5.625%, 5/01/25 ...........................................      8,775,000      9,391,619
 Hopkins Public Schools GO, FGIC Insured,
    5.70%, 5/01/21 ...................................................................................      4,000,000      4,207,360
    5.50%, 5/01/26 ...................................................................................      1,000,000      1,033,100
 Houghton-Portage Township School District GO,
    FSA Insured, Pre-Refunded, 7.00%, 5/01/17 ........................................................      2,700,000      2,717,442
    Refunding, AMBAC Insured, 6.00%, 5/01/14 .........................................................      2,000,000      2,129,420
 Howell Public Schools GO, MBIA Insured, 5.60%, 5/01/21 ..............................................      3,475,000      3,640,445
 Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 ...................................................................................      2,000,000      2,246,940
    6.10%, 5/01/24 ...................................................................................      2,000,000      2,251,580
 Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 .......................................................      2,350,000      2,616,514
    Refunding, FGIC Insured, 6.125%, 5/01/20 .........................................................     11,535,000     12,402,547
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .................................      3,805,000      4,019,374
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .............     25,940,000     27,872,530


                                                                              71
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Kalamazoo Hospital Finance Authority Hospital Facility Revenue, (cont.)
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
   6.25%, 5/15/12 ....................................................................................    $ 5,000,000    $ 5,587,550
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
   6.375%, 5/15/17 ...................................................................................      2,460,000      2,760,956
   Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ...............................     15,000,000     15,505,950
Kelloggsville Public School District GO, FGIC Insured, 5.75%, 5/01/13 ................................      1,000,000      1,093,240
Kenowa Hills Public Schools, MBIA Insured, 5.875%,
   5/01/21 ...........................................................................................      1,235,000      1,313,027
   5/01/26 ...........................................................................................      9,000,000      9,551,790
Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
   MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 .......................................................     15,500,000     17,284,360
Lake Linden-Hubbell Public Schools, FSA Insured,
   5.40%, 5/01/18 ....................................................................................        825,000        842,606
   5.50%, 5/01/23 ....................................................................................        675,000        695,054
Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ....................      2,200,000      2,270,708
Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%,
   5/01/17 ...........................................................................................      4,500,000      4,670,325
   5/01/20 ...........................................................................................      3,540,000      3,666,767
Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ................      1,500,000      1,724,565
Lakeshore Public Schools GO, Berrien County, MBIA Insured, 5.70%, 5/01/22 ............................      3,500,000      3,667,370
Lakeview Community Schools GO, Refunding, MBIA Insured, 6.75%, 5/01/13 ...............................      1,500,000      1,612,995
Lakewood Public Schools GO, MBIA Insured,
   5.375%, 5/01/20 ...................................................................................      3,300,000      3,361,545
   5.75%, 5/01/22 ....................................................................................      2,200,000      2,314,356
Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 ..................................      1,470,000      1,527,477
Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/25 ...      3,500,000      3,936,695
Lincoln Consolidated School District, FSA Insured, 5.00%, 5/01/28 ....................................      2,000,000      1,951,880
Lincoln Park School District, FGIC Insured,
   5.85%, 5/01/15 ....................................................................................      2,885,000      3,245,625
   5.90%, 5/01/26 ....................................................................................      6,050,000      6,825,005
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
   Series C, AMBAC Insured, Pre-Refunded, 7.50%, 4/01/07 .............................................      5,000,000      5,117,250
   Series D, FSA Insured, 5.875%, 4/01/11 ............................................................      4,525,000      4,938,449
   Series D, FSA Insured, 6.10%, 4/01/19 .............................................................      5,225,000      5,749,381
Marysville Public School District, MBIA Insured, 5.75%, 5/01/22 ......................................      1,100,000      1,211,386
Mason Public School District GO, FGIC Insured, 5.40%, 5/01/21 ........................................      1,400,000      1,430,464
Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ...................      2,675,000      2,853,128
Merrill Community School District GO, FGIC Insured, 5.60%, 5/01/26 ...................................      4,000,000      4,412,360
Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
   7.40%, 10/01/04 ...................................................................................      1,360,000      1,424,478
   7.55%, 10/01/08 ...................................................................................      1,325,000      1,380,955
Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
   Group 15, AMBAC Insured, 7.60%, 5/01/09 ...........................................................        285,000        292,461
   Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14 ...............................................      6,490,000      7,361,932
   Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14 ...............................................      1,650,000      1,875,770
   Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23 ...............................................        825,000        926,805
   Series C, MBIA Insured, 6.00%, 11/01/10 ...........................................................      3,790,000      4,122,307
Michigan State Building Authority Revenue,
   Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ...................     10,000,000     10,247,100
   ETM, Series II, MBIA Insured, 7.40%, 4/01/01 ......................................................      3,580,000      3,711,458
   Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ...............................................      1,500,000      1,595,580
   Series II, MBIA Insured, 6.25%, 10/01/20 ..........................................................      4,645,000      4,952,731
Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22 ..........      4,500,000      4,560,120
Michigan State HDA,
   MFHR, Series A, FGIC Insured, 7.55%, 7/01/09 ......................................................      2,880,000      2,974,320
   MFHR, Series A, FGIC Insured, 7.65%, 7/01/15 ......................................................      2,945,000      3,039,800
   SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 .....................................................      2,500,000      2,610,875
   SFMR, Series A, AMBAC Insured, 6.05%, 12/01/27 ....................................................      1,000,000      1,049,730


72
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Michigan State Hospital Finance Authority Revenue,
   Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .....................................     $ 1,750,000     $ 1,820,315
   Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24 .......................      15,000,000      15,480,900
   Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27 .......................      10,000,000      10,079,700
   Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 .........................................      17,665,000      17,663,587
   Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ......................................       3,000,000       3,155,850
   Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ........................      10,525,000      11,397,417
   Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .................................      12,090,000      12,300,245
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16 .................................       1,500,000       1,543,050
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26 .................................       1,750,000       1,780,433
   Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26 ...................................       2,300,000       2,462,334
   Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ....................................       8,605,000       8,680,552
   MidMichigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .................       7,500,000       7,643,475
   Oakland General Hospital Obligation, Refunding, AMBAC Insured, 7.00%, 7/01/15 ...................       9,020,000       9,317,750
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .....................      10,375,000      10,190,429
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ......................       7,050,000       6,755,381
   Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ..............................       1,500,000       1,614,690
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 .........................       3,445,000       3,723,838
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14 .........................       9,545,000      10,358,329
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17 ........................      14,500,000      14,554,085
Michigan State Strategic Fund Limited Obligation Revenue,
   Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 ................      20,000,000      21,712,000
   Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured, 6.95%, 5/01/11 .......       5,000,000       6,142,600
   Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ......       3,000,000       3,793,320
   Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.05%, 10/01/23 ......       1,285,000       1,381,940
   Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 .......      10,250,000      11,321,023
   Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured, 6.95%, 9/01/21 .......       5,540,000       5,993,006
   Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured, 6.05%, 10/01/23 ......       5,825,000       6,264,438
   St. John-Bon Secours Continuing Care, 7.90%, 11/15/16 ...........................................       1,800,000       1,831,896
Michigan State Trunk Line,
   Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ..............................................       5,000,000       4,896,900
   Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 .............................................       1,400,000       1,431,808
   Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 ..............................................       4,500,000       4,602,240
   Series A, FGIC Insured, 5.625%, 11/01/20 ........................................................       2,765,000       3,088,920
   Series A, FGIC Insured, 5.50%, 10/01/21 .........................................................       1,475,000       1,508,512
   Series A, FGIC Insured, 5.80%, 11/15/24 .........................................................       6,000,000       6,722,700
   Series A, FGIC Insured, 5.625%, 11/01/26 ........................................................       8,990,000      10,043,179
Monroe County PCR, Detroit Edison Co.,
   Series 1, MBIA Insured, 6.875%, 9/01/22 .........................................................       4,000,000       4,387,520
   Series 1-B, MBIA Insured, 6.55%, 9/01/24 ........................................................       4,000,000       4,353,080
   Series CC, AMBAC Insured, 7.50%, 12/01/19 .......................................................      10,000,000      10,563,000
   Series CC, MBIA Insured, 6.55%, 6/01/24 .........................................................       1,150,000       1,247,463
Morley-Stanwood Community Schools, Building and Site, FGIC Insured, 5.625%, 5/01/21 ................       2,000,000       2,084,100
Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
   5/01/18 .........................................................................................       1,900,000       1,923,598
   5/01/21 .........................................................................................       2,000,000       2,017,660
Northern Michigan University Revenue, AMBAC Insured, 5.60%, 12/01/13 ...............................       1,715,000       1,874,701
Northview Public School District GO, Refunding,
   FGIC Insured, 5.00%, 5/01/21 ....................................................................       3,500,000       3,449,040
   MBIA Insured, 5.80%, 5/01/21 ....................................................................       4,500,000       4,782,015
Novi Community School District GO,
   Building and Site, FGIC Insured, 5.30%, 5/01/21 .................................................       1,960,000       1,986,656
   FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 .....................................................       4,750,000       5,281,478
Oakland, Washtenaw, etc. Counties Community College District, AMBAC Insured, Pre-Refunded,
   6.65%, 5/01/11 ..................................................................................       3,500,000       3,878,595
Oakridge Public Schools GO, FSA Insured, 5.00%, 5/01/23 ............................................         500,000         490,340
Paw Paw Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ...................       3,500,000       3,837,680
Petoskey Hospital Finance Authority Facilities Revenue, Northern Michigan Hospital, MBIA
   Insured, Pre-Refunded,
   7.00%, 11/15/07 .................................................................................       4,500,000       4,714,875
   6.75%, 11/15/19 .................................................................................       1,000,000       1,046,030


                                                                              73
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27 ..........    $10,700,000    $11,032,449
Plymouth-Canton Community School District,
   Refunding, AMBAC Insured, 5.50%, 5/01/13 ..........................................................      4,000,000      4,208,480
   Series C, FGIC Insured, 6.50%, 5/01/16 ............................................................      3,500,000      3,868,585
   Series C, MBIA Insured, 6.50%, 5/01/16 ............................................................      3,000,000      3,315,930
Port Huron School District,
   FSA Insured, Pre-Refunded, 7.25%, 5/01/15 .........................................................      5,500,000      5,860,855
   Refunding, AMBAC Insured, 6.00%, 5/01/12 ..........................................................      4,500,000      4,848,075
Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
   6.10%, 10/01/14 ...................................................................................        770,000        851,866
   6.20%, 10/01/20 ...................................................................................        670,000        737,744
Portage Public Schools GO, MBIA Insured, 5.625%, 5/01/19 .............................................      2,750,000      2,993,265
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, ETM, Series A, FSA Insured,
   8.75%, 7/01/00 ....................................................................................        500,000        536,095
   Pre-Refunded, 9.00%, 7/01/09 ......................................................................      2,500,000      3,097,725
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 6.75%, 7/01/06 ........................      1,565,000      1,591,386
Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 .......      3,400,000      3,736,838
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ......................      1,290,000      1,360,008
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................      8,700,000      9,430,614
Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..........................................     14,090,000     15,982,005
Rockford Public Schools GO, Refunding,
   AMBAC Insured, 5.875%, 5/01/19 ....................................................................      3,900,000      4,094,337
   FGIC Insured, 5.25%, 5/01/22 ......................................................................      1,250,000      1,259,813
   FGIC Insured, 5.25%, 5/01/27 ......................................................................      3,000,000      3,039,510
   FSA Insured, 5.875%, 5/01/19 ......................................................................      3,150,000      3,306,965
   MBIA Insured, 5.875%, 5/01/12 .....................................................................      1,850,000      1,970,898
   MBIA Insured, 5.875%, 5/01/19 .....................................................................      1,925,000      2,020,923
Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
   5/01/13 ...........................................................................................        690,000        737,355
   5/01/17 ...........................................................................................      1,200,000      1,264,668
   5/01/22 ...........................................................................................      5,435,000      5,713,109
Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ................      5,000,000      5,312,200
Saginaw Hospital Finance Authority Revenue, St. Luke's Hospital Project, Refunding, MBIA Insured,
   Series C, 6.875%, 7/01/14 .........................................................................      5,325,000      5,700,785
   Series C, 6.75%, 7/01/17 ..........................................................................      2,000,000      2,132,460
   Series C, 6.00%, 7/01/21 ..........................................................................      3,875,000      3,989,739
   Series D, 6.50%, 7/01/11 ..........................................................................      1,000,000      1,069,040
Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 ...............................      2,540,000      2,583,231
Saranac Community School District GO, MBIA Insured, 5.25%, 5/01/21 ...................................      1,350,000      1,364,351
Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .....................      2,000,000      2,084,260
Schoolcraft Community School District GO, FGIC Insured,
   5.75%, 5/01/21 ....................................................................................      2,525,000      2,672,990
   5.375%, 5/01/26 ...................................................................................        705,000        717,760
   Pre-Refunded, 5.75%, 5/01/21 ......................................................................      1,050,000      1,111,541
   Pre-Refunded, 5.375%, 5/01/26 .....................................................................        295,000        300,340
Shelby Public School District GO, MBIA Insured, 5.625%, 5/01/21 ......................................      1,925,000      2,108,722
South Haven Public Schools GO, Refunding, FGIC Insured, 5.50%,
   5/01/13 ...........................................................................................      1,000,000      1,052,120
   5/01/17 ...........................................................................................      1,725,000      1,785,841
South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 .......................................      4,610,000      4,918,409
St. Clair County Building Authority GO, MBIA Insured, 5.25%,
   4/01/18 ...........................................................................................      2,065,000      2,096,182
   4/01/21 ...........................................................................................      2,400,000      2,431,008
St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series DD, AMBAC Insured, 6.05%, 8/01/24 ...      7,745,000      8,228,056
St. John's Public Schools, FGIC Insured,
   5.625%, 5/01/20 ...................................................................................      7,000,000      7,730,660
   5.75%, 5/01/25 ....................................................................................      2,000,000      2,222,360


74
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ......................   $    1,000,000   $    1,106,640
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 ...............................        1,960,000        1,994,202
 Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 ...        2,400,000        2,722,272
 Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured, 5.70%, 5/01/20 .        4,550,000        5,043,493
 University of Michigan Revenues, Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ............        2,365,000        2,526,222
 Vestaburg Community Schools GO, Refunding, MBIA Insured, 5.50%, 5/01/26 .........................        1,000,000        1,033,100
 Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12 ......................................................................................        2,175,000        2,311,786
    5/01/20 ......................................................................................        1,000,000        1,042,640
 Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 ............        3,000,000        3,103,350
 Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 .....................................        2,000,000        2,325,140
 Wayne Charter County Airport Revenue, Detroit Metro Airport,
    Series A, MBIA Insured, 5.25%, 12/01/18 ......................................................        5,000,000        5,043,250
    sub lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .................................        1,000,000        1,014,650
    sub lien, Series B, MBIA Insured, 6.875%, 12/01/11 ...........................................          300,000          325,680
    sub lien, Series B, MBIA Insured, 6.75%, 12/01/21 ............................................        2,000,000        2,165,340
 Wayne County Airport Revenue, Sub Lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ................       10,585,000       10,835,124
 Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 ....................        2,275,000        2,440,051
 West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21 .................................................................        2,355,000        2,461,399
    FGIC Insured, 5.60%, 5/01/26 .................................................................       12,100,000       12,621,873
    Refunding, FGIC Insured, 6.00%, 5/01/20 ......................................................        6,630,000        7,012,551
 Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 .............................        1,660,000        1,713,352
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
    6.75%, 1/01/15 ...............................................................................       18,710,000       20,040,468
    6.50%, 1/01/19 ...............................................................................        4,915,000        5,206,361
 White Cloud Public Schools GO, Refunding, FSA Insured, 5.50%, 5/01/20 ...........................        1,000,000        1,033,650
 Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15 ......        4,900,000        5,084,436
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 ................................        1,800,000        1,956,582
 Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 ......................        1,800,000        1,907,982
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 ............................        9,980,000       10,828,200
 Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 ..............................................................................        2,000,000        2,059,080
    5.50%, 5/01/19 ...............................................................................        1,500,000        1,554,660
 Ypsilanti School District GO, Refunding, FGIC Insured,
    5.375%, 5/01/26 ..............................................................................        3,000,000        3,054,300
    Pre-Refunded, 5.75%, 5/01/20 .................................................................        4,700,000        5,233,027
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded,
    6.05%, 5/01/19 ...............................................................................        2,900,000        3,258,063
    6.10%, 5/01/24 ...............................................................................        4,000,000        4,503,160
                                   --------------                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,100,673,081) ...............................................                     1,190,321,630
                                   --------------                                                                     --------------
(a) SHORT TERM INVESTMENTS .4%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project, Refunding,
    Series C, Daily VRDN and Put, 3.10%, 12/01/23 ................................................        1,400,000        1,400,000
 Flint Hospital Building Authority Revenue, Hurley Medical Center, Series B, Weekly VRDN and
    Put, 2.95%, 7/01/15 ..........................................................................          800,000          800,000
 Grand Rapids Water Supply System Revenue, Daily VRDN and Put, 2.90%, 1/01/20 ....................        2,150,000        2,150,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1,
    Refunding, Daily VRDN and Put, 3.15%, 9/01/30 ................................................          400,000          400,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. Project, Refunding, Series B,
    Daily VRDN and Put, 3.20%, 12/01/15 ..........................................................          325,000          325,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
    and Put, 2.40%, 12/01/15 .....................................................................          200,000          200,000


                                                                              75
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS (CONT.)

 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 2.60%, 7/01/28                                                      $   400,000     $      400,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,675,000)                                                                            5,675,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,106,348,081) 98.7%                                                                         1,195,996,630
 OTHER ASSETS, LESS LIABILITIES 1.3%                                                                                      15,318,720
                                                                                                                      --------------
 NET ASSETS 100.0%                                                                                                    $1,211,315,350
                                                                                                                      ==============


See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


76
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------------------------
CLASS A                                               1999             1998            1997         1996(1)           1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $   12.16       $    12.01       $   12.14     $     11.88     $     12.33
                                                   ---------       ----------       ---------     -----------     -----------

Income from investment operations:
 Net investment income ....................              .61              .64             .65             .67             .69
 Net realized and unrealized gains (losses)              .01              .25            (.12)            .27            (.45)
                                                   ---------       ----------       ---------     -----------     -----------
Total from investment operations ..........              .62              .89             .53             .94             .24
                                                   ---------       ----------       ---------     -----------     -----------
Less distributions from:
 Net investment income ....................             (.62)(3)         (.64)           (.66)           (.68)           (.69)(2)
 Net realized gains .......................             (.02)            (.10)            --              --              --
                                                   ---------       ----------       ---------     -----------     -----------
Total distributions .......................             (.64)            (.74)           (.66)           (.68)           (.69)
                                                   ---------       ----------       ---------     -----------     -----------
Net asset value, end of year ..............        $   12.14       $    12.16       $   12.01     $     12.14     $     11.88
                                                   ---------       ----------       ---------     -----------     -----------
Total return* .............................             5.18%            7.60%           4.54%           8.06%           2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $ 515,174       $  495,315       $ 482,128     $   492,139     $   479,934
Ratios to average net assets:
 Expenses .................................              .67%             .65%            .66%            .66%            .66%
 Net investment income ....................             5.01%            5.29%           5.47%           5.58%           5.81%
Portfolio turnover rate ...................            16.25%           14.87%          14.40%          17.72%          17.59%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $   12.21       $    12.05       $   12.17     $     11.89
                                                   ---------       ----------       ---------     -----------
Income from investment operations:
 Net investment income ....................              .54              .57             .59             .50
 Net realized and unrealized gains (losses)              .01              .26            (.12)            .28
                                                   ---------       ----------       ---------     -----------
Total from investment operations ..........              .55              .83             .47             .78
                                                   ---------       ----------       ---------     -----------
Less distributions from:
 Net investment income ....................             (.55)(3)         (.57)           (.59)           (.50)
 Net realized gains .......................             (.02)            (.10)           --              --
                                                   ---------       ----------       ---------     -----------
Total distributions .......................             (.57)            (.67)           (.59)           (.50)
                                                   ---------       ----------       ---------     -----------
Net asset value, end of year ..............        $   12.19       $    12.21       $   12.05     $     12.17
                                                   ---------       ----------       ---------     -----------
Total return* .............................             4.58%            7.04%           3.98%           6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $  20,896       $   10,131       $   4,844     $     1,152
Ratios to average net assets:
 Expenses .................................             1.23%            1.22%           1.23%           1.25%**
 Net investment income ....................             4.44%            4.72%           4.87%           4.94%**
Portfolio turnover rate ...................            16.25%           14.87%          14.40%          17.72%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions from net realized gains of $.004.

(3)Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


                                                                              77
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%

 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 ...........................................     $2,295,000     $2,492,416
 Albert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18 ......................................      2,000,000      1,997,480
 Anoka County Housing and Redevelopment Authority,
    City of Ramsey, Housing Development, AMBAC Insured, 5.00%, 1/01/28 ...............................      2,045,000      2,014,141
    Ice Arena, Series A, MBIA Insured, 5.70%, 2/01/23 ................................................      2,195,000      2,314,803
 Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured, 7.15%,
    12/01/08 .........................................................................................      2,100,000      2,195,004
 Becker GO,
    Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 .................................      4,870,000      5,282,343
    Wastewater Treatment Facility, Series A, MBIA Insured, Pre-Refunded, 5.90%, 2/01/12 ..............        625,000        676,000
    Wastewater Treatment Facility, Series A, MBIA Insured, Pre-Refunded, 5.95%, 2/01/15 ..............        610,000        661,124
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 ..................................................        290,000        302,186
 Big Lake ISD No. 727, MBIA Insured,
    5.625%, 2/01/19 ..................................................................................        500,000        525,855
    5.70%, 2/01/21 ...................................................................................      3,085,000      3,265,843
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured, 5.875%,
    7/01/22 ..........................................................................................      2,685,000      2,847,469
 Braham ISD No. 314, MBIA Insured, 5.20%, 2/01/19 ....................................................      1,800,000      1,813,086
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 ....................................................................      3,500,000      3,761,345
 Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17 ....................................................................      1,000,000      1,042,250
    ISD No. 877, Formerly Wright County ISD No.23, Refunding, 5.00%, 2/01/22 .........................      6,255,000      6,195,765
    ISD No. 877, FSA Insured, Pre-Refunded, 6.15%, 2/01/18 ...........................................      2,800,000      3,021,088
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17 ...............................................      2,105,000      2,329,056
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ....................................      1,000,000      1,038,460
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ...........................      2,975,000      3,218,831
 Columbia Heights ISD, No. 013, FSA Insured,
    5.375%, 2/01/19 ..................................................................................      2,450,000      2,509,315
    5.50%, 2/01/23 ...................................................................................      6,000,000      6,193,740
 Dakota County Housing and Redevelopment Authority SFMR,
    FNMA and GNMA Secured, 5.75%, 4/01/18 ............................................................      2,992,000      3,104,709
    FNMA and GNMA Secured, 5.85%, 10/01/30 ...........................................................      4,988,000      5,170,910
    Refunding, GNMA Secured, 8.10%, 3/01/16 ..........................................................        295,000        303,850
 Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue, Eagan Senior
    Housing Facility, MBIA Insured, 5.40%, 1/01/27 ...................................................      1,315,000      1,339,880
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
    7.80%, 12/01/10 ..................................................................................        660,000        689,700
    7.85%, 12/01/30 ..................................................................................      2,430,000      2,535,997
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15 ..................................................      1,040,000      1,116,523
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.20%, 11/01/12 ..........      2,880,000      3,141,360
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.30%, 11/01/22 ..........      5,405,000      5,877,019
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.20%,
      11/01/12 .......................................................................................      1,120,000      1,258,723
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.30%,
      11/01/22 .......................................................................................      2,125,000      2,398,955
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12 ....      3,000,000      3,071,130
    Tax Increment Revenue, MBIA Insured, Pre-Refunded, 7.25%, 8/01/08 ................................      3,500,000      3,561,600
 Eagan MFMR, Forest Ridge Apartments, Refunding, BIG Insured, 7.50%, 3/01/27 .........................      4,420,000      4,584,778
 Eden Prairie ISD No. 272, Series A,
    FGIC Insured, 5.45%, 2/01/08 .....................................................................      1,000,000      1,035,820
    FSA Insured, 5.75%, 2/01/15 ......................................................................      4,980,000      5,233,432
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%,
    1/20/31 ..........................................................................................      2,000,000      2,143,300
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 ......................................      1,000,000      1,059,190
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 ..................................................      1,500,000      1,619,295
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, 1/01/26 ...      2,180,000      2,292,641
 Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, 5.00%, 11/01/25 ........      9,300,000      9,085,077
 Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17 ..................................................................................        750,000        776,213
    5.70%, 11/20/32 ..................................................................................      3,000,000      3,096,870
 Inner Grove Heights Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19 ...........................      1,000,000      1,026,740
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 .........................................      4,030,000      4,417,082


78
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Lakeville ISD No. 194,
   FGIC Insured, 5.40%, 2/01/13 ......................................................................    $ 1,000,000    $ 1,042,260
   Series C, MBIA Insured, 5.125%, 2/01/13 ...........................................................      5,325,000      5,400,988
Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
   Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 .....................................      1,005,000      1,075,842
   Health One Obligated Group, Series A, MBIA Insured, 7.40%, 8/15/11 ................................     10,390,000     11,080,304
   Health One Obligated Group, Series A, MBIA Insured, 6.75%, 8/15/14 ................................      3,950,000      4,178,903
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A, AMBAC Insured,
   5.00%, 1/01/22 ....................................................................................     11,750,000     11,654,355
   5.20%, 1/01/24 ....................................................................................      6,600,000      6,648,444
   5.00%, 1/01/30 ....................................................................................     33,405,000     32,835,445
Minneapolis CDA and St. Paul Housing RDA, Health Care Facilities Revenue, Carondelet Community
   Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .............................        900,000      1,198,782
Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01 ....................      2,100,000      2,244,165
Minneapolis GO, Sports Arena Project, Refunding, 5.20%, 10/01/24 .....................................      3,750,000      3,831,488
Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
   Series A, MBIA Insured, 6.50%, 1/01/11 ............................................................        600,000        648,906
   Series B, MBIA Insured, 6.70%, 1/01/17 ............................................................      7,815,000      8,473,570
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...........................      6,320,000      6,324,298
Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24 ............................      3,000,000      3,029,070
Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17 ..................      5,000,000      5,402,350
Minneapolis St. Paul Housing Finance Board SFMR,
   Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21 ..................................................      2,030,000      2,059,902
   Series A, GNMA Secured, 8.375%, 11/01/17 ..........................................................        410,000        419,426
   Series C, GNMA Secured, 8.875%, 11/01/18 ..........................................................        310,000        317,068
Minnesota Agriculture and Economic Development Board Revenue,
   Evangelical Lutheran Good Samaritan, AMBAC Insured, 5.00%, 12/01/23 ...............................      2,750,000      2,700,005
   Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ..............      5,180,000      5,196,524
   Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .........     14,000,000     14,968,660
Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09 ..........................................      3,000,000      3,137,310
Minnesota State HFA,
   Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .................................      1,245,000      1,314,085
   Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .................................      2,705,000      2,847,608
   Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .................................      3,165,000      3,339,930
   SFMR, Series D, AMBAC Insured, 7.30%, 7/01/09 .....................................................      2,650,000      2,717,443
   SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 .....................................................      9,000,000      9,077,310
   SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ......................................................      1,500,000      1,585,740
   SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 .....................................................      2,550,000      2,691,219
   SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ......................................................      1,400,000      1,473,682
Minnesota State Higher Education Facilities Authority Revenue, Bethel College and Seminary,
   Refunding, 5.10%, 4/01/28 .........................................................................      4,100,000      4,089,627
Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
   Pre-Refunded, 6.50%, 1/01/17 ......................................................................      3,940,000      4,128,568
Minnetonka MFHR,
   Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ............................      2,720,000      2,918,506
   Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...........................................        350,000        364,119
   Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...........................................      1,000,000      1,035,540
New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
   6.05%, 1/01/17 ....................................................................................        450,000        480,047
   6.20%, 1/01/31 ....................................................................................      5,470,000      5,781,462
North Branch ISD No. 138 GO, Series A, FGIC Insured, 5.625%, 2/01/17 .................................      1,240,000      1,334,959
North St. Paul Maplewood ISD No. 622 GO,
   Refunding, Series A, 5.125%, 2/01/25 ..............................................................      2,275,000      2,294,770
   Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..............................................      2,000,000      2,334,880
Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16 ...................................      5,475,000      5,764,244
Northern Municipal Power Agency Electric System Revenue,
   Refunding, FSA Insured, 5.00%, 1/01/12 ............................................................      1,780,000      1,844,685
   Refunding, FSA Insured, 5.25%, 1/01/17 ............................................................      1,000,000      1,030,760
   Refunding, FSA Insured, 5.30%, 1/01/21 ............................................................      1,000,000      1,028,150
   Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 ................................................      8,150,000      8,440,629


                                                                              79
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Northern Municipal Power Agency Electric System Revenue, (cont.)
   Series C, AMBAC Insured, 6.125%, 1/01/20 ..........................................................    $ 8,090,000    $ 8,790,837
Owatonna Public Utilities Commission Public Utilities Revenue, Refunding, Series A, AMBAC
   Insured, 5.45%, 1/01/16 ...........................................................................      3,350,000      3,438,239
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
   6.25%, 6/01/16 ....................................................................................      1,600,000      1,768,176
   6.125%, 6/01/24 ...................................................................................      1,815,000      1,997,045
Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
   1/01/21 ...........................................................................................      7,205,000      7,710,575
Princeton ISD, No. 477, Mille Lacs County,
   FSA Insured, 5.125%, 2/01/24 ......................................................................      2,190,000      2,193,416
   Series A, FSA Insured, 5.375%, 2/01/17 ............................................................      2,540,000      2,591,968
Puerto Rico Commonwealth GO, Public Improvement,
   5.00%, 7/01/28 ....................................................................................     10,000,000      9,818,100
   MBIA Insured, Pre-Refunded, 6.50%, 7/01/23 ........................................................      3,000,000      3,431,790
   Series A, FGIC Insured, Pre-Refunded, 7.375%, 7/01/04 .............................................     10,000,000     10,294,400
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ......................        750,000        786,390
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................      1,300,000      1,409,174
Robbinsdale Hospital Revenue, North Memorial Medical Center Project,
   Refunding, Series A, AMBAC Insured, 5.45%, 5/15/13 ................................................      2,000,000      2,088,460
   Refunding, Series A, AMBAC Insured, 5.55%, 5/15/19 ................................................      1,000,000      1,038,100
   Series B, AMBAC Insured, 5.45%, 5/15/13 ...........................................................      2,900,000      3,028,267
   Series B, AMBAC Insured, 5.50%, 5/15/23 ...........................................................      7,900,000      8,124,676
Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .................      5,000,000      5,216,400
Roseville ISD No. 623, Series A,
   FGIC Insured, 6.00%, 2/01/23 ......................................................................      1,250,000      1,303,338
   FSA Insured, 5.80%, 2/01/19 .......................................................................      1,200,000      1,258,308
   FSA Insured, 5.85%, 2/01/24 .......................................................................      2,470,000      2,584,361
   FSA Insured, 6.00%, 2/01/25 .......................................................................      4,260,000      4,535,963
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
   5.25%, 12/01/11 ...................................................................................      2,380,000      2,518,278
   5.50%, 12/01/15 ...................................................................................      1,750,000      1,850,590
Scott County Housing and Redevelopment Authority Housing Development Revenue, River City Centre
   Project, Series A, FSA Insured,
   5.35%, 2/01/20 ....................................................................................        760,000        782,762
   5.375%, 2/01/27 ...................................................................................      1,520,000      1,559,414
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City Centre
   Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ..................................................        675,000        700,967
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River City
   Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ............................................      1,170,000      1,200,338
Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18 ..........................      1,750,000      1,809,185
South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 ...........      2,080,000      2,179,757
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
   Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ............................................      1,000,000      1,073,000
   Series A, AMBAC Insured, 5.75%, 1/01/18 ...........................................................      2,250,000      2,382,413
   Series A, FGIC Insured, 5.75%, 1/01/18 ............................................................      1,000,000      1,058,850
   Series A, MBIA Insured, 5.00%, 1/01/12 ............................................................      5,975,000      6,104,777
   Series A, MBIA Insured, 5.75%, 1/01/18 ............................................................      8,865,000      9,386,705
   Series B, AMBAC Insured, 6.00%, 1/01/16 ...........................................................      5,000,000      5,376,150
   Series C, AMBAC Insured, 5.00%, 1/01/17 ...........................................................      1,000,000        999,930
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
   Series A, AMBAC Insured, 5.00%, 7/01/15 ...........................................................      2,165,000      2,182,515
   Series C, AMBAC Insured, 5.30%, 10/01/20 ..........................................................      1,230,000      1,253,173
St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
   FGIC Insured, 5.00%, 3/01/22 ......................................................................      1,250,000      1,223,250
St. Francis ISD No. 015, Series A, FSA Insured,
   6.35%, 2/01/13 ....................................................................................      1,500,000      1,686,870
   6.375%, 2/01/16 ...................................................................................      5,465,000      6,153,918
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
   Refunding, Series A, AMBAC Insured, 5.20%,
   7/01/16 ...........................................................................................      1,000,000      1,014,450
   7/01/23 ...........................................................................................      9,000,000      9,042,660


80
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                     AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 St. Louis Park Hospital Facilities Revenue, Methodist Hospital Project,
    Refunding, Series A, AMBAC Insured, 7.25%,
    7/01/08 ...................................................................   $  4,115,000   $  4,397,412
    7/01/15 ...................................................................      1,000,000      1,068,630
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA
    Insured, 5.75%, 8/01/13 ...................................................      5,105,000      5,458,368
 St. Paul ISD No. 625,
    Series A, FSA Insured, 5.75%, 2/01/16 .....................................      3,500,000      3,678,395
    Series C, MBIA Insured, 6.10%, 2/01/14 ....................................      1,075,000      1,158,818
    Series C, MBIA Insured, 6.10%, 2/01/15 ....................................        500,000        537,840
 St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/01 ..................................................................          5,000          5,113
    12/01/02 ..................................................................          5,000          5,190
    12/01/14 ..................................................................        190,000        187,422
 Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15 ......................      2,990,000      3,238,379
 Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%,
    4/01/17 ...................................................................      2,500,000      2,499,900
 Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%,
    2/01/26 ...................................................................      2,915,000      3,071,652
 Wadena ISD No. 819, GO, Refunding, AMBAC Insured, 5.60%, 2/01/20 .............      3,150,000      3,222,702
 Washington County Housing and RDAR, Government Housing, Landfall Terrace
    Project, Refunding,
    5.35%, 2/01/22 ............................................................      1,000,000      1,017,360
    5.40%, 8/01/27 ............................................................      2,015,000      2,049,920
 Washington County SFRMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 ......        125,000        125,245
 Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding,
    Series A,
    AMBAC Insured, 5.50%, 1/01/12 .............................................      2,745,000      2,938,852
    AMBAC Insured, 5.50%, 1/01/13 .............................................      4,500,000      4,800,915
    MBIA Insured, 5.50%, 1/01/15 ..............................................      5,425,000      5,441,058
 Western Minnesota Municipal Power Agency Transmission Project Revenue,
    Refunding, AMBAC Insured, 6.75%, 1/01/16 ..................................      2,000,000      2,126,480
 Worthington ISD No. 518, GO, Formerly Nobles County Consolidated School
    District No. 119, FSA Insured, 5.00%, 2/01/24 .............................      5,675,000      5,595,210
                                                                                                 ------------
 TOTAL LONG TERM INVESTMENTS (COST $499,681,161) ..............................                   524,997,218
                                                                                                 ------------
(a)SHORT TERM INVESTMENTS 1.1%
 Beltrami County Environmental Control Revenue, Northwood Panelboard,
    Daily VRDN and Put, 3.20%, 7/01/25 ........................................      1,700,000      1,700,000
    Refunding, Daily VRDN and Put, 3.10%, 12/01/21 ............................        400,000        400,000
 Duluth Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN and
    Put, 3.00%, 9/01/10 .......................................................      2,650,000      2,650,000
 Hutchinson IDR, Hutchinson Technology Inc. Project, Refunding, Weekly VRDN and
    Put, 3.05%, 6/01/04 .......................................................      1,000,000      1,000,000
                                                                                                 ------------
 SHORT TERM INVESTMENTS (COST $ 5,750,000) ....................................                     5,750,000
                                                                                                 ------------
 TOTAL INVESTMENTS (COST $505,431,161) 99.0% ..................................                   530,747,218
 OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................                     5,322,732
                                                                                                 ------------
 NET ASSETS 100.0% ............................................................                  $536,069,950
                                                                                                 ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


                                                                              81
FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                             1999            1998              1997             1996(1)            1995
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
 Net asset value, beginning of year ..........   $     12.45     $     12.19       $     12.22       $     11.90       $     12.40
                                                 ---------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income ......................           .62             .64               .66               .68               .69
  Net realized and unrealized gains (losses) .           .07             .33              (.03)              .33              (.50)
                                                 ---------------------------------------------------------------------------------
 Total from investment operations ............           .69             .97               .63              1.01               .19
                                                 ---------------------------------------------------------------------------------
 Less distributions from:
  Net investment income ......................          (.62)           (.64)(4)          (.66)(3)          (.69)(2)          (.69)
  Net realized gains .........................          (.03)           (.07)               --                --                --
                                                 ---------------------------------------------------------------------------------
 Total distributions .........................          (.65)           (.71)             (.66)             (.69)             (.69)
                                                 ---------------------------------------------------------------------------------
 Net asset value, end of year ................   $     12.49     $     12.45       $     12.19       $     12.22       $     11.90
                                                 =================================================================================
 Total return* ...............................          5.63%           8.22%             5.35%             8.66%             1.74%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) .............   $   776,592     $   741,079       $   698,360       $   685,783       $   652,545
 Ratios to average net assets:
  Expenses ...................................           .65%            .64%              .64%              .64%              .63%
  Net investment income ......................          4.98%           5.24%             5.43%             5.58%             5.83%
 Portfolio turnover rate .....................          6.56%          12.84%            14.95%            11.47%            11.76%

 CLASS C
----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
 Net asset value, beginning of year ..........   $     12.51     $     12.24       $     12.26       $     11.90
                                                 ---------------------------------------------------------------
 Income from investment operations:
  Net investment income ......................           .55             .58               .59               .52
  Net realized and unrealized gains (losses) .           .08             .34              (.02)              .35
                                                 ---------------------------------------------------------------
 Total from investment operations ............           .63             .92               .57               .87
                                                 ---------------------------------------------------------------
 Less distributions from:
  Net investment income ......................          (.55)           (.58)             (.59)             (.51)
  Net realized gains .........................          (.03)           (.07)               --                --
                                                 ---------------------------------------------------------------
 Total distributions .........................          (.58)           (.65)             (.59)             (.51)
                                                 ---------------------------------------------------------------
 Net asset value, end of year ................   $     12.56     $     12.51       $     12.24       $     12.26
                                                 ===============================================================
 Total return* ...............................          5.10%           7.66%             4.79%             7.43%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) .............   $    42,258     $    28,178       $    15,786       $     6,085
 Ratios to average net assets:
  Expenses ...................................          1.21%           1.20%             1.20%             1.22%**
  Net investment income ......................          4.42%           4.67%             4.80%             4.99%**
 Portfolio turnover rate .....................          6.56%          12.84%            14.95%            11.47%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.003.

(4) Includes distributions in excess of net investment income in the amount of $.007.


                       See notes to financial statements.


82
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
Akron Bath Copley Joint Township Hospital Revenue, Akron General Medical Center
   Project, Refunding, AMBAC Insured, 5.375%,
   1/01/17 .................................................................................   $ 1,000,000   $ 1,040,580
   1/01/22 .................................................................................     1,500,000     1,538,460
   1/01/27 .................................................................................     1,000,000     1,023,300
Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ........................................       500,000       598,905
Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .......................     3,660,000     3,867,229
Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ...............     1,000,000     1,095,640
Allen County GO, Refunding, AMBAC Insured, 5.30%, 12/01/15 .................................     1,250,000     1,280,325
Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ..................................     1,200,000     1,272,756
Archbold Area Local School District GO,
   AMBAC Insured, 6.00%, 12/01/21 ..........................................................     2,000,000     2,188,060
   Refunding, MBIA Insured, 5.90%, 12/01/11 ................................................       600,000       625,506
Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%,
   12/01/16 ................................................................................     1,075,000     1,158,302
Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 .................................     2,500,000     2,727,875
Barberton City School District, FGIC Insured, 5.125%, 11/01/22 .............................     9,740,000     9,743,506
Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ........................     8,375,000     8,882,860
Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ........................       500,000       542,110
Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16 ....................     1,000,000     1,049,920
Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 .............................     2,295,000     2,514,287
Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...........................................     1,000,000     1,074,400
Butler County Hospital Facilities Revenue, Middletown Regional Hospital,
   Refunding and Improvement, FGIC Insured, 6.75%, 11/15/10 ................................     2,150,000     2,348,811
Butler County Transportation Improvement, Series A, FSA Insured, 5.125%, 4/01/17 ...........     2,000,000     2,029,480
Butler County Waterworks Revenue,
   AMBAC Insured, 6.35%, 12/01/08 ..........................................................       790,000       861,582
   AMBAC Insured, 6.40%, 12/01/12 ..........................................................       500,000       546,165
   AMBAC Insured, 5.45%, 12/01/16 ..........................................................     1,000,000     1,045,890
   (b)Butler County Water, Refunding and Improvement, FSA Insured, 5.00%, 12/01/19 .........     1,500,000     1,484,600
Canal Winchester Local School District GO, Franklin and Fairfield Co. Ohio, 5.30%, 12/01/25.     5,705,000     5,799,361
Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ................       400,000       433,596
Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ...................     1,200,000     1,279,392
Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 ..........................     2,265,000     2,380,379
Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ................................       675,000       723,823
Claymont City School District, FGIC Insured, 5.70%, 12/01/21 ...............................     1,000,000     1,065,300
Clermont County Hospital Facilities Revenue, Mercy Health System,
   Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 ......................................     1,750,000     1,871,818
   Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ...................................       515,000       564,445
Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 .........     4,280,000     4,493,315
Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..............    11,000,000    11,709,060
Cleveland Airport Systems Revenue,
   Series A, FGIC Insured, 6.25%, 1/01/20 ..................................................     3,000,000     3,260,070
   Series A, FSA Insured, 5.125%, 1/01/27 ..................................................     5,900,000     5,817,754
   Series B, FGIC Insured, Pre-Refunded, 6.00%, 1/01/14 ....................................       985,000     1,096,128
   Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ....................................     1,450,000     1,619,926
Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .....................     2,000,000     2,321,280
Cleveland Public Power Systems Revenue, First Mortgage, Subordinated, Refunding,
   Series 1, MBIA Insured, 5.00%, 11/15/24 .................................................     2,220,000     2,197,645
Cleveland Waterworks Revenue,
   Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ........................    23,375,000    22,987,676
   Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ......................................     2,000,000     2,153,700
   Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ...............................     1,000,000     1,090,080
   Series H, Pre-Refunded, 5.75%, 1/01/26 ..................................................    19,750,000    22,097,485
Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded,
 7.50%, 12/01/11 ...........................................................................     1,000,000     1,123,320
Columbiana County, Refunding, FSA Insured,
 5.25%, 12/01/24 ...........................................................................     1,000,000     1,012,210
Columbus GO, Limited Tax, FGIC Insured,
 9.50%, 4/15/03 ............................................................................       975,000     1,189,032
Columbus Municipal Airport Authority Revenue,
Airport Improvement, Port Columbus International, Series B, AMBAC Insured,
 5.00%, 1/01/18 ............................................................................     3,815,000     3,821,066
Columbus State Community College General Receipts, AMBAC Insured, 5.75%, 12/01/16 ..........     2,100,000     2,300,508
Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ..................................     1,530,000     1,685,800
Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%,
 12/01/14 ..................................................................................     1,650,000     1,822,277


                                                                              83
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ............................   $   100,000   $   126,743
Cuyahoga County Hospital Revenue, Metrohealth System Project, Refunding and
   Improvement, MBIA Insured, 5.50%, 2/15/27 ...............................................     3,915,000     4,060,638
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28 ..........................................................     1,750,000     1,753,588
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ...........     2,945,000     3,212,229
Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%, 12/01/15 ..........................     2,000,000     2,057,480
Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 .............     1,395,000     1,427,810
Defiance GO, MBIA Insured,
   6.10%, 12/01/14 .........................................................................     1,000,000     1,096,680
   6.20%, 12/01/20 .........................................................................       750,000       823,860
Delaware City School District, FGIC Insured, 5.75%, 12/01/15 ...............................     1,640,000     1,754,324
Dover City School District, AMBAC Insured, 6.25%, 12/01/16 .................................     2,000,000     2,146,860
Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .....................     1,625,000     1,773,379
Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ...........................     1,100,000     1,217,975
East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B,
  FSA Insured, 5.00%, 10/01/21 .............................................................     1,000,000       986,640
Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .......................     1,390,000     1,547,348
Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20............................     1,000,000     1,074,910
Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 ............................     1,980,000     2,139,350
Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16 ..........................     1,500,000     1,610,010
Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 .............     2,500,000     2,808,100
Franklin County Convention Facilities Authority Tax and Lease Revenue,
  Anticipation Bonds, MBIA Insured, 5.00%, 12/01/27 ........................................     5,350,000     5,261,404
Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured,
  5.875%, 6/01/21...........................................................................     2,500,000     2,706,075
Green County Sewer System Revenue, Governmental Enterprise, MBIA Insured, 5.25%, 12/01/25...     6,000,000     6,126,180
Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ................     2,100,000     2,359,728
Green Local School District GO, Summit County, FGIC Insured,
    5.875%, 12/01/14 .......................................................................     2,800,000     3,031,672
    5.90%, 12/01/19 ........................................................................     5,150,000     5,528,319
Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 .....................................    18,450,000    19,702,940
    Series B, FGIC Insured, 6.30%, 10/15/25 ................................................     2,340,000     2,536,841
Hamilton County Hospital Facilities Revenue,
    Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12 ..................     3,650,000     3,991,713
    Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 .............     9,590,000     9,443,753
Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ...     3,010,000     3,341,762
Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21 ........................................................................     3,040,000     3,284,355
    5.20%, 10/15/23 ........................................................................     7,525,000     7,616,429
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21...............     4,665,000     4,975,596
Hillard School District GO, Refunding, FGIC Insured, 6.55%, 12/01/05........................       500,000       573,725
Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ,,,,,,,,,,,,,,,,,,     2,750,000     2,903,560
Indian Lake Local School District GO, Construction and Improvement, FGIC Insured,
  5.375%, 12/01/23 .........................................................................     1,000,000     1,020,540
Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 .....................     1,000,000     1,068,580
Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 ...............................     1,000,000     1,041,250
Jackson Local School District GO, Stark and Summit Counties School Building, Construction
 and Improvement, MBIA Insured,
    5.40%, 12/01/13 ........................................................................     2,750,000     2,903,313
    5.50%, 12/01/21 ........................................................................     3,060,000     3,188,612
Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 .................................       500,000       518,310
Kent City School District, FGIC Insured, 5.75%, 12/01/21 ...................................     1,500,000     1,610,565
Kent State University Revenues, General Receipts,
    AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ............................................     1,195,000     1,319,077
    MBIA Insured, 5.50%, 5/01/28 ...........................................................     5,920,000     6,157,984
Kettering City School District, FGIC Insured, 5.25%, 12/01/22 ..............................     1,000,000     1,008,780
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC
  Insured, 5.00%, 8/15/23 ..................................................................     7,500,000     7,385,325
Lake County Hospital Improvement Revenue, Lake Hospital System Inc., Series B
  and C, AMBAC Insured,
    7.875%, 1/01/05 ........................................................................     1,940,000     1,966,035
    8.00%, 1/01/13 .........................................................................     2,185,000     2,217,032
Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ................     1,000,000     1,093,010
Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ....................     3,200,000     3,618,432


84
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                               PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 ........................   $   795,000   $   837,016
 Liberty Benton Local School District, AMBAC Insured, Pre-Refunded,
    6.00%, 12/01/15 .......................................................................     2,000,000     2,257,240
    6.10%, 12/01/19 .......................................................................     2,045,000     2,318,498
 Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25 .........................     4,225,000     4,392,648
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
    Series B, MBIA Insured, 5.50%, 9/01/27 ................................................    12,200,000    12,673,238
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 ..............................................................................       120,000       151,046
    12/01/08 ..............................................................................       110,000       142,622
    12/01/09 ..............................................................................       120,000       157,750
    12/01/10 ..............................................................................       220,000       291,293
 Lucas County Hospital Revenue,
    Promedica Healthcare Obligation, Refunding, MBIA Insured, 5.75%, 11/15/14 .............     5,000,000     5,497,650
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 .........     3,500,000     3,543,785
 Mahoning County GO, Bridge Improvement,
    Limited Tax, AMBAC Insured, 7.20%, 12/01/09 ...........................................     1,500,000     1,567,500
    Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04 .........................................     1,500,000     1,569,120
 Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ..............................     5,000,000     5,249,450
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08     2,000,000     2,224,980
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
    AMBAC Insured, 6.70%, 12/01/09 ........................................................     2,500,000     2,728,725
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ..................     1,000,000     1,072,400
 Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07 .....................       465,000       475,114
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ...................................     3,875,000     4,218,364
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 ............     1,000,000     1,058,770
 Marysville Water Systems, Refunding, AMBAC Insured,
    5.40%, 12/01/13 .......................................................................     1,000,000     1,037,860
    5.50%, 12/01/18 .......................................................................     1,500,000     1,545,975
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...............................     1,935,000     2,091,232
 Maumee Hospital Revenue, Saint Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 .......................................................................     2,755,000     2,997,468
 Mentor Exempted Village School District, MBIA Insured,
    5.375%, 12/01/11 ......................................................................     1,000,000     1,047,970
    6.625%, 12/01/13 ......................................................................     2,000,000     2,181,860
    Pre-Refunded, 7.40%, 12/01/11 .........................................................     2,040,000     2,146,141
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
    Series B, MBIA Insured, 6.50%, 5/01/21 ................................................     1,340,000     1,421,995
 Middleburg Heights Hospital Revenue, Southwest General Health Center, Refunding,
    FSA Insured, 5.75%, 8/15/21 ...........................................................     1,500,000     1,627,125
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
    MBIA Insured,
    7.40%, 4/01/09 ........................................................................    15,000,000    15,337,650
    5.50%, 4/01/26 ........................................................................     2,000,000     2,070,700
    Pre-Refunded, 7.50%, 4/01/14 ..........................................................     5,000,000     5,117,050
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ............     1,600,000     1,749,040
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ............     3,250,000     3,515,298
 Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ..................     1,565,000     1,677,195
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ....................     1,000,000     1,073,920
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 .............     1,695,000     1,887,942
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 ........................     1,000,000     1,024,080
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 ........................................................................     1,070,000     1,112,500
 New Philadelphia City School District GO, School Improvement, AMBAC Insured,
    6.25%, 12/01/17 .......................................................................     2,000,000     2,158,380
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 .........     1,500,000     1,539,810
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .........................................     3,800,000     4,149,942
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ................     2,900,000     3,134,204
 Northeastern Local School District GO, Clark County Improvement, FGIC Insured,
    5.55%, 12/01/18 .......................................................................     1,000,000     1,047,430
 Northridge Local School District GO, Licking, Knox and Del Counties Improvement,
    FSA Insured, 5.75%, 12/01/18 ..........................................................     1,090,000     1,158,180
 Northwest Local School District GO,
    Hamilton County, FGIC Insured, 5.15%, 12/01/22 ........................................     3,400,000     3,415,232
    Scioto County, AMBAC Insured, 7.05%, 12/01/14 .........................................     2,000,000     2,193,880


                                                                              85
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                           PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ....................   $ 5,000,000   $ 5,191,000
 Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .................................     2,000,000     2,134,180
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .................................     4,215,000     4,441,514
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 .................................     3,500,000     3,644,970
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ...........     1,625,000     1,736,410
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ............     2,565,000     2,727,698
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .......................       760,000       829,335
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ........     2,035,000     2,087,279
    RMR, Residential, Series A-1, GNMA Secured, 5.40%, 9/01/29 ........................     3,900,000     3,954,873
    SFMR, Series A, GNMA Secured, 7.65%, 3/01/29 ......................................     2,960,000     3,048,682
    SFMR, Series B, GNMA Secured, 7.40%, 9/01/15 ......................................       635,000       659,809
    SFMR, Series C, GNMA Secured, 7.85%, 9/01/21 ......................................     1,455,000     1,530,034
    SFMR, Series C, GNMA Secured, Pre-Refunded, 8.00%, 9/01/08 ........................     1,690,000     1,740,700
    SFMR, Series C, GNMA Secured, Pre-Refunded, 8.125%, 3/01/20 .......................     1,560,000     1,606,800
    SFMR, Series D, GNMA Secured, 7.50%, 9/01/13 ......................................       945,000       990,436
    SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ......................................     3,760,000     3,944,503
    SFMR, Series I, GNMA Secured, 7.60%, 9/01/16 ......................................     2,640,000     2,768,726
 Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of
    Beneficial Interest, AMBAC Insured,
    5.625%, 2/15/16 ...................................................................    13,000,000    13,651,950
    5.375%, 2/15/24 ...................................................................     7,680,000     7,854,182
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ....     5,000,000     5,128,400
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .............     4,000,000     4,372,520
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...........................     7,500,000     7,794,975
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .................     1,230,000     1,347,084
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .................    15,245,000    16,696,172
    PCR, Ohio Edison, Refunding, Series A, FGIC Insured, 7.45%, 3/01/16 ...............     1,000,000     1,054,250
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ............     5,400,000     5,630,256
    PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ...     7,000,000     7,590,520
 Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
    AMBAC Insured, 5.60%, 4/01/16 .....................................................     2,000,000     2,119,640
    MBIA Insured, 6.125%, 10/01/13 ....................................................    13,000,000    14,452,360
 Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ....................................................................     1,100,000     1,198,538
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ........     5,000,000     5,202,750
 Ohio State Higher Educational Facility Commission Revenue,
(b)Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ........     5,000,000     4,955,450
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ..........................     1,300,000     1,399,255
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ..........................     1,725,000     1,901,537
    University Dayton Project, FGIC Insured, Pre-Refunded, 7.25%, 12/01/12 ............       450,000       486,995
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ......     5,000,000     5,152,050
 Ohio State Turnpike Commission Turnpike Revenue, Series A,
    FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 ........................................     1,000,000     1,103,810
    MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 ........................................    19,400,000    21,444,760
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ..........     3,420,000     3,719,524
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ......     5,000,000     5,051,050
 Ohio State Water Development Authority Revenue,
    Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24 .................     4,000,000     4,102,720
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ..................     5,000,000     5,379,400
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ...............................     8,750,000     9,467,500
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .............     1,000,000     1,069,950
    Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 ........     4,450,000     4,617,988
    Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 .........................     2,000,000     2,371,180
 Olentangy Local School District GO, BIG Insured, 7.75%,
    12/01/08 ..........................................................................       375,000       476,040
    12/01/09 ..........................................................................       375,000       481,605
    12/01/10 ..........................................................................       375,000       490,433


86
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Olmsted Falls Local School District, FGIC Insured,
    5.85%, 12/15/17 ......................................................................   $ 1,500,000   $ 1,608,495
    Pre-Refunded, 7.05%, 12/15/11 ........................................................     1,000,000     1,112,870
 Ontario Local School District GO, FSA Insured, 5.125%, 12/01/18 .........................     4,000,000     4,018,960
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ..............     1,150,000     1,258,319
 Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 .............     1,500,000     1,641,645
 Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured,
    5.50%, 10/01/14 ......................................................................     1,950,000     2,038,335
 Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09 .....................................................................     3,240,000     3,456,432
    5.65%, 12/01/15 ......................................................................     4,490,000     4,731,113
 Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 .............     2,000,000     2,163,080
 Pickerington Local School District GO,
    AMBAC Insured, 5.00%, 12/01/25 .......................................................     8,335,000     8,142,045
    Refunding, AMBAC Insured, 5.55%, 12/01/07 ............................................     1,000,000     1,076,570
 Powell Village GO, Series A, MBIA Insured,
    5.55%, 12/01/17 ......................................................................       840,000       881,168
    5.60%, 12/01/22 ......................................................................       445,000       468,518
 Puerto Rico Commonwealth GO,
    FSA Insured, 5.40%, 7/01/25 ..........................................................     3,000,000     3,095,130
    Refunding, MBIA Insured, 5.75%, 7/01/24 ..............................................     2,000,000     2,140,560
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured,
    5.50%, 7/01/21 .......................................................................     4,000,000     4,176,120
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ..............    11,000,000    11,325,710
 Revere Local School District GO, AMBAC Insured,
    5.25%, 12/01/16 ......................................................................     2,000,000     2,039,640
    6.00%, 12/01/16 ......................................................................     1,600,000     1,727,280
 Reynoldsburg City School District GO, Refunding, FGIC Insured, 5.45%, 12/01/17 ..........     4,075,000     4,243,461
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 ................................................     2,000,000     2,311,280
 South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 .....................       700,000       760,753
 SouthWest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 .............................................................................     1,000,000     1,096,810
    12/01/20 .............................................................................       700,000       763,070
 South-Western City School District of Ohio Franklin and Pickway Counties GO,
    FGIC Insured, ETM, 7.875%,
    12/01/04 .............................................................................       550,000       661,496
    12/01/06 .............................................................................       600,000       748,938
    12/01/07 .............................................................................       600,000       757,410
 Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18 ...............     1,410,000     1,505,908
 Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 .............     1,125,000     1,153,868
 St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .............       600,000       655,440
 St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...........................       750,000       819,300
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ..............................     2,775,000     2,939,252
 Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 ............     1,000,000     1,084,590
 Steubenville City School District, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17     2,075,000     2,333,566
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ..........................     1,750,000     1,919,208
 Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 .......       400,000       434,216
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ............................     4,830,000     5,120,283
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 .......................................................     3,715,000     4,055,071
    AMBAC Insured, 6.00%, 12/01/16 .......................................................     1,000,000     1,100,880
    FGIC Insured, 7.375%, 12/01/00 .......................................................       500,000       535,640
    FGIC Insured, 7.375%, 12/01/02 .......................................................       400,000       451,376
    FGIC Insured, 7.375%, 12/01/03 .......................................................       650,000       747,221
    FGIC Insured, 7.375%, 12/01/04 .......................................................       650,000       760,812
    FGIC Insured, 7.375%, 12/01/05 .......................................................       650,000       768,385
    FGIC Insured, 7.375%, 12/01/06 .......................................................       625,000       745,400
 Toledo Sewerage System Mortgage Revenue, Series B, MBIA Insured, 7.75%, 11/15/17 ........     2,320,000     2,386,166
 Trumbull County Hospital Revenue,
    Refunding and Improvement, Series A, FGIC Insured, 6.25%, 11/15/12 ...................     1,000,000     1,109,020
    Refunding, Series B, FGIC Insured, 6.90%, 11/15/12 ...................................     2,000,000     2,269,020


                                                                              87
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                      PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                             AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ....................   $  4,000,000   $  4,350,600
 University of Cincinnati COP, MBIA Insured, 6.75%, 12/01/09 .....................      1,600,000      1,766,144
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 .....................................      1,500,000      1,503,375
    Series W, MBIA Insured, 5.85%, 6/01/16 .......................................      1,630,000      1,760,693
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ......      6,000,000      6,116,100
 University of Toledo General Receipt,
    FGIC Insured, 5.30%, 6/01/18 .................................................      2,000,000      2,044,460
    Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ............................      5,500,000      5,810,310
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ........      5,000,000      5,059,000
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11      1,000,000      1,118,900
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ....................      1,400,000      1,596,420
 Warren GO,
    MBIA Insured, 6.65%, 11/01/12 ................................................      2,415,000      2,752,424
    Refunding, AMBAC Insured, 5.50%, 11/15/13 ....................................      1,015,000      1,089,633
 Wausen Exempt Village School District GO, Refunding and School Improvements,
    MBIA Insured, 5.50%, 12/01/17 ................................................      1,800,000      1,883,214
 Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ...      1,800,000      1,976,868
 Westerville, Minerva Park, and Blendon Joint Township Hospital District Revenue,
    St. Ann's Hospital, Refunding, Series B,
    AMBAC Insured, ETM, 7.00%, 9/15/12 ...........................................      5,000,000      5,329,450
 Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ...............      2,000,000      2,147,120
 Wilmington Sewer System Revenue, First Mortgage, Refunding, MBIA Insured,
    5.30%, 2/15/18 ...............................................................      1,170,000      1,200,993
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    5.90%, 6/15/14 ...............................................................      1,275,000      1,394,761
    6.00%, 6/15/21 ...............................................................      2,510,000      2,736,703
 Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ....        500,000        538,170
 Wooster City School District GO, AMBAC Insured, 6.50%, 12/01/17 .................      8,700,000      9,711,810
 Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ..      2,350,000      2,552,641
 Youngstown State University General Receipts, AMBAC Insured, 6.00%, 12/15/16 ....      2,250,000      2,540,880
 Zane Trace Local School District GO, AMBAC Insured, 5.45%, 12/01/19 .............      1,000,000      1,039,770
                                                                                                    ------------
 TOTAL LONG TERM INVESTMENTS (COST $759,384,531) .................................                   811,625,146
                                                                                                    ------------
(a)SHORT TERM INVESTMENTS .5%
 Cuyahoga County IDR, Allen Group Inc. Project, Weekly VRDN and Put,
    2.95%, 12/01/15 ..............................................................        300,000        300,000
 Ohio State Air Quality Development Authority Revenue, Cincinnati Gas and
    Electric, Refunding, Series A,
    Daily VRDN and Put, 3.15%, 9/01/30 ...........................................      1,500,000      1,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put,
    2.60%, 7/01/28 ...............................................................      2,200,000      2,200,000
                                                                                                    ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,000,000) ..................................                     4,000,000
                                                                                                    ------------
 TOTAL INVESTMENTS (COST $763,384,531) 99.6% .....................................                   815,625,146
 OTHER ASSETS, LESS LIABILITIES .4% ..............................................                     3,225,425
                                                                                                    ------------
 NET ASSETS 100.0% ...............................................................                  $818,850,571
                                                                                                    ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


88
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AD    - Assessment District

AMBAC - American Municipal Bond Assurance Corp.

BART  - Bay Area Rapid Transit

BIG   - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).

CDA   - Community Development Authority/Agency

CDD   - Community Development District

COP   - Certificate of Participation

EDA   - Economic Development Authority

EDC   - Economic Development Corp.

ETM   - Escrow to Maturity

FGIC  - Financial Guaranty Insurance Co.

FHA   - Federal Housing Authority/Agency

FNMA  - Federal National Mortgage Association

FSA   - Financial Security Assistance (some of the securities shown as FSA
        Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).

GNMA  - Government National Mortgage Association

GO    - General Obligation

HDA   - Housing Development Authority/Agency

HDC   - Housing Development Corp.

HFA   - Housing Finance Authority/Agency

HFAR  - Housing Finance Authority Revenue

HFC   - Housing Finance Corp.

HMR   - Home Mortgage Revenue

ID    - Improvement District

IDA   - Industrial Development Authority/Agency

IDAR  - Industrial Development Authority/Agency Revenue

IDR   - Industrial Development Revenue

ISD   - Independent School District

LP    - Limited Partnership

MBIA  - Municipal Bond Investors Assurance Corp.

MF    - Multi-Family

MFHR  - Multi-Family Housing Revenue

MFMR  - Multi-Family Mortgage Revenue

MFR   - Multi-Family Revenue

MTA   - Metropolitan Transit Authority

MUD   - Municipal Utility District

PBA   - Public Building Authority

PCC   - Pollution Control Corporation

PCR   - Pollution Control Revenue

PUD   - Public Utility District

RDA   - Redevelopment Authority/Agency

RDAR  - Redevelopment Authority/Agency Revenue

RMR   - Residential Mortgage Revenue

SF    - Single Family

SFM   - Single Family Mortgage

SFMR  - Single Family Mortgage Revenue

SFRMR - Single Family Residential Mortgage Revenue

UHSD  - Unified High School District

USD   - Unified School District


                                                                              89
FRANKLIN TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999


                                                                            FRANKLIN           FRANKLIN
                                                                         ARIZONA INSURED    FLORIDA INSURED       FRANKLIN
                                                                             TAX-FREE          TAX-FREE       INSURED TAX-FREE
                                                                           INCOME FUND        INCOME FUND        INCOME FUND
                                                                         ---------------    ---------------    ---------------
Assets:
 Investments in securities:
  Cost ...............................................................   $    76,557,736    $   115,940,869    $ 1,671,809,661
                                                                         =====================================================
  Value ..............................................................        80,031,977        122,730,335      1,782,702,781
 Cash ................................................................            12,357             11,359          3,916,593
 Receivables:
  Capital shares sold ................................................           301,093            193,329          1,657,856
  Interest ...........................................................           761,155          2,069,351         23,907,792
                                                                         -----------------------------------------------------
Total assets .........................................................        81,106,582        125,004,374      1,812,185,022
                                                                         -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................                --                 --         11,879,828
  Capital shares redeemed ............................................            93,331             86,779          1,905,738
  Affiliates .........................................................            43,761             64,549          1,032,266
  Shareholders .......................................................           190,944            218,465          2,979,752
 Distributions to shareholders .......................................            88,859            137,240          2,115,033
 Other liabilities ...................................................             5,262              9,519             92,331
                                                                         -----------------------------------------------------
Total liabilities ....................................................           422,157            516,552         20,004,948
                                                                         -----------------------------------------------------
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,792,180,074
                                                                         =====================================================
Net assets consist of:
 Undistributed net investment income .................................   $        67,696    $        40,425    $            --
 Accumulated distributions in excess of net investment income ........                --                 --         (1,730,568)
 Net unrealized appreciation .........................................         3,474,241          6,789,466        110,893,120
 Accumulated net realized gain (loss) ................................          (182,835)        (1,267,548)         3,062,284
 Capital shares ......................................................        77,325,323        118,925,479      1,679,955,238
                                                                         -----------------------------------------------------
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,792,180,074
                                                                         =====================================================
Class A:
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,727,013,645
                                                                         =====================================================
 Shares outstanding ..................................................         7,442,975         11,825,883        140,839,755
                                                                         =====================================================
 Net asset value per share* ..........................................   $         10.84    $         10.53    $         12.26
                                                                         =====================================================
 Maximum offering price per share (net asset value per share / 95.75%)   $         11.32    $         11.00    $         12.80
                                                                         =====================================================
Class C:
 Net assets, at value ................................................                --                 --    $    65,166,429
                                                                         =====================================================
 Shares outstanding ..................................................                --                 --          5,284,153
                                                                         =====================================================
 Net asset value per share* ..........................................                --                 --    $         12.33
                                                                         =====================================================
 Maximum offering price per share (net asset value per share / 99.00%)                --                 --    $         12.45
                                                                         =====================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


90
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999


                                                                          FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                                        MASSACHUSETTS     MICHIGAN       MINNESOTA        OHIO
                                                                          INSURED          INSURED        INSURED        INSURED
                                                                         TAX-FREE         TAX-FREE        TAX-FREE       TAX-FREE
                                                                        INCOME FUND      INCOME FUND    INCOME FUND    INCOME FUND
                                                                        -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................  $340,631,592   $1,106,348,081   $505,431,161   $763,384,531
                                                                        ===========================================================
  Value ..............................................................   362,469,032    1,195,996,630    530,747,218    815,625,146
 Cash ................................................................       243,854          478,098        869,149        439,000
 Receivables:
  Capital shares sold ................................................       540,540        1,301,117      1,366,844        978,222
  Interest ...........................................................     4,760,073       18,808,415      5,265,115     11,920,017
                                                                        -----------------------------------------------------------
Total assets .........................................................   368,013,499    1,216,584,260    538,248,326    828,962,385
                                                                        -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................            --               --             --      6,492,427
  Capital shares redeemed ............................................       116,805          898,357        464,032        622,561
  Affiliates .........................................................       242,193          730,703        331,595        511,693
  Shareholders .......................................................       831,335        2,196,624        716,246      1,488,143
 Distributions to shareholders .......................................       419,797        1,385,215        625,772        946,716
 Other liabilities ...................................................        22,886           58,011         40,731         50,274
                                                                        -----------------------------------------------------------
Total liabilities ....................................................     1,633,016        5,268,910      2,178,376     10,111,814
                                                                        -----------------------------------------------------------
 Net assets, at value ................................................  $366,380,483   $1,211,315,350   $536,069,950   $818,850,571
                                                                        ===========================================================
Net assets consist of:
 Accumulated distributions in excess of net investment income ........  $   (184,372)  $   (1,057,561)  $    (47,855)  $    (27,565)
 Net unrealized appreciation .........................................    21,837,440       89,648,549     25,316,057     52,240,615
 Accumulated net realized gain (loss) ................................            --          (84,031)     1,059,053      1,147,411
 Capital shares ......................................................   344,727,415    1,122,808,393    509,742,695    765,490,110
                                                                        -----------------------------------------------------------
 Net assets, at value ................................................  $366,380,483   $1,211,315,350   $536,069,950   $818,850,571
                                                                        ===========================================================
Class A:
 Net assets, at value ................................................  $340,109,185   $1,161,345,331   $515,173,828   $776,592,398
                                                                        ===========================================================
 Shares outstanding ..................................................    29,050,502       94,578,729     42,439,549     62,170,225
                                                                        ===========================================================
 Net asset value per share* ..........................................  $      11.71   $        12.28   $      12.14   $      12.49
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 95.75%)  $      12.23   $        12.83   $      12.68   $      13.04
                                                                        ===========================================================
Class C:
 Net assets, at value ................................................  $ 26,271,298   $   49,970,019   $ 20,896,122   $ 42,258,173
                                                                        ===========================================================
 Shares outstanding ..................................................     2,233,198        4,043,774      1,713,805      3,365,166
                                                                        ===========================================================
 Net asset value per share* ..........................................  $      11.76   $        12.36   $      12.19   $      12.56
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 99.00%)  $      11.88   $        12.48   $      12.31   $      12.69
                                                                        ===========================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


                                                                              91
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                                FRANKLIN          FRANKLIN
                                                             ARIZONA INSURED   FLORIDA INSURED     FRANKLIN
                                                                TAX-FREE          TAX-FREE      INSURED TAX-FREE
                                                               INCOME FUND       INCOME FUND       INCOME FUND
                                                              -------------------------------------------------
Investment income:
 Interest ................................................    $   3,526,936     $   5,997,743     $ 100,799,419
                                                              -------------------------------------------------
Expenses:
 Management fees (Note 3) ................................          444,848           697,080         8,186,468
 Distribution fees (Note 3)
  Class A ................................................           66,900           113,229         1,477,735
  Class C ................................................               --                --           330,443
 Transfer agent fees (Note 3) ............................           19,479            36,373           639,009
 Custodian fees ..........................................              637             1,098            17,493
 Reports to shareholders .................................            6,949            12,162           226,595
 Registration and filing fees ............................            9,273             8,760           122,126
 Professional fees .......................................            2,545             3,558            42,309
 Trustees' fees and expenses .............................              699             1,106            15,828
 Other ...................................................           16,204            21,813           119,602
                                                              -------------------------------------------------
  Total expenses .........................................          567,534           895,179        11,177,608
  Expenses waived/paid by affiliate (Note 3) .............         (315,223)         (417,537)               --
                                                              -------------------------------------------------
 Net expenses ............................................          252,311           477,642        11,177,608
                                                              -------------------------------------------------
  Net investment income ..................................        3,274,625         5,520,101        89,621,811
                                                              -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................           64,058             2,867        10,620,546
 Net unrealized appreciation (depreciation) on investments          334,186           979,147        (3,082,372)
                                                              -------------------------------------------------
Net realized and unrealized gain .........................          398,244           982,014         7,538,174
Net increase in net assets resulting from operations .....    $   3,672,869     $   6,502,115     $  97,159,985
                                                              =================================================


                       See notes to financial statements.


92
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                               FRANKLIN           FRANKLIN          FRANKLIN          FRANKLIN
                                                             MASSACHUSETTS        MICHIGAN          MINNESOTA           OHIO
                                                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                              INCOME FUND        INCOME FUND       INCOME FUND       INCOME FUND
                                                              -------------------------------------------------------------------
Investment income:
 Interest ................................................    $ 20,020,960       $ 66,806,324      $ 29,428,362      $ 44,538,395
                                                              -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................       1,842,232          5,623,372         2,591,321         3,822,228
 Distribution fees (Note 3)
  Class A ................................................         296,450          1,014,288           443,034           680,046
  Class C ................................................         124,618            269,619           100,209           229,041
 Transfer agent fees (Note 3) ............................         141,391            564,054           236,613           361,491
 Custodian fees ..........................................           3,521             11,911             5,222             7,928
 Reports to shareholders .................................          46,822            169,807            77,042           119,373
 Registration and filing fees ............................          13,174             21,155            12,682            29,030
 Professional fees .......................................           9,111             31,600            12,831            18,851
 Trustees' fees and expenses .............................           3,297             10,773             4,805             7,086
 Other ...................................................          36,619             27,547            51,466            75,266
                                                              -------------------------------------------------------------------
      Total expenses .....................................       2,517,235          7,744,126         3,535,225         5,350,340
                                                              -------------------------------------------------------------------
      Net investment income ..............................      17,503,725         59,062,198        25,893,137        39,188,055
                                                              -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................         549,086          2,222,023         1,829,574         2,482,460
 Net unrealized appreciation (depreciation) on investments          (1,068)        10,636,500        (1,790,539)        1,410,754
                                                              -------------------------------------------------------------------
Net realized and unrealized gain .........................         548,018         12,858,523            39,035         3,893,214
                                                              -------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $ 18,051,743       $ 71,920,721      $ 25,932,172      $ 43,081,269
                                                              ===================================================================


                       See notes to financial statements.


                                                                              93
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                FRANKLIN ARIZONA INSURED           FRANKLIN FLORIDA INSURED
                                                                  TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------
                                                                  1999             1998             1999             1998
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   3,274,625    $   2,419,028    $   5,520,101    $   4,570,472
  Net realized gain from investments ......................          64,058          186,266            2,867          139,100
  Net unrealized appreciation on investments ..............         334,186        1,729,964          979,147        3,782,107
                                                              ----------------------------------------------------------------
Net increase in net assets resulting from operations ......       3,672,869        4,335,258        6,502,115        8,491,679
 Distributions to shareholders from net investment income .      (3,262,224)      (2,451,451)      (5,528,406)      (4,572,391)
 Capital share transactions: (Note 2) .....................      22,215,047       16,481,798       22,008,531       20,409,395
                                                              ----------------------------------------------------------------
Net increase in net assets ................................      22,625,692       18,365,605       22,982,240       24,328,683
Net assets:
 Beginning of year ........................................      58,058,733       39,693,128      101,505,582       77,176,899
                                                              ----------------------------------------------------------------
 End of year ..............................................   $  80,684,425    $  58,058,733    $ 124,487,822    $ 101,505,582
                                                              ================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................   $      67,696    $      55,295    $      40,425    $      48,730
                                                              ================================================================


                       See notes to financial statements.


94
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                      FRANKLIN INSURED             FRANKLIN MASSACHUSETTS INSURED
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             ----------------------------------------------------------------------
                                                                  1999               1998              1999              1998
                                                             ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................  $    89,621,811    $    92,090,668   $    17,503,725   $    17,761,637
  Net realized gain from investments ......................       10,620,546         23,962,647           549,086         4,132,958
  Net unrealized appreciation (depreciation) on investments       (3,082,372)        16,269,474            (1,068)        6,206,833
                                                             ----------------------------------------------------------------------
Net increase in net assets resulting from operations ......       97,159,985        132,322,789        18,051,743        28,101,428
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (87,334,716)       (90,659,720)      (16,632,794)      (17,272,533)
   Class C ................................................       (2,287,095)        (1,442,616)         (844,761)         (450,151)
  In excess of net investment income:
   Class A ................................................         (856,324)          (860,908)               --          (212,790)
   Class C ................................................          (22,408)                --                --                --
  Net realized gains:
   Class A ................................................      (13,902,736)       (16,811,655)       (1,931,958)       (3,803,786)
   Class C ................................................         (425,541)          (343,655)         (108,794)         (118,051)
                                                             ----------------------------------------------------------------------
 Total distributions to shareholders ......................     (104,828,820)      (110,118,554)      (19,518,307)      (21,857,311)
 Capital share transactions: (Note 2)
   Class A ................................................       49,150,017          1,404,896        13,335,276        (2,973,753)
   Class C ................................................       27,381,709         16,099,401        12,428,507         7,370,054
                                                             ----------------------------------------------------------------------
 Total capital share transactions .........................       76,531,726         17,504,297        25,763,783         4,396,301
Net increase in net assets ................................       68,862,891         39,708,532        24,297,219        10,640,418
Net assets:
 Beginning of year ........................................    1,723,317,183      1,683,608,651       342,083,264       331,442,846
                                                             ----------------------------------------------------------------------
 End of year ..............................................  $ 1,792,180,074    $ 1,723,317,183   $   366,380,483   $   342,083,264
                                                             ======================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of year .............................................  $    (1,730,568)   $      (851,836)  $      (184,372)  $      (210,542)
                                                             ======================================================================


                       See notes to financial statements.


                                                                              95
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                    FRANKLIN MICHIGAN INSURED          FRANKLIN MINNESOTA INSURED
                                                                       TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------------------
                                                                     1999              1998              1999             1998
                                                                 ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $   59,062,198    $   59,917,823    $  25,893,137    $  25,936,826
  Net realized gain from investments .........................        2,222,023        10,732,851        1,829,574        4,596,300
  Net unrealized appreciation (depreciation) on investments ..       10,636,500        21,097,599       (1,790,539)       5,746,112
                                                                 ------------------------------------------------------------------
Net increase in net assets resulting from operations .........       71,920,721        91,748,273       25,932,172       36,279,238
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................      (56,963,881)      (58,492,475)     (25,368,828)     (25,706,309)
   Class C ...................................................       (1,809,222)       (1,211,205)        (681,854)        (335,992)
  In excess of net investment income:
   Class A ...................................................               --        (1,347,076)         (46,601)              --
   Class C ...................................................               --                --           (1,254)              --
  Net realized gains:
   Class A ...................................................       (5,139,566)      (12,008,053)        (856,454)      (3,868,308)
   Class C ...................................................         (185,565)         (284,824)         (29,745)         (68,525)
                                                                 ------------------------------------------------------------------
  Total distributions to shareholders ........................      (64,098,234)      (73,343,633)     (26,984,736)     (29,979,134)
  Capital share transactions: (Note 2)
   Class A ...................................................       11,242,515        13,102,580       20,874,563        6,985,703
   Class C ...................................................       16,812,877        12,231,280       10,802,209        5,188,792
                                                                 ------------------------------------------------------------------
  Total capital share transactions ...........................       28,055,392        25,333,860       31,676,772       12,174,495
Net increase in net assets ...................................       35,877,879        43,738,500       30,624,208       18,474,599
Net assets:
 Beginning of year ...........................................    1,175,437,471     1,131,698,971      505,445,742      486,971,143
                                                                 ------------------------------------------------------------------
 End of year .................................................   $1,211,315,350    $1,175,437,471    $ 536,069,950    $ 505,445,742
                                                                 ==================================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ................................................   $   (1,057,561)   $   (1,346,656)   $     (47,855)   $     157,545
                                                                 ==================================================================


                       See notes to financial statements.


96
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                                          FRANKLIN OHIO INSURED
                                                                                           TAX-FREE INCOME FUND
                                                                                       ------------------------------
                                                                                           1999             1998
                                                                                       ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $  39,188,055    $  38,568,347
  Net realized gain from investments ...............................................       2,482,460        5,741,354
  Net unrealized appreciation on investments .......................................       1,410,754       14,279,319
                                                                                       ------------------------------
Net increase in net assets resulting from operations ...............................      43,081,269       58,589,020
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................     (37,252,026)     (37,331,056)
   Class C .........................................................................      (1,528,613)        (963,819)
  In excess of net investment income:
   Class A .........................................................................              --         (449,596)
  Net realized gains:
   Class A .........................................................................      (1,823,769)      (3,968,675)
   Class C .........................................................................         (89,688)        (134,989)
                                                                                       ------------------------------
 Total distributions to shareholders ...............................................     (40,694,096)     (42,848,135)
 Capital share transactions: (Note 2)
   Class A .........................................................................      33,237,755       27,458,447
   Class C .........................................................................      13,967,984       11,912,652
                                                                                       ------------------------------
 Total capital share transactions ..................................................      47,205,739       39,371,099
Net increase in net assets .........................................................      49,592,912       55,111,984
Net assets
 Beginning of year .................................................................     769,257,659      714,145,675
                                                                                       ------------------------------
 End of year .......................................................................   $ 818,850,571    $ 769,257,659
                                                                                       ==============================
Accumulated distributions in excess of net investment income included in net assets:
 End of year .......................................................................   $     (27,565)   $    (434,981)
                                                                                       ==============================


                       See notes to financial statements.


                                                                              97
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. INSURANCE

The scheduled payments of interest and principal for each long-term municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


98
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class A and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                          FRANKLIN ARIZONA                FRANKLIN FLORIDA INSURED
                                                    INSURED TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES: ...............................       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................        2,370,125     $  25,660,758         3,700,444     $  38,909,596
 Shares issued in reinvestment of distributions          146,945         1,590,252           182,603         1,917,371
 Shares redeemed ..............................         (466,289)       (5,035,963)       (1,790,202)      (18,818,436)
                                                   -------------------------------------------------------------------
Net increase ..................................        2,050,781     $  22,215,047         2,092,845     $  22,008,531
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        2,255,909     $  23,825,186         3,398,220     $  34,631,405
 Shares issued in reinvestment of distributions           93,722           989,777           152,966         1,558,437
 Shares redeemed ..............................         (788,836)       (8,333,165)       (1,546,829)      (15,780,447)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,560,795     $  16,481,798         2,004,357     $  20,409,395
                                                   ===================================================================

                                                         FRANKLIN INSURED                  FRANKLIN MASSACHUSETTS
                                                        TAX-FREE INCOME FUND            INSURED TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES: ...............................       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................       20,347,674     $ 250,574,059         3,673,445     $  43,120,431
 Shares issued in reinvestment of distributions        3,787,915        46,606,128           740,160         8,686,439
 Shares redeemed ..............................      (20,145,689)     (248,030,170)       (3,280,706)      (38,471,594)
                                                   -------------------------------------------------------------------
Net increase ..................................        3,989,900     $  49,150,017         1,132,899     $  13,335,276
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................       17,269,623     $ 211,180,919         3,519,323     $  40,939,910
 Shares issued in reinvestment of distributions        3,958,810        48,486,276           897,006        10,455,135
 Shares redeemed ..............................      (21,131,863)     (258,262,299)       (4,661,188)      (54,368,798)
                                                   -------------------------------------------------------------------
Net increase (decrease) .......................           96,570     $   1,404,896          (244,859)    $  (2,973,753)
                                                   ===================================================================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................        2,858,182     $  35,405,965         1,236,934     $  14,603,154
 Shares issued in reinvestment of distributions          143,445         1,775,301            59,445           700,881
 Shares redeemed ..............................         (791,952)       (9,799,557)         (243,865)       (2,875,528)
                                                   -------------------------------------------------------------------
Net increase ..................................        2,209,675     $  27,381,709         1,052,514     $  12,428,507
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        1,667,248     $  20,488,591           765,610     $   8,960,256
 Shares issued in reinvestment of distributions           94,459         1,164,085            37,126           435,243
 Shares redeemed ..............................         (450,124)       (5,553,275)         (172,483)       (2,025,445)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,311,583     $  16,099,401           630,253     $   7,370,054
                                                   ===================================================================


                                                                              99
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                     FRANKLIN MICHIGAN INSURED           FRANKLIN MINNESOTA INSURED
                                                        TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES:                                       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................        8,062,766     $  98,708,500         4,579,843     $  55,803,476
 Shares issued in reinvestment of distributions        2,592,822        31,727,653         1,138,659        13,862,003
 Shares redeemed ..............................       (9,743,467)     (119,193,638)       (4,006,455)      (48,790,916)
                                                   -------------------------------------------------------------------
Net increase ..................................          912,121     $  11,242,515         1,712,047     $  20,874,563
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        7,753,171     $  93,289,744         3,600,732     $  43,558,572
 Shares issued in reinvestment of distributions        3,048,762        36,772,450         1,292,002        15,628,194
 Shares redeemed ..............................       (9,724,796)     (116,959,614)       (4,323,207)      (52,201,063)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,077,137     $  13,102,580           569,527     $   6,985,703
                                                   ===================================================================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................        1,687,220     $  20,782,927           967,191     $  11,818,508
 Shares issued in reinvestment of distributions          114,497         1,411,093            38,858           475,238
 Shares redeemed ..............................         (437,096)       (5,381,143)         (121,981)       (1,491,537)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,364,621     $  16,812,877           884,068     $  10,802,209
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        1,286,100     $  15,582,043           456,070     $   5,531,391
 Shares issued in reinvestment of distributions           87,059         1,057,035            21,848           265,662
 Shares redeemed ..............................         (364,733)       (4,407,798)          (50,255)         (608,261)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,008,426     $  12,231,280           427,663     $   5,188,792
                                                   ===================================================================

                                                                                            FRANKLIN OHIO INSURED
                                                                                             TAX-FREE INCOME FUND
                                                                                       -------------------------------
CLASS A SHARES:                                                                           SHARES            AMOUNT
                                                                                       -------------------------------
Year ended February 28, 1999
 Shares sold ..................................                                            7,474,825     $  93,338,302
 Shares issued in reinvestment of distributions                                            1,562,346        19,499,382
 Shares redeemed ..............................                                           (6,380,336)      (79,599,929)
                                                                                       -------------------------------
Net increase ..................................                                            2,656,835     $  33,237,755
                                                                                       ===============================
Year ended February 28, 1998
 Shares sold ..................................                                            6,967,848     $  85,498,458
 Shares issued in reinvestment of distributions                                            1,663,920        20,491,535
 Shares redeemed ..............................                                           (6,397,990)      (78,531,546)
                                                                                       -------------------------------
Net increase ..................................                                            2,233,778     $  27,458,447
                                                                                       ===============================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................                                            1,355,256     $  17,004,771
 Shares issued in reinvestment of distributions                                               92,437         1,159,580
 Shares redeemed ..............................                                             (334,322)       (4,196,367)
                                                                                       -------------------------------
Net increase ..................................                                            1,113,371     $  13,967,984
                                                                                       ===============================
Year ended February 28, 1998
 Shares sold ..................................                                            1,087,152     $  13,445,487
 Shares issued in reinvestment of distributions                                               64,382           798,328
 Shares redeemed ..............................                                             (188,923)       (2,331,163)
                                                                                       -------------------------------
Net increase ..................................                                              962,611     $  11,912,652
                                                                                       ===============================


100
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED FEE RATE    MONTH-END NET ASSETS
      -------------------    --------------------
            .625%            First $100 million
            .500%            Over $100 million, up to and including $250 million
            .450%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                          FRANKLIN       FRANKLIN                      FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                           ARIZONA        FLORIDA       FRANKLIN     MASSACHUSETTS      MICHIGAN       MINNESOTA         OHIO
                           INSURED        INSURED        INSURED        INSURED         INSURED         INSURED         INSURED
                          TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE         TAX-FREE       TAX-FREE        TAX-FREE
                         INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND      INCOME FUND    INCOME FUND     INCOME FUND
                         --------------------------------------------------------------------------------------------------------
Net commissions paid      $  (4,607)     $ (33,186)     $(470,475)     $(125,545)      $(149,844)      $(110,017)      $(158,520)
Contingent deferred
 sales charges .....      $      --      $      85      $  38,597      $  24,083       $  10,821       $   6,400       $  15,696

The Funds paid transfer agent fees of $1,998,410, of which $1,774,653 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                            FRANKLIN ARIZONA    FRANKLIN FLORIDA
                                            INSURED TAX-FREE    INSURED TAX-FREE
                                              INCOME FUND         INCOME FUND
                                            ------------------------------------
      Capital loss carryovers expiring in:
        2003                                   $  165,472         $1,100,392
        2005                                       17,363            167,156
                                            ------------------------------------
                                               $  182,835         $1,267,548
                                            ====================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


                                                                             101
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                               FRANKLIN       FRANKLIN                           FRANKLIN         FRANKLIN         FRANKLIN
                                ARIZONA        FLORIDA         FRANKLIN        MASSACHUSETTS      MICHIGAN         MINNESOTA
                                INSURED        INSURED          INSURED           INSURED          INSURED          INSURED
                                TAX-FREE       TAX-FREE         TAX-FREE          TAX-FREE         TAX-FREE         TAX-FREE
                               INCOME FUND    INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND
                              -----------------------------------------------------------------------------------------------------
Investments at cost           $ 76,557,736   $ 115,940,869   $ 1,671,812,780    $ 340,631,592   $ 1,106,460,107   $ 505,431,161
                              =====================================================================================================
Unrealized appreciation       $  3,585,252   $   6,842,756   $   112,093,475    $  22,007,097   $    89,647,421   $  25,705,710
Unrealized depreciation           (111,011)        (53,290)       (1,203,474)        (169,657)         (110,898)       (389,653)
                              -----------------------------------------------------------------------------------------------------
Net unrealized appreciation   $  3,474,241   $   6,789,466   $   110,890,001    $  21,837,440   $    89,536,523   $  25,316,057
                              =====================================================================================================

                               FRANKLIN
                                 OHIO
                                INSURED
                                TAX-FREE
                               INCOME FUND
                              -------------
Investments at cost           $ 763,384,531
                              =============
Unrealized appreciation       $  52,869,355
Unrealized depreciation            (628,740)
                              -------------
Net unrealized appreciation   $  52,240,615
                              =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1999, were as follows:

              FRANKLIN         FRANKLIN                       FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
               ARIZONA         FLORIDA        FRANKLIN     MASSACHUSETTS      MICHIGAN        MINNESOTA         OHIO
               INSURED         INSURED         INSURED         INSURED         INSURED         INSURED         INSURED
              TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
             INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
            ------------------------------------------------------------------------------------------------------------
Purchases   $ 26,194,202    $ 24,905,353    $294,028,629    $ 45,875,516    $ 98,564,045    $112,821,458    $102,300,207
Sales       $  7,077,328    $  1,978,380    $228,566,473    $ 23,690,822    $ 86,721,405    $ 83,015,134    $ 51,154,467

6. CREDIT RISK

All Funds, except the Franklin Insured Tax-Free Income Fund, have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


102
FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the seven funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28,1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999


                                                                             103
FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended February 28, 1999:

Franklin Insured Tax-Free Income Fund                                $10,162,031
Franklin Massachusetts Insured Tax-Free Income Fund                  $   575,532
Franklin Michigan Insured Tax-Free Income Fund                       $ 1,872,168
Franklin Minnesota Insured Tax-Free Income Fund                      $ 1,828,580
Franklin Ohio Insured Tax-Free Income Fund                           $ 2,482,460

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.







                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.




PROXY                                                                      PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                                JUNE 23, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Michigan Tax-Free Income Fund (the "Income Fund") that the undersigned is entitled to vote at Income Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 1:30 p.m., Pacific time on June 23, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. Is shares are held jointly, each holder must sign.


                    ________________________________________
                    Signature


                    ________________________________________
                    Signature



                    ________________________________________
                    Date



                          (Please see reverse side)





                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN TAX-FREE TRUST, ON BEHALF OF ITS SERIES, FRANKLIN MICHIGAN TAX-FREE INCOME FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN MICHIGAN TAX-FREE INCOME FUND PURSUANT TO THE PLAN OF REORGANIZATION WITH FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.



1. To approve a plan or Reorganization          FOR      AGAINST     ABSTAIN
   by Franklin Tax-Free Trust, on behalf
   of its series, Franklin Michigan             [_]        [_]         [_]
   Tax-Free Income Fund ("Income Fund")
   and Franklin Michigan Insured Tax-Free
   Income Fund, that provides for the
   acquisition of substantially all of the
   assets of Income Fund in exchange for
   shares of Franklin Michigan Insured
   Tax-Free Income Fund-Class A, the
   distribution of such shares of the
   shareholders of Income Fund, and the
   dissolution of Income Fund
   (the "Reorganization").


2. To grant the proxyholders the                GRANT    WITHHOLD
   authority to vote upon any other business
   which may legally come before the Special     [_]       [_]
   Meeting or any adjournment thereof.




             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.




                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                           FRANKLIN TAX-FREE TRUST
                             DATED APRIL 21, 1999



Acquisition of the Assets of the
FRANKLIN MICHIGAN TAX-FREE INCOME FUND

By and in exchange for shares of the
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Franklin Michigan Tax-Free Income Fund (the "Income Fund") for shares of Franklin Michigan Insured Tax-Free Income Fund - Class A.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Franklin Michigan Insured Tax-Free Income Fund dated July 1, 1998, as supplemented April 1, 1999.

            2. Annual Report to Shareholders of Income Fund for the fiscal year ended February 28, 1999.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated April 21, 1999, relating to the above-referenced transaction. Audited financial statement information for Franklin Michigan Insured Tax-Free Income Fund is contained in that Fund's Annual Report to Shareholders dated February 28, 1999, which is attached to and is a part of the Prospectus/Proxy Statement. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to Income Fund, or to Franklin Michigan Insured Tax-Free Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.


o    TF1 *SA1
     TF2 *SA1

--------------------------------------------------------------------------------
                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II
--------------------------------------------------------------------------------

                         SUPPLEMENT DATED APRIL 1, 1999
                 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

                             FRANKLIN TAX-FREE TRUST
  (TF1 - ARIZONA, FLORIDA, INSURED, MASSACHUSETTS, MICHIGAN, MINNESOTA AND OHIO
                         INSURED TAX-FREE INCOME FUNDS)
   (TF2 - ALABAMA, FLORIDA, GEORGIA, KENTUCKY, LOUISIANA, MARYLAND, MISSOURI,
            NORTH CAROLINA, TEXAS AND VIRGINIA TAX-FREE INCOME FUNDS)
                               DATED JULY 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

III. Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



                Please keep this supplement for future reference.



FRANKLIN TAX-FREE TRUST
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND
STATEMENT OF
ADDITIONAL INFORMATION
JULY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Do the Funds Invest Their Assets? ..................................    2
What Are the Risks
 of Investing in the Funds? ............................................    7
Investment Restrictions ................................................   11
Officers and Trustees ..................................................   12
Investment Management
 and Other Services ....................................................   15
How Do the Funds Buy
 Securities for Their Portfolios? ......................................   17
How Do I Buy, Sell
 and Exchange Shares? ..................................................   17
How Are Fund Shares Valued? ............................................   20
Additional Information on
 Distributions and Taxes ...............................................   21
The Funds' Underwriter .................................................   24
How Do the Funds
 Measure Performance? ..................................................   27
Miscellaneous Information ..............................................   31
Financial Statements ...................................................   33
Useful Terms and Definitions ...........................................   33
Appendices  ............................................................   34
 Description of Ratings ................................................   34
 State Tax Treatment ...................................................   37

--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------

The funds are series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company. The Prospectus, dated July 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

TF1 SAI 07/98

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT
THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF FEBRUARY 28, 1998
(as a percentage of net assets)

Arizona Fund ...............................         9.62%
Florida Fund ...............................         6.20%
Insured Fund ...............................         5.76%
Massachusetts Fund .........................         4.75%
Michigan Fund ..............................         2.61%
Minnesota Fund .............................         2.10%
Ohio Fund ..................................         2.80%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. All of the funds, except the Arizona and Florida funds, are diversified funds. The Arizona and Florida funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Arizona and Florida funds, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

INSURANCE. Each fund invests primarily in insured municipal securities. Each insured municipal security in a fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

A fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature insures the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a fund's shares, or (iii) a fund's dividend distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. Each fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. Advisers will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, Advisers would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, each fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons a fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

A fund is likely to buy a Secondary Insurance Policy if, in Advisers' opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

Each fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if Advisers believes such insurance would best serve the fund's interests in meeting its investment goals.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers, which allows Advisers to diversify among credit enhancements. Each fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the funds nor Advisers makes any representations as to the ability of any insurance company to meet its obligation to a fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (the "Trustee") the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.

The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

STATE RISKS. Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state. The information below is based on the most recent data available to the funds from Fitch, Moody's and S&P, three historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

MASSACHUSETTS. Massachusetts' economy has continued to recover from the national and regional recessions of the early 1990s. While manufacturing has declined, the state's services sector has grown and recently accounted for 35% of the state's employment. Overall, the state's economic growth has been driven by growth in its high-tech industries, financial services, education and health care. In fact, high-tech industries recently accounted for 9.2% of total employment, the highest concentration of any state. The state's unemployment rate has steadily declined from 4.3% in 1996 to 3.3% in October 1997, below the national average, and has begun to cause concerns about a tight labor market.

Although the state's economy has improved, its debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in seven consecutive years of balanced financial operations. At the same time, the state has greatly reduced its reliance on temporary borrowing.

While  the  state  has  regained  some  control  over  its  budget,   continuing
expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Spending for education is also expected to increase, and the state still has a relatively high unfunded pension liability. With the rate of economic growth expected to slow down in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

MINNESOTA. Minnesota's economy has been well diversified, with only some concentration in the manufacturing sector. This diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth with increases in computer and business services and in the finance sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Minnesota's debt burden has been moderate and its financial position strong. The recent strength of its economy and growth in revenues have allowed the state to restore its general fund and reserve levels, which had been drained during the recession of the early 1990s. In the coming years, key spending areas for the state are expected to include corrections, human services, education and facilities for general government.

OHIO. Ohio's financial performance has been historically strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation. While benefiting from the recent strength of its manufacturing sector, growth in financial services, distribution and trade have improved the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.

In recent years, Ohio's employment growth has slowed to below the national average. For the year ended August 1997, non-farm job growth was 0.8%, compared to 2% for the nation. Much of this growth has been concentrated in the services and trade sectors. Unemployment was 4.2% in October 1997, below the national rate.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state enjoyed large operating surpluses in fiscal years 1995 and 1996, and a somewhat smaller surplus in fiscal 1997.

U.S. TERRITORIES RISKS. Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on the most recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P recently considered Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.

INVESTMENT RESTRICTIONS

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Arizona and Florida funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9.  Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the 1940 Act, which allows the fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Advisers or its affiliates.

11. In the case of the Arizona and Florida funds, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS      WITH THE TRUST            THE PAST FIVE YEARS
--------------------------------------------------------------------------------
 Frank H. Abbott, III (77)
 1045 Sansome Street
 San Francisco, CA 94111

 Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

 Harris J. Ashton (66)
 191 Clapboard Ridge Road
 Greenwich, CT 06830

 Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

 S. Joseph Fortunato (65)
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

 Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

 Edith E. Holiday (46)
 3239 38th Street, N.W.
 Washington, DC 20016

 Trustee

Director, Amerada Hess Corporation and Hercules Incorporated (1993-present); Director, Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997) of National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Chairman
 of the Board
 and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 President
 and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W.T. LaHaye (69)
 20833 Stevens Creek Blvd.,
 Suite 102
 Cupertino, CA 95014

 Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

 Gordon S. Macklin (70)
 8212 Burning Tree Road
 Bethesda, MD 20817

 Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockheed Martin Corporation, and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (53)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (38)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President
 and Chief
 Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President
 and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Thomas J. Kenny (35)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (59)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Treasurer and
 Principal
 Accounting
 Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

 Edward V. McVey (60)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $1,450 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated members of the Board by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to trustees who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                            TOTAL FEES         NUMBER OF BOARDS
                                                           RECEIVED FROM       IN THE FRANKLIN
                                       TOTAL FEES          THE FRANKLIN        TEMPLETON GROUP
                                      RECEIVED FROM          TEMPLETON         OF FUNDS ON WHICH
NAME                                   THE TRUST***      GROUP OF FUNDS****    EACH SERVES*****
------------------------------------------------------------------------------------------------
Frank H. Abbott, III ...............  $31,200               $165,937                 28

Harris J. Ashton ...................   29,900                344,642                 50

S. Joseph Fortunato ................   29,900                361,562                 52

David W. Garbellano* ...............   14,300                 91,317                N/A

Frank W.T. LaHaye ..................   29,900                141,433                 28

Gordon S. Macklin ..................   29,900                337,292                 50

Edith E. Holiday** .................    2,600                 72,875                 25

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended February 28, 1998, during which time fees at a rate of $1,300 per month plus $1,300 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 56 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 22,985 shares of the Michigan Fund - Class I and 617 shares of the Insured Fund - Class I, or less than 1% of the total outstanding shares of each fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT  MANAGER AND SERVICES  PROVIDED.  Each fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of each fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of each fund. Similarly, with respect to each fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; and 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

The table below shows the management fees paid by each fund for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                        MANAGEMENT FEES PAID
                                               -------------------------------------
                                                 1998          1997           1996
------------------------------------------------------------------------------------

Arizona Fund ............................... $    53,600*   $    9,209*  $        0*

Florida Fund ...............................     164,237*      126,611*      92,697*

Insured Fund ...............................   7,894,099     7,848,890    7,882,310

Massachusetts Fund .........................   1,792,766     1,649,833    1,580,640

Michigan Fund ..............................   5,414,427     5,284,581    5,130,941

Minnesota Fund .............................   2,465,946     2,439,817    2,430,182

Ohio Fund ..................................   3,586,169     3,391,314    3,268,575

*For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, management fees, before any advance waiver, totaled $300,020, $238,269 and $190,058, respectively, for the Arizona Fund, and $559,377, $447,534 and $362,566, respectively, for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees shown.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended February 28, 1998 and 1997. These fees are paid by Advisers. They are not a separate expense of the funds.

                                        ADMINISTRATION FEES PAID
                                        ------------------------
                                          1998           1997*
----------------------------------------------------------------

Arizona Fund ......................   $   70,517       $ 23,726

Florida Fund ......................      132,554         46,588

Insured Fund ......................    1,847,411        767,504

Massachusetts Fund ................      492,589        190,575

Michigan Fund .....................    1,420,284        584,545

Minnesota Fund ....................      693,528        286,923

Ohio Fund .........................    1,013,556        410,345

*For the period October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended February 28, 1998, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998.

HOW DO THE FUNDS BUY
SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the funds paid no brokerage commissions.

As of February 28, 1998, the funds did not own securities of their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                            SALES
SIZE OF PURCHASE - U.S. DOLLARS             CHARGE
--------------------------------------------------
Under $30,000 .......................         3%

$30,000 but less than $100,000 ......         2%

$100,000 but less than $400,000 .....         1%

$400,000 or more ....................         0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes. For more information, please see "Appendices - State Tax Treatment."

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                                         AMOUNT
                                                                       RECEIVED IN
                                                                       CONNECTION
                                          TOTAL          AMOUNT           WITH
                                       COMMISSIONS     RETAINED BY    REDEMPTIONS OR
                                        RECEIVED      DISTRIBUTORS     REPURCHASES
------------------------------------------------------------------------------------
1998

Arizona Fund....................... $  444,372        $  30,899        $     0
Florida Fund.......................    643,277           42,185              0
Insured Fund.......................  3,458,998          223,393          9,982
Massachusetts Fund.................    971,661           60,293          4,495
Michigan Fund......................  2,762,586          167,731         18,468
Minnesota Fund.....................  1,114,812           67,354          1,216
Ohio Fund..........................  2,325,085          145,477          6,228

1997

Arizona Fund....................... $  325,449        $  20,962        $     0
Florida Fund ......................    471,751           30,514              0
Insured Fund ......................  3,651,499          232,191          6,263
Massachusetts Fund ................    996,784           64,688          1,328
Michigan Fund .....................  3,025,658          186,288          7,786
Minnesota Fund ....................  1,061,069           65,580          2,804
Ohio Fund .........................  2,389,162          144,651          9,688

1996

Arizona Fund ...................... $  354,716        $  23,459         $    0
Florida Fund ......................    529,386           35,378          7,440
Insured Fund ......................  3,860,342          257,256          1,217
Massachusetts Fund ................    907,321           59,564              0
Michigan Fund .....................  1,214,412          241,446          2,150
Minnesota Fund ....................  1,213,674           77,132              0
Ohio Fund .........................  2,230,958          138,652              0

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

ARIZONA AND FLORIDA PLANS. Under their plans, the Arizona and Florida funds may each pay up to a maximum of 0.15% per year of their average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of their shares.

The Class I Plans. Under the Class I plan of each fund, except the Arizona and Florida funds, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under each plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

THE FEE IS A CLASS I EXPENSE. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plans, each plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plans, each fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Arizona and Florida plans may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended February 28, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                                 DISTRIBUTORS'                AMOUNT
                                                   ELIGIBLE                    PAID
                                                   EXPENSES                   BY FUND
-------------------------------------------------------------------------------------
Arizona Fund .........................           $   77,997                $   45,494

Florida Fund .........................              123,638                    86,539

Insured Fund -
 Class I .............................            1,397,555                 1,356,340

Insured Fund -
 Class II ............................              310,486                   184,564

Massachusetts Fund -
 Class I .............................              339,617                   271,872

Massachusetts Fund -
 Class II ............................              109,453                    59,910

Michigan Fund -
 Class I .............................            1,011,866                   947,333

Michigan Fund -
 Class II............................               245,508                   160,660

Minnesota Fund -
 Class I .............................              439,436                   402,795

Minnesota Fund -
 Class II ............................               77,003                    44,063

Ohio Fund - Class I ..................              664,537                   610,310

Ohio Fund - Class II .................              212,863                   128,927

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                  AVERAGE ANNUAL TOTAL RETURN
                                --------------------------------------------------------------
                                INCEPTION                                              FROM
                                  DATE     ONE-YEAR      FIVE-YEAR     TEN-YEAR      INCEPTION
----------------------------------------------------------------------------------------------
Arizona Fund .............      04/30/93     4.78%            -%            -%        5.92%
Florida Fund .............      04/30/93     5.30             -             -         5.22
Insured Fund - Class I ...      04/03/85     3.49          5.02          7.30         8.14
Insured Fund - Class II ..      05/01/95     5.49             -             -         6.38
Massachusetts Fund - Class I    04/03/85     3.91          5.15          7.02         7.44
Massachusetts Fund - Class II   05/01/95     5.76             -             -         6.46
Michigan Fund - Class I ..      04/03/85     3.79          5.13          7.19         7.79
Michigan Fund - Class II .      05/01/95     5.65             -             -         6.55
Minnesota Fund - Class I .      04/03/85     3.05          4.65          6.80         7.73
Minnesota Fund - Class II       05/01/95     4.99             -             -         5.83
Ohio Fund - Class I ......      04/03/85     3.63          5.10          7.24         7.82
Ohio Fund - Class II .....      05/01/95     5.63             -             -         6.61

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P =    a hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                 CUMULATIVE TOTAL RETURN
                                ------------------------------------------------------------
                                INCEPTION                                            FROM
                                  DATE      ONE-YEAR      FIVE-YEAR    TEN-YEAR    INCEPTION
--------------------------------------------------------------------------------------------
Arizona Fund .............      04/30/93     4.78%             -%            -%       32.02%
Florida Fund .............      04/30/93     5.30              -             -        27.87
Insured Fund - Class I ...      04/03/85     3.49          27.74        102.31       174.48
Insured Fund - Class II ..      05/01/95     5.49              -             -        19.15
Massachusetts Fund - Class I    04/03/85     3.91          28.52         97.17       152.36
Massachusetts Fund - Class II   05/01/95     5.76              -             -        19.40
Michigan Fund - Class I ..      04/03/85     3.79          28.43        100.25       163.19
Michigan Fund - Class II .      05/01/95     5.65              -             -        19.66
Minnesota Fund - Class I .      04/03/85     3.05          25.51         93.00       161.55
Minnesota Fund - Class II       05/01/95     4.99              -             -        17.39
Ohio Fund - Class I ......      04/03/85     3.63          28.25        101.11       164.30
Ohio Fund - Class II .....      05/01/95     5.63              -             -        19.86

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by a fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                                        YIELD
                                                ---------------------
                                                CLASS I      CLASS II
---------------------------------------------------------------------
Arizona Fund .............................        4.34%           -%
Florida Fund .............................        4.30            -
Insured Fund .............................        4.06         3.63
Massachusetts Fund .......................        4.04         3.63
Michigan Fund ............................        4.04         3.61
Minnesota Fund ...........................        4.04         3.61
Ohio Fund ................................        4.06         3.63

These figures were obtained using the following SEC formula:

                                                      6
                                  Yield = 2 [(A-B + 1)  - 1]
                                              ---
                                              cd

where:

a =   interest earned during the period

b =   expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The funds may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal or combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                                      TAXABLE-
                                                  EQUIVALENT YIELD
                                                --------------------
                                                CLASS I      CLASS I
--------------------------------------------------------------------
Arizona Fund .......................              7.58%           -%
Florida Fund .......................              7.12            -
Insured Fund .......................              6.72         6.01
Massachusetts Fund .................              7.60         6.83
Michigan Fund ......................              7.00         6.25
Minnesota Fund .....................              7.31         6.53
Ohio Fund ..........................              7.24         6.48

As of February 28, 1998, the federal and combined federal and state income tax rates upon which the taxable-equivalent yield quotations are based were as follows:

                             COMBINED RATE*
-------------------------------------------
Arizona...................        42.7%
Florida ..................        39.6
Insured ..................        39.6
Massachusetts ............        46.8
Michigan .................        42.3
Minnesota ................        44.7
Ohio .....................        43.9

*Based on the maximum combined state and 39.6% federal tax rate.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                         CURRENT
                                    DISTRIBUTION RATE
                                  ---------------------
                                  CLASS I      CLASS II
-------------------------------------------------------
Arizona Fund ..............        4.69%            -%
Florida Fund ..............        4.74             -
Insured Fund ..............        5.13          4.71
Massachusetts Fund ........        4.79          4.37
Michigan Fund .............        4.80          4.35
Minnesota Fund ............        4.91          4.49
Ohio Fund .................        4.89          4.46

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                   TAXABLE-EQUIVALENT
                                    DISTRIBUTION RATE
                                  ---------------------
                                  CLASS I      CLASS II
-------------------------------------------------------
Arizona Fund ................      8.19%            -%
Florida Fund ................      7.85             -
Insured Fund ................      8.49          7.80
Massachusetts Fund ..........      9.01          8.22
Michigan Fund ...............      8.31          7.53
Minnesota Fund ..............      8.88          8.12
Ohio Fund ...................      8.72          7.96

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

d) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

f) Financial publications: The WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and Money magazines - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $243 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of April 2, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

                                           SHARE                       PER-
NAME AND ADDRESS                           AMOUNT                      CENTAGE
--------------------------------------------------------------------------------
ARIZONA FUND -
CLASS I
Dean Witter FBO                          289,925.143                     5.3%
Megan W. Delaney
PO Box 909
P.O. Box 250
Church Street Station
New York, NY 10008-0250

MASSACHUSETTS FUND -
CLASS II
Maurice Samuel Vaughn
 TRST                                    92,182.920                      7.3%
Maurice Samuel Vaughn
 LIV TR
UA DTD 04/01/97
7971 Park Dr.
Fair Oaks, CA 95628

MINNESOTA FUND -
CLASS II
Industricorp & Co. Inc.                  57,925.950                      6.5%
A/C 19 2996 00
312 Central Ave. NE
Minneapolis, MN 55414

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended February 28, 1998, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Each fund, except the Arizona and Florida funds, offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the funds dated July 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA

Sections 43-1021(4) and 43-1121(3) of the Arizona Income Tax Code state that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

FLORIDA

Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section 199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in exempt obligations of the U.S. government, its agencies, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the previous calendar year.

If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value, if any, that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from tax. The remaining Net Asset Value (and corresponding value of fund shares) of the fund is subject to tax.

MASSACHUSETTS

Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, are also exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Capital gain dividends attributable to obligations other than of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates from zero to five percent based upon the applicable holding period of the asset as determined under Massachusetts law.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund will generally be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN

Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. This includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).

Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund will generally be included in each shareholder's Michigan taxable income as dividend income and long-term capital gain, respectively, and taxed at ordinary income tax rates.

Section 205.133 of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, an owner of a share of a regulated investment company, such as the Michigan Fund, will be considered the owner of a pro-rata share of the assets of such regulated investment company. It further provides that yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by the fund. According to Michigan tax return instructions, capital gains from a regulated investment company that are reinvested in additional shares of the fund are exempt from intangibles taxes, whereas capital gains distributed in cash are taxable. In 1995, legislation was passed repealing this intangible personal property tax effective January 1, 1998.

MINNESOTA

Section 290.01 of the Code of Minnesota states that individual shareholders will generally not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, provided that at least 95% of the exempt-interest dividends are derived from obligations of the state of Minnesota, or its political or governmental subdivisions. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Rule 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), will also be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to earn at least 95% of its income from interest on Minnesota obligations and invest less than 5% of its assets in direct U.S. government, Puerto Rico or other obligations to ensure that the fund continues to qualify to pay exempt-interest dividends on income from Minnesota obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

OHIO

Section 5747.01(A) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S. laws) is exempt from Ohio state personal income tax. Distributions of such income by regulated investment companies, such as the Ohio Fund, will also be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Shareholders who are subject to the Ohio personal income tax or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of exempt obligations of the state of Ohio and its subdivisions and authorities.



SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them greater confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at


CONTENTS

Shareholder Letter .......................................................     1

Special Feature:
A Word About
Municipal Bond Insurance .................................................     4

Fund Reports

  Franklin Arizona
  Tax-Free Income Fund ...................................................     6

  Franklin Colorado
  Tax-Free Income Fund ...................................................    11

  Franklin Connecticut
  Tax-Free Income Fund ...................................................    16

  Franklin Federal
  Intermediate-Term
  Tax-Free Income Fund ...................................................    21

  Franklin High Yield
  Tax-Free Income Fund ...................................................    25

  Franklin Indiana
  Tax-Free Income Fund ...................................................    31

  Franklin Michigan
  Tax-Free Income Fund ...................................................    36

  Franklin New Jersey
  Tax-Free Income Fund ...................................................    41

  Franklin Oregon
  Tax-Free Income Fund ...................................................    46

  Franklin Pennsylvania
  Tax-Free Income Fund ...................................................    51

  Franklin Puerto Rico
  Tax-Free Income Fund ...................................................    56

Municipal Bond Ratings ...................................................    61

Financial Highlights &
Statement of Investments .................................................    63

Financial Statements .....................................................   135

Notes to Financial Statements ............................................   147

Independent Auditors' Report .............................................   153

Tax Information ..........................................................   154

FUND CATEGORY

[PYRAMID GRAPHIC]



times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Franklin's municipal bond portfolio managers and research analysts certainly welcome the widening credit spreads, as we have focused on purchasing AAA-insured securities for the most part, over the past few years. We felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, many of our investment-grade portfolios have a record-high percentage of their net assets invested in AAA bonds at the funds' fiscal year-end. We believe this puts us in an excellent position to take advantage of portfolio management opportunities, as we are now seeing lower-quality securities with the appropriate risk/reward relationship. Our team of research analysts will continue to seek out these opportunities and work closely with the portfolio managers in making their recommendations.


2


Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,




/s/ Charles B. Johnson
----------------------
Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Thomas J. Kenny
----------------------
Thomas J. Kenny
Director
Franklin Municipal Bond Department

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.+ You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

+For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

*Source: The Bond Buyer, February 18, 1999.


                                                                               3


A WORD ABOUT MUNICIPAL BOND INSURANCE

[SPECIAL FEATURE LOGO]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating,



4


which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

[PIE CHART]

INSURERS' MARKET SHARE*
12/31/98

MBIA     35.4%
FSA      22.0%
GFIC     21.5%
AMBAC    19.6%
Other     1.5%

[BAR GRAPH]

INSURED MUNICIPAL BOND ISSUES*
As a % of Municipal Bond Market

1993     37.0%
1994     37.0%
1995     43.0%
1996     46.0%
1997     49.0%
1998     50.8%

*Source: The Bond Buyer, 1999.


                                                                               5


FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      50.2%
AA       17.2%
A        14.6%
BBB      18.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ARIZONA STATE GRAPHIC]

Fueled by solid economic gains, high income tax receipts and stringent borrowing practices, Arizona achieved tremendous growth during the year under review. This was accomplished despite the state's lower-than-average income levels and reduced corporate and personal income tax rates.(2) Unemployment levels remained below the nation's while efforts to shift away from the traditional pillars of mining, agriculture and real estate were successful. The state generated its fourth consecutive operating surplus as ongoing diversification efforts increased the activities of the services and manufacturing sectors. With exports accounting for more than 100,000 jobs, and high-technology goods making up some 80% of the total, Arizona, like many states, faced vulnerabilities as a result of the Asian economic crisis. However, the state's ample $291 million budget stabilization fund could counter a cyclical downturn. In addition, the state intends to increase maximum contribution levels to this "rainy day" fund to 7.1%, from 5.6% of general fund revenues, in fiscal 1999.(2)

The state predicts some general fund depletion in fiscal 1999, in part due to increased spending as a result of "Students FIRST." This legislation, upheld by the Arizona Supreme Court, mandated centralization of various aspects of the school system. Although not allowed to issue general obligation (GO) debt, which helps to explain the low overall debt levels and Standard & Poor's high ratings on the state's revenue bonds, certain districts will be allowed to vote in support of property tax increases that may ultimately help fund special GO issues. Regardless, as one of the fastest-growing economies in the nation, Arizona looks well-positioned to handle the increased burden.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Standard & Poor's(R) CreditWeek Municipal, August 10, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.


6


PORTFOLIO NOTES

The supply of Arizona bonds in 1998 was very strong at $4.18 billion, an increase of 35.6% from 1997. Fifty-eight percent of Arizona bonds were insured, compared with 47.5% in 1997, as bond insurance was comparatively inexpensive during the 12 months under review. The large supply of insured bonds, which typically garner the highest investment rating, enabled the fund to maintain approximately 50% of the portfolio in AAA-rated securities at the end of the reporting period.

We focused on purchasing insured and high quality bonds during the 12 months under review, as a result of the tight credit spreads, the difference in the interest rates of lower- and higher-quality issues. Such purchases included Chandler Hospital District, Gilbert School District #41, Mesa General Obligation and Mohave County United School District #1.

We also found value in the hospital sector during the reporting period. We felt the bonds were cheap relative to other market sectors. Hospitals increased from 11.8% of total long-term investments on February 28, 1998, to 16.7% on February 28, 1999. Significant purchases included Maricopa County Industrial Development Authority Catholic Healthcare West Project, Arizona Health Facilities Authority Hospital System Revenue - Northern Arizona Healthcare Systems and Maricopa County Industrial Development Authority for the Mayo Clinic Hospital.

Asset growth was steady during the fund's fiscal year -- the fund's total net assets increased 7%, from $824.8 million on February 28, 1998, to $884.9 million at the end of the reporting period. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 4.81 cents per share in long-term capital gains and 0.19 cents per share in short-term capital gains in June and December. In addition, we were forced to invest proceeds from sales as well as new money in securities that carried a lower interest rate than those bonds we sold. As a result, the dividend decreased in March 1998, and the fund may make another capital gain distribution in June 1999.

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                 LONG-TERM
SECTOR                           INVESTMENTS
------                           -----------
Utilities                           30.2%
Hospitals                           16.7%
Prerefunded                         13.2%
Education                            9.2%
Industrial                           6.8%
Housing                              6.6%
General Obligation                   4.6%
Transportation                       4.4%
Other Revenue                        4.3%
Certificates of Participation        2.7%
Miscellaneous                        0.8%
Sales Tax                            0.5%


                                                                               7


Going forward, we expect the Arizona bond supply to remain stable in 1999. This, combined with strong demand for the state's bonds, should continue to make Arizona municipal securities attractive investments for investors seeking tax-free income. We will continue our strategy of protecting share value and maintaining the fund's competitive yield.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/98 - 2/28/99

                                                 DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                 CLASS A                         CLASS C
--------------------------------------------------------------------------------
March                                 5.0 cents                       4.44 cents
April                                 5.0 cents                       4.47 cents
May                                   5.0 cents                       4.47 cents
June                                  5.0 cents                       4.47 cents
July                                  5.0 cents                       4.46 cents
August                                5.0 cents                       4.46 cents
September                             4.8 cents                       4.26 cents
October                               4.8 cents                       4.23 cents
November                              4.8 cents                       4.23 cents
December                              4.8 cents                       4.23 cents
January                               4.8 cents                       4.23 cents
February                              4.8 cents                       4.23 cents
--------------------------------------------------------------------------------
TOTAL                                 58.8 CENTS                      52.18 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


8


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.38    $11.44

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5880
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.6380

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.45    $11.51

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5218
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.5718

PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR    10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.17%  +33.16%  +107.43%   +133.44%
Average Annual Total Return(2)                   +0.68%   +4.99%    +7.10%     +7.25%
Distribution Rate(3)                     4.79%
Taxable Equivalent Distribution Rate(4)  8.35%
30-Day Standardized Yield(5)             3.87%
Taxable Equivalent Yield(4)              6.75%


                                                                  INCEPTION
CLASS C                                          1-YEAR  3-YEAR   (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.54%  +18.06%    +27.03%
Average Annual Total Return(2)                   +2.47%   +5.35%     +6.17%
Distribution Rate(3)                     4.40%
Taxable Equivalent Distribution Rate(4)  7.67%
30-Day Standardized Yield(5)             3.45%
Taxable Equivalent Yield(4)              6.01%

Franklin Arizona Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 4.81 cents ($0.0481) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                               9


FRANKLIN ARIZONA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.68%
5-Year                     +4.99%
10-Year                    +7.10%
Since Inception (9/1/87)   +7.25%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.47%
3-Year                     +5.35%
Since Inception (5/1/95)   +6.17%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-------------------------------------------------------------------------------
Fund No. 0126           Inception 9/1/87
-------------------------------------------------------------------------------
Date                  Franklin Arizona       Lehman Brothers             CPI
                      Tax-Free Income        Municipal Bond
                       Fund-Class A               Index
-------------------------------------------------------------------------------
        3/1/89     $9,575                 $10,000                      $10,000
       3/31/89     $9,551       -0.24%     $9,976        0.58%         $10,058
       4/30/89     $9,769        2.37%    $10,212        0.65%         $10,123
       5/31/89     $9,979        2.08%    $10,425        0.57%         $10,181
       6/30/89     $10,105       1.36%    $10,567        0.24%         $10,206
       7/31/89     $10,194       1.36%    $10,710        0.24%         $10,230
       8/31/89     $10,122      -0.98%    $10,605        0.16%         $10,246
       9/30/89     $10,068      -0.30%    $10,574        0.32%         $10,279
      10/31/89     $10,159       1.22%    $10,703        0.48%         $10,329
      11/30/89     $10,308       1.75%    $10,890        0.24%         $10,353
      12/31/89     $10,390       0.82%    $10,979        0.16%         $10,370
       1/31/90     $10,316      -0.47%    $10,928        1.03%         $10,477
       2/28/90     $10,438       0.89%    $11,025        0.47%         $10,526
       3/31/90     $10,442       0.03%    $11,028        0.55%         $10,584
       4/30/90     $10,386      -0.72%    $10,949        0.16%         $10,601
       5/31/90     $10,601       2.18%    $11,187        0.23%         $10,625
       6/30/90     $10,707       0.88%    $11,286        0.54%         $10,682
       7/31/90     $10,884       1.48%    $11,453        0.38%         $10,723
       8/31/90     $10,601      -1.45%    $11,287        0.92%         $10,822
       9/30/90     $10,595       0.06%    $11,294        0.84%         $10,913
      10/31/90     $10,755       1.81%    $11,498        0.60%         $10,978
      11/30/90     $10,989       2.01%    $11,729        0.22%         $11,002
      12/31/90     $10,993       0.44%    $11,781        0.00%         $11,002
       1/31/91     $11,188       1.34%    $11,939        0.60%         $11,068
       2/28/91     $11,298       0.87%    $12,042        0.15%         $11,085
       3/31/91     $11,324       0.04%    $12,047        0.15%         $11,102
       4/30/91     $11,479       1.34%    $12,209        0.15%         $11,118
       5/31/91     $11,559       0.89%    $12,317        0.30%         $11,152
       6/30/91     $11,538      -0.10%    $12,305        0.29%         $11,184
       7/31/91     $11,713       1.22%    $12,455        0.15%         $11,201
       8/31/91     $11,835       1.32%    $12,620        0.29%         $11,233
       9/30/91     $12,001       1.30%    $12,784        0.44%         $11,283
      10/31/91     $12,068       0.90%    $12,899        0.15%         $11,299
      11/30/91     $12,113       0.28%    $12,935        0.29%         $11,332
      12/31/91     $12,339       2.15%    $13,213        0.07%         $11,340
       1/31/92     $12,384       0.23%    $13,243        0.15%         $11,357
       2/29/92     $12,379       0.03%    $13,247        0.36%         $11,398
       3/31/92     $12,386       0.04%    $13,253        0.51%         $11,456
       4/30/92     $12,485       0.89%    $13,370        0.14%         $11,472
       5/31/92     $12,642       1.18%    $13,528        0.14%         $11,488
       6/30/92     $12,800       1.68%    $13,756        0.36%         $11,530
       7/31/92     $13,263       3.00%    $14,168        0.21%         $11,554
       8/31/92     $13,118      -0.98%    $14,029        0.28%         $11,586
       9/30/92     $13,219       0.65%    $14,121        0.28%         $11,619
      10/31/92     $13,072      -0.98%    $13,982        0.35%         $11,659
      11/30/92     $13,377       1.79%    $14,232        0.14%         $11,676
      12/31/92     $13,552       1.02%    $14,378       -0.07%         $11,667
       1/31/93     $13,728       1.16%    $14,544        0.49%         $11,725
       2/28/93     $14,062       3.62%    $15,071        0.35%         $11,766
       3/31/93     $13,984      -1.06%    $14,911        0.35%         $11,807
       4/30/93     $14,064       1.01%    $15,062        0.28%         $11,840
       5/31/93     $14,145       0.56%    $15,146        0.14%         $11,856
       6/30/93     $14,375       1.67%    $15,399        0.14%         $11,873
       7/31/93     $14,370       0.13%    $15,419        0.00%         $11,873
       8/31/93     $14,651       2.08%    $15,740        0.28%         $11,906
       9/30/93     $14,808       1.14%    $15,919        0.21%         $11,931
      10/31/93     $14,851       0.19%    $15,949        0.41%         $11,980
      11/30/93     $14,782      -0.88%    $15,809        0.07%         $11,989
      12/31/93     $15,068       2.11%    $16,143        0.00%         $11,989
       1/31/94     $15,215       1.14%    $16,327        0.27%         $12,021
       2/28/94     $14,900      -2.59%    $15,904        0.34%         $12,062
       3/31/94     $14,416      -4.07%    $15,257        0.34%         $12,103
       4/30/94     $14,485       0.85%    $15,386        0.14%         $12,120
       5/31/94     $14,554       0.87%    $15,520        0.07%         $12,128
       6/30/94     $14,518      -0.61%    $15,425        0.34%         $12,170
       7/31/94     $14,745       1.83%    $15,708        0.27%         $12,202
       8/31/94     $14,802       0.35%    $15,763        0.40%         $12,251
       9/30/94     $14,660      -1.47%    $15,531        0.27%         $12,284
      10/31/94     $14,450      -1.78%    $15,255        0.07%         $12,293
      11/30/94     $14,188      -1.81%    $14,978        0.13%         $12,309
      12/31/94     $14,461       2.20%    $15,308        0.00%         $12,309
       1/31/95     $14,776       2.86%    $15,746        0.40%         $12,358
       2/28/95     $15,146       2.91%    $16,204        0.40%         $12,408
       3/31/95     $15,302       1.15%    $16,390        0.33%         $12,448
       4/30/95     $15,348       0.12%    $16,410        0.33%         $12,490
       5/31/95     $15,725       3.19%    $16,933        0.20%         $12,515
       6/30/95     $15,620      -0.87%    $16,786        0.20%         $12,540
       7/31/95     $15,723       0.95%    $16,946        0.00%         $12,540
       8/31/95     $15,883       1.27%    $17,161        0.26%         $12,572
       9/30/95     $15,958       0.63%    $17,269        0.20%         $12,597
      10/31/95     $16,175       1.45%    $17,519        0.33%         $12,639
      11/30/95     $16,422       1.66%    $17,810       -0.07%         $12,630
      12/31/95     $16,574       0.96%    $17,981       -0.07%         $12,621
       1/31/96     $16,652       0.76%    $18,118        0.59%         $12,696
       2/29/96     $16,541      -0.68%    $17,995        0.32%         $12,736
       3/31/96     $16,358      -1.28%    $17,764        0.52%         $12,803
       4/30/96     $16,334      -0.28%    $17,714        0.39%         $12,852
       5/31/96     $16,354      -0.04%    $17,707        0.19%         $12,877
       6/30/96     $16,553       1.09%    $17,900        0.06%         $12,885
       7/31/96     $16,663       0.91%    $18,063        0.19%         $12,909
       8/31/96     $16,676      -0.02%    $18,060        0.19%         $12,934
       9/30/96     $16,905       1.40%    $18,313        0.32%         $12,975
      10/31/96     $17,060       1.13%    $18,519        0.32%         $13,017
      11/30/96     $17,306       1.83%    $18,858        0.19%         $13,041
      12/31/96     $17,264      -0.42%    $18,779        0.00%         $13,041
       1/31/97     $17,298       0.19%    $18,815        0.32%         $13,083
       2/28/97     $17,439       0.92%    $18,988        0.31%         $13,124
       3/31/97     $17,240      -1.33%    $18,735        0.25%         $13,156
       4/30/97     $17,384       0.84%    $18,893        0.12%         $13,172
       5/31/97     $17,590       1.51%    $19,178       -0.06%         $13,164
       6/30/97     $17,753       1.07%    $19,383        0.12%         $13,180
       7/31/97     $18,167       2.77%    $19,920        0.12%         $13,196
       8/31/97     $18,043      -0.94%    $19,733        0.19%         $13,221
       9/30/97     $18,237       1.19%    $19,968        0.25%         $13,254
      10/31/97     $18,337       0.64%    $20,096        0.25%         $13,287
      11/30/97     $18,453       0.59%    $20,214       -0.06%         $13,279
      12/31/97     $18,691       1.46%    $20,509       -0.12%         $13,263
       1/31/98     $18,841       1.03%    $20,720        0.19%         $13,288
       2/28/98     $18,860       0.03%    $20,727        0.19%         $13,314
       3/31/98     $18,860       0.09%    $20,745        0.19%         $13,339
       4/30/98     $18,827      -0.45%    $20,652        0.18%         $13,363
       5/31/98     $19,060       1.58%    $20,978        0.18%         $13,387
       6/30/98     $19,117       0.39%    $21,060        0.12%         $13,403
       7/31/98     $19,168       0.25%    $21,113        0.12%         $13,419
       8/31/98     $19,405       1.55%    $21,440        0.12%         $13,435
       9/30/98     $19,640       1.25%    $21,708        0.12%         $13,451
      10/31/98     $19,619       0.00%    $21,708        0.24%         $13,484
      11/30/98     $19,684       0.35%    $21,784        0.00%         $13,484
      12/31/98     $19,707       0.25%    $21,838       -0.06%         $13,476
       1/31/99     $19,912       1.19%    $22,098        0.24%         $13,508
       2/28/99     $19,862      -0.44%    $22,001        0.12%         $13,524

Total Return        98.62%                120.01%                       35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

------------------------------------------------------------------------------
Date               Franklin Arizona      Lehman Brothers                CPI
                   Tax-Free Income       Municipal Bond
                     Fund-Class C         Index
------------------------------------------------------------------------------
        5/1/95     $9,902                 $10,000                  $10,000
       5/31/95     $10,155       3.19%    $10,319        0.20%     $10,020
       6/30/95     $10,082      -0.87%    $10,229        0.20%     $10,040
       7/31/95     $10,142       0.95%    $10,326        0.00%     $10,040
       8/31/95     $10,249       1.27%    $10,458        0.26%     $10,066
       9/29/95     $10,301       0.63%    $10,523        0.20%     $10,086
      10/31/95     $10,426       1.45%    $10,676        0.33%     $10,120
      11/30/95     $10,588       1.66%    $10,853       -0.07%     $10,112
      12/29/95     $10,671       0.96%    $10,957       -0.07%     $10,105
       1/31/96     $10,724       0.76%    $11,041        0.59%     $10,165
       2/29/96     $10,638      -0.68%    $10,966        0.32%     $10,198
       3/29/96     $10,527      -1.28%    $10,825        0.52%     $10,251
       4/30/96     $10,507      -0.28%    $10,795        0.39%     $10,291
       5/31/96     $10,515      -0.04%    $10,791        0.19%     $10,310
       6/28/96     $10,627       1.09%    $10,908        0.06%     $10,316
       7/31/96     $10,701       0.91%    $11,008        0.19%     $10,336
       8/30/96     $10,704      -0.02%    $11,005        0.19%     $10,356
       9/30/96     $10,844       1.40%    $11,159        0.32%     $10,389
      10/31/96     $10,947       1.13%    $11,286        0.32%     $10,422
      11/29/96     $11,098       1.83%    $11,492        0.19%     $10,442
      12/31/96     $11,065      -0.42%    $11,444        0.00%     $10,442
       1/31/97     $11,072       0.19%    $11,466        0.32%     $10,475
       2/28/97     $11,158       0.92%    $11,571        0.31%     $10,508
       3/31/97     $11,039      -1.33%    $11,417        0.25%     $10,534
       4/30/97     $11,126       0.84%    $11,513        0.12%     $10,547
       5/31/97     $11,252       1.51%    $11,687       -0.06%     $10,540
       6/30/97     $11,339       1.07%    $11,812        0.12%     $10,553
       7/31/97     $11,598       2.77%    $12,139        0.12%     $10,565
       8/31/97     $11,524      -0.94%    $12,025        0.19%     $10,586
       9/30/97     $11,642       1.19%    $12,168        0.25%     $10,612
      10/31/97     $11,700       0.64%    $12,246        0.25%     $10,639
      11/30/97     $11,768       0.59%    $12,318       -0.06%     $10,632
      12/31/97     $11,912       1.46%    $12,498       -0.12%     $10,619
       1/31/98     $12,012       1.03%    $12,627        0.19%     $10,640
       2/28/98     $12,018       0.03%    $12,631        0.19%     $10,660
       3/31/98     $12,013       0.09%    $12,642        0.19%     $10,680
       4/30/98     $11,975      -0.45%    $12,585        0.18%     $10,699
       5/31/98     $12,117       1.58%    $12,784        0.18%     $10,719
       6/30/98     $12,159       0.39%    $12,834        0.12%     $10,731
       7/31/98     $12,174       0.25%    $12,866        0.12%     $10,744
       8/31/98     $12,329       1.55%    $13,065        0.12%     $10,757
       9/30/98     $12,482       1.25%    $13,229        0.12%     $10,770
      10/31/98     $12,452       0.00%    $13,229        0.24%     $10,796
      11/30/98     $12,487       0.35%    $13,275        0.00%     $10,796
      12/31/98     $12,495       0.25%    $13,308       -0.06%     $10,789
       1/31/99     $12,617       1.19%    $13,466        0.24%     $10,815
       2/28/99     $12,579      -0.44%    $13,407        0.12%     $10,828

Total Return        25.79%                 34.07%                    8.28%
-----------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


10


FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[COLORADO STATE GRAPHIC]

Colorado finds itself the envy of most of the nation, with a booming and diverse economy, exceptionally low debt, and a unique, actively practiced tax rebate policy. Employment growth continued unabated for the year under review, rising approximately 3.9%, while the 3.1% unemployment rate remained below the national average. The state continued to outpace the nation in population, retail trade, personal income and employment.(2) Further resiliency came from the sector makeup among services, trade, government and manufacturing, which provided a considerable buffer against a cyclical downturn. Proving this point, the previous military base closures, which resulted in the loss of some 7,000 jobs, were absorbed with no noticeable consequences. Adding another layer against economic shock, the state's general fund held approximately $1.26 billion as of year-end 1998.

Colorado avoids issuing debt whenever possible. Preferring the pay-as-you-go method to traditional debt financing, the state constitution prohibits the issuance of general obligation (GO) bond issues. As a result, the state's debt ratios, at $158 per capita in 1997, were among the nation's lowest. The taxpayer bill of rights (TABOR), enacted in 1992, further underscores prudent fiscal control. TABOR restricts state expenditures to inflation and population growth, with any additional annual revenues rebated back to the populace. Projections for 1999 show continued general fund income tax growth above 6.0%.(3)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      64.7%
AA        8.0%
A        14.0%
BBB      13.3%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's Investors Service, Municipal Credit Research, April 22,
1998.

(3) Source: Standard & Poor's CreditWeek Municipal, August 24, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.


                                                                              11


PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                  LONG-TERM
SECTOR                           INVESTMENTS
--------------------------------------------
Hospitals                           17.7%
Utilities                           13.4%
Transportation                      12.0%
Housing                             11.5%
Education                           10.5%
Prerefunded                          8.2%
Certificates of Participation        7.5%
Health Care                          6.0%
General Obligation                   3.9%
Sales Tax                            3.8%
Industrial                           3.0%
Other Revenue                        2.1%
Tax Allocation                       0.4%

PORTFOLIO NOTES

Franklin Colorado Tax-Free Income Fund enjoyed healthy performance for the 12 months under review. The 1998 Colorado bond supply was $3.21 billion, down 36.7% from 1997. However, 55% of the Colorado bond market was insured in 1998. The fund took advantage of the tight credit spreads and the market's abundance of insurance to increase the percentage of high-quality bonds in the portfolio. AAA- rated securities increased to 64.7% of the portfolio's total long-term investments on February 28, 1999, compared with 63.1% on February 28, 1998. Some of our high-grade purchases included Auraria Higher Education Certificates of Participation, Englewood Civic Center Project Certificates of Participation and Jefferson County School District #R-1.

During the one-year period, we attempted to maintain diversification by making purchases in a number of different industries. We found value in the hospital sector in particular, which we felt was inexpensive relative to other sectors. The large bond supply temporarily pushed down the price, and we were able to take advantage of the situation. During the reporting period, hospitals increased from 12.9% of total long-term investments on February 28, 1998, to 17.7% at the end of the reporting period. Significant purchases in this sector included Colorado Health Facilities Authority Revenue for Parkview Medical Center Inc. Project, Colorado Health Facilities Authority Revenue for Kaiser Permanente and Colorado Health Facilities Authority Revenue for National Benevolent Association.

We also participated in the $255 million Denver City and County School District issue, which was the state's largest voted school district deal ever. As a result of the TABOR, all new issues must be approved by taxpayers, and the size of this deal indicates strong voter support.

The fund's Class A share price, as measured by net asset value, decreased six cents, from $12.11 on February 28, 1998, to $12.05 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 7.4 cents per share in long-term capital gains and 0.2 cents per share in short-term capital gains in June and December. As a result, the dividend decreased in June 1998, and the fund may make another capital gain distribution in June 1999.


12


Looking forward, the 1999 municipal bond supply is expected to remain approximately the same as in 1998. This coupled with strong demand for Colorado bonds should continue to make Colorado municipals attractive investments for investors seeking income. Please keep in mind that the fund can distribute only what it earns, so it is probable that dividend payments will remain suppressed while interest rates stay down.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/98 - 2/28/99

                                                            DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                     5.2 cents   4.61 cents
April                                                     5.2 cents   4.64 cents
May                                                       5.2 cents   4.64 cents
June                                                      5.0 cents   4.44 cents
July                                                      5.0 cents   4.42 cents
August                                                    5.0 cents   4.42 cents
September                                                 5.0 cents   4.42 cents
October                                                   5.0 cents   4.43 cents
November                                                  5.0 cents   4.43 cents
December                                                  5.0 cents   4.43 cents
January                                                   5.0 cents   4.43 cents
February                                                  5.0 cents   4.43 cents
--------------------------------------------------------------------------------
TOTAL                                                    60.6 CENTS  53.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              13


FRANKLIN COLORADO
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.05    $12.11

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.606
Long-Term Capital Gain                        $0.074
Short-Term Capital Gain                       $0.002
Total                                         $0.682

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.11    $12.17

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5374
Long-Term Capital Gain                        $0.0740
Short-Term Capital Gain                       $0.0020
Total                                         $0.6134

PERFORMANCE

                                                                            INCEPTION
CLASS A                                         1-YEAR  5-YEAR     10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.24%  +34.47%    +112.18%   +141.22%
Average Annual Total Return(2)                  +0.75%   +5.18%      +7.34%    +7.55%
Distribution Rate(3)                     4.72%
Taxable Equivalent Distribution Rate(4)  8.23%
30-Day Standardized Yield(5)             3.95%
Taxable Equivalent Yield(4)              6.88%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.63%  +18.99%    +29.20%
Average Annual Total Return(2)                  +2.62%   +5.61%    +6.62%
Distribution Rate(3)                     4.30%
Taxable Equivalent Distribution Rate(4)  7.49%
30-Day Standardized Yield(5)             3.53%
Taxable Equivalent Yield(4)              6.15%

Franklin Colorado Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 7.4 cents ($0.074) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.


14


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

--------------------------------------------------------------------------------
Date          Franklin Colorado      Lehman Brothers                 CPI
               Tax-Free Income       Municipal Bond
                Fund-Class A              Index
--------------------------------------------------------------------------------
3/1/89               $9,573                   $10,000                    $10,000
3/31/89              $9,539         -0.24%     $9,976          0.58%     $10,058
4/30/89              $9,725          2.37%    $10,212          0.65%     $10,123
5/31/89              $9,940          2.08%    $10,425          0.57%     $10,181
6/30/89              $10,073         1.36%    $10,567          0.24%     $10,206
7/31/89              $10,159         1.36%    $10,710          0.24%     $10,230
8/31/89              $10,106        -0.98%    $10,605          0.16%     $10,246
9/30/89              $10,052        -0.30%    $10,574          0.32%     $10,279
10/31/89             $10,140         1.22%    $10,703          0.48%     $10,329
11/30/89             $10,277         1.75%    $10,890          0.24%     $10,353
12/31/89             $10,366         0.82%    $10,979          0.16%     $10,370
1/31/90              $10,301        -0.47%    $10,928          1.03%     $10,477
2/28/90              $10,440         0.89%    $11,025          0.47%     $10,526
3/31/90              $10,433         0.03%    $11,028          0.55%     $10,584
4/30/90              $10,357        -0.72%    $10,949          0.16%     $10,601
5/31/90              $10,578         2.18%    $11,187          0.23%     $10,625
6/30/90              $10,700         0.88%    $11,286          0.54%     $10,682
7/31/90              $10,874         1.48%    $11,453          0.38%     $10,723
8/31/90              $10,605        -1.45%    $11,287          0.92%     $10,822
9/30/90              $10,598         0.06%    $11,294          0.84%     $10,913
10/31/90             $10,733         1.81%    $11,498          0.60%     $10,978
11/30/90             $10,982         2.01%    $11,729          0.22%     $11,002
12/31/90             $10,965         0.44%    $11,781          0.00%     $11,002
1/31/91              $11,113         1.34%    $11,939          0.60%     $11,068
2/28/91              $11,210         0.87%    $12,042          0.15%     $11,085
3/31/91              $11,255         0.04%    $12,047          0.15%     $11,102
4/30/91              $11,416         1.34%    $12,209          0.15%     $11,118
5/31/91              $11,515         0.89%    $12,317          0.30%     $11,152
6/30/91              $11,519        -0.10%    $12,305          0.29%     $11,184
7/31/91              $11,694         1.22%    $12,455          0.15%     $11,201
8/31/91              $11,795         1.32%    $12,620          0.29%     $11,233
9/30/91              $11,950         1.30%    $12,784          0.44%     $11,283
10/31/91             $12,008         0.90%    $12,899          0.15%     $11,299
11/30/91             $12,066         0.28%    $12,935          0.29%     $11,332
12/31/91             $12,319         2.15%    $13,213          0.07%     $11,340
1/31/92              $12,316         0.23%    $13,243          0.15%     $11,357
2/29/92              $12,336         0.03%    $13,247          0.36%     $11,398
3/31/92              $12,368         0.04%    $13,253          0.51%     $11,456
4/30/92              $12,478         0.89%    $13,370          0.14%     $11,472
5/31/92              $12,657         1.18%    $13,528          0.14%     $11,488
6/30/92              $12,827         1.68%    $13,756          0.36%     $11,530
7/31/92              $13,308         3.00%    $14,168          0.21%     $11,554
8/31/92              $13,168        -0.98%    $14,029          0.28%     $11,586
9/30/92              $13,202         0.65%    $14,121          0.28%     $11,619
10/31/92             $12,979        -0.98%    $13,982          0.35%     $11,659
11/30/92             $13,329         1.79%    $14,232          0.14%     $11,676
12/31/92             $13,528         1.02%    $14,378         -0.07%     $11,667
1/31/93              $13,680         1.16%    $14,544          0.49%     $11,725
2/28/93              $14,143         3.62%    $15,071          0.35%     $11,766
3/31/93              $14,058        -1.06%    $14,911          0.35%     $11,807
4/30/93              $14,164         1.01%    $15,062          0.28%     $11,840
5/31/93              $14,235         0.56%    $15,146          0.14%     $11,856
6/30/93              $14,453         1.67%    $15,399          0.14%     $11,873
7/31/93              $14,485         0.13%    $15,419          0.00%     $11,873
8/31/93              $14,775         2.08%    $15,740          0.28%     $11,906
9/30/93              $14,956         1.14%    $15,919          0.21%     $11,931
10/31/93             $15,014         0.19%    $15,949          0.41%     $11,980
11/30/93             $14,973        -0.88%    $15,809          0.07%     $11,989
12/31/93             $15,254         2.11%    $16,143          0.00%     $11,989
1/31/94              $15,411         1.14%    $16,327          0.27%     $12,021
2/28/94              $15,089        -2.59%    $15,904          0.34%     $12,062
3/31/94              $14,488        -4.07%    $15,257          0.34%     $12,103
4/30/94              $14,519         0.85%    $15,386          0.14%     $12,120
5/31/94              $14,615         0.87%    $15,520          0.07%     $12,128
6/30/94              $14,518        -0.61%    $15,425          0.34%     $12,170
7/31/94              $14,795         1.83%    $15,708          0.27%     $12,202
8/31/94              $14,828         0.35%    $15,763          0.40%     $12,251
9/30/94              $14,639        -1.47%    $15,531          0.27%     $12,284
10/31/94             $14,396        -1.78%    $15,255          0.07%     $12,293
11/30/94             $14,128        -1.81%    $14,978          0.13%     $12,309
12/31/94             $14,425         2.20%    $15,308          0.00%     $12,309
1/31/95              $14,870         2.86%    $15,746          0.40%     $12,358
2/28/95              $15,251         2.91%    $16,204          0.40%     $12,408
3/31/95              $15,378         1.15%    $16,390          0.33%     $12,448
4/30/95              $15,425         0.12%    $16,410          0.33%     $12,490
5/31/95              $15,824         3.19%    $16,933          0.20%     $12,515
6/30/95              $15,722        -0.87%    $16,786          0.20%     $12,540
7/31/95              $15,811         0.95%    $16,946          0.00%     $12,540
8/31/95              $16,039         1.27%    $17,161          0.26%     $12,572
9/30/95              $16,114         0.63%    $17,269          0.20%     $12,597
10/31/95             $16,329         1.45%    $17,519          0.33%     $12,639
11/30/95             $16,587         1.66%    $17,810         -0.07%     $12,630
12/31/95             $16,748         0.96%    $17,981         -0.07%     $12,621
1/31/96              $16,826         0.76%    $18,118          0.59%     $12,696
2/29/96              $16,790        -0.68%    $17,995          0.32%     $12,736
3/31/96              $16,642        -1.28%    $17,764          0.52%     $12,803
4/30/96              $16,634        -0.28%    $17,714          0.39%     $12,852
5/31/96              $16,641        -0.04%    $17,707          0.19%     $12,877
6/30/96              $16,793         1.09%    $17,900          0.06%     $12,885
7/31/96              $16,916         0.91%    $18,063          0.19%     $12,909
8/31/96              $16,922        -0.02%    $18,060          0.19%     $12,934
9/30/96              $17,149         1.40%    $18,313          0.32%     $12,975
10/31/96             $17,317         1.13%    $18,519          0.32%     $13,017
11/30/96             $17,575         1.83%    $18,858          0.19%     $13,041
12/31/96             $17,538        -0.42%    $18,779          0.00%     $13,041
1/31/97              $17,561         0.19%    $18,815          0.32%     $13,083
2/28/97              $17,702         0.92%    $18,988          0.31%     $13,124
3/31/97              $17,499        -1.33%    $18,735          0.25%     $13,156
4/30/97              $17,643         0.84%    $18,893          0.12%     $13,172
5/31/97              $17,847         1.51%    $19,178         -0.06%     $13,164
6/30/97              $18,037         1.07%    $19,383          0.12%     $13,180
7/31/97              $18,488         2.77%    $19,920          0.12%     $13,196
8/31/97              $18,327        -0.94%    $19,733          0.19%     $13,221
9/30/97              $18,577         1.19%    $19,968          0.25%     $13,254
10/31/97             $18,689         0.64%    $20,096          0.25%     $13,287
11/30/97             $18,817         0.59%    $20,214         -0.06%     $13,279
12/31/97             $19,094         1.46%    $20,509         -0.12%     $13,263
1/31/98              $19,286         1.03%    $20,720          0.19%     $13,288
2/28/98              $19,273         0.03%    $20,727          0.19%     $13,314
3/31/98              $19,308         0.09%    $20,745          0.19%     $13,339
4/30/98              $19,247        -0.45%    $20,652          0.18%     $13,363
5/31/98              $19,539         1.58%    $20,978          0.18%     $13,387
6/30/98              $19,619         0.39%    $21,060          0.12%     $13,403
7/31/98              $19,651         0.25%    $21,113          0.12%     $13,419
8/31/98              $19,896         1.55%    $21,440          0.12%     $13,435
9/30/98              $20,126         1.25%    $21,708          0.12%     $13,451
10/31/98             $20,077         0.00%    $21,708          0.24%     $13,484
11/30/98             $20,159         0.35%    $21,784          0.00%     $13,484
12/31/98             $20,187         0.25%    $21,838         -0.06%     $13,476
1/31/99              $20,371         1.19%    $22,098          0.24%     $13,508
2/28/99              $20,311        -0.44%    $22,001          0.12%     $13,524

Total Return         103.11%                  120.01%                     35.24%
--------------------------------------------------------------------------------


CLASS C (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------
        Date       Franklin Colorado     Lehman Brothers               CPI
                        Tax-Free         Municipal Bond
                       Income Fund-           Index
                         Class C
-----------------------------------------------------------------------------------
       5/1/95            $9,896                   $10,000                   $10,000
       5/31/95           $10,143         3.19%    $10,319        0.20%      $10,020
       6/30/95           $10,082        -0.87%    $10,229        0.20%      $10,040
       7/31/95           $10,133         0.95%    $10,326        0.00%      $10,040
       8/31/95           $10,273         1.27%    $10,458        0.26%      $10,066
       9/29/95           $10,316         0.63%    $10,523        0.20%      $10,086
      10/31/95           $10,457         1.45%    $10,676        0.33%      $10,120
      11/30/95           $10,617         1.66%    $10,853       -0.07%      $10,112
      12/29/95           $10,714         0.96%    $10,957       -0.07%      $10,105
       1/31/96           $10,758         0.76%    $11,041        0.59%      $10,165
       2/29/96           $10,730        -0.68%    $10,966        0.32%      $10,198
       3/29/96           $10,630        -1.28%    $10,825        0.52%      $10,251
       4/30/96           $10,621        -0.28%    $10,795        0.39%      $10,291
       5/31/96           $10,620        -0.04%    $10,791        0.19%      $10,310
       6/28/96           $10,720         1.09%    $10,908        0.06%      $10,316
       7/31/96           $10,785         0.91%    $11,008        0.19%      $10,336
       8/30/96           $10,794        -0.02%    $11,005        0.19%      $10,356
       9/30/96           $10,933         1.40%    $11,159        0.32%      $10,389
      10/31/96           $11,035         1.13%    $11,286        0.32%      $10,422
      11/29/96           $11,194         1.83%    $11,492        0.19%      $10,442
      12/31/96           $11,165        -0.42%    $11,444        0.00%      $10,442
       1/31/97           $11,174         0.19%    $11,466        0.32%      $10,475
       2/28/97           $11,259         0.92%    $11,571        0.31%      $10,508
       3/31/97           $11,125        -1.33%    $11,417        0.25%      $10,534
       4/30/97           $11,210         0.84%    $11,513        0.12%      $10,547
       5/31/97           $11,334         1.51%    $11,687       -0.06%      $10,540
       6/30/97           $11,458         1.07%    $11,812        0.12%      $10,553
       7/31/97           $11,729         2.77%    $12,139        0.12%      $10,565
       8/31/97           $11,631        -0.94%    $12,025        0.19%      $10,586
       9/30/97           $11,774         1.19%    $12,168        0.25%      $10,612
      10/31/97           $11,839         0.64%    $12,246        0.25%      $10,639
      11/30/97           $11,924         0.59%    $12,318       -0.06%      $10,632
      12/31/97           $12,093         1.46%    $12,498       -0.12%      $10,619
       1/31/98           $12,209         1.03%    $12,627        0.19%      $10,640
       2/28/98           $12,204         0.03%    $12,631        0.19%      $10,660
       3/31/98           $12,211         0.09%    $12,642        0.19%      $10,680
       4/30/98           $12,167        -0.45%    $12,585        0.18%      $10,699
       5/31/98           $12,345         1.58%    $12,784        0.18%      $10,719
       6/30/98           $12,389         0.39%    $12,834        0.12%      $10,731
       7/31/98           $12,414         0.25%    $12,866        0.12%      $10,744
       8/31/98           $12,562         1.55%    $13,065        0.12%      $10,757
       9/30/98           $12,700         1.25%    $13,229        0.12%      $10,770
      10/31/98           $12,663         0.00%    $13,229        0.24%      $10,796
      11/30/98           $12,709         0.35%    $13,275        0.00%      $10,796
      12/31/98           $12,721         0.25%    $13,308       -0.06%      $10,789
       1/31/99           $12,830         1.19%    $13,466        0.24%      $10,815
       2/28/99           $12,785        -0.44%    $13,407        0.12%      $10,828

    Total Return          27.85%                   34.07%                     8.28%
-----------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


                                                                              15


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      29.0%
AA       22.5%
A        16.5%
BBB      32.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[CONNECTICUT STATE GRAPHIC]

Connecticut's economy during the year under review can be compared to a tortoise, slow but steady. Deeply affected by the recession of the early '90s, the state is undergoing an economic recovery that, while slower than much of the nation's, appears to be solid and enduring. Employment grew 1.1% in the 12 months ended September 1998. Although this was less than half of the national increase during the same period, Connecticut's unemployment rate stood at 3.9% in September 1998, down from 4.9% in September 1997 and below the national rate of 4.6%. Gains in construction, financial services, real estate and other services propelled the growth. The expansion of two casinos, run by the Pequot and Mohegan Indians, significantly added to the growth in the construction and services sectors.

Connecticut is a wealthy state with per capita personal income at 142% of the national average as of December 1998, the highest of any state. Personal income per capita rose a strong 6.1% in 1997, higher than the national average of 4.8%. However, the state's collective growth in personal income remains below the national average, owing to a weak employment growth rate, low unemployment and a slowly diminishing population. In what may be a sign that the population declines are over, Connecticut recorded 0.1% population increase in 1997, the first since 1990.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Moody's, December 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.


16


Although Connecticut is one the nation's wealthiest states, it also carries a heavy debt load. Debt ratios are among the country's highest, with a per capita debt of $3,135 compared with the median state debt of $446. Recently, the state announced that it is negotiating to move the New England Patriots football team to Hartford and build a new stadium and practice facilities. If successful, this would add approximately $375 million to the state's already burgeoning debt level.

Reflecting the state's high level of wealth and positive economic outlook going forward, Standard and Poor's, a national credit rating agency, recently upgraded the state's rating to AA.(3)

PORTFOLIO NOTES

In 1998, Connecticut's new bond issuance increased to $3.9 billion, 14.2% higher than 1997. The state's low issuance level kept demand strong and yields low compared with national levels. During this time of limited diversification choices, the fund purchased Puerto Rico issues, which enjoy tax-free exemption in a number of states. Puerto Rico securities are in general highly liquid and well-received in the marketplace. When opportunities allowed, the fund sold Puerto Rico bonds and bought attractively priced state issues. The fund's total net assets grew, from $212.3 million on February 28, 1998, to $268.5 million on February 28, 1999. In addition, the fund's Class A share price, as measured by net asset value, increased four cents, from $11.23, to $11.27, during the same period.

More than 50% of the municipal debt brought to market nationally in 1998 was insured, which generally raises the issue's rating to AAA, as once insured, a security carries the insurer's credit rating. Partially due to the number of insured issues, the majority of the fund's purchases had bond insurance, maintaining the percentage of the portfolio's AAA-rated bonds. As of February 28, 1999, AAA-rated bonds comprised 29.0% of the fund's total long-term investments.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase-depending on their call date.

(3) This does not indicate Standard and Poor's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/99

                  % OF TOTAL
                   LONG-TERM
SECTOR            INVESTMENTS
-----------------------------
Hospitals            22.9%
Prerefunded          20.9%
Housing              16.5%
Utilities            12.2%
Education            11.7%
General Obligation    5.5%
Health Care           4.9%
Other Revenue         3.8%
Industrial            0.9%
Transportation        0.7%


                                                                              17


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. On February 28, 1999, prerefunded bonds comprised 20.9% of the fund's total long-term investments, compared with 19.9% a year earlier.

Franklin Connecticut Tax-Free Income Fund maintained sector diversity with purchases in a wide range of industries. The fund's most recent purchases were Puerto Rico Commonwealth General Obligation, Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Connecticut State Health and Educational Facilities Authority Revenue - Trinity College, Connecticut State Health and Educational Facilities Authority Revenue - Quinnipiac College and Connecticut State Health and Educational Facilities Authority Revenue - Hebrew Home and Hospital. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/98 - 2/28/99

                                                           DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                      CLASS A     CLASS C
--------------------------------------------------------------------------------
March                                                     4.9 cents   4.37 cents
April                                                     4.9 cents   4.38 cents
May                                                       4.9 cents   4.38 cents
June                                                      4.8 cents   4.28 cents
July                                                      4.8 cents   4.30 cents
August                                                    4.8 cents   4.30 cents
September                                                 4.8 cents   4.30 cents
October                                                   4.8 cents   4.26 cents
November                                                  4.8 cents   4.26 cents
December                                                  4.8 cents   4.26 cents
January                                                   4.8 cents   4.26 cents
February                                                  4.8 cents   4.26 cents
--------------------------------------------------------------------------------
TOTAL                                                    57.9 CENTS  51.61 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during


18


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.27    $11.23

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.579

CLASS C                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.30    $11.26

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.5161

PERFORMANCE

                                                                           INCEPTION
CLASS A                                         1-YEAR  5-YEAR    10-YEAR  (10/3/88)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.62%  +32.54%  +100.57%   +104.92%
Average Annual Total Return(2)                  +1.12%   +4.88%    +6.74%     +6.70%
Distribution Rate(3)                     4.74%
Taxable Equivalent Distribution Rate(4)  8.22%
30-Day Standardized Yield(5)             3.81%
Taxable Equivalent Yield(4)              6.61%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.02%  +19.24%    +28.13%
Average Annual Total Return(2)                  +3.02%   +5.69%     +6.40%
Distribution Rate(3)                     4.33%
Taxable Equivalent Distribution Rate(4)  7.51%
30-Day Standardized Yield(5)             3.38%
Taxable Equivalent Yield(4)              5.86%

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


                                                                              19


FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.12%
5-Year                     +4.88%
10-Year                    +6.74%
Since Inception (10/3/88)  +6.70%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                      +3.02%
3-Year                      +5.69%
Since Inception (5/1/95)    +6.40%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date           Franklin Connecticut      Lehman              CPI
                 Tax-Free Income        Brothers
                   Fund-Class A        Municipal
                                       Bond Index
-----------------------------------------------------------------------
       3/1/89   $9,576                   10,000                  10,000
      3/31/89   $9,554     -0.24%        9,976          0.58%    10,058
      4/28/89   $9,779      2.37%        10,212         0.65%    10,123
      5/31/89   $9,977      2.08%        10,425         0.57%    10,181
      6/30/89   $10,089     1.36%        10,567         0.24%    10,206
      7/31/89   $10,183     1.36%        10,710         0.24%    10,230
      8/31/89   $10,112    -0.98%        10,605         0.16%    10,246
      9/29/89   $10,060    -0.30%        10,574         0.32%    10,279
     10/31/89   $10,126     1.22%        10,703         0.48%    10,329
     11/30/89   $10,281     1.75%        10,890         0.24%    10,353
     12/29/89   $10,377     0.82%        10,979         0.16%    10,370
      1/31/90   $10,304    -0.47%        10,928         1.03%    10,477
      2/28/90   $10,431     0.89%        11,025         0.47%    10,526
      3/30/90   $10,408     0.03%        11,028         0.55%    10,584
      4/30/90   $10,334    -0.72%        10,949         0.16%    10,601
      5/31/90   $10,565     2.18%        11,187         0.23%    10,625
      6/29/90   $10,665     0.88%        11,286         0.54%    10,682
      7/31/90   $10,827     1.48%        11,453         0.38%    10,723
      8/31/90   $10,554    -1.45%        11,287         0.92%    10,822
      9/28/90   $10,520     0.06%        11,294         0.84%    10,913
     10/31/90   $10,653     1.81%        11,498         0.60%    10,978
     11/30/90   $10,903     2.01%        11,729         0.22%    11,002
     12/31/90   $10,889     0.44%        11,781         0.00%    11,002
      1/31/91   $11,067     1.34%        11,939         0.60%    11,068
      2/28/91   $11,128     0.87%        12,042         0.15%    11,085
      3/29/91   $11,168     0.04%        12,047         0.15%    11,102
      4/30/91   $11,306     1.34%        12,209         0.15%    11,118
      5/31/91   $11,390     0.89%        12,317         0.30%    11,152
      6/28/91   $11,244    -0.10%        12,305         0.29%    11,184
      7/31/91   $11,406     1.22%        12,455         0.15%    11,201
      8/30/91   $11,547     1.32%        12,620         0.29%    11,233
      9/30/91   $11,711     1.30%        12,784         0.44%    11,283
     10/31/91   $11,786     0.90%        12,899         0.15%    11,299
     11/29/91   $11,839     0.28%        12,935         0.29%    11,332
     12/31/91   $12,062     2.15%        13,213         0.07%    11,340
      1/31/92   $12,070     0.23%        13,243         0.15%    11,357
      2/28/92   $12,052     0.03%        13,247         0.36%    11,398
      3/31/92   $12,068     0.04%        13,253         0.51%    11,456
      4/30/92   $12,153     0.89%        13,370         0.14%    11,472
      5/29/92   $12,332     1.18%        13,528         0.14%    11,488
      6/30/92   $12,477     1.68%        13,756         0.36%    11,530
      7/31/92   $12,881     3.00%        14,168         0.21%    11,554
      8/31/92   $12,720    -0.98%        14,029         0.28%    11,586
      9/30/92   $12,748     0.65%        14,121         0.28%    11,619
     10/30/92   $12,549    -0.98%        13,982         0.35%    11,659
     11/30/92   $12,840     1.79%        14,232         0.14%    11,676
     12/31/92   $13,048     1.02%        14,378        -0.07%    11,667
      1/29/93   $13,221     1.16%        14,544         0.49%    11,725
      2/26/93   $13,613     3.62%        15,071         0.35%    11,766
      3/31/93   $13,543    -1.06%        14,911         0.35%    11,807
      4/30/93   $13,644     1.01%        15,062         0.28%    11,840
      5/31/93   $13,697     0.56%        15,146         0.14%    11,856
      6/30/93   $13,937     1.67%        15,399         0.14%    11,873
      7/30/93   $13,940     0.13%        15,419         0.00%    11,873
      8/31/93   $14,244     2.08%        15,740         0.28%    11,906
      9/30/93   $14,411     1.14%        15,919         0.21%    11,931
     10/29/93   $14,450     0.19%        15,949         0.41%    11,980
     11/30/93   $14,388    -0.88%        15,809         0.07%    11,989
     12/31/93   $14,656     2.11%        16,143         0.00%    11,989
      1/31/94   $14,786     1.14%        16,327         0.27%    12,021
      2/28/94   $14,479    -2.59%        15,904         0.34%    12,062
      3/31/94   $13,963    -4.07%        15,257         0.34%    12,103
      4/29/94   $13,951     0.85%        15,386         0.14%    12,120
      5/31/94   $14,083     0.87%        15,520         0.07%    12,128
      6/30/94   $13,992    -0.61%        15,425         0.34%    12,170
      7/29/94   $14,243     1.83%        15,708         0.27%    12,202
      8/31/94   $14,271     0.35%        15,763         0.40%    12,251
      9/30/94   $14,100    -1.47%        15,531         0.27%    12,284
     10/31/94   $13,834    -1.78%        15,255         0.07%    12,293
     11/30/94   $13,488    -1.81%        14,978         0.13%    12,309
     12/30/94   $13,866     2.20%        15,308         0.00%    12,309
      1/31/95   $14,220     2.86%        15,746         0.40%    12,358
      2/28/95   $14,534     2.91%        16,204         0.40%    12,408
      3/31/95   $14,631     1.15%        16,390         0.33%    12,448
      4/28/95   $14,687     0.12%        16,410         0.33%    12,490
      5/31/95   $15,033     3.19%        16,933         0.20%    12,515
      6/30/95   $14,910    -0.87%        16,786         0.20%    12,540
      7/31/95   $14,995     0.95%        16,946         0.00%    12,540
      8/31/95   $15,193     1.27%        17,161         0.26%    12,572
      9/29/95   $15,321     0.63%        17,269         0.20%    12,597
     10/31/95   $15,506     1.45%        17,519         0.33%    12,639
     11/30/95   $15,708     1.66%        17,810        -0.07%    12,630
     12/29/95   $15,853     0.96%        17,981        -0.07%    12,621
      1/31/96   $15,928     0.76%        18,118         0.59%    12,696
      2/29/96   $15,844    -0.68%        17,995         0.32%    12,736
      3/29/96   $15,703    -1.28%        17,764         0.52%    12,803
      4/30/96   $15,720    -0.28%        17,714         0.39%    12,852
      5/31/96   $15,752    -0.04%        17,707         0.19%    12,877
      6/28/96   $15,916     1.09%        17,900         0.06%    12,885
      7/31/96   $16,023     0.91%        18,063         0.19%    12,909
      8/30/96   $16,069    -0.02%        18,060         0.19%    12,934
      9/30/96   $16,236     1.40%        18,313         0.32%    12,975
     10/31/96   $16,359     1.13%        18,519         0.32%    13,017
     11/29/96   $16,573     1.83%        18,858         0.19%    13,041
     12/31/96   $16,561    -0.42%        18,779         0.00%    13,041
      1/31/97   $16,594     0.19%        18,815         0.32%    13,083
      2/28/97   $16,719     0.92%        18,988         0.31%    13,124
      3/31/97   $16,584    -1.33%        18,735         0.25%    13,156
      4/30/97   $16,695     0.84%        18,893         0.12%    13,172
      5/31/97   $16,914     1.51%        19,178        -0.06%    13,164
      6/30/97   $17,069     1.07%        19,383         0.12%    13,180
      7/31/97   $17,460     2.77%        19,920         0.12%    13,196
      8/31/97   $17,350    -0.94%        19,733         0.19%    13,221
      9/30/97   $17,539     1.19%        19,968         0.25%    13,254
     10/31/97   $17,619     0.64%        20,096         0.25%    13,287
     11/30/97   $17,746     0.59%        20,214        -0.06%    13,279
     12/31/97   $17,969     1.46%        20,509        -0.12%    13,263
      1/31/98   $18,113     1.03%        20,720         0.19%    13,288
      2/28/98   $18,162     0.03%        20,727         0.19%    13,314
      3/31/98   $18,176     0.09%        20,745         0.19%    13,339
      4/30/98   $18,191    -0.45%        20,652         0.18%    13,363
      5/31/98   $18,418     1.58%        20,978         0.18%    13,387
      6/30/98   $18,496     0.39%        21,060         0.12%    13,403
      7/31/98   $18,559     0.25%        21,113         0.12%    13,419
      8/31/98   $18,754     1.55%        21,440         0.12%    13,435
      9/30/98   $18,934     1.25%        21,708         0.12%    13,451
     10/31/98   $18,913     0.00%        21,708         0.24%    13,484
     11/30/98   $18,977     0.35%        21,784         0.00%    13,484
     12/31/98   $19,041     0.25%        21,838        -0.06%    13,476
      1/31/99   $19,241     1.19%        22,098         0.24%    13,508
      2/28/99   $19,206    -0.44%        22,001         0.12%    13,524

Total Return     92.06%                 120.01%                  35.24%
---------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------
Date                 Franklin          Lehman Brothers         CPI
                   Connecticut            Municipal
                 Tax-Free Income          Bond Index
                   Fund-Class C
--------------------------------------------------------------------------
     5/1/95      $9,898                   $10,000                  $10,000
    5/31/95      $10,125        3.19%     $10,319         0.20%    $10,020
    6/30/95      $10,045       -0.87%     $10,229         0.20%    $10,040
    7/31/95      $10,097        0.95%     $10,326         0.00%    $10,040
    8/31/95      $10,234        1.27%     $10,458         0.26%    $10,066
    9/29/95      $10,323        0.63%     $10,523         0.20%    $10,086
   10/31/95      $10,442        1.45%     $10,676         0.33%    $10,120
   11/30/95      $10,572        1.66%     $10,853        -0.07%    $10,112
   12/29/95      $10,644        0.96%     $10,957        -0.07%    $10,105
    1/31/96      $10,689        0.76%     $11,041         0.59%    $10,165
    2/29/96      $10,618       -0.68%     $10,966         0.32%    $10,198
    3/29/96      $10,523       -1.28%     $10,825         0.52%    $10,251
    4/30/96      $10,539       -0.28%     $10,795         0.39%    $10,291
    5/31/96      $10,555       -0.04%     $10,791         0.19%    $10,310
    6/28/96      $10,631        1.09%     $10,908         0.06%    $10,316
    7/31/96      $10,708        0.91%     $11,008         0.19%    $10,336
    8/30/96      $10,754       -0.02%     $11,005         0.19%    $10,356
    9/30/96      $10,861        1.40%     $11,159         0.32%    $10,389
   10/31/96      $10,938        1.13%     $11,286         0.32%    $10,422
   11/29/96      $11,076        1.83%     $11,492         0.19%    $10,442
   12/31/96      $11,053       -0.42%     $11,444         0.00%    $10,442
    1/31/97      $11,069        0.19%     $11,466         0.32%    $10,475
    2/28/97      $11,157        0.92%     $11,571         0.31%    $10,508
    3/31/97      $11,061       -1.33%     $11,417         0.25%    $10,534
    4/30/97      $11,130        0.84%     $11,513         0.12%    $10,547
    5/31/97      $11,271        1.51%     $11,687        -0.06%    $10,540
    6/30/97      $11,379        1.07%     $11,812         0.12%    $10,553
    7/31/97      $11,623        2.77%     $12,139         0.12%    $10,565
    8/31/97      $11,545       -0.94%     $12,025         0.19%    $10,586
    9/30/97      $11,675        1.19%     $12,168         0.25%    $10,612
   10/31/97      $11,712        0.64%     $12,246         0.25%    $10,639
   11/30/97      $11,801        0.59%     $12,318        -0.06%    $10,632
   12/31/97      $11,944        1.46%     $12,498        -0.12%    $10,619
    1/31/98      $12,034        1.03%     $12,627         0.19%    $10,640
    2/28/98      $12,060        0.03%     $12,631         0.19%    $10,660
    3/31/98      $12,064        0.09%     $12,642         0.19%    $10,680
    4/30/98      $12,068       -0.45%     $12,585         0.18%    $10,699
    5/31/98      $12,213        1.58%     $12,784         0.18%    $10,719
    6/30/98      $12,259        0.39%     $12,834         0.12%    $10,731
    7/31/98      $12,295        0.25%     $12,866         0.12%    $10,744
    8/31/98      $12,419        1.55%     $13,065         0.12%    $10,757
    9/30/98      $12,532        1.25%     $13,229         0.12%    $10,770
   10/31/98      $12,512        0.00%     $13,229         0.24%    $10,796
   11/30/98      $12,548        0.35%     $13,275         0.00%    $10,796
   12/31/98      $12,585        0.25%     $13,308        -0.06%    $10,789
    1/31/99      $12,711        1.19%     $13,466         0.24%    $10,815
    2/28/99      $12,682       -0.44%     $13,407         0.12%    $10,828

Total Return      26.82%                   34.07%                    8.28%
--------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


20


FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)
--------------------------------------------------------------------------------


PORTFOLIO NOTES

During the 12 months under review, the U.S. economy remained a bastion of growth. Concurrently, interest rates declined, unusual in a time of such heady economic expansion. The yield on the 30-year Treasury bond declined from 5.92% on February 28, 1998, to a low of 4.70% on October 5, 1998. However, toward the end of the reporting period, interest rates crept back up, reflecting the economy's continuing strength.

In general, most municipalities' fiscal health remained robust, due to increasing tax revenues and payrolls. New municipal bond supply was extremely strong in 1998, $284 billion, more than 28.5% greater than 1997's new issuance supply. Insured bonds, typically rated AAA, reached a record 50.8% of all new issues for the year. Throughout much of the reporting period, yield spreads, the interest-rate difference between AAA- and BBB-rated securities, narrowed, as investors purchased lower quality issues to earn additional yields. However, in a sign that the trend may be changing, yield spreads began to widen late in the reporting period. The fund was very selective in each issue purchased during the reporting period. Utilizing our extensive research capabilities, we were able to add some lower-rated securities to capture additional yield without compromising the fund's overall credit quality.



CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA - 14.6%
AA - 12.6%
A - 20.3%
BBB - 50.4%
Below Investment Grade - 2.1%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.



                                                                              21


DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.4 cents
April              4.4 cents
May                4.4 cents
June               4.4 cents
July               4.4 cents
August             4.4 cents
September          4.4 cents
October            4.4 cents
November           4.4 cents
December           4.2 cents
January            4.2 cents
February           4.2 cents
-----------------------------
TOTAL             52.2 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 20.4%
Hospitals                                 13.1%
Industrial                                11.0%
Transportation                             8.9%
Housing                                    8.7%
General Obligation                         6.3%
Other Revenue                              6.1%
Special Assessment                         5.7%
Health Care                                5.2%
Education                                  5.0%
Prerefunded                                3.4%
Certificates of Participation              3.3%
Marks-Roos                                 1.7%
Tax Allocation                             1.2%



Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, increased five cents, from $11.25 on February 28, 1998, to $11.30 on February 28, 1999. In addition, the fund's total net assets increased by approximately $56.1 million during the reporting period, from $139.5 million to $195.6 million. We invested new money and proceeds from sold securities in current coupon bonds as they became available.

Due to the number of insured bonds, the fund's overall quality improved slightly during the 12 months under review. As of February 28, 1999, AAA-rated bonds comprised 14.6% of the fund's total long-term investments, compared with 13.7% a year earlier. However, the fund purchased bonds with different credit qualities and maturities as the fund looked for value in a declining interest-rate environment. We purchased bonds in a variety of sectors, maintaining the fund's strong diversification and an average maturity of approximately nine years. Significant purchases included Port Saint Lucie, FL Special Assessment Revenue; Adams County Schools, CO Certificate of Participation; Virgin Islands Water and Power Authority Water System Revenue; and New York City Metropolitan Transportation Authority Commuter Facilities Revenue. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


22


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05           $11.30    $11.25


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.522





PERFORMANCE

                                                                      INCEPTION
CLASS A                                             1-YEAR   5-YEAR   (9/23/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +5.17%   +34.07%   +53.82%
Average Annual Total Return(2)                      +2.80%    +5.56%    +6.54%
Distribution Rate(3)                       4.31%
Taxable Equivalent Distribution Rate(4)    7.14%
30-Day Standardized Yield(5)               3.80%
Taxable Equivalent Yield(4)                6.29%




FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.80%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.15 cent per share monthly dividend and the maximum offering price of $11.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.







--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.
                                                                              23


FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      +2.80%

5-Year                      +5.56%

Since Inception (9/23/92)   +6.54%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions.
Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (9/23/92 - 2/28/99)

The following line graph compares the performance of the Franklin Federal Intermediate-Term Tax-Free Income Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/23/92 to 2/28/99.

Date            Franklin Federal       Lehman Brothers         CPI
                Intermediate-Term      Municipal Bond
                 Tax-Free Income            Index
                  Fund-Class A
-----------------------------------------------------------------------
      9/23/92   $ 9,775              $10,000                   $10,000
      9/30/92   $ 9,785       0.19%  $10,019        0.07%      $10,007
     10/31/92   $ 9,746      -1.02%  $ 9,917        0.35%      $10,042
     11/30/92   $ 9,932       1.83%  $10,099        0.14%      $10,056
     12/31/92   $10,010       1.16%  $10,216       -0.07%      $10,049
      1/31/93   $10,094       1.69%  $10,388        0.49%      $10,098
      2/28/93   $10,395       3.66%  $10,769        0.35%      $10,133
      3/31/93   $10,420      -1.46%  $10,611        0.35%      $10,169
      4/30/93   $10,496       0.95%  $10,712        0.28%      $10,197
      5/31/93   $10,531       0.35%  $10,750        0.14%      $10,211
      6/30/93   $10,687       1.97%  $10,962        0.14%      $10,226
      7/31/93   $10,744       0.25%  $10,989        0.00%      $10,226
      8/31/93   $10,931       2.07%  $11,216        0.28%      $10,254
      9/30/93   $11,038       1.23%  $11,354        0.21%      $10,276
     10/31/93   $11,105       0.16%  $11,373        0.41%      $10,318
     11/30/93   $11,040      -0.82%  $11,279        0.07%      $10,325
     12/31/93   $11,280       2.13%  $11,520        0.00%      $10,325
      1/31/94   $11,408       1.23%  $11,661        0.27%      $10,353
      2/28/94   $11,205      -2.74%  $11,342        0.34%      $10,388
      3/31/94   $10,855      -3.82%  $10,908        0.34%      $10,424
      4/30/94   $10,912       1.10%  $11,028        0.14%      $10,438
      5/31/94   $11,000       0.80%  $11,117        0.07%      $10,445
      6/30/94   $10,972      -0.43%  $11,069        0.34%      $10,481
      7/31/94   $11,124       1.68%  $11,255        0.27%      $10,509
      8/31/94   $11,203       0.39%  $11,299        0.40%      $10,551
      9/30/94   $11,111      -1.35%  $11,146        0.27%      $10,580
     10/31/94   $10,965      -1.46%  $10,983        0.07%      $10,587
     11/30/94   $10,820      -1.89%  $10,776        0.13%      $10,601
     12/31/94   $10,975       1.80%  $10,970        0.00%      $10,601
      1/31/95   $11,229       2.59%  $11,254        0.40%      $10,643
      2/28/95   $11,440       2.83%  $11,572        0.40%      $10,686
      3/31/95   $11,543       1.35%  $11,729        0.33%      $10,721
      4/30/95   $11,570       0.12%  $11,743        0.33%      $10,757
      5/31/95   $11,862       3.17%  $12,115        0.20%      $10,778
      6/30/95   $11,801      -0.62%  $12,040        0.20%      $10,800
      7/31/95   $11,907       1.47%  $12,217        0.00%      $10,800
      8/31/95   $12,070       1.36%  $12,383        0.26%      $10,828
      9/30/95   $12,178       0.64%  $12,462        0.20%      $10,849
     10/31/95   $12,319       1.15%  $12,606        0.33%      $10,885
     11/30/95   $12,473       1.34%  $12,774       -0.07%      $10,878
     12/31/95   $12,560       0.61%  $12,852       -0.07%      $10,870
      1/31/96   $12,635       1.01%  $12,982        0.59%      $10,934
      2/29/96   $12,573      -0.41%  $12,929        0.32%      $10,969
      3/31/96   $12,477      -1.24%  $12,769        0.52%      $11,026
      4/30/96   $12,472      -0.35%  $12,724        0.39%      $11,069
      5/31/96   $12,455      -0.28%  $12,688        0.19%      $11,090
      6/30/96   $12,579       0.95%  $12,809        0.06%      $11,097
      7/31/96   $12,656       0.96%  $12,932        0.19%      $11,118
      8/31/96   $12,663       0.00%  $12,932        0.19%      $11,139
      9/30/96   $12,788       1.03%  $13,065        0.32%      $11,175
     10/31/96   $12,925       1.26%  $13,230        0.32%      $11,210
     11/30/96   $13,099       2.02%  $13,497        0.19%      $11,232
     12/31/96   $13,094      -0.45%  $13,436        0.00%      $11,232
      1/31/97   $13,102       0.39%  $13,489        0.32%      $11,268
      2/28/97   $13,217       0.94%  $13,615        0.31%      $11,303
      3/31/97   $13,091      -1.34%  $13,433        0.25%      $11,331
      4/30/97   $13,195       0.74%  $13,532        0.12%      $11,344
      5/31/97   $13,276       1.42%  $13,724       -0.06%      $11,338
      6/30/97   $13,430       1.10%  $13,875        0.12%      $11,351
      7/31/97   $13,732       2.81%  $14,265        0.12%      $11,365
      8/31/97   $13,665      -0.97%  $14,127        0.19%      $11,386
      9/30/97   $13,772       1.27%  $14,306        0.25%      $11,415
     10/31/97   $13,842       0.53%  $14,382        0.25%      $11,443
     11/30/97   $13,925       0.46%  $14,448       -0.06%      $11,437
     12/31/97   $14,105       1.58%  $14,677       -0.12%      $11,423
      1/31/98   $14,274       1.11%  $14,840        0.19%      $11,445
      2/28/98   $14,279      -0.01%  $14,838        0.19%      $11,466
      3/31/98   $14,284      -0.07%  $14,828        0.19%      $11,488
      4/30/98   $14,263      -0.55%  $14,746        0.18%      $11,509
      5/31/98   $14,448       1.70%  $14,997        0.18%      $11,530
      6/30/98   $14,491       0.37%  $15,052        0.12%      $11,543
      7/31/98   $14,535       0.16%  $15,076        0.12%      $11,557
      8/31/98   $14,696       1.74%  $15,339        0.12%      $11,571
      9/30/98   $14,844       1.49%  $15,567        0.12%      $11,585
     10/31/98   $14,836       0.04%  $15,573        0.24%      $11,613
     11/30/98   $14,881       0.30%  $15,620        0.00%      $11,613
     12/31/98   $14,923       0.31%  $15,669       -0.06%      $11,606
      1/31/99   $15,098       1.53%  $15,908        0.24%      $11,634
      2/28/99   $15,036      -0.90%  $15,765        0.12%      $11,648

Total Return      50.36%               57.65%                    16.48%
-----------------------------------------------------------------------








*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

24


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------


PORTFOLIO NOTES

The high yield municipal bond market was especially challenging during the year under review. For the first time in a number of years, the average national high yield fund, according to Lipper, underperformed the average national investment grade fund. As mentioned in the Shareholder Letter, credit spreads finally widened after narrowing for a number of years, due in part to the aggressive strategy of the municipal bond insurers and investors demanding higher yields in a declining interest-rate environment. As credit spreads widened, the weakness of high yield bonds dampened the performance of Franklin High Yield Tax-Free Income Fund. As a result, the fund's Class A share price, as measured by net asset value, decreased 19 cents, from $11.68 on February 28, 1998, to $11.49 on February 28, 1999.

Health care and project finance-related bond issuers were the most volatile over the 12-month period. In health care financing, and hospitals specifically, the market was especially volatile. The two main catalysts to the health care sector's problems continue to be an extremely competitive environment and a declining reimbursement system to health care providers. Many higher quality health care systems received downgrades from the rating agencies, while some lower quality borrowers defaulted



CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]


AAA - 26.2%
AA - 2.6%
A - 10.8%
BBB - 22.0%
Below Investment Grade - 38.4%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.





(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 86 of this report.


                                                                              25


PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 31.3%
Prerefunded                               13.2%
Hospitals                                 10.1%
Transportation                             9.1%
General Obligation                         7.6%
Special Assessment                         7.0%
Industrial                                 6.5%
Health Care                                4.9%
Housing                                    3.6%
Other Revenue                              2.8%
Mello-Roos                                 1.2%
Certificates of Participation              1.2%
Education                                  1.1%
Tax Allocation                             0.3%
Marks-Roos                                 0.1%



on their bond obligations or filed for bankruptcy protection. Moody's, a national credit rating agency, downgraded 54 hospitals and health systems with $10.7 billion of par amount outstanding during the past year. Although the fund avoided many of the worst situations, some of its health care holdings did face pressures, resulting in a decline in market value.

The project finance sector, where bond repayment depends on the income produced by a public project, also faced a number of challenges during the period under review. One holding, a resource recovery or waste-to-energy project, experienced a significant decline in market value after the owner was forced to take an accounting write-off for its equity investment in the project. Although the project is having some difficulties, there are sufficient reserves and company-guaranteed support to prevent default for three or more years. While these situations dampened the fund's performance during the year under review, the prevailing market conditions provided our portfolio management team with some excellent investment opportunities. With approximately 26% of the fund in AAA holdings, we believe we are well positioned to take advantage of buying opportunities in market sectors that were heavily impacted.

On a positive note, the fund benefited from many investments in other market sectors made over the past few years. We acquired large holdings, such as New York City and Washington, D.C. general obligation bonds, when investors were extremely nervous about these issuers' prospects. These holdings were among the market's best performers. Similarly, the fund took advantage of utility sector weakness during the past three years with the threat of deregulation in the utility industry. This provided some excellent investment opportunities in such issuers as Tucson Electric Power Company Project PCR; Public Service Co. of New Hampshire Project; Sam Rayburn Municipal Power Agency Supply System Revenue
(TX); Iberville Parish (LA) PCR Entergy Gulf States Inc. Project, and others where we felt we were receiving superior income and potential total return before the market fully understood the specific situation.

At times, the market tends to "paint issuers with the same broad brush" without differentiating among them. These opportunities can provide significant returns to those who have the ability to find value and are willing to take a contrarian approach when


26


appropriate. This strategy is one that we strive for and will continue to employ in the future. It has served the fund's investors well in the past, and we hope to attain similar results going forward.

However, in the generally declining interest-rate environment over the past several years, many municipalities prerefunded their higher yielding outstanding debt. The fund has profited by selling many of its prerefunded securities for more than it paid, which may make a capital gain distribution necessary in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/98 - 2/28/99

                                              DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                           CLASS A           CLASS B**            CLASS C
--------------------------------------------------------------------------------
March                          5.6 cents              --             5.04 cents
April                          5.6 cents              --             5.04 cents
May                            5.6 cents              --             5.04 cents
June                           5.5 cents              --             4.94 cents
July                           5.5 cents              --             4.95 cents
August                         5.5 cents              --             4.95 cents
September                      5.4 cents              --             4.85 cents
October                        5.4 cents              --             4.87 cents
November                       5.4 cents              --             4.87 cents
December                       5.4 cents              --             4.87 cents
January                        5.4 cents          3.91 cents         4.87 cents
February                       5.4 cents          4.87 cents         4.87 cents
--------------------------------------------------------------------------------

TOTAL                          65.7 CENTS         8.78 CENTS         59.16 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.


                                                                              27


FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.19           $11.49    $11.68

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6570

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6726


CLASS B                                        CHANGE           2/28/99   1/1/99
--------------------------------------------------------------------------------
Net Asset Value                                +$0.01           $11.52    $11.51

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.0878


CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.18           $11.57    $11.75

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5916

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6072







Franklin High Yield Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.56 cents ($0.0156) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance is not predictive of future results.

28


PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR   10-YEAR   (3/18/86)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.21%  +40.57%  +122.45%  +184.76%
Average Annual Total Return(2)                   -0.23%   +6.12%    +7.85%    +8.06%

Distribution Rate(3)                     5.40%
Taxable Equivalent Distribution Rate(4)  8.94%
30-Day Standardized Yield(5)             4.71%
Taxable Equivalent Yield(4)              7.80%


                                                 INCEPTION
CLASS B                                           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +0.96%
Aggregate Annual Total Return(2)                    -3.04%
Distribution Rate(3)                      5.04%
Taxable Equivalent Distribution Rate(4)   8.34%
30-Day Standardized Yield(5)              4.56%
Taxable Equivalent Yield(4)               7.55%


                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +3.69%   +21.48%    +32.74%
Average Annual Total Return(2)                    +1.67%    +6.35%     +7.39%

Distribution Rate(3)                      4.92%
Taxable Equivalent Distribution Rate(4)   8.15%
30-Day Standardized Yield(5)              4.32%
Taxable Equivalent Yield(4)               7.15%





(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.
                                                                              29


FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      -0.23%
5-Year                      +6.12%
10-Year                     +7.85%
Since Inception (3/18/86)   +8.06%



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
----------------------------------
1-Year                      +1.67%
3-Year                      +6.35%
Since Inception (5/1/95)    +7.39%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin High Yield      Lehman               CPI
                   Tax-Free Income       Brothers
                    Fund-Class A        Municipal
                                           Bond
                                          Index
-------------------------------------------------------------------------------
        3/1/89   $ 9,572                 $10,000                       $10,000
       3/31/89   $ 9,586        -0.24%   $ 9,976        0.58%          $10,058
       4/30/89   $ 9,783         2.37%   $10,212        0.65%          $10,123
       5/31/89   $ 9,945         2.08%   $10,425        0.57%          $10,181
       6/30/89   $10,081         1.36%   $10,567        0.24%          $10,206
       7/31/89   $10,142         1.36%   $10,710        0.24%          $10,230
       8/31/89   $10,118        -0.98%   $10,605        0.16%          $10,246
       9/30/89   $10,085        -0.30%   $10,574        0.32%          $10,279
      10/31/89   $10,176         1.22%   $10,703        0.48%          $10,329
      11/30/89   $10,297         1.75%   $10,890        0.24%          $10,353
      12/31/89   $10,370         0.82%   $10,979        0.16%          $10,370
       1/31/90   $10,311        -0.47%   $10,928        1.03%          $10,477
       2/28/90   $10,449         0.89%   $11,025        0.47%          $10,526
       3/31/90   $10,439         0.03%   $11,028        0.55%          $10,584
       4/30/90   $10,359        -0.72%   $10,949        0.16%          $10,601
       5/31/90   $10,580         2.18%   $11,187        0.23%          $10,625
       6/30/90   $10,702         0.88%   $11,286        0.54%          $10,682
       7/31/90   $10,855         1.48%   $11,453        0.38%          $10,723
       8/31/90   $10,660        -1.45%   $11,287        0.92%          $10,822
       9/30/90   $10,649         0.06%   $11,294        0.84%          $10,913
      10/31/90   $10,743         1.81%   $11,498        0.60%          $10,978
      11/30/90   $10,921         2.01%   $11,729        0.22%          $11,002
      12/31/90   $10,900         0.44%   $11,781        0.00%          $11,002
       1/31/91   $11,039         1.34%   $11,939        0.60%          $11,068
       2/28/91   $11,081         0.87%   $12,042        0.15%          $11,085
       3/31/91   $11,135         0.04%   $12,047        0.15%          $11,102
       4/30/91   $11,298         1.34%   $12,209        0.15%          $11,118
       5/31/91   $11,396         0.89%   $12,317        0.30%          $11,152
       6/30/91   $11,441        -0.10%   $12,305        0.29%          $11,184
       7/31/91   $11,596         1.22%   $12,455        0.15%          $11,201
       8/31/91   $11,718         1.32%   $12,620        0.29%          $11,233
       9/30/91   $11,886         1.30%   $12,784        0.44%          $11,283
      10/31/91   $11,966         0.90%   $12,899        0.15%          $11,299
      11/30/91   $12,011         0.28%   $12,935        0.29%          $11,332
      12/31/91   $12,251         2.15%   $13,213        0.07%          $11,340
       1/31/92   $12,217         0.23%   $13,243        0.15%          $11,357
       2/29/92   $12,205         0.03%   $13,247        0.36%          $11,398
       3/31/92   $12,264         0.04%   $13,253        0.51%          $11,456
       4/30/92   $12,392         0.89%   $13,370        0.14%          $11,472
       5/31/92   $12,581         1.18%   $13,528        0.14%          $11,488
       6/30/92   $12,766         1.68%   $13,756        0.36%          $11,530
       7/31/92   $13,203         3.00%   $14,168        0.21%          $11,554
       8/31/92   $13,004        -0.98%   $14,029        0.28%          $11,586
       9/30/92   $13,023         0.65%   $14,121        0.28%          $11,619
      10/31/92   $12,846        -0.98%   $13,982        0.35%          $11,659
      11/30/92   $13,158         1.79%   $14,232        0.14%          $11,676
      12/31/92   $13,361         1.02%   $14,378       -0.07%          $11,667
       1/31/93   $13,541         1.16%   $14,544        0.49%          $11,725
       2/28/93   $13,934         3.62%   $15,071        0.35%          $11,766
       3/31/93   $13,890        -1.06%   $14,911        0.35%          $11,807
       4/30/93   $13,985         1.01%   $15,062        0.28%          $11,840
       5/31/93   $14,067         0.56%   $15,146        0.14%          $11,856
       6/30/93   $14,317         1.67%   $15,399        0.14%          $11,873
       7/31/93   $14,336         0.13%   $15,419        0.00%          $11,873
       8/31/93   $14,640         2.08%   $15,740        0.28%          $11,906
       9/30/93   $14,801         1.14%   $15,919        0.21%          $11,931
      10/31/93   $14,832         0.19%   $15,949        0.41%          $11,980
      11/30/93   $14,890        -0.88%   $15,809        0.07%          $11,989
      12/31/93   $15,134         2.11%   $16,143        0.00%          $11,989
       1/31/94   $15,299         1.14%   $16,327        0.27%          $12,021
       2/28/94   $15,130        -2.59%   $15,904        0.34%          $12,062
       3/31/94   $14,677        -4.07%   $15,257        0.34%          $12,103
       4/30/94   $14,693         0.85%   $15,386        0.14%          $12,120
       5/31/94   $14,777         0.87%   $15,520        0.07%          $12,128
       6/30/94   $14,807        -0.61%   $15,425        0.34%          $12,170
       7/31/94   $15,003         1.83%   $15,708        0.27%          $12,202
       8/31/94   $15,047         0.35%   $15,763        0.40%          $12,251
       9/30/94   $14,937        -1.47%   $15,531        0.27%          $12,284
      10/31/94   $14,783        -1.78%   $15,255        0.07%          $12,293
      11/30/94   $14,546        -1.81%   $14,978        0.13%          $12,309
      12/31/94   $14,746         2.20%   $15,308        0.00%          $12,309
       1/31/95   $15,104         2.86%   $15,746        0.40%          $12,358
       2/28/95   $15,479         2.91%   $16,204        0.40%          $12,408
       3/31/95   $15,682         1.15%   $16,390        0.33%          $12,448
       4/30/95   $15,756         0.12%   $16,410        0.33%          $12,490
       5/31/95   $16,137         3.19%   $16,933        0.20%          $12,515
       6/30/95   $16,152        -0.87%   $16,786        0.20%          $12,540
       7/31/95   $16,257         0.95%   $16,946        0.00%          $12,540
       8/31/95   $16,423         1.27%   $17,161        0.26%          $12,572
       9/30/95   $16,558         0.63%   $17,269        0.20%          $12,597
      10/31/95   $16,770         1.45%   $17,519        0.33%          $12,639
      11/30/95   $16,983         1.66%   $17,810       -0.07%          $12,630
      12/31/95   $17,151         0.96%   $17,981       -0.07%          $12,621
       1/31/96   $17,244         0.76%   $18,118        0.59%          $12,696
       2/29/96   $17,230        -0.68%   $17,995        0.32%          $12,736
       3/31/96   $17,063        -1.28%   $17,764        0.52%          $12,803
       4/30/96   $17,080        -0.28%   $17,714        0.39%          $12,852
       5/31/96   $17,112        -0.04%   $17,707        0.19%          $12,877
       6/30/96   $17,286         1.09%   $17,900        0.06%          $12,885
       7/31/96   $17,414         0.91%   $18,063        0.19%          $12,909
       8/31/96   $17,478        -0.02%   $18,060        0.19%          $12,934
       9/30/96   $17,719         1.40%   $18,313        0.32%          $12,975
      10/31/96   $17,945         1.13%   $18,519        0.32%          $13,017
      11/30/96   $18,220         1.83%   $18,858        0.19%          $13,041
      12/31/96   $18,206        -0.42%   $18,779        0.00%          $13,041
       1/31/97   $18,257         0.19%   $18,815        0.32%          $13,083
       2/28/97   $18,421         0.92%   $18,988        0.31%          $13,124
       3/31/97   $18,274        -1.33%   $18,735        0.25%          $13,156
       4/30/97   $18,419         0.84%   $18,893        0.12%          $13,172
       5/31/97   $18,647         1.51%   $19,178       -0.06%          $13,164
       6/30/97   $18,875         1.07%   $19,383        0.12%          $13,180
       7/31/97   $19,358         2.77%   $19,920        0.12%          $13,196
       8/31/97   $19,251        -0.94%   $19,733        0.19%          $13,221
       9/30/97   $19,569         1.19%   $19,968        0.25%          $13,254
      10/31/97   $19,701         0.64%   $20,096        0.25%          $13,287
      11/30/97   $19,833         0.59%   $20,214       -0.06%          $13,279
      12/31/97   $20,138         1.46%   $20,509       -0.12%          $13,263
       1/31/98   $20,358         1.03%   $20,720        0.19%          $13,288
       2/28/98   $20,404         0.03%   $20,727        0.19%          $13,314
       3/31/98   $20,415         0.09%   $20,745        0.19%          $13,339
       4/30/98   $20,407        -0.45%   $20,652        0.18%          $13,363
       5/31/98   $20,665         1.58%   $20,978        0.18%          $13,387
       6/30/98   $20,763         0.39%   $21,060        0.12%          $13,403
       7/31/98   $20,789         0.25%   $21,113        0.12%          $13,419
       8/31/98   $21,031         1.55%   $21,440        0.12%          $13,435
       9/30/98   $21,164         1.25%   $21,708        0.12%          $13,451
      10/31/98   $21,135         0.00%   $21,708        0.24%          $13,484
      11/30/98   $21,070         0.35%   $21,784        0.00%          $13,484
      12/31/98   $21,106         0.25%   $21,838       -0.06%          $13,476
       1/31/99   $21,279         1.19%   $22,098        0.24%          $13,508
       2/28/99   $21,292        -0.44%   $22,001        0.12%          $13,524

Total Return      112.92%                 120.01%                        35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

Date            Franklin High Yield      Lehman Brothers       CPI
                  Tax-Free Income        Municipal Bond
                    Fund-Class C              Index
-----------------------------------------------------------------------
        5/1/95   $ 9,899               $10,000               $10,000
       5/31/95   $10,138        3.19%  $10,319       0.20%   $10,020
       6/30/95   $10,152       -0.87%  $10,229       0.20%   $10,040
       7/31/95   $10,221        0.95%  $10,326       0.00%   $10,040
       8/31/95   $10,319        1.27%  $10,458       0.26%   $10,066
       9/29/95   $10,399        0.63%  $10,523       0.20%   $10,086
      10/31/95   $10,525        1.45%  $10,676       0.33%   $10,120
      11/30/95   $10,662        1.66%  $10,853      -0.07%   $10,112
      12/29/95   $10,762        0.96%  $10,957      -0.07%   $10,105
       1/31/96   $10,814        0.76%  $11,041       0.59%   $10,165
       2/29/96   $10,800       -0.68%  $10,966       0.32%   $10,198
       3/29/96   $10,692       -1.28%  $10,825       0.52%   $10,251
       4/30/96   $10,697       -0.28%  $10,795       0.39%   $10,291
       5/31/96   $10,712       -0.04%  $10,791       0.19%   $10,310
       6/28/96   $10,816        1.09%  $10,908       0.06%   $10,316
       7/31/96   $10,890        0.91%  $11,008       0.19%   $10,336
       8/30/96   $10,925       -0.02%  $11,005       0.19%   $10,356
       9/30/96   $11,070        1.40%  $11,159       0.32%   $10,389
      10/31/96   $11,205        1.13%  $11,286       0.32%   $10,422
      11/29/96   $11,371        1.83%  $11,492       0.19%   $10,442
      12/31/96   $11,357       -0.42%  $11,444       0.00%   $10,442
       1/31/97   $11,392        0.19%  $11,466       0.32%   $10,475
       2/28/97   $11,489        0.92%  $11,571       0.31%   $10,508
       3/31/97   $11,392       -1.33%  $11,417       0.25%   $10,534
       4/30/97   $11,476        0.84%  $11,513       0.12%   $10,547
       5/31/97   $11,611        1.51%  $11,687      -0.06%   $10,540
       6/30/97   $11,747        1.07%  $11,812       0.12%   $10,553
       7/31/97   $12,040        2.77%  $12,139       0.12%   $10,565
       8/31/97   $11,969       -0.94%  $12,025       0.19%   $10,586
       9/30/97   $12,170        1.19%  $12,168       0.25%   $10,612
      10/31/97   $12,235        0.64%  $12,246       0.25%   $10,639
      11/30/97   $12,311        0.59%  $12,318      -0.06%   $10,632
      12/31/97   $12,504        1.46%  $12,498      -0.12%   $10,619
       1/31/98   $12,634        1.03%  $12,627       0.19%   $10,640
       2/28/98   $12,657        0.03%  $12,631       0.19%   $10,660
       3/31/98   $12,657        0.09%  $12,642       0.19%   $10,680
       4/30/98   $12,646       -0.45%  $12,585       0.18%   $10,699
       5/31/98   $12,799        1.58%  $12,784       0.18%   $10,719
       6/30/98   $12,853        0.39%  $12,834       0.12%   $10,731
       7/31/98   $12,874        0.25%  $12,866       0.12%   $10,744
       8/31/98   $13,006        1.55%  $13,065       0.12%   $10,757
       9/30/98   $13,082        1.25%  $13,229       0.12%   $10,770
      10/31/98   $13,069        0.00%  $13,229       0.24%   $10,796
      11/30/98   $13,023        0.35%  $13,275       0.00%   $10,796
      12/31/98   $13,028        0.25%  $13,308      -0.06%   $10,789
       1/31/99   $13,139        1.19%  $13,466       0.24%   $10,815
       2/28/99   $13,140       -0.44%  $13,407       0.12%   $10,828

Total Return       31.40%                34.07%                 8.28%
-----------------------------------------------------------------------



*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


30


FRANKLIN INDIANA TAX-FREE INCOME FUND






--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Indiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF INDIANA]
Indiana's manufacturing sector continued to be a powerful economic force in the state during the year under review. Unlike most states, which have seen a gradual shift away from manufacturing to trade and services, manufacturing industries made up almost 25% of Indiana's employment. Among the state's largest employers were vehicle manufacturing companies as well as those in the steel industry. In 1998, the state's moderate labor costs, low utility rates and affordable cost of living tended to attract such companies.

The state is a primary beneficiary of the continued U.S. economic expansion, as manufacturing is generally highly dependent on economic cycles. The unemployment rate was 2.7% in October 1998, well below the national rate of 4.3%. In addition, median household income per capita grew and the state's poverty rate declined faster than the national average during the reporting period.

However, Indiana's strong manufacturing sector also exposed the state to economic risks that more diversified states might not face. Auto manufacturing and steel are highly cyclical and export oriented. If the Canadian economy weakens, it could have a negative effect on the state, as Canada is Indiana's primary trading partner. Furthermore, the Asian crisis dealt Indiana a double blow, however moderate. First, Asian economies recently were importing less than they did before the crisis and second, they exported cheaper steel and other raw materials to many of Indiana's trading partners.







CREDIT QUALITY BREAKDOWN*
Franklin Indiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                          8.4%
A                          19.2%
BBB                        24.1%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 110 of this report.


                                                                              31


DIVIDEND DISTRIBUTIONS*
Franklin Indiana
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               5.3 cents
April               5.3 cents
May                 5.3 cents
June                5.3 cents
July                5.3 cents
August              5.3 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.1 cents
January             5.1 cents
February            5.1 cents
-----------------------------
TOTAL              62.7 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




A growing payroll allowed Indiana to improve its financial position. In fiscal 1998, Indiana had combined reserve balances of $2.06 billion. Debt ratios were among the nation's lowest, with debt per capita, at $213, ranked 40th nationally. Reflecting these positive trends, Standard and Poor's, a national credit rating agency, assigned Indiana an AA+ rating.(3) These trends should continue into 1999, making the outlook for the Hoosier State rather upbeat.

PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Indiana Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined in 1998. Lower interest rates led to higher municipal bond supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

Partially because of the fund's robust performance during the period, total net assets increased 8%, from $54.6 million on February 28, 1998, to approximately $59.0 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 75% of the fund rated A or higher, further increased the fund's stability.

The fund was able to take advantage of Franklin's size during the reporting period to structure and control issues to fit the portfolio's needs. In managing more than $50 billion in municipal assets, Franklin has a distinct advantage over its competitors in locating value. Consequently, the fund was able to use the entire fund group's buying power to find and control new issues. Many dealers, underwriters and issuers know and trust Franklin and will come to us to help them structure and price new issues, giving Franklin Indiana Tax-Free Income Fund more leverage in defining the marketplace. Recent fund purchases included Indiana State Educational Facilities Authority Revenue Valparaiso University and Indiana Health Facility Financing Authority Hospital Revenue -- Sisters of St. Francis Health.


(3) This does not indicate Standard and Poor's rating of the fund.

32


We continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and an ample supply of new bonds. However, the fund's new investments in the current, historically low interest-rate environment has increased pressure on the dividend payment. Additionally, the fund may make another capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Indiana Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge Franklin Indiana Tax-Free Income Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. If the merger is approved, existing shareholders would benefit from the lower expenses of the larger Franklin Federal Tax-Free Income Fund. The investment goal of Franklin Indiana Tax-Free Income Fund is to seek a high level of current income exempt from federal and Indiana state income taxes by investing in Indiana municipal securities. Although Franklin Federal Tax-Free Income Fund's investment goal is similar, it seeks income exempt only from federal income tax by investing in municipal securities throughout the nation.



PORTFOLIO BREAKDOWN
Franklin Indiana
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                    LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Education                               25.1%
Hospitals                               15.0%
Industrial                              12.1%
General Obligation                      11.6%
Prerefunded                              9.7%
Housing                                  6.3%
Sales Tax                                5.1%
Certificates of Participation            4.8%
Utilities                                4.5%
Health Care                              3.0%
Transportation                           2.7%
Tax Assessment                           0.1%



                                                                              33


FRANKLIN INDIANA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Indiana state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.





--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $12.03    $12.07

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6270
Long-Term Capital Gain                         $0.0013
Short-Term Capital Gain                        $0.0320
       TOTAL                                   $0.6603


PERFORMANCE

                                                                             INCEPTION
CLASS A                                           1-YEAR   5-YEAR  10-YEAR    (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.25%   +32.92% +112.31%   +141.93%
Average Annual Total Return(2)                    +0.74%    +4.95%   +7.35%     +7.58%

Distribution Rate(3)                      4.87%
Taxable Equivalent Distribution Rate(4)   8.43%
30-Day Standardized Yield(5)              3.89%
Taxable Equivalent Yield(4)               6.74%







Franklin Indiana Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.13 cents ($0.0013) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

34


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Indiana Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin Indiana         Lehman               CPI
                  Tax-Free Income        Brothers
                   Fund-Class A         Municipal
                                        Bond Index
------------------------------------------------------------------------------
       3/1/89  $ 9,571                   $10,000                       $10,000
      3/31/89  $ 9,583         -0.24%    $ 9,976         0.58%         $10,058
      4/30/89  $ 9,752          2.37%    $10,212         0.65%         $10,123
      5/31/89  $ 9,967          2.08%    $10,425         0.57%         $10,181
      6/30/89  $10,109          1.36%    $10,567         0.24%         $10,206
      7/31/89  $10,206          1.36%    $10,710         0.24%         $10,230
      8/31/89  $10,162         -0.98%    $10,605         0.16%         $10,246
      9/30/89  $10,127         -0.30%    $10,574         0.32%         $10,279
     10/31/89  $10,224          1.22%    $10,703         0.48%         $10,329
     11/30/89  $10,371          1.75%    $10,890         0.24%         $10,353
     12/31/89  $10,499          0.82%    $10,979         0.16%         $10,370
      1/31/90  $10,434         -0.47%    $10,928         1.03%         $10,477
      2/28/90  $10,544          0.89%    $11,025         0.47%         $10,526
      3/31/90  $10,537          0.03%    $11,028         0.55%         $10,584
      4/30/90  $10,471         -0.72%    $10,949         0.16%         $10,601
      5/31/90  $10,734          2.18%    $11,187         0.23%         $10,625
      6/30/90  $10,859          0.88%    $11,286         0.54%         $10,682
      7/31/90  $11,025          1.48%    $11,453         0.38%         $10,723
      8/31/90  $10,757         -1.45%    $11,287         0.92%         $10,822
      9/30/90  $10,752          0.06%    $11,294         0.84%         $10,913
     10/31/90  $10,901          1.81%    $11,498         0.60%         $10,978
     11/30/90  $11,122          2.01%    $11,729         0.22%         $11,002
     12/31/90  $11,127          0.44%    $11,781         0.00%         $11,002
      1/31/91  $11,330          1.34%    $11,939         0.60%         $11,068
      2/28/91  $11,398          0.87%    $12,042         0.15%         $11,085
      3/31/91  $11,446          0.04%    $12,047         0.15%         $11,102
      4/30/91  $11,599          1.34%    $12,209         0.15%         $11,118
      5/31/91  $11,679          0.89%    $12,317         0.30%         $11,152
      6/30/91  $11,674         -0.10%    $12,305         0.29%         $11,184
      7/31/91  $11,842          1.22%    $12,455         0.15%         $11,201
      8/31/91  $11,967          1.32%    $12,620         0.29%         $11,233
      9/30/91  $12,136          1.30%    $12,784         0.44%         $11,283
     10/31/91  $12,197          0.90%    $12,899         0.15%         $11,299
     11/30/91  $12,257          0.28%    $12,935         0.29%         $11,332
     12/31/91  $12,485          2.15%    $13,213         0.07%         $11,340
      1/31/92  $12,502          0.23%    $13,243         0.15%         $11,357
      2/29/92  $12,502          0.03%    $13,247         0.36%         $11,398
      3/31/92  $12,536          0.04%    $13,253         0.51%         $11,456
      4/30/92  $12,650          0.89%    $13,370         0.14%         $11,472
      5/31/92  $12,890          1.18%    $13,528         0.14%         $11,488
      6/30/92  $13,051          1.68%    $13,756         0.36%         $11,530
      7/31/92  $13,501          3.00%    $14,168         0.21%         $11,554
      8/31/92  $13,350         -0.98%    $14,029         0.28%         $11,586
      9/30/92  $13,385          0.65%    $14,121         0.28%         $11,619
     10/31/92  $13,186         -0.98%    $13,982         0.35%         $11,659
     11/30/92  $13,481          1.79%    $14,232         0.14%         $11,676
     12/31/92  $13,694          1.02%    $14,378        -0.07%         $11,667
      1/31/93  $13,861          1.16%    $14,544         0.49%         $11,725
      2/28/93  $14,312          3.62%    $15,071         0.35%         $11,766
      3/31/93  $14,224         -1.06%    $14,911         0.35%         $11,807
      4/30/93  $14,366          1.01%    $15,062         0.28%         $11,840
      5/31/93  $14,435          0.56%    $15,146         0.14%         $11,856
      6/30/93  $14,675          1.67%    $15,399         0.14%         $11,873
      7/31/93  $14,672          0.13%    $15,419         0.00%         $11,873
      8/31/93  $14,951          2.08%    $15,740         0.28%         $11,906
      9/30/93  $15,133          1.14%    $15,919         0.21%         $11,931
     10/31/93  $15,201          0.19%    $15,949         0.41%         $11,980
     11/30/93  $15,170         -0.88%    $15,809         0.07%         $11,989
     12/31/93  $15,453          2.11%    $16,143         0.00%         $11,989
      1/31/94  $15,598          1.14%    $16,327         0.27%         $12,021
      2/28/94  $15,275         -2.59%    $15,904         0.34%         $12,062
      3/31/94  $14,707         -4.07%    $15,257         0.34%         $12,103
      4/30/94  $14,765          0.85%    $15,386         0.14%         $12,120
      5/31/94  $14,848          0.87%    $15,520         0.07%         $12,128
      6/30/94  $14,815         -0.61%    $15,425         0.34%         $12,170
      7/31/94  $15,055          1.83%    $15,708         0.27%         $12,202
      8/31/94  $15,088          0.35%    $15,763         0.40%         $12,251
      9/30/94  $14,898         -1.47%    $15,531         0.27%         $12,284
     10/31/94  $14,680         -1.78%    $15,255         0.07%         $12,293
     11/30/94  $14,397         -1.81%    $14,978         0.13%         $12,309
     12/31/94  $14,683          2.20%    $15,308         0.00%         $12,309
      1/31/95  $15,024          2.86%    $15,746         0.40%         $12,358
      2/28/95  $15,366          2.91%    $16,204         0.40%         $12,408
      3/31/95  $15,495          1.15%    $16,390         0.33%         $12,448
      4/30/95  $15,528          0.12%    $16,410         0.33%         $12,490
      5/31/95  $15,875          3.19%    $16,933         0.20%         $12,515
      6/30/95  $15,827         -0.87%    $16,786         0.20%         $12,540
      7/31/95  $15,903          0.95%    $16,946         0.00%         $12,540
      8/31/95  $16,090          1.27%    $17,161         0.26%         $12,572
      9/30/95  $16,166          0.63%    $17,269         0.20%         $12,597
     10/31/95  $16,354          1.45%    $17,519         0.33%         $12,639
     11/30/95  $16,558          1.66%    $17,810        -0.07%         $12,630
     12/31/95  $16,762          0.96%    $17,981        -0.07%         $12,621
      1/31/96  $16,840          0.76%    $18,118         0.59%         $12,696
      2/29/96  $16,776         -0.68%    $17,995         0.32%         $12,736
      3/31/96  $16,640         -1.28%    $17,764         0.52%         $12,803
      4/30/96  $16,619         -0.28%    $17,714         0.39%         $12,852
      5/31/96  $16,640         -0.04%    $17,707         0.19%         $12,877
      6/30/96  $16,807          1.09%    $17,900         0.06%         $12,885
      7/31/96  $16,916          0.91%    $18,063         0.19%         $12,909
      8/31/96  $16,937         -0.02%    $18,060         0.19%         $12,934
      9/30/96  $17,150          1.40%    $18,313         0.32%         $12,975
     10/31/96  $17,320          1.13%    $18,519         0.32%         $13,017
     11/30/96  $17,624          1.83%    $18,858         0.19%         $13,041
     12/31/96  $17,602         -0.42%    $18,779         0.00%         $13,041
      1/31/97  $17,624          0.19%    $18,815         0.32%         $13,083
      2/28/97  $17,767          0.92%    $18,988         0.31%         $13,124
      3/31/97  $17,608         -1.33%    $18,735         0.25%         $13,156
      4/30/97  $17,737          0.84%    $18,893         0.12%         $13,172
      5/31/97  $17,943          1.51%    $19,178        -0.06%         $13,164
      6/30/97  $18,119          1.07%    $19,383         0.12%         $13,180
      7/31/97  $18,496          2.77%    $19,920         0.12%         $13,196
      8/31/97  $18,411         -0.94%    $19,733         0.19%         $13,221
      9/30/97  $18,603          1.19%    $19,968         0.25%         $13,254
     10/31/97  $18,719          0.64%    $20,096         0.25%         $13,287
     11/30/97  $18,867          0.59%    $20,214        -0.06%         $13,279
     12/31/97  $19,096          1.46%    $20,509        -0.12%         $13,263
      1/31/98  $19,245          1.03%    $20,720         0.19%         $13,288
      2/28/98  $19,283          0.03%    $20,727         0.19%         $13,314
      3/31/98  $19,304          0.09%    $20,745         0.19%         $13,339
      4/30/98  $19,292         -0.45%    $20,652         0.18%         $13,363
      5/31/98  $19,491          1.58%    $20,978         0.18%         $13,387
      6/30/98  $19,582          0.39%    $21,060         0.12%         $13,403
      7/31/98  $19,636          0.25%    $21,113         0.12%         $13,419
      8/31/98  $19,886          1.55%    $21,440         0.12%         $13,435
      9/30/98  $20,087          1.25%    $21,708         0.12%         $13,451
     10/31/98  $20,024          0.00%    $21,708         0.24%         $13,484
     11/30/98  $20,110          0.35%    $21,784         0.00%         $13,484
     12/31/98  $20,162          0.25%    $21,838        -0.06%         $13,476
      1/31/99  $20,366          1.19%    $22,098         0.24%         $13,508
      2/28/99  $20,321         -0.44%    $22,001         0.12%         $13,524

Total Return    103.21%                   120.01%                        35.24%
-------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.



                                                                              35


FRANKLIN MICHIGAN TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        52.9%
AA                         23.4%
A                           4.9%
BBB                        18.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Michigan Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF MICHIGAN]
Perhaps no other state has benefited more than Michigan from the nation's prolonged economic expansion. Since July 1996, the state's unemployment rate has been lower than the U.S. average, in contrast to the prior 15-year period, when Michigan's rate was higher than the national average. Personal income grew 4.6% in 1997, extending a period of strong growth that began with the end of the recession in the early '90s. While the state is still dependent on the cyclical auto industry, corporate restructuring and reinvestment improved the auto companies' competitive positions, which should make them less vulnerable to economic cycles than in the past.(2)

As a result of the healthy economic environment, the state was able to improve its financial situation significantly. Spending in recent years was below revenue levels, eliminating the state's once sizable deficit and allowing Michigan to build up a large surplus. At the same time, the government went through a period of downsizing and cost reduction and control. Furthermore, these factors enabled the state to introduce substantial tax cuts.(3)










(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Fitch IBCA, November 1998.

(3) Source: Moody's, November 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 113 of this report.


36


With record low unemployment, strong personal income growth, solid financial operations and an auto industry less susceptible to economic cycles, Michigan is hitting on all cylinders. Reflecting the state's healthy economy, Moody's, a national credit rating agency, rated Michigan's general obligation debt Aa1.(4)


PORTFOLIO NOTES

During the reporting period, the fund's total net assets experienced remarkable growth of 84%, from $9.3 million on February 28, 1998, to $17.1 million on February 28, 1999. The fund diligently sought to buy municipal securities with the best relative value consistent with the goal of providing long-term, tax-exempt income to shareholders. The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect the fund's long-term income stream. As a result, our disciplined investment approach helped protect the fund's share value and maintain a competitive yield. The fund's share price, as measured by net asset value, increased seven cents, from $11.02 on February 28, 1998, to $11.09 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made distributions of
0.47 cents per share in long-term capital gains and 1.78 cents per share in short-term capital gains in June.

The fund found value in and purchased several bonds including Michigan State Building Authority Revenue; Kent County Building Authority General Obligation; Detroit Water Supply System Revenue; Michigan State Hospital Financing Authority Revenue for the Hospital - Charity Obligation Group and Oakland County Economic Development Corp. for the Cranbrook Educational Community. These purchases maintained diversification in a broad range of sectors, which helped reduce the fund's exposure to risk and volatility that may affect any one sector.

We are closely monitoring the supply of Michigan tax-exempt municipal bonds. For 1998, the state issued a total of $9.9 billion, a remarkable 67.2% increase from 1997. Because supply outpaced demand during the period, the purchases mentioned above were acquired at relatively attractive yields. The state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the requirement for new borrowing. In addition, if interest rates remain low,



DIVIDEND DISTRIBUTIONS*
Franklin Michigan
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               4.8 cents
April               4.8 cents
May                 4.8 cents
June                4.8 cents
July                4.8 cents
August              4.8 cents
September           4.8 cents
October             4.8 cents
November            4.8 cents
December            4.7 cents
January             4.7 cents
February            4.7 cents
-----------------------------
TOTAL              57.3 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




(4) This does not indicate Moody's rating of the fund.

                                                                              37


PORTFOLIO BREAKDOWN
Franklin Michigan
Tax-Free Income Fund
2/28/99

                        % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Hospitals                    28.4%
Education                    20.3%
Utilities                    10.7%
Prerefunded                   9.7%
Other Revenue                 8.0%
Transportation                6.1%
Industrial                    6.0%
Housing                       5.4%
General Obligation            4.8%
Tax Allocation                0.6%


refunding issues resulting from lower borrowing costs available to issuers could add to the supply of new issues. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Michigan Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge the Franklin Michigan Tax-Free Income Fund into Franklin Michigan Insured Tax-Free Income Fund, subject to shareholder approval. The board of trustees believes this proposed merger would benefit shareholders. The investment goal of both funds is to seek a high level of current income exempt from federal and Michigan state income taxes; however, Franklin Michigan Insured Tax-Free Income Fund invests primarily in insured municipal securities from the state of Michigan.(5)









(5) Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

38


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.07          $11.09    $11.02

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5730
Long-Term Capital Gain                         $0.0047
Short-Term Capital Gain                        $0.0178
       TOTAL                                   $0.5955


PERFORMANCE

CLASS A                                            1-YEAR   (7/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +6.15%    +25.80%
Average Annual Total Return(2)                     +1.63%     +7.25%

Distribution Rate(3)                      4.56%
Taxable Equivalent Distribution Rate(4)   7.90%
30-Day Standardized Yield(5)              4.55%
Taxable Equivalent Yield(4)               7.88%



FRANKLIN MICHIGAN
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.76%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.58 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.




--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Franklin Michigan Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.47 cents ($0.0047) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.


                                                                              39


FRANKLIN MICHIGAN
TAX-FREE INCOME FUND








AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.63%
Since Inception (7/1/96)   +7.25%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (7/1/96 - 2/28/99)

The following line graph compares the performance of the Franklin Michigan Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 7/1/96 to 2/28/99.

-----------------------------------------------------------------------------------------------
Date                    Franklin Michigan               Lehman                          CPI
                         Tax-Free Income               Brothers
                           Fund-Class A             Municipal Bond
                                                         Index
-----------------------------------------------------------------------------------------------
       7/1/96         $9,579                            $10,000                        $10,000
      7/31/96         $9,703            0.91%           $10,091          0.19%         $10,019
      8/31/96         $9,655           -0.02%           $10,089          0.19%         $10,038
      9/30/96         $9,856            1.40%           $10,230          0.32%         $10,070
     10/31/96         $9,933            1.13%           $10,346          0.32%         $10,102
     11/30/96        $10,101            1.83%           $10,535          0.19%         $10,122
     12/31/96        $10,058           -0.42%           $10,491          0.00%         $10,122
      1/31/97        $10,053            0.19%           $10,511          0.32%         $10,154
      2/28/97        $10,155            0.92%           $10,608          0.31%         $10,185
      3/31/97         $9,996           -1.33%           $10,466          0.25%         $10,211
      4/30/97        $10,112            0.84%           $10,554          0.12%         $10,223
      5/31/97        $10,278            1.51%           $10,714         -0.06%         $10,217
      6/30/97        $10,404            1.07%           $10,828          0.12%         $10,229
      7/31/97        $10,720            2.77%           $11,128          0.12%         $10,242
      8/31/97        $10,608           -0.94%           $11,024          0.19%         $10,261
      9/30/97        $10,746            1.19%           $11,155          0.25%         $10,287
     10/31/97        $10,825            0.64%           $11,226          0.25%         $10,312
     11/30/97        $10,924            0.59%           $11,293         -0.06%         $10,306
     12/31/97        $11,135            1.46%           $11,457         -0.12%         $10,294
      1/31/98        $11,235            1.03%           $11,575          0.19%         $10,313
      2/28/98        $11,335            0.03%           $11,579          0.19%         $10,333
      3/31/98        $11,343            0.09%           $11,589          0.19%         $10,353
      4/30/98        $11,331           -0.45%           $11,537          0.18%         $10,371
      5/31/98        $11,516            1.58%           $11,719          0.18%         $10,390
      6/30/98        $11,579            0.39%           $11,765          0.12%         $10,402
      7/31/98        $11,608            0.25%           $11,795          0.12%         $10,415
      8/31/98        $11,775            1.55%           $11,977          0.12%         $10,427
      9/30/98        $11,953            1.25%           $12,127          0.12%         $10,440
     10/31/98        $11,897            0.00%           $12,127          0.24%         $10,465
     11/30/98        $11,949            0.35%           $12,170          0.00%         $10,465
     12/31/98        $11,978            0.25%           $12,200         -0.06%         $10,459
      1/31/99        $12,115            1.19%           $12,345          0.24%         $10,484
      2/28/99        $12,050           -0.44%           $12,291          0.12%         $10,496

Total Return          20.50%                             22.91%                          4.96%
-----------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

40


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF NEW JERSEY]
During the year under review, everything came up roses in the Garden State. The well-diversified economy expanded beyond expectations during 1998, showing gains of 2.3% after a 2% increase in 1997. The state's employment growth was the region's strongest, with virtually every sector except for manufacturing recording job gains. Unemployment continued to decline, falling to 4.8% in 1998. Due to these factors, Moody's, a national credit rating agency, assigned New Jersey an Aa1 rating.

New Jersey enjoyed income per capita of $32,654, second only to Connecticut. The state's central location, modern transportation and state-of-the-art port facilities make it an ideal location for many corporate headquarters and international business offices. Furthermore, due to its proximity to New York City, many professionals working in New York reside in New Jersey. As a result of the state's growing number of citizens with incomes more than $100,000, income tax collections have surged recently, even outpacing the state's overall impressive economic performance.

Somewhat surprisingly, tax-supported debt has ballooned in the past few years, growing faster than increases in population and personal income. At the end of 1998, net tax-supported debt was approximately $12.8 billion, the fourth highest in the nation. However, a significant portion of the increase was due to the state's emphasis on improving its transportation infrastructure and renovating office buildings, which should support economic growth going forward. In addition, New Jersey's debt levels remain affordable, due to its strong, well-diversified economy.



CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        73.0%
AA                          7.0%
A                           5.7%
BBB                        13.1%
Below Investment Grade      1.2%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999. This does not indicate Moody's rating of the fund.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 116 of this report.

                                                                              41


PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               15.9%
Utilities                               15.8%
Prerefunded                             15.0%
Education                               12.9%
Transportation                          12.8%
Housing                                 10.2%
Other Revenue                            6.8%
General Obligation                       3.5%
Health Care                              3.1%
Certificates of Participation            2.9%
Industrial                               1.1%




New Jersey's large and broad-based economy, high levels of personal income and strong financial operations make the outlook for 1999 quite encouraging.

PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of the fund's AAA-rated securities increased during the period. As of February 28, 1999, AAA-rated bonds comprised 73.0% of the fund's total long-term investments, compared with 67.4% a year earlier.

New Jersey's 1998 issuance was 3.7% less than 1997's, which was a very strong year. There continued to be large demand for the state's bonds, and yields remained significantly higher compared with national yield levels. In spite of the strong appetite for New Jersey's securities, credit spreads, the interest rate difference between higher- and lower-quality issues, did widen toward the close of the calendar year. Prior to the fourth quarter of 1998, speculative bond yields were not high enough to compensate for the greater risk. We did not buy the higher-risk issues, as we did not see the reward for the added risk the projects involved.

Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, increased four cents, from $11.92 on February 28, 1998, to $11.96 on February 28, 1999. The fund was able to purchase some attractively yielding bonds across a variety of industries, thus maintaining the fund's diversification. The fund's composition changed slightly during the period. Hospitals, comprising 15.9% of total long-term investments, was the largest sector holding, followed by utilities, which made up 15.8% of the portfolio. During the period, Franklin New Jersey Tax-Free Income Fund purchased Rutgers State University, New Brunswick Parking Authority Revenue, Moorestown Township School District, New Jersey Health Care Facility Financing Authority Revenue St. Barnabas Health and Hudson County Improvement Authority Solid Waste Systems Revenue - Koppers Site Project.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.


42


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe New Jersey municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest- rate environment, it may be difficult to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                               5.2 cents        4.62 cents
April                                               5.2 cents        4.64 cents
May                                                 5.2 cents        4.64 cents
June                                                5.2 cents        4.64 cents
July                                                5.2 cents        4.64 cents
August                                              5.2 cents        4.64 cents
September                                           5.1 cents        4.54 cents
October                                             5.1 cents        4.52 cents
November                                            5.1 cents        4.52 cents
December                                            5.1 cents        4.52 cents
January                                             5.1 cents        4.52 cents
February                                            5.1 cents        4.52 cents
--------------------------------------------------------------------------------
TOTAL                                              61.8 CENTS       54.96 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              43


FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.04          $11.96    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6180

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05          $12.03    $11.98

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5496




PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (5/12/88)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.63%   +33.19%  +107.84%    +126.59%
Average Annual Total Return(2)                    +1.13%    +4.99%    +7.12%      +7.44%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.49%
30-Day Standardized Yield(5)              3.83%
Taxable Equivalent Yield(4)               6.77%


                                                                     INCEPTION
CLASS C                                           1-YEAR   3-YEAR     (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.09%   +18.50%    +28.00%
Average Annual Total Return(2)                    +3.06%    +5.46%     +6.39%

Distribution Rate(3)                      4.38%
Taxable Equivalent Distribution Rate(4)   7.75%
30-Day Standardized Yield(5)              3.40%
Taxable Equivalent Yield(4)               6.01%





Past performance is not predictive of future results.

44


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

------------------------------------------------------------------------------------------
Date                    Franklin New Jersey            Lehman                       CPI
                          Tax-Free Income             Brothers
                            Fund-Class A              Municipal
                                                        Bond
                                                       Index
------------------------------------------------------------------------------------------
       3/1/89            $9,572                        $10,000                    $10,000
      3/31/89            $9,568        -0.24%           $9,976         0.58%      $10,058
      4/30/89            $9,802         2.37%          $10,212         0.65%      $10,123
      5/31/89           $10,009         2.08%          $10,425         0.57%      $10,181
      6/30/89           $10,135         1.36%          $10,567         0.24%      $10,206
      7/31/89           $10,205         1.36%          $10,710         0.24%      $10,230
      8/31/89           $10,106        -0.98%          $10,605         0.16%      $10,246
      9/30/89           $10,035        -0.30%          $10,574         0.32%      $10,279
     10/31/89           $10,201         1.22%          $10,703         0.48%      $10,329
     11/30/89           $10,350         1.75%          $10,890         0.24%      $10,353
     12/31/89           $10,412         0.82%          $10,979         0.16%      $10,370
      1/31/90           $10,330        -0.47%          $10,928         1.03%      $10,477
      2/28/90           $10,452         0.89%          $11,025         0.47%      $10,526
      3/31/90           $10,437         0.03%          $11,028         0.55%      $10,584
      4/30/90           $10,363        -0.72%          $10,949         0.16%      $10,601
      5/31/90           $10,576         2.18%          $11,187         0.23%      $10,625
      6/30/90           $10,691         0.88%          $11,286         0.54%      $10,682
      7/31/90           $10,887         1.48%          $11,453         0.38%      $10,723
      8/31/90           $10,609        -1.45%          $11,287         0.92%      $10,822
      9/30/90           $10,624         0.06%          $11,294         0.84%      $10,913
     10/31/90           $10,824         1.81%          $11,498         0.60%      $10,978
     11/30/90           $11,073         2.01%          $11,729         0.22%      $11,002
     12/31/90           $11,096         0.44%          $11,781         0.00%      $11,002
      1/31/91           $11,275         1.34%          $11,939         0.60%      $11,068
      2/28/91           $11,403         0.87%          $12,042         0.15%      $11,085
      3/31/91           $11,437         0.04%          $12,047         0.15%      $11,102
      4/30/91           $11,577         1.34%          $12,209         0.15%      $11,118
      5/31/91           $11,675         0.89%          $12,317         0.30%      $11,152
      6/30/91           $11,683        -0.10%          $12,305         0.29%      $11,184
      7/31/91           $11,865         1.22%          $12,455         0.15%      $11,201
      8/31/91           $11,971         1.32%          $12,620         0.29%      $11,233
      9/30/91           $12,132         1.30%          $12,784         0.44%      $11,283
     10/31/91           $12,206         0.90%          $12,899         0.15%      $11,299
     11/30/91           $12,259         0.28%          $12,935         0.29%      $11,332
     12/31/91           $12,478         2.15%          $13,213         0.07%      $11,340
      1/31/92           $12,509         0.23%          $13,243         0.15%      $11,357
      2/29/92           $12,518         0.03%          $13,247         0.36%      $11,398
      3/31/92           $12,538         0.04%          $13,253         0.51%      $11,456
      4/30/92           $12,649         0.89%          $13,370         0.14%      $11,472
      5/31/92           $12,805         1.18%          $13,528         0.14%      $11,488
      6/30/92           $12,985         1.68%          $13,756         0.36%      $11,530
      7/31/92           $13,442         3.00%          $14,168         0.21%      $11,554
      8/31/92           $13,278        -0.98%          $14,029         0.28%      $11,586
      9/30/92           $13,288         0.65%          $14,121         0.28%      $11,619
     10/31/92           $13,134        -0.98%          $13,982         0.35%      $11,659
     11/30/92           $13,436         1.79%          $14,232         0.14%      $11,676
     12/31/92           $13,604         1.02%          $14,378        -0.07%      $11,667
      1/31/93           $13,732         1.16%          $14,544         0.49%      $11,725
      2/28/93           $14,134         3.62%          $15,071         0.35%      $11,766
      3/31/93           $14,047        -1.06%          $14,911         0.35%      $11,807
      4/30/93           $14,141         1.01%          $15,062         0.28%      $11,840
      5/31/93           $14,211         0.56%          $15,146         0.14%      $11,856
      6/30/93           $14,450         1.67%          $15,399         0.14%      $11,873
      7/31/93           $14,470         0.13%          $15,419         0.00%      $11,873
      8/31/93           $14,734         2.08%          $15,740         0.28%      $11,906
      9/30/93           $14,876         1.14%          $15,919         0.21%      $11,931
     10/31/93           $14,920         0.19%          $15,949         0.41%      $11,980
     11/30/93           $14,854        -0.88%          $15,809         0.07%      $11,989
     12/31/93           $15,098         2.11%          $16,143         0.00%      $11,989
      1/31/94           $15,231         1.14%          $16,327         0.27%      $12,021
      2/28/94           $14,924        -2.59%          $15,904         0.34%      $12,062
      3/31/94           $14,374        -4.07%          $15,257         0.34%      $12,103
      4/30/94           $14,419         0.85%          $15,386         0.14%      $12,120
      5/31/94           $14,527         0.87%          $15,520         0.07%      $12,128
      6/30/94           $14,430        -0.61%          $15,425         0.34%      $12,170
      7/31/94           $14,669         1.83%          $15,708         0.27%      $12,202
      8/31/94           $14,727         0.35%          $15,763         0.40%      $12,251
      9/30/94           $14,536        -1.47%          $15,531         0.27%      $12,284
     10/31/94           $14,278        -1.78%          $15,255         0.07%      $12,293
     11/30/94           $13,981        -1.81%          $14,978         0.13%      $12,309
     12/31/94           $14,315         2.20%          $15,308         0.00%      $12,309
      1/31/95           $14,730         2.86%          $15,746         0.40%      $12,358
      2/28/95           $15,094         2.91%          $16,204         0.40%      $12,408
      3/31/95           $15,232         1.15%          $16,390         0.33%      $12,448
      4/30/95           $15,262         0.12%          $16,410         0.33%      $12,490
      5/31/95           $15,659         3.19%          $16,933         0.20%      $12,515
      6/30/95           $15,567        -0.87%          $16,786         0.20%      $12,540
      7/31/95           $15,653         0.95%          $16,946         0.00%      $12,540
      8/31/95           $15,822         1.27%          $17,161         0.26%      $12,572
      9/30/95           $15,923         0.63%          $17,269         0.20%      $12,597
     10/31/95           $16,148         1.45%          $17,519         0.33%      $12,639
     11/30/95           $16,389         1.66%          $17,810        -0.07%      $12,630
     12/31/95           $16,547         0.96%          $17,981        -0.07%      $12,621
      1/31/96           $16,622         0.76%          $18,118         0.59%      $12,696
      2/29/96           $16,513        -0.68%          $17,995         0.32%      $12,736
      3/31/96           $16,333        -1.28%          $17,764         0.52%      $12,803
      4/30/96           $16,309        -0.28%          $17,714         0.39%      $12,852
      5/31/96           $16,314        -0.04%          $17,707         0.19%      $12,877
      6/30/96           $16,493         1.09%          $17,900         0.06%      $12,885
      7/31/96           $16,628         0.91%          $18,063         0.19%      $12,909
      8/31/96           $16,604        -0.02%          $18,060         0.19%      $12,934
      9/30/96           $16,843         1.40%          $18,313         0.32%      $12,975
     10/31/96           $16,995         1.13%          $18,519         0.32%      $13,017
     11/30/96           $17,266         1.83%          $18,858         0.19%      $13,041
     12/31/96           $17,213        -0.42%          $18,779         0.00%      $13,041
      1/31/97           $17,219         0.19%          $18,815         0.32%      $13,083
      2/28/97           $17,358         0.92%          $18,988         0.31%      $13,124
      3/31/97           $17,199        -1.33%          $18,735         0.25%      $13,156
      4/30/97           $17,341         0.84%          $18,893         0.12%      $13,172
      5/31/97           $17,528         1.51%          $19,178        -0.06%      $13,164
      6/30/97           $17,686         1.07%          $19,383         0.12%      $13,180
      7/31/97           $18,118         2.77%          $19,920         0.12%      $13,196
      8/31/97           $17,971        -0.94%          $19,733         0.19%      $13,221
      9/30/97           $18,174         1.19%          $19,968         0.25%      $13,254
     10/31/97           $18,286         0.64%          $20,096         0.25%      $13,287
     11/30/97           $18,413         0.59%          $20,214        -0.06%      $13,279
     12/31/97           $18,650         1.46%          $20,509        -0.12%      $13,263
      1/31/98           $18,810         1.03%          $20,720         0.19%      $13,288
      2/28/98           $18,813         0.03%          $20,727         0.19%      $13,314
      3/31/98           $18,847         0.09%          $20,745         0.19%      $13,339
      4/30/98           $18,803        -0.45%          $20,652         0.18%      $13,363
      5/31/98           $19,061         1.58%          $20,978         0.18%      $13,387
      6/30/98           $19,160         0.39%          $21,060         0.12%      $13,403
      7/31/98           $19,195         0.25%          $21,113         0.12%      $13,419
      8/31/98           $19,441         1.55%          $21,440         0.12%      $13,435
      9/30/98           $19,637         1.25%          $21,708         0.12%      $13,451
     10/31/98           $19,687         0.00%          $21,708         0.24%      $13,484
     11/30/98           $19,722         0.35%          $21,784         0.00%      $13,484
     12/31/98           $19,789         0.25%          $21,838        -0.06%      $13,476
      1/31/99           $19,955         1.19%          $22,098         0.24%      $13,508
      2/28/99           $19,896        -0.44%          $22,001         0.12%      $13,524

Total Return             98.96%                        120.01%                     35.24%
------------------------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Date                        Franklin New Jersey            Lehman Brothers        CPI
                              Tax-Free Income              Municipal Bond
                                Fund-Class C                    Index
-----------------------------------------------------------------------------------------------------
      5/1/95               $9,904                              $10,000                     $10,000
     5/31/95              $10,162          3.19%               $10,319         0.20%       $10,020
     6/30/95              $10,098         -0.87%               $10,229         0.20%       $10,040
     7/31/95              $10,157          0.95%               $10,326         0.00%       $10,040
     8/31/95              $10,261          1.27%               $10,458         0.26%       $10,066
     9/29/95              $10,330          0.63%               $10,523         0.20%       $10,086
    10/31/95              $10,470          1.45%               $10,676         0.33%       $10,120
    11/30/95              $10,620          1.66%               $10,853        -0.07%       $10,112
    12/29/95              $10,717          0.96%               $10,957        -0.07%       $10,105
     1/31/96              $10,769          0.76%               $11,041         0.59%       $10,165
     2/29/96              $10,684         -0.68%               $10,966         0.32%       $10,198
     3/29/96              $10,565         -1.28%               $10,825         0.52%       $10,251
     4/30/96              $10,544         -0.28%               $10,795         0.39%       $10,291
     5/31/96              $10,551         -0.04%               $10,791         0.19%       $10,310
     6/28/96              $10,661          1.09%               $10,908         0.06%       $10,316
     7/31/96              $10,744          0.91%               $11,008         0.19%       $10,336
     8/30/96              $10,715         -0.02%               $11,005         0.19%       $10,356
     9/30/96              $10,864          1.40%               $11,159         0.32%       $10,389
    10/31/96              $10,955          1.13%               $11,286         0.32%       $10,422
    11/29/96              $11,122          1.83%               $11,492         0.19%       $10,442
    12/31/96              $11,080         -0.42%               $11,444         0.00%       $10,442
     1/31/97              $11,079          0.19%               $11,466         0.32%       $10,475
     2/28/97              $11,172          0.92%               $11,571         0.31%       $10,508
     3/31/97              $11,066         -1.33%               $11,417         0.25%       $10,534
     4/30/97              $11,151          0.84%               $11,513         0.12%       $10,547
     5/31/97              $11,266          1.51%               $11,687        -0.06%       $10,540
     6/30/97              $11,361          1.07%               $11,812         0.12%       $10,553
     7/31/97              $11,634          2.77%               $12,139         0.12%       $10,565
     8/31/97              $11,545         -0.94%               $12,025         0.19%       $10,586
     9/30/97              $11,660          1.19%               $12,168         0.25%       $10,612
    10/31/97              $11,726          0.64%               $12,246         0.25%       $10,639
    11/30/97              $11,802          0.59%               $12,318        -0.06%       $10,632
    12/31/97              $11,958          1.46%               $12,498        -0.12%       $10,619
     1/31/98              $12,044          1.03%               $12,627         0.19%       $10,640
     2/28/98              $12,050          0.03%               $12,631         0.19%       $10,660
     3/31/98              $12,066          0.09%               $12,642         0.19%       $10,680
     4/30/98              $12,022         -0.45%               $12,585         0.18%       $10,699
     5/31/98              $12,191          1.58%               $12,784         0.18%       $10,719
     6/30/98              $12,238          0.39%               $12,834         0.12%       $10,731
     7/31/98              $12,255          0.25%               $12,866         0.12%       $10,744
     8/31/98              $12,415          1.55%               $13,065         0.12%       $10,757
     9/30/98              $12,534          1.25%               $13,229         0.12%       $10,770
    10/31/98              $12,560          0.00%               $13,229         0.24%       $10,796
    11/30/98              $12,576          0.35%               $13,275         0.00%       $10,796
    12/31/98              $12,613          0.25%               $13,308        -0.06%       $10,789
     1/31/99              $12,713          1.19%               $13,466         0.24%       $10,815
     2/28/99              $12,677         -0.44%               $13,407         0.12%       $10,828

Total Return               26.77%                               34.07%                       8.28%
-----------------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

                                                                              45


FRANKLIN OREGON TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                         20.7%
A                          18.0%
BBB                        13.0%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF OREGON]
Oregon's economic expansion continued throughout the year under review, although at a reduced pace, despite shocks from the Asian crisis on the state's agriculture and timber sectors. More than half of merchandise exports were destined for Asia, and new industries, particularly high-technology semiconductor manufacturers, experienced setbacks. As a result, projections for Oregon and other Pacific states allow for future growth, but at a tempered gait below that of the nation.

Measure 5 created obstacles for the taxing arm of state and local governments. The measure, a property tax limitation plan, required the state to indemnify school districts for budgetary shortfalls. As a result, Oregon now finances some 40% of K-12 education, up from approximately 33% prior to Measure 5 taking effect.(2) The state funded the increase by cutting other programs and continued reliance on lottery revenues.

Oregon achieved solid credit ratings mainly due to sound spending practices, low overall debt levels and general revenues that exceeded expectations. Underscoring the state's fiscal conservatism is the so-called "2% kicker," a direct tax-rebate initiative that takes effect when revenue growth exceeds budget levels by more than 2%. While financially beneficial to individuals and corporations, the "kicker" places a strain on the state's ability to add substantially to its reserves. Balanced against this, the state






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Moody's Investor's Service, Municipal Credit Research, February 22, 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 121 of this report.

46


often issues general obligation (GO) debt for self-supporting projects, in themselves a significant proportion of total state debt. So, while these types of GO issues carry Oregon's full faith and credit, the state is somewhat insulated because many of the projects are able to pay the debt costs without outside assistance.

Oregon's economy continues to diversify, particularly in high technology and international trade. Manageable debt levels, conservative finances and a growing population base afford the state a relatively high Aa2 rating from Moody's, a national credit rating agency.(3)


PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Oregon Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined. However, the fund's Class A share price, as measured by net asset value, decreased three cents, from $11.86 on February 28, 1998, to $11.83 on February 28, 1999, as a result of the volatility during the 12 months under review. Lower interest rates led to higher municipal supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

The fund's total net assets increased 17%, from $443.0 million on February 28, 1998, to approximately $516.6 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 69% of the fund's securities rated AA or higher, further increased the fund's stability. The fund's asset allocation did not change significantly in the year under review. The hospital sector remained the fund's largest weighting, at 17.5% of total long-term investments, followed by prerefunded securities, at 16.6%. Recent fund purchases included Marion County Certificate of Participation -- Courthouse Square Project and Portland International Airport Revenue.



PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               17.5%
Prerefunded                             16.6%
Housing                                 15.2%
Certificates of Participation           10.5%
Utilities                                9.1%
Industrial                               8.9%
General Obligation                       8.0%
Transportation                           7.8%
Education                                3.0%
Tax Allocation                           1.1%
Health Care                              1.0%
Other Revenue                            1.0%
Special Assessment                       0.2%
Sales Tax Revenue                        0.1%




(3) This does not indicate Moody's rating of the fund.

                                                                              47


The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds. We will continue to follow our fiscally responsible strategy of investing for income, price stability and tax efficiency. However, the fund's substantial new investments in the current, historically low interest-rate environment increased pressure on the dividend payment. If interest rates stay in the same range, it is likely that there will be further pressure on the dividend payment in the next reporting period.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                     --------------------------
MONTH                                                 CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                5.2 cents       4.64 cents
April                                                5.2 cents       4.65 cents
May                                                  5.2 cents       4.65 cents
June                                                 5.2 cents       4.65 cents
July                                                 5.2 cents       4.63 cents
August                                               5.2 cents       4.63 cents
September                                            5.1 cents       4.53 cents
October                                              5.1 cents       4.54 cents
November                                             5.1 cents       4.54 cents
December                                             5.0 cents       4.44 cents
January                                              5.0 cents       4.44 cents
February                                             5.0 cents       4.44 cents
--------------------------------------------------------------------------------
TOTAL                                               61.5 CENTS      54.78 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


48


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.03           $11.83    $11.86

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.615

CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.01           $11.91    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5478



PERFORMANCE

                                                                             INCEPTION
CLASS A                                          1-YEAR    5-YEAR   10-YEAR   (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.12%   +32.39%   +102.72%  +125.66%
Average Annual Total Return(2)                   +0.62%    +4.86%     +6.86%    +6.93%

Distribution Rate(3)                      4.71%
Taxable Equivalent Distribution Rate(4)   8.57%
30-Day Standardized Yield(5)              3.86%
Taxable Equivalent Yield(4)               7.02%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.59%   +17.77%   +27.07%
Average Annual Total Return(2)                    +2.55%    +5.24%    +6.18%

Distribution Rate(3)                      4.27%
Taxable Equivalent Distribution Rate(4)   7.77%
30-Day Standardized Yield(5)              3.44%
Taxable Equivalent Yield(4)               6.26%


FRANKLIN OREGON
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance is not predictive of future results.
                                                                              49


FRANKLIN OREGON
TAX-FREE INCOME FUND





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.62%
5-Year                     +4.86%
10-Year                    +6.86%
Since Inception (9/1/87)   +6.93%





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.55%
3-Year                     +5.24%
Since Inception (5/1/95)   +6.18%






TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).






         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

---------------------------------------------------------------------------
Date               Franklin Oregon          Lehman             CPI
                   Tax-Free Income         Brothers
                     Fund-Class A         Municipal
                                             Bond
                                            Index
---------------------------------------------------------------------------
        3/1/89    $9,578                  $10,000                   $10,000
       3/31/89    $9,549         -0.24%   $9,976        0.58%       $10,058
       4/30/89    $9,750          2.37%   $10,212       0.65%       $10,123
       5/31/89    $9,980          2.08%   $10,425       0.57%       $10,181
       6/30/89   $10,110          1.36%   $10,567       0.24%       $10,206
       7/31/89   $10,175          1.36%   $10,710       0.24%       $10,230
       8/31/89   $10,108         -0.98%   $10,605       0.16%       $10,246
       9/30/89   $10,041         -0.30%   $10,574       0.32%       $10,279
      10/31/89   $10,126          1.22%   $10,703       0.48%       $10,329
      11/30/89   $10,259          1.75%   $10,890       0.24%       $10,353
      12/31/89   $10,345          0.82%   $10,979       0.16%       $10,370
       1/31/90   $10,276         -0.47%   $10,928       1.03%       $10,477
       2/28/90   $10,382          0.89%   $11,025       0.47%       $10,526
       3/31/90   $10,381          0.03%   $11,028       0.55%       $10,584
       4/30/90   $10,282         -0.72%   $10,949       0.16%       $10,601
       5/31/90   $10,509          2.18%   $11,187       0.23%       $10,625
       6/30/90   $10,628          0.88%   $11,286       0.54%       $10,682
       7/31/90   $10,798          1.48%   $11,453       0.38%       $10,723
       8/31/90   $10,554         -1.45%   $11,287       0.92%       $10,822
       9/30/90   $10,533          0.06%   $11,294       0.84%       $10,913
      10/31/90   $10,695          1.81%   $11,498       0.60%       $10,978
      11/30/90   $10,930          2.01%   $11,729       0.22%       $11,002
      12/31/90   $10,919          0.44%   $11,781       0.00%       $11,002
       1/31/91   $11,095          1.34%   $11,939       0.60%       $11,068
       2/28/91   $11,229          0.87%   $12,042       0.15%       $11,085
       3/31/91   $11,281          0.04%   $12,047       0.15%       $11,102
       4/30/91   $11,427          1.34%   $12,209       0.15%       $11,118
       5/31/91   $11,522          0.89%   $12,317       0.30%       $11,152
       6/30/91   $11,521         -0.10%   $12,305       0.29%       $11,184
       7/31/91   $11,660          1.22%   $12,455       0.15%       $11,201
       8/31/91   $11,788          1.32%   $12,620       0.29%       $11,233
       9/30/91   $11,950          1.30%   $12,784       0.44%       $11,283
      10/31/91   $12,025          0.90%   $12,899       0.15%       $11,299
      11/30/91   $12,068          0.28%   $12,935       0.29%       $11,332
      12/31/91   $12,298          2.15%   $13,213       0.07%       $11,340
       1/31/92   $12,330          0.23%   $13,243       0.15%       $11,357
       2/29/92   $12,325          0.03%   $13,247       0.36%       $11,398
       3/31/92   $12,364          0.04%   $13,253       0.51%       $11,456
       4/30/92   $12,448          0.89%   $13,370       0.14%       $11,472
       5/31/92   $12,578          1.18%   $13,528       0.14%       $11,488
       6/30/92   $12,754          1.68%   $13,756       0.36%       $11,530
       7/31/92   $13,171          3.00%   $14,168       0.21%       $11,554
       8/31/92   $12,994         -0.98%   $14,029       0.28%       $11,586
       9/30/92   $13,023          0.65%   $14,121       0.28%       $11,619
      10/31/92   $12,854         -0.98%   $13,982       0.35%       $11,659
      11/30/92   $13,139          1.79%   $14,232       0.14%       $11,676
      12/31/92   $13,344          1.02%   $14,378      -0.07%       $11,667
       1/31/93   $13,503          1.16%   $14,544       0.49%       $11,725
       2/28/93   $13,910          3.62%   $15,071       0.35%       $11,766
       3/31/93   $13,833         -1.06%   $14,911       0.35%       $11,807
       4/30/93   $13,934          1.01%   $15,062       0.28%       $11,840
       5/31/93   $14,000          0.56%   $15,146       0.14%       $11,856
       6/30/93   $14,174          1.67%   $15,399       0.14%       $11,873
       7/31/93   $14,204          0.13%   $15,419       0.00%       $11,873
       8/31/93   $14,417          2.08%   $15,740       0.28%       $11,906
       9/30/93   $14,605          1.14%   $15,919       0.21%       $11,931
      10/31/93   $14,658          0.19%   $15,949       0.41%       $11,980
      11/30/93   $14,565         -0.88%   $15,809       0.07%       $11,989
      12/31/93   $14,801          2.11%   $16,143       0.00%       $11,989
       1/31/94   $14,940          1.14%   $16,327       0.27%       $12,021
       2/28/94   $14,654         -2.59%   $15,904       0.34%       $12,062
       3/31/94   $14,128         -4.07%   $15,257       0.34%       $12,103
       4/30/94   $14,166          0.85%   $15,386       0.14%       $12,120
       5/31/94   $14,256          0.87%   $15,520       0.07%       $12,128
       6/30/94   $14,181         -0.61%   $15,425       0.34%       $12,170
       7/31/94   $14,412          1.83%   $15,708       0.27%       $12,202
       8/31/94   $14,465          0.35%   $15,763       0.40%       $12,251
       9/30/94   $14,273         -1.47%   $15,531       0.27%       $12,284
      10/31/94   $14,002         -1.78%   $15,255       0.07%       $12,293
      11/30/94   $13,718         -1.81%   $14,978       0.13%       $12,309
      12/31/94   $14,074          2.20%   $15,308       0.00%       $12,309
       1/31/95   $14,470          2.86%   $15,746       0.40%       $12,358
       2/28/95   $14,856          2.91%   $16,204       0.40%       $12,408
       3/31/95   $14,991          1.15%   $16,390       0.33%       $12,448
       4/30/95   $15,019          0.12%   $16,410       0.33%       $12,490
       5/31/95   $15,397          3.19%   $16,933       0.20%       $12,515
       6/30/95   $15,278         -0.87%   $16,786       0.20%       $12,540
       7/31/95   $15,375          0.95%   $16,946       0.00%       $12,540
       8/31/95   $15,568          1.27%   $17,161       0.26%       $12,572
       9/30/95   $15,653          0.63%   $17,269       0.20%       $12,597
      10/31/95   $15,861          1.45%   $17,519       0.33%       $12,639
      11/30/95   $16,084          1.66%   $17,810      -0.07%       $12,630
      12/31/95   $16,197          0.96%   $17,981      -0.07%       $12,621
       1/31/96   $16,297          0.76%   $18,118       0.59%       $12,696
       2/29/96   $16,216         -0.68%   $17,995       0.32%       $12,736
       3/31/96   $16,051         -1.28%   $17,764       0.52%       $12,803
       4/30/96   $16,054         -0.28%   $17,714       0.39%       $12,852
       5/31/96   $16,070         -0.04%   $17,707       0.19%       $12,877
       6/30/96   $16,244          1.09%   $17,900       0.06%       $12,885
       7/31/96   $16,346          0.91%   $18,063       0.19%       $12,909
       8/31/96   $16,363         -0.02%   $18,060       0.19%       $12,934
       9/30/96   $16,553          1.40%   $18,313       0.32%       $12,975
      10/31/96   $16,686          1.13%   $18,519       0.32%       $13,017
      11/30/96   $16,906          1.83%   $18,858       0.19%       $13,041
      12/31/96   $16,895         -0.42%   $18,779       0.00%       $13,041
       1/31/97   $16,912          0.19%   $18,815       0.32%       $13,083
       2/28/97   $17,047          0.92%   $18,988       0.31%       $13,124
       3/31/97   $16,917         -1.33%   $18,735       0.25%       $13,156
       4/30/97   $17,039          0.84%   $18,893       0.12%       $13,172
       5/31/97   $17,221          1.51%   $19,178      -0.06%       $13,164
       6/30/97   $17,358          1.07%   $19,383       0.12%       $13,180
       7/31/97   $17,737          2.77%   $19,920       0.12%       $13,196
       8/31/97   $17,680         -0.94%   $19,733       0.19%       $13,221
       9/30/97   $17,849          1.19%   $19,968       0.25%       $13,254
      10/31/97   $17,944          0.64%   $20,096       0.25%       $13,287
      11/30/97   $18,070          0.59%   $20,214      -0.06%       $13,279
      12/31/97   $18,288          1.46%   $20,509      -0.12%       $13,263
       1/31/98   $18,430          1.03%   $20,720       0.19%       $13,288
       2/28/98   $18,448          0.03%   $20,727       0.19%       $13,314
       3/31/98   $18,451          0.09%   $20,745       0.19%       $13,339
       4/30/98   $18,439         -0.45%   $20,652       0.18%       $13,363
       5/31/98   $18,662          1.58%   $20,978       0.18%       $13,387
       6/30/98   $18,728          0.39%   $21,060       0.12%       $13,403
       7/31/98   $18,763          0.25%   $21,113       0.12%       $13,419
       8/31/98   $19,005          1.55%   $21,440       0.12%       $13,435
       9/30/98   $19,199          1.25%   $21,708       0.12%       $13,451
      10/31/98   $19,152          0.00%   $21,708       0.24%       $13,484
      11/30/98   $19,234          0.35%   $21,784       0.00%       $13,484
      12/31/98   $19,283          0.25%   $21,838      -0.06%       $13,476
       1/31/99   $19,462          1.19%   $22,098       0.24%       $13,508
       2/28/99   $19,417         -0.44%   $22,001       0.12%       $13,524

Total Return      94.17%                  120.01%                    35.24%
---------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

----------------------------------------------------------------------
Date              Franklin Oregon        Lehman Brothers         CPI
                  Tax-Free Income         Municipal Bond
                    Fund-Class C              Index
----------------------------------------------------------------------
        5/1/95   $9,903                $10,000                 $10,000
       5/31/95   $10,162        3.19%  $10,319         0.20%   $10,020
       6/30/95   $10,079       -0.87%  $10,229         0.20%   $10,040
       7/31/95   $10,138        0.95%  $10,326         0.00%   $10,040
       8/31/95   $10,268        1.27%  $10,458         0.26%   $10,066
       9/29/95   $10,318        0.63%  $10,523         0.20%   $10,086
      10/31/95   $10,450        1.45%  $10,676         0.33%   $10,120
      11/30/95   $10,590        1.66%  $10,853        -0.07%   $10,112
      12/29/95   $10,668        0.96%  $10,957        -0.07%   $10,105
       1/31/96   $10,729        0.76%  $11,041         0.59%   $10,165
       2/29/96   $10,670       -0.68%  $10,966         0.32%   $10,198
       3/29/96   $10,560       -1.28%  $10,825         0.52%   $10,251
       4/30/96   $10,547       -0.28%  $10,795         0.39%   $10,291
       5/31/96   $10,562       -0.04%  $10,791         0.19%   $10,310
       6/28/96   $10,671        1.09%  $10,908         0.06%   $10,316
       7/31/96   $10,733        0.91%  $11,008         0.19%   $10,336
       8/30/96   $10,739       -0.02%  $11,005         0.19%   $10,356
       9/30/96   $10,858        1.40%  $11,159         0.32%   $10,389
      10/31/96   $10,940        1.13%  $11,286         0.32%   $10,422
      11/29/96   $11,089        1.83%  $11,492         0.19%   $10,442
      12/31/96   $11,067       -0.42%  $11,444         0.00%   $10,442
       1/31/97   $11,082        0.19%  $11,466         0.32%   $10,475
       2/28/97   $11,165        0.92%  $11,571         0.31%   $10,508
       3/31/97   $11,073       -1.33%  $11,417         0.25%   $10,534
       4/30/97   $11,147        0.84%  $11,513         0.12%   $10,547
       5/31/97   $11,261        1.51%  $11,687        -0.06%   $10,540
       6/30/97   $11,345        1.07%  $11,812         0.12%   $10,553
       7/31/97   $11,586        2.77%  $12,139         0.12%   $10,565
       8/31/97   $11,553       -0.94%  $12,025         0.19%   $10,586
       9/30/97   $11,658        1.19%  $12,168         0.25%   $10,612
      10/31/97   $11,714        0.64%  $12,246         0.25%   $10,639
      11/30/97   $11,780        0.59%  $12,318        -0.06%   $10,632
      12/31/97   $11,926        1.46%  $12,498        -0.12%   $10,619
       1/31/98   $12,013        1.03%  $12,627         0.19%   $10,640
       2/28/98   $12,019        0.03%  $12,631         0.19%   $10,660
       3/31/98   $12,015        0.09%  $12,642         0.19%   $10,680
       4/30/98   $11,991       -0.45%  $12,585         0.18%   $10,699
       5/31/98   $12,140        1.58%  $12,784         0.18%   $10,719
       6/30/98   $12,177        0.39%  $12,834         0.12%   $10,731
       7/31/98   $12,194        0.25%  $12,866         0.12%   $10,744
       8/31/98   $12,345        1.55%  $13,065         0.12%   $10,757
       9/30/98   $12,464        1.25%  $13,229         0.12%   $10,770
      10/31/98   $12,428        0.00%  $13,229         0.24%   $10,796
      11/30/98   $12,475        0.35%  $13,275         0.00%   $10,796
      12/31/98   $12,501        0.25%  $13,308        -0.06%   $10,789
       1/31/99   $12,611        1.19%  $13,466         0.24%   $10,815
       2/28/99   $12,584       -0.44%  $13,407         0.12%   $10,828

Total Return      25.84%                34.07%                   8.28%
----------------------------------------------------------------------




*Source: Standard and Poor's Micropal.




Past performance is not predictive of future results.

50


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PENNSYLVANIA]

Pennsylvania's economy rode the wave of the U.S. economic expansion to new heights during the year under review. A perennial laggard to the nation, the commonwealth's economy showed steady if not eye-popping growth, as it diversified its economic base. Services accounted for approximately 14.5% of employment, while the once all-important manufacturing sector accounted for 17% of employment as of August 1998.(2) The mix of service and manufacturing jobs more closely resembled that of the U.S., which should reduce Pennsylvania's vulnerability to a cyclical recession. However, the shift to service jobs, which tend to pay less than manufacturing jobs, caused personal income to grow more slowly than the nation's.

Employment growth also trailed the national average. In 1997, total employment increased 1.7%, compared with the national average of 2.5%, but was a good deal stronger than the 0.9% annual growth the commonwealth experienced from 1990 to 1996. In 1998, job growth slowed to gains of slightly more than 1%, compared with the U.S. average of 2.5%.(2)








CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        60.3%
AA                         10.1%
A                           8.8%
BBB                        20.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

(2) Source: Fitch IBCA, August 1998.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 126 of this report.

                                                                              51


PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/28/99

                       % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Prerefunded                  19.6%
Utilities                    17.0%
Hospitals                    15.8%
Education                    14.7%
Housing                       8.9%
General Obligation            5.9%
Health Care                   5.9%
Industrial                    4.5%
Other Revenue                 4.4%
Transportation                2.4%
Miscellaneous                 0.9%






Nevertheless, Pennsylvania boasted a strong financial condition as a result of its sound fiscal management and greater-than-expected revenues. 1997 marked the seventh consecutive year the commonwealth recorded a budget surplus. Earlier in the decade, Pennsylvania eliminated its $1 billion accumulated deficit, and debt levels, only slightly higher than the national average, continue to decline.(3) Partially as a result of these factors, Moody's, a national credit rating agency, assigned an Aa3 rating.(4)


PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of AAA-rated securities in the fund increased during the period. As of February 28, 1999, AAA-rated bonds comprised 60.3% of the fund's total long-term investments, compared with 57.2% a year earlier.

We maintained our strategy of lowering risk by diversifying across a number of sectors. The fund's asset allocation changed slightly over the reporting period. On February 28, 1999, prerefunded securities comprised the largest portion of the fund's total long-term investments, at 19.6%, followed by utilities, which made up 17.0%. Recent purchases included Philadelphia General Obligation, Butler Area School District, Philadelphia Parking Authority Airport Revenue, Allegheny County IDLER Environmental Improvement - USX Corp and Montgomery County IDA Retirement Community - ACT Retirement-Life Communities.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline







(3) Source: Moody's, December 1998.
(4) This does not indicate Moody's rating of the fund.

52


rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe Pennsylvania municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest-rate environment, it may be difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/98 - 2/28/99

                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                  CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                                 4.7 cents       4.18 cents
April                                                 4.7 cents       4.21 cents
May                                                   4.7 cents       4.21 cents
June                                                  4.7 cents       4.21 cents
July                                                  4.7 cents       4.20 cents
August                                                4.7 cents       4.20 cents
September                                             4.6 cents       4.10 cents
October                                               4.6 cents       4.11 cents
November                                              4.6 cents       4.11 cents
December                                              4.5 cents       4.01 cents
January                                               4.5 cents       4.01 cents
February                                              4.5 cents       4.01 cents
TOTAL                                                55.5 CENTS      49.56 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

                                                                              53


FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.52    $10.56

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5550
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5687

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.57   $10.61

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.4956
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5093



PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (12/1/86)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.11%   +34.83%  +110.70%    +132.85%
Average Annual Total Return(2)                    +0.63%    +5.24%    +7.27%      +6.77%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.18%
30-Day Standardized Yield(5)              4.03%
Taxable Equivalent Yield(4)               6.86%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.50%   +18.86%    +28.03%
Average Annual Total Return(2)                    +2.44%    +5.56%     +6.39%

Distribution Rate(3)                      4.37%
Taxable Equivalent Distribution Rate(4)   7.44%
30-Day Standardized Yield(5)              3.61%
Taxable Equivalent Yield(4)               6.15%



Franklin Pennsylvania Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.37 cents ($0.0137) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

54


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date          Franklin Pennsylvania     Lehman             CPI
                 Tax-Free Income       Brothers
                  Fund-Class A        Municipal
                                         Bond
                                        Index
-----------------------------------------------------------------------
       3/1/89   $9,577               $10,000                    $10,000
      3/31/89   $9,568       -0.24%   $9,976         0.58%      $10,058
      4/30/89   $9,801        2.37%  $10,212         0.65%      $10,123
      5/31/89  $10,015        2.08%  $10,425         0.57%      $10,181
      6/30/89  $10,138        1.36%  $10,567         0.24%      $10,206
      7/31/89  $10,211        1.36%  $10,710         0.24%      $10,230
      8/31/89  $10,159       -0.98%  $10,605         0.16%      $10,246
      9/30/89  $10,117       -0.30%  $10,574         0.32%      $10,279
     10/31/89  $10,201        1.22%  $10,703         0.48%      $10,329
     11/30/89  $10,339        1.75%  $10,890         0.24%      $10,353
     12/31/89  $10,445        0.82%  $10,979         0.16%      $10,370
      1/31/90  $10,370       -0.47%  $10,928         1.03%      $10,477
      2/28/90  $10,456        0.89%  $11,025         0.47%      $10,526
      3/31/90  $10,456        0.03%  $11,028         0.55%      $10,584
      4/30/90  $10,358       -0.72%  $10,949         0.16%      $10,601
      5/31/90  $10,599        2.18%  $11,187         0.23%      $10,625
      6/30/90  $10,677        0.88%  $11,286         0.54%      $10,682
      7/31/90  $10,844        1.48%  $11,453         0.38%      $10,723
      8/31/90  $10,542       -1.45%  $11,287         0.92%      $10,822
      9/30/90  $10,474        0.06%  $11,294         0.84%      $10,913
     10/31/90  $10,645        1.81%  $11,498         0.60%      $10,978
     11/30/90  $10,873        2.01%  $11,729         0.22%      $11,002
     12/31/90  $10,850        0.44%  $11,781         0.00%      $11,002
      1/31/91  $11,023        1.34%  $11,939         0.60%      $11,068
      2/28/91  $11,093        0.87%  $12,042         0.15%      $11,085
      3/31/91  $11,140        0.04%  $12,047         0.15%      $11,102
      4/30/91  $11,316        1.34%  $12,209         0.15%      $11,118
      5/31/91  $11,405        0.89%  $12,317         0.30%      $11,152
      6/30/91  $11,436       -0.10%  $12,305         0.29%      $11,184
      7/31/91  $11,610        1.22%  $12,455         0.15%      $11,201
      8/31/91  $11,736        1.32%  $12,620         0.29%      $11,233
      9/30/91  $11,912        1.30%  $12,784         0.44%      $11,283
     10/31/91  $11,992        0.90%  $12,899         0.15%      $11,299
     11/30/91  $12,059        0.28%  $12,935         0.29%      $11,332
     12/31/91  $12,312        2.15%  $13,213         0.07%      $11,340
      1/31/92  $12,331        0.23%  $13,243         0.15%      $11,357
      2/29/92  $12,325        0.03%  $13,247         0.36%      $11,398
      3/31/92  $12,356        0.04%  $13,253         0.51%      $11,456
      4/30/92  $12,476        0.89%  $13,370         0.14%      $11,472
      5/31/92  $12,621        1.18%  $13,528         0.14%      $11,488
      6/30/92  $12,829        1.68%  $13,756         0.36%      $11,530
      7/31/92  $13,269        3.00%  $14,168         0.21%      $11,554
      8/31/92  $13,144       -0.98%  $14,029         0.28%      $11,586
      9/30/92  $13,199        0.65%  $14,121         0.28%      $11,619
     10/31/92  $13,060       -0.98%  $13,982         0.35%      $11,659
     11/30/92  $13,338        1.79%  $14,232         0.14%      $11,676
     12/31/92  $13,500        1.02%  $14,378        -0.07%      $11,667
      1/31/93  $13,689        1.16%  $14,544         0.49%      $11,725
      2/28/93  $14,079        3.62%  $15,071         0.35%      $11,766
      3/31/93  $14,029       -1.06%  $14,911         0.35%      $11,807
      4/30/93  $14,113        1.01%  $15,062         0.28%      $11,840
      5/31/93  $14,198        0.56%  $15,146         0.14%      $11,856
      6/30/93  $14,419        1.67%  $15,399         0.14%      $11,873
      7/31/93  $14,410        0.13%  $15,419         0.00%      $11,873
      8/31/93  $14,688        2.08%  $15,740         0.28%      $11,906
      9/30/93  $14,857        1.14%  $15,919         0.21%      $11,931
     10/31/93  $14,902        0.19%  $15,949         0.41%      $11,980
     11/30/93  $14,851       -0.88%  $15,809         0.07%      $11,989
     12/31/93  $15,076        2.11%  $16,143         0.00%      $11,989
      1/31/94  $15,204        1.14%  $16,327         0.27%      $12,021
      2/28/94  $14,951       -2.59%  $15,904         0.34%      $12,062
      3/31/94  $14,526       -4.07%  $15,257         0.34%      $12,103
      4/30/94  $14,542        0.85%  $15,386         0.14%      $12,120
      5/31/94  $14,644        0.87%  $15,520         0.07%      $12,128
      6/30/94  $14,616       -0.61%  $15,425         0.34%      $12,170
      7/31/94  $14,834        1.83%  $15,708         0.27%      $12,202
      8/31/94  $14,879        0.35%  $15,763         0.40%      $12,251
      9/30/94  $14,735       -1.47%  $15,531         0.27%      $12,284
     10/31/94  $14,544       -1.78%  $15,255         0.07%      $12,293
     11/30/94  $14,281       -1.81%  $14,978         0.13%      $12,309
     12/31/94  $14,579        2.20%  $15,308         0.00%      $12,309
      1/31/95  $14,924        2.86%  $15,746         0.40%      $12,358
      2/28/95  $15,285        2.91%  $16,204         0.40%      $12,408
      3/31/95  $15,423        1.15%  $16,390         0.33%      $12,448
      4/30/95  $15,456        0.12%  $16,410         0.33%      $12,490
      5/31/95  $15,824        3.19%  $16,933         0.20%      $12,515
      6/30/95  $15,766       -0.87%  $16,786         0.20%      $12,540
      7/31/95  $15,861        0.95%  $16,946         0.00%      $12,540
      8/31/95  $16,004        1.27%  $17,161         0.26%      $12,572
      9/30/95  $16,100        0.63%  $17,269         0.20%      $12,597
     10/31/95  $16,274        1.45%  $17,519         0.33%      $12,639
     11/30/95  $16,513        1.66%  $17,810        -0.07%      $12,630
     12/31/95  $16,674        0.96%  $17,981        -0.07%      $12,621
      1/31/96  $16,756        0.76%  $18,118         0.59%      $12,696
      2/29/96  $16,680       -0.68%  $17,995         0.32%      $12,736
      3/31/96  $16,539       -1.28%  $17,764         0.52%      $12,803
      4/30/96  $16,526       -0.28%  $17,714         0.39%      $12,852
      5/31/96  $16,561       -0.04%  $17,707         0.19%      $12,877
      6/30/96  $16,724        1.09%  $17,900         0.06%      $12,885
      7/31/96  $16,839        0.91%  $18,063         0.19%      $12,909
      8/31/96  $16,838       -0.02%  $18,060         0.19%      $12,934
      9/30/96  $17,052        1.40%  $18,313         0.32%      $12,975
     10/31/96  $17,201        1.13%  $18,519         0.32%      $13,017
     11/30/96  $17,434        1.83%  $18,858         0.19%      $13,041
     12/31/96  $17,417       -0.42%  $18,779         0.00%      $13,041
      1/31/97  $17,468        0.19%  $18,815         0.32%      $13,083
      2/28/97  $17,602        0.92%  $18,988         0.31%      $13,124
      3/31/97  $17,432       -1.33%  $18,735         0.25%      $13,156
      4/30/97  $17,586        0.84%  $18,893         0.12%      $13,172
      5/31/97  $17,791        1.51%  $19,178        -0.06%      $13,164
      6/30/97  $17,967        1.07%  $19,383         0.12%      $13,180
      7/31/97  $18,383        2.77%  $19,920         0.12%      $13,196
      8/31/97  $18,261       -0.94%  $19,733         0.19%      $13,221
      9/30/97  $18,450        1.19%  $19,968         0.25%      $13,254
     10/31/97  $18,570        0.64%  $20,096         0.25%      $13,287
     11/30/97  $18,708        0.59%  $20,214        -0.06%      $13,279
     12/31/97  $18,982        1.46%  $20,509        -0.12%      $13,263
      1/31/98  $19,176        1.03%  $20,720         0.19%      $13,288
      2/28/98  $19,172        0.03%  $20,727         0.19%      $13,314
      3/31/98  $19,184        0.09%  $20,745         0.19%      $13,339
      4/30/98  $19,160       -0.45%  $20,652         0.18%      $13,363
      5/31/98  $19,375        1.58%  $20,978         0.18%      $13,387
      6/30/98  $19,480        0.39%  $21,060         0.12%      $13,403
      7/31/98  $19,511        0.25%  $21,113         0.12%      $13,419
      8/31/98  $19,729        1.55%  $21,440         0.12%      $13,435
      9/30/98  $19,945        1.25%  $21,708         0.12%      $13,451
     10/31/98  $19,900        0.00%  $21,708         0.24%      $13,484
     11/30/98  $19,987        0.35%  $21,784         0.00%      $13,484
     12/31/98  $20,022        0.25%  $21,838        -0.06%      $13,476
      1/31/99  $20,202        1.19%  $22,098         0.24%      $13,508
      2/28/99  $20,180       -0.44%  $22,001         0.12%      $13,524

Total Return     101.80%               120.01%                   35.24%
------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------
Date           Franklin Pennsylvania     Lehman Brothers        CPI
                  Tax-Free Income         Municipal Bond
                   Fund-Class C               Index
--------------------------------------------------------------------
       5/1/95   $ 9,903                $10,000               $10,000
      5/31/95   $10,140         3.19%  $10,319       0.20%   $10,020
      6/30/95   $10,098        -0.87%  $10,229       0.20%   $10,040
      7/31/95   $10,154         0.95%  $10,326       0.00%   $10,040
      8/31/95   $10,241         1.27%  $10,458       0.26%   $10,066
      9/29/95   $10,307         0.63%  $10,523       0.20%   $10,086
     10/31/95   $10,413         1.45%  $10,676       0.33%   $10,120
     11/30/95   $10,550         1.66%  $10,853      -0.07%   $10,112
     12/29/95   $10,658         0.96%  $10,957      -0.07%   $10,105
      1/31/96   $10,705         0.76%  $11,041       0.59%   $10,165
      2/29/96   $10,651        -0.68%  $10,966       0.32%   $10,198
      3/29/96   $10,557        -1.28%  $10,825       0.52%   $10,251
      4/30/96   $10,543        -0.28%  $10,795       0.39%   $10,291
      5/31/96   $10,571        -0.04%  $10,791       0.19%   $10,310
      6/28/96   $10,659         1.09%  $10,908       0.06%   $10,316
      7/31/96   $10,737         0.91%  $11,008       0.19%   $10,336
      8/30/96   $10,721        -0.02%  $11,005       0.19%   $10,356
      9/30/96   $10,852         1.40%  $11,159       0.32%   $10,389
     10/31/96   $10,951         1.13%  $11,286       0.32%   $10,422
     11/29/96   $11,092         1.83%  $11,492       0.19%   $10,442
     12/31/96   $11,075        -0.42%  $11,444       0.00%   $10,442
      1/31/97   $11,102         0.19%  $11,466       0.32%   $10,475
      2/28/97   $11,182         0.92%  $11,571       0.31%   $10,508
      3/31/97   $11,069        -1.33%  $11,417       0.25%   $10,534
      4/30/97   $11,161         0.84%  $11,513       0.12%   $10,547
      5/31/97   $11,286         1.51%  $11,687      -0.06%   $10,540
      6/30/97   $11,391         1.07%  $11,812       0.12%   $10,553
      7/31/97   $11,649         2.77%  $12,139       0.12%   $10,565
      8/31/97   $11,567        -0.94%  $12,025       0.19%   $10,586
      9/30/97   $11,680         1.19%  $12,168       0.25%   $10,612
     10/31/97   $11,750         0.64%  $12,246       0.25%   $10,639
     11/30/97   $11,843         0.59%  $12,318      -0.06%   $10,632
     12/31/97   $12,010         1.46%  $12,498      -0.12%   $10,619
      1/31/98   $12,115         1.03%  $12,627       0.19%   $10,640
      2/28/98   $12,118         0.03%  $12,631       0.19%   $10,660
      3/31/98   $12,120         0.09%  $12,642       0.19%   $10,680
      4/30/98   $12,087        -0.45%  $12,585       0.18%   $10,699
      5/31/98   $12,228         1.58%  $12,784       0.18%   $10,719
      6/30/98   $12,288         0.39%  $12,834       0.12%   $10,731
      7/31/98   $12,291         0.25%  $12,866       0.12%   $10,744
      8/31/98   $12,433         1.55%  $13,065       0.12%   $10,757
      9/30/98   $12,551         1.25%  $13,229       0.12%   $10,770
     10/31/98   $12,529         0.00%  $13,229       0.24%   $10,796
     11/30/98   $12,578         0.35%  $13,275       0.00%   $10,796
     12/31/98   $12,594         0.25%  $13,308      -0.06%   $10,789
      1/31/99   $12,701         1.19%  $13,466       0.24%   $10,815
      2/28/99   $12,678        -0.44%  $13,407       0.12%   $10,828

Total Return       26.78%                 34.07%                8.28%
--------------------------------------------------------------------



*Source: Standard and Poor's Micropal.



Past performance is not predictive of future results.

                                                                              55


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]


AAA                                                                        47.0%
AA                                                                          1.9%
A                                                                           8.8
BBB                                                                        42.3%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PUERTO RICO GRAPHIC]

Continued spending in excess of tax-supported revenue streams are reason in part for Puerto Rico's high overall debt levels and moderate credit ratings during the year under review. The commonwealth continued to progress with the phaseout of Section 936 of the IRS Code, a plan which afforded U.S. corporations in Puerto Rico meaningful tax advantages over their mainland counterparts. The 10-year plan, initiated in 1996, could serve to weaken this moderately diversified, island economy. The debt burden, at 46% of tax-supported debt, is well ahead of the 1.9% U.S. median and the 10.7% rate sported by Hawaii, the next highest contender. Total tax-supported debt through fiscal 1998 stood at a staggering $15.6 billion, which is more than that of all but three U.S. states. Moody's, a national credit rating agency, recently gave Puerto Rico its Baa1 rating with a near-term "stable" outlook.(2)

In 1998, Puerto Rico focused on expanding its economy, notably tourism and general infrastructure. These efforts yielded gains so far, with hotel reservations up 7% in fiscal 1998, while investment in highways, mass transit, sewage and electric utilities continued at significant levels.(2) Not without irony, further economic stimulus should come from the rebuilding effort spurred by Hurricane Georges. In response to one of the century's most destructive storms, FEMA aid and insurance payments introduced approximately $3 billion of new monies into the commonwealth.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, Municipal Credit Research, November 23, 1998. This does not indicate Moody's rating of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 132 of this report.


56


PORTFOLIO NOTES

Puerto Rico's municipal bond supply was extremely strong in 1998, reaching approximately $5 billion, an increase of 38% over 1997's level of $3.7 billion. This large supply was due to refundings of existing bonds as well as new bond issuance. We took advantage of the large supply to purchase bonds at what we felt were attractive levels. Purchases during the period included Virgin Islands Water and Power Authority Water System Revenue, Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Hospital Revenue Mennonite General Hospital and Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue Guaynabo Municipal Government.

Franklin Puerto Rico Tax-Free Income Fund's Class A share price, as measured by net asset value, increased two cents, from $11.86 on February 28, 1998, to $11.88 on February 28, 1999. Prerefunded securities, which increased to 19.4% of the fund's total long-term investments on February 28, 1999, from 9.7% a year ago, was the fund's heaviest weighting. In a declining interest-rate environment, such as existed for much of the reporting period, issuers often prerefunded their existing bonds. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price.

Going forward, the fund should continue to do well. We expect the new issue bond supply to be much more moderate in 1999. We will continue our fiscally responsible strategy of investing for income and share price stability. However, please keep in


PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
2/28/99

                                                                    % OF TOTAL
                                                                     LONG-TERM
SECTOR                                                              INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                               19.4%

Transportation                                                            16.2%

Utilities                                                                 15.2%

Other Revenue                                                             13.6%

Hospitals                                                                 10.8%

Education                                                                  7.6%

Housing                                                                    7.4%

General Obligation                                                         7.0%

Industrial                                                                 2.8%


                                                                              57



mind that the fund can distribute only what it earns, so dividend payments may continue to be lower than in the past, if interest rates remain at current or lower levels. Additionally, the fund may not be able to generate enough capital losses to offset gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/98 - 2/28/99

                                                       DIVIDEND PER SHARE
                                                   --------------------------
MONTH                                               CLASS A         CLASS C
-----                                              ---------       ----------
March                                              5.1 cents       4.52 cents

April                                              5.1 cents       4.55 cents

May                                                5.1 cents       4.55 cents

June                                               5.1 cents       4.55 cents

July                                               5.1 cents       4.54 cents

August                                             5.1 cents       4.54 cents

September                                          5.0 cents       4.44 cents

October                                            5.0 cents       4.45 cents

November                                           5.0 cents       4.45 cents

December                                           4.9 cents       4.35 cents

January                                            4.9 cents       4.35 cents

February                                           4.9 cents       4.35 cents
                                                  ----------      -----------
TOTAL                                             60.3 CENTS      53.64 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


58


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.88    $11.86

                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.6030

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.6408


CLASS C                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.89    $11.87


                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.5364

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.5742


PERFORMANCE

                                                                                   INCEPTION
CLASS A                                  1-YEAR        5-YEAR        10-YEAR        (4/3/85)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.68%        +34.65%       +107.89%       +186.69%

Average Annual Total Return(2)           +1.16%         +5.20%        +7.12%          +7.53%

Distribution Rate(3)                      4.59%

Taxable Equivalent Distribution Rate(4)   7.60%

30-Day Standardized Yield(5)              3.80%

Taxable Equivalent Yield(4)               6.29%


                                                                   INCEPTION
CLASS C                                  1-YEAR        3-YEAR       (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.09%        +19.62%       +28.26%

Average Annual Total Return(2)           +3.04%         +5.79%        +6.44%
                                                                                                                      72
Distribution Rate(3)                      4.18%

Taxable Equivalent Distribution Rate(4)   6.92%

30-Day Standardized Yield(5)              3.37%

Taxable Equivalent Yield(4)               5.58%


Franklin Puerto Rico Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.01 cents ($0.0301) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999. Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.


                                                                              59


FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                   +1.16%

5-Year                                                                   +5.20%

10-Year                                                                  +7.12%

Since Inception (4/3/85)                                                 +7.53%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


---------------------------------------------------------------------
Date           Franklin Puerto Rico    Lehman Brothers        CPI
                 Tax-Free Income        Municipal Bond
                   Fund-Class A             Index
---------------------------------------------------------------------
       3/1/89    $9,573               $10,000                 $10,000
      3/31/89    $9,547       -0.24%   $9,976       0.58%     $10,058
      4/30/89    $9,777        2.37%  $10,212       0.65%     $10,123
      5/31/89    $9,980        2.08%  $10,425       0.57%     $10,181
      6/30/89   $10,111        1.36%  $10,567       0.24%     $10,206
      7/31/89   $10,214        1.36%  $10,710       0.24%     $10,230
      8/31/89   $10,158       -0.98%  $10,605       0.16%     $10,246
      9/30/89   $10,092       -0.30%  $10,574       0.32%     $10,279
     10/31/89   $10,168        1.22%  $10,703       0.48%     $10,329
     11/30/89   $10,310        1.75%  $10,890       0.24%     $10,353
     12/31/89   $10,406        0.82%  $10,979       0.16%     $10,370
      1/31/90   $10,339       -0.47%  $10,928       1.03%     $10,477
      2/28/90   $10,455        0.89%  $11,025       0.47%     $10,526
      3/31/90   $10,445        0.03%  $11,028       0.55%     $10,584
      4/30/90   $10,386       -0.72%  $10,949       0.16%     $10,601
      5/31/90   $10,602        2.18%  $11,187       0.23%     $10,625
      6/30/90   $10,701        0.88%  $11,286       0.54%     $10,682
      7/31/90   $10,871        1.48%  $11,453       0.38%     $10,723
      8/31/90   $10,660       -1.45%  $11,287       0.92%     $10,822
      9/30/90   $10,610        0.06%  $11,294       0.84%     $10,913
     10/31/90   $10,762        1.81%  $11,498       0.60%     $10,978
     11/30/90   $11,007        2.01%  $11,729       0.22%     $11,002
     12/31/90   $10,965        0.44%  $11,781       0.00%     $11,002
      1/31/91   $11,151        1.34%  $11,939       0.60%     $11,068
      2/28/91   $11,264        0.87%  $12,042       0.15%     $11,085
      3/31/91   $11,306        0.04%  $12,047       0.15%     $11,102
      4/30/91   $11,463        1.34%  $12,209       0.15%     $11,118
      5/31/91   $11,547        0.89%  $12,317       0.30%     $11,152
      6/30/91   $11,558       -0.10%  $12,305       0.29%     $11,184
      7/31/91   $11,707        1.22%  $12,455       0.15%     $11,201
      8/31/91   $11,814        1.32%  $12,620       0.29%     $11,233
      9/30/91   $11,965        1.30%  $12,784       0.44%     $11,283
     10/31/91   $12,052        0.90%  $12,899       0.15%     $11,299
     11/30/91   $12,117        0.28%  $12,935       0.29%     $11,332
     12/31/91   $12,311        2.15%  $13,213       0.07%     $11,340
      1/31/92   $12,329        0.23%  $13,243       0.15%     $11,357
      2/29/92   $12,326        0.03%  $13,247       0.36%     $11,398
      3/31/92   $12,367        0.04%  $13,253       0.51%     $11,456
      4/30/92   $12,463        0.89%  $13,370       0.14%     $11,472
      5/31/92   $12,617        1.18%  $13,528       0.14%     $11,488
      6/30/92   $12,805        1.68%  $13,756       0.36%     $11,530
      7/31/92   $13,188        3.00%  $14,168       0.21%     $11,554
      8/31/92   $13,072       -0.98%  $14,029       0.28%     $11,586
      9/30/92   $13,092        0.65%  $14,121       0.28%     $11,619
     10/31/92   $12,929       -0.98%  $13,982       0.35%     $11,659
     11/30/92   $13,204        1.79%  $14,232       0.14%     $11,676
     12/31/92   $13,410        1.02%  $14,378      -0.07%     $11,667
      1/31/93   $13,560        1.16%  $14,544       0.49%     $11,725
      2/28/93   $13,910        3.62%  $15,071       0.35%     $11,766
      3/31/93   $13,813       -1.06%  $14,911       0.35%     $11,807
      4/30/93   $13,916        1.01%  $15,062       0.28%     $11,840
      5/31/93   $14,009        0.56%  $15,146       0.14%     $11,856
      6/30/93   $14,198        1.67%  $15,399       0.14%     $11,873
      7/31/93   $14,196        0.13%  $15,419       0.00%     $11,873
      8/31/93   $14,447        2.08%  $15,740       0.28%     $11,906
      9/30/93   $14,638        1.14%  $15,919       0.21%     $11,931
     10/31/93   $14,670        0.19%  $15,949       0.41%     $11,980
     11/30/93   $14,630       -0.88%  $15,809       0.07%     $11,989
     12/31/93   $14,885        2.11%  $16,143       0.00%     $11,989
      1/31/94   $15,018        1.14%  $16,327       0.27%     $12,021
      2/28/94   $14,765       -2.59%  $15,904       0.34%     $12,062
      3/31/94   $14,248       -4.07%  $15,257       0.34%     $12,103
      4/30/94   $14,320        0.85%  $15,386       0.14%     $12,120
      5/31/94   $14,417        0.87%  $15,520       0.07%     $12,128
      6/30/94   $14,323       -0.61%  $15,425       0.34%     $12,170
      7/31/94   $14,549        1.83%  $15,708       0.27%     $12,202
      8/31/94   $14,622        0.35%  $15,763       0.40%     $12,251
      9/30/94   $14,451       -1.47%  $15,531       0.27%     $12,284
     10/31/94   $14,200       -1.78%  $15,255       0.07%     $12,293
     11/30/94   $13,925       -1.81%  $14,978       0.13%     $12,309
     12/31/94   $14,247        2.20%  $15,308       0.00%     $12,309
      1/31/95   $14,585        2.86%  $15,746       0.40%     $12,358
      2/28/95   $15,004        2.91%  $16,204       0.40%     $12,408
      3/31/95   $15,093        1.15%  $16,390       0.33%     $12,448
      4/30/95   $15,168        0.12%  $16,410       0.33%     $12,490
      5/31/95   $15,567        3.19%  $16,933       0.20%     $12,515
      6/30/95   $15,385       -0.87%  $16,786       0.20%     $12,540
      7/31/95   $15,500        0.95%  $16,946       0.00%     $12,540
      8/31/95   $15,671        1.27%  $17,161       0.26%     $12,572
      9/30/95   $15,773        0.63%  $17,269       0.20%     $12,597
     10/31/95   $15,986        1.45%  $17,519       0.33%     $12,639
     11/30/95   $16,186        1.66%  $17,810      -0.07%     $12,630
     12/31/95   $16,318        0.96%  $17,981      -0.07%     $12,621
      1/31/96   $16,422        0.76%  $18,118       0.59%     $12,696
      2/29/96   $16,303       -0.68%  $17,995       0.32%     $12,736
      3/31/96   $16,198       -1.28%  $17,764       0.52%     $12,803
      4/30/96   $16,205       -0.28%  $17,714       0.39%     $12,852
      5/31/96   $16,211       -0.04%  $17,707       0.19%     $12,877
      6/30/96   $16,418        1.09%  $17,900       0.06%     $12,885
      7/31/96   $16,524        0.91%  $18,063       0.19%     $12,909
      8/31/96   $16,543       -0.02%  $18,060       0.19%     $12,934
      9/30/96   $16,781        1.40%  $18,313       0.32%     $12,975
     10/31/96   $16,932        1.13%  $18,519       0.32%     $13,017
     11/30/96   $17,187        1.83%  $18,858       0.19%     $13,041
     12/31/96   $17,140       -0.42%  $18,779       0.00%     $13,041
      1/31/97   $17,146        0.19%  $18,815       0.32%     $13,083
      2/28/97   $17,286        0.92%  $18,988       0.31%     $13,124
      3/31/97   $17,111       -1.33%  $18,735       0.25%     $13,156
      4/30/97   $17,253        0.84%  $18,893       0.12%     $13,172
      5/31/97   $17,502        1.51%  $19,178      -0.06%     $13,164
      6/30/97   $17,646        1.07%  $19,383       0.12%     $13,180
      7/31/97   $18,077        2.77%  $19,920       0.12%     $13,196
      8/31/97   $17,971       -0.94%  $19,733       0.19%     $13,221
      9/30/97   $18,173        1.19%  $19,968       0.25%     $13,254
     10/31/97   $18,268        0.64%  $20,096       0.25%     $13,287
     11/30/97   $18,410        0.59%  $20,214      -0.06%     $13,279
     12/31/97   $18,647        1.46%  $20,509      -0.12%     $13,263
      1/31/98   $18,774        1.03%  $20,720       0.19%     $13,288
      2/28/98   $18,807        0.03%  $20,727       0.19%     $13,314
      3/31/98   $18,872        0.09%  $20,745       0.19%     $13,339
      4/30/98   $18,841       -0.45%  $20,652       0.18%     $13,363
      5/31/98   $19,099        1.58%  $20,978       0.18%     $13,387
      6/30/98   $19,163        0.39%  $21,060       0.12%     $13,403
      7/31/98   $19,197        0.25%  $21,113       0.12%     $13,419
      8/31/98   $19,426        1.55%  $21,440       0.12%     $13,435
      9/30/98   $19,654        1.25%  $21,708       0.12%     $13,451
     10/31/98   $19,621        0.00%  $21,708       0.24%     $13,484
     11/30/98   $19,687        0.35%  $21,784       0.00%     $13,484
     12/31/98   $19,716        0.25%  $21,838      -0.06%     $13,476
      1/31/99   $19,913        1.19%  $22,098       0.24%     $13,508
      2/28/99   $19,902       -0.44%  $22,001       0.12%     $13,524

Total Return        99.02%              120.01%                35.24%
---------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.04%

3-Year                                                                    +5.79%

Since Inception (5/1/95)                                                  +6.44%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95to 2/28/99.

----------------------------------------------------------------
Date          Franklin Puerto Rico   Lehman Brothers       CPI
                 Tax-Free Income      Municipal Bond
                  Fund-Class C            Index
----------------------------------------------------------------
       5/1/95   $ 9,904             $10,000              $10,000
      5/31/95   $10,155      3.19%  $10,319     0.20%    $10,020
      6/30/95   $10,031     -0.87%  $10,229     0.20%    $10,040
      7/31/95   $10,110      0.95%  $10,326     0.00%    $10,040
      8/31/95   $10,216      1.27%  $10,458     0.26%    $10,066
      9/29/95   $10,277      0.63%  $10,523     0.20%    $10,086
     10/31/95   $10,410      1.45%  $10,676     0.33%    $10,120
     11/30/95   $10,543      1.66%  $10,853    -0.07%    $10,112
     12/29/95   $10,615      0.96%  $10,957    -0.07%    $10,105
      1/31/96   $10,686      0.76%  $11,041     0.59%    $10,165
      2/29/96   $10,603     -0.68%  $10,966     0.32%    $10,198
      3/29/96   $10,521     -1.28%  $10,825     0.52%    $10,251
      4/30/96   $10,530     -0.28%  $10,795     0.39%    $10,291
      5/31/96   $10,520     -0.04%  $10,791     0.19%    $10,310
      6/28/96   $10,648      1.09%  $10,908     0.06%    $10,316
      7/31/96   $10,712      0.91%  $11,008     0.19%    $10,336
      8/30/96   $10,730     -0.02%  $11,005     0.19%    $10,356
      9/30/96   $10,870      1.40%  $11,159     0.32%    $10,389
     10/31/96   $10,962      1.13%  $11,286     0.32%    $10,422
     11/29/96   $11,112      1.83%  $11,492     0.19%    $10,442
     12/31/96   $11,076     -0.42%  $11,444     0.00%    $10,442
      1/31/97   $11,084      0.19%  $11,466     0.32%    $10,475
      2/28/97   $11,169      0.92%  $11,571     0.31%    $10,508
      3/31/97   $11,031     -1.33%  $11,417     0.25%    $10,534
      4/30/97   $11,127      0.84%  $11,513     0.12%    $10,547
      5/31/97   $11,282      1.51%  $11,687    -0.06%    $10,540
      6/30/97   $11,370      1.07%  $11,812     0.12%    $10,553
      7/31/97   $11,642      2.77%  $12,139     0.12%    $10,565
      8/31/97   $11,569     -0.94%  $12,025     0.19%    $10,586
      9/30/97   $11,693      1.19%  $12,168     0.25%    $10,612
     10/31/97   $11,749      0.64%  $12,246     0.25%    $10,639
     11/30/97   $11,825      0.59%  $12,318    -0.06%    $10,632
     12/31/97   $11,981      1.46%  $12,498    -0.12%    $10,619
      1/31/98   $12,057      1.03%  $12,627     0.19%    $10,640
      2/28/98   $12,072      0.03%  $12,631     0.19%    $10,660
      3/31/98   $12,118      0.09%  $12,642     0.19%    $10,680
      4/30/98   $12,093     -0.45%  $12,585     0.18%    $10,699
      5/31/98   $12,242      1.58%  $12,784     0.18%    $10,719
      6/30/98   $12,278      0.39%  $12,834     0.12%    $10,731
      7/31/98   $12,294      0.25%  $12,866     0.12%    $10,744
      8/31/98   $12,445      1.55%  $13,065     0.12%    $10,757
      9/30/98   $12,574      1.25%  $13,229     0.12%    $10,770
     10/31/98   $12,548      0.00%  $13,229     0.24%    $10,796
     11/30/98   $12,594      0.35%  $13,275     0.00%    $10,796
     12/31/98   $12,607      0.25%  $13,308    -0.06%    $10,789
      1/31/99   $12,717      1.19%  $13,466     0.24%    $10,815
      2/28/99   $12,702     -0.44%  $13,407     0.12%    $10,828

Total Return       27.02%              34.07%               8.28%
-----------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


60


MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.


                                                                              61


Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


62


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------------------------------------
CLASS A                                               1999             1998             1997             1996(1)             1995
---------------------------------------------     -----------      -----------      -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     11.44      $     11.24      $     11.34       $     11.11      $     11.58
                                                  -----------      -----------      ------------      ------------     ------------

Income from investment operations:
 Net investment income ......................             .59              .61              .62               .64              .65
 Net realized and unrealized gains (losses) .            (.01)             .29             (.04)              .36             (.48)
                                                  -----------      -----------      ------------      ------------     ------------
Total from investment operations ............             .58              .90              .58              1.00              .17
                                                  -----------      -----------      ------------      ------------     -------------
Less distributions from:
 Net investment income ......................          (.59)(2)           (.61)            (.63)             (.65)            (.64)
 In excess of net investment income .........              --             (.01)              --                --               --
 Net realized gains .........................            (.05)            (.08)            (.05)             (.12)              --
                                                  -----------      -----------      ------------      ------------     ------------
Total distributions .........................            (.64)            (.70)            (.68)             (.77)            (.64)
                                                  -----------      -----------      ------------      ------------     ------------

Net asset value, end of year ................     $     11.38      $     11.44      $     11.24       $     11.34      $     11.11

                                                  ============      ============      ============     ============    ============
Total return* ...............................            5.17%            8.23%            5.33%             9.24%            1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   861,020      $   810,250      $   752,335       $   750,797      $   720,801
Ratios to average net assets:
 Expenses ...................................             .63%             .63%             .62%              .62%             .60%
 Net investment income ......................            5.11%            5.40%            5.59%             5.67%            5.86%
Portfolio turnover rate .....................           14.11%           20.02%           16.57%            25.12%           18.65%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $     11.51        $     11.30        $     11.38         $     11.15
                                                    -----------         -----------       -----------         ------------
Income from investment operations:
 Net investment income ......................               .52                .56                .57                 .49
 Net realized and unrealized gains (losses) .              (.01)               .29               (.03)                .34
                                                    -----------         -----------       -----------         ------------
Total from investment operations ............               .51                .85                .54                 .83
                                                    -----------         -----------       -----------         ------------
Less distributions from:
 Net investment income ......................              (.52)(3)           (.56)              (.57)               (.48)
 Net realized gains .........................              (.05)              (.08)              (.05)               (.12)
                                                    -----------         -----------       -----------         ------------
Total distributions .........................              (.57)              (.64)              (.62)               (.60)
                                                    -----------         -----------       -----------         ------------
Net asset value, end of year ................       $     11.45        $     11.51        $     11.30         $     11.38
                                                    ===========        ===========        ===========         ============

Total return* ...............................              4.54%              7.67%              4.89%               7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $    23,871        $    14,537        $     5,486         $     1,892
Ratios to average net assets:
 Expenses ...................................              1.19%              1.19%              1.19%               1.20%**
 Net investment income ......................              4.55%              4.82%              5.01%               5.05%**
Portfolio turnover rate .....................             14.11%             20.02%             16.57%              25.12%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.

(2) Includes distributions in excess of net investment income in the amount of $.002.

(3) Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


                                                                              63


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS 98.9%
Apache Junction Water Utilities Community, 5.80%, 7/01/17 ......................................       $ 1,200,000       $ 1,294,296
Arizona Educational Loan Marketing Corp. Revenue,
  Senior Series, 6.375%, 9/01/05 ...............................................................        10,000,000        10,559,500
  Series B, MBIA Insured, 7.00%, 3/01/03 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.35%, 9/01/04 .......................................................         1,000,000         1,032,840
  Series B, MBIA Insured, 7.00%, 3/01/05 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.375%, 9/01/05 ......................................................           775,000           800,079
  Sub Series, 6.625%, 9/01/05 ..................................................................         1,000,000         1,071,210
Arizona Health Facilities Authority Hospital System Revenue,
  Northern Arizona Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ...........................         1,500,000         1,479,060
  Northern Arizona Healthcare System, Refunding, AMBAC Insured, 4.75%, 10/01/30 ................         2,000,000         1,887,660
  Phoenix Baptist Hospital, ETM, MBIA Insured, 6.25%, 9/01/11 ..................................         2,000,000         2,172,300
Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital,
  Hospital Federal Pooled Loan Revenue, Series B, FGIC Insured, Pre-Refunded, 7.75%, 10/01/07 ..           770,000           787,002
  Series B, FGIC Insured, 7.25%, 10/01/13 ......................................................         5,000,000         5,150,450
Arizona State COP,
  FSA Insured, 6.625%, 9/01/08 .................................................................         5,000,000         5,367,050
  Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................................         5,000,000         5,409,600
Arizona State Municipal Financing Program COP,
  Dysart School, ETM, Series 22, BIG Insured, 7.875%, 8/01/05 ..................................         1,350,000         1,647,459
  ETM, Series 20, BIG Insured, 7.625%, 8/01/06 .................................................         3,250,000         3,790,248
  Peoria School, ETM, Series 19, BIG Insured, 7.75%, 8/01/04 ...................................           500,000           594,410
  Series 25, BIG Insured, 7.875%, 8/01/14 ......................................................           500,000           673,320
  Series 29, BIG Insured, Pre-Refunded, 7.125%, 8/01/14 ........................................         2,500,000         2,566,900
Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
  6.80%, 7/01/11 ...............................................................................         4,000,000         4,397,120
  Series A, AMBAC Insured, 5.625%, 7/01/15 .....................................................         1,000,000         1,078,540
Arizona Water Infrastructure Financial Authority Revenue, Water Quality Financial Assistance,
  Series A, 5.00%, 7/01/17 .....................................................................         1,670,000         1,669,883
Bullhead City Municipal Property Corp., Municipal Facilities Revenue, MBIA Insured,
  Pre-Refunded, 7.20%, 7/01/09 .................................................................         2,125,000         2,175,108
Casa Grande Excise Tax Revenue, 6.20%, 4/01/15 .................................................           930,000         1,022,024
Casa Grande IDA,
  IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................................           500,000           552,435
  PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................................         1,800,000         1,986,354
Chandler GO, FGIC Insured,
  Pre-Refunded, 6.80%, 7/01/13 .................................................................         1,750,000         2,010,698
  Pre-Refunded, 6.85%, 7/01/14 .................................................................         1,625,000         1,870,960
  Refunding, 7.00%, 7/01/12 ....................................................................         1,000,000         1,075,090
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
  6.05%, 7/20/30 ...............................................................................         4,055,000         4,246,558
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ................         1,250,000         1,439,200
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
  7.00%, 7/01/12 ...............................................................................         6,715,000         7,219,229
  6.25%, 7/01/13 ...............................................................................         2,165,000         2,352,467
  5.25%, 7/01/15 ...............................................................................         2,270,000         2,342,935
Coconino County Flagstaff USD, No. 1, AMBAC Insured, 6.20%, 7/01/06 ............................         1,095,000         1,139,928
Coconino County PCR,
  Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 ...............         5,275,000         5,606,903
  Nevada Power Co., 6.375%, 10/01/36 ...........................................................         3,500,000         3,790,640
  Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................................         7,265,000         7,206,953
  Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................................         6,500,000         6,593,210
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ...............................         1,475,000         1,542,245
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .......................................        45,900,000        45,003,573
Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 ................................................         1,500,000         1,549,875
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
  7/01/12 ......................................................................................         1,500,000         1,678,890
  7/01/22 ......................................................................................         3,250,000         3,612,895
Glendale IDA,
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.00%, 7/01/14 .................................................................         1,000,000         1,177,030
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.125%, 7/01/20 ................................................................         1,250,000         1,479,963
  Educational Facilities Revenue, American Graduate School International, Refunding,
    Connie Lee Insured, 5.875%, 7/01/15 ........................................................         2,200,000         2,401,322


64


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                 ----------         ----------
(a) LONG TERM INVESTMENTS (CONT.)
Glendale IDA, (cont.)
    Midwestern University, Series A, 6.00%, 5/15/16 ..........................................        $   455,000        $   499,599
    Midwestern University, Series A, 5.375%, 5/15/28 .........................................         15,000,000         14,835,150
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/26 ......................            340,000            377,536
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/16 ............................          1,485,000          1,691,445
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/26 ............................          1,660,000          1,890,773
Glendale Municipal Property Corp., Refunding, MBIA Insured, 7.00%, 7/01/09 ...................          2,400,000          2,448,696
Guam Power Authority Revenue, Series A, 6.30%,
    10/01/12 .................................................................................          3,630,000          3,928,059
    10/01/22 .................................................................................          4,000,000          4,311,840
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ................................          2,700,000          2,894,292
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ...........................................................................          1,170,000          1,190,920
Maricopa County COP, 6.00%, 6/01/04 ..........................................................          8,000,000          8,444,480
Maricopa County GO,
     Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 ..................................          2,000,000          1,970,800
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.65%, 7/01/11 .........          1,500,000          1,669,350
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.70%, 7/01/12 .........          2,000,000          2,231,360
     School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 .......          3,500,000          3,831,765
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.10%, 7/01/05 ..........................................................................            500,000            511,545
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.15%, 7/01/07 ..........................................................................          1,075,000          1,099,994
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.20%, 7/01/09 ..........................................................................          1,885,000          1,929,128
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ........          6,300,000          6,919,353
     School District No. 11, Peoria Unified, Refunding, MBIA Insured, 7.00%, 7/01/10 .........          2,800,000          3,014,144
     School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 .......          2,000,000          2,152,340
     School District No. 98, Fountain Hills Unified, 6.625%, 7/01/10 .........................            475,000            507,956
     School District No. 98, Fountain Hills Unified, Pre-Refunded, 6.625%, 7/01/10 ...........            825,000            890,678
     UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 ....................................            500,000            552,440
     UHSD No. 210, Series B, Pre-Refunded, 5.50%, 7/01/17 ....................................          9,050,000          9,941,787
     USD No. 41, Gilbert, 6.25%, 7/01/15 .....................................................          2,000,000          2,167,320
     USD No. 41, Gilbert, Project of 1993, Series F, FSA Insured, 5.125%, 7/01/18 ............          2,555,000          2,565,169
     USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14 ........          1,175,000          1,295,402
     USD No. 66, Roosevelt Elementary Project, Series B, FGIC Insured, 5.25%, 7/01/17 ........          2,500,000          2,549,700
     USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 .....................          1,000,000          1,155,970
     USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ........................          1,600,000          1,799,232
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/05 .............            240,000            251,292
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.75%, 7/01/06 .............          1,760,000          1,844,638
     USD No. 214, Tolleson GO, FGIC Insured, Pre-Refunded, 5.75%, 7/01/14 ....................          1,000,000          1,110,630
Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
     5.80%, 4/01/08 ..........................................................................          3,870,000          4,169,615
     5.90%, 4/01/09 ..........................................................................          2,120,000          2,292,186
     6.125%, 4/01/18 .........................................................................         15,650,000         16,824,533
Maricopa County IDA,
     (b) Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/16 ..........................................................................          6,000,000          5,870,340
Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/21 ..........................................................................         17,600,000         16,890,016
     Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 1,445,000 1,563,158
     Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ...................          1,305,000          1,421,732
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ........................         30,000,000         29,751,900
     Hospital Facility Revenue, Samaritan Health
     Service Hospital, Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 ....................          1,890,000          2,369,663
     Hospital Facility Revenue, Samaritan Hospital Health Services, Refunding, Series A,
     MBIA Insured, 7.00%, 12/01/13 ...........................................................         17,800,000         19,106,698
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 .....................................          5,000,000          5,369,400
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ..........          2,105,000          2,227,700
     MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 ......         12,500,000         12,419,250
     MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 .........          1,235,000          1,251,710
     Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured,
     5.40%, 12/01/22 .........................................................................          1,000,000          1,021,180
Maricopa County IDAR,
     Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/07 ..............          1,585,000          1,630,585
     SFMR, GNMA Secured, 8.00%, 9/01/09 ......................................................            685,000            704,570
Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 .......................          3,000,000          3,223,920
Mesa Arizona IDAR, Lutheran Health Systems, Refunding, Series A-1, MBIA Insured,
     5.00%, 1/01/19 ..........................................................................          6,000,000          5,947,440


                                                                              65


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT             VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS (CONT.)
Mesa GO, FGIC Insured, 5.00%, 7/01/18 ..........................................................       $ 1,000,000       $   991,370
Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 .....................................        15,500,000        16,026,535
Mohave County Hospital District No. 1, Kingman Regional Medical Center Project,
  FGIC Insured, 6.50%, 6/01/15 .................................................................         1,500,000         1,621,350
  Pre-Refunded, 8.375%, 6/01/15 ................................................................         6,350,000         6,848,920
Mohave County IDA,
  Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ...............................         1,585,000         1,730,868
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 .....................         1,500,000         1,558,440
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 .....................         4,675,000         5,047,457
  Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital and Medical Center,
  ETM, 5.80%, 7/01/99 ..........................................................................         1,595,000         1,609,610
  IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................................         4,100,000         4,462,563
  IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ................................        10,000,000        10,398,000
  IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ................................         5,000,000         5,199,000
Mohave County USD No. 1, Lake Havasu, 5.00%, 7/01/14 ...........................................         1,075,000         1,090,727
Navajo County PCR, Arizona Public Service Co., Series A,
  MBIA Insured, 5.875%, 8/15/28 ................................................................         3,000,000         3,188,760
  Refunding, 5.875%, 8/15/28 ...................................................................        54,500,000        56,492,509
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, Refunding,
  MBIA Insured, 7.20%, 6/01/08 .................................................................         6,350,000         6,831,076
Northern Arizona University System Revenue,
  Pre-Refunded, 7.50%, 6/01/06 .................................................................         3,700,000         3,740,367
  Refunding, FGIC Insured, 6.40%, 6/01/07 ......................................................         2,750,000         2,956,388
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
  Series A, 6.40%, 3/15/28 .....................................................................         8,885,000         8,665,274
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
  5.55%, 7/01/17 ...............................................................................         1,150,000         1,230,512
  5.75%, 7/01/17 ...............................................................................         1,000,000         1,087,710
  5.375%, 7/01/26 ..............................................................................         1,000,000         1,022,500
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC Insured,
  6.625%, 7/01/06 ..............................................................................         1,000,000         1,043,160
Phoenix Airport Revenue, MBIA Insured,
  Refunding, Series B, 6.20%, 7/01/10 ..........................................................           700,000           772,429
  Refunding, Series C, 6.30%, 7/01/10 ..........................................................         1,680,000         1,844,858
  Refunding, Series C, 6.40%, 7/01/11 ..........................................................         1,785,000         1,964,053
  Refunding, Series C, 6.40%, 7/01/12 ..........................................................           570,000           631,754
  Series D, 6.30%, 7/01/10 .....................................................................         1,800,000         1,976,634
  Series D, 6.40%, 7/01/11 .....................................................................         3,825,000         4,208,686
  Series D, 6.40%, 7/01/12 .....................................................................           820,000           908,839
Phoenix Civic Improvement Corp. Airport Terminal Excise Tax Revenue, Refunding, senior lien,
  5.00%, 7/01/14 ...............................................................................         1,245,000         1,245,909
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/21 .................................................................         1,000,000         1,161,900
Phoenix Civic Improvement Corp. Water System Revenue,
  junior lien, MBIA Insured, 5.375%, 7/01/22 ...................................................         8,130,000         8,312,762
  Pre-Refunded, 5.95%, 7/01/15 .................................................................         1,090,000         1,223,776
  Pre-Refunded, 5.95%, 7/01/16 .................................................................         3,665,000         4,114,805
  Pre-Refunded, 6.00%, 7/01/19 .................................................................         3,000,000         3,377,640
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .............................................         4,300,000         4,654,277
Phoenix GO,
  5.25%, 7/01/20 ...............................................................................         2,000,000         2,043,040
  Refunding, 6.375%, 7/01/13 ...................................................................         5,000,000         5,467,000
  Refunding, Series A, 5.50%, 7/01/15 ..........................................................         5,000,000         5,280,100
  Refunding, Series A, 5.00%, 7/01/19 ..........................................................         3,500,000         3,508,260
  (b) Series 1999, 4.75%, 7/01/23 ..............................................................         2,000,000         1,935,420
  Series B, 5.25%, 7/01/15 .....................................................................         2,775,000         2,867,824
Phoenix HFC, Mortgage Revenue,
  Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ...........................................         2,750,000         2,880,020
  Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .........................         1,750,000         1,836,870
  Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .........................         2,260,000         2,338,490
Phoenix IDA,
  Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ...................         3,500,000         3,806,950
  SFMR, FNMA Insured, 6.30%, 12/01/12 ..........................................................           755,000           802,233
  SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ......................................         2,000,000         2,012,320
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .........         1,500,000         1,616,985


66


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
-------------------------------------                                                                   -----------      ----------
(a) LONG TERM INVESTMENTS (CONT.)
Phoenix Street and Highway Revenue,
  ETM, 6.80%, 7/01/03 ..........................................................................       $ 1,000,000       $ 1,120,730
  Refunding, 6.60%, 7/01/07 ....................................................................         5,000,000         5,468,900
Pima County IDA,
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, BIG Insured,
  8.00%, 7/01/13 ...............................................................................            65,000            66,476
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, MBIA Insured,
  6.75%, 7/01/10 ...............................................................................         2,250,000         2,419,785
  MFR, Series A, 6.00%, 12/01/21 ...............................................................         2,720,000         2,875,938
  SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................           795,000           841,142
  SFMR, GNMA Secured, 8.125%, 9/01/20 ..........................................................         1,115,000         1,138,382
  SFMR, GNMA Secured, 6.75%, 11/01/27 ..........................................................         3,555,000         3,779,285
  SFMR, Refunding, Series A, 7.625%, 2/01/12 ...................................................         2,975,000         3,104,085
  SFMR, Refunding, Series A, 6.50%, 2/01/17 ....................................................           705,000           745,122
Pima County IDAR,
  MFHR, Housing Ria Nova and Villa Projects, GNMA Secured, 5.20%, 12/20/31 .....................         2,370,000         2,355,022
  Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 ...........................................         2,250,000         2,415,465
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .............................         1,410,000         1,514,975
Pima County USD, Tucson Project No. 1, FGIC Insured, 5.875%, 7/01/14 ...........................        21,000,000        22,715,490
Pinal County USD No. 43, Apache Junction Improvement,
  FGIC Insured, Pre-Refunded, 7.15%, 7/01/05 ...................................................           500,000           510,790
  FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ...................................................           700,000           716,506
  Series A, FGIC Insured, 5.85%, 7/01/15 .......................................................         2,500,000         2,716,775
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 .................................................................            75,000            92,932
Puerto Rico Commonwealth GO,
  Pre-Refunded, 6.50%, 7/01/23 .................................................................         4,850,000         5,548,061
  Public Improvement, 5.00%, 7/01/28 ...........................................................        10,000,000         9,818,100
  Public Improvement, Refunding, 5.375%, 7/01/25 ...............................................         1,975,000         2,035,652
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
  5.00%, 7/01/36 ...............................................................................         9,000,000         8,954,100
Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ...............         2,800,000         2,918,132
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
  7.75%, 7/01/08 ...............................................................................         1,550,000         1,584,813
  7.50%, 7/01/09 ...............................................................................           335,000           342,440
Puerto Rico Electric Power Authority Revenue,
  Refunding, Series N, 7.00%, 7/01/07 ..........................................................           745,000           765,905
  Refunding, Series N, 7.125%, 7/01/14 .........................................................         2,205,000         2,267,754
  Refunding, Series O, 7.125%, 7/01/14 .........................................................         1,510,000         1,552,975
  Series X, 6.125%, 7/01/21 ....................................................................        25,720,000        29,380,985
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................................         1,215,000         1,262,409
  Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 .....            40,000            48,806
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ................           490,000           513,775
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital Revenue,
  Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ................................................         5,225,000         5,637,462
  Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ..................................         1,950,000         2,162,726
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ..........         6,000,000         5,851,320
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Refunding, Series A, 5.75%, 1/01/13 ..........................................................         2,435,000         2,607,666
  Refunding, Series A, 5.00%, 1/01/20 ..........................................................         7,500,000         7,480,200
  Series A, 6.00%, 1/01/31 .....................................................................         4,600,000         4,753,732
  Series A, MBIA Insured, 6.00%, 1/01/31 .......................................................         1,845,000         1,902,712
  Series C, 6.20%, 1/01/12 .....................................................................         5,925,000         6,354,326
  Series C, 6.25%, 1/01/19 .....................................................................         9,975,000        10,713,749
  Series D, 6.25%, 1/01/27 .....................................................................         4,890,000         5,250,784
San Luis Municipal Property Corp. Municipal Facilities Revenue, 8.125%, 7/01/19 ................         3,160,000         3,242,602
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .........................         8,000,000         8,707,440
Scottsdale IDA Hospital Revenue, Scottsdale Memorial Hospital, Refunding, Series A,
  AMBAC Insured, 5.70%, 9/01/15 ................................................................         1,250,000         1,298,575
  9/01/18 ......................................................................................         4,045,000         4,202,189


                                                                              67


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                -----------        ------------
(a) LONG TERM INVESTMENTS (CONT.)
Sedona Sewer Sales Tax Revenue, Refunding,
  6.75%, 7/01/07 .............................................................................        $ 3,800,000       $  4,261,396
  7.00%, 7/01/12 .............................................................................          5,000,000          5,463,850
Tucson Airport Authority Revenue, MBIA Insured,
  Series A, 6.875%, 6/01/20 ..................................................................          1,090,000          1,145,732
  Series B, 7.125%, 6/01/15 ..................................................................          1,175,000          1,244,525
  Series B, 7.25%, 6/01/20 ...................................................................          1,125,000          1,192,545
Tucson GO, Series A, 5.375%, 7/01/20 .........................................................          1,800,000          1,857,762
Tucson IDA, MFR,
  La Entrada, Refunding, 7.40%, 7/01/26 ......................................................          1,830,000          1,933,340
  Los Portales Apartments, Refunding, 5.90%, 12/20/31 ........................................          2,000,000          2,103,100
 Tucson Water Revenue, Refunding,
  FGIC Insured, 5.00%, 7/01/19 ...............................................................          2,100,000          2,083,977
  FGIC Insured, 5.125%, 7/01/20 ..............................................................          4,000,000          4,014,520
  FGIC Insured, 5.125%, 7/01/21 ..............................................................          9,030,000          9,056,639
  MBIA Insured, 7.00%, 7/01/10 ...............................................................          2,250,000          2,304,428
University of Arizona System Revenue,
  6.25%, 6/01/11 .............................................................................          1,000,000          1,129,300
  6.35%, 6/01/14 .............................................................................          1,300,000          1,474,200
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/13 ...................................................................................          2,500,000          2,562,325
  10/01/22 ...................................................................................          3,750,000          3,762,563
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
 5.30%, 7/01/18 2,475,000 2,471,832
Virgin Islands Water and Power Authority
 Water System Revenue, Refunding, 5.50%, 7/01/17 1,500,000 1,477,755
Yavapai County GO, USD No. 22 Humboldt, Project of 1995, Series B, MBIA Insured,
  5.60%, 7/01/14 .............................................................................          1,825,000          1,957,459
Yavapai County IDA,
  Hospital Facility Revenue, Yavapai Regional Medical Center, Series A, FSA Insured,
  5.125%, 12/01/13 ...........................................................................          2,000,000          2,053,600
  IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ........................................          6,000,000          6,079,380
Yuma County GO,
  Elementary School District No. 1, MBIA Insured, 5.50%, 7/01/14 .............................          2,000,000          2,132,640
  Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 7/01/14 ...................          1,500,000          1,628,625
Yuma IDA,
  Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ...          2,000,000          2,027,540
  Hospital Revenue, Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ....          4,000,000          4,203,720
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.60%, 12/01/15 ...................          1,000,000          1,036,060
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.70%, 12/01/29 ...................          2,000,000          2,094,520
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $825,524,466) .............................................                           875,335,864
                                                                                                                         -----------
(a) SHORT TERM INVESTMENTS .7%
Apache County IDA, IDR, Tucson Electric Power Co. Project, Springerville Project,
  Series A, Weekly VRDN and Put, 3.00%, 12/15/18 .............................................          3,000,000          3,000,000
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
  Series B, 2, MBIA Insured, Daily VRDN and Put, 3.25%, 12/01/08 .............................          1,600,000          1,600,000
Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
  Series A, Daily VRDN and Put, 3.20%, 5/01/29 ...............................................            250,000            250,000
  Series D, Daily VRDN and Put, 3.10%, 5/01/29 ...............................................            500,000            500,000
Pinal County IDA,,
  DATES, Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 ..............            200,000            200,000
  Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 .....................            200,000            200,000
                                                                                                                        ------------

 TOTAL SHORT TERM INVESTMENTS (COST $5,750,000) ..............................................                             5,750,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $831,274,466) 99.6% .................................................                           881,085,864
OTHER ASSETS, LESS LIABILITIES .4% ..........................................................                              3,805,022
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $884,890,886
                                                                                                                        ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

68


FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                                               YEAR ENDED FEBRUARY 28,
                                               -----------------------------------------------------------------------------------
CLASS A                                              1999             1998              1997             1996(1)             1995
---------------------------------------------   -----------       -----------       -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     12.11       $     11.80       $     11.84       $     11.38      $     11.94
                                                -----------       -----------       -----------       -----------      -----------
Income from investment operations:
 Net investment income ......................           .60               .63               .66               .67              .67
 Net realized and unrealized gains (losses) .           .02               .39              (.04)              .45             (.57)
                                                -----------       -----------       -----------       -----------      -----------
Total from investment operations ............           .62              1.02               .62              1.12              .10
                                                -----------       -----------       -----------       -----------      -----------
Less distributions from:
 Net investment income ......................          (.60)             (.64)             (.66)             (.66)            (.66)
 Net realized gains .........................          (.08)             (.07)               --                --               --
                                                -----------       -----------       -----------       -----------      -----------
Total distributions .........................          (.68)             (.71)             (.66)             (.66)            (.66)
                                                -----------       -----------       -----------       -----------      -----------
Net asset value, end of year ................   $     12.05       $     12.11       $     11.80       $     11.84      $     11.38
                                                ===========       ===========       ===========       ===========      ===========

Total return* ...............................          5.24%             8.86%             5.44%            10.12%            1.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   301,381       $   266,599       $   236,609       $   215,609      $   194,564
Ratios to average net assets:
 Expenses ...................................           .70%              .71%              .71%              .71%             .70%
 Net investment income ......................          4.93%             5.28%             5.59%             5.73%            5.94%
Portfolio turnover rate .....................         12.60%            22.97%            14.13%            17.58%           28.83%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $    12.17          $    11.84          $    11.87         $    11.40
                                                      ----------          ----------          ----------         ----------
Income from investment operations:
 Net investment income .............................         .54                 .57                 .59                .50
 Net realized and unrealized gains (losses) ........         .02                 .40                (.02)               .46
                                                      ----------          ----------          ----------         ----------
Total from investment operations ...................         .56                 .97                 .57                .96
                                                      ----------          ----------          ----------         ----------
Less distributions from:
 Net investment income .............................        (.54)               (.57)               (.60)              (.49)
 Net realized gains ................................        (.08)               (.07)                 --                 --
                                                      ----------          ----------          ----------         ----------
Total distributions ................................        (.62)               (.64)               (.60)              (.49)
                                                      ----------          ----------          ----------         ----------
Net asset value, end of year .......................  $    12.11          $    12.17          $    11.84         $    11.87
                                                      ============         ==========          ==========         ==========
Total return* ......................................        4.63%               8.39%               4.93%              8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $   21,899          $   10,855          $    5,654         $    1,656
Ratios to average net assets:
 Expenses ..........................................        1.26%               1.27%               1.28%              1.29%**
 Net investment income .............................        4.38%               4.72%               4.99%              5.12%**
Portfolio turnover rate ............................       12.60%              22.97%              14.13%             17.58%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.


                       See notes to financial statements.


                                                                              69


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
--------------------------------------                                                              -----------     -----------
(a)  LONG TERM INVESTMENTS 97.7%
Adams County PCR, Public Service Co. of Colorado Project,
    Refunding, AMBAC Insured, 5.10%, 1/01/19 .....................................................  $ 3,500,000     $ 3,482,465
    Series A, Pre-Refunded, 7.375%, 11/01/09 .....................................................      770,000         770,639
Adams County School No.12 GO, FGIC Insured, 5.40%, 12/15/14 ......................................    1,000,000       1,051,910
Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
   Vehicle Registration, Series A, MBIA Insured,
   6.15%, 8/31/26 ................................................................................    8,000,000       8,882,320
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................................      805,000         883,214
Arapahoe County School District No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ...................    2,200,000       2,346,256
Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 ..............................................................................      100,000         101,816
    5.80%, 12/01/17 ..............................................................................      480,000         489,178
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .............................    1,000,000       1,052,900
Auraria Higher Education Center Colorado COP, Administrative Office Facility Project,
    AMBAC Insured, 5.125%, 5/01/18 ...............................................................    1,000,000       1,003,920
Aurora COP, Refunding, 6.25%, 12/01/09 ...........................................................    2,850,000       3,117,302
Bayfield School District No. 10, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ......................    1,000,000       1,148,050
Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12 ..............................................................................    1,000,000       1,024,370
    5.80%, 12/01/13 ..............................................................................    2,000,000       2,060,760
    5.60%, 12/01/17 ..............................................................................    3,385,000       3,447,623
    5.875%, 12/01/20 .............................................................................    1,285,000       1,326,197
    Pre-Refunded, 8.20%, 12/01/20 ................................................................    3,000,000       3,272,610
Boulder GO, Refunding, 7.20%, 8/15/13 ............................................................    1,250,000       1,280,788
Boulder, Larimer and Weld Counties GO, Vrain Valley School District RE1J, Series A, FGIC Insured,
    5.00%, 12/15/18 ..............................................................................    1,000,000         997,430
    12/15/22 .....................................................................................    7,000,000       6,951,350
Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
    5.25%, 12/01/15 ..............................................................................    1,900,000       1,964,277
 Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 .............................    1,615,000       1,661,254
    Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 ..............    1,500,000       1,605,630
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................................    1,800,000       1,743,012
    Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 .......................    1,000,000       1,015,000
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ..........................      954,000       1,022,135
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ................    6,570,000       7,099,936
    Covenant Retirement Communities, 6.75%, 12/01/15 .............................................    1,750,000       1,952,685
    Covenant Retirement Communities, 6.75%, 12/01/25 .............................................    4,950,000       5,514,251
    Kaiser Permanente, Series A, 5.35%, 11/01/16 .................................................    8,000,000       8,067,040
    Mercy Medical Center Durango, 6.20%, 11/15/15 ................................................    1,250,000       1,341,463
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 .........................      700,000         685,958
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 .........................    1,180,000       1,149,603
    National Benevolent Association, Series B, 5.25%, 2/01/18 ....................................      750,000         739,358
    National Benevolent Association, Series B, 5.25%, 2/01/28 ....................................    2,500,000       2,434,600
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .......................................      375,000         389,359
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ......................................      885,000         910,346
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 .........................................    1,660,000       1,630,203
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 .........................................    1,615,000       1,581,247
    PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 ............................    1,000,000       1,114,140
    Sisters of Charity Leavenworth, 5.125%, 12/01/18 .............................................    1,000,000       1,003,480
Colorado HFA,
    GO, Series A, 7.50%, 5/01/29 .................................................................    1,000,000       1,046,630
    MF, Series A, 6.80%, 8/01/14 .................................................................    3,550,000       3,750,540
    MF, Series A, 6.85%, 8/01/24 .................................................................    5,790,000       6,111,113
    MF, Series A, 6.875%, 8/01/30 ................................................................    2,300,000       2,427,121
    MF, Series A-2, 6.00%, 10/01/28 ..............................................................    1,000,000       1,054,060
    MF, Series A-2, FHA Insured, 5.45%, 10/01/29 .................................................    1,000,000       1,005,540
    SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 ............................    4,000,000       4,100,040
    SF Program, Series A-1, 8.00%, 8/01/17 .......................................................      145,000         148,945
    SF Program, Series A-2, 7.70%, 2/01/23 .......................................................      445,000         464,411
    SF Program, Series A-3, 7.90%, 8/01/21 .......................................................      165,000         170,567


                                                                              70


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
--------------------------------------                                                                  ----------       -----------
     LONG TERM INVESTMENTS (CONT.)
Colorado HFA, (cont.)
    SF Program, Series C-2, 7.375%, 8/01/10 ....................................................        $  815,000        $  847,127
    SF Program, Series C-2, 7.85%, 2/01/21 .....................................................           125,000           128,243
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured,
    5.25%, 9/01/18 .............................................................................         3,795,000         3,856,213
    5.00%, 9/01/21 .............................................................................         2,000,000         1,960,300
Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 .......................         2,500,000         2,554,525
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
    12/15/15 ...................................................................................         5,575,000         6,165,393
    12/15/24 ...................................................................................        10,955,000        12,067,590
Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.25%, 11/15/22 .......................................         2,000,000         2,023,520
    Refunding and Improvement, Series A, 5.375%, 11/15/26 ......................................         3,340,000         3,401,256
    Series A, 5.75%, 11/15/23 ..................................................................         1,450,000         1,518,672
    Series A, Pre-Refunded, 6.10%, 11/15/24 ....................................................         9,000,000        10,156,950
    System Improvement, Subordinate Lien, Series A, 5.00%, 11/15/27 ............................         5,000,000         4,880,500
Colorado State Board of Agriculture COP, MBIA Insured, 5.35%, 5/01/18 ..........................         1,000,000         1,025,840
Colorado State Board of Agriculture State University Revenue, Refunding,
    5.125%, 3/01/17 ............................................................................         1,000,000         1,014,750
Colorado State Board of
 Community Colleges and Occupational Education Revenue, Red Rocks Community
 College Project, AMBAC Insured, Pre-Refunded,
    6.00%, 11/01/19 ............................................................................         1,090,000         1,179,871
Colorado Water Resource and Power Authority Drinking Water Revenue,
 Series A, 5.30%, 9/01/18 ......................................................................           875,000           885,535
Colorado Water Resource and Power Development Authority, Stagecoach Project,
    Pre-Refunded, 8.00%, 11/01/17 ..............................................................            65,000            67,107
Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 .............................................................................         1,765,000         1,892,574
    6.30%, 9/01/14 .............................................................................         1,000,000         1,084,890
    5.80%, 9/01/17 .............................................................................         2,000,000         2,153,120
Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 6.70%, 11/01/12 ....................................................           750,000           827,685
Denver City and County Airport Revenue,
    Series A, 5.60%, 11/15/20 ..................................................................         3,200,000         3,349,952
    Series A, 7.50%, 11/15/23 ..................................................................         3,315,000         3,806,979
    Series A, 8.50%, 11/15/23 ..................................................................         3,645,000         3,945,093
    Series A, Pre-Refunded, 7.50%, 11/15/12 ....................................................         3,000,000         3,448,620
    Series A, Pre-Refunded, 7.50%, 11/15/23 ....................................................           685,000           816,993
    Series A, Pre-Refunded, 8.50%, 11/15/23 ....................................................           355,000           391,022
    Series D, 7.75%, 11/15/13 ..................................................................         1,000,000         1,265,650
    Series E, MBIA Insured, 5.50%, 11/15/25 ....................................................         3,750,000         3,875,325
Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 .......................         1,880,000         2,006,317
Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27 ...............         1,500,000         1,540,590
Denver City and County Revenue,
    Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 .....................         3,150,000         3,389,337
    St. Anthony's Hospital, Sisters of Charity Health Care System, Series A, MBIA Insured,
    Pre-Refunded, 7.75%, 5/01/14 ...............................................................           150,000           152,630
Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ..................         6,475,000         6,393,027
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ................................................................         2,000,000         2,150,780
Donala Water and Sanitary District GO, Improvement, Series B, 6.50%, 12/01/14 ..................           995,000         1,052,481
Douglas County MFR, Housing Mortgage, Parker Hilltop Project, FHA Insured, 5.45%, 8/01/28 ......         2,000,000         2,023,640
Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
    MBIA Insured, 6.50%, 12/15/16 ..............................................................           230,000           257,446
    Pre-Refunded, 6.50%, 12/15/16 ..............................................................         2,000,000         2,288,340
Englewood COP, Civic Center Project, MBIA Insured, 5.10%,
    6/01/18 ....................................................................................         2,000,000         1,975,700
    6/01/23 ....................................................................................         3,200,000         3,151,584
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ........................         5,000,000         5,310,600
Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ..............................         1,570,000         1,619,455
Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ....................           250,000           257,658
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ................         1,000,000         1,038,200


                                                                              71


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT              VALUE
--------------------------------------                                                               ------------       ------------
     LONG TERM INVESTMENTS (CONT.)
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................       $    400,000       $    435,140
    Series A, 6.50%, 10/01/23 ................................................................            800,000            871,592
Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .....................................          1,000,000          1,086,310
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured,
     6.30%, 6/01/22 ..........................................................................          7,450,000          7,933,133
Jefferson County GO, School District No R-001, Series A, FGIC Insured,
     5.00%, 12/15/17 .........................................................................          5,000,000          4,999,600
Jefferson County SFMR, Refunding, Series A, MBIA Insured,
     8.875%, 10/01/13 ........................................................................            280,000            296,181
Lakewood MFHR Mortgage, FHA Insured Mortgage,
    6.65%, 10/01/25 ..........................................................................          1,235,000          1,335,418
    6.70%, 10/01/36 ..........................................................................          3,025,000          3,261,767
Larimer County COP, School District No. R1, Poudre, MBIA Insured,
    5.65%, 12/01/16 ..........................................................................          2,300,000          2,461,782
Las Animas County School District No. 1, Refunding,
    6.15%, 12/01/08 ..........................................................................          1,000,000          1,077,580
    6.20%, 12/01/10 ..........................................................................            935,000          1,010,754
Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 ..............................          1,400,000          1,500,674
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ......................................            235,000            246,962
Metex Metropolitan District GO, Refunding, Series A, MBIA Insured,
 5.80%, 12/01/16 .............................................................................            500,000            542,355
Montrose County COP, 6.35%, 6/15/06 ..........................................................          1,850,000          2,021,088
Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.75%, 6/01/23 ..............................................................................          3,000,000          3,187,710
Municipal Subdistrict of Northern Colorado Water Conservancy District Revenue, Series G,
     5.25%, 12/01/15 .........................................................................          2,000,000          2,084,960
Platte River Power Authority Revenue, Refunding, Series D-2, MBIA Insured,
     5.375%, 6/01/17 .........................................................................          5,490,000          5,742,650
Postsecondary Educational Facilities Authority Revenue,
    Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ..................................          1,000,000          1,090,120
    University of Denver Project, Refunding and Improvement, MBIA Insured,
     5.375%, 3/01/18 .........................................................................          2,500,000          2,581,875
Pueblo County, MBIA Insured, 6.00%, 6/01/16 ..................................................          4,395,000          4,742,029
Pueblo County COP, Public Parking, 6.90%, 7/01/15 ............................................            510,000            534,531
Pueblo County School District No. 70 GO, Pueblo Rural, AMBAC Insured, Pre-Refunded,
     6.40%, 12/01/14 .........................................................................          1,000,000          1,132,980
Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
     6.10%, 12/01/15 .........................................................................          1,000,000          1,087,300
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ............................................................             55,000             68,150
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     5.00%, 7/01/38 ..........................................................................          7,000,000          6,800,220
Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 ...........            155,000            159,411
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
Guaynabo Municipal Government, 5.625%, 7/01/22 ...............................................          1,335,000          1,376,412
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ............            160,000            173,408
Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ......................................            435,000            452,491
Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
     5.60%, 12/01/25 .........................................................................          4,500,000          4,731,525
Summit County SFMR, Series A, 7.50%, 12/01/11 ................................................            135,000            140,415
Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ..............................................................          2,750,000          3,348,840
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ..........................................................................          1,000,000          1,013,030
    5.25%, 11/15/22 ..........................................................................          4,000,000          4,071,840
University of Northern Colorado Authority Facilities System Revenue, MBIA Insured,
     5.60%, 6/01/24 ..........................................................................          2,000,000          2,109,120
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................          2,500,000          2,556,075
    5.50%, 10/01/22 ..........................................................................          2,500,000          2,508,375
Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 .................................          2,000,000          2,123,160
    Storm Project, Refunding and Improvement, Series A, 5.60%, 12/01/16 ......................          1,500,000          1,594,515
Westminster COP, Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 ...........................          4,400,000          4,483,020
Widefield Water and Sanitary District Water and Sewage Revenue, Refunding and Improvement,
     Series A, MBIA Insured, 5.70%, 12/01/16 .................................................          2,000,000          2,163,540
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $297,658,251) .............................................                           315,932,160
                                                                                                                         -----------


72


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT                VALUE
--------------------------------------                                                            ------------          ------------
(a)  SHORT TERM INVESTMENTS .8%
Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.00%, 12/01/25 ........          $  1,600,000          $  1,600,000
    North Colorado Medical Center, Weekly VRDN and Put, 3.00%, 5/15/20 .................             1,100,000             1,100,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ........................................                                   2,700,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $300,358,251) 98.5% ...........................................                                 318,632,160
 OTHER ASSETS, LESS LIABILITIES 1.5% ...................................................                                   4,647,905
                                                                                                                        ------------
 NET ASSETS 100.0% .....................................................................                                $323,280,065
                                                                                                                        ------------






See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.



                                                                              73


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                              1999              1998             1997           1996(1)             1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.23         $  10.92         $  10.96         $  10.64           $  11.23
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .58              .60              .61              .62                .62
 Net realized and unrealized gains (losses) .           .04              .32             (.02)             .32               (.60)
                                                   -------------------------------------------------------------------------------
Total from investment operations ............           .62              .92              .59              .94                .02
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.58)(2)         (.60)            (.63)            (.62)              (.61)
 In excess of net investment income .........            --             (.01)              --               --                 --
                                                   -------------------------------------------------------------------------------
Total distributions .........................          (.58)            (.61)            (.63)            (.62)              (.61)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ................      $  11.27         $  11.23         $  10.92         $  10.96           $  10.64
                                                   -------------------------------------------------------------------------------

Total return* ...............................          5.62%            8.62%            5.52%            9.04%               .37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $245,016         $203,643         $183,649         $167,045           $155,623
Ratios to average net assets:
 Expenses ...................................           .72%             .73%             .72%             .73%               .71%
 Net investment income ......................          5.08%            5.41%            5.62%            5.70%              5.83%
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%             75.72%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.26         $  10.94         $  10.97         $  10.65
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .52              .55              .60              .47
 Net realized and unrealized gains (losses) .           .03              .31             (.07)             .31
                                                   ------------------------------------------------------------
Total from investment operations ............           .55              .86              .53              .78
                                                   ------------------------------------------------------------
Less distributions from net investment income          (.51)(2)         (.54)            (.56)            (.46)
                                                   ------------------------------------------------------------
Net asset value, end of year ................      $  11.30         $  11.26         $  10.94         $  10.97
                                                   ------------------------------------------------------------

Total return* ...............................          5.02%            8.08%            5.03%            7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 23,443         $  8,636         $  4,149         $  1,656
Ratios to average net assets:
 Expenses ...................................          1.28%            1.29%            1.29%            1.30%**
 Net investment income ......................          4.53%            4.85%            5.01%            5.12%**
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized 1For the period May 1, 1995 (effective date) to February 29,
     1996 for Class C.
(2) Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.

74


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                 PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                          AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
Bridgeport GO,
    Series A, 7.25%, 6/01/00 ...........................................................        $   300,000       $    312,663
    Series B, 7.55%, 11/15/00 ..........................................................          1,375,000          1,453,403
    Series B, Pre-Refunded, 7.75%, 11/15/10 ............................................          3,750,000          4,094,325
    Unlimited Tax, ETM, Series A, 7.30%, 3/01/99 .......................................            750,000            750,000
 Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
    Church Homes Inc., Refunding, 5.80%, 4/01/21 .......................................          1,000,000          1,022,150
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ......................          1,100,000          1,088,692
 Connecticut State Development Authority PCR, New England Power Co., 7.25%, 10/15/15 ...            750,000            784,260
 Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranty, 5.00%, 9/01/21 ..........................................          3,840,000          3,758,784
 Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer
    Inc. Project, 7.00%, 7/01/25 .......................................................          2,000,000          2,289,580
 Connecticut State Development Authority Water Facility Revenue, Bridgeport
   Hydraulic Co. Project, 6.15%, 4/01/35 ...............................................          1,000,000          1,082,080
    6.00%, 9/01/36 .....................................................................         10,000,000         10,670,700
    Refunding, 7.25%, 6/01/20 ..........................................................          1,000,000          1,055,630
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .....................          2,000,000          2,234,720
    Capital Assets, ETM, Series B, 7.00%, 1/01/00 ......................................            635,000            655,314
    Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 .............................          1,265,000          1,354,448
    Capital Assets, Series C, MBIA Insured,Pre-Refunded, 7.00%, 1/01/20 ................            200,000            216,590
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .........          1,500,000          1,741,710
    Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 .........................          1,000,000          1,083,160
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................          2,500,000          2,674,375
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ........................          1,300,000          1,456,546
    Hartford University, Series D, 6.80%, 7/01/22 ......................................          5,000,000          5,278,200
    Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 .................................          1,170,000          1,183,022
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ....................          3,800,000          3,726,470
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ....................          7,205,000          7,252,697
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .....................         17,000,000         17,118,490
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................            500,000            620,620
    New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ..............          1,000,000          1,146,740
    New Horizons Village Project, 7.30%, 11/01/16 ......................................          2,905,000          3,377,847
    Quinnipiac College, Series E, FSA Insured, 4.75%, 7/01/24 ..........................          2,000,000          1,925,720
    Quinnipiac College, Refunding, Series E, FSA Insured, 4.75%, 7/01/28 ...............          2,500,000          2,400,500
    Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 .........................            960,000          1,034,026
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 .......................          1,000,000          1,137,350
    Sacred Heart University, Refunding, Asset Guaranty, Series E, 5.00%, 7/01/28 .......          7,000,000          6,851,880
    Sacred Heart University, Series C, 6.625%, 7/01/26 .................................          7,000,000          8,077,370
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ....................          1,700,000          1,967,308
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................          4,615,000          4,702,039
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..........................          3,510,000          3,680,024
    St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 .......................          1,000,000          1,072,960
    Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ...............................          1,000,000          1,072,280
    Taft School, Series C, Pre-Refunded, 6.00%, 7/01/16 ................................          2,500,000          2,690,375
    Taft School, Series C, Pre-Refunded, 5.75%, 7/01/26 ................................          3,325,000          3,563,635
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................          2,200,000          2,381,258
    Trinity College, Series F, MBIA Insured, 5.00%, 7/01/28 ............................          2,000,000          1,984,640
    Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ...........          4,210,000          4,377,811
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................          8,000,000          8,292,080
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .........          4,500,000          4,797,855
    Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 ......          7,000,000          7,485,940
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series B, 6.75%, 11/15/23 ..........................................................         14,705,000         16,006,098
    Series C-1, 6.60%, 11/15/23 ........................................................            500,000            537,465
    Series C-2, 6.25%, 11/15/18 ........................................................          1,500,000          1,627,395
    Series C-2, 6.70%, 11/15/22 ........................................................          3,765,000          4,004,266
    Series E, 6.30%, 5/15/17 ...........................................................          3,670,000          3,951,562
    Sub Series B-1, 6.30%, 5/15/25 .....................................................            700,000            748,881
    Sub Series B-1, 5.30%, 11/15/28 ....................................................          1,700,000          1,715,589
    Sub Series C-2, 5.85%, 11/15/28 ....................................................          1,495,000          1,560,122
    Sub Series D-1, 5.55%, 11/15/28 ....................................................          1,000,000          1,023,410

                                                                              75


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                           AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program, (cont.)
    Sub Series E-1, 5.125%, 5/15/21 .....................................................        $  1,255,000        $  1,257,460
    Sub Series E-2, 5.20%, 11/15/21 .....................................................           1,840,000           1,847,342
    Sub Series G-1, 6.20%, 11/15/16 .....................................................           1,335,000           1,393,980
    Sub Series G-1, 5.20%, 11/15/28 .....................................................           5,960,000           6,001,124
 Connecticut State Higher Education Supplemental Loan Authority, Series A,
    7.00%, 11/15/05 .....................................................................             755,000             798,360
    7.20%, 11/15/10 .....................................................................             230,000             242,979
    7.50%, 11/15/10 .....................................................................             375,000             385,181
 Connecticut State Resource Recovery Authority Revenue, Bridgeport Resco Ltd. Partnership
    Project, Series A, 7.625%, 1/01/09 ..................................................             835,000             856,009
 East Haven Bank Qualified GO, Pre-Refunded, 7.00%, 9/15/07 .............................             200,000             207,156
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator
    Lisbon Project, Series A, 5.50%, 1/01/15 ............................................           8,000,000           8,026,960
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .............................................             200,000             241,674
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .....................................................................             250,000             274,260
    6.70%, 10/01/23 .....................................................................           1,300,000           1,426,932
 Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 ................................           5,500,000           6,132,225
 New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ...................................           4,545,000           5,119,761
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 .........................................................             150,000             164,849
    Series 1991, 7.25%, 9/01/05 .........................................................             335,000             367,766
    Series 1991, 7.30%, 9/01/07 .........................................................             335,000             368,162
    Series 1991, 7.30%, 9/01/09 .........................................................             335,000             368,162
 Puerto Rico Commonwealth GO, Public Improvement, 5.00%, 7/01/28 ........................           5,000,000           4,909,050
(b) Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    5.00%, 7/01/38 ......................................................................           4,210,000           4,089,847
 Puerto Rico Electric Power Authority Revenue,
    Series P, Pre-Refunded, 7.00%, 7/01/21 ..............................................           2,450,000           2,693,849
    Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................           5,000,000           5,710,250
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ........             775,000             817,059
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities,
 Guaynabo Warehouse, Series A,
    5.15%, 7/01/19 ......................................................................           4,845,000           4,808,469
 Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 ......................           5,000,000           5,588,350
 Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ..............................           1,130,000           1,235,418
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ............................................................................           2,500,000           2,562,325
    10/01/22 ............................................................................           2,500,000           2,508,375
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................           1,500,000           1,498,080
    Refunding, 5.30%, 7/01/21 ...........................................................           1,000,000             992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................           6,065,000           6,616,305
 Waterbury GO, Pre-Refunded,
    7.25%, 3/01/03 ......................................................................             785,000             857,479
    7.25%, 3/01/04 ......................................................................             785,000             857,479
    7.50%, 3/01/07 ......................................................................             780,000             855,746
 TOTAL LONG TERM INVESTMENTS (COST $247,013,211) ........................................                             262,233,638
                                                                                                                     ------------
(a) SHORT TERM INVESTMENTS 1.2%
 Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
 Series T-1, Weekly VRDN and Put,
    2.85%, 7/01/29 ......................................................................           2,900,000           2,900,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 2.70%, 12/01/10 .             400,000             400,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) .........................................                               3,300,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $250,313,211) 98.9% ............................................                             265,533,638
 OTHER ASSETS, LESS LIABILITIES 1.1% ....................................................                               2,925,407
                                                                                                                     ------------
 NET ASSETS 100.0% ......................................................................                            $268,459,045
                                                                                                                     ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

76


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                           1999            1998           1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $  11.25       $  10.94       $  10.95       $ 10.48      $ 10.80
                                                         ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .51            .53            .55           .55          .54
 Net realized and unrealized gains (losses) ........          .06            .33           (.01)          .47         (.33)
                                                         ------------------------------------------------------------------
Total from investment operations ...................          .57            .86            .54          1.02          .21
                                                         ------------------------------------------------------------------
Less distributions from net investment income ......         (.52)          (.55)          (.55)         (.55)        (.53)
                                                         ------------------------------------------------------------------
Net asset value, end of year .......................     $  11.30       $  11.25       $  10.94       $ 10.95      $ 10.48
                                                         ------------------------------------------------------------------

Total return* ......................................         5.17%          8.02%          5.12%         9.93%        (.20%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $195,598       $139,545       $104,715       $85,967      $73,977
Ratios to average net assets:
 Expenses ..........................................          .75%           .75%           .68%          .65%         .56%
 Expenses excluding waiver and payments by affiliate          .78%           .82%           .84%          .85%         .84%
 Net investment income .............................         4.53%          4.83%          5.16%         5.12%        5.25%
Portfolio turnover rate ............................        16.57%         23.32%         22.54%         3.35%       38.46%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                       See notes to financial statements.

                                                                              77


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                   PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
BONDS 97.1%
ALABAMA .6%
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee
 Insured, 5.80%, 3/01/04 ....................................................................     $1,000,000    $ 1,084,050
                                                                                                                -----------
ALASKA .3%
Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04 ......        445,000        470,232
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, 6.50%,
 12/01/02 ...................................................................................        170,000        182,187
                                                                                                                -----------
                                                                                                                    652,419
                                                                                                                -----------
ARIZONA 1.0%
Maricopa County COP, 5.625%, 6/01/00 ........................................................        640,000        652,461
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ............      1,000,000      1,099,950
Mohave County IDA, Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital
 and Medical Center, Refunding, ETM, 6.00%, 7/01/00 .........................................        200,000        207,212
Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 ...........         40,000         41,782
                                                                                                                -----------
                                                                                                                  2,001,405
                                                                                                                -----------
CALIFORNIA 7.4%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ................................        100,000        107,765
Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 ................................      3,000,000      3,198,120
California Educational Facilities Authority Revenue, Pooled College and University Financing,
 Refunding, Series B, 5.90%, 6/01/03 ........................................................      1,500,000      1,610,130
California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital,
 Refunding, Series B, 6.40%, 12/01/05 .......................................................        300,000        322,338
California Statewide Communities Development Corp. COP, Pacific Homes, Series A, 5.90%,
 4/01/09 ....................................................................................      1,000,000      1,077,210
Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 ...........................................................................        500,000        513,115
   5.30%, 9/02/05 ...........................................................................        625,000        633,200
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%,
   9/02/01 ..................................................................................      1,000,000      1,029,110
Los Angeles County Transport Commission COP, Series B, 5.90%, 7/01/00 .......................        100,000        103,570
San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding, 6.60%,
   12/01/02 .................................................................................        100,000        104,975
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured,
   6.125%, 7/01/02 ..........................................................................         50,000         50,377
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ........................        200,000        222,174
San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ............................        200,000        215,576
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ............      1,535,000      1,570,305
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
   5.00%, 9/02/06 ...........................................................................        465,000        468,469
   5.25%, 9/02/11 ...........................................................................      1,000,000        999,090
Snowline Joint USD, COP, ETM,
   5.60%, 7/01/01 ...........................................................................        260,000        273,281
   5.70%, 7/01/02 ...........................................................................        275,000        293,835
   5.80%, 7/01/03 ...........................................................................        290,000        315,340
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05         400,000        421,292
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 ...        100,000        106,798
Susanville PFA Revenue, Series A, AMBAC Insured,
   5.90%, 9/01/02 ...........................................................................         25,000         26,398
   6.00%, 9/01/03 ...........................................................................        100,000        105,810
Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ...................        500,000        523,950
Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ............................        100,000        100,680
                                                                                                                 14,392,908
                                                                                                                -----------
COLORADO 3.9%
Adams County School No 12 COP, Adams Twelve Five Star Schools, MBIA Insured, 4.90%, 12/15/13       2,400,000      2,379,912
Denver City and County Airport Revenue,
   Series A, 7.00%, 11/15/99 ................................................................      3,000,000      3,071,760
   Series C, 6.25%, 11/15/00 ................................................................        335,000        348,085
Montrose County COP, 6.20%, 6/15/03 .........................................................      1,500,000      1,609,680
Summit County Recreational Facilities Revenue, Copper Mountain, Mandatory put, 10/01/99,
 Refunding, 5.90%, 4/01/17 ..................................................................        255,000        258,374
                                                                                                                -----------
                                                                                                                  7,667,811
                                                                                                                -----------

78


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
CONNECTICUT 3.9%
 Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart
  University, Refunding, Series C, 6.00%, 7/01/05 .............................................     $   560,000     $   608,339
 Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .........       2,000,000       2,151,980
 Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ................       5,000,000       4,957,150
                                                                                                                    -----------
                                                                                                                      7,717,469
                                                                                                                    -----------
FLORIDA 7.9%
Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project,
  Pre-Refunded, 6.875%, 11/15/02 ..............................................................         100,000         104,852
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.50%, 5/01/04 ....       1,240,000       1,375,693
 Meadow Pointe II CDD, Capital Improvement Revenue,
    6.00%, 7/01/01 ............................................................................       1,750,000       1,772,138
    Series A, 5.25%, 8/01/03 ..................................................................       2,445,000       2,414,633
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ......................       1,000,000       1,061,700
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Program 1, Refunding, 6.60%, 11/01/03 .....................................................         405,000         432,998
    Program 2, Refunding, 6.60%, 11/01/03 .....................................................         320,000         342,122
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.20%, 12/01/08 ...........................................................................         275,000         293,406
    6.30%, 12/01/09 ...........................................................................         580,000         619,771
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.375%, 2/15/07 ...........................................................................       1,400,000       1,092,000
 Pembroke Pines Special Assessment, No. 9, 5.75%, 11/01/05 ....................................         785,000         839,950
 Port Saint Lucie Special Assessment Revenue, Utility Service Area No. 3 and 4-A, MBIA
  Insured, 5.00%, 10/01/13 ....................................................................       5,000,000       5,136,300
                                                                                                                    -----------
                                                                                                                     15,485,563
                                                                                                                    -----------
 GEORGIA 2.9%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 ...       1,020,000       1,021,683
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  Refunding, 6.85%, 11/01/07 ..................................................................         100,000         108,200
 Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series
  A, MBIA Insured, 5.00%, 1/01/07 .............................................................       1,290,000       1,326,081
 Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07        3,105,000       3,308,781
                                                                                                                    -----------
                                                                                                                      5,764,745
                                                                                                                    -----------
 HAWAII 2.8%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Kaiser Permanente, Series A, 5.10%, 3/01/14 ...............................................       5,000,000       4,963,750
 Kapi'Olani Health Obligation, 5.60%, 7/01/06 .................................................         500,000         537,850
                                                                                                                    -----------
                                                                                                                      5,501,600
                                                                                                                    -----------
 ILLINOIS 3.1%
 Chicago O'Hare International Airport Special Facilities Revenue, United Air Lines Project,
  Refunding, Series A, 5.35%, 9/01/16 .........................................................       2,000,000       1,993,240
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ........         850,000         907,596
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 .....................         360,000         383,821
 Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................................         425,000         458,040
    Victory Health Services, Series A, 5.25%, 8/15/09 .........................................       1,170,000       1,204,211
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
  Convention Center, 5.75%, 7/01/06 ...........................................................       1,000,000       1,070,840
                                                                                                                    -----------
                                                                                                                      6,017,748
                                                                                                                    -----------
 INDIANA 3.1%
 Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ....       2,000,000       2,179,240
 Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ..............         100,000         106,562
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ........       3,500,000       3,685,535
                                                                                                                    -----------
                                                                                                                      5,971,337
                                                                                                                    -----------
 IOWA .1%
 Iowa State Financial Authority Hospital Facilities Revenue, Trinity Regional Hospital Project,
  Refunding, ETM, 6.50%, 7/01/00 ..............................................................         200,000         206,028
                                                                                                                    -----------
 KANSAS .8%
 Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
  Hospital, Series Z, 4.70%, 12/15/09 .........................................................       1,635,000       1,622,607
                                                                                                                    -----------

                                                                              79


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY 1.4%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project, Series
  A, 6.75%, 2/01/02 ........................................................................     $  100,000     $  106,182
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
 Regional Health Center Facility, Refunding and Improvement,
   5.70%, 10/01/10 .........................................................................      1,000,000      1,052,850
   5.75%, 10/01/11 .........................................................................      1,500,000      1,579,080
                                                                                                                ----------
                                                                                                                 2,738,112
                                                                                                                ----------
LOUISIANA 3.1%
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%,
   11/01/02 ................................................................................         15,000         15,789
Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1,
   6.20%, 3/01/01 ..........................................................................         80,000         83,030
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
 Refunding, Series B, 6.20%, 9/01/03 .......................................................        100,000        107,605
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............      6,000,000      5,951,160
                                                                                                                ----------
                                                                                                                 6,157,584
                                                                                                                ----------
MARYLAND .1%
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
 Series A, 6.75%, 8/01/02 ..................................................................        160,000        171,990
                                                                                                                ----------

MASSACHUSETTS 4.5%
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
 Project, Refunding, Series A,
   4.95%, 12/01/06 .........................................................................      2,500,000      2,541,625
   5.15%, 12/01/07 .........................................................................      2,000,000      2,006,120
   5.20%, 12/01/08 .........................................................................      2,000,000      2,006,360
Massachusetts State Industrial Finance Agency Revenue, Youville Senior Care, Series D,
   5.50%, 10/01/12 .........................................................................      1,745,000      1,795,692
New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series
   B, 5.60%, 6/01/02 .......................................................................        415,000        432,679
                                                                                                                ----------
                                                                                                                 8,782,476
                                                                                                                ----------
MICHIGAN 1.2%
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
  Hospital, Refunding, Series B,
   5.30%, 11/01/07 .........................................................................        815,000        839,466
   5.625%, 11/01/14 ........................................................................        350,000        356,293
Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...........................................      1,000,000      1,110,830
                                                                                                                ----------
                                                                                                                 2,306,589
                                                                                                                ----------
MINNESOTA .1%
Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A,
7.20%, 12/01/04 ............................................................................        200,000        216,504
                                                                                                                ----------
MISSISSIPPI .4%
Mississippi Development Bank Special Obligation, Oktibbeha County Hospital Revenue
 Project, Refunding, 5.65%, 7/01/06 ........................................................        725,000        765,847
                                                                                                                ----------
MISSOURI 3.2%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08       3,000,000      2,976,960
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Park
 Lane Medical Center, Series A, 4.70%, 1/01/04 .............................................      1,200,000      1,239,144
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.10%,
  5/15/10 ..................................................................................      1,420,000      1,442,933
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04        560,000        571,928
                                                                                                                ----------
                                                                                                                 6,230,965
                                                                                                                ----------
NEBRASKA .8%
Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A,
  4.90%, 11/01/13 ..........................................................................      1,100,000      1,107,711
Wayne State College Revenue, Student Fees and Facilities, Refunding, MBIA Insured,
  5.05%, 7/01/10 ...........................................................................        365,000        372,132
                                                                                                                ----------
                                                                                                                 1,479,843
                                                                                                                ----------
NEVADA 1.9%
Clark County Nevada PCR, Nevada Power Co. Project, Refunding, Series D, 5.30%, 10/01/11 ....      1,500,000      1,512,585
Sparks RDA, Tax Allocation Revenue, Refunding, Asset Guaranty, 5.15%, 1/15/08 ..............      2,110,000      2,199,844
                                                                                                                ----------
                                                                                                                 3,712,429
                                                                                                                ----------

80


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW HAMPSHIRE 2.3%
 New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
  Catholic Charities, Refunding, Series A,
 5.10%, 8/01/04 ...........................................................................     $1,385,000    $ 1,404,529
 New Hampshire State Business Finance Authority PCR, United Illumination, Mandatory put,
  2/01/04, Refunding, Series A,
 4.55%, 7/01/27 ...........................................................................      3,000,000      2,984,250
                                                                                                              -----------
                                                                                                                4,388,779
                                                                                                              -----------
 NEW JERSEY 1.1%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
 5.90%, 1/01/15 ...........................................................................      1,000,000        995,830
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .................         70,000         73,403
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
  Refunding, ETM, Series C, FSA Insured,
  5.80%, 7/01/04 ..........................................................................      1,000,000      1,098,110
                                                                                                              -----------
                                                                                                                2,167,343
                                                                                                              -----------
 NEW YORK 10.1%
 Metropolitan Transportation Authority Commuter Facilities Revenue, Services Contract,
  Refunding, Series R, 5.50%, 7/01/11 .....................................................      2,215,000      2,368,721
 New York City GO,
    ETM, Series B, 6.25%, 10/01/01 ........................................................         25,000         26,712
    Pre-Refunded, 6.50%, 8/01/04 ..........................................................        105,000        115,726
    Refunding, Series H, 5.90%, 8/01/09 ...................................................        500,000        555,695
    Refunding, Series J, 6.00%, 8/01/08 ...................................................      3,000,000      3,370,830
    Series B, 6.25%, 10/01/01 .............................................................         75,000         79,925
    Series C, 6.50%, 8/01/04 ..............................................................        410,000        449,389
    Series C, 6.50%, 8/01/07 ..............................................................      1,515,000      1,647,850
    Series C, Pre-Refunded, 6.50%, 8/01/07 ................................................        335,000        369,220
    Series H, 7.00%, 2/01/05 ..............................................................         30,000         32,911
    Series H, Pre-Refunded, 7.00%, 2/01/05 ................................................        220,000        243,463
    Series J, 6.00%, 2/15/04 ..............................................................      1,000,000      1,087,580
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 .....      2,500,000      2,664,950
 New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM,
    6.80%, 5/01/02 ........................................................................         90,000         95,311
 New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
  Refunding, Series D, 5.60%, 2/15/07 .....................................................        140,000        152,044
 New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05      1,000,000      1,084,040
 New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/08 ........................................................................        500,000        547,040
    5.75%, 4/01/09 ........................................................................      1,150,000      1,248,659
 Pre-Refunded, 5.90%, 4/01/08 .............................................................      1,000,000      1,120,180
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
  ETM, 6.20%, 4/01/00 .....................................................................        100,000        103,150
 Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
 7.00%, 10/01/07 ..........................................................................      1,000,000      1,161,550
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ........      1,100,000      1,171,225
                                                                                                              -----------
                                                                                                               19,696,171
                                                                                                              -----------
 OHIO .9%
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
  Refunding,
    5.25%, 7/01/08 ........................................................................        575,000        572,027
    5.40%, 7/01/10 ........................................................................        775,000        768,467
    5.50%, 7/01/11 ........................................................................        500,000        497,745
                                                                                                              -----------
                                                                                                                1,838,239
                                                                                                              -----------
 OKLAHOMA 1.5%
 Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
  Project, Refunding, 6.75%, 8/01/04 ......................................................      1,775,000      1,878,358
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
   5.75%, 8/15/06 .........................................................................      1,000,000      1,039,210
                                                                                                              -----------
                                                                                                                2,917,568
                                                                                                              -----------
 OREGON 1.1%
 Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
  Refunding, 6.00%, 11/01/06 ..............................................................        500,000        522,720
 Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...........      1,000,000      1,057,110
 Port Umpqua PCR, International Paper Co. Project, Refunding, Series A, 5.05%, 6/01/09 ....        500,000        517,355
                                                                                                              -----------
                                                                                                                2,097,185
                                                                                                              -----------

                                                                              81


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
PENNSYLVANIA 3.1%
 Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
  Refunding and Improvement,
 Series B, Connie Lee Insured, 5.90%, 7/01/03 .................................................     $   100,000     $   108,758
 Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
  Asbury Place Project, 6.25%, 2/01/06 ........................................................         270,000         285,306
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07       1,135,000       1,154,704
 Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
  Refunding, Series B, 5.60%, 7/15/03 .........................................................         410,000         430,492
 Philadelphia Gas Works Revenue,
    First Series C, FSA Insured, 5.00%, 7/01/13 ...............................................       1,680,000       1,707,451
    Refunding, Series A, 5.70%, 7/01/00 .......................................................         300,000         307,137
    Refunding, Series A, 5.80%, 7/01/01 .......................................................         300,000         312,819
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
  Pre-Refunded, 6.50%, 1/01/10 ................................................................       1,685,000       1,732,399
                                                                                                                    -----------
                                                                                                                      6,039,066
                                                                                                                    -----------
 SOUTH CAROLINA .5%
 Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
   Insured, 5.25%, 1/01/10 ....................................................................       1,000,000       1,055,750
                                                                                                                    -----------

 SOUTH DAKOTA .5%
 South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ...................         990,000       1,057,082

 TENNESSEE .9%
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
  Express Corp., Refunding, 5.35%, 9/01/12 ....................................................       1,000,000       1,041,030
 Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
  Refunding and Improvement, 6.00%, 5/01/03 ...................................................         750,000         783,810
                                                                                                                    -----------
                                                                                                                      1,824,840
                                                                                                                    -----------
 TEXAS 4.0%
 Abilene Higher Educational Facilities Corp.,
    ETM, 5.90%, 10/01/05 ......................................................................          65,000          72,277
    Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 ...         720,000         781,078
 Houston Airport System Revenue, sub. lien, Series B, 4.80%, 7/01/13 ..........................       2,000,000       1,971,360
 Houston ISD, Refunding, 5.50%, 8/15/09 .......................................................       1,000,000       1,044,400
 North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
  Refunding, Series C, 6.10%, 2/15/06 .........................................................         400,000         431,144
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .       2,500,000       2,559,550
 Travis County GO, Refunding, 5.00%, 3/01/11 ..................................................       1,000,000       1,029,110
                                                                                                                    -----------
                                                                                                                      7,888,919
                                                                                                                    -----------
 US TERRITORIES 6.3%
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ............................................................          30,000          32,992
    Refunding, Series A, 5.875%, 6/01/05 ......................................................         670,000         719,989
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series Q, 5.90%, 7/01/01 .......................................................         100,000         105,223
    Series T, 6.00%, 7/01/04 ..................................................................       1,345,000       1,476,904
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.30%, 10/01/11       5,000,000       5,082,050
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.00%, 7/01/03 ............................................................................         500,000         509,505
    4.875%, 7/01/06 ...........................................................................       2,000,000       2,007,820
    5.00%, 7/01/09 ............................................................................       2,400,000       2,394,096
                                                                                                                    -----------
                                                                                                                     12,328,579
                                                                                                                    -----------
 UTAH .5%
 Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ...............         340,000         347,344
 Utah State HFA, SFM, Refunding, 5.85%, 7/01/08 ...............................................         575,000         614,129
                                                                                                                    -----------
                                                                                                                        961,473
                                                                                                                    -----------
 VIRGINIA 4.8%
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .......       2,800,000       3,028,872
 Virginia State GO, 5.00%, 6/01/09 ............................................................       1,000,000       1,061,640

82


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 VIRGINIA (CONT.)
 Virginia State HDA,
    Commonwealth Mortgage, Sub Series C-7, 5.60%, 1/01/03 .................................     $  1,695,000      $ 1,776,157
    Commonwealth Mortgage, Sub Series C-7, 5.70%, 1/01/04 .................................        1,475,000        1,554,680
    MF Housing, Series B, 5.15%, 11/01/12 .................................................        1,905,000        1,938,311
                                                                                                                 ------------
                                                                                                                    9,359,660
                                                                                                                 ------------
 WASHINGTON 3.6%
(b) Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series, Series A,
  MBIA Insured, 5.00%, 1/01/14 ............................................................        1,095,000        1,075,805
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .............          600,000          645,192
 Spokane Downtown Foundation Parking Revenue, River Park Square Project, Asset Guaranty
  Insured, 5.00%, 8/01/08 .................................................................        3,000,000        3,095,340
 Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 .............        1,000,000        1,092,510
    Nuclear Project No. 2, Refunding, Series A, 5.375%, 7/01/10 ...........................        1,000,000        1,040,110
                                                                                                                 ------------
                                                                                                                    6,948,957
                                                                                                                 ------------
 WEST VIRGINIA .8%
 West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
   Series A, 5.05%, 7/01/08 ...............................................................        1,500,000        1,535,595
                                                                                                                 ------------
 WISCONSIN .6%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ..................................        1,000,000        1,078,230
                                                                                                                  -----------
 TOTAL BONDS ..............................................................................                       189,831,465
                                                                                                                 ------------
(d) ZERO COUPON BONDS 1.1%
 CALIFORNIA
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
  Refunding, Series A, 1/15/17 ............................................................        3,000,000        2,101,590
                                                                                                                 ------------
 TOTAL LONG TERM INVESTMENTS (COST $184,761,831) ..........................................                       191,933,055
                                                                                                                 ------------
(a) SHORT TERM INVESTMENTS 1.3%
 Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System,
 Series A, Weekly VRDN and Put,
 3.00%, 7/01/24 ...........................................................................          300,000          300,000
 Irvine 1915 Act, AD No. 93, Daily VRDN and Put, 2.75%, 9/02/23 ...........................        1,200,000        1,200,000
 Lake Charles Harbor and Terminal District Revenue Updates, Reynolds Metal Company Project,
  Weekly VRDN and Put, 2.20%, 5/01/06 .....................................................          100,000          100,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and
  Put, 3.00%, 4/01/21 .....................................................................          700,000          700,000
 Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.20%, 3/01/02          300,000          300,000
                                                                                                                 ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) ...........................................                         2,600,000
                                                                                                                 ------------
 TOTAL INVESTMENTS (COST $187,361,831) 99.5% ..............................................                       194,533,055
 OTHER ASSETS, LESS LIABILITIES .5% .......................................................                         1,065,313
                                                                                                                 ------------
 NET ASSETS 100.0% ........................................................................                      $195,598,368
                                                                                                                 ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 6 regarding defaulted securities.
(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.

                                                                              83


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                    1999(2)           1998            1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    11.68       $    11.21     $    11.19     $    10.74    $    11.25
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .66              .69            .71            .74           .74
 Net realized and unrealized gains (losses) ..........         (.18)             .47            .04            .45          (.51)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................          .48             1.16            .75           1.19           .23
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.65)            (.68)          (.73)(1)       (.74)         (.74)
 In excess of net investment income ..................           --             (.01)            --             --            --
 Net realized gains ..................................         (.02)              --             --             --            --
                                                         ------------------------------------------------------------------------
Total distributions ..................................         (.67)            (.69)          (.73)          (.74          (.74)
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    11.49       $    11.68     $    11.21     $    11.19    $    10.74
                                                         ------------------------------------------------------------------------

Total return* ........................................         4.21%           10.64%          7.01%         11.35          2.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $5,988,204       $5,742,939     $4,505,258     $3,787,147    $3,287,270
Ratios to average net assets:
 Expenses ............................................          .62%             .61%           .62%           .61           .60%
 Net investment income ...............................         5.64%            5.98%          6.41%          6.68          6.92%
Portfolio turnover rate ..............................        18.55%           15.84%          6.98%          9.23         15.89%

CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $11.51
                                                             -------
Income from investment operations-net investment
  income .............................................          .11
Less distributions from net investment income ........         (.10)
                                                             -------
Net asset value, end of period .......................       $11.52
                                                             -------

Total return* ........................................          .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) $15,487 Ratios
 to average net assets:
 Expenses ............................................         1.18%**
 Net investment income ...............................         5.06%**
Portfolio turnover rate ..............................        18.55%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized.
(1) Includes distributions in excess of net investment income in the amount of $.008.
(2) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

84


FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)


                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                              1999               1998              1997            1996(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $  11.75          $  11.26          $  11.24          $ 10.81
                                                   --------------------------------------------------------------
Income from investment operations:
 Net investment income ....................             .60               .63               .66              .56
 Net realized and unrealized gains (losses)            (.18)              .48               .03              .42
                                                   --------------------------------------------------------------
Total from investment operations ..........             .42              1.11               .69              .98
                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income ....................            (.59)             (.62)             (.67)(2)           (.55)
 Net realized gains .......................            (.02)               --                --               --
                                                   --------------------------------------------------------------
Total distributions .......................            (.61)             (.62)             (.67)            (.55)
                                                   --------------------------------------------------------------
Net asset value, end of year ..............        $  11.56          $  11.75          $  11.26          $ 11.24
                                                   --------------------------------------------------------------

Total return* .............................            3.69%            10.15%             6.36%            9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $631,974          $423,264          $194,400          $48,163
Ratios to average net assets:
 Expenses .................................            1.18%             1.18%             1.18%            1.18%**
 Net investment income ....................            5.07%             5.38%             5.78%            6.07%**
Portfolio turnover rate ...................           18.55%            15.84%             6.98%            9.23%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized
(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
(2) Includes distributions in excess of net investment income in the amount of $.003.

                       See notes to financial statements.

                                                                              85


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
 BONDS 94.6%
 ALABAMA 1.2%
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., Boise Cascade
  Corp., 6.45%, 12/01/23 ....................................................................        $20,400,000     $ 21,822,288
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%,
      2/01/22 ...............................................................................          7,500,000        8,097,825
      2/01/27 ...............................................................................         18,535,000       19,999,636
 Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
  Refunding, 6.20%, 1/01/08 .................................................................          3,300,000        3,455,364
 Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series
   C, 5.375%, 6/01/28 .......................................................................          3,000,000        3,033,840
 Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding,
  6.95%, 1/01/20 ............................................................................         46,500,000       24,645,000
                                                                                                                     ------------
                                                                                                                       81,053,953
                                                                                                                     ------------
 ALASKA .9%
 Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
  Regional Power,
    5.70%, 1/01/12 ..........................................................................          2,000,000        2,024,000
    5.80%, 1/01/18 ..........................................................................          1,245,000        1,254,848
    5.875%, 1/01/32 .........................................................................          3,600,000        3,621,132
 Alaska Industrial Development and Export Authority Revenue, American President Lines
   Project, Refunding, 8.00%, 11/01/09 ......................................................          4,000,000        4,158,640
 Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 6.20%, 4/01/10            815,000          874,283
 Alaska State HFC,
    Refunding, Series A, 6.10%, 12/01/37 ....................................................         22,000,000       23,109,020
    Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ......................................          3,655,000        3,886,435
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 .....................................          5,000,000        5,212,850
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 .....................................         12,475,000       12,961,775
    Series A, MBIA Insured, 5.85%, 12/01/15 .................................................          4,670,000        4,887,389
                                                                                                                     ------------
                                                                                                                       61,990,372
                                                                                                                     ------------
 ARIZONA 5.3%
 Apache County IDA, PCR, Tucson Electric Power Co. Project,
    Series A, 5.85%, 3/01/28 ................................................................         49,150,000       48,810,374
    Series B, 5.875%, 3/01/33 ...............................................................         54,450,000       54,251,258
    Series C, 5.85%, 3/01/26 ................................................................         16,500,000       16,389,120
 Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
    6.375%, 8/15/15 .........................................................................            400,000          423,608
    6.40%, 8/15/27 ..........................................................................          3,000,000        3,158,700
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
    Series A, 7.125%, 10/01/32 ..............................................................         21,125,000       23,603,596
    Series B, 7.00%, 10/01/32 ...............................................................          7,500,000        8,371,275
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................................          4,000,000        3,921,880
 Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
    sub. lien, 6.875%,
    4/01/14 .................................................................................          1,000,000        1,024,700
    4/01/16 .................................................................................          1,000,000        1,035,940
 Maricopa County PCC, PCR, Public Service Co. of Colorado,
    Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ........................................          8,500,000        8,999,375
    Refunding, Series A, 5.75%, 11/01/22 ....................................................         20,150,000       20,235,033
 Maricopa County Rural Road ID, 8.625%, 7/01/07 .............................................          4,000,000        4,334,520
    Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25 ................................................................          3,990,000        3,980,105
    Series B, 6.00%, 9/01/29 ................................................................         94,690,000       94,452,328
    Series C, 6.00%, 9/01/29 ................................................................         37,000,000       36,907,130
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ................................         14,810,000       15,451,569
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Series A, 6.00%, 1/01/31 ..................................................................          5,000,000        5,167,100
                                                                                                                     ------------
                                                                                                                      350,517,611
                                                                                                                     ------------
 ARKANSAS .4%
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ..............          2,400,000        2,589,192
 Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 ........................................          1,000,000        1,069,640
 Independence County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .........................          5,000,000        5,337,000
    Mississippi Power and Light Co. Project, Series A, 9.00%, 7/01/13 .......................          4,275,000        4,341,733

86


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ARKANSAS (CONT.)
 Independence County PCR, (cont.)
    Mississippi Power and Light Co. Project, Series B, 9.00%, 7/01/13 ....................        $ 1,185,000        $ 1,203,498
    Mississippi Power and Light Co. Project, Series C, 9.50%, 7/01/14 ....................            200,000            203,436
 Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 .........         12,150,000         12,387,654
 North Little Rock Health Facilities Board Health Care Revenue, Baptist Health Facility,
   Series A, MBIA Insured, 5.50%, 12/01/21 ...............................................            700,000            730,534
                                                                                                                     -----------
                                                                                                                      27,862,687
                                                                                                                     -----------
 CALIFORNIA 7.4%
 Adelanto Water Authority Revenue, sub. lien, Water Systems Acquisition Project, Series A,
    7.50%, 9/01/28 .......................................................................         21,330,000         23,214,719
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ......         12,950,000         14,069,528
 Antioch 1915 Act, AD No. 27, Lone Tree,
    Series C, 7.70%, 9/02/17 .............................................................         11,030,000         11,360,900
    Series D, 7.30%, 9/02/13 .............................................................          4,315,000          4,444,450
 Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.85%, 9/02/15 ..................          7,000,000          6,948,830
 Arroyo Grande Hospital System COP, Vista Hospital Systems,
    Refunding, Series A, 9.50%, 7/01/20 ..................................................         22,515,000         25,400,973
    Series A, 8.375%, 7/01/06 ............................................................          2,500,000          2,671,625
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .......................................................................          1,660,000          1,694,594
    7.25%, 9/02/27 .......................................................................          3,665,000          3,792,872
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 .....          2,850,000          3,086,208
 Beaumont PFA Revenue, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..          4,575,000          5,617,231
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    5.25%, 9/02/99 .......................................................................            180,000            180,655
    5.50%, 9/02/00 .......................................................................            195,000            197,906
    5.65%, 9/02/01 .......................................................................            205,000            209,490
    5.80%, 9/02/02 .......................................................................            215,000            221,429
    5.90%, 9/02/03 .......................................................................            225,000            232,614
    6.00%, 9/02/04 .......................................................................            240,000            248,057
    6.10%, 9/02/05 .......................................................................            255,000            263,428
    6.20%, 9/02/06 .......................................................................            270,000            278,918
    6.30%, 9/02/07 .......................................................................            290,000            299,605
    6.40%, 9/02/08 .......................................................................            305,000            314,989
    6.50%, 9/02/09 .......................................................................            325,000            335,657
    6.60%, 9/02/10 .......................................................................            340,000            351,091
    6.70%, 9/02/11 .......................................................................            365,000            377,009
    6.80%, 9/02/12 .......................................................................            245,000            253,119
 California Educational Facilities Authority Revenue, Pooled College and University
  Financing, Series B, 6.125%, 6/01/09 ...................................................          3,000,000          3,239,520
 California Health Facilities Financing Authority Revenue, Summit Medical Center,
    Series A, Pre-Refunded, 7.50%, 5/01/09 ...............................................          4,370,000          4,489,083
    Series A, Pre-Refunded, 7.60%, 5/01/15 ...............................................          2,155,000          2,214,069
    Series B, Pre-Refunded, 7.50%, 5/01/09 ...............................................          5,255,000          5,398,199
 California HFAR, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ..........................          2,000,000          2,134,340
 California Special Districts Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ...            820,000            890,061
 California State GO, 5.75%, 3/01/19 .....................................................            310,000            332,534
 California Statewide CDA, California State University Northridge, Refunding, AMBAC
   Insured, 6.00%, 4/01/26 ...............................................................          2,500,000          2,741,700
 Capistrano USD, CFD,
    Special Tax No. 9, 6.60%, 9/01/05 ....................................................            285,000            324,404
    Special Tax No. 9, 6.70%, 9/01/06 ....................................................            280,000            319,864
    Special Tax No. 9, 6.80%, 9/01/07 ....................................................            325,000            372,606
    Special Tax No. 9, 6.90%, 9/01/08 ....................................................            260,000            299,153
    Special Tax No. 9, 7.00%, 9/01/18 ....................................................          1,000,000          1,154,710
 Contra Costa County PFA Revenue, Refunding,
    6.625%, 9/02/10 ......................................................................          2,300,000          2,374,612
    6.875%, 9/02/16 ......................................................................          2,610,000          2,695,138

                                                                              87


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ...............................       $ 7,955,000       $ 9,698,497
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................         8,820,000        12,307,340
    Vista Hospital System, Refunding, Series B, 8.375%, 7/01/06 ...........................        11,100,000        11,862,015
    Vista Hospital System, Refunding, Series B, 9.50%, 7/01/20 ............................        10,885,000        12,280,239
 Eden Township Hospital District Health Facilities Revenue COP, Insured Eden Hospital
  Health Services Corp., Refunding,
    5.85%, 7/01/18 ........................................................................         4,845,000         5,133,907
 Emeryville RDA, MFHR, Emery Bay Apartments II,
    Refunding, Series A, 5.85%, 10/01/28 ..................................................        15,125,000        15,308,164
    sub. lien, Refunding, Series B, 6.35%, 10/01/28 .......................................         3,555,000         3,580,525
    sub. lien, Refunding, Series C, 7.875%, 10/01/28 ......................................         2,095,000         2,113,038
 Foothill/Eastern Corridor Agency, Toll Road Revenue, senior lien, Series A, 6.50%, 1/01/32        37,675,000        42,140,241
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
    7.75%, 9/01/25 ........................................................................         4,500,000         5,454,180
 Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 .......................         4,175,000         4,380,619
 Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 .........................................         6,365,000         6,737,225
 Irvine 1915 Act, AD No. 96, Group One, 5.75%, 9/02/22 ....................................         1,000,000         1,010,780
 Lake Elsinore 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 ...............................         6,000,000         6,352,560
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ........................................         3,065,000         3,082,379
 Los Angeles County CFD No. 4 Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22 ...        29,500,000        30,708,615
 Los Angeles MFR, Refunding,
    Series J-1A, 7.125%, 1/01/24 ..........................................................           175,000           180,651
    Series J-1B, 7.125%, 1/01/24 ..........................................................           675,000           696,796
    Series J-1C, 7.125%, 1/01/24 ..........................................................         1,435,000         1,481,336
    Series J-2A, 8.50%, 1/01/24 ...........................................................           955,000           983,621
    Series J-2B, 8.50%, 1/01/24 ...........................................................         3,330,000         3,429,800
    Series J-2C, 8.50%, 1/01/24 ...........................................................         7,090,000         7,302,487
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/08 ............................         1,800,000         1,850,112
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/17 ............................         7,595,000         7,806,445
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...............        25,000,000        27,217,500
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...................         9,500,000        10,394,140
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................         2,335,000         2,613,846
 Orinda 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 ...................................         2,834,000         2,934,579
 Palmdale Special Tax CFD, No. 9 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ...........        23,500,000        21,150,000
 Perris PFA, Local Agency Revenue, Series B,
    7.125%, 8/15/15 .......................................................................         2,035,000         2,143,018
    7.25%, 8/15/23 ........................................................................         4,095,000         4,322,232
 Riverside County COP, Airforce Village Project West Inc., Series A, 8.125%,
    6/15/07 ...............................................................................         7,160,000         7,708,742
    6/15/12 ...............................................................................         5,290,000         5,687,226
 Roseville Special Tax, North Central CFD No. 1,
    8.60%, 11/01/17 .......................................................................        12,000,000        13,197,120
    5.75%, 9/01/23 ........................................................................         3,000,000         3,031,650
 San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
      Series A,
    6.00%, 9/02/01 ........................................................................         1,450,000         1,486,192
    6.50%, 9/02/04 ........................................................................         1,285,000         1,317,626
    7.00%, 9/02/17 ........................................................................         2,720,000         2,787,293
 San Francisco Downtown Parking Corp. Parking Revenue,
    6.55%, 4/01/12 ........................................................................         1,800,000         1,985,184
    6.65%, 4/01/18 ........................................................................         2,150,000         2,366,398
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, 5.00%, 1/01/33 .......         5,930,000         5,732,531
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ...........................         1,500,000         1,546,695
 San Luis Obispo COP, Vista Hospital System Inc., 8.375%, 7/01/29 .........................        22,000,000        23,674,420
 San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ........................................................................           185,000           192,911
    6.80%, 9/02/15 ........................................................................           680,000           710,185
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
    Series B, MBIA Insured, 5.75%, 8/01/20 ................................................         3,000,000         3,214,860

88


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Santa Rosa 1915 Act, Fountain Grove Parkway Extension Assessment, Pre-Refunded,
    7.40%, 9/02/13 ........................................................................        $  3,340,000      $  3,440,200
    7.625%, 9/02/19 .......................................................................           3,450,000         3,553,500
 South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
   7.60%, 9/01/18 .........................................................................           2,000,000         2,134,680
 Vallejo Special Tax, CFD No. 198, 8.90%, 8/01/21 .........................................           7,500,000         8,233,800
                                                                                                                     ------------
                                                                                                                      493,703,990
                                                                                                                     ------------
 COLORADO 2.5%
 Adams County PCR, Public Service Co. of Colorado Project, Refunding, AMBAC Insured,
    5.10%, 1/01/19 ........................................................................           6,750,000         6,716,183
 Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ...................           2,485,000         2,700,375
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ................................           3,000,000         3,161,520
 Auraria Higher Education Center, Parking Facilities Revenue, Pre-Refunded,
    7.75%, 4/01/09 ........................................................................           3,450,000         3,612,978
    7.875%, 4/01/12 .......................................................................           1,600,000         1,677,696
 Colorado Health Facilities Authority Revenue,
    Beneficial Living System Inc., Series A, 10.125%, 10/01/20 ............................          12,300,000        13,198,392
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
     7/01/08 ..............................................................................           1,135,000         1,137,372
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
     7/01/20 ..............................................................................           3,000,000         2,956,260
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
     7/01/28 ..............................................................................           5,290,000         5,313,382
 Colorado HFA,
    SF Program, Series A-2, 9.25%, 8/01/01 ................................................             105,000           108,949
    SF Program, Series A-2, 9.375%, 8/01/02 ...............................................             240,000           251,321
    SF Program, Series B-1, 8.70%, 8/01/01 ................................................             175,000           180,619
    SFMR, Series B-3, 9.75%, 8/01/02 ......................................................             230,000           235,886
    SFMR, Series C, 9.20%, 8/01/02 ........................................................             385,000           400,138
    SFMR, Series C, 9.075%, 8/01/03 .......................................................             640,000           673,286
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA
   Insured, 5.00%, 9/01/21 ................................................................           9,000,000         8,821,350
 Colorado Springs Utilities Revenue, Series A, Pre-Refunded, 6.10%, 11/15/24 ..............           3,735,000         4,215,134
 Denver City and County Airport Revenue,
    Series A, 8.25%, 11/15/12 .............................................................           5,350,000         5,764,251
    Series A, 8.50%, 11/15/23 .............................................................          29,060,000        31,452,510
    Series A, 8.00%, 11/15/25 .............................................................             135,000           145,024
    Series A, MBIA Insured, 5.50%, 11/15/25 ...............................................           8,830,000         9,103,730
    Series A, Pre-Refunded, 8.25%, 11/15/12 ...............................................             490,000           537,716
    Series A, Pre-Refunded, 8.50%, 11/15/23 ...............................................           2,740,000         3,018,028
    Series A, Pre-Refunded, 8.00%, 11/15/25 ...............................................              10,000            10,933
    Series D, 7.75%, 11/15/13 .............................................................             500,000           632,825
    Series D, 7.75%, 11/15/21 .............................................................           3,425,000         3,751,642
    Series D, Pre-Refunded, 7.75%, 11/15/21 ...............................................             765,000           859,822
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ............................           2,305,000         2,485,228
 Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ........................................................................          41,200,000        46,004,332
 Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ........................           2,000,000         2,063,000
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
    5.60%, 12/01/25 .......................................................................           4,640,000         4,878,728
(e)Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 ............           3,000,000         1,804,740
                                                                                                                     ------------
                                                                                                                      167,873,350
                                                                                                                     ------------
 CONNECTICUT 2.2%
 Connecticut State Development Authority First Mortgage Revenue, East Hill Gladeview
  Health Project 86, Pre-Refunded,
    9.75%, 12/15/16 .......................................................................           2,600,000         2,853,422
 Connecticut State Development Authority PCR,
    Connecticut Light and Power, Refunding, Series B, 5.95%, 9/01/28 ......................          21,750,000        21,851,355
    Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ......................          74,975,000        75,319,885
    Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...............          12,500,000        12,557,500
 Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
  Co. Project, 6.15%, 4/01/35 .............................................................           3,000,000         3,246,240
 Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 ..........................           2,000,000         2,274,700
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .........................           2,400,000         2,532,096

                                                                              89


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series C-1, 6.30%, 11/15/17 ..........................................................        $19,995,000       $ 21,727,567
    Sub Series F-1, 6.00%, 5/15/17 .......................................................          3,500,000          3,746,715
                                                                                                                    ------------
                                                                                                                     146,109,480
                                                                                                                    ------------
 FLORIDA 6.8%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
  MBIA Insured, 5.80%, 12/01/26 ..........................................................          2,990,000          3,236,825
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
    Series A, 6.20%, 5/01/19 .............................................................         11,200,000         11,147,808
    Series B, 5.65%, 5/01/06 .............................................................          2,850,000          2,820,075
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
  Series 1984, 7.95%, 12/01/08 ...........................................................         18,160,000         19,167,880
 Capron Trails CDD,
    9.375%, 12/01/01 .....................................................................          1,100,000          1,165,043
    9.50%, 12/01/10 ......................................................................          5,795,000          6,134,587
 Championsgate CDD, Capital Improvement Revenue,
    Series A, 6.25%, 5/01/20 .............................................................          2,835,000          2,798,712
    Series B, 5.70%, 5/01/05 .............................................................          1,520,000          1,511,306
 East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
    8.75%, 9/01/01 .......................................................................          1,800,000          1,918,674
    8.625%, 9/01/11 ......................................................................         10,565,000         11,588,220
 Florida State Board of Education Capital Outlay, Public Education, Series B, 5.875%,
    6/01/24 ..............................................................................          7,000,000          7,619,220
    6/01/25 ..............................................................................          2,000,000          2,176,920
 Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
  Phase One, 8.00%, 5/01/20 ..............................................................          4,010,000          4,311,993
 Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19 .............................................................          1,895,000          1,905,062
    Series B, 6.00%, 5/01/03 .............................................................          2,750,000          2,767,793
 Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ................          2,000,000          2,013,200
 Heritage Palms CDD, Capital Improvement Revenue, 5.40%, 11/01/03 ........................          5,140,000          5,118,720
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems, 5.25%,
    11/15/28 .............................................................................         10,000,000          9,692,200
 Indian Trace CDD,
    Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ..................................         10,400,000         10,896,392
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ............          9,065,000         10,101,492
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ............         12,760,000         14,328,842
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
  Series A, 6.75%, 1/01/19 ...............................................................         15,345,000         15,326,433
 Lakewood Ranch CDD 2, Benefit Special Assessment,
    6.25%, 5/01/18 .......................................................................         11,970,000         11,811,038
    Series A, 8.125%, 5/01/17 ............................................................         10,245,000         11,265,914
    Series B, 8.125%, 5/01/17 ............................................................          4,565,000          5,019,902
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .......................          8,245,000          8,872,609
 Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21          6,500,000          7,342,010
 Meadow Pointe CDD, Capital Improvement Revenue, 6.875%, 7/01/99 .........................          7,870,000          7,909,665
 Meadow Pointe II CDD, Capital Improvement Revenue,
    Series A, 5.25%, 8/01/03 .............................................................          1,000,000            987,580
    Series B, 5.50%, 8/01/05 .............................................................          3,675,000          3,626,086
 Mount Dora County Club CDD, Special Assessment Revenue,
    6.75%, 5/01/03 .......................................................................            340,000            341,214
    7.125%, 5/01/05 ......................................................................          3,490,000          3,539,733
    7.75%, 5/01/13 .......................................................................          2,090,000          2,152,825
 Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 .......................          5,940,000          6,014,785
 North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
    5.75%, 1/15/27 .......................................................................         20,000,000         21,464,200
 North Springs ID,
    Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .........          1,300,000          1,369,862
    Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .........          3,785,000          3,887,574
    Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .............................          1,940,000          2,097,858
    Water Management, Series B, 8.30%, 5/01/24 ...........................................          1,705,000          2,084,942

90


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
 Northwood CDD, Special Assessment Revenue,
    6.40%, 5/01/02 ..........................................................................      $  2,925,000      $  2,971,361
    Series A, 7.125%, 5/01/00 ...............................................................           390,000           393,069
    Series B, 7.60%, 5/01/17 ................................................................         1,575,000         1,637,354
 Orlando Special Assessment Revenue, Conroy Road Interchange Project, Series A,
    5.80%, 5/01/26 ..........................................................................         3,250,000         3,249,708
 Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project,
  Refunding, 8.25%, 10/01/15 ................................................................         6,000,000         6,541,800
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.85%, 2/15/21 ..........................................................................        27,000,000        21,060,000
 Pelican Marsh CDD, Special Assessment Revenue,
    ETM, Series A, 8.25%, 5/01/99 ...........................................................           215,000           216,817
    ETM, Series A, 8.25%, 5/01/00 ...........................................................           230,000           243,255
    ETM, Series A, 8.25%, 5/01/01 ...........................................................           250,000           275,315
    ETM, Series A, 8.25%, 5/01/02 ...........................................................           270,000           307,608
    ETM, Series A, 8.25%, 5/01/03 ...........................................................           295,000           346,303
    ETM, Series A, 8.25%, 5/01/04 ...........................................................           315,000           380,107
    Refunding, Series A, 5.00%, 5/01/11 .....................................................         7,220,000         7,451,906
    Refunding, Series A, 5.50%, 5/01/16 .....................................................         4,370,000         4,506,956
    Refunding, Series B, 5.25%, 5/01/09 .....................................................           325,000           335,309
    Series A, Pre-Refunded, 8.25%, 5/01/16 ..................................................         6,590,000         7,891,986
    Series C, 7.00%, 5/01/19 ................................................................        13,460,000        13,852,359
    Series D, 6.95%, 5/01/19 ................................................................         8,185,000         8,424,166
 Pembroke Pines Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20 .................         1,225,000         1,323,245
 Piney-Z CDD, Capital Improvement Revenue,
    Series A, 7.25%, 5/01/19 ................................................................           995,000         1,013,457
    Series B, 6.50%, 5/01/02 ................................................................         6,320,000         6,321,074
 Port Orange Lease Finance Corp. Recreation Facilities Lease Revenue, Pre-Refunded, 8.75%,
    10/01/12 ................................................................................         2,230,000         2,347,320
 Reserve CDD,
    Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ......................         4,395,000         4,659,140
    Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ...........         4,400,000         4,386,360
 River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ...............................         4,000,000         3,952,080
 Riverwood Community Development Revenue, Special AD, Series A,
    6.75%, 5/01/04 ..........................................................................         3,320,000         3,457,116
    7.75%, 5/01/14 ..........................................................................         1,265,000         1,333,753
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Refunding,
    8.60%, 10/01/02 .........................................................................           195,000           199,551
 St. Lucie West Services District Capital Improvement Revenue,
    Cascades Project, 6.10%, 5/01/18 ........................................................         2,560,000         2,548,301
    Lake Charles Project, 6.375%, 8/01/02 ...................................................         3,135,000         3,140,079
 St. Lucie West Services District Revenue, Port St. Lucie, Refunding,
    7.875%, 5/01/20 .........................................................................        19,785,000        20,922,044
    8.25%, 12/01/23 .........................................................................        22,715,000        24,374,785
 St. Lucie West Services District Water Management Benefit Tax, 7.70%, 5/01/25 ..............         4,945,000         5,161,443
 Stoneybrook CDD, Capital Improvement Revenue,
    Series A, 6.10%, 5/01/19 ................................................................           830,000           834,150
    Series B, 5.70%, 5/01/08 ................................................................         2,610,000         2,622,711
 Sumter County IDAR, Little Sumter Utility Co. Project,
    6.75%, 10/01/27 .........................................................................         2,950,000         2,952,478
    7.25%, 10/01/27 .........................................................................         4,200,000         4,270,644
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .........................         9,300,000        10,553,826
 Village CDD No. 1, Capital Improvement Revenue,
    6.75%, 5/01/02 ..........................................................................            60,000            62,003
    8.40%, 5/01/12 ..........................................................................           945,000         1,005,849
    8.00%, 5/01/15 ..........................................................................         2,895,000         3,048,927
 Village Center CDD, Recreational Revenue,
    Sub Series B, 8.25%, 1/01/17 ............................................................         2,700,000         2,871,396
    Sub Series C, 7.375%, 1/01/19 ...........................................................         2,640,000         2,650,322
 Westchase East CDD, Capital Improvement Revenue, 6.10%, 5/01/20 ............................         6,200,000         6,204,092
                                                                                                                     ------------
                                                                                                                      449,836,719
                                                                                                                     ------------

                                                                              91


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
GEORGIA .7%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ...........................................................................        $  1,470,000        $  1,420,167
 Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding and
  Improvement, Series A, AMBAC Insured,
    5.70%, 1/01/19 .....................................................................          10,000,000          10,625,300
 Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia
    Baptist Health Care System Project,
    6.25%, 10/01/18 ....................................................................           6,000,000           5,926,320
    6.375%, 10/01/28 ...................................................................           9,000,000           8,899,020
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture,
    Refunding, Series A, MBIA Insured,
    5.625%, 7/01/20 ....................................................................          15,000,000          15,920,700
 Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ...............................           1,270,000           1,381,760
                                                                                                                    ------------
                                                                                                                      44,173,267
                                                                                                                    ------------
 HAWAII .2%
 Hawaii State Department of Transportation Special Facilities Revenue, Continental
    Airlines Inc., 9.70%, 6/01/20 ......................................................           6,500,000           6,942,065
 Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 .........................           4,640,000           4,891,117
 Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ..................           1,315,000           1,458,690
                                                                                                                    ------------
                                                                                                                      13,291,872
                                                                                                                    ------------
 IDAHO .4%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..............          22,360,000          23,868,853
                                                                                                                    ------------
 ILLINOIS 4.8%
 Alton Hospital Facilities Revenue, St. Anthony's Health Center Project,
    Pre-Refunded, 8.375%, 9/01/14 ......................................................           8,655,000           9,052,178
 Aurora MFR, Fox Valley Two-Oxford Limited Development, Refunding, Series A, GNMA
    Secured, 6.125%, 2/20/32 ...........................................................           5,635,000           5,928,753
 Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured,
    5.90%, 8/01/23 .....................................................................          11,000,000          11,623,150
 Chicago O'Hare International Airport Special Facilities Revenue,
    American Airlines Inc. Project, 8.20%, 12/01/24 ....................................           7,830,000           9,310,340
    United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .............................          14,840,000          16,268,944
    United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .............................           3,540,000           3,880,867
 Chicago Wastewater Transmission Revenue, MBIA Insured, Pre-Refunded, 6.375%, 1/01/24 ..           4,780,000           5,467,412
 Cook County GO, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ...................          22,875,000          23,938,230
 Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
    Sunbelt Obligation,
    5.65%, 11/15/24 ....................................................................          10,000,000           9,945,400
    5.50%, 11/15/29 ....................................................................          10,000,000           9,654,500
 Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project,
    Refunding, Series 1991, 7.25%, 6/01/11 .............................................           7,000,000           7,524,790
 Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
    5.50%, 5/15/21 .....................................................................          10,500,000          10,826,970
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 ...............................................................           2,330,000           2,561,159
    Pre-Refunded, 7.25%, 5/15/22 .......................................................           7,000,000           9,037,420
 Illinois Health Facilities Authority Revenue,
    Northwestern Medical Center, Pre-Refunded, 6.625%, 11/15/25 ........................           6,500,000           7,519,395
    Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .....           9,000,000          10,011,510
    Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 .....................           2,000,000           2,254,320
    Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..............           3,370,000           3,655,102
    Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ................................           3,000,000           3,123,990
    St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................           1,215,000           1,304,521
    St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................           6,695,000           7,222,231
    Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ......................           5,125,000           4,913,953
    Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .....................           8,595,000           8,233,666
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center,
    5.75%, 7/01/06 .....................................................................           1,650,000           1,766,886
    6.25%, 7/01/17 .....................................................................          11,000,000          11,881,430
    7.00%, 7/01/26 .....................................................................           7,500,000           9,178,575
 Robbins Resource Recovery Revenue,
    Series A, 8.375%, 10/15/10 .........................................................          10,000,000           5,500,000
    Series A, 8.375%, 10/15/16 .........................................................         145,175,000          79,846,250
    Series B, 8.375%, 10/15/16 .........................................................          47,200,000          25,960,000
 Sterling First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 8/01/19 .......           1,275,000           1,324,445
                                                                                                                    ------------
                                                                                                                     318,716,387
                                                                                                                    ------------

92


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
INDIANA .4%
Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ....................        $  5,000,000        $  5,631,750
Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ..............           4,060,000           4,223,090
Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
    8/15/19 ..............................................................................           3,000,000           2,946,840
    8/15/28 ..............................................................................           5,000,000           4,861,650
 Indiana Health Facility Financing Authority Hospital Revenue,
 Hancock Memorial Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 ............           3,000,000           3,267,810
 Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................           1,500,000           1,446,240
 White River Elementary Building Corp. First Mortgage, AMBAC Insured, 5.00%, 7/15/16 .....           1,000,000           1,001,600
                                                                                                                      ------------
                                                                                                                        23,378,980
                                                                                                                      ------------
 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ...............           5,730,000           6,538,675
                                                                                                                      ------------

 KENTUCKY .8%
 Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
    5.40%, 1/01/12 .......................................................................             460,000             465,000
    5.70%, 1/01/19 .......................................................................           1,100,000           1,107,854
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
    8.10%, 12/01/15 ......................................................................          11,000,000          11,498,300
    Series A, 7.50%, 2/01/20 .............................................................          11,230,000          12,262,037
    Series B, 7.25%, 2/01/22 .............................................................           3,595,000           3,909,455
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .........           7,835,000           8,056,260
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ............             830,000             922,570
 Russell Health System Revenue,
    8.10%, 7/01/15 .......................................................................           3,230,000           3,858,429
    Franciscan Health Center, Series B, 8.10%, 7/01/01 ...................................           1,100,000           1,185,217
    Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 ....................................           1,000,000           1,031,210
    Pre-Refunded, 8.10%, 7/01/15 .........................................................           4,270,000           5,404,710
 Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 .......             900,000             988,119
                                                                                                                      ------------
                                                                                                                        50,689,161
                                                                                                                      ------------
 LOUISIANA 2.5%
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%,
    6/01/12 ..............................................................................           1,565,000           1,658,180
 Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 .......          15,500,000          15,678,870
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
  Refunding, 7.75%, 8/15/22 ..............................................................          35,000,000          39,593,400
 Louisiana Public Facilities Authority Revenue, Xavier University of Louisiana Project,
  Refunding, MBIA Insured, 5.25%, 9/01/17 ................................................           5,000,000           5,097,000
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..           4,850,000           5,182,322
 St. Charles Parish PCR, Louisiana Power and Light Co. Project,
    8.25%, 6/01/14 .......................................................................          25,500,000          26,494,500
    8.00%, 12/01/14 ......................................................................          13,525,000          14,254,674
 St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding,
    5.70%, 11/15/28 ......................................................................           4,000,000           3,844,840
 West Feliciana Parish PCR,
    Gulf State Utility Co. Project, Refunding, 8.00%, 12/01/24 ...........................          17,200,000          17,969,356
    Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 ............................           4,000,000           4,066,520
    Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 .............................          19,600,000          19,887,532
    Series A, 7.50%, 5/01/15 .............................................................           8,740,000           9,641,181
                                                                                                                      ------------
                                                                                                                       163,368,375
                                                                                                                      ------------
 MAINE .6%
 Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
    7.90%, 6/01/15 .......................................................................           5,000,000           5,283,800
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................           4,800,000           5,222,880
 Skowhegan PCR, S.D. Warren Co.,
    Series A, 6.65%, 10/15/15 ............................................................          24,570,000          26,226,509
    Series B, 6.65%, 10/15/15 ............................................................           4,940,000           5,273,055
                                                                                                                      ------------
                                                                                                                        42,006,244
                                                                                                                      ------------

                                                                              93


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MARYLAND .6%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
    and Improvement,
    Series B, 8.50%, 9/01/03 ............................................................        $  4,510,000        $  5,288,742
    Series B, 8.50%, 9/01/07 ............................................................           5,340,000           6,692,302
    Series B, Pre-Refunded, 8.50%, 9/01/22 ..............................................           3,550,000           4,179,060
    Series C, Pre-Refunded, 6.00%, 9/01/21 ..............................................           5,000,000           5,431,200
 Maryland State CDA, Department of Housing and Community Development, Series A,
    5.875%, 7/01/16 .....................................................................           3,975,000           4,182,217
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
   Series B, 8.50%,
    9/01/03 .............................................................................           4,700,000           5,511,549
    9/01/07 .............................................................................           6,975,000           8,741,349
                                                                                                                       40,026,419
 MASSACHUSETTS 1.9%
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Refunding, Series C, 5.00%, 3/01/24 .................................................           5,000,000           4,964,700
    Series A, 7.00%, 3/01/21 ............................................................           2,000,000           2,502,040
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Series A, 6.75%, 7/01/11 ............................................................           4,435,000           4,760,662
    Series B, 6.75%, 7/01/17 ............................................................           3,170,000           3,390,632
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .....................           5,000,000           5,398,500
    Framingham Union Hospital, Pre-Refunded, 8.50%, 7/01/10 .............................           1,910,000           2,075,731
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .................           9,000,000           9,145,530
    Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 .................           3,250,000           3,258,645
    Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 .................           5,735,000           5,750,083
 Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
    Series A, 9.00%, 7/01/15 ............................................................          15,490,000          17,247,960
    Series B, 9.25%, 7/01/15 ............................................................          20,470,000          22,855,983
 Massachusetts State Industrial Finance Agency Revenue, Cape Cod Health Systems,
  Pre-Refunded, 8.50%, 11/15/20 .........................................................           4,500,000           4,972,500
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................          38,500,000          37,105,530
    Sub Series B, MBIA Insured, 5.25%, 1/01/29 ..........................................           1,625,000           1,629,826
                                                                                                                      125,058,322
 MICHIGAN 2.2%
 Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%,
    3/01/10 .............................................................................           5,720,000           6,194,932
 Detroit GO,
    City School District, Series A, AMBAC Insured, Pre-Refunded, 5.85%, 5/01/16 .........           5,175,000           5,860,998
    Refunding, Series B, 6.375%, 4/01/07 ................................................           7,535,000           8,370,104
    Refunding, Series B, 6.25%, 4/01/08 .................................................           3,000,000           3,312,690
    Series A, Pre-Refunded, 6.80%, 4/01/15 ..............................................           5,160,000           6,003,402
 Dickinson County Memorial Hospital System Revenue, 8.125%, 11/01/24 ....................           4,250,000           4,882,060
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
    5.625%, 9/01/10 .....................................................................           2,000,000           1,987,960
    5.75%, 9/01/17 ......................................................................           1,000,000             993,030
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
   Hospital, Refunding, MBIA Insured,
   5.50%, 5/15/28 .......................................................................           4,180,000           4,320,991
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded,
    6.125%, 1/15/21 .....................................................................          11,770,000          13,475,826
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
    Calvin College Project, 5.55%, 6/01/17 ..............................................           1,000,000           1,002,230
 Michigan State Hospital Finance Authority Revenue,
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ........           4,250,000           4,330,963
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ........          11,500,000          11,871,450
    Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ...............          16,500,000          15,834,390
    Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ......................           9,310,000          10,008,343
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .....................           4,750,000           4,832,603
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ........................           4,000,000           4,035,120
    Sinai Hospital, Refunding, 6.625%, 1/01/16 ..........................................           2,990,000           3,139,291
    Sinai Hospital, Refunding, 6.70%, 1/01/26 ...........................................           7,250,000           7,648,968

94


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
 Pollution Project, Refunding, Series BB,
    MBIA Insured, 6.20%, 8/15/25 ................................................................   $  7,825,000   $  8,642,634
Muskegon Hospital Finance Authority Hospital Revenue,
 Muskegon General Hospital, Refunding, Series A, 8.25%, 2/15/11 ..................................     3,500,000      3,737,055
 Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, 5.60%, 2/15/13 ..........................................................     2,395,000      2,388,031
    Series A, 5.75%, 2/15/23 .....................................................................     4,125,000      4,131,476
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, 7.00%, 11/01/13 ................     1,900,000      2,082,096
 Wayne County GO,
    IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ........................................     4,500,000      5,138,190
    South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ............................     2,640,000      2,791,166
 Wyandotte Tax Increment Finance Authority Central Development Area Project, Pre-Refunded,
    7.875%,
    6/01/09 ......................................................................................       500,000        510,870
    6/01/10 ......................................................................................       500,000        510,870
                                                                                                                   ------------
                                                                                                                    148,037,739
                                                                                                                   ------------
 MINNESOTA 2.3%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
    10/01/00 .....................................................................................       245,000        258,607
    4/01/10 ......................................................................................     1,500,000      1,602,675
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 ......      5,000,000      4,251,050
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ................    10,500,000     10,257,555
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ....................     2,200,000      2,193,070
 Minneapolis CDA, Supported Development Revenue, Limited Tax,
    Series 2, 8.40%, 12/01/12 ....................................................................     2,785,000      2,867,909
    Series 3-A, 8.375%, 12/01/19 .................................................................       600,000        649,128
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
    5.875%, 11/15/18 .............................................................................     2,500,000      2,523,975
6.00%, 11/15/28 ..................................................................................     4,750,000      4,825,383
 Minnesota Agriculture and Economic Development Board Revenue, Health Care
 System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26
                                                                                                      23,380,000     24,997,662
Minnesota State HFA, Rental Housing, Refunding, Series D,
 MBIA Insured, 5.95%, 2/01/18 ....................................................................     3,330,000      3,505,558
Northfield First Mortgage
 Nursing Home Revenue, Minnesota Odd Fellows Home Project, 8.75%, 10/01/03
                                                                                                         880,000        899,149
Northwest Multi-County RDAR, Government Housing, Pooled Housing
 Project, 7.40%, 7/01/26 .........................................................................     5,165,000      4,390,250
Robbinsdale MFHR, Copperfield Phase
 II Apartments, Refunding, 9.00%, 3/01/25 ........................................................     4,110,000      4,239,424
Rochester Health
 Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............................    15,000,000     15,649,200
Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%,
 12/01/29 ........................................................................................     3,445,000      3,733,312
 (e) South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .................    10,000,000      6,000,000
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ...................................................     5,785,000      6,276,609
 St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..........................................     1,345,000      1,471,820
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%,
     10/01/21 ..............        570,000        596,214
 St. Paul Port Authority IDR,
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ........................................        40,000         40,398
    SDA Enterprises, Series K, 10.25%, 10/01/10 ..................................................     1,095,000      1,085,714
    Series A-I, 8.50%, 12/01/01 ..................................................................       665,000        660,983
    Series A-I, 9.00%, 12/01/02 ..................................................................       260,000        262,543
    Series A-I, 9.00%, 12/01/12 ..................................................................     4,300,000      4,069,864
    Series A-II, 8.50%, 12/01/01 .................................................................       650,000        646,074
    Series A-II, 9.00%, 12/01/02 .................................................................       255,000        257,494
    Series A-II, 9.00%, 12/01/12 .................................................................     4,235,000      4,008,343
    Series A-III, 8.50%, 12/01/01 ................................................................       680,000        675,893
    Series A-III, 9.00%, 12/01/02 ................................................................       265,000        267,592
    Series A-III, 9.00%, 12/01/12 ................................................................     4,430,000      4,192,906
    Series A-IV, 8.50%, 12/01/01 .................................................................       525,000        521,829
    Series A-IV, 9.00%, 12/01/02 .................................................................       205,000        207,005
    Series A-IV, 9.00%, 12/01/12 .................................................................     3,375,000      3,194,370
    Series C, 10.00%, 12/01/01 ...................................................................       860,000        872,470
    Series C, 10.00%, 12/01/02 ...................................................................       715,000        725,368



                                                                              95


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
    Series C, 10.00%, 12/01/06 .......................................................   $  2,930,000   $  2,903,747
    Series C, 9.875%, 12/01/08 .......................................................      3,100,000      3,057,189
    Series F, 10.25%, 10/01/99 .......................................................         65,000         65,168
    Series F, 8.00%, 9/01/00 .........................................................         25,000         24,931
    Series F, 10.25%, 10/01/00 .......................................................         70,000         70,657
    Series F, 8.00%, 9/01/01 .........................................................         25,000         24,991
    Series F, 10.25%, 10/01/01 .......................................................         80,000         80,799
    Series F, 8.00%, 9/01/02 .........................................................         25,000         25,060
    Series F, 10.25%, 10/01/02 .......................................................         90,000         90,647
    Series F, 8.00%, 9/01/19 .........................................................      1,025,000        870,338
    Series I, 10.75%, 12/01/00 .......................................................         15,000         15,219
    Series I, 10.75%, 12/01/01 .......................................................         15,000         15,331
    Series I, 10.75%, 12/01/02 .......................................................         15,000         15,331
    Series J, 9.50%, 12/01/01 ........................................................         80,000         81,342
    Series J, 9.50%, 12/01/02 ........................................................         95,000         96,535
    Series J, 9.50%, 12/01/11 ........................................................      1,325,000      1,304,529
    Series L, 9.50%, 12/01/01 ........................................................         40,000         40,671
    Series L, 9.75%, 12/01/01 ........................................................         25,000         25,416
    Series L, 9.50%, 12/01/02 ........................................................         45,000         45,727
    Series L, 9.75%, 12/01/02 ........................................................         30,000         30,478
    Series L, 9.50%, 12/01/14 ........................................................      1,025,000      1,007,524
    Series L, 9.75%, 12/01/14 ........................................................      1,530,000      1,509,284
    Series N, 10.00%, 12/01/01 .......................................................         65,000         66,046
    Series N, 10.75%, 10/01/02 .......................................................      1,300,000      1,313,182
    Series N, 10.00%, 12/01/02 .......................................................         65,000         66,024
    Series N, 10.00%, 12/01/14 .......................................................      1,405,000      1,392,847
    Series S, 9.625%, 12/01/01 .......................................................         55,000         55,065
    Series S, 9.625%, 12/01/02 .......................................................         60,000         60,043
    Series S, 9.625%, 12/01/14 .......................................................      1,280,000      1,270,950
    Series T, 9.625%, 12/01/01 .......................................................         30,000         30,502
    Series T, 9.625%, 12/01/02 .......................................................         35,000         35,562
    Series T, 9.625%, 12/01/14 .......................................................        910,000        903,566
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    6/01/16 ..........................................................................      5,040,000      5,120,086
    6/01/26 ..........................................................................     10,660,000     10,829,387
                                                                                                        ------------
                                                                                                         155,421,570
                                                                                                        ------------
 MISSISSIPPI 1.3%
 Claiborne County PCR,
    Middle South Energy Inc. Project, Series A, 9.50%, 12/01/13 ......................      8,515,000      8,828,863
    Middle South Energy Inc. Project, Series B, 8.25%, 6/01/14 .......................      9,750,000     10,118,453
    Systems Energy Resources Inc., Refunding, 7.30%, 5/01/25 .........................      2,500,000      2,621,225
    Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .........................     33,295,000     34,327,145
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
    Refunding, Series A, 5.50%, 10/01/21 .............................................      4,000,000      3,943,840
    Series B, 5.50%, 10/01/21 ........................................................      1,000,000        985,960
 Lowndes County Hospital Revenue, Golden Triangle Medical Center, 8.50%, 2/01/10 .....      4,035,000      4,239,090
 Mississippi Business Finance Corp. PCR, Systems Energy Resources Inc. Project, 5.875%,
    4/01/22 ..........................................................................     23,400,000     23,372,388
                                                                                                        ------------
                                                                                                          88,436,964
                                                                                                        ------------
 MISSOURI 1.4%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ....................................................      1,000,000      1,163,220
    Pre-Refunded, 6.40%, 12/01/25 ....................................................      3,000,000      3,519,360
    Refunding, 5.25%, 12/01/20 .......................................................     12,280,000     12,200,303
    Refunding, 5.25%, 12/01/26 .......................................................      8,875,000      8,746,668
 Marshall IDA, Hospital Revenue, John Fitzgibbon Memorial Hospital, Pre-Refunded,
    10.00%, 5/01/20 ..................................................................      8,600,000      9,421,214


96



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI (CONT.)
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Heartland Health, Refunding and Improvement,
    8.125%, 10/01/10 .....................................................................   $ 7,300,000   $ 7,635,362
 Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 ....     1,320,000     1,397,075
 Perry County GO, Perry Memorial Hospital, Pre-Refunded, 9.125%, 6/01/11 .................     1,600,000     1,743,296
 St. Louis County IDA, Kiel Center, Refunding,
    7.625%, 12/01/09 .....................................................................     8,000,000     8,732,000
    7.75%, 12/01/13 ......................................................................     5,175,000     5,651,721
    7.875%, 12/01/24 .....................................................................     6,000,000     6,556,380
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ..............     8,640,000     9,452,851
    Refunding, Series A, 6.00%, 7/15/13 ..................................................    14,250,000    14,891,535
                                                                                                           -----------
                                                                                                            91,110,985
                                                                                                           -----------
 MONTANA .3%
 Montana State Board of Housing SFM,
    Senior Bonds, Series B-2, 8.90%, 10/01/00 ............................................       125,000       127,579
    Series A, FHA Insured, 8.275%, 10/01/03 ..............................................       405,000       423,970
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
    7.00%, 12/31/19 ......................................................................    20,770,000    20,090,198
                                                                                                           -----------
                                                                                                            20,641,747
                                                                                                           -----------
 NEBRASKA .5%
 Douglas County Hospital Authority No. 1 Revenue, Alegent Health, Immanuel Medical Center,
    Refunding, 5.25%, 9/01/21 ............................................................     3,670,000     3,720,242
 Kearney IDR, Great Platte River Road, 6.75%,
    1/01/23 ..............................................................................     9,000,000     8,831,700
    1/01/28 ..............................................................................     6,500,000     6,338,215
 Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    Series A, MBIA Insured, 5.375%, 6/01/19 ..............................................     5,465,000     5,605,232
 Nebraska Investment Finance Authority Health Facilities Revenue, Children's Healthcare
    Services, AMBAC Insured, 5.50%, 8/15/27 ..............................................     8,000,000     8,354,480
 Scotts Bluff County Hospital Authority No. 1 Hospital Revenue,
    Regional West, 6.375%, 12/15/08 ......................................................     1,145,000     1,240,676
    Regional West Medical Center, Pre-Refunded, 6.375%, 12/15/08 .........................       955,000     1,062,781
                                                                                                           -----------
                                                                                                            35,153,326
                                                                                                           -----------
 NEVADA 3.4%
 Clark County IDR,
    Nevada Power Co. Project, Refunding, Series C, 5.50%, 10/01/30 .......................    38,400,000    37,279,104
    Nevada Power Co. Project, Series A, 5.60%, 10/01/30 ..................................    23,900,000    23,550,582
    Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..................................     9,325,000     9,413,308
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 .......................................    13,775,000    14,848,761
 Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 .............................     7,550,000     7,790,770
 Henderson Local ID,
    No. 2, 9.50%, 8/01/11 ................................................................     5,725,000     5,917,990
    No. T-1, Series A, 8.50%, 8/01/13 ....................................................    22,870,000    24,567,183
    No. T-4, Series A, 8.50%, 11/01/12 ...................................................     9,120,000     9,480,149
    No. T-4, Series B, 7.30%, 11/01/12 ...................................................     4,630,000     4,783,253
    No. T-10, 7.50%, 8/01/15 .............................................................     7,275,000     7,520,895
    No. T-12, Series A, 7.375%, 8/01/18 ..................................................    49,995,000    49,811,518
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    6.10%, 6/15/14 .......................................................................     3,500,000     3,676,855
 Las Vegas Local Improvement Bond Special Assessment,
    ID No. 404, 5.85%, 11/01/09 ..........................................................     3,395,000     3,472,712
    ID No. 707, 6.60%, 6/01/05 ...........................................................     1,000,000     1,035,430
    ID No. 707, 6.70%, 6/01/06 ...........................................................     1,235,000     1,279,052
    ID No. 707, 6.80%, 6/01/07 ...........................................................     1,805,000     1,869,818
    ID No. 707, 7.10%, 6/01/16 ...........................................................     8,000,000     8,293,040
 Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ................     7,615,000     7,796,770
 Nevada Housing Division, SF Program, Subordinated,
    FI/GML, Series A, 9.30%, 10/01/00 ....................................................        80,000        81,966
    FI/GML, Series A-1, 8.75%, 10/01/04 ..................................................       220,000       232,632
    FI/GML, Series A-2, 9.375%, 10/01/00 .................................................        85,000        87,182



                                                                              97


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEVADA (CONT.)
 Nevada Housing Division, SF Program, Subordinated, (cont.)
    FI/GML, Series A-2, 8.65%, 10/01/01 ...................................................   $    240,000   $    245,018
    FI/GML, Series A-3, 9.20%, 10/01/00 ...................................................        115,000        117,640
    FI/GML, Series B, 9.50%, 10/01/01 .....................................................        175,000        181,309
    FI/GML, Series B-1, 7.90%, 10/01/05 ...................................................        575,000        602,474
    FI/GML, Series C-1, 7.55%, 10/01/05 ...................................................        715,000        754,218
    Series B-2, 9.65%, 10/01/02 ...........................................................        145,000        149,765
    Series C-1, 9.60%, 10/01/02 ...........................................................        215,000        216,926
                                                                                                             ------------
                                                                                                              225,056,320
                                                                                                             ------------
 NEW HAMPSHIRE 2.6%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Hillcrest Terrace, 7.50%, 7/01/24 .....................................................     18,750,000     20,172,375
    Hospital Littleton Hospital Association, Series B, 5.90%, 5/01/28 .....................      2,000,000      1,988,780
    Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..............................      9,290,000      9,736,385
    New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................      1,300,000      1,330,368
 New Hampshire State Business Finance Authority PCR,
    Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 .................     21,000,000     21,047,670
    Public Service Co. of New Hampshire, Refunding, Series D, 6.00%, 5/01/21 ..............     28,000,000     28,526,120
    Public Service Co. of New Hampshire, Refunding, Series E, 6.00%, 5/01/21 ..............     21,800,000     22,209,622
    United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ........................      3,000,000      3,064,560
 New Hampshire State IDAR, Pollution Control,
    Connecticut Light and Power Co., 5.90%, 11/01/16 ......................................      5,400,000      5,484,888
    Connecticut Light and Power Co., 5.90%, 8/01/18 .......................................      8,000,000      8,111,600
    Public Service Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 .................     10,970,000     11,594,522
    Public Service Co. of New Hampshire Project, Series C, 7.65%, 5/01/21 .................     34,635,000     36,606,771
                                                                                                             ------------
                                                                                                              169,873,661
                                                                                                             ------------
 NEW JERSEY .4%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ..............................................................      2,180,000      2,169,776
    Series 1, 6.00%, 1/01/29 ..............................................................      5,000,000      4,904,250
    Series 2, 6.125%, 1/01/19 .............................................................      2,125,000      2,110,083
    Series 2, 6.125%, 1/01/29 .............................................................      5,105,000      4,995,038
 New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .........      1,500,000      1,490,055
 New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
    8.40%, 7/01/19 ........................................................................      2,100,000      2,154,768
 New Jersey State Housing and Mortgage Finance Agency MFHR, Refunding, Series A,
    AMBAC Insured,
    6.00%, 11/01/14 .......................................................................      3,000,000      3,204,990
    6.05%, 11/01/20 .......................................................................      5,500,000      5,863,715
                                                                                                             ------------
                                                                                                               26,892,675
                                                                                                             ------------
 NEW MEXICO 4.2%
 Farmington PCR,
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16    29,045,000     30,754,298
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 5.80%, 4/01/22     22,000,000     22,324,280
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23     58,250,000     61,030,273
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 6.30%, 12/01/16    14,500,000     15,353,325
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.80%, 4/01/22     19,500,000     19,787,430
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.80%, 4/01/22     13,900,000     14,104,886
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22    64,125,000     68,366,869
    Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..................................     37,000,000     40,904,240
 New Mexico Mortgage Finance Authority SFM Program,
    Refunding, Series A-1, 7.90%, 7/01/04 .................................................        820,000        855,178
    Series A, 9.50%, 9/01/00 ..............................................................        170,000        172,385
    Series A, 9.10%, 9/01/03 ..............................................................        720,000        759,859
    Series A, FHA Insured, 8.80%, 9/01/01 .................................................        195,000        200,376



98



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEW MEXICO (CONT.)
 New Mexico Mortgage Finance Authority SFM Program, (cont.)
    Series B, 9.30%, 9/01/00 ...............................................................   $     60,000   $     60,835
    Sub Series A, 9.55%, 9/01/02 ...........................................................        575,000        591,704
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15     3,620,000      3,930,777
                                                                                                              ------------
                                                                                                               279,196,715
                                                                                                              ------------
 NEW YORK 12.2%
 Long Island Power Authority Electric System Revenue, Series A, FSA Insured, 5.25%, 12/01/26     50,470,000     50,892,434
 Metropolitan Transportation Authority Commuter Facilities Revenue,
    Series 8, 5.50%, 7/01/21 ...............................................................     16,775,000     17,520,481
    Series A, 5.625%, 7/01/27 ..............................................................     12,880,000     13,575,391
    Series R, 5.50%, 7/01/17 ...............................................................      2,000,000      2,096,980
    Service Contract, Refunding, Series 1, 5.70%, 7/01/24 ..................................     10,000,000     10,499,300
 Metropolitan Transportation Authority Service Contract Revenue,
    Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...............................      3,860,000      4,126,494
    Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ...............................      3,330,000      3,688,075
    Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ...............................      3,050,000      3,383,365
    Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ................................      2,330,000      2,580,545
    Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ................................      2,470,000      2,739,971
    Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ...............................      7,830,000      8,706,412
    Transit Facilities, Refunding, Series P, 5.75%, 7/01/15 ................................      6,065,000      6,407,733
 Metropolitan Transportation Authority Transit Facilities Revenue,
    Series A, MBIA Insured, 5.875%, 7/01/27 ................................................     22,700,000     24,981,350
    Service Contract, Refunding, Series R, 5.50%, 7/01/17 ..................................      5,000,000      5,250,100
 New York City GO,
    Refunding, Series F, 6.00%, 8/01/11 ....................................................     10,000,000     11,057,200
    Refunding, Series F, 5.25%, 8/01/15 ....................................................     20,580,000     20,938,298
    Refunding, Series F, 5.375%, 8/01/19 ...................................................     41,250,000     41,912,063
    Refunding, Series H, 6.25%, 8/01/15 ....................................................     25,000,000     27,945,500
    Refunding, Series H, 6.125%, 8/01/25 ...................................................      5,600,000      6,158,096
    Refunding, Series J, 6.00%, 8/01/21 ....................................................     10,000,000     10,925,300
    Series A, 6.125%, 8/01/06 ..............................................................     10,190,000     11,262,701
    Series A, 6.25%, 8/01/08 ...............................................................     10,000,000     11,087,000
    Series A, 7.25%, 3/15/20 ...............................................................        120,000        125,710
    Series A, 6.25%, 8/01/21 ...............................................................        845,000        903,516
    Series A, Pre-Refunded, 7.25%, 3/15/20 .................................................        210,000        221,621
    Series B, 6.75%, 10/01/15 ..............................................................         30,000         32,914
    Series B, 7.00%, 2/01/18 ...............................................................      4,090,000      4,454,910
    Series B, 7.00%, 2/01/19 ...............................................................      4,850,000      5,277,091
    Series B, 7.00%, 2/01/20 ...............................................................      4,980,000      5,417,144
    Series B, 6.00%, 8/15/26 ...............................................................      4,355,000      4,733,406
    Series B, Pre-Refunded, 6.75%, 10/01/15 ................................................         70,000         78,012
    Series B, Pre-Refunded, 7.00%, 2/01/19 .................................................        150,000        165,777
    Series B, Pre-Refunded, 7.00%, 2/01/20 .................................................        765,000        845,463
    Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................        645,000        732,352
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .................................     17,070,000     19,829,024
    Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .................................      5,000,000      5,869,050
    Series C, 5.375%, 11/15/27 .............................................................      7,450,000      7,573,670
    Series C, 5.50%, 11/15/37 ..............................................................      2,000,000      2,094,240
    Series C, Pre-Refunded, 7.25%, 8/15/24 .................................................      7,905,000      8,604,751
    Series C, Sub Series C-1, 7.00%, 8/01/16 ...............................................         15,000         16,516
    Series C, Sub Series C-1, 7.00%, 8/01/17 ...............................................        150,000        165,264
    Series C, Sub Series C-1, 7.50%, 8/01/21 ...............................................        135,000        150,543
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .................................         40,000         44,790
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .................................        220,000        246,345
    Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 .................................        300,000        340,692
    Series D, 6.00%, 2/15/10 ...............................................................      9,445,000     10,285,699



                                                                              99



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                            PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 NEW YORK (CONT.)
 New York City GO, (cont.)
   Series D, 7.625%, 2/01/13 .............................................................   $    70,000   $    77,533
   Series D, 7.625%, 2/01/14 .............................................................       170,000       188,246
   Series D, 7.50%, 2/01/18 ..............................................................        50,000        55,139
   Series D, Pre-Refunded, 6.00%, 2/15/10 ................................................     2,155,000     2,404,247
   Series D, Pre-Refunded, 7.70%, 2/01/11 ................................................       150,000       168,875
   Series D, Pre-Refunded, 7.625%, 2/01/13 ...............................................       330,000       370,844
   Series D, Pre-Refunded, 7.625%, 2/01/14 ...............................................       680,000       764,164
   Series D, Pre-Refunded, 7.50%, 2/01/18 ................................................       335,000       375,317
   Series D, Pre-Refunded, 7.50%, 2/01/19 ................................................       330,000       369,716
   Series E, 6.25%, 2/15/07 ..............................................................     4,960,000     5,520,728
   Series E, 7.50%, 2/01/18 ..............................................................        45,000        49,625
   Series E, Pre-Refunded, 6.25%, 2/15/07 ................................................     5,040,000     5,703,466
   Series E, Pre-Refunded, 7.50%, 2/01/18 ................................................       480,000       537,768
   Series F, 7.625%, 2/01/13 .............................................................        45,000        49,843
   Series F, 7.625%, 2/01/15 .............................................................        30,000        33,194
   Series F, 7.50%, 2/01/21 ..............................................................       110,000       121,146
   Series F, Pre-Refunded, 7.625%, 2/01/13 ...............................................       310,000       348,369
   Series F, Pre-Refunded, 7.625%, 2/01/14 ...............................................       275,000       309,037
   Series F, Pre-Refunded, 7.50%, 2/01/21 ................................................       575,000       644,201
   Series F, Pre-Refunded, 6.625%, 2/15/25 ...............................................     8,625,000     9,881,231
   Series G, 5.75%, 8/01/10 ..............................................................       505,000       543,981
   Series G, 6.125%, 10/15/11 ............................................................    20,480,000    23,083,213
   Series G, 6.20%, 10/15/14 .............................................................    10,000,000    11,187,100
   Series G, 7.50%, 2/01/22 ..............................................................        60,000        66,062
   Series G, Pre-Refunded, 5.75%, 8/01/10 ................................................     1,290,000     1,424,392
   Series H, 7.20%, 2/01/14 ..............................................................       625,000       684,875
   Series H, 7.20%, 2/01/15 ..............................................................     1,375,000     1,505,529
   Series H, 7.00%, 2/01/19 ..............................................................       750,000       816,263
   Series H, 7.00%, 2/01/20 ..............................................................        80,000        87,045
   Series H, 7.00%, 2/01/22 ..............................................................        10,000        10,875
   Series H, Pre-Refunded, 7.00%, 2/01/19 ................................................     1,495,000     1,654,442
   Series H, Pre-Refunded, 7.00%, 2/01/20 ................................................       200,000       221,036
   Series H, Pre-Refunded, 7.00%, 2/01/22 ................................................        25,000        27,630
   Series I, 6.25%, 4/15/17 ..............................................................    24,935,000    27,634,214
   Series I, 6.25%, 4/15/27 ..............................................................     9,600,000    10,611,840
   Series I, Pre-Refunded, 6.25%, 4/15/17 ................................................       435,000       498,880
   Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................    13,320,000    15,276,042
New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.30%, 2/15/20 .....     8,885,000     9,337,691
New York City IDA,
   Civic Facility Revenue, Amboy Properties Corp. Project, 9.625%, 6/01/15 ...............     6,370,000     6,796,280
   IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ....................     7,500,000     7,555,575
New York State Dormitory Authority Revenue,
   City University System, Third General, Series 2, 6.00%, 7/01/26 .......................     6,100,000     6,645,340
   City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 .........    15,750,000    17,914,365
   City University System Consolidated, Series 1, 5.375%, 7/01/24 ........................     5,500,000     5,560,335
   Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 ...............     8,360,000     8,859,594
   Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...........................    11,240,000    12,315,780
   Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...........................     5,000,000     5,355,800
   Second Hospital, St. Agnes Hospital, Series A, 5.30%, 2/15/19 .........................     4,250,000     4,299,173
   Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 .......................     6,500,000     6,569,420
   State University Educational Facilities, 5.50%, 5/15/26 ...............................     6,055,000     6,257,540
   State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .................     5,000,000     5,678,250
   State University Educational Facilities, Refunding, 5.125%, 5/15/27 ...................     3,755,000     3,718,764
New York State Environmental Facilities Corp. Special Obligation PCR, State Water Revenue,
   New York Municipal Water, Refunding, Series A, 5.875%, 6/15/14 ........................     5,000,000     5,364,500



100



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

NEW YORK (CONT.)
 New York State HFA, Service Contract Obligation Revenue, Series A,
    6.00%, 3/15/26 .........................................................................   $  4,975,000   $  5,411,606
    Pre-Refunded, 7.80%, 9/15/10 ...........................................................      6,850,000      7,442,799
    Pre-Refunded, 7.80%, 9/15/20 ...........................................................      9,715,000     10,555,736
    Pre-Refunded, 6.50%, 3/15/25 ...........................................................     10,000,000     11,610,500
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .................................     12,515,000     13,640,599
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing, Series B, 6.95%, 2/15/32 .........................................      3,305,000      3,596,699
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ...........................        695,000        776,850
    Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured, FHA Guaranteed,
    5.75%, 2/15/25 .........................................................................      6,175,000      6,600,828
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
    Series 59, 6.10%, 10/01/15 .............................................................      2,000,000      2,118,860
    Series 59, 6.15%, 10/01/17 .............................................................      2,750,000      2,917,310
    Series 61, 5.80%, 10/01/16 .............................................................      7,100,000      7,412,897
 New York State Urban Development Corp., Corporate Purpose, sub. lien, Refunding,
    5.50%, 7/01/22 .........................................................................      7,975,000      8,262,738
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
    Series 6, 5.375%, 1/01/25 ..............................................................      5,750,000      5,811,928
    Series 7, 5.70%, 1/01/27 ...............................................................     22,750,000     24,117,958
 Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding, 6.80%, 11/01/14 .............................................................      5,000,000      5,082,700
    7.00%, 11/01/30 ........................................................................      7,000,000      7,116,200
 Port Authority of New York and New Jersey Revenue, Special Obligation Revenue, Consolidated,
   102nd Series, MBIA Insured, 5.75%, 10/15/23 .............................................      5,000,000      5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    2nd Installment, 6.50%, 10/01/01 .......................................................      1,000,000      1,060,110
    3rd Installment, 7.00%, 10/01/07 .......................................................      8,000,000      9,292,400
    4th Installment, Special Project, 6.75%, 10/01/11 ......................................        925,000      1,030,043
    5th Installment, 6.75%, 10/01/19 .......................................................     17,500,000     19,405,575
    Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ................     10,000,000     10,879,400
    Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .............     27,650,000     30,138,777
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 ..............................................................      1,150,000      1,187,398
                                                                                                              ------------
                                                                                                               812,241,115
                                                                                                              ------------
 NORTH CAROLINA .8%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ..............................      2,500,000      2,676,475
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series B, 6.00%, 1/01/14 ....................................................     16,000,000     16,659,520
    Series G, 5.875%, 1/01/21 ..............................................................     20,000,000     21,704,600
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3/01/16 ................................................................................      2,880,000      3,052,973
    9/01/17 ................................................................................      1,915,000      2,030,015
 University of North Carolina at Chapel Hill Hospital Revenue, 5.25%, 2/15/26 ..............      6,570,000      6,579,067
                                                                                                              ------------
                                                                                                                52,702,650
                                                                                                              ------------
 NORTH DAKOTA .4%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 .........................................................................     24,655,000     27,133,814
                                                                                                              ------------
 OHIO 5.6%
 Cleveland Airport Special Revenue, Continental Airlines Inc. Project,
    9.00%, 12/01/19 ........................................................................     21,235,000     22,546,898
    (b) Refunding, 5.70%, 12/01/19 .........................................................     11,520,000     11,098,483
 Cuyahoga County Hospital Revenue, University Hospitals Health System, Refunding, Series B,
    MBIA Insured, 5.50%, 1/15/16 ...........................................................     10,065,000     10,531,311
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
    Series A, 5.625%, 2/01/18 ..............................................................      5,000,000      5,116,450
    Series C, 6.05%, 10/01/09 ..............................................................      7,500,000      8,108,475
    Series E, 6.05%, 10/01/09 ..............................................................      4,000,000      4,324,520
 Elyria GO, FGIC Insured, 5.40%, 12/01/22 ..................................................      2,785,000      2,851,005



                                                                             101


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 OHIO (CONT.)
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
    Refunding, 5.50%, 7/01/17 ............................................................   $  3,100,000   $  3,064,505
    Refunding, 5.50%, 7/01/21 ............................................................      4,700,000      4,610,794
    Series A, 6.625%, 7/01/13 ............................................................      1,000,000      1,094,740
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
    MBIA Insured,
    5.50%, 9/01/27 .......................................................................     17,885,000     18,578,759
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A, 6.625%, 7/01/14 ............................................................      1,000,000      1,081,090
    6.75%, 7/01/20 .......................................................................      2,000,000      2,165,280
 Montgomery County Health Systems Revenue,
    Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ...............................      3,630,000      3,650,292
    Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ..........................      1,900,000      1,909,082
    Refunding, Series B, 8.10%, 7/01/01 ..................................................        800,000        850,160
    Refunding, Series B-1, 8.10%, 7/01/01 ................................................        700,000        754,075
    Refunding, Series B-1, 8.10%, 7/01/18 ................................................      1,955,000      2,342,031
    Series B-1, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,345,000      5,499,640
    Series B-2, 8.10%, 7/01/18 ...........................................................      1,995,000      2,369,621
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,505,000      5,702,159
    St. Leonard, Series B, 8.10%, 7/01/18 ................................................      3,100,000      3,745,606
    St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ..................................      6,500,000      8,227,310
 Muskingum County Hospital Facilities Revenue, Franciscan Sisters, Refunding, Connie Lee
    Insured, 5.375%, 2/15/12 .............................................................      1,200,000      1,260,492
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 .......................      4,925,000      5,113,135
 Ohio State Air Quality Development Authority Revenue,
    Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ........................     17,900,000     19,281,701
    PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ..............................      5,265,000      5,544,098
    Pollution Control, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ...........     10,400,000     10,616,216
    Pollution Control, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ...........     39,760,000     40,590,586
    Pollution Control, Toledo Edison, Refunding, Series A, 6.10%, 8/01/27 ................      5,000,000      5,103,950
 Ohio State HFA, Retirement Rental Housing Revenue, Beverly Enterprises Project, 10.375%,
    4/01/09 ..............................................................................      9,500,000      9,815,970
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..............      7,000,000      6,989,430
 Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .........     16,650,000     18,485,163
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ..............................     18,000,000     18,374,220
    Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 .............................     27,700,000     31,726,472
    Toledo Edison, Series A, 8.00%, 5/15/19 ..............................................      6,200,000      6,528,662
 Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured, 5.90%,
    12/01/21 .............................................................................      9,250,000     10,008,500
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    Project 1, 7.00%, 4/01/04 ............................................................      5,240,000      5,634,153
    Project 1, 7.25%, 4/01/09 ............................................................      5,385,000      5,876,543
    Project 1, 7.375%, 4/01/14 ...........................................................      8,200,000      8,955,138
    Project 1, 7.50%, 4/01/19 ............................................................     14,365,000     15,699,509
    Series 1, 9.125%, 9/15/01 ............................................................        735,000        810,124
    Series 1, 9.125%, 9/15/13 ............................................................      5,875,000      6,475,484
 Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
    Series A, Pre-Refunded, 8.625%, 5/15/10 ..............................................      1,125,000      1,222,808
    Series B, 9.00%, 11/15/08 ............................................................        980,000      1,007,763
    Series D, 8.25%, 5/15/20 .............................................................      2,920,000      3,115,815
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ..      1,500,000      1,568,055
                                                                                                            ------------
                                                                                                             370,026,273
                                                                                                            ------------
 OKLAHOMA .3%
 Tulsa County Municipal Airport Revenue, American Airlines Inc., 7.375%,
 12/01/20 12,845,000 13,714,607 Valley View Hospital Authority Revenue, Valley
 View Regional Medical Center, Refunding, 6.00%, 8/15/14 4,000,000 4,166,680
 Washington County Medical Authority Revenue, Bartlesville, Jane Phillips
 Hospital, Series A, Pre-Refunded, 8.50%, 11/01/10 .......................................      2,385,000      2,453,163
                                                                                                            ------------
                                                                                                              20,334,450
                                                                                                            ------------


102



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 OREGON .2%
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%,
    12/01/22 .................................................................................   $ 2,500,000   $ 2,640,175
 Oregon State Department of Administrative Services COP,
    Series A, MBIA Insured, 5.50%, 11/01/20 ..................................................     5,585,000     5,821,860
    Series C, MBIA Insured, 5.75%, 5/01/17 ...................................................     4,665,000     5,028,450
                                                                                                               -----------
                                                                                                                13,490,485
                                                                                                               -----------
 PENNSYLVANIA 4.5%
 Allegheny County Hospital Development Authority Revenue,
    Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ........................     9,100,000     8,073,611
    Allegheny Valley Hospital, 7.75%, 8/01/20 ................................................     2,100,000     1,857,219
 Bucks County IDA, Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.60%,
    3/01/33 ..................................................................................     4,125,000     4,131,683
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health Center
    Project, Refunding, 7.40%, 12/01/15 ......................................................     5,250,000     5,727,645
 Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
    5.50%, 1/01/26 ...........................................................................    20,750,000    21,921,338
 Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
    10.375%, 7/01/11 .........................................................................       650,000       716,651
    Refunding, 10.375%, 7/01/11 ..............................................................     2,900,000     3,197,366
 Gettysburg IDA Health Facilities Revenue, Encore Nursing Center, Refunding, 10.375%, 7/01/11      3,000,000     3,307,620
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
   Insured, 6.15%, 8/01/29 ...................................................................     4,000,000     4,370,040
 Monroeville Hospital Authority Hospital Revenue, Forbes Health Systems, Refunding,
    5.75%, 10/01/05 ..........................................................................     1,000,000       899,510
    7.00%, 10/01/13 ..........................................................................     8,825,000     8,194,101
    6.25%, 10/01/15 ..........................................................................     4,545,000     4,083,228
 Montgomery County Higher Education and Health Authority Revenue,
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.20%, 6/01/06 .....     1,615,000     1,811,788
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.00%, 6/01/22 .....     3,500,000     3,967,355
    St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ....................................     5,000,000     5,397,950
    United Hospital, Series A, Pre-Refunded, 8.375%, 11/01/11 ................................       200,000       210,962
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/12 .................................     3,560,000     3,665,056
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/13 .................................       750,000       772,133
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/14 .................................       600,000       617,706
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/14 .................................     3,940,000     4,056,269
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/15 .................................     1,600,000     1,647,216
 Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
     5.25%, 11/15/28 .........................................................................     2,500,000     2,415,925
 Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ........................................     8,885,000     9,072,385
    Resource Recovery, 7.50%, 1/01/12 ........................................................    10,000,000    10,578,400
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    5.75%, 9/01/99 ...........................................................................     1,750,000     1,766,975
    6.25%, 9/01/04 ...........................................................................     5,000,000     5,314,300
    6.60%, 9/01/09 ...........................................................................    16,000,000    17,476,800
    6.70%, 9/01/14 ...........................................................................    20,760,000    22,722,443
    6.75%, 9/01/19 ...........................................................................    15,800,000    17,331,020
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
    12/01/15 .................................................................................    10,000,000    11,061,600
 Pennsylvania State Higher Educational Facilities Authority Revenue,
    Health Services, Allegheny Delaware Valley Obligated Group, Series A, MBIA Insured, 5.875%,
    11/15/16 .................................................................................    15,000,000    15,380,850
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 .................     1,200,000     1,224,000
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B,
   MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 ...............................................     1,825,000     1,837,812
 Philadelphia Gas Works Revenue, Series A, 6.375%, 7/01/26 ...................................     2,850,000     3,129,671
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ........................................     3,080,000     3,328,063
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
    5.85%, 5/15/13 ...........................................................................     2,200,000     2,217,754
    5.75%, 5/15/18 ...........................................................................     1,500,000     1,482,690
    5.875%, 5/15/28 ..........................................................................     2,500,000     2,491,100



                                                                             103



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

PENNSYLVANIA (CONT.)
 Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ...........................................................   $  3,500,000   $  3,705,765
    Sub Series C, 8.625%, 11/15/16 ................................................................      2,210,000      2,415,486
    Sub Series D, 6.25%, 7/15/13 ..................................................................      3,000,000      3,200,940
 Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .............................     14,235,000     16,115,871
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., Pre-Refunded,
    6.50%, 1/01/10 ................................................................................     28,870,000     29,682,113
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/16 ........................................................      8,130,000      8,666,905
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ..................      8,350,000      8,715,563
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%, 4/01/14 .      5,025,000      5,508,807
                                                                                                                     ------------
                                                                                                                      295,469,685
                                                                                                                     ------------
 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity, Series 17-A,
    6.25%, 4/01/17 ................................................................................      5,000,000      5,251,650
 Rhode Island State Health and Educational Building Corp. Revenue,
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ....................      5,000,000      5,400,100
    Landmark Medical Center, 5.875%, 10/01/19 .....................................................      6,000,000      6,328,740
 West Warwick GO, Series A,
    7.00%, 8/15/02 ................................................................................        145,000        155,312
    7.30%, 7/15/08 ................................................................................        915,000      1,023,958
                                                                                                                     ------------
                                                                                                                       18,159,760
                                                                                                                     ------------
 SOUTH CAROLINA 1.0%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
    11/01/13 ......................................................................................      3,535,000      3,548,468
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 ................................................................................      8,770,000      8,819,989
    Series A, AMBAC Insured, 6.55%, 1/01/16 .......................................................      9,500,000      9,552,345
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
    5.65%, 5/01/18 ................................................................................      3,200,000      3,162,848
    5.70%, 5/01/26 ................................................................................      4,235,000      4,148,691
 South Carolina Public Service Authority Revenue, Refunding, Series A, MBIA Insured, 5.75%,
    1/01/22 .......................................................................................     32,500,000     34,867,300
                                                                                                                     ------------
                                                                                                                       64,099,641
                                                                                                                     ------------
 SOUTH DAKOTA .2%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ......................      5,000,000      5,273,600
 South Dakota Health and Educational Facilities Authority Revenue,
    5.50%, 8/01/22 ................................................................................      7,100,000      7,375,551
    Prairie Lakes Health Care, Pre-Refunded, 7.25%, 4/01/22 .......................................      2,480,000      2,842,824
    Prairie Lakes Health Care, Refunding, 7.25%, 4/01/22 ..........................................      1,020,000      1,114,401
                                                                                                                     ------------
                                                                                                                       16,606,376
                                                                                                                     ------------
TENNESSEE .5%
Jackson Hospital Revenue, Jackson-Madison County General Hospital, AMBAC
   Insured, 5.00%, 4/01/28 ........................................................................      2,000,000      1,934,460
Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
   Mortgage Revenue, Series A, GNMA Secured, 5.90%, 6/20/37 .......................................      2,620,000      2,715,918
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
   MBIA Insured, 5.125%, 7/01/25 ..................................................................     10,650,000     10,430,717
Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village Project,
   GNMA Secured, 8.20%, 7/01/28 ...................................................................      3,050,000      3,139,182
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express
   Corp., 7.875%, 9/01/09 .........................................................................      6,000,000      6,624,840
 Metropolitan Government of Nashville and Davidson County GO, Public Improvements, 5.875%, 5/15/26       5,000,000      5,500,050
 Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise, 10.125%, 12/01/11      2,800,000      3,019,716
 Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 ........................................        200,000        217,304
                                                                                                                     ------------
                                                                                                                       33,582,187
                                                                                                                     ------------
 TEXAS 3.0%
 Alliance Airport Authority Special Facilities Revenue, 7.50%, 12/01/29 ...........................     10,000,000     10,692,500
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
   ETM, Refunding, FSA Insured, 6.00%, 11/15/15 ...................................................      8,750,000      9,958,813
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ......................................      4,355,000      4,514,872



104



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                         PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

TEXAS (CONT.)
Copperas Cove Health Facilities Development Corp. Hospital Revenue, First Mortgage, Metroplex
    Health, Series B,
    9.125%, 12/01/19 ................................................................................   $  5,328,000   $  5,614,540
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................................      4,050,000      4,361,000
 Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hospital System
    Project, Refunding, Series A, MBIA Insured,
    5.75%, 6/01/19 ..................................................................................     15,065,000     16,274,569
    5.50%, 6/01/24 ..................................................................................     12,000,000     12,524,400
 Harris County Health Facilities Development Corp. Special Facilities Revenue, Medical Center Project,
    MBIA Insured, 6.00%, 5/15/20 ....................................................................      7,000,000      7,663,600
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ....      2,500,000      2,547,400
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ..................................................................................      8,640,000      8,413,632
    Series A, 5.60%, 4/01/18 ........................................................................      4,500,000      4,442,670
 Nueces River Authority Water Supply Revenue, Facilities, Corpus Christi Lake Project, FSA Insured,
    5.50%, 3/01/27 ..................................................................................      7,500,000      7,866,975
 Port Corpus Christi IDC Revenue, Valero, Refunding, Series C, 5.40%, 4/01/18 .......................      5,000,000      4,946,950
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .......      5,000,000      5,159,300
 Red River Authority PCR, West Texas Utilities Co. Project, Oklahoma Central Power and Light Co.,
    Refunding, MBIA Insured, 6.00%, 6/01/20 .........................................................      8,000,000      8,766,640
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18      7,000,000      7,702,520
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding, Series A, 6.50%, 10/01/08 .....        380,000        397,833
    Series A, 6.75%, 10/01/14 .......................................................................     12,990,000     13,719,778
    Series A, 6.25%, 10/01/17 .......................................................................      4,795,000      4,908,546
    Series B, 5.75%, 10/01/08 .......................................................................      1,315,000      1,327,545
    Series B, 6.125%, 10/01/13 ......................................................................      5,150,000      5,276,330
    Series B, 5.50%, 10/01/20 .......................................................................     11,255,000     11,100,581
 San Antonio Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18 .....................      6,000,000      6,138,240
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .....................      7,430,000      7,787,234
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ........................      4,000,000      4,294,480
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .....................................      8,750,000      9,142,613
 Travis County Health Facilities Development Corp. Hospital Revenue, Charity Obligation Group,
    Series A, 5.375%, 11/01/28 ......................................................................     11,685,000     11,779,882
 Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.60%, 11/01/27 ...........................................................      3,450,000      3,627,951
                                                                                                                       ------------
                                                                                                                        200,951,394
                                                                                                                       ------------
 U.S. TERRITORIES 4.5%
 American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ............................      2,175,000      2,246,275
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ..................................................................        595,000        654,339
    ETM, Series A, 6.00%, 6/01/07 ...................................................................        870,000        971,686
    Refunding, Series A, 5.875%, 6/01/05 ............................................................      7,205,000      7,742,565
    Refunding, Series A, 6.00%, 6/01/07 .............................................................     10,905,000     11,887,104
    Refunding, Series B, 5.25%, 6/01/26 .............................................................     59,315,000     58,464,423
    Series A, 5.25%, 6/01/27 ........................................................................     16,225,000     15,988,602
    Series A, Pre-Refunded, 6.375%, 6/01/11 .........................................................     22,770,000     26,248,345
    Series A, Pre-Refunded, 6.375%, 6/01/16 .........................................................     27,230,000     31,389,655
    Series E, 6.00%, 6/01/11 ........................................................................      5,000,000      5,379,300
 District of Columbia Hospital Revenue,
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.70%, 8/15/08 ..............      6,500,000      7,134,335
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.875%, 8/15/19 .............      8,850,000      9,669,068
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ........................      2,000,000      2,166,940
    Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%, 1/01/08 ........................     12,430,000     13,850,749
    Washington Hospital Center Corp., Series A, Pre-Refunded, 8.75%, 1/01/15 ........................      3,750,000      4,165,725
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 .......................      4,500,000      5,058,450
 District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax Revenue,
    5.625%, 11/01/10 ................................................................................      1,050,000      1,092,305
 District of Columbia Revenue, Carnegie Endowment Revenue, 5.75%, 11/15/26 ..........................      5,410,000      5,659,131
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
    6.25%, 3/15/28 ..................................................................................     15,000,000     15,099,300
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ....      9,090,000      8,865,204



                                                                             105



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

U.S. TERRITORIES (CONT.)
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     7.75%, 7/01/08 .................................................................................   $    700,000   $    715,722
 Virgin Islands PFA Revenue,
    Matching Fund Loan Notes, Refunding, Series A, 7.25%, 10/01/18 ..................................     14,000,000     15,997,940
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 ................................      1,600,000      1,650,256
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 ................................      1,840,000      1,905,026
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 ................................      1,895,000      1,974,931
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ................................     15,000,000     15,670,350
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ...............................      9,000,000      9,324,810
    sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ................................     15,000,000     15,661,350
 Virgin Islands Water and Power Authority Electric System Revenue, Series A, Pre-Refunded, 7.40%,
    7/01/11 .........................................................................................        380,000        414,542
 Virgin Islands Water and Power Authority Water System Revenue, Series B, 7.60%, 1/01/12 ............      4,000,000      4,575,120
                                                                                                                       ------------
                                                                                                                        301,623,548
                                                                                                                       ------------
 UTAH .7%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..........................................      2,000,000      2,172,340
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding, Series A,
    7.45%, 7/01/17 ..................................................................................      2,500,000      2,768,625
 Davis County Solid Waste Management Energy Recovery Revenue, Special Services District, Pre-Refunded,
    6.125%, 6/15/09 .................................................................................     16,800,000     18,650,688
 Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ......................      3,500,000      3,898,755
 Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 6/01/22 ...................     11,000,000     12,515,140
 Utah State HFA, SFM,
    Series A, 9.625%, 7/01/00 .......................................................................          5,000          5,106
    Series A-2, 9.625%, 7/01/02 .....................................................................         20,000         20,631
    Series A-2, 9.45%, 7/01/03 ......................................................................         40,000         41,481
    Series B, 9.50%, 7/01/00 ........................................................................         15,000         15,322
    Series B, 9.25%, 7/01/01 ........................................................................         25,000         25,570
    Series B-2, 9.50%, 7/01/02 ......................................................................         10,000         10,303
    Series B-2, 9.45%, 7/01/03 ......................................................................         70,000         72,983
    Series C-1, 9.375%, 7/01/00 .....................................................................         20,000         20,363
    Series C-2, 9.05%, 7/01/03 ......................................................................        115,000        120,383
    Series D-2, 9.00%, 7/01/03 ......................................................................        230,000        240,757
    Series E, 9.50%, 7/01/00 ........................................................................         10,000         10,197
    Series E-1, 8.70%, 7/01/03 ......................................................................        280,000        294,064
    Series F, 9.60%, 7/01/00 ........................................................................          5,000          5,105
    Series G-2, 9.30%, 7/01/00 ......................................................................         10,000         10,104
    Sub Series B-2, 8.70%, 7/01/04 ..................................................................        445,000        468,567
    Sub Series D, 8.45%, 7/01/04 ....................................................................        215,000        224,228
 Weber County Municipal Building Authority Lease Revenue, Refunding, MBIA Insured, 5.75%, 12/15/19 ..      5,000,000      5,375,050
                                                                                                                       ------------
                                                                                                                         46,965,762
                                                                                                                       ------------
 VIRGINIA .4%
 Hanover County IDA Hospital Revenue, Memorial Regional Medical Center Project, MBIA Insured, 5.50%,
   8/15/25 ..........................................................................................     14,725,000     15,175,732
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ...............      9,715,000     10,194,824
                                                                                                                       ------------
                                                                                                                         25,370,556
                                                                                                                       ------------
 WASHINGTON .1%
 Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
   AMBAC Insured, Pre-Refunded, 6.30%, 11/15/22 .....................................................      2,675,000      2,969,812
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series C, Pre-Refunded,
   8.00%, 7/01/17 ...................................................................................      5,000,000      5,398,250
                                                                                                                       ------------
                                                                                                                          8,368,062
                                                                                                                       ------------
 WEST VIRGINIA .3%
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital Project,
    Refunding and Improvement, 7.25%, 7/01/20 .......................................................     15,000,000     14,625,000
 West Virginia State Water Development Authority Revenue, Solid Waste Management, Series C, 8.125%,
    8/01/15 .........................................................................................      2,355,000      2,496,182
                                                                                                                       ------------
                                                                                                                         17,121,182
                                                                                                                       ------------
 WISCONSIN 1.1%
 Wisconsin Central District Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27 ................     12,840,000     14,377,847
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 .........................      2,355,000      2,476,235


106



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 WISCONSIN (CONT.)
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Clement Manor, Refunding, 5.75%, 8/15/24 ...............................................   $    4,000,000   $    3,875,280
    Felician Health Care, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/15 ............        5,000,000        5,257,450
    Franciscan Health System Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ...................        6,000,000        6,414,720
    Franciscan Health System Inc. Project, Pre-Refunded, 8.50%, 3/01/20 ....................        6,000,000        6,421,980
    Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ..........................        9,510,000       10,275,840
    Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 .......................       22,055,000       23,959,890
                                                                                                                --------------
                                                                                                                    73,059,242
                                                                                                                --------------
 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 .......       10,500,000       11,299,575
 Teton County Hospital District Hospital Revenue, Refunding and Improvement, 5.80%, 12/01/17        1,265,000        1,318,266
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ....................................        1,000,000        1,069,860
                                                                                                                --------------
                                                                                                                    13,687,701
                                                                                                                --------------
 TOTAL BONDS ...............................................................................                     6,280,880,302
                                                                                                                --------------
(d)ZERO COUPON BONDS 3.5%
 CALIFORNIA 3.1%
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
    7/01/09 ................................................................................        3,750,000        2,309,250
    7/01/10 ................................................................................        4,500,000        2,614,905
    7/01/12 ................................................................................        4,500,000        2,311,920
    7/01/13 ................................................................................        4,250,000        2,048,245
    7/01/14 ................................................................................        2,250,000        1,015,223
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    junior lien, ETM, 1/01/04 ..............................................................        7,400,000        6,155,690
    junior lien, ETM, 1/01/05 ..............................................................        8,000,000        6,369,280
    junior lien, ETM, 1/01/06 ..............................................................        9,000,000        6,844,590
    junior lien, ETM, 1/01/07 ..............................................................        9,400,000        6,789,338
    junior lien, ETM, 1/01/08 ..............................................................       10,400,000        7,174,648
    junior lien, ETM, 1/01/09 ..............................................................       21,900,000       14,416,551
    junior lien, ETM, 1/01/10 ..............................................................       15,000,000        9,196,200
    junior lien, ETM, 1/01/12 ..............................................................       30,100,000       16,711,821
    junior lien, ETM, 1/01/24 ..............................................................       52,700,000       15,056,917
    junior lien, ETM, 1/01/25 ..............................................................       45,200,000       12,279,032
    junior lien, ETM, 1/01/26 ..............................................................      131,900,000       34,068,451
    junior lien, ETM, 1/01/27 ..............................................................      139,100,000       34,815,339
    senior lien, Refunding, Series A, 1/15/23 ..............................................       20,000,000       13,992,600
    senior lien, Refunding, Series A, 1/15/24 ..............................................       20,000,000       13,756,000
                                                                                                                --------------
                                                                                                                   207,926,000
                                                                                                                --------------
 FLORIDA .2%
 Miami-Dade County Special Obligation,
    Capital Appreciation, Series B, MBIA Insured, 10/01/28 .................................       11,860,000        2,420,863
    Capital Appreciation, Series B, MBIA Insured, 10/01/29 .................................       20,000,000        3,862,000
    Capital Appreciation, Series B, MBIA Insured, 10/01/32 .................................        7,780,000        1,255,225
    Capital Appreciation, Series B, MBIA Insured, 10/01/33 .................................        2,000,000          305,160
    Capital Appreciation, Series B, MBIA Insured, 10/01/35 .................................        6,765,000          923,152
    sub. lien, Series B, MBIA Insured, 10/01/34 ............................................        3,895,000          562,049
                                                                                                                --------------
                                                                                                                     9,328,449
                                                                                                                --------------
 NEBRASKA .1%
 Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to 1/01/06, 7.00%
    thereafter,
    1/01/11 ................................................................................        4,255,000        2,691,670
    1/01/17 ................................................................................        8,895,000        5,648,147
                                                                                                                --------------
                                                                                                                     8,339,817
                                                                                                                --------------
 NEW YORK
 MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
   7/15/21 .................................................................................          428,010          136,064
   1/15/22 .................................................................................          649,658          200,855
                                                                                                                --------------
                                                                                                                       336,919
                                                                                                                --------------


                                                                             107



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                        PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
(d)ZERO COUPON BONDS (CONT.)
OHIO .1%
Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn. to 12/01/01,
6.30% thereafter, 12/01/05 ........................................................................   $  1,700,000   $    1,582,904
6.40% thereafter, 12/01/06 ........................................................................      1,685,000        1,588,972
6.50% thereafter, 12/01/07 ........................................................................      1,750,000        1,662,220
6.90% thereafter, 12/01/16 ........................................................................      2,500,000        2,430,525
                                                                                                                     --------------
                                                                                                                          7,264,621
                                                                                                                     --------------
TOTAL ZERO COUPON BONDS ...........................................................................                     233,195,806
                                                                                                                     --------------
TOTAL LONG TERM INVESTMENTS (COST $6,183,878,766) .................................................                   6,514,076,108
                                                                                                                     --------------
(a)SHORT TERM INVESTMENTS .6%
Arkansas State Development Finance Authority Higher Education, Capital Asset,
Series A, FGIC Insured, Weekly VRDN and Put, 3.00%, 12/01/15 ......................................        600,000          600,000
Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 2.90%, 4/01/09 ........................        600,000          600,000
Connecticut State Health and Educational Facilities Authority
Revenue, Yale University, Series T-1, Weekly VRDN and Put, 2.85%, 7/01/29 .........................        100,000          100,000
Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series D, Weekly
    VRDN and Put, 3.00%, 1/01/16 ..................................................................        600,000          600,000
Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System, Series A, Weekly
    VRDN and Put, 3.00%, 7/01/24 ..................................................................        500,000          500,000
Indiana State Development Financing Authority Revenue, Bayer Corp. Project, Refunding, Daily
    VRDN and Put, 3.25%, 3/01/09 ..................................................................      6,150,000        6,150,000
New York City GO, Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 3.15%, 8/15/23 .........      5,350,000        5,350,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 3.15%, 6/15/23 ....................................      2,000,000        2,000,000
    Series G, FGIC Insured, Daily VRDN and Put, 3.20%, 6/15/24 ....................................      3,700,000        3,700,000
Putnam County Development Authority PCR, Georgia Power Co., Plant Branch, First Series, Daily
    VRDN and Put, 3.15%, 6/01/23 ..................................................................      1,900,000        1,900,000
West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put, 3.15%, 6/01/28 .     15,000,000       15,000,000
                                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $36,500,000) ...................................................                      36,500,000
                                                                                                                     --------------
TOTAL INVESTMENTS (COST $6,220,378,766) 98.7% .....................................................                   6,550,576,108
OTHER ASSETS, LESS LIABILITIES 1.3% ...............................................................                      85,089,565
                                                                                                                     --------------
NET ASSETS 100.0% .................................................................................                  $6,635,665,673
                                                                                                                     --------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

(e) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

                       See notes to financial statements.



108



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN INDIANA TAX-FREE INCOME FUND
                                                                           YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------
                                                    1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.07     $    11.77     $    11.76     $    11.40     $    12.01
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .62            .65            .66            .67            .66
 Net realized and unrealized gains (losses) .           --            .32            .01            .35           (.61)
                                                ----------------------------------------------------------------------
Total from investment operations ............          .62            .97            .67           1.02            .05
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.63)          (.65)          (.66)          (.66)          (.66)
 Net realized gains .........................         (.03)          (.02)            --             --             --
                                                ----------------------------------------------------------------------
Total distributions .........................         (.66)          (.67)          (.66)          (.66)          (.66)
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    12.03     $    12.07     $    11.77     $    11.76     $    11.40
                                                ----------------------------------------------------------------------

Total return* ...............................         5.25%          8.52%          5.91%          9.20%           .58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   59,014     $   54,643     $   51,137     $   48,949     $   46,583
Ratios to average net assets:
 Expenses ...................................          .82%           .82%           .82%           .80%           .81%
 Net investment income ......................         5.12%          5.45%          5.69%          5.80%          5.84%
Portfolio turnover rate .....................        18.79%         24.08%         23.54%         10.56%         26.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.



                                                                             109



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                      PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 98.0%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ..................................................   $    50,000   $    50,811
 Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 ....................................     1,000,000     1,074,290
 Clarke County Hospital Association, First Mortgage, MBIA Insured, Pre-Refunded, 7.50%, 9/01/07 ...       250,000       255,000
 Cloverdale Multi-School Building Corp. First Mortgage, MBIA Insured, 5.35%, 1/15/23 ..............     1,200,000     1,220,700
 Crown Point Industrial Redevelopment District Lake County Tax Increment, 8.10%, 2/01/07 ..........        50,000        50,154
 Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ......................     1,000,000     1,040,170
 Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%, 1/15/21 ........     1,000,000     1,129,940
 Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project, 7.35%, 7/01/12    1,750,000     1,883,473
 Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 ....................       500,000       533,935
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series A, FGIC Insured,
    Pre-Refunded, 6.50%, 11/15/12 .................................................................     1,000,000     1,043,950
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co., Project A,
    8.00%, 12/01/24 ...............................................................................     3,000,000     3,497,610
 Hammond IPC Revenue, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982,
    8.00%, 11/01/12 ...............................................................................       300,000       317,130
 Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%, 7/10/15 ..........     1,500,000     1,587,600
 Indiana Bond Bank Special Program,
    Series A, 8.375%, 2/01/18 .....................................................................       130,000       132,388
    Series A, 7.50%, 2/01/20 ......................................................................       250,000       263,445
    Series B, 6.20%, 2/01/23 ......................................................................     3,500,000     3,762,605
    Series C, 8.00%, 8/01/11 ......................................................................        20,000        20,211
 Indiana Health Facility Financing Authority Hospital Revenue,
    Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 ....................................     2,000,000     2,112,220
    Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ........................     1,835,000     2,063,825
    Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ...........................     1,200,000     1,165,692
    Methodist Hospital Inc., 6.75%, 9/15/09 .......................................................     1,280,000     1,387,520
 (b)Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 ........................     1,000,000       959,090
    St. Anthony's Medical Center/Home Inc., Series A, 7.00%, 10/01/17 .............................     1,000,000     1,077,990
 Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project, Refunding,
    5.625%, 5/15/28 ...............................................................................     1,750,000     1,719,060
 Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ..............     2,000,000     2,141,200
 Indiana State Educational Facilities Authority Revenue,
    DePauw University Project, Refunding, 5.30%, 7/01/16 ..........................................       600,000       610,182
    Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ........................................     2,015,000     1,985,823
 Indiana State HFA, SFMR,
    6.10%, 7/01/22 ................................................................................     1,000,000     1,053,960
    Series A, GNMA Secured, 8.125%, 7/01/06 .......................................................        30,000        31,043
    Series F-2, GNMA Secured, 7.75%, 7/01/22 ......................................................       330,000       345,916
 Indiana State Office Building Commission Correctional Facilities Program Revenue, Pre-Refunded,
    6.375%, 7/01/16 ...............................................................................     1,000,000     1,094,110
 Indianapolis Airport Authority, Indianapolis International Airport Revenue, 6.50%, 11/15/31 ......     1,460,000     1,575,574
 Indianapolis Industrial Gas Utility Revenue, Distribution System, Refunding, Series A, AMBAC
    Insured, 5.00%, 8/15/24 .......................................................................     1,000,000       973,300
 Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .............................     2,300,000     2,566,202
 Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 ...............................     1,000,000     1,002,700
 Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 ..       500,000       540,640
 Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding, MBIA Insured,
    6.50%, 1/15/14 ................................................................................     2,100,000     2,287,929
 Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
    8.00%, 1/01/14 ................................................................................        95,000        97,080
 Marion County Convention and Recreational Facilities Authority Excise Tax Revenue, Lease Rental,
    Series A, AMBAC Insured, 7.00%, 6/01/21 .......................................................       250,000       269,995
    Subordinated Lien, Series A, MBIA Insured, 5.00%, 6/01/27 .....................................     2,750,000     2,660,928
 Monroe County MFHR, Country View, Series A, GNMA Secured, 5.75%, 4/01/33 .........................     1,100,000     1,117,061
 Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .............     2,000,000     2,220,800
 New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA Insured, 5.375%,
    1/15/18 .......................................................................................     1,500,000     1,546,920
 New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding, 5.80%, 7/05/11 .....     1,520,000     1,644,534
 Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured, 5.90%, 7/15/14 ......     1,000,000     1,100,310
 Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C, MBIA Insured, 7.375%,
    3/15/12 .......................................................................................       250,000       263,830
 Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC Insured, 5.20%,
    1/15/18 .......................................................................................     1,000,000     1,011,530
 Steuben County Metropolitan School District COP, 6.90%, 1/01/08 ..................................       500,000       526,030
 Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 ................       750,000       799,737
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $54,130,869) ...................................................                  57,816,143
                                                                                                                    -----------





110



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.5%
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital,
    Series B, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................   $    100,000    $    100,000
    Series D, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................        800,000         800,000
 Indiana Health Facility Financing Authority Revenue, St. Anthony Medical Center Project, Weekly
    VRDN and Put, 3.50%, 12/01/14 .............................................................        500,000         500,000
 Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 3.20%, 4/01/22 ........        100,000         100,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ...............................................                      1,500,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $55,630,869) 100.5% ..................................................                     59,316,143
 OTHER ASSETS, LESS LIABILITIES (.5%) .........................................................                      (302,320)
                                                                                                                  ------------
 NET ASSETS 100.0% ............................................................................                   $ 59,013,823

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


                                                                             111



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                                                                YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------
                                                           1999           1998         1997(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    11.02     $    10.42    $    10.00
                                                       ---------------------------------------
Income from investment operations:
 Net investment income .............................          .54            .51           .30
 Net realized and unrealized gains .................          .12            .67           .32
                                                       ---------------------------------------
Total from investment operations ...................          .66           1.18           .62
                                                       ---------------------------------------
Less distributions from:
 Net investment income .............................         (.57)          (.58)         (.20)
 Net realized gains ................................         (.02)            --            --
                                                       ---------------------------------------
Total distributions ................................         (.59)          (.58)         (.20)
                                                       ---------------------------------------
Net asset value, end of year .......................   $    11.09     $    11.02    $    10.42
                                                       =======================================

Total return* ......................................         6.15%         11.62%         6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   17,117     $    9,268    $    3,884
Ratios to average net assets:
 Expenses ..........................................          .25%           .25%          .34%**
 Expenses excluding waiver and payments by affiliate          .94%          1.01%         1.21%**
 Net investment income .............................         5.03%          5.39%         4.90%**
Portfolio turnover rate ............................        16.00%         51.81%        42.83%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

(1)  For the period July 1, 1996 (effective date) to February 28, 1997.

                       See notes to financial statements.



112



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.5%
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ..........................................   $   150,000   $   167,012
 Caledonia Community Schools, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ..........................       100,000       106,805
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%, 5/01/19 ................       250,000       277,800
 Central Michigan University Revenue, FGIC Insured, 5.00%, 10/01/27 ...............................       500,000       480,155
 Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
    Refunding, Series B, 5.625%, 11/01/14 .........................................................       650,000       661,687
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15 .       100,000       107,793
 Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ................       100,000       101,439
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ..........................       215,000       224,103
 Detroit Water Supply System Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ......................       750,000       728,918
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .............................       500,000       503,435
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 ...       100,000       106,214
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ....................       240,000       271,171
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
    6.05%, 1/01/25 ................................................................................       500,000       535,600
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 .................       160,000       176,202
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...............       150,000       169,590
 Huron Valley School District GO, FGIC Insured, Pre-Refunded,
    5.875%, 5/01/16 ...............................................................................       100,000       112,200
    5.75%, 5/01/22 ................................................................................       100,000       111,341
 Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 ..................................       130,000       138,701
 Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 ........................................       200,000       205,784
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ......................................       225,000       241,763
    Refunding, MBIA Insured, 5.25%, 5/15/18 .......................................................       250,000       253,790
 Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 .......................................       275,000       292,375
 Kent County Building Authority GO, 5.00%, 6/01/26 ................................................       600,000       579,186
 Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ........................       100,000       106,693
 Lincoln Consolidated School District,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ....................................................       130,000       144,841
    Refunding, FGIC Insured, 5.85%, 5/01/21 .......................................................        10,000        10,862
 Lincoln Park School District, Refunding, FGIC Insured, 5.00%, 5/01/26 ............................       400,000       390,676
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation, Calvin College Project,
    5.55%, 6/01/17 ................................................................................       840,000       841,873
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program Revenue Sharing, 5.20%,
    11/01/19 ......................................................................................       330,000       323,832
 Michigan State Building Authority Revenue, Facilities Program, Refunding, Series 1, 4.75%, 10/15/21      500,000       474,715
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ...............................       200,000       213,388
    SFMR, Refunding, Series B, 6.20%, 6/01/27 .....................................................        75,000        79,471
    SFMR, Refunding, Series E, 6.20%, 12/01/27 ....................................................       310,000       324,263
    SFMR, Series D, 5.95%, 12/01/16 ...............................................................       250,000       262,998
 Michigan State Hospital Finance Authority Revenue,
    Mercy Health Services, Series U, 5.75%, 8/15/26 ...............................................       300,000       313,521
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ....................       500,000       485,455
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 .......................................       225,000       241,718
    Presbyterian Villages Obligation Group, 6.375%, 1/01/25 .......................................     1,250,000     1,333,046
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .......................................       100,000       108,257
 Michigan State Hospital Financing Authority Revenue, Hospital-Charity Obligation Group, Series A,
    5.125%, 11/01/29 ..............................................................................       800,000       778,840
 Michigan State Strategic Fund Limited Obligation Revenue,
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 ....................................       600,000       611,754
    Worthington Armstrong Venture, 5.75%, 10/01/22 ................................................       350,000       368,613
 Michigan State Trunk Line, Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ....................       500,000       489,690
 Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational Community, Refunding, 5.00%,
    11/01/17 ......................................................................................       500,000       496,965
 Oakridge Public Schools GO, FSA Insured, 5.125%, 5/01/28 .........................................       500,000       497,340
 Ottawa County GO, Holland Township Water Supply, Refunding, 5.15%, 8/01/18 .......................       280,000       284,371
 Wayne Charter County Airport Revenue, Detroit Metro Airport, Series A, MBIA Insured, 5.25%,
    12/01/18 ......................................................................................       500,000       504,325
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19 ..................       100,000       112,347
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $15,734,216) ...................................................                  16,352,918
                                                                                                                    -----------


                                                                             113



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                  PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 3.0%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper
 Project, Refunding, Series C, Daily VRDN and Put, 3.10%, 12/01/23 .              $ 100,000    $  100,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit
 Edison Co., Reserve 1, Refunding, Daily VRDN and Put, 3.15%, 9/01/30               300,000       300,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. ..
 Project, Refunding, Series B, Daily VRDN and Put, 2.20%, 12/01/15 .                100,000       100,000
                                                                                              -----------
 TOTAL SHORT TERM INVESTMENTS (COST $500,000) ......................                              500,000
                                                                                              -----------
 TOTAL INVESTMENTS (COST $16,234,216) 98.5% ........................                           16,852,918
 OTHER ASSETS, LESS LIABILITIES 1.5% ...............................                              264,500
                                                                                              -----------
 NET ASSETS 100.0% .................................................                          $17,117,418
                                                                                              ===========

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


114


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                                              1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.68     $     11.28       $     11.82
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .61             .63             .64             .65               .66
 Net realized and unrealized gains (losses) .           .05             .32            (.06)            .39              (.55)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .66             .95             .58            1.04               .11
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.62)           (.64)           (.65)           (.64)             (.65)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.96     $     11.92     $     11.61     $     11.68       $     11.28
                                                =============================================================================

Total return* ...............................          5.63%           8.37%           5.13%           9.43%             1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   681,818     $     636,929  $   574,691      $   564,864       $   533,937
Ratios to average net assets:
 Expenses ...................................           .65%            .66%            .64%            .65%              .63%
 Net investment income ......................          5.06%           5.34%           5.58%           5.65%             5.86%
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%            31.05%

CLASS C
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.98     $     11.66     $     11.72     $     11.30
                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .54             .56             .57             .49
 Net realized and unrealized gains (losses) .           .06             .33            (.05)            .40
                                                -----------------------------------------------------------
Total from investment operations ............           .60             .89             .52             .89
                                                -----------------------------------------------------------
Less distributions from net investment income          (.55)           (.57)           (.58)           (.47)
                                                -----------------------------------------------------------
Net asset value, end of year ................   $     12.03     $     11.98     $     11.66     $     11.72
                                                ===========================================================

Total return* ...............................          5.09%           7.84%           4.57%           8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    48,715     $    28,139     $    13,095       $     4,542
Ratios to average net assets:
 Expenses ...................................          1.21%           1.21%           1.21%           1.23%**
 Net investment income ......................          4.50%           4.77%           5.01%           5.15%**
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.


                                                                             115



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                  AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 99.2%
BONDS 99.2%
Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 ..........................................   $ 4,100,000  $ 4,378,144
Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14.................................     1,000,000    1,100,270
Atlantic City Municipal Utilities Authority Revenue, Water
System, Pre-Refunded, 7.75%, 5/01/17 ................................................................    2,000,000    2,141,340
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, ETM, MBIA
Insured, 7.40%, 7/01/16 .............................................................................    9,500,000   12,211,775
Atlantic County Utilities Authority, Solid Waste Revenue,
   7.00%, 3/01/08 ...................................................................................    2,000,000    2,032,720
  7.125%, 3/01/16 ...................................................................................    6,600,000    6,728,568
Bedminister Township Board of Education COP, Pre-Refunded, 7.125%, 9/01/10...........................    2,000,000    2,179,880
Bergen County Utility Authority Solid Waste System Revenue,
Series A, FGIC Insured, 6.25%, 6/15/11 1,325,000 1,433,067 Camden County
Improvement Authority Health System Revenue, Catholic Health East, Series B,
AMBAC Insured, 5.00%, 11/15/28 ......................................................................   11,600,000   11,440,152
Camden County Municipal Utilities Authority Sewer Revenue, Refunding, FGIC Insured,
   5.20%, 7/15/15 ...................................................................................    5,000,000    5,145,050
   5.25%, 7/15/16 ...................................................................................    2,005,000    2,072,929
   5.125%, 7/15/17 ..................................................................................    4,560,000    4,620,101
   5.25%, 7/15/17 ...................................................................................    2,425,000    2,497,168
Cape May County IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
   MBIA Insured, 6.80%, 3/01/21 .....................................................................    5,400,000    6,721,272
Carteret Board of Education COP, MBIA Insured, 6.25%, 4/15/19 .......................................    2,750,000    3,032,068
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue,
Refunding, 5.625%, 3/01/11 1,890,000 1,962,387 Delaware River and Bay Authority Revenue, FGIC
   Insured, 5.25%, 1/01/26 ..........................................................................   10,200,000   10,415,934
Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
   5.50%, 1/01/26 ...................................................................................   24,000,000   25,354,794
Essex County Improvement Authority Revenue,
   MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ......................................................    2,510,000    2,767,677
   Utilities System, Orange Franchise, Series A, MBIA Insured, 5.375%, 7/01/18 ......................    1,400,000    1,444,982
Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 7/01/10 ...............    3,000,000    3,127,320
Freehold Township Board of Education, FSA Insured, 5.40%, 7/15/28 ...................................    1,080,000    1,109,171
Gloucester County Improvement Authority Revenue, Justice Complex Lease Project, Pre-Refunded,
   7.50%, 12/15/10 ..................................................................................    1,000,000    1,044,680
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, SES Gloucester Co. ...
   LP Project, Series B, 8.375%, 7/01/10 ............................................................      275,000      275,982
Hamilton Township Board of Education COP, Series B, FSA Insured, 7.00%, 12/15/15 ....................    4,670,000    5,053,500
Highland Park School District GO, Refunding, MBIA
Insured, 5.125%, 2/15/25 7,120,000 7,157,878 Howell Township GO, Refunding,
FGIC Insured, 6.80%, 1/01/14 1,750,000 1,911,928 Hudson County Improvement
Authorities Facilities Lease Revenue, Hudson County Lease Project, FGIC
Insured, Pre-Refunded, 6.00%, 12/01/25 ..............................................................    2,000,000    2,205,320
Hudson County  Improvement Authority Solid Waste Systems Revenue, Koppers Site Project, Series
    A, 6.125%, 1/01/29 ..............................................................................    6,510,000    6,365,478
Mercer County Improvement Authority Revenue, Library Systems, Series A, Pre-Refunded, 6.00%, 12/01/14    2,500,000    2,789,950
Middlesex County COP,
   MBIA Insured, 5.30%, 6/15/29 .....................................................................    5,000,000    5,123,400
   MBIA Insured, Pre-Refunded, 6.00%, 8/15/14 .......................................................    1,500,000    1,660,050
   MBIA Insured, Pre-Refunded, 6.125%, 2/15/19 ......................................................    2,300,000    2,558,267
   Refunding, MBIA Insured, 5.00%, 2/15/19 ..........................................................    4,250,000    4,233,935
Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission Project,
   Pre-Refunded, 6.00%, 9/15/14 .....................................................................    2,000,000    2,255,520
Middlesex County Utilities Authority Sewer Revenue, Refunding, Series A, FGIC Insured,
   5.375%, 9/15/15 ..................................................................................    2,100,000    2,185,176
   5.125%, 12/01/16 .................................................................................    9,000,000    9,181,980
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
   8/01/24 ..........................................................................................    4,295,000    4,597,755
   8/01/25 ..........................................................................................    4,300,000    4,603,107
Moorestown Township School District, FGIC Insured, 5.00%, 1/01/26 ...................................    1,000,000      991,170
Mount Olive Township, Board of Education, FGIC Insured, 5.25%,
   1/15/22 ..........................................................................................    2,550,000    2,594,192
   1/15/23 ..........................................................................................    2,690,000    2,733,121
New Brunswick Parking Authority Revenue, City GTD Parking, FGIC Insured, 5.00%, 1/01/29 .............    2,000,000    1,981,480
New Jersey EDA Revenue,
   Educational Testing Service, Refunding, Series A, MBIA Insured, 4.75%, 5/15/25 ...................    3,500,000    3,362,870
   Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ..............    2,500,000    2,602,950
   St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ....................................    4,375,000    4,473,875
New Jersey EDA,
   Auto Parking Revenue, Blair Development Co., FGIC Insured, 5.60%, 10/15/26 .......................    2,000,000    2,113,000
   EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ......................    3,545,000    3,806,656


116



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey EDA, (cont.)
   EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ..................   $   395,000   $   424,155
   Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...............     6,370,000     6,694,615
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ...............     3,245,000     3,397,937
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...............     2,720,000     2,866,499
   Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 ...     3,000,000     3,279,510
   Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
   6.25%, 8/01/24 ...............................................................................     8,200,000     9,036,974
   PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ..........................................       550,000       596,998
   School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ........................     1,640,000     1,696,285
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/20     4,605,000     4,936,468
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/22     3,315,000     3,553,614
   Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ...............................     7,440,000     7,999,042
   Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
       5.80%, 3/01/24 ...........................................................................     1,000,000     1,061,260
   Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ........................     6,000,000     6,457,380
New Jersey Health Care Facilities Financing Authority Revenue,
   Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .......................................     2,500,000     2,730,175
   Atlantic Health Systems, Series A, 5.00%, 7/01/27 ............................................     5,500,000     5,425,750
   Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ........................     6,000,000     5,920,320
   Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 .....................................     2,720,000     2,800,893
   Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 .........................     1,000,000     1,029,570
   Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 .......................................     2,020,000     2,203,315
   Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...........................     5,000,000     5,078,650
   Cathedral Health, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 ........................     9,330,000    10,176,698
   Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ............................     1,200,000     1,198,488
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 ............................     1,000,000     1,033,810
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 ............................     2,435,000     2,516,938
   East Orange General Hospital, Series B, 7.75%, 7/01/20 .......................................     5,445,000     5,733,585
   Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 ..................................     4,890,000     5,163,596
   Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ..............................................     5,150,000     5,351,829
   Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ........................     2,400,000     2,554,464
   Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ......     5,000,000     5,061,050
   Holy Name Hospital, 6.00%, 7/01/25 ...........................................................     3,000,000     3,148,080
   Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ............................................     4,380,000     4,445,963
   Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 7/01/08 ....................     2,000,000     2,136,260
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .......................     2,500,000     2,635,650
   JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .........................     7,855,000     7,752,571
   John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 7/01/25 .......     5,000,000     5,276,950
   Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ..................     7,000,000     6,946,240
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/16 ..................     4,900,000     5,566,694
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/24 ..................     8,250,000     9,372,495
   Morristown Memorial Hospital, Series C, Pre-Refunded, 7.125%, 7/01/08 ........................     1,800,000     1,859,832
   New Jersey Geriatric Center of Workmen's Circle Inc., Series A, FHA Mortgage Insured, 8.00%,
       2/01/28 ..................................................................................       125,000       128,185
   Newcomb Medical Center, Series A, 7.875%, 7/01/03 ............................................     2,590,000     2,722,168
   Pascack Valley Hospital Association, 5.125%, 7/01/28 .........................................     6,000,000     5,673,780
   Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 ........................................     3,565,000     3,903,461
   Riverview Medical Center, 5.875%, 7/01/16 ....................................................    10,000,000    10,737,900
   Shoreline Behavioral Health, MBIA Insured, 5.50%, 7/01/27 ....................................     1,500,000     1,564,740
   Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ..................................     2,000,000     1,973,000
   St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .......................    16,000,000    15,795,200
   St. Joseph's Hospital and Medical Center, Refunding, 5.75%, 7/01/16 ..........................     2,050,000     2,198,092
   St. Joseph's Hospital and Medical Center, Refunding, 6.00%, 7/01/26 ..........................     1,000,000     1,090,050
   Wayne General Hospital, Series B, Pre-Refunded, 5.75%, 8/01/11 ...............................     1,720,000     1,829,633
   Wayne General Hospital, Series B, Pre-Refunded, 5.875%, 8/01/18 ..............................     1,000,000     1,054,220
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ..........................     5,000,000     5,063,850
New Jersey State Educational Facilities Authority Revenue,
   Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ................................     2,000,000     2,145,980
   New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%,
       7/01/24 ..................................................................................     1,455,000     1,579,504
   New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 ...............     2,500,000     2,561,325
   New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ...................     4,000,000     4,366,160



                                                                             117



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey State Educational Facilities Authority Revenue, (cont.)
    Princeton University, Series C, 5.25%, 7/01/25 .................................................   $ 2,760,000   $ 2,805,816
    Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .........................................     3,000,000     3,238,530
    Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .........................................     9,810,000    10,655,524
    Seton Hall University Project, Refunding, Series E,MBIA Insured, 5.60%, 7/01/16 ................     1,765,000     1,882,867
    Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 ...........................       445,000       459,476
    Seton Hall University Project, Series C, BIG Insured, Pre-Refunded, 6.85%, 7/01/19 .............       555,000       573,054
    Seton Hall University Project, Series D, 7.00%, 7/01/21 ........................................     4,400,000     4,653,176
    St. Peters College, Series B, 5.50%, 7/01/27 ...................................................     2,000,000     2,014,940
    Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ......................................     1,100,000     1,091,849
    Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ......................................     1,575,000     1,551,060
    Trenton State College, Series A, MBIA Insured, 5.10%, 7/01/21 ..................................     3,600,000     3,610,332
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 ................................     4,780,000     5,174,589
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 ................................     7,845,000     8,481,073
 New Jersey State Highway Authority Garden State Parkway, Senior Parkway Revenue,
    6.20%, 1/01/10 .................................................................................     5,000,000     5,698,800
    6.25%, 1/01/14 .................................................................................     2,500,000     2,683,750
    6.00%, 1/01/16 .................................................................................     2,900,000     3,033,690
 New Jersey State Housing and Mortgage Finance Agency MFHR,
    Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ....................................     2,170,000     2,258,059
    Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ............................................     5,000,000     5,341,650
    Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ............................................    12,500,000    13,326,625
    Regency Park Project, Series H, 7.70%, 11/01/30 ................................................       450,000       465,345
    Series A, AMBAC Insured, 5.55%, 5/01/27 ........................................................     2,000,000     2,041,800
 New Jersey State Housing and Mortgage Finance Agency Revenue,
    Home Buyer, Series B, MBIA Insured, 7.90%, 10/01/22 ............................................       485,000       500,399
    Home Buyer, Series D, MBIA Insured, 7.70%, 10/01/29 ............................................     2,340,000     2,409,077
    Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ............................................     4,980,000     5,265,454
    Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ............................................     4,000,000     4,247,800
    Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .............................................    12,000,000    12,498,960
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 ................................................     2,885,000     3,098,144
    Section 8, Refunding, Series A, 6.95%, 11/01/13 ................................................    12,400,000    13,328,884
 New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A,
    MBIA Insured,
    6.60%, 7/01/15 .................................................................................     8,000,000     8,758,080
    6.25%, 7/01/20 .................................................................................     6,800,000     7,322,444
 Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .........................................     3,250,000     3,554,948
 North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 ...........     2,000,000     2,022,860
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ...     2,000,000     1,950,540
 Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, 5.80%, 12/01/18 ....     7,400,000     7,855,470
 Orange Township GO, Municipal Utility and Lease, Refunding, Series C, MBIA Insured, 5.10%, 12/01/17     3,035,000     3,072,361
 Piscataway Township School District COP, MBIA Insured, Pre-Refunded, 7.50%, 6/15/09 ...............     1,000,000     1,012,790
(b)Plainfield Board Education, FSA Insured, 5.00%, 8/01/26 .........................................     5,000,000     4,933,600
 Port Authority of New York and New Jersey Revenue, Consolidated 74th Series, 6.75%, 8/01/26 .......     1,000,000     1,076,440
 Port Authority of New York and New Jersey Revenue,
    Consolidated 67th Series, 6.875%, 1/01/25 ......................................................     2,500,000     2,588,200
    Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 .......................................       750,000       778,785
    Consolidated 71st Series, 6.50%, 1/15/26 .......................................................     2,500,000     2,643,700
    Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ........................................     7,000,000     7,909,930
    Consolidated 84th Series, 6.00%, 1/15/28 .......................................................     1,125,000     1,193,681
    Consolidated 94th Series, 6.00%, 12/01/16 ......................................................     2,000,000     2,161,480
    Consolidated 94th Series, 6.00%, 6/01/17 .......................................................     5,000,000     5,403,700
    Consolidated, 109th Series, FGIC Insured, 5.375%, 7/15/22 ......................................     4,645,000     4,790,017
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ......................................     5,000,000     5,433,050
    Special Obligation Revenue, Consolidated, 102nd Series, MBIA Insured, 5.75%, 10/15/23 ..........     5,000,000     5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    4th Installment, Special Project, 6.75%, 10/01/11 ..............................................     2,500,000     2,783,900
    John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ......................     8,000,000     8,569,040
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 .........................................     3,000,000     3,432,450


118



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Q, Pre-Refunded,
    8.00%, 7/01/18 .............................................................................   $  8,000,000   $  8,653,600
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07 .............................................................................        120,000        123,996
    7.75%, 7/01/08 .............................................................................      1,350,000      1,380,321
    7.50%, 7/01/09 .............................................................................        100,000        102,221
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ...........................................................................      1,000,000      1,042,180
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series N, 7.125%, 7/01/14 .......................................................      2,355,000      2,422,023
    Series T, 6.00%, 7/01/16 ...................................................................     11,535,000     12,482,024
    Series X, 6.00%, 7/01/15 ...................................................................      2,000,000      2,167,120
    Series X, 6.125%, 7/01/21 ..................................................................      5,000,000      5,711,700
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .................................................      4,185,000      4,348,299
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ...        125,000        152,519
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............        660,000        692,020
 Rutgers State University, Series A,
    6.50%, 5/01/18 .............................................................................      4,250,000      4,566,158
    5.00%, 5/01/23 .............................................................................      3,255,000      3,227,723
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and
 Gas Co., Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ...................................      5,000,000      5,655,300
 South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC
 Insured, 5.50%, 8/01/24 .......................................................................      1,720,000      1,790,365
 Stony Brook Regional Sewerage
 Authority Revenue, Series A, Pre-Refunded, 7.40%, 12/01/09 ....................................      1,000,000      1,052,030
 Union County Improvement Authority Revenue, Plainfield Board of Education, FGIC
 Insured, 5.85%, 8/01/26 .......................................................................      5,000,000      5,407,550
 Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 ..............................................................      3,000,000      3,047,910
 University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 ..............      1,700,000      1,672,307
 University of Medicine and Dentistry Revenue, Series C, Pre-Refunded, 7.20%,
    12/01/09 ...................................................................................        750,000        787,928
    12/01/19 ...................................................................................        725,000        761,663
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ...................................................................................      2,500,000      2,544,900
    10/01/18 ...................................................................................      3,045,000      3,078,647
    10/01/22 ...................................................................................      2,000,000      2,006,700
 Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 ........      1,200,000      1,214,940
                                                                                                                  ------------
 TOTAL BONDS ...................................................................................                   724,311,573
                                                                                                                  ------------
 ZERO COUPON BONDS
(d)Middlesex County COP, MBIA Insured, zero cpn., 6/15/24 ......................................      1,000,000        272,420
                                                                                                                  ------------
 TOTAL LONG TERM INVESTMENTS (COST $678,154,419) ...............................................                   724,583,993
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS .3%
 New Jersey EDA, EDR, Dow Chemical, El Dorado Term 1984B, Refunding, Daily VRDN
 and Put, 2.80%, 5/01/03 .......................................................................        600,000        600,000
 New Jersey State Turnpike Authority
 Revenue, Series D, Weekly VRDN and Put, 1.95%, 1/01/18 ........................................        800,000        800,000
 Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.15%, 5/01/19 ...............................................        400,000        400,000
 Puerto  Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
 VRDN and Put, 2.20%, 12/01/15 .................................................................        400,000        400,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ................................................                     2,200,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $680,354,419) 99.5% ...................................................                   726,783,993
 OTHER ASSETS, LESS LIABILITIES .5% ............................................................                     3,749,196
                                                                                                                  ------------
 NET ASSETS 100.0% .............................................................................                  $730,533,189
                                                                                                                  ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.


                                                                             119



FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                              1999            1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.86     $     11.55     $     11.60     $     11.22       $     11.70
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .59             .62             .63             .63               .63
 Net realized and unrealized gains (losses) .          (.01)            .31            (.05)            .38              (.49)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .58             .93             .58            1.01               .14
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.61)           (.62)           (.63)           (.63)             (.62)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.83     $     11.86     $     11.55     $     11.60       $     11.22
                                                -----------------------------------------------------------------------------

Total return* ...............................          5.12%           8.21%           5.13%           9.19%             1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   483,664     $   427,022     $   384,003     $   375,415       $   349,458
Ratios to average net assets:
 Expenses ...................................           .67%            .67%            .66%            .66%              .65%
 Net investment income ......................          5.00%           5.33%           5.52%           5.51%             5.71%
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%            26.44%

CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.65     $     11.23
                                                -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .53             .56             .56             .47
 Net realized and unrealized gains (losses) .            --             .31            (.04)            .41
                                                -------------------------------------------------------------
Total from investment operations ............           .53             .87             .52             .88
                                                -------------------------------------------------------------
Less distributions from net investment income          (.55)           (.56)           (.56)           (.46)
                                                -------------------------------------------------------------
Net asset value, end of year ................   $     11.90     $     11.92     $     11.61     $     11.65
                                                -------------------------------------------------------------

Total return* ...............................          4.59%           7.66%           4.59%           7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    32,962     $    15,946     $     7,100       $     2,044
Ratios to average net assets:
 Expenses ...................................          1.23%           1.22%           1.23%           1.24%**
 Net investment income ......................          4.44%           4.74%           4.93%           4.87%**
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.


120



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                     PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 102.3%
Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 ..................................   $ 1,000,000   $ 1,017,390
Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen
   Court Project, 7.25%, 10/01/14 ................................................................     2,000,000     2,127,960
Bend Urban Renewal Agency Tax Revenue, Series A, Pre-Refunded,
   6.85%, 9/01/06 ................................................................................       600,000       600,000
   7.00%, 9/01/11 ................................................................................       750,000       750,000
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
   5.20%, 10/01/17 ...............................................................................     4,000,000     4,006,720
   5.125%, 10/01/28 ..............................................................................     4,500,000     4,435,740
Benton County Hospital Facilities Authority, Good Samaritan Hospital, Corvallis, Pre-Refunded,
   6.25%, 10/01/09 ...............................................................................     1,125,000     1,234,103
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.80%,
6/01/12 ..........................................................................................     1,000,000     1,115,500
Clackamas Community College District, MBIA Insured,
Pre-Refunded, 5.80%, 6/01/26 .....................................................................     1,000,000     1,115,500
Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health, Refunding,
   Series A, MBIA Insured, 6.35%, 3/01/09 ........................................................     4,945,000     5,318,397
Clackamas County Hospital Facilities Authority Revenue,
   Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .............................................     2,250,000     2,322,383
   Jennings Lodge Project, GNMA Secured, 7.50%, 10/20/31 .........................................     2,990,000     3,151,251
   Kaiser Permanente, Series A, 6.50%, 4/01/11 ...................................................     1,635,000     1,739,002
   Kaiser Permanente, Series A, 5.375%, 4/01/14 ..................................................     2,500,000     2,588,725
   Kaiser Permanente, Series A, 6.25%, 4/01/21 ...................................................     4,950,000     5,213,093
   Sisters of Providence Project, 8.125%, 10/01/07 ...............................................       110,000       111,412
   Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ......................................       500,000       521,045
   Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ......................................     1,500,000     1,565,745
Clackamas County USD No. 115, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14 ........................     4,000,000     4,518,760
Clairmont Water District Revenue, 6.50%, 2/01/12 .................................................     1,125,000     1,158,840
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
   6.00%, 1/01/13 ................................................................................     3,000,000     3,221,040
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B, MBIA
   Insured, 6.00%, 11/15/15 ......................................................................     1,950,000     2,143,343
Emerald People's Utility District Electric System Revenue, AMBAC Insured, Series B, Pre-Refunded,
   7.30%, 11/01/11 ...............................................................................       500,000       514,275
Eugene Electric Utility System Revenue,
   Pre-Refunded, 6.65%, 8/01/10 ..................................................................       655,000       703,070
   Pre-Refunded, 6.70%, 8/01/11 ..................................................................       700,000       752,171
   Pre-Refunded, 5.75%, 8/01/16 ..................................................................     3,000,000     3,308,070
   Refunding, FSA Insured, 5.00%, 8/01/18 ........................................................     4,500,000     4,488,705
   Refunding, FSA Insured, 5.05%, 8/01/22 ........................................................    13,620,000    13,639,613
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ....................................       500,000       529,100
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .................................       840,000       841,344
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ...............................................................................       750,000       822,780
   6.70%, 10/01/23 ...............................................................................     1,900,000     2,085,516
Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ..........................................       825,000       892,741
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15 ......................................................     1,000,000     1,077,250
Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...................       205,000       216,708
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
   7.00%, 6/01/02 ................................................................................     1,500,000     1,628,385
   7.25%, 6/01/06 ................................................................................     2,310,000     2,507,159
Lane and Douglas Counties GO, School District No. 28J Fern Ridge, FGIC Insured, 5.00%, 6/01/17 ...     1,000,000     1,007,290
Lane County COP, Fairground Project, 7.00%, 8/01/04 ..............................................     1,000,000     1,012,530
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .............................    11,575,000    12,566,515
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...........................................     2,425,000     2,455,676
Marion County COP, Courthouse Square Project, Series A, MBIA Insured,
   4.80%, 6/01/17 ................................................................................     1,140,000     1,119,526
   4.80%, 6/01/18 ................................................................................     1,165,000     1,137,739
   5.00%, 6/01/23 ................................................................................     2,000,000     1,972,200
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25      1,240,000     1,396,017
Marion County UHSD No. 7J, Pre-Refunded, 6.00%, 6/01/13 ..........................................     1,000,000     1,114,380
Medford Hospital Facilities Authority Revenue,
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18 ..................................    13,700,000    13,548,478
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24 ..................................     6,300,000     6,192,963
   Asante Health Systems, Series B, MBIA Insured, 5.125%, 8/15/28 ................................    11,500,000    11,513,455
   Gross Rogue Valley Health Services, MBIA Insured, Pre-Refunded, 6.75%, 12/01/20 ...............     4,475,000     4,818,859
Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13 .....................     4,865,000     5,068,698
Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17 ...................     1,000,000     1,025,000



                                                                             121



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Multnomah Educational Service District, 5.40%, 6/01/17 ........................................   $ 1,000,000   $ 1,036,240
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28     3,500,000     3,413,445
 Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 ............................................................................       215,000       250,370
    7.50%, 12/01/09 ............................................................................       215,000       250,146
 Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ...............     1,500,000     1,602,045
 Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .....................................     4,000,000     4,702,720
 Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
    7/01/25 ....................................................................................       100,000       102,212
    7/01/28 ....................................................................................     2,000,000     2,045,740
 Oregon State Department of Administrative Services COP,
    Series A, AMBAC Insured, 5.80%, 5/01/24 ....................................................     5,000,000     5,417,250
    Series C, MBIA Insured, 5.75%, 5/01/17 .....................................................     2,000,000     2,155,820
 Oregon State Department of General Services COP,
    Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 .....       750,000       810,998
    Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ......        10,000        10,551
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ..........................................     1,000,000     1,048,910
    Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 .......................................       150,000       158,267
    Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ......................................       950,000     1,027,264
    Series G, AMBAC Insured, 6.25%, 9/01/15 ....................................................       750,000       805,718
 Oregon State Department of Transportation Revenue GO, Regional Light Rail Federal Westside
    Project, MBIA Insured, 6.10%,
    6/01/07 ....................................................................................     2,000,000     2,217,220
    6.20%, 6/01/08 .............................................................................     2,500,000     2,775,675
    6.25%, 6/01/09 .............................................................................     1,750,000     1,934,818
(b)Oregon State Department Services, COP, Series A, Refunding, 5.00%, 5/01/24 ..................    35,000,000    34,749,750
 Oregon State EDR, Georgia Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 .....................................................     1,500,000     1,514,250
    Series CLVII, 6.35%, 8/01/25 ...............................................................    18,500,000    19,599,825
 Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ....................................       635,000       655,803
 Oregon State GO,
    Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ............................     4,265,000     4,232,501
    Board of Higher Education, 6.50%, 10/01/17 .................................................       750,000       800,393
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/22 .........................     5,000,000     5,004,100
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .........................     6,000,000     5,981,640
    Board of Higher Education, Series A, 5.65%, 8/01/27 ........................................     4,440,000     4,756,927
    Board of Higher Education, Series C, 5.65%, 8/01/27 ........................................     1,460,000     1,564,215
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...........................       910,000       975,684
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...........................       455,000       485,262
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..........................     1,950,000     1,997,561
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...........................     1,410,000     1,506,331
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...........................     2,015,000     2,244,146
    Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ..........................     2,155,000     2,364,401
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...........................     6,000,000     6,608,820
    Veteran's Welfare, Series 75, 5.85%, 10/01/15 ..............................................       800,000       883,424
    Veteran's Welfare, Series 75, 5.875%, 10/01/18 .............................................       460,000       494,054
    Veteran's Welfare, Series 75, 6.00%, 4/01/27 ...............................................     2,655,000     2,956,104
    Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ............................................     3,000,000     3,319,260
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..............................................     5,000,000     5,087,850
 Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue, Lewis
    and Clark College Project, Series A, 6.125%, 10/01/24 ......................................    10,500,000    11,540,550
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM,
    Series A, 5.75%, 7/01/12 ...................................................................       850,000       882,283
    Series A, 6.35%, 7/01/14 ...................................................................     2,920,000     3,093,010
    Series A, 6.40%, 7/01/18 ...................................................................     1,340,000     1,412,628
    Series A, 6.45%, 7/01/26 ...................................................................     3,100,000     3,264,734
    Series B, 6.875%, 7/01/28 ..................................................................    12,000,000    12,705,960
    Series C, 6.20%, 7/01/15 ...................................................................     2,480,000     2,604,645
    Series C, 6.40%, 7/01/26 ...................................................................     1,180,000     1,246,045
    Series D, 6.80%, 7/01/27 ...................................................................     1,750,000     1,837,990
    Series E, 7.00%, 7/01/09 ...................................................................       125,000       133,978



122



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM, (cont.)
   Series E, 5.80%, 7/01/16 .......................................................................   $   800,000   $   820,088
   Series E, 6.75%, 7/01/16 .......................................................................        45,000        45,029
   Series E, 7.15%, 7/01/25 .......................................................................       425,000       455,779
   Series F, 7.00%, 7/01/22 .......................................................................       910,000       916,197
   Series F, 5.65%, 7/01/28 .......................................................................     1,000,000     1,023,490
   Series G, 6.80%, 7/01/22 .......................................................................       620,000       657,355
   Series H, 5.65%, 7/01/28 .......................................................................     2,000,000     2,034,740
Oregon State Housing and Community Services Department Finance Housing Revenue, Multi-Unit,
   Series A, 6.80%, 7/01/13 .......................................................................     6,710,000     7,089,786
   Series A, 6.15%, 7/01/21 .......................................................................       910,000       971,097
   Series C, 6.85%, 7/01/22 .......................................................................       180,000       189,853
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 .......................................       450,000       484,160
Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ................................     2,200,000     2,233,154
Port of Portland International Airport Revenue, Portland International Airport,
   Series 7A, MBIA Insured, 6.75%, 7/01/09 ........................................................       990,000     1,057,756
   Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 ..........................................       510,000       552,611
   Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .........................................     2,800,000     3,405,248
   Series 10, FGIC Insured, 5.75%, 7/01/25 ........................................................       300,000       317,595
   Series 12C, FGIC Insured, 5.00%, 7/01/28 .......................................................     5,000,000     4,872,050
   Series 12C, FGIC Insured., 5.00%, 7/01/18 ......................................................     1,500,000     1,494,375
Port of Portland International Airport Special Obligation Revenue, Delta Airlines Inc. Project,
   6.20%, 9/01/22 .................................................................................     4,000,000     4,187,080
Port St. Helens PCR,
   Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ........................................     7,750,000     7,767,825
   Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ................................     3,600,000     3,651,948
Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11 .............     2,200,000     2,260,016
Portland Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series B-3, FGIC Insured,
   Pre-Refunded, 7.60%, 6/01/10 ...................................................................     2,825,000     2,969,923
Portland COP, PBA, Series A, Pre-Refunded, 7.25%, 4/01/08 .........................................     2,000,000     2,006,540
Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, Refunding,
   Series A, AMBAC Insured, 6.70%, 5/01/21 ........................................................     5,500,000     5,862,505
   Series B, AMBAC Insured, 6.70%, 5/01/21 ........................................................     8,475,000     9,033,587
Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 ...............................     1,500,000     1,561,815
Portland Housing Authority Revenue, 7.10%, 7/01/15 ................................................     1,000,000     1,046,180
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .................       635,000       635,584
Portland International Airport, Portland International Airport, Series 7-B, MBIA Insured,
   7.10%, 7/01/21 .................................................................................       105,000       114,021
   Pre-Refunded, 7.10%, 7/01/21 ...................................................................        95,000       103,340
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ............................     1,000,000     1,042,220
Portland Oregon GO, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 ................................     3,380,000     3,338,933
Portland Sewer System Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 6/01/15 ..............................................       500,000       503,995
   Series A, Pre-Refunded, 6.25%, 6/01/15 .........................................................     9,100,000    10,225,124
Portland Urban Renewal and Redevelopment, Downtown Waterfront, Refunding, Series A, 6.40%,
   6/01/08 ........................................................................................     5,555,000     5,952,960
Portland Water System Revenue, Series A, 5.00%, 8/01/16 ...........................................     1,000,000     1,004,730
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
   9.00%, 7/01/09 .................................................................................        75,000        92,932
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 ...................................................................     1,000,000     1,144,150
   Public Improvement, Refunding, 5.375%, 7/01/25 .................................................     1,000,000     1,030,710
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 .........................................................     4,000,000     4,326,800
   Series Y, 5.50%, 7/01/36 .......................................................................    13,000,000    13,934,440
   Series Y, 5.50%, 7/01/26 .......................................................................     7,275,000     7,642,606
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A, 7.75%,
   7/01/08 ........................................................................................       280,000       286,289
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series O, 7.125%, 7/01/14 ...........................................................     1,065,000     1,095,310
   Refunding, Series X, 5.50%, 7/01/25 ............................................................     2,600,000     2,695,264
  (b)Series DD, 5.00%, 7/01/28 ....................................................................     6,000,000     5,846,460
   Series R, Pre-Refunded, 6.25%, 7/01/17 .........................................................     2,070,000     2,271,473
   Series X, 6.00%, 7/01/15 .......................................................................     2,500,000     2,708,900
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded,
   7.75%, 12/01/26 ................................................................................       395,000       481,959



                                                                             123



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...................   $    240,000    $    251,645
 Puerto Rico Housing Bank and Financing Authority SFMR, Homeownership Fifth Portfolio, Pre-Refunded,
    7.50%, 12/01/15 ................................................................................        500,000         525,675
 Puerto Rico PBA Revenue, Government Facilities, Series B, 5.25%, 7/01/21 ..........................      3,700,000       3,746,805
 Puerto Rico PBA, Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15 ......      2,500,000       2,633,200
 Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .....................      1,100,000       1,163,195
 Salem Educational Facilities Revenue, Williamette University, Refunding, 6.10%, 4/01/14 ...........      1,000,000       1,056,530
 Salem GO, Series A, 5.875%, 1/01/07 ...............................................................      1,250,000       1,304,263
 Salem-Keizer School District No. 24J GO, FGIC Insured, Pre-Refunded, 6.00%,
    6/01/13 ........................................................................................      4,345,000       4,806,222
    6/01/14 ........................................................................................      4,395,000       4,861,529
 Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 ...............................      1,110,000       1,206,147
 Tillamook Peoples Utilities District, Pre-Refunded, 5.75%, 1/01/28 ................................      2,765,000       2,989,435
 Tri-County Metropolitan Transportation District GO, Light Rail Extended, Series A, 6.00%, 7/01/12 .      2,500,000       2,678,525
 Unified Sewer Agency Sewer Revenue, Pre-Refunded, 7.00%, 11/01/09 .................................      2,700,000       2,770,929
 Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .......................................................................................      1,635,000       1,664,365
    10/01/18 .......................................................................................      2,400,000       2,426,520
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ........................................................................................      2,500,000       2,496,800
    7/01/21 ........................................................................................      1,400,000       1,389,024
 Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 ........................      2,000,000       2,072,340
 Washington County Housing Authority MFHR,
    Bethany Meadows II Project, 5.85%, 9/01/27 .....................................................      1,435,000       1,501,426
    Terrace View Project, 5.50%, 12/01/17 ..........................................................      1,725,000       1,790,067
    Terrace View Project, 5.60%, 12/01/22 ..........................................................      1,360,000       1,407,627
 Washington County School District No. 088 GO, J Sherwood, FSA Insured,
    6.10%, 6/01/12 .................................................................................        190,000         209,963
    Pre-Refunded, 6.10%, 6/01/12 ...................................................................        810,000         910,246
 Washington County Unified Sewer Agency Revenue, senior lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 .................................................................        470,000         514,580
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ..................................................      1,000,000       1,118,500
    Pre-Refunded, 6.20%, 10/01/10 ..................................................................      3,530,000       3,961,507
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services,
    MBIA Insured, Pre-Refunded, 7.125%, 8/01/17 ....................................................      2,700,000       2,799,495
    Refunding, MBIA Insured, 5.875%, 8/01/12 .......................................................      4,400,000       4,834,764
 Yamhill County GO, USD No. 029J Newberg, FSA Insured, 6.10%, 6/01/11 ..............................      5,000,000       5,582,850
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $500,936,176) ...................................................                    528,321,851
(a)SHORT TERM INVESTMENTS 2.0%
 Oregon State GO,
    Series 73E, Weekly VRDN and Put, 2.95%, 12/01/16 ...............................................      4,300,000       4,300,000
    Series 73 F, Weekly VRDN and Put, 2.95%, 12/01/17 ..............................................      1,000,000       1,000,000
 Port of Portland International Airport Special Obligation Revenue, Horizon Airlines Inc. ..........
    Project, Daily VRDN and Put, 3.40%, 6/15/27 ....................................................        100,000         100,000
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 3.35%, 12/01/09 ........................      1,100,000       1,100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
    Put, 2.40%, 12/01/15 ...........................................................................      1,500,000       1,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put 2.60%, 7/01/28 .............................................................      2,700,000       2,700,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,700,000) ...................................................                     10,700,000
 TOTAL INVESTMENTS (COST $511,636,176) 104.3% ......................................................                    539,021,851
 OTHER ASSETS, LESS LIABILITIES (4.3%) .............................................................                   (22,395,171)
                                                                                                                       ------------
 NET ASSETS 100.0% .................................................................................                   $516,626,680

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



124


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


                                                                     YEAR ENDED FEBRUARY 28,
                                                 ----------------------------------------------------------------
CLASS A                                             1999            1998         1997         1996(1)      1995
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  10.56       $   10.39    $   10.44    $   10.16    $   10.56
Income from investment operations:
 Net investment income ......................         .55             .58          .60          .62          .62
 Net realized and unrealized gains (losses) .        (.02)            .32         (.04)         .29         (.41)
Total from investment operations ............         .53             .90          .56          .91          .21
Less distributions from:
 Net investment income ......................        (.55)           (.58)        (.61)        (.63)        (.61)
 In excess of net investment income .........        (.01)           (.01)         --           --           --
 Net realized gains .........................        (.01)           (.14)         --           --           --
                                                 ----------------------------------------------------------------
Total distributions .........................        (.57)           (.73)        (.61)        (.63)        (.61)
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  10.52       $   10.56    $   10.39    $   10.44    $   10.16
                                                 ----------------------------------------------------------------
Total return* ...............................        5.11%           8.90%        5.53%        9.15%        2.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 758,942      $ 713,141    $ 658,339    $ 639,847    $ 587,366
Ratios to average net assets:
 Expenses ...................................         .65%            .65%         .64%         .64%         .63%
 Net investment income ......................        5.17%           5.49%        5.84%        5.96%        6.15%
Portfolio turnover rate .....................       11.11%          12.74%       22.24%        9.71%       12.91%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.61      $   10.43    $   10.47    $   10.17
                                                 --------------------------------------------------
Income from investment operations:
 Net investment income ......................          .49            .52          .55          .47
 Net realized and unrealized gains (losses) .         (.03)           .33         (.05)         .30
                                                 --------------------------------------------------
Total from investment operations ............          .46            .85          .50          .77
                                                 --------------------------------------------------
Less distributions from:
 Net investment income ......................         (.49)(2)       (.53)        (.54)        (.47)
 Net realized gains .........................         (.01)          (.14)         --           --
                                                 --------------------------------------------------
Total distributions .........................         (.50)          (.67)        (.54)        (.47)
                                                 --------------------------------------------------
Net asset value, end of year ................    $   10.57      $   10.61    $   10.43    $   10.47
                                                 --------------------------------------------------
Total return* ...............................         4.50%          8.35%        4.98%        7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $  41,917      $  25,899    $  11,935    $   3,110
Ratios to average net assets:
 Expenses ...................................         1.21%          1.21%        1.21%        1.22%**
 Net investment income ......................         4.61%          4.89%        5.22%        5.36%**
Portfolio turnover rate .....................        11.11%         12.74%       22.24%        9.71%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(2) Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.                    125


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  BONDS 97.7%
  Abington School, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 ..........................  $  2,000,000    $  2,247,960
  Allegheny County Higher Education Building Authority, Duquesne University
    Project, 5.00%, 3/01/21 ............................................................     1,000,000         984,270
  Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 .........    10,000,000      10,163,800
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
       5.875%, 5/01/26 .................................................................     1,700,000       1,823,624
    Health Center, Canterbury Place, 5.375%, 12/01/21 ..................................     5,000,000       5,107,550
    Health Center, University of Pittsburgh Medical Center, Series B,
       MBIA Insured, 5.00%, 7/01/16 ....................................................     4,000,000       3,985,960
    University of Pittsburgh Health Center, Refunding, Series A, MBIA
       Insured, 5.625%, 4/01/27 ........................................................    10,450,000      10,944,808
  Allegheny County IDAR,
    Environmental Improvement, Refunding, 6.10%, 1/15/18 ...............................     2,000,000       2,113,680
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ...................    10,000,000       9,987,300
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ....................     7,530,000       7,542,199
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ........     1,000,000       1,095,740
  Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ....     1,555,000       1,606,502
  Allegheny County Residential Finance Authority Mortgage Revenue SFM,
    Series DD-1, GNMA Secured, 5.35%, 11/01/19 .........................................     1,000,000       1,004,230
    Series DD-2, GNMA Secured, 5.40%, 11/01/29 .........................................     2,000,000       2,013,620
  Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA
       Insured, 6.35%, 10/01/36 ........................................................     1,960,000       2,076,287
    Lexington Home, Series E, 7.125%, 2/01/27 ..........................................     3,715,000       3,851,563
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ........................................     1,400,000       1,461,656
    Series J, GNMA Secured, 7.50%, 6/01/17 .............................................     1,915,000       1,959,217
    Series K, GNMA Secured, 7.75%, 12/01/22 ............................................     1,815,000       1,857,634
    SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 .......................................     1,075,000       1,123,225
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .......................................       810,000         854,153
  Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 ....     2,730,000       2,786,921
  Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
    AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .......................................     5,000,000       5,550,500
  Beaver County IDA, PCR,
    Beaver Valley Project, Pennsylvania Power and Light, Refunding, Series A,
       7.15%, 9/01/21 ..................................................................     4,400,000       4,698,144
    Ohio Edison Project, Series A, 7.75%, 9/01/24 ......................................     6,475,000       6,705,381
  Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ..........................     3,000,000       3,191,280
  Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .     4,000,000       4,588,360
  Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ...........     4,000,000       4,483,920
  Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
     Series A, 6.60%, 3/01/19 ..........................................................     2,500,000       2,744,900
  Burrell School District, FGIC Insured, Pre-Refunded, 5.60%, 11/15/15 .................     2,890,000       3,176,630
(b) Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ....     5,000,000       4,868,450
  Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ..............     2,000,000       2,097,300
  Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
     Refunding, Series B, 6.375%, 7/01/18 ..............................................     3,500,000       3,858,155
  Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
     Series A, MBIA Insured, 5.80%, 11/01/20 ...........................................     5,000,000       5,390,450
  Chartiers Valley Industrial and Commercial Development Authority Revenue,
     First Mortgage, Asbury Place Project, Refunding, 6.50%, 2/01/36 ...................     4,250,000       4,624,128
  Clarion County Hospital Authority Revenue, Clarion Hospital Project,
     Refunding, 5.40%, 7/01/07 .........................................................     1,000,000       1,017,360
     5.55%, 7/01/09 ....................................................................     2,365,000       2,430,321
     5.60%, 7/01/10 ....................................................................       600,000         614,124
     5.75%, 7/01/12 ....................................................................     1,795,000       1,844,075
     5.75%, 7/01/17 ....................................................................       700,000         710,829
     5.625%,7/01/21 ....................................................................     1,500,000       1,502,775
  Cranberry Township Municipal Authority Water and Sewer Revenue,
     MBIA Insured, 5.125%, 12/01/26 ....................................................     1,450,000       1,455,467
  Dauphin County General Authority Health System Revenue, Pinnacle Health
     System Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ...........................     4,280,000       4,455,951
  Dauphin County General Authority Hospital Revenue, Hapsco-Western
    Hospital Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 .............................................     4,500,000       4,881,690
    Series B, MBIA Insured, 6.25%, 7/01/16 .............................................     5,000,000       5,337,450
  Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 .....     1,000,000       1,042,090
  Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 ....................     1,000,000         980,810
  Delaware County Authority Health Facility Revenue, Mercy Health Corp. ................
     Project, ETM, Refunding, 6.00%, 12/15/26 ..........................................    10,800,000      12,199,572
  Delaware County Authority Healthcare Revenue, Mercy Health Corp. .....................
     Southeastern, Series B, Pre-Refunded, 6.00%, 11/15/07 .............................     9,000,000       9,876,330
  Delaware County Authority Revenue, Elwyn Inc. Project, Pre-Refunded, 8.35%, 6/01/15 ..     2,000,000       2,160,400


126


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                               PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 .....  $ 5,000,000    $ 5,364,750
  Delaware River Port Authority Pennsylvania and New Jersey Revenue,
     Series 1995, FGIC Insured, 5.50%, 1/01/26 .............................................    7,350,000      7,764,908
  Delaware Valley Regional Finance Authority Local Government Revenue,
     Series B, AMBAC Insured, 5.60%, 7/01/17 ...............................................    5,000,000      5,438,800
  Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ..............    3,660,000      3,602,501
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 .............    7,000,000      7,530,670
  Erie County IDAR, Nursing Home, Sarah Reed Center Project, Pre-Refunded, 8.625%, 7/01/14 .    2,110,000      2,172,055
  Erie Higher Education Building Authority College Revenue, Gannon
     University Project, Series A, Pre-Refunded, 8.50%, 6/01/15 ............................    3,000,000      3,099,510
  Erie-Western Pennsylvania Port Authority General Revenue,
    6.875%, 6/15/16 ........................................................................      920,000      1,005,045
    Pre-Refunded, 8.625%, 6/15/10 ..........................................................    1,850,000      2,008,120
  Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 .......................    6,100,000      6,194,306
  Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 ....................    6,000,000      6,293,040
  Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ....................    4,455,000      4,369,553
  Hazleton Health Services Authority Hospital Revenue, Hazleton General
     Hospital, 5.50%, 7/01/27 ..............................................................    2,475,000      2,492,251
  Interboro School District GO, Delaware County, MBIA Insured, 5.375%, 8/15/22 .............    2,335,000      2,381,770
  Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 .........    1,250,000      1,377,963
  Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial
     Hospital, Refunding, Series A, 6.00%, 11/01/18 ........................................      785,000        824,854
  Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes
     Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ....................................    1,600,000      1,589,408
  Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project,
    Refunding, 7.15%, 3/01/17 ..............................................................    5,595,000      5,974,117
  Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan
     Hospital Project, Refunding, 6.00%, 11/15/18 ..........................................    2,500,000      2,600,350
  Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ........    5,500,000      5,571,500
    Hospital Lehigh Valley, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 .........    4,000,000      3,880,000
    Lehigh Valley Hospital Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........    1,000,000      1,075,080
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 8.00%, 7/15/01 .....................    1,000,000      1,034,500
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 .....................    5,800,000      6,551,390
    Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 .....................      900,000        934,020
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
      Series A, MBIA Insured, 6.40%, 11/01/21 ..............................................    5,000,000      5,424,950
      Series A, MBIA Insured, 6.15%, 8/01/29 ...............................................    5,550,000      6,063,431
      Series B, MBIA Insured, 6.40%, 9/01/29 ...............................................   10,000,000     11,108,600
  Lower Providence Township Sewer Authority Revenue, Refunding, MBIA Insured, 5.25%,
    5/01/14 ................................................................................    2,000,000      2,052,640
    5/01/22 ................................................................................    3,750,000      3,801,075
  Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project,
    Refunding, Series A, AMBAC Insured, 7.00%, 12/01/17 ....................................    5,000,000      5,728,250
       6.05%, 1/01/19 ......................................................................    4,750,000      4,976,385
  Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ...................................    2,285,000      2,300,035
  Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 ..............................    3,400,000      3,501,456
  Montgomery County Higher Education and Health Authority Revenue,
    Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 .........    2,375,000      2,471,805
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .............................    5,000,000      5,446,500
    Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ...............    1,315,000      1,470,025
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ................    1,750,000      1,921,150
  Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 .......................................    5,000,000      4,831,850
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ..................    4,850,000      5,044,000
    Adult Community Total Services, Series B, 5.75%, 11/15/17 ..............................    3,000,000      3,098,790
  Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ......................................    4,000,000      4,084,360
    PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 ....................    2,530,000      2,725,721
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ................    5,000,000      5,401,500
    Resource Recovery, 7.50%, 1/01/12 ......................................................   10,000,000     10,578,400
  Mount Pleasant Business District Authority Hospital Revenue,
    Frick Hospital, Refunding,
    5.70%, 12/01/13 ........................................................................    1,205,000      1,220,340
    5.75%, 12/01/17 ........................................................................      500,000        503,535
    5.75%, 12/01/27 ........................................................................    1,600,000      1,602,384


                                                                             127


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                             PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ..............  $  1,000,000    $  1,153,510
  New Wilmington Municipal Authority College Revenue, Westminster
     College, 5.35%, 3/01/28 ............................................................     2,250,000       2,220,615
  North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding,
     Series A, MBIA Insured, 6.10%, 7/15/21 .............................................     6,100,000       6,715,917
  Northeastern Pennsylvania Hospital and Educational Authority Revenue,
    Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ..........................     1,000,000       1,037,880
    Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ..........................     1,000,000       1,028,090
    Wilkes University, Refunding, 6.125%, 10/01/11 ......................................     5,000,000       5,002,700
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 .     5,000,000       5,461,500
  Pennsylvania EDA,
    Financing Authority Revenue, MacMillan LP Project, 7.60%, 12/01/20 ..................     3,000,000       3,648,660
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....     5,000,000       5,530,800
  Pennsylvania HFA,
    Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .............................    10,000,000      10,368,900
    SFM, Refunding, Series Y, 7.45%, 4/01/16 ............................................     2,355,000       2,425,038
    SFM, Series 29, 7.375%, 10/01/16 ....................................................     3,065,000       3,212,978
    SFM, Series 30, 7.30%, 10/01/17 .....................................................     2,055,000       2,164,943
    SFM, Series 34-A, 6.85%, 4/01/16 ....................................................     3,000,000       3,168,210
    SFM, Series 34-B, 7.00%, 4/01/24 ....................................................     6,000,000       6,317,940
    SFM, Series 38, 6.125%, 10/01/24 ....................................................     4,895,000       5,118,750
    SFM, Series 1991, 7.15%, 4/01/15 ....................................................     4,370,000       4,588,456
    SFM, Series U, 7.80%, 10/01/20 ......................................................       330,000         344,210
    SFM, Series W, 7.80%, 10/01/20 ......................................................     1,965,000       2,023,754
    SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .......................................     1,500,000       1,567,215
  Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan
     Pool Program, MBIA Insured, 5.625%, 9/01/13 ........................................     6,010,000       6,498,192
        9/01/14 .........................................................................     2,870,000       3,075,980
  Pennsylvania Intergovernmental Cooperative Authority Special Tax
     Revenue, Philadelphia Funding Project, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ..     6,000,000       7,009,020
  Pennsylvania State Financial Authority Revenue, Municipal Capital
    Improvements Program, Refunding, 6.60%, 11/01/09 ....................................    12,565,000      13,872,263
  Pennsylvania State Higher Educational Facilities Authority Revenue,
    Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ....................     1,000,000       1,062,070
    Allegheny College Project, Refunding, Series B, 6.00%, 11/01/22 .....................     3,140,000       3,492,182
    Allegheny College, Refunding, Series A, MBIA Insured, 5.00%, 11/01/22 ...............     3,300,000       3,245,814
    Allegheny College, Refunding, Series B, 5.00%, 11/01/26 .............................     3,000,000       2,942,490
    Drexel University, Refunding, 6.375%, 5/01/17 .......................................     5,220,000       5,649,136
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..........................     4,385,000       4,705,631
    Geneva College, 5.45%, 4/01/18 ......................................................     2,360,000       2,348,814
    Health Services, Allegheny Delaware Valley, Refunding,
       Series A, MBIA Insured, 5.875%, 11/15/21 .........................................    17,000,000      17,498,440
    Health Services, University of Pennsylvania, Refunding, Series A, 5.75%, 1/01/22 ....    10,000,000      10,435,000
    La Salle University, MBIA Insured, 5.25%, 5/01/23 ...................................     1,500,000       1,519,935
    La Salle University, Refunding, MBIA Insured, 5.625%, 5/01/17 .......................     4,000,000       4,211,280
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ............     1,000,000       1,020,000
    Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 .............     3,135,000       3,135,000
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ........................     3,040,000       3,289,736
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ............     3,000,000       3,172,860
    State Systems of Higher Education, Series O, AMBAC Insured, 5.125%, 6/15/24 .........     1,990,000       1,994,497
    Temple University, 7.40%, 10/01/10 ..................................................        30,000          30,343
    University of Pennsylvania, 5.50%, 7/15/38 ..........................................    10,000,000      10,271,800
  Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..............     4,250,000       4,623,108
  Pennsylvania State Pooled Finance Authority Lease Revenue,
     Capital Improvement, Series B, MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 .........       890,000         896,248
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue,
    Series B, AMBAC Insured, 4.75%, 12/01/27 ............................................     5,235,000       4,974,978
    sub. lien, Series B, AMBAC Insured, 5.00%, 12/01/23 .................................     2,000,000       1,977,440
  Pennsylvania State University, Series A, 5.00%, 8/15/22 ...............................     9,610,000       9,466,234
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
     AMBAC Insured, 6.10%, 6/15/25 ......................................................     5,000,000       5,411,450


128


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Philadelphia Gas Works Revenue,
    11th Series C, AMBAC Insured, 7.25%, 1/01/10 .......................................  $     795,000   $    820,050
    ETM, 12th Series B, MBIA Insured, 7.00%, 5/15/20 ...................................      1,000,000      1,210,050
    First Series A, FSA Insured, 5.00%, 7/01/26 ........................................      8,000,000      7,824,480
    Series A, 6.375%, 7/01/26 ..........................................................     10,100,000     11,091,113
(b) Philadelphia GO, FSA Insured, 5.00%, 3/15/28 .......................................     14,250,000     13,908,570
  Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ......................      5,225,000      5,805,707
    Temple University Hospital, 5.875%, 11/15/23 .......................................      5,000,000      5,127,700
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.625%, 4/01/11 ......................      7,755,000      7,937,010
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ...........................      2,465,000      2,375,841
    Children's Seashore House, Series A, 7.00%, 8/15/17 ................................      1,000,000      1,092,820
    Children's Seashore House, Series B, 7.00%, 8/15/22 ................................      2,600,000      2,841,332
    Frankford Hospital, Series A, 6.00%, 6/01/14 .......................................      2,500,000      2,612,025
  Philadelphia Municipal Authority Gas Works Lease Revenue, 7.625%, 5/01/14 ............      2,750,000      2,818,613
  Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .      2,000,000      2,117,580
  Philadelphia Parking Authority Airport Revenue,
    AMBAC Insured, 5.00%, 2/01/27 ......................................................      3,000,000      2,933,610
    Refunding, AMBAC Insured, 5.50%, 9/01/18 ...........................................      1,000,000      1,045,070
  Philadelphia RDA, Home Improvement Loan Revenue,
    Series A, FHA Insured, 7.375%, 6/01/03 .............................................         80,000         81,000
    Series B, FHA Insured, 6.10%, 6/01/17 ..............................................      1,000,000      1,044,640
  Philadelphia School District, Series B, AMBAC Insured,
    5.50%, 9/01/15 .....................................................................      5,000,000      5,273,900
    5.375%, 4/01/22 ....................................................................      2,995,000      3,052,804
  Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .................      6,840,000      7,743,769
  Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 .................     10,000,000     10,306,900
  Pittsburgh Urban RDA,
    Mortgage Revenue, Series A, 7.15%, 10/01/27 ........................................        840,000        899,380
    Mortgage Revenue, Series A, 5.25%, 10/01/29 ........................................      3,345,000      3,347,743
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ........................................      1,695,000      1,819,871
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 ................................      3,500,000      3,617,635
    SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 .....................................      1,965,000      2,025,935
  Pittsburgh Water and Sewer System Authority Revenue,
     ETM, Refunding, FGIC Insured, 7.25%, 9/01/14 ......................................      1,250,000      1,533,950
  Pottstown Borough Authority Sewer Revenue, FSA Insured,
     Pre-Refunded, 7.70%, 11/01/21 .....................................................      4,000,000      4,029,960
  Rose Tree Media School District GO, FGIC Insured, 5.85%, 2/15/17 .....................      5,000,000      5,328,300
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources
     Inc., Pre-Refunded, 6.50%, 1/01/10 ................................................     16,350,000     16,809,926
  Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ........      1,500,000      1,628,685
  Scranton School District GO, AMBAC Insured, 5.20%, 4/01/18 ...........................      5,275,000      5,343,311
  South Fork Municipal Authority Hospital Revenue,
    Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured, 5.75%, 7/01/26 .     10,000,000     10,629,500
    Good Samaritan Medical Center, Johnstown Project, Refunding, Series B, MBIA Insured,
       5.25%, 7/01/26 ..................................................................      5,000,000      5,058,450
  Southeastern Pennsylvania Transportation Authority Special Revenue,
    FGIC Insured, 5.375%, 3/01/22 ......................................................      4,000,000      4,116,840
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 3/01/20 ...............................      9,660,000     10,683,670
  State Public School Building Authority Revenue,
    Cornell School District Project, Refunding, Series B, MBIA Insured, 5.375%, 9/01/12       2,165,000      2,264,763
    Shenandoah Valley School District Project, Refunding, AMBAC Insured, 7.375%, 9/15/10      1,000,000      1,039,480
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B,
     MBIA Insured, 5.00%, 6/01/21 ......................................................     10,000,000      9,932,900
  Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ...............      5,000,000      5,050,350
  Westtown Township Sewer Revenue, FSA Insured, 5.25%, 12/15/27 ........................      3,270,000      3,318,004
  Wilkes Barre Area School District GO,
    FGIC Insured, 6.375%, 4/01/15 ......................................................      3,000,000      3,384,900
  Refunding, FGIC Insured, 5.25%, 4/01/16 ..............................................      1,385,000      1,412,320
                                                                                                          ------------
  TOTAL BONDS ..........................................................................                   782,836,848
                                                                                                          ------------


                                                                             129


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                                  PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
(d) ZERO COUPON BONDS .7%
  Pennsylvania HFA,
    SFM, Series 63A, zero cpn., 4/01/30 ....................................................    $ 11,000,000    $  2,056,010
  SFMR, Series 64, zero cpn., 4/01/30 ......................................................       6,000,000       3,549,120
                                                                                                                ------------
  TOTAL ZERO COUPON BONDS ..................................................................                       5,605,130
                                                                                                                ------------
  TOTAL LONG TERM INVESTMENTS (COST $741,559,735) ..........................................                     788,441,978
                                                                                                                ------------
(a) SHORT TERM INVESTMENTS 1.1%
  Allegheny County Hospital Development Authority Revenue,
    Health Center, Presbyterian, Series A, Weekly VRDN and Put, 2.25%, 3/01/20 .............         700,000         700,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.25%, 3/01/20 .............         460,000         460,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.55%, 3/01/20 .............         100,000         100,000
    Health Center, Presbyterian, Series D, MBIA Insured, Weekly VRDN and Put, 2.25%, 3/01/20       1,000,000       1,000,000
    Presbyterian University Hospital, Series B-1, Weekly VRDN and Put, 3.50%, 3/01/18 ......         105,000         105,000
  Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.00%, 12/01/28 ......       1,100,000       1,100,000
  Erie Higher Education Building Authority College Revenue, Gannon University Project,
     Series F, Weekly VRDN and Put, 2.25%, 7/01/13 .........................................       3,000,000       3,000,000
  Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming
     Valley Health Care, Refunding, Series A,
 AMBAC Insured, Weekly VRDN and Put, 2.95%, 1/01/24 ........................................       1,300,000       1,300,000
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Council of Independent Colleges,
     Series A2, Weekly VRDN and Put, 3.00%, 4/01/22 ........................................         100,000         100,000
     Waynesburg College, Weekly VRDN and Put, 3.40%, 4/01/17 ...............................         600,000         600,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,465,000) ...........................................                       8,465,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $750,024,735) 99.5% ..............................................                     796,906,978
                                                                                                                ------------
  OTHER ASSETS, LESS LIABILITIES .5% .......................................................                       3,952,570
                                                                                                                ------------
  NET ASSETS 100.0% ........................................................................                    $800,859,548
                                                                                                                ------------


See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.


130

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                        ---------------------------------------------------------------
CLASS A                                                     1999         1998         1997          1996(1)       1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.86    $   11.51    $   11.59     $   11.31     $   11.83
                                                        ---------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .60          .62          .65           .66           .67
 Net realized and unrealized gains (losses) .........         .06          .36          .02           .30          (.50)
                                                        ---------------------------------------------------------------
Total from investment operations ....................         .66          .98          .67           .96           .17
                                                        ---------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.60)(3)     (.62)        (.65)(3)      (.67)(2)      (.69)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)          --
                                                        ---------------------------------------------------------------
Total distributions .................................        (.64)        (.63)        (.75)         (.68)         (.69)
                                                        ---------------------------------------------------------------
Net asset value, end of year ........................   $   11.88    $   11.86    $   11.51     $   11.59     $   11.31
                                                        ---------------------------------------------------------------
Total return* .......................................        5.68%        8.78%        6.03%         8.68%         1.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 218,753    $ 210,325    $ 192,525     $ 190,577     $ 176,888
Ratios to average net assets:
 Expenses ...........................................         .74%         .75%         .73%          .74%          .73%
 Net investment income ..............................        4.98%        5.35%        5.62%         5.71%         5.95%
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%        18.30%

CLASS C
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.87    $   11.53    $   11.62     $   11.32
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .53          .56          .58           .50
 Net realized and unrealized gains ..................         .06          .34          .02           .30
                                                        -------------------------------------------------
Total from investment operations ....................         .59          .90          .60           .80
                                                        -------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.53)(4)     (.55)        (.59)         (.49)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)
                                                        -------------------------------------------------
Total distributions .................................        (.57)        (.56)        (.69)         (.50)
                                                        -------------------------------------------------
Net asset value, end of year ........................   $   11.89    $   11.87    $   11.53     $   11.62
                                                        -------------------------------------------------
Total return* .......................................        5.09%        8.07%        5.33%         7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   7,050    $   3,615    $   1,679     $     533
Ratios to average net assets:
 Expenses ...........................................        1.30%        1.31%        1.30%         1.32%**
 Net investment income ..............................        4.43%        4.78%        5.04%         5.16%**
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.006.

(4) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.                    131


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                  PRINCIPAL
  FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ........................................................................    $ 1,675,000    $ 1,837,542
    6.70%, 10/01/23 ........................................................................      5,800,000      6,366,312
  Guam Government GO, Series A,
    5.90%, 9/01/05 .........................................................................      4,575,000      4,619,149
    6.00%, 9/01/06 .........................................................................      1,085,000      1,095,145
  Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
     FSA Insured, 6.30%, 5/01/12 ...........................................................      5,590,000      6,059,560
  Guam Housing Corp. SFR, MBS, Mortgage Guaranteed, Series A, 5.35%, 9/01/18 ...............      5,000,000      5,085,900
  Guam Power Authority Revenue, Series A,
    6.30%, 10/01/22 ........................................................................      7,190,000      7,750,532
    6.75%, 10/01/24 ........................................................................      2,680,000      2,988,066
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
     Series A, 6.40%, 3/15/28 ..............................................................      7,000,000      6,826,890
  Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 ...........................................................      2,400,000      2,740,200
    Refunding, MBIA Insured, 5.75%, 7/01/24 ................................................      2,000,000      2,140,560
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Puerto Rico State Infrastructure Bank, 5.00%, 7/01/28 ..................................      2,000,000      1,948,820
    Series A, 5.00%, 7/01/38 ...............................................................      1,950,000      1,894,347
    Series Q, Pre-Refunded, 7.75%, 7/01/10 .................................................        350,000        377,468
    Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................................      8,000,000      9,124,240
  Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 .........      5,000,000      5,210,950
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .........................................................................        580,000        599,314
    7.75%, 7/01/08 .........................................................................        300,000        306,738
    7.50%, 7/01/09 .........................................................................        660,000        674,659
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
     Appropriation, Refunding, 7.875%, 10/01/04 ............................................      3,350,000      3,491,303
  Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ....................................................        700,000        770,056
    Series DD, 5.00%, 7/01/28 ..............................................................      1,680,000      1,637,009
    Series O, Pre-Refunded, 7.125%, 7/01/14 ................................................      1,525,000      1,568,402
    Series P, Pre-Refunded, 7.00%, 7/01/11 .................................................        615,000        676,211
    Series P, Pre-Refunded, 7.00%, 7/01/21 .................................................      1,000,000      1,099,530
    Series T, Pre-Refunded, 6.375%, 7/01/24 ................................................      9,000,000     10,278,450
    Series X, Pre-Refunded, 6.125%, 7/01/21 ................................................      7,225,000      8,253,407
  Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ............................................        420,000        436,388
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................      1,470,000      1,527,359
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26      2,060,000      2,513,509
  Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........      2,320,000      2,445,906
  Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 ...........................      2,075,000      2,210,083
    Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...........................        955,000      1,004,039
  Puerto Rico Industrial Medical and Environmental Facilities Higher
     Education Revenue, Inter American University, 5.00%, 10/01/22 .........................      6,500,000      6,481,865
  Puerto Rico Industrial Medical and Environmental PCFA, Revenue,
    American Airlines Corp., Series A, 6.45%, 12/01/25 .....................................      2,000,000      2,183,040
    PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................................        900,000        986,679
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, 6.125%, 8/01/25 ..................................      2,500,000      2,702,725
    Dr. Pila Hospital Project, Refunding, 6.25%, 8/01/32 ...................................        500,000        540,790
    Hospital Auxilio Mutuo Obligation, 5.50%, 7/01/17 ......................................      2,750,000      2,909,720
    Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ............................      8,445,000      9,366,265
    Mennonite General Hospital Project, 5.625%, 7/01/17 ....................................        950,000        969,475
    Mennonite General Hospital Project, 6.50%, 7/01/26 .....................................      5,000,000      5,460,100
    Mennonite General Hospital Project, 5.625%, 7/01/27 ....................................      2,000,000      2,022,380
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 .........................................      6,550,000      6,670,782
    Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................      3,160,000      3,258,023
    Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................................      4,120,000      4,085,310


132


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
 FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue, (cont.)
    Teachers Retirement System Revenue, 5.50%, 7/01/16 ..................................    $  3,175,000    $  3,303,969
    Teachers Retirement System Revenue, 5.50%, 7/01/21 ..................................       6,585,000       6,802,766
  Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 .....................       2,000,000       2,235,340
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.75%, 7/01/22       1,000,000       1,073,690
  Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21 ..............................................       1,250,000       1,287,013
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 .....................       5,500,000       5,863,440
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .....................       1,900,000       2,046,224
  Puerto Rico Telephone Authority Revenue,
    Refunding, Series L, 6.125%, 1/01/22 ................................................       6,450,000       6,820,553
    Series N, 5.50%, 1/01/13 ............................................................         500,000         517,830
    Series N, 5.50%, 1/01/22 ............................................................       2,375,000       2,442,664
  University of Puerto Rico Revenues, Series M, MBIA Insured,
    5.50%, 6/01/15 ......................................................................       4,000,000       4,233,880
    5.25%, 6/01/25 ......................................................................       6,145,000       6,263,906
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 ......................................................................         410,000         434,649
    6.50%, 3/01/25 ......................................................................         960,000       1,017,600
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 .....................................................................       3,000,000       3,033,150
    5.50%, 10/01/22 .....................................................................       3,000,000       3,010,050
    5.625%, 10/01/25 ....................................................................       3,000,000       3,054,810
  Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................       1,700,000       1,697,824
    Refunding, 5.30%, 7/01/21 ...........................................................       1,000,000         992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................       5,150,000       5,618,135
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 ......................................................................       4,000,000       3,950,680
    5.50%, 7/01/17 ......................................................................       4,000,000       3,940,677
                                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $207,622,364) .......................................                     222,836,208
                                                                                                             ------------
(a) SHORT TERM INVESTMENTS
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 (COST $100,000) .................         100,000         100,000
                                                                                                             ------------
  TOTAL INVESTMENTS (COST $207,722,364) 98.7% ...........................................                     222,936,208
  OTHER ASSETS, LESS LIABILITIES 1.3% ...................................................                       2,867,002
                                                                                                             ------------
  NET ASSETS 100.0% .....................................................................                    $225,803,210
                                                                                                             ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.                   133


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


GLOSSARY OF TERMS

1915 ACT  -         Improvement Bond Act of 1915
ABAG      -         The Association of Bay Area Governments
AD        -         Assessment District
AMBAC     -         American Municipal Bond Assurance Corp.
BIG       -         Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                    1989 and no longer does business under this name).
CDA       -         Community Development Authority/Agency
CDD       -         Community Development District
CFD       -         Community Facilities District
COP       -         Certificate of Participation
CRDA      -         Community Redevelopment Authority/Agency
DATES     -         Demand Adjustable Tax-Exempt Securities
EDA       -         Economic Development Authority
EDC       -         Economic Development Corp.
EDR       -         Economic Development Revenue
ETM       -         Escrow to Maturity
FGIC      -         Financial Guaranty Insurance Co.
FHA       -         Federal Housing Authority/Agency
FI/GML    -         Federally Insured or Guaranteed Mortgage Loans
FNMA      -         Federal National Mortgage Association
FSA       -         Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital Guaranty
                    Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      -         Government National Mortgage Association
GO        -         General Obligation
HDA       -         Housing Development Authority/Agency
HFA       -         Housing Finance Authority/Agency
HFAR      -         Housing Finance Authority/Agency Revenue
HFC       -         Housing Finance Corp.
ID        -         Improvement District
IDA       -         Industrial Development Authority/Agency
IDAR      -         Industrial Development Authority/Agency Revenue
IDB       -         Industrial Development Board
IDBR      -         Industrial Development Board Revenue
IDC       -         Industrial Development Corp.
IDR       -         Industrial Development Revenue
IPC       -         Industrial Pollution Control
ISD       -         Independent School District
LLC       -         Limited Liability Corporation
LP        -         Limited Partnership
MAC       -         Municipal Assistance Corporation
MBIA      -         Municipal Bond Investors Assurance Corp.
MBS       -         Mortgage Backed Securities
MF        -         Multi-Family
MFHR      -         Multi-Family Housing Revenue
MFMR      -         Multi-Family Mortgage Revenue
MFR       -         Multi-Family Revenue
PBA       -         Public Building Authority
PCC       -         Pollution Control Corporation
PCFA      -         Pollution Control Financing Authority
PCR       -         Pollution Control Revenue
PFA       -         Public Financing Authority
PUD       -         Public Utility District
RDA       -         Redevelopment Authority/Agency
RDAR      -         Redevelopment Authority/Agency Revenue
SF        -         Single Family
SFM       -         Single Family Mortgage
SFMR      -         Single Family Mortgage Revenue
SFR       -         Single Family Revenue
UHSD      -         Unified High School District
USD       -         Unified School District
VRDN      -         Variable Rate Demand Notes


134


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

                                                   FRANKLIN          FRANKLIN           FRANKLIN        FRANKLIN FEDERAL
                                                   ARIZONA           COLORADO          CONNECTICUT        INTERMEDIATE-
                                                   TAX-FREE          TAX-FREE           TAX-FREE          TERM TAX-FREE
                                                 INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND
                                                -------------      -------------      -------------     ----------------
Assets:
 Investments in securities:
  Cost ....................................     $ 831,274,466      $ 300,358,251      $ 250,313,211      $ 187,361,831
                                                ----------------------------------------------------------------------
  Value ...................................       881,085,864        318,632,160        265,533,638        194,533,055
 Cash .....................................            17,047            525,388            414,145            144,009
 Receivables:
  Capital shares sold .....................         2,483,846            461,207            710,212            614,022
  Interest ................................        11,018,040          4,939,836          3,814,485          2,713,049
                                                ----------------------------------------------------------------------
   Total assets ...........................       894,604,797        324,558,591        270,472,480        198,004,135
                                                ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........         6,936,018                 --            983,212          1,067,691
  Capital shares redeemed .................           108,617            420,832            209,275            897,359
  Affiliates ..............................           522,764            218,475            187,975            143,915
  Shareholders ............................         1,056,459            246,077            347,576             77,110
 Distributions to shareholders ............         1,046,886            373,254            272,804            204,517
 Other liabilities ........................            43,167             19,888             12,593             15,175
                                                ----------------------------------------------------------------------
  Total liabilities .......................         9,713,911          1,278,526          2,013,435          2,405,767
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......     $          --      $          --      $          --      $      66,835
 Accumulated distributions in excess of net
 investment income ........................          (714,249)            (6,782)          (150,586)                --
 Net unrealized appreciation ..............        49,811,398         18,273,909         15,220,427          7,171,224
 Accumulated net realized gain (loss) .....         2,736,594            317,169         (3,557,671)        (1,115,408)
 Capital shares ...........................       833,057,143        304,695,769        256,946,875        189,475,717
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
CLASS A:
 Net assets, at value .....................     $ 861,019,906      $ 301,381,056      $ 245,016,356      $ 195,598,368
                                                ----------------------------------------------------------------------
 Shares outstanding .......................        75,676,165         25,010,763         21,741,974         17,309,260
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.38      $       12.05      $       11.27      $       11.30
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) .....     $       11.89      $       12.58      $       11.77      $       11.56**
                                                ----------------------------------------------------------------------
CLASS C:
 Net assets, at value .....................     $  23,870,980      $  21,899,009      $  23,442,689                 --
                                                ----------------------------------------------------------------------
 Shares outstanding .......................         2,084,645          1,808,249          2,074,157                 --
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.45      $       12.11      $       11.30                 --
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99.00%) .....     $       11.57      $       12.23      $       11.41                 --
                                                ----------------------------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

** The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.30 / 97.75%.

                       See notes to financial statements.                    135


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                             HIGH YIELD         INDIANA           MICHIGAN         NEW JERSEY
                                                              TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                           ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................     $ 6,220,378,766   $    55,630,869   $    16,234,216   $   680,354,419
                                                           ---------------------------------------------------------------------
  Value ..............................................       6,550,576,108        59,316,143        16,852,918       726,783,993
 Cash ................................................           1,522,911           195,746            79,485         1,266,686
 Receivables:
  Capital shares sold ................................          10,673,893            39,356                --           905,719
  Interest ...........................................         113,169,061           638,975           228,803         9,585,517
  Affiliates .........................................                  --                --             6,280                --
 Organization costs ..................................                  --                --               693                --
                                                           ---------------------------------------------------------------------
   Total assets ......................................       6,675,941,973        60,190,220        17,168,179       738,541,915
                                                           ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................          11,382,566           970,162                --         4,939,156
  Capital shares redeemed ............................           7,028,129             4,863                --           344,899
  Affiliates .........................................           4,093,383            41,568             1,616           472,746
  Shareholders .......................................           9,827,719            91,588            26,403         1,465,108
 Distributions to shareholders .......................           7,680,021            62,412            19,389           752,589
 Other liabilities ...................................             264,482             5,804             3,353            34,228
                                                           ---------------------------------------------------------------------
   Total liabilities .................................          40,276,300         1,176,397            50,761         8,008,726
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................     $            --   $        67,119   $        32,280   $        74,948
 Accumulated distributions in excess of
 net investment income ...............................          (3,528,808)               --                --                --
 Net unrealized appreciation .........................         330,197,342         3,685,274           618,702        46,429,574
 Accumulated net realized gain (loss) ................           1,603,569            36,251           (33,373)          200,885
 Capital shares ......................................       6,307,393,570        55,225,179        16,499,809       683,827,782
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................     $ 5,988,204,246   $    59,013,823   $    17,117,418   $   681,818,291
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................         521,176,095         4,905,278         1,543,179        56,986,626
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.49   $         12.03   $         11.09   $         11.96
                                                           ---------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) ................     $         12.00   $         12.56   $         11.58   $         12.49
                                                           ---------------------------------------------------------------------
CLASS B:
 Net assets, at value ................................     $    15,486,932                --                --                --
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................           1,344,656                --                --                --
                                                           ---------------------------------------------------------------------
 Net asset value and maximum offering price per share*     $         11.52                --                --                --
                                                           ---------------------------------------------------------------------
CLASS C:
 Net assets, at value ................................     $   631,974,495                --                --   $    48,714,898
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................          54,646,563                --                --         4,050,857
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.56                --                --   $         12.03
                                                           ---------------------------------------------------------------------
 Maximum offering price per
 share (net asset value per share / 99.00%) ..........     $         11.68                --                --   $         12.15
                                                           ---------------------------------------------------------------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


136                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                                              FRANKLIN           FRANKLIN           FRANKLIN
                                                                               OREGON          PENNSYLVANIA        PUERTO RICO
                                                                              TAX-FREE           TAX-FREE           TAX-FREE
                                                                             INCOME FUND        INCOME FUND        INCOME FUND
                                                                            --------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................      $511,636,176       $750,024,735       $207,722,364
                                                                            --------------------------------------------------
  Value ..............................................................       539,021,851        796,906,978        222,936,208
 Cash ................................................................           177,028             45,510             62,283
 Receivables:
  Investment securities sold .........................................         7,435,792                 --                 --
  Capital shares sold ................................................           574,537          1,079,394            221,783
  Interest ...........................................................         6,594,118         13,041,845          3,375,100
                                                                            --------------------------------------------------
   Total assets ......................................................       553,803,326        811,073,727        226,595,374
                                                                            --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................        34,900,794          7,025,754                 --
  Capital shares redeemed ............................................           589,162            364,977             48,857
  Affiliates .........................................................           338,940            502,141            155,985
  Shareholders .......................................................           800,637          1,333,422            321,055
 Distributions to shareholders .......................................           524,592            948,234            256,384
 Other liabilities ...................................................            22,521             39,651              9,883
                                                                            --------------------------------------------------
   Total liabilities .................................................        37,176,646         10,214,179            792,164
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................................      $    692,530       $         --       $         --
 Accumulated distributions in excess of net investment income ........                --           (831,892)          (162,258)
 Net unrealized appreciation .........................................        27,385,675         46,882,243         15,213,844
 Accumulated net realized gain (loss) ................................          (103,897)            16,970            299,410
 Capital shares ......................................................       488,652,372        754,792,227        210,452,214
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
CLASS A:
 Net assets, at value ................................................      $483,664,265       $758,942,464       $218,753,016
                                                                            --------------------------------------------------
 Shares outstanding ..................................................        40,885,474         72,117,372         18,414,910
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.83       $      10.52       $      11.88
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)      $      12.36       $      10.99       $      12.41
                                                                            --------------------------------------------------
CLASS C:
 Net assets, at value ................................................      $ 32,962,415       $ 41,917,084       $  7,050,194
                                                                            --------------------------------------------------
 Shares outstanding ..................................................         2,768,838          3,963,903            592,723
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.90       $      10.57       $      11.89
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 99.00%)      $      12.02       $      10.68       $      12.01
                                                                            --------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    137


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN    FRANKLIN FEDERAL
                                                                  ARIZONA          COLORADO         CONNECTICUT    INTERMEDIATE-
                                                                 TAX-FREE          TAX-FREE          TAX-FREE      TERM TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND     INCOME FUND
                                                               ------------------------------------------------------------------
Investment income:
 Interest ................................................     $ 49,269,531      $ 16,984,007      $ 13,658,702     $  8,674,233
                                                               -----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        4,124,084         1,615,981         1,313,337          959,067
 Distribution fees (Note 3)
  Class A ................................................          765,635           268,284           211,566          164,401
  Class C ................................................          123,567           105,220            97,325               --
 Transfer agent fees (Note 3) ............................          290,820           124,287            92,818           61,054
 Custodian fees ..........................................            8,510             2,985             2,553            1,927
 Reports to shareholders .................................          108,236            42,768            34,178           20,895
 Registration and filing fees ............................           26,842            10,736             8,802           51,909
 Professional fees .......................................           21,832             7,782             5,625            4,862
 Trustees' fees and expenses .............................            7,630             2,797             2,185            1,522
 Other ...................................................           48,855            27,291            15,498           24,003
                                                               -----------------------------------------------------------------
   Total expenses ........................................        5,526,011         2,208,131         1,783,887        1,289,640
   Expenses waived/paid by affiliate (Note 3) ............               --                --                --          (57,466)
                                                               -----------------------------------------------------------------
    Net expenses .........................................        5,526,011         2,208,131         1,783,887        1,232,174
                                                               -----------------------------------------------------------------
     Net investment income ...............................       43,743,520        14,775,876        11,874,815        7,442,059
                                                               -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        3,918,445         1,022,077           631,807          146,469
 Net unrealized appreciation (depreciation) on investments       (4,679,698)         (713,406)          175,555          632,241
                                                               -----------------------------------------------------------------
Net realized and unrealized gain (loss) ..................         (761,253)          308,671           807,362          778,710
                                                               -----------------------------------------------------------------
Net increase in net assets resulting from operations .....     $ 42,982,267      $ 15,084,547      $ 12,682,177     $  8,220,769
                                                               -----------------------------------------------------------------


138                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                               HIGH YIELD           INDIANA           MICHIGAN          NEW JERSEY
                                                                TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                               INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                              ----------------------------------------------------------------------
Investment income:
 Interest ................................................    $ 403,886,153      $   3,383,332      $     680,121      $  39,922,588
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................       29,382,074            357,518             82,747          3,411,855
 Distribution fees (Note 3)
  Class A ................................................        5,237,134             51,291             12,889            607,142
  Class B ................................................            7,044                 --                 --                 --
  Class C ................................................        3,542,544                 --                 --            247,991
 Transfer agent fees (Note 3) ............................        2,668,120             31,999              6,994            337,369
 Custodian fees ..........................................           62,220                563                122              7,030
 Reports to shareholders .................................          841,318             13,378              1,869            105,181
 Registration and filing fees ............................          829,229              1,349              7,516             19,699
 Professional fees .......................................          434,957              2,285              1,324             16,146
 Trustees' fees and expenses .............................           56,452                629                227              6,286
 Amortization of organization costs ......................               --                 --                300                 --
 Other ...................................................          226,275              8,258              7,250             39,468
                                                              ----------------------------------------------------------------------
   Total expenses ........................................       43,287,367            467,270            121,238          4,798,167
   Expenses waived/paid by affiliate (Note 3) ............               --                 --            (89,028)                --
                                                              ----------------------------------------------------------------------
    Net expenses .........................................       43,287,367            467,270             32,210          4,798,167
                                                              ----------------------------------------------------------------------
     Net investment income ...............................      360,598,786          2,916,062            647,911         35,124,421
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............       21,319,398            133,302            (33,373)           596,765
 Net unrealized appreciation (depreciation) on investments     (120,400,244)          (141,351)           124,833          2,362,264
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................      (99,080,846)            (8,049)            91,460          2,959,029
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $ 261,517,940      $   2,908,013      $     739,371      $  38,083,450
                                                              ----------------------------------------------------------------------


                       See notes to financial statements.                    139


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN
                                                                  OREGON         PENNSYLVANIA       PUERTO RICO
                                                                 TAX-FREE          TAX-FREE          TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND
                                                               ------------------------------------------------
Investment income:
 Interest ................................................     $ 27,260,470      $ 44,955,652      $ 12,559,957
                                                               ------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        2,429,095         3,734,742         1,223,542
 Distribution fees (Note 3)
  Class A ................................................          420,666           676,436           194,649
  Class C ................................................          163,979           216,684            34,779
 Transfer agent fees (Note 3) ............................          194,441           391,362           125,878
 Custodian fees ..........................................            4,800             7,665             2,172
 Reports to shareholders .................................           80,440           139,414            35,560
 Registration and filing fees ............................           14,482            17,010            28,482
 Professional fees .......................................           11,230            18,988             9,272
 Trustees' fees and expenses .............................            4,342             6,882             2,095
 Other ...................................................           35,645            37,482             3,035
                                                               ------------------------------------------------
  Total expenses .........................................        3,359,120         5,246,665         1,659,464
                                                               ------------------------------------------------
   Net investment income .................................       23,901,350        39,708,987        10,900,493
                                                               ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        1,677,443         1,071,826           836,253
 Net unrealized appreciation (depreciation) on investments       (1,943,787)       (2,242,080)          296,087
                                                               ------------------------------------------------
Net realized and unrealized gain (loss) ..................         (266,344)       (1,170,254)        1,132,340
                                                               ------------------------------------------------
Net increase in net assets resulting from operations .....     $ 23,635,006      $ 38,538,733      $ 12,032,833
                                                               ------------------------------------------------


140                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                         FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                 ----------------------------------------------------------------
                                                                       1999             1998             1999             1998
                                                                 ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  43,743,520    $  42,369,055    $  14,775,876    $  13,751,416
  Net realized gain from investments .........................       3,918,445        7,063,992        1,022,077        3,599,269
  Net unrealized appreciation (depreciation) on investments ..      (4,679,698)      12,652,846         (713,406)       5,186,539
                                                                 ----------------------------------------------------------------
   Net increase in net assets resulting from operations ......      42,982,267       62,085,893       15,084,547       22,537,224
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................     (42,890,425)     (42,092,588)     (14,188,201)     (13,602,062)
   Class C ...................................................        (853,095)        (439,780)        (709,062)        (381,635)
  In excess of net investment income:
   Class A ...................................................        (112,500)        (598,203)          (6,459)              --
   Class C ...................................................          (2,296)          (1,250)            (323)              --
  Net realized gains:
   Class A ...................................................      (3,662,232)      (5,215,511)      (1,791,554)      (1,419,602)
   Class C ...................................................         (79,205)         (69,925)        (102,076)         (51,742)
                                                                 ----------------------------------------------------------------
 Total distributions to shareholders .........................     (47,599,753)     (48,417,257)     (16,797,675)     (15,455,041)
 Capital share transactions: (Note 2)
  Class A ....................................................      55,297,029       44,417,210       36,395,512       23,138,001
  Class C ....................................................       9,424,466        8,880,489       11,143,387        4,971,534
                                                                 ----------------------------------------------------------------
 Total capital share transactions ............................      64,721,495       53,297,699       47,538,899       28,109,535
   Net increase in net assets ................................      60,104,009       66,966,335       45,825,771       35,191,718
Net assets:
 Beginning of year ...........................................     824,786,877      757,820,542      277,454,294      242,262,576
                                                                 ----------------------------------------------------------------
 End of year .................................................   $ 884,890,886    $ 824,786,877    $ 323,280,065    $ 277,454,294
                                                                 ----------------------------------------------------------------
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ................................................   $    (714,249)   $    (599,453)   $      (6,782)   $     121,387
                                                                 ----------------------------------------------------------------


                       See notes to financial statements.                    141


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN CONNECTICUT      FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                                 TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------
                                                                1999             1998             1999             1998
                                                          -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  11,874,815    $  10,751,324    $   7,442,059    $   5,667,008
  Net realized gain (loss) from investments ...........         631,807        2,330,741          146,469          (95,778)
  Net unrealized appreciation on investments ..........         175,555        3,355,147          632,241        3,620,765
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations      12,682,177       16,437,212        8,220,769        9,191,995
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (11,204,717)     (10,477,972)      (7,539,385)      (5,768,367)
   Class C ............................................        (670,098)        (293,150)              --               --
  In excess of net investment income:
   Class A ............................................         (53,408)         (91,006)              --               --
   Class C ............................................          (3,194)          (2,978)              --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................     (11,931,417)     (10,865,106)      (7,539,385)      (5,768,367)
 Capital share transactions: (Note 2)
  Class A .............................................      40,666,725       14,607,058       55,372,039       31,406,147
  Class C .............................................      14,762,426        4,302,474               --               --
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................      55,429,151       18,909,532       55,372,039       31,406,147
   Net increase in net assets .........................      56,179,911       24,481,638       56,053,423       34,829,775
Net assets:
 Beginning of year ....................................     212,279,134      187,797,496      139,544,945      104,715,170
                                                          ----------------------------------------------------------------
 End of year ..........................................   $ 268,459,045    $ 212,279,134    $ 195,598,368    $ 139,544,945
                                                          ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...........................................   $    (150,586)   $     (93,984)   $      66,835    $     164,161
                                                          ----------------------------------------------------------------


142                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                      FRANKLIN HIGH YIELD                 FRANKLIN INDIANA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                    1999               1998             1999            1998
                                                              ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   360,598,786    $   312,993,540    $  2,916,062    $  2,875,486
  Net realized gain from investments ......................        21,319,398         37,029,261         133,302         578,277
  Net unrealized appreciation (depreciation) on investments      (120,400,244)       187,205,403        (141,351)        886,955
                                                              ------------------------------------------------------------------
  Net increase in net assets resulting from operations ....       261,517,940        537,228,204       2,908,013       4,340,718
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (332,249,669)      (293,671,375)     (2,944,395)     (2,896,065)
   Class B ................................................           (46,213)                --              --              --
   Class C ................................................       (27,314,370)       (16,003,246)             --              --
 In excess of net investment income:
   Class A ................................................                --         (4,570,398)             --              --
 Net realized gains:
   Class A ................................................        (7,966,666)                --        (157,423)        (97,364)
   Class C ................................................          (819,741)                --              --              --
                                                              ------------------------------------------------------------------
 Total distributions to shareholders ......................      (368,396,659)      (314,245,019)     (3,101,818)     (2,993,429)
 Capital share transactions: (Note 2)
  Class A .................................................       342,918,876      1,028,368,708       4,564,399       2,158,623
  Class B .................................................        15,504,687                 --              --              --
  Class C .................................................       217,918,008        215,193,396              --              --
                                                              ------------------------------------------------------------------
 Total capital share transactions .........................       576,341,571      1,243,562,104       4,564,399       2,158,623
   Net increase in net assets .............................       469,462,852      1,466,545,289       4,370,594       3,505,912
Net assets:
 Beginning of year ........................................     6,166,202,821      4,699,657,532      54,643,229      51,137,317
                                                              ------------------------------------------------------------------
 End of year ..............................................   $ 6,635,665,673    $ 6,166,202,821    $ 59,013,823    $ 54,643,229
                                                              ------------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $    (3,528,808)   $    (4,517,342)   $     67,119    $     95,452
                                                              ------------------------------------------------------------------


                       See notes to financial statements.                    143


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN MICHIGAN                FRANKLIN NEW JERSEY
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                          ----------------------------------------------------------------
                                                                1999             1998            1999             1998
                                                          ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $     647,911    $     368,771    $  35,124,421    $  33,244,244
  Net realized gain (loss) from investments ...........         (33,373)          21,364          596,765        2,902,623
  Net unrealized appreciation on investments ..........         124,833          425,437        2,362,264       14,172,961
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations         739,371          815,572       38,083,450       50,319,828
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................        (659,124)        (370,383)     (33,973,510)     (32,627,862)
   Class C ............................................              --               --       (1,728,570)        (995,986)
  Net realized gains:
   Class A ............................................         (21,402)              --               --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................        (680,526)        (370,383)     (35,702,080)     (33,623,848)
 Capital share transactions: (Note 2)
  Class A .............................................       7,790,981        4,938,273       42,629,937       46,163,845
  Class C .............................................              --               --       20,454,134       14,421,458
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................       7,790,981        4,938,273       63,084,071       60,585,303
Net increase in net assets ............................       7,849,826        5,383,462       65,465,441       77,281,283
Net assets:
 Beginning of year ....................................       9,267,592        3,884,130      665,067,748      587,786,465
                                                          ----------------------------------------------------------------
 End of year ..........................................   $  17,117,418    $   9,267,592    $ 730,533,189    $ 665,067,748
                                                          ----------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year ..........................................   $      32,280    $      43,531    $      74,948    $     652,607
                                                          ----------------------------------------------------------------


144                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                     FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                                   TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------
                                                                   1999             1998             1999             1998
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $  23,901,350    $  21,984,674    $  39,708,987    $  38,371,049
  Net realized gain from investments ......................       1,677,443        3,490,454        1,071,826        6,524,504
  Net unrealized appreciation (depreciation) on investments      (1,943,787)       7,488,709       (2,242,080)      15,000,707
                                                              ----------------------------------------------------------------
   Net increase in net assets resulting from operations ...      23,635,006       32,963,837       38,538,733       59,896,260
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................     (23,518,284)     (21,486,828)     (38,182,843)     (37,844,881)
   Class C ................................................      (1,142,332)        (516,221)      (1,526,144)        (900,095)
  In excess of net investment income:
   Class A ................................................              --               --         (418,611)        (393,721)
   Class C ................................................              --               --          (16,732)          (2,828)
  Net realized gains:
   Class A ................................................              --               --         (985,591)      (9,091,610)
   Class C ................................................              --               --          (51,198)        (252,851)
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................     (24,660,616)     (22,003,049)     (41,181,119)     (48,485,986)
 Capital share transactions: (Note 2)
  Class A .................................................      57,633,801       32,371,580       48,325,952       43,708,763
  Class C .................................................      17,049,844        8,533,540       16,135,478       13,647,815
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................      74,683,645       40,905,120       64,461,430       57,356,578
   Net increase in net assets .............................      73,658,035       51,865,908       61,819,044       68,766,852
Net assets:
 Beginning of year ........................................     442,968,645      391,102,737      739,040,504      670,273,652
                                                              ----------------------------------------------------------------
 End of year ..............................................   $ 516,626,680    $ 442,968,645    $ 800,859,548    $ 739,040,504
                                                              ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $     692,530    $   1,451,796    $    (831,892)   $    (396,549)
                                                              ----------------------------------------------------------------


                       See notes to financial statements.                    145


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                FRANKLIN PUERTO RICO
                                                                TAX-FREE INCOME FUND
                                                          ------------------------------
                                                                1999             1998
                                                          ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  10,900,493    $  10,756,182
  Net realized gain from investments ..................         836,253          166,654
  Net unrealized appreciation on investments ..........         296,087        6,082,031
                                                          ------------------------------
   Net increase in net assets resulting from operations      12,032,833       17,004,867
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (10,664,385)     (10,578,866)
   Class C ............................................        (236,108)        (117,117)
  In excess of net investment income:
   Class A ............................................        (112,508)              --
   Class C ............................................          (2,491)              --
  Net realized gains:
   Class A ............................................        (682,528)        (237,542)
   Class C ............................................         (19,507)          (2,435)
                                                          ------------------------------
 Total distributions to shareholders ..................     (11,717,527)     (10,935,960)
 Capital share transactions: (Note 2)
  Class A .............................................       8,116,885       11,808,017
  Class C .............................................       3,431,283        1,858,374
                                                          ------------------------------
 Total capital share transactions .....................      11,548,168       13,666,391
   Net increase in net assets .........................      11,863,474       19,735,298
Net assets:
 Beginning of year ....................................     213,939,736      194,204,438
                                                          ------------------------------
 End of year ..........................................   $ 225,803,210    $ 213,939,736
                                                          ------------------------------
Accumulated distributions in excess of net
investment income included in net assets:
 End of year ..........................................   $    (162,258)   $     (47,259)
                                                          ------------------------------


146                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                             CLASS A & CLASS C                      CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------------------
Federal Intermediate-Term Tax-Free Income Fund      Arizona Tax-Free Income Fund           High Yield Tax-Free Income Fund
Indiana Tax-Free Income Fund                        Colorado Tax-Free Income Fund
Michigan Tax-Free Income Fund                       Connecticut Tax-Free Income Fund
                                                    New Jersey Tax-Free Income Fund
                                                    Oregon Tax-Free Income Fund
                                                    Pennsylvania Tax-Free Income Fund
                                                    Puerto Rico Tax-Free Income Fund


                                                                             147


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                            FRANKLIN ARIZONA            FRANKLIN COLORADO         FRANKLIN CONNECTICUT
                                          TAX-FREE INCOME FUND        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                        ---------------------------------------------------------------------------------
CLASS A SHARES:                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ........................   11,526,533   $131,398,899    4,827,831   $ 58,439,307    5,343,819   $ 60,218,484
 Shares issued in reinvestment of
  distributions .....................    1,678,671     19,132,729      655,996      7,932,374      494,190      5,562,097
 Shares redeemed ....................   (8,347,885)   (95,234,599)  (2,479,532)   (29,976,169)  (2,231,916)   (25,113,856)
                                        ---------------------------------------------------------------------------------
Net increase ........................    4,857,319   $ 55,297,029    3,004,295   $ 36,395,512    3,606,093   $ 40,666,725
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................   10,989,623   $124,544,786    4,200,877   $ 49,956,273    3,158,359   $ 34,854,687
 Shares issued in reinvestment of
  distributions .....................    1,709,572     19,390,926      602,905      7,203,365      434,591      4,800,239
 Shares redeemed ....................   (8,792,791)   (99,518,502)  (2,852,691)   (34,021,637)  (2,268,367)   (25,047,868)
                                        ---------------------------------------------------------------------------------
Net increase ........................    3,906,404   $ 44,417,210    1,951,091   $ 23,138,001    1,324,583   $ 14,607,058
                                        ---------------------------------------------------------------------------------

CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ........................    1,020,350   $ 11,705,629    1,064,599   $ 12,955,209    1,442,047   $ 16,291,315
 Shares issued in reinvestment of
  distributions .....................       48,448        555,594       47,188        573,490       36,934        417,159
 Shares redeemed ....................     (247,506)    (2,836,757)    (195,768)    (2,385,312)    (172,113)    (1,946,048)
                                        ---------------------------------------------------------------------------------
Net increase ........................      821,292   $  9,424,466      916,019   $ 11,143,387    1,306,868   $ 14,762,426
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................      944,093   $ 10,786,657      465,522   $  5,579,219      471,457   $ 5,230,031
 Shares issued in reinvestment of
  distributions .....................       29,661        338,868       26,102        313,854       15,933       176,704
 Shares redeemed ....................     (196,079)    (2,245,036)     (76,937)      (921,539)     (99,234)   (1,104,261)
                                        ---------------------------------------------------------------------------------
Net increase ........................      777,675   $  8,880,489      414,687   $  4,971,534      388,156   $ 4,302,474
                                        ---------------------------------------------------------------------------------

                                               FRANKLIN
                                        FEDERAL INTERMEDIATE-TERM       FRANKLIN HIGH YIELD
                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                        ---------------------------------------------------------
CLASS A SHARES:                            SHARES        AMOUNT        SHARES          AMOUNT
                                        ---------------------------------------------------------
Year ended February 28, 1999
 Shares sold                            11,604,328   $130,996,084   109,439,514   $ 1,270,904,703
 Shares issued in reinvestment
  of distributions                         424,605      4,788,679    12,599,576       146,168,778
 Shares redeemed                        (7,120,171)   (80,412,724)  (92,381,330)   (1,074,154,605)
                                        ---------------------------------------------------------
Net increase                             4,908,762   $ 55,372,039    29,657,760   $   342,918,876
                                        ---------------------------------------------------------
Year ended February 28, 1998
 Shares sold                             7,621,870   $ 84,314,187   131,051,149   $ 1,501,048,680
 Shares issued in reinvestment
  of distributions                         314,345      3,475,067    10,564,487       120,432,053
 Shares redeemed                        (5,106,923)   (56,383,107)  (52,168,755)     (593,112,025)
                                        ---------------------------------------------------------
Net increase                             2,829,292   $ 31,406,147    89,446,881   $ 1,028,368,708
                                        ---------------------------------------------------------


148


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN HIGH YIELD
                                                        TAX-FREE INCOME FUND
                                                     ---------------------------
CLASS B SHARES:                                        SHARES          AMOUNT
                                                     ---------------------------
Period ended February 28, 1999(1)
 Shares sold ..................................       1,351,940    $  15,588,944
 Shares issued in reinvestment of distributions           1,920           22,138
 Shares redeemed ..............................          (9,204)        (106,395)
                                                     ---------------------------
Net increase ..................................       1,344,656    $  15,504,687
                                                     ---------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................      23,491,348    $ 274,591,698
 Shares issued in reinvestment of distributions       1,434,609       16,744,689
 Shares redeemed ..............................      (6,290,089)     (73,418,379)
                                                     ---------------------------
Net increase ..................................      18,635,868    $ 217,918,008
                                                     ---------------------------
Year ended February 28, 1998
 Shares sold ..................................      20,703,147    $ 237,559,146
 Shares issued in reinvestment of distributions         787,176        9,048,976
 Shares redeemed ..............................      (2,737,903)     (31,414,726)
                                                     ---------------------------
Net increase ..................................      18,752,420    $ 215,193,396
                                                     ---------------------------

(1) For the period January 1, 1999 (effective date) to February 28, 1999.

                                          FRANKLIN INDIANA                 FRANKLIN MICHIGAN               FRANKLIN NEW JERSEY
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES           AMOUNT           SHARES           AMOUNT         SHARES           AMOUNT
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................         693,824    $   8,363,007          873,005    $   9,679,445        9,025,737    $ 107,896,711
 Shares issued in reinvestment
  of distributions ...........         147,232        1,774,634           34,684          384,353        1,485,157       17,759,368
 Shares redeemed .............        (462,563)      (5,573,242)        (205,659)      (2,272,817)      (6,947,075)     (83,026,142)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         378,493    $   4,564,399          702,030    $   7,790,981        3,563,819    $  42,629,937
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         579,644    $   6,873,674          551,576    $   5,829,785        8,712,865    $ 102,237,548
 Shares issued in reinvestment
  of distributions ...........         134,539        1,599,765           23,331          248,616        1,409,016       16,532,393
 Shares redeemed .............        (531,972)      (6,314,816)        (106,557)      (1,140,128)      (6,187,043)     (72,606,096)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         182,211    $   2,158,623          468,350    $   4,938,273        3,934,838    $  46,163,845
                                      ----------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................                                                                           2,039,721    $  24,514,544
 Shares issued in reinvestment
  of distributions ...........                                                                              92,442        1,111,258
 Shares redeemed .............                                                                            (430,504)      (5,171,668)
Net increase .................                                                                           1,701,659    $  20,454,134
Year ended February 28, 1998
 Shares sold .................                                                                           1,400,159    $  16,481,996
 Shares issued in reinvestment
  of distributions ...........                                                                              58,051          685,807
 Shares redeemed .............                                                                            (232,294)      (2,746,345)
                                                                                                         ---------------------------
Net increase .................                                                                           1,225,916    $  14,421,458
                                                                                                         ---------------------------


                                                                             149


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                          FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA             FRANKLIN PUERTO RICO
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                    ------------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES          AMOUNT            SHARES          AMOUNT            SHARES          AMOUNT
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................       7,610,561    $  90,155,831       10,273,081    $ 108,316,940        2,024,140    $  24,064,112
 Shares issued in reinvestment
  of distributions ...........       1,100,982       13,038,139        1,721,278       18,145,017          469,863        5,585,862
 Shares redeemed .............      (3,846,398)     (45,560,169)      (7,413,012)     (78,136,005)      (1,811,759)     (21,533,089)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       4,865,145    $  57,633,801        4,581,347    $  48,325,952          682,244    $   8,116,885
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................       5,268,610    $  61,496,989        9,004,492    $  94,158,052        2,415,410    $  28,143,369
 Shares issued in reinvestment
  of distributions ...........       1,035,752       12,096,370        2,121,558       22,217,555          447,385        5,214,315
 Shares redeemed .............      (3,535,934)     (41,221,779)      (6,956,391)     (72,666,844)      (1,854,307)     (21,549,667)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       2,768,428    $  32,371,580        4,169,659    $  43,708,763        1,008,488    $  11,808,017
                                    ------------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................       1,560,923    $  18,592,323        1,872,749    $  19,847,633          361,675    $   4,306,325
 Shares issued in reinvestment
  of distributions ...........          70,444          839,644           96,080        1,017,661           13,159          156,658
 Shares redeemed .............        (199,919)      (2,382,123)        (447,006)      (4,729,816)         (86,636)      (1,031,700)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       1,431,448    $  17,049,844        1,521,823    $  16,135,478          288,198    $   3,431,283
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         784,427    $   9,219,159        1,410,008    $  14,834,384          194,122    $   2,272,453
 Shares issued in reinvestment
  of distributions ...........          31,773          373,918           73,526          774,170            5,468           63,947
 Shares redeemed .............         (90,512)      (1,059,537)        (186,019)      (1,960,739)         (40,740)        (478,026)
                                    ------------------------------------------------------------------------------------------------
Net increase .................         725,688    $   8,533,540        1,297,515    $  13,647,815          158,850    $   1,858,374
                                    ------------------------------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment managers, principal underwriter, transfer agent, and administrative manager, respectively.

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively, based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       ---------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under agreements with Investment Advisory and Advisers, FT Services provides administrative services to the Funds. The fee is paid by Investment Advisory and Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.


150


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                               FRANKLIN
                                        FRANKLIN     FRANKLIN    FRANKLIN       FEDERAL      FRANKLIN      FRANKLIN
                                        ARIZONA      COLORADO   CONNECTICUT  INTERMEDIATE-  HIGH YIELD     INDIANA
                                        TAX-FREE     TAX-FREE    TAX-FREE    TERM TAX-FREE   TAX-FREE      TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                      -------------------------------------------------------------------------------
Net commissions received (paid) ....   $(76,889)    $(151,335)   $(197,926)    $(347,744)   $(3,795,464)    $4,517
Contingent deferred sales charges ..   $ 12,269     $  8,464     $   7,518     $   4,464    $   283,409     $   --

                                       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN
                                       MICHIGAN     NEW JERSEY    OREGON     PENNSYLVANIA  PUERTO RICO
                                       TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND
                                      ----------------------------------------------------------------
Net commissions received (paid) ....   $11,511      $(201,862)   $ 132,151    $(108,983)    $(10,699)
Contingent deferred sales charges ..   $    --      $  23,450    $  13,763    $  16,329     $  5,057

The Funds paid transfer agent fees of $4,329,703, of which $3,659,599 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                FRANKLIN    FRANKLIN FEDERAL   FRANKLIN      FRANKLIN
                                               CONNECTICUT   INTERMEDIATE-     MICHIGAN       OREGON
                                                TAX-FREE     TERM TAX-FREE     TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND
                                               --------------------------------------------------------
Capital loss carryovers expiring in: 2003 ...   $3,162,502    $       --       $    --        $ 36,444
                                     2004 ...       46,957       920,152            --              --
                                     2005 ...      322,502        99,478            --          67,453
                                     2006 ...           --        95,778            --              --
                                     2007 ...           --            --        33,373              --
                                               --------------------------------------------------------
                                                $3,531,961    $1,115,408       $33,373        $103,897
                                               --------------------------------------------------------

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN FEDERAL
                                   ARIZONA         COLORADO      CONNECTICUT     INTERMEDIATE-
                                   TAX-FREE        TAX-FREE       TAX-FREE       TERM TAX-FREE
                                  INCOME FUND     INCOME FUND    INCOME FUND      INCOME FUND
                                  --------------------------------------------------------------
Investments at cost ............  $831,278,248   $300,359,139   $250,338,921     $187,361,831
                                  --------------------------------------------------------------
Unrealized appreciation ........  $ 51,499,410   $ 18,477,819   $ 15,382,080     $  7,663,180
Unrealized depreciation ........    (1,691,794)      (204,798)      (187,363)        (491,956)
                                  --------------------------------------------------------------
Net unrealized appreciation ....  $ 49,807,616   $ 18,273,021   $ 15,194,717     $  7,171,224
                                  --------------------------------------------------------------


                                                                             151


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

                                   FRANKLIN             FRANKLIN             FRANKLIN             FRANKLIN
                                  HIGH YIELD            INDIANA              MICHIGAN            NEW JERSEY
                                   TAX-FREE             TAX-FREE             TAX-FREE             TAX-FREE
                                  INCOME FUND          INCOME FUND          INCOME FUND          INCOME FUND
                                ------------------------------------------------------------------------------
Investments at cost .........   $ 6,220,381,266      $    55,630,869      $    16,234,216      $   680,354,419
                                ------------------------------------------------------------------------------
Unrealized appreciation .....   $   444,690,683      $     3,711,562      $       644,702      $    46,786,602
Unrealized depreciation .....      (114,495,841)             (26,288)             (26,000)            (357,028)
                                ------------------------------------------------------------------------------
Net unrealized appreciation .   $   330,194,842      $     3,685,274      $       618,702      $    46,429,574
                                ------------------------------------------------------------------------------

                                    FRANKLIN           FRANKLIN           FRANKLIN
                                     OREGON          PENNSYLVANIA        PUERTO RICO
                                    TAX-FREE           TAX-FREE           TAX-FREE
                                   INCOME FUND        INCOME FUND        INCOME FUND
                                  ---------------------------------------------------
Investments at cost .........     $ 511,636,176      $ 750,024,735      $ 207,722,364
                                  ---------------------------------------------------
Unrealized appreciation .....     $  27,593,338      $  47,377,968      $  15,264,452
Unrealized depreciation .....          (207,663)          (495,725)           (50,608)
                                  ---------------------------------------------------
Net unrealized appreciation .     $  27,385,675      $  46,882,243      $  15,213,844
                                  ---------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1999, were as follows:

                 FRANKLIN           FRANKLIN            FRANKLIN      FRANKLIN FEDERAL      FRANKLIN            FRANKLIN
                 ARIZONA            COLORADO          CONNECTICUT      INTERMEDIATE-       HIGH YIELD           INDIANA
                 TAX-FREE           TAX-FREE            TAX-FREE       TERM TAX-FREE        TAX-FREE            TAX-FREE
                INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
              -------------------------------------------------------------------------------------------------------------
Purchases .   $  174,922,140     $   80,480,811     $   67,344,295     $   73,359,722     $1,693,788,732     $   14,667,411
Sales .....   $  119,958,401     $   37,331,632     $   13,573,532     $   26,476,275     $1,178,126,292     $   10,495,372

                    FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                    MICHIGAN          NEW JERSEY           OREGON          PENNSYLVANIA       PUERTO RICO
                    TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                   INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                  ----------------------------------------------------------------------------------------
Purchases ....    $  9,431,400       $104,152,300       $132,382,727       $137,435,546       $ 57,402,546
Sales ........    $  1,968,903       $ 37,383,597       $ 50,554,688       $ 84,188,349       $ 43,774,393

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 38.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1999, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,092,000 and $21,060,000 representing .56% and .32%, respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund, which have investments in excess of 10% of their total net assets in the states of California or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


152


FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999



                                                                             153


FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 1999:

Franklin Arizona Tax-Free Income Fund ...................................................................   $  3,802,669
Franklin Colorado Tax-Free Income Fund ..................................................................   $  1,022,077
Franklin High Yield Tax-Free Income Fund ................................................................   $ 10,392,475
Franklin Indiana Tax-Free Income Fund ...................................................................   $     72,701
Franklin New Jersey Tax-Free Income Fund ................................................................   $    200,885
Franklin Pennsylvania Tax-Free Income Fund ..............................................................   $  1,050,917
Franklin Puerto Rico Tax-Free Income Fund ...............................................................   $    836,253

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.



154


                       This page intentionally left blank.


                       This page intentionally left blank.